Putnam
Variable
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT
December 31, 2004

* Putnam VT American Government Income Fund
* Putnam VT Capital Appreciation Fund
* Putnam VT Capital Opportunities Fund
* Putnam VT Discovery Growth Fund
* Putnam VT Diversified Income Fund
* Putnam VT Equity Income Fund
* Putnam VT The George Putnam Fund of Boston
* Putnam VT Global Asset Allocation Fund
* Putnam VT Global Equity Fund
* Putnam VT Growth and Income Fund
* Putnam VT Growth Opportunities Fund
* Putnam VT Health Sciences Fund
* Putnam VT High Yield Fund
* Putnam VT Income Fund
* Putnam VT International Equity Fund
* Putnam VT International Growth and Income Fund
* Putnam VT International New Opportunities Fund
* Putnam VT Investors Fund
* Putnam VT Mid Cap Value Fund
* Putnam VT Money Market Fund
* Putnam VT New Opportunities Fund
* Putnam VT New Value Fund
* Putnam VT OTC & Emerging Growth Fund
* Putnam VT Research Fund
* Putnam VT Small Cap Value Fund
* Putnam VT Utilities Growth and Income Fund
* Putnam VT Vista Fund
* Putnam VT Voyager Fund

A series of mutual fund portfolios for variable insurance investors


[SCALE LOGO OMITTED]


To the shareholders of Putnam Variable Trust

The characteristics of 2004's market gains were similar to those of 2003, despite being on a smaller scale. Equities across industries, investment styles, and market capitalizations posted positive returns; the same was also true for bonds across the credit-quality and maturity spectrums. During the year, however, there were two distinctly different environments: the first three quarters experienced a period of "benign equilibrium" -- flat to slightly positive returns in both equity and fixed-income markets -- while the fourth quarter enjoyed a sharp, broad-based rally. This pattern was the result of several conflicting forces during the year: the positive impact of improving job data, continued high corporate earnings, and low inflation; versus the dampening effect of concerns about rising interest rates, the future of the economy, the war in Iraq, and uncertainty surrounding the presidential election.

EQUITIES

* United States The most significant factor affecting the U.S. stock market during the period was the presidential election. As a general rule, markets tend to react negatively to change, making it no surprise that after President Bush's reelection, equities across the board rallied. During the first 10 months of the year, corporate earnings continued to rise, while equity prices on the whole fluctuated within a fairly narrow range. Meanwhile, the lack of terrorist activity at several high-profile events -- including the Athens Olympics and the Democratic and Republic National Conventions in Boston and New York City, respectively -- soothed investors without compelling them to action. These factors in essence created a sense of pent-up energy in the stock market that sent equities, particularly smaller-cap and value-style stocks, into a strong rally following the November 2 election. Prior to that point, performance differences between investment styles and stocks of different market capitalizations were relatively minor.

* International Two factors drove international stock market performance -- a global "rebalancing" and the devaluation of the U.S. dollar. In local currency terms, the S&P 500 Index, a broad measure of domestic common stock performance, has consistently outperformed international markets since 1997. This trend, however, began to reverse a few years ago as China began the process of industrialization and Europe underwent a number of economic transformations. The result in 2004 was that international stocks outperformed their U.S. counterparts on an absolute basis. In terms of the devaluation of the U.S. dollar, its rapid decline throughout the fourth quarter further enhanced returns for international stocks. The burgeoning U.S. budget deficit, among other factors, has led to one of the weakest dollars in recent years. Foreign securities further benefited from that trend when their returns were translated back into local currency figures.

FIXED INCOME

* United States In 2004, all eyes in the domestic bond market focused on the Federal Reserve Board (the Fed) as investors braced for what many felt was an inevitable rise in interest rates. The surprise came at the end of the first quarter, following the release of stronger-than-expected job creation data. Many believed that the Fed would react by aggressively raising rates, a move that would send prices on existing bonds plummeting. The Fed did raise rates -- five times in total for the year -- but did so gradually, by only 25 basis points (a quarter of a percentage point) in each rate increase. Against this backdrop, the yield curve (the difference in yields between bonds of various maturities) flattened considerably, as the yields on shorter-term bonds climbed. High-yield bonds continued to outperform in this environment, as investors were willing to take on added risk in exchange for the higher interest payments these lower-quality securities generally pay. Mortgage- and asset-backed securities also posted strong returns, as many investors returned to the fixed-income market after the Fed solidified its current pro-growth stance.

* International For the 12-month period, international investment-grade securities outperformed their domestic counterparts by a significant margin. Like their equity counterparts, international fixed-income securities benefited from the weakening U.S. dollar in the fourth quarter of the year. Up until that point, investors in non-U.S. markets, like those at home, generally sought out higher yields wherever they could find them. As a result, the international high-yield sector performed well for the year, as did emerging market debt. In addition, prices of bonds issued by companies that were able to take advantage of rising oil prices to improve their financial conditions rose, especially within the oil services and energy sectors. On a country basis, bonds from countries such as Australia, that saw their basic materials and exporting industries continue to benefit from China's industrialization also posted solid gains.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice and are subject to change. Indexes mentioned are used as broad measures of market performance. It is not possible to invest directly in an index. Past performance is not a guarantee of future results.


PERFORMANCE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value
(as of 12/31/04)
                             Inception                     5 years                    10 years                     Life
Putnam VT -- Class IA shares   Date      1 year    Cumulative   Annualized    Cumulative    Annualized    Cumulative   Annualized
---------------------------------------------------------------------------------------------------------------------------------
American Government Income
Fund*                         2/1/00      2.85%        --%         --%            --%          --%         36.77%       6.58%
..................................................................................................................................
Capital Appreciation
Fund*                        9/29/00     15.02         --          --             --           --         -12.42       -3.07
..................................................................................................................................
Capital Opportunities
Fund*                         5/1/03     18.54         --          --             --           --          54.40       29.77
..................................................................................................................................
Discovery Growth
Fund*                        9/29/00      7.73         --          --             --           --         -49.80      -14.94
..................................................................................................................................
Diversified Income
Fund*                        9/15/93      9.58      45.58        7.80         103.17         7.35          99.05        6.29
..................................................................................................................................
Equity Income
Fund*                         5/1/03     12.14         --          --             --           --          36.32       20.43
..................................................................................................................................
The George Putnam Fund of
Boston*                      4/30/98      8.48      28.77        5.19             --           --          33.05        4.38
..................................................................................................................................
Global Asset Allocation
Fund                          2/1/88      9.26       1.88        0.37         123.11         8.36         301.49        8.57
..................................................................................................................................
Global Equity
Fund                          5/1/90     13.94     -43.14      -10.68          88.63         6.55         164.15        6.85
..................................................................................................................................
Growth and Income
Fund                          2/1/88     11.37      17.16        3.22         184.25        11.01         532.05       11.52
..................................................................................................................................
Growth Opportunities
Fund*                         2/1/00      2.08         --          --             --           --         -52.74      -14.14
..................................................................................................................................
Health Sciences
Fund*                        4/30/98      7.30      13.89        2.64             --           --          19.81        2.75
..................................................................................................................................
High Yield
Fund*                         2/1/88     10.99      33.18        5.90         102.68         7.32         290.10        8.38
..................................................................................................................................
Income
Fund*                         2/1/88      4.72      37.64        6.60          95.53         6.94         234.42        7.40
..................................................................................................................................
International Equity
Fund*                         1/2/97     16.58     -10.79       -2.26             --           --          97.00        8.85
..................................................................................................................................
International Growth
and Income Fund               1/2/97     21.31      16.52        3.10             --           --          92.93        8.57
..................................................................................................................................
International New
Opportunities Fund*           1/2/97     13.63     -42.31      -10.42             --           --          35.17        3.84
..................................................................................................................................
Investors
Fund*                        4/30/98     12.95     -32.50       -7.56             --           --           2.47        0.37
..................................................................................................................................
Mid Cap Value
Fund*                         5/1/03     15.75         --          --             --           --          49.33       27.20
..................................................................................................................................
Money Market
Fund*                         2/1/88      0.91      13.74        2.61          46.30         3.88         113.18        4.58
..................................................................................................................................
New Opportunities
Fund                          5/2/94     10.50     -47.08      -11.95         119.37         8.17         137.36        8.45
..................................................................................................................................
New Value
Fund                          1/2/97     15.77      65.09       10.55             --           --         106.84        9.52
..................................................................................................................................
OTC & Emerging Growth
Fund*                        4/30/98      8.81     -73.21      -23.16             --           --         -38.74       -7.09
..................................................................................................................................
Research
Fund*                        9/30/98      7.79     -15.65       -3.35             --           --          28.62        4.11
..................................................................................................................................
Small Cap Value
Fund                         4/30/99     26.54     129.61       18.09             --           --         137.58       16.50
..................................................................................................................................
Utilities Growth
and Income Fund               5/4/92     21.87       6.30        1.23         134.11         8.88         164.42        7.98
..................................................................................................................................
Vista
Fund                          1/2/97     18.90     -29.37       -6.72             --           --          58.98        5.97
..................................................................................................................................
Voyager
Fund                          2/1/88      5.34     -36.88       -8.79         149.73         9.58         545.04       11.65
---------------------------------------------------------------------------------------------------------------------------------


Data is historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the insurance related charges and expenses at your contract level. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although Putnam VT Money Market Fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

* For a portion of the period, this fund limited expenses, without which returns would have been lower.



PERFORMANCE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value (as of 12/31/04)
                             Inception                     5 years                    10 years                     Life
Putnam VT -- Class IB shares   Date      1 year    Cumulative   Annualized    Cumulative    Annualized    Cumulative   Annualized
---------------------------------------------------------------------------------------------------------------------------------
American Government Income
Fund*                         2/1/00      2.66%        --          --             --           --          35.42%       6.36%
..................................................................................................................................
Capital Appreciation
Fund*                        9/29/00     14.70         --          --             --           --         -13.30       -3.30
..................................................................................................................................
Capital Opportunities
Fund*                         5/1/03     18.21         --          --             --           --          53.74       29.44
..................................................................................................................................
Discovery Growth
Fund*                        9/29/00      7.58         --          --             --           --         -50.30      -15.14
..................................................................................................................................
Diversified Income
Fund*                         4/6/98      9.20      43.61        7.51          98.98         7.12          94.58        6.07
..................................................................................................................................
Equity Income
Fund*                         5/1/03     11.82         --          --             --           --          35.73       20.12
..................................................................................................................................
The George Putnam Fund of
Boston*                      4/30/98      8.21      27.26        4.94             --           --          31.41        4.18
..................................................................................................................................
Global Asset Allocation
Fund                         4/30/98      9.11       1.26        0.25         120.54         8.23         293.06        8.43
..................................................................................................................................
Global Equity
Fund                         4/30/98     13.68     -43.75      -10.87          85.16         6.35         157.53        6.66
..................................................................................................................................
Growth and Income
Fund                          4/6/98     11.11      15.83        2.98         179.14        10.81         514.46       11.33
..................................................................................................................................
Growth Opportunities
Fund*                         2/1/00      1.74         --          --             --           --         -53.30      -14.35
..................................................................................................................................
Health Sciences
Fund*                        4/30/98      7.12      12.57        2.40             --           --          18.35        2.56
..................................................................................................................................
High Yield
Fund*                        4/30/98     10.54      31.69        5.66          99.15         7.13         279.60        8.21
..................................................................................................................................
Income
Fund*                        4/30/98      4.43      36.07        6.35          92.18         6.75         225.40        7.22
..................................................................................................................................
International Equity
Fund*                        4/30/98     16.19     -11.77       -2.47             --           --          94.06        8.65
..................................................................................................................................
International Growth
and Income Fund               4/6/98     20.98      15.40        2.91             --           --          90.28        8.38
..................................................................................................................................
International New
Opportunities Fund*          4/30/98     13.35     -42.95      -10.62             --           --          33.19        3.65
..................................................................................................................................
Investors
Fund*                        4/30/98     12.64     -33.28       -7.77             --           --           1.08        0.16
..................................................................................................................................
Mid Cap Value
Fund*                         5/1/03     15.44         --          --             --           --          48.73       26.89
..................................................................................................................................
Money Market
Fund*                        4/30/98      0.66      12.42        2.37          44.32         3.74         111.04        4.51
..................................................................................................................................
New Opportunities
Fund                         4/30/98     10.31     -47.67      -12.15         115.26         7.97         132.80        8.25
..................................................................................................................................
New Value
Fund                         4/30/98     15.43      63.17       10.29             --           --         103.82        9.32
..................................................................................................................................
OTC & Emerging Growth
Fund*                        4/30/98      8.53     -73.49      -23.32             --           --         -39.46       -7.25
..................................................................................................................................
Research
Fund*                        9/30/98      7.56     -16.57       -3.56             --           --          26.98        3.90
..................................................................................................................................
Small Cap Value
Fund                         4/30/99     26.22     126.92       17.81             --           --         134.58       16.24
..................................................................................................................................
Utilities Growth
and Income Fund              4/30/98     21.60       5.18        1.01         130.25         8.70         158.91        7.80
..................................................................................................................................
Vista
Fund                         4/30/98     18.61     -30.09       -6.91             --           --          56.83        5.79
..................................................................................................................................
Voyager
Fund                         4/30/98      5.03     -37.58       -8.99         145.18         9.38         527.01       11.46
---------------------------------------------------------------------------------------------------------------------------------


Data is historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the insurance related charges and expenses at your contract level. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although Putnam VT Money Market Fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

* For a portion of the period, this fund limited expenses, without which returns would have been lower.

Putnam VT American Government Income Fund

The fixed-income market experienced substantial volatility over the past 12 months resulting from investors' shifting outlooks on the economy and the future of interest rates. Putnam VT American Government Income Fund performed well in this environment, relative to the Treasuries market, although its defensive position detracted somewhat from returns. For the 12 months ended December 31, 2004, the fund's class IA shares returned 2.85% at net asset value.

Economic signals were conflicting during the beginning of the year. While the housing market remained strong, corporate profits continued to grow, and GDP numbers appeared solid, factors like generally disappointing job growth put a damper on otherwise encouraging economic data. As a result, bond investors, who monitor these signals in an attempt to predict the direction the Federal Reserve Board (the "Fed") will send interest rates, moved in and out of the fixed-income market for the first quarter of 2004. The fund's defensive position -- specifically, its shorter duration -- helped insulate the fund from this volatility.

Once the Fed demonstrated its commitment to raising rates gradually, fears of an aggressive tightening policy subsided and market volatility declined. Yields on securities with shorter maturities rose, while those with longer maturities fell, resulting in a flattening of the yield curve. This benefited performance, as the management team had positioned the portfolio to take advantage of this trend.

Another key component of performance was the fund's exposure to mortgage-backed securities (MBSs), which performed solidly throughout the year. In particular, the fund's exposure to "reperforming" mortgages -- mortgages that were at one point delinquent, but have since been repackaged and guaranteed by the government -- provided a boost to performance.

Going forward, the management team expects the Fed will continue its policy of gradually raising rates and that, for the most part, the yield curve is already as flat as it will become. The portfolio is positioned more neutrally as a result, and some of the larger concentrations have been scaled down.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income with preservation of capital as a secondary objective
-------------------------------------------------------------------------
PORTFOLIO
U.S. Treasury securities and government agency mortgage-backed securities
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $11.75
Class IB                                                           $11.71
-------------------------------------------------------------------------
Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Putnam VT Capital Appreciation Fund

After posting positive but unimpressive gains for much of the year, equities ended 2004 with strong performance. The fund shared in the year's gains, as its blend investment style enabled it to benefit from performance in a broad range of sectors and companies. For the 12 months ended December 31, 2004, the fund's class IA shares provided a total return of 15.02% at net asset value.

The stock market generally gained throughout the year, although a number of concerns distracted investors along the way. On one hand, the backdrop for equities was favorable: the economy continued to expand, job creation was uneven but improving, and corporate profits were generally solid. However, these positive trends were offset by worries over rising interest rates, soaring energy prices, and uncertainty over the outcome of U.S. elections. After the election occurred without incident -- neither a terrorist strike nor a repeat of the 2000 election's lengthy court battle came to pass -- and oil prices began to drop, equities began to climb in earnest.

The management team takes a bottom-up approach to stock selection in managing the fund's portfolio. It seeks companies that it believes are mispriced by the market -- in other words, companies that are worth more than their current stock prices appear to indicate. Not bound by a growth or value orientation, the fund has the flexibility to invest in a wide range of companies.

During the recent period, fund performance benefited from gains in holdings in the technology, consumer staples, financial, and health-care sectors. In technology, data storage company EMC, software giant Microsoft, and electronics company Intel were top contributors. In the financial sector, Commerce Bancorp posted strong returns, and among consumer staples, Altria Group (formerly Philip Morris Companies) was also a positive contributor to performance. Weakness in consumer cyclical, transportation, and utilities holdings detracted from returns somewhat.

The management team believes an environment of modest economic growth, low inflation, and moderate stock returns is likely to persist in the coming months. At the close of the period, management was finding attractive long-term opportunities in the financial, health-care, and consumer discretionary sectors. However, regardless of the direction the market takes, the team will retain its focus on fundamental stock research and analysis and performance over the long term.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks selected on the basis of their underlying worth, without a style bias toward either growth or value
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                            $8.73
Class IB                                                            $8.66
-------------------------------------------------------------------------
This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Capital Opportunities Fund

Although the stock market delivered relatively unimpressive returns for the first ten months of 2004, it ended the year with robust growth. Fund performance benefited from astute stock selection across a broad range of sectors and industries as well as by year-end investor sentiment for the type of company preferred by the fund's management team: well-established firms with proven business models and steady cash flows. For the 12 months ended December 31, 2004, the fund's class IA shares provided a total return of 18.54% at net asset value.

As 2004 progressed, market leadership rotated away from the lower-quality, more speculative issues favored by investors in the earlier stages of the stock market rebound that began in 2003 toward the higher-quality names emphasized by the fund's investment criteria. Smaller and midsize company stocks -- which are the fund's primary focus -- also led the rally.

The main reason for the fund's strong performance during the period, however, was excellent stock selection. For example, while technology was one of the period's weakest performers, the fund's holdings in this segment enhanced returns. Top contributors included software companies and supermarket coin-counting machine maker Coinstar, which was sold midway through the year. Among consumer holdings, select positions in homebuilders also aided returns. Due to concerns about their vulnerability to rising interest rates, these stocks had become very cheap on a price-to-earnings basis -- so cheap, in management's estimation, that it was worth the risk that higher rates would hurt their results. Since long-term rates actually fell during the period, home-building activity remained strong, and these stocks benefited. Holdings in the basic materials and financial sectors also boosted returns.

Although technology holdings aided overall performance, dial-up Internet service provider United Online was a significant detractor from returns. Holdings in energy, telecommunications, and utilities also dampened performance over the period.

While management continues to believe the economy is improving, higher stock valuations make many companies vulnerable to possible negative indicators. Whatever direction the economy takes, management is committed to continuing to focus on individual stock selection while taking overall portfolio construction and risk-management considerations into account.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term growth of capital
-------------------------------------------------------------------------
PORTFOLIO
Common stocks of small and midsize companies, selected on the basis of management's perception of their underlying worth, without a style bias toward either growth or value
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $14.44
Class IB                                                           $14.40
-------------------------------------------------------------------------
This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Discovery Growth Fund

During the course of 2004, Putnam VT Discovery Growth Fund's management team began implementing a new stock selection strategy, a move that showed promise in the final months of the year and which management believes should help boost returns further in the months and years to come. This change in strategy helped to make 2004 a positive year for the fund. For the 12 months ended December 31, 2004, the fund's class IA shares returned 7.73% at net asset value.

In constructing the portfolio, management now uses a more rigorous quantitative screening process to identify stocks that it believes are attractive on a number of historical metrics, such as price/earnings ratio and changes in operating margins. This technique helps the team's analysts narrow the number of stocks to consider before investigating the companies further. In addition, the management team is seeking to limit the size of the portfolio's stake in any single industry or sector of the market.

In one example of the potential benefits of this strategy, a reduced position in technology helped boost returns for the fund as the sector underperformed for the 12-month period. However, the fund's performance in consumer cyclicals, health care, and media stocks detracted somewhat from performance, due primarily to unfavorable stock selection.

From an asset allocation standpoint, the fund has invested -- and continues to invest -- in stocks across market capitalizations, typically targeting 70% of its assets in small- and mid-cap stocks with the remaining 30% in larger-cap equities. Having such a large exposure to smaller-capitalization stocks was extremely beneficial to performance of the fund, especially during the fourth quarter. After the November 2 elections, investors returned to the market in force, and the historically volatile smaller-cap universe rallied sharply.

In terms of specific holdings, management remains bullish on homebuilders, which performed solidly in the second half of the year. AutoDesk, a specialty software company that supports manufacturing operations, and the Chicago Mercantile Exchange, the world's largest futures exchange, were two strong performers in 2004 and remain in the portfolio.

In 2005, management believes stock selection will prove a key driver of performance, and that the fund's enhanced portfolio construction process and flexibility to invest across market caps will continue to benefit returns.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term growth of capital
-------------------------------------------------------------------------
PORTFOLIO
Stocks of small, midsize, and large companies that management believes offer above-average growth potential
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                            $5.02
Class IB                                                            $4.97
-------------------------------------------------------------------------
This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Diversified Income Fund

During the past 12 months, high yield and international bonds produced strong returns, particularly within emerging markets. This was especially true during the second half of the year, as fixed-income investors realized the Federal Reserve Board intended to make gradual interest-rate hikes rather than aggressive ones. For the annual period ended December 31, 2004, Putnam VT Diversified Income Fund's class IA shares returned 9.58% at net asset value.

In early 2004, the fixed-income market experienced a "flight to quality," driven by concerns that the U.S. economic recovery would be weaker than expected. However, positive news regarding job creation, along with moderate rate increases by the Fed dispelled some of those fears, and price volatility in the bond markets subsided. On the international stage, inflation in the European Union remained low, resulting in generally solid returns. The weakening of the U.S. dollar further boosted returns for the fund. Many investors, however, sought higher returns than the investment-grade sector of the market could provide. High-yield bonds, both domestically and internationally, performed extremely well as investors became more willing to accept additional risk as the year progressed. That higher tolerance for risk benefited emerging market securities as well. The fund benefited from its holdings in Ecuador and Venezuela, which were particularly strong performers. These areas performed so well during the period that management began to scale back some of the fund's holdings as valuations increased. The team has been upgrading the portfolio's overall credit quality and moving some assets into floating rate bank loans, which change their coupon as interest rates fluctuate.

Looking ahead, management believes that a diversified portfolio such as this may benefit as the dollar remains weak and the yield curve -- a representation of the difference in interest paid on bonds of various maturities -- flattens slightly.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income consistent with preservation of capital
-------------------------------------------------------------------------
PORTFOLIO
A managed asset allocation portfolio spread across three sectors of the bond market -- U.S. government and investment-grade corporate bonds, high-yield bonds, and international bonds
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                            $9.27
Class IB                                                            $9.17
-------------------------------------------------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.



Putnam VT Equity Income Fund

For much of the year, equities traded within a narrow range and the market hovered in a narrow range. Performance improved significantly, however, once oil prices began to drop and the presidential election ended. Putnam VT Equity Income Fund performed competitively over the period, although certain of the fund's overweighted sectors (relative to the benchmark) lagged and some individual holdings failed to live up to their full potential. For the 12 months ended December 31, 2004, the fund's class IA shares produced a total return of 12.14% at net asset value.

Throughout the year, management positioned the fund to take advantage of anticipated increases in corporate capital spending and weakness in consumer spending. In terms of sectors, the team emphasized capital goods, energy, and transportation -- all of which had strong returns for the period. The fund's top performers included home improvement goods manufacturer Masco and conglomerate Tyco International. Relative to its benchmark, the fund also emphasized consumer cyclicals, financials, and technology, all of which lagged, thereby dampening returns. Hewlett-Packard and Union Pacific Railroad were both underperforming holdings, although Union Pacific announced higher-than-expected fourth-quarter earnings that appeared to justify management's confidence in the stock's performance potential. The fund also missed opportunities to benefit fully from strong-performing utilities and real estate investment trusts (REITs), both of which had gains for the period.

During the course of the year, management gradually increased the average market capitalization of stocks in the fund's portfolio. Though analysis continued to indicate that large-cap stocks offered the most attractive values, mid-cap equities delivered stronger returns over the period. In accordance with the fund's objective, management continued to target higher-yielding stocks. This produced mixed results, as the market was uneven in its support of higher-yielding sectors. For example, energy, utilities, and REIT stocks did well, while financial and health-care stocks, which also provide attractive dividends, faltered.

Management sees no compelling reasons to rotate assets among sectors at this time. The fund appears appropriately positioned for what lies ahead and management will continue to seek opportunities among individual holdings as the team strives to generate an attractive level of equity income and reasonable appreciation.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
-------------------------------------------------------------------------
PORTFOLIO
Primarily stocks of mature, mid- and large-sized companies that pay regular dividends, although up to 20% of the portfolio can be invested in high-quality fixed-income securities
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $13.54
Class IB                                                           $13.49
-------------------------------------------------------------------------
The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT The George Putnam Fund of Boston

The stock market ended 2004 with strong performance after delivering positive, but unimpressive returns for much of the year. Bonds performed well for the first three quarters, but ultimately ended the year trailing stocks. In this environment, the fund's balanced portfolio of value-oriented stocks and fixed-income securities provided solid returns. For the 12 months ended December 31, 2004, the fund's class IA shares tallied a total return of 8.48% at net asset value.

During the first half of the period, the portfolio retained a neutral stance of 40% bonds and 60% equities. In the third quarter, it became clear that the Federal Reserve Board (the Fed) would continue raising short-term interest rates, and, since bond prices generally move down when interest rates rise, management reduced the portfolio's bond weighting to 35%.

In the equity portion of the portfolio, stock selection was most favorable in the consumer cyclicals, capital goods, and transportation sectors. Among consumer cyclical holdings, a modest exposure to automobile stocks was most beneficial as this sector's performance lagged, while an overweight position in building materials companies boosted returns considerably. The largest contributor to relative performance during the final half of the period was an underweight position in the beleaguered pharmaceutical company Merck. Overweight positions in insurance stocks and in technology giant Hewlett-Packard detracted from returns.

Within the bond allocation, the portfolio maintained a relatively short duration (a measure of sensitivity to interest-rate changes) to position the fund more defensively and flexibly in the face of rising interest rates. U.S. Treasuries, which offered somewhat better yields than corporate bonds and mortgage-backed securities, were emphasized.

The management team believes that the fund's value-oriented equity strategy and diversified fixed-income portfolio will position it well for the slower-growth, corporate spending-driven environment anticipated in 2005.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Balanced investment seeking to produce both capital growth and current income
-------------------------------------------------------------------------
PORTFOLIO
Value-oriented stocks of large companies and government, corporate and mortgage-backed bonds
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $11.61
Class IB                                                           $11.55
-------------------------------------------------------------------------
The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.



Putnam VT Global Asset Allocation Fund

2004 was characterized by two distinct market environments; for the first 10 months of the year stocks moved within a narrow range; following the November U.S. elections, however, a dramatic rally cut across sectors and styles. Putnam VT Global Asset Allocation Fund performed well in both environments. For the 12 months ended December 31, 2004, the fund's class IA shares returned 9.26% at net asset value.

There were three themes that management sought to capitalize on in 2004. The first was the expectation of a low-return environment in the United States. While the team anticipated an improving U.S. economy, they considered it unlikely that the stock market would react as positively as it had in 2003. As a result, the equity section of the fund emphasized bottom-up stock selection with a bias toward high-quality, value-oriented stocks. This strategy helped performance for the first three quarters of the year, and also during the fourth quarter, although smaller, more volatile, growth-oriented securities led the equity market over the last two months of the year. With respect to the portfolio's fixed-income holdings, an emphasis on yield throughout the year helped produce results similar to those on the equity side of the fund.

The second strategy was to take advantage of an ongoing global economic rebalancing. In 2004, non-U.S. markets outperformed the S&P 500 Index in local currency terms for the first time since 1999 and the fund was positioned to benefit. A third focal point of the fund's strategy was seeking to capitalize on the weakening U.S. dollar. As a result, the fund took overweight positions in both international stocks and bonds, which aided performance.

Management anticipates that 2005 will likely represent a return to the low-growth environment seen in the first three quarters of the previous year. In addition, they believe that interest rates will continue to rise gradually while corporate earnings begin to decelerate. Given this scenario, they will continue their efforts to position the fund with a balanced portfolio of stocks and bonds.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
A high level of long-term total return consistent with preservation of capital
-------------------------------------------------------------------------
PORTFOLIO
A managed asset allocation portfolio spread across domestic and international stock, bond and cash investments
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $14.22
Class IB                                                           $14.25
-------------------------------------------------------------------------
The fund can invest in international investments which involve risks such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies and such investments increase the risk of greater price fluctuations. The fund can also have a significant portion of its assets in bonds. Mutual funds that invest in bonds are subject to certain risks including interest rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk.
Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets in bonds.



Putnam VT Global Equity Fund

2004 ended on a positive note, with global equity markets exhibiting renewed vigor following the U.S. presidential election. International markets generally outperformed the U.S., and emerging markets continued to perform well despite rising short-term interest rates in developed markets. Although smaller-capitalization and lower-quality stocks remained market leaders, the fund's focus on undervalued stocks of high-quality companies led to solid fund performance over the period. For the 12 months ended December 31, 2004, the fund's class IA shares tallied a total return of 13.94% at net asset value.

The fund's portfolio continued to offer investors broad exposure to leading companies in global markets and industries. As always, management avoided major over- or underweight positions with respect to the benchmark, while seeking to take advantage of market pricing inefficiencies to add attractively valued holdings well positioned for future growth. Early in the period, management found several opportunities in the health-care sector, particularly among pharmaceutical stocks, where sluggish new product pipelines and concerns about potential government cost-cutting measures made stock valuations appear attractive. Two of these holdings, Pfizer and AstraZeneca, suffered short-term setbacks that dampened their returns over the period. Management, however, still believes that these stocks are undervalued and that the companies' long-term performance prospects remain strong.

The fund recently reduced its holdings in utilities, where valuations had become unattractive, and virtually eliminated its position in metals stocks. Over the past several months, rising metals prices resulted in higher stock prices. While management does not anticipate a drop in metals prices, the team believes that this growth is already reflected in stock valuations, which may not be able to grow much more.

In early spring, management also reduced the fund's large position in emerging markets just prior to a brief selloff in response to rising interest rates in developed countries. The portfolio's remaining emerging markets holdings are largely concentrated among exporters with strong fundamentals and broad exposure to multiple markets.

Management believes that the fund's portfolio of high-quality, large-capitalization company stocks positions it well for performance in an environment of rising interest rates and slower growth.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
An internationally diversified common stock portfolio of mainly large and midsize companies
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $10.32
Class IB                                                           $10.24
-------------------------------------------------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Growth and Income Fund

For much of the past 12 months, the U.S. equity market hovered in a narrow range of positive, but unimpressive, returns. It strengthened significantly in November and December, however, as oil prices began dropping and the uncertainty leading up to the presidential election was resolved. For the 12 months ended December 31, 2004, Putnam VT Growth and Income Fund's class IA shares posted a total return of 11.37% at net asset value.

The fund seeks to provide investors with growth and income by emphasizing sector diversification and high-quality, large-capitalization stocks that appear to offer excellent value. During the recent period, small- and mid-cap stocks continued to outperform their large-cap counterparts. On the positive side, the U.S. economy remained relatively strong, corporate profits continued to grow moderately, and interest rates, while rising, remained low by historical standards.

While management does not make large sector bets, the team does adjust sector weightings to take advantage of trends or avoid trouble spots. Over the past 12 months, financials, consumer cyclicals, health-care, and consumer staples constituted the largest exposures for the fund. Management took select profits among consumer cyclicals holdings, particularly retailers, reducing positions in Office Depot, Limited Brands, and virtually eliminating J.C. Penney from the portfolio. The fund also took profits in oil services stocks. In technology, increasingly attractive valuations offered the opportunity to establish a sizeable position in IBM. This company is well positioned to benefit from an anticipated uptick in corporate technology spending in 2005.

In two cases, the fund's emphasis on sector diversification dampened returns somewhat. Energy stocks performed well for much of the period; though the fund shared in the gains, it would have benefited further had management anticipated the potential for sustained high oil prices and increased the portfolio's energy allocation. On the other hand, the fund's large position in health-care stocks was a negative, as this sector lagged amid pharmaceutical product performance difficulties and concerns about potential government cost-cutting measures.

With its focus on dividend-paying stocks and large companies with global operations, the fund is well positioned for an environment of slower economic growth, a weaker dollar, low inflation, and moderately growing corporate earnings.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
-------------------------------------------------------------------------
PORTFOLIO
Primarily value-oriented common stocks of mature, financially strong, dividend-paying, very large companies across an array of industries
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $25.59
Class IB                                                           $25.44
-------------------------------------------------------------------------
The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Growth Opportunities Fund

Stocks of large, high-quality companies had an uphill struggle for much of 2004. For the first three quarters of the year, equity prices in general tended to be range-bound as investors moved in and out of the market, making it difficult to record any significant and lasting gains. In the last quarter of the year, especially after the November 2 elections, equities rallied across the board, but gains were strongest in the smaller-cap and value investment styles. Despite this challenging environment, Putnam VT Growth Opportunities Fund was still able to generate positive returns. For the 12 months ended December 31, 2004, the fund's class IA shares returned 2.08% at net asset value.

The fund's investment philosophy is to build a concentrated portfolio targeting the stocks of well-established companies that are leaders within their industries. Because the portfolio invests in a relatively small number of companies, it may be more volatile than the large-cap universe, and, in our opinion, has the potential to experience greater losses in down markets along with greater gains during up cycles. That was certainly the case for this year. Although large-cap growth stocks had begun to gain some momentum by the fourth quarter of the year, they still lagged smaller-cap and value-style equities by a considerable margin.

As always, some sectors made greater contributions to performance. The fund emphasized stocks associated with leisure activities, such as cruise lines and gaming companies. These holdings performed well as consumer spending continued its upward trend. An overweight position in utilities stocks was also beneficial, as was the team's stock selection in the health care industry. The fund's underweight position in pharmaceutical companies was beneficial, as the discovery of new risks associated with high-profile prescription drugs resulted in increased scrutiny for the industry as a whole. Managed health care stocks (HMOs), on the other hand, performed solidly during the period and the fund's overweight exposure helped performance.

In 2005, the management team believes corporate earnings, which were quite strong in the past year, will begin to decelerate. As a result, the team will likely remain true to their strategy, believing that the more stable earnings associated with larger-cap, higher-quality stocks will be rewarded by the market.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of large companies believed to offer strong growth potential
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                            $4.72
Class IB                                                            $4.67
-------------------------------------------------------------------------
The fund concentrates its assets in fewer issuers, which can affect your fund's performance.



Putnam VT Health Sciences Fund

The stock market ended 2004 with strong performance, after a year largely characterized by positive, but unimpressive returns. Following the conclusion of the presidential election and a decline in oil prices, equities surged. However, due to investor concerns about large-capitalization pharmaceutical stocks, the health-care sector did not participate fully in the market's resurgence. For the 12 months ended December 31, 2004, Putnam VT Health Sciences Fund's class IA shares returned 7.30% at net asset value.

Large-capitalization pharmaceutical company stocks comprise a large portion of the health-care equity universe. Over the past year, these companies have come under pressure from a number of sources. New drug pipelines are weak, many drug patents are on the verge of expiring, government health-care reform efforts may negatively impact profits, and at least one "blockbuster" drug, Vioxx, has been recalled from the market amid serious concerns about its safety. These issues have affected performance among many health-care stocks, not just pharmaceutical issues. Fortunately, the fund did not have significant positions in the most troubled companies, although the sector's difficulties still dampened returns.

The biotechnology sector, where the fund maintained a large weighting, contributed substantially to results. Oncology leader Biogen Idec was a top performer in this category. Generic and specialty pharmaceutical holdings, detractors early on, had a strong finish. In the team's opinion, these companies have promising drug pipelines and stand to benefit handsomely as patents expire on many older drugs over the next few years. Barr Pharmaceuticals and Allergan were two significant contributors to performance in the second half of the year. Cardiovascular device makers Medtronics, St. Jude, and Guidant also performed well, as did laboratory testing company Laboratory Corporation of America, which benefited from an increase in specialized testing for diseases, and a rise in the number of firms requiring employee drug testing.

In two strong-performing sectors, HMOs and pharmacy benefit managers, the fund had too small a position to benefit fully. Among HMOs, United Healthcare and Cigna made solid contributions to returns, as did pharmacy benefit manager Express Scripts.

Although the health-care market poses challenges in the months ahead, the management team continues to find investment opportunities in selected areas.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of companies in the health sciences industries
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $11.80
Class IB                                                           $11.73
-------------------------------------------------------------------------
This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund concentrates its investments in one region or in a limited number of sectors and involves more risk than a fund that invests more broadly. The fund concentrates its assets in fewer issuers, which can affect your fund's performance.



Putnam VT High Yield Fund

The high-yield sector of the fixed-income market performed well in 2004, continuing a trend that has been in place for the past several years. Defaults on high yield bonds began the year at a fairly low rate and declined throughout the year, helping the market to continue the rally that began in the fourth quarter of 2002. For the 12 months ended December 31, 2004, Putnam VT High Yield Fund's class IA shares returned 10.99% at net asset value.

The solid economic growth in 2004 that was a boon for corporations and stock market investors also benefited high-yield fixed-income securities. The reports of increased cash flows and higher earnings that were such welcome news on Wall Street meant that the companies issuing high-yield bonds saw their financial conditions generally improve as well. As default rates continued to decline, bond prices were in turn driven higher.

During the first quarter of 2004, however, when economic data painted a more uncertain picture, volatility throughout the fixed-income universe was relatively high. At this time, the fund was positioned to take advantage of what the management team believed to be undervalued lower-quality bonds, a move that was beneficial over the remainder of the year. As those types of bonds appreciated, the team scaled back the portfolio's exposure to the lower-quality portion of the market -- in effect, selling off the winners -- and reinvested in securities with higher credit quality.

Going forward, the fund's management team will continue to seek out attractive investment opportunities within the corporate bond market. Although the management team believes the high-yield market as a whole may now be closer to being fully and fairly valued, they also consider the fund positioned to benefit from the demand for higher-yielding securities within the fixed-income universe.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income, with a secondary objective of capital growth when consistent with achieving high current income
-------------------------------------------------------------------------
PORTFOLIO
Primarily high-yielding corporate bonds rated below investment-grade
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                            $8.10
Class IB                                                            $8.05
-------------------------------------------------------------------------
Lower-rated bonds may offer higher yields in return for more risk.
Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.



Putnam VT Income Fund

Despite the strong stock market rally at the end of the year, 2004 was also a fairly good year for fixed-income investments. Interest-rate concerns made predicting the direction of the market difficult during the middle of the year, but as the economy continued to show strength and the Federal Reserve Board (the Fed) demonstrated a commitment to raising rates gradually, the bond market stabilized. For the 12 months ended December 31, 2004, Putnam VT Income Fund's class IA shares returned 4.72% at net asset value.

As 2004 began, there was a considerable amount of uncertainty in the market regarding the strength of the economy. Many felt the prospects for continued economic growth were weaker than in 2003, and the consensus was that the Fed would take a wait-and-see stance on raising interest rates. However, after stronger-than-expected job creation at the end of the first quarter, the market braced itself for rates to begin rising sharply -- a fear that later proved overblown. During this time, the management team positioned the fund defensively out of the belief that the advent of higher interest rates was not a question of "if," but "when." When the rate increases arrived, they did not take place dramatically as many in the market had predicted, but gradually -- five times in total over the course of the year.

Throughout this process, the yield curve (the difference in yields between bonds with various maturities) flattened considerably and the management team positioned the portfolio more neutrally to take advantage of rising yields on shorter-term bonds, then returned it to a more defensive stance as the year came to a close.

From a sector standpoint, the fund held an overweight position in commercial mortgage-backed securities (CMBSs) and asset-backed securities (ABSs) and an underweight position in U.S. agency securities and corporate bonds throughout the year. The management team intends to continue this strategy into 2005, along with an underweight in mortgage-backed securities (MBSs), as the team seeks to preserve capital in what they foresee as a relatively low economic growth environment.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Current income consistent with what Putnam Management believes to be a prudent level of risk
-------------------------------------------------------------------------
PORTFOLIO
Investment-grade and high-yield bonds, and U.S. government securities
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $12.96
Class IB                                                           $12.88
-------------------------------------------------------------------------
Lower-rated bonds may offer higher yields in return for more risk.
Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.



Putnam VT International Equity Fund

International stock markets began 2004 with a strong rally supported by robust global growth and ended the year with more modest returns as overseas markets slowed. Putnam VT International Equity Fund delivered solid results over the period. For the 12 months ended December 31, 2004, the fund's class IA shares posted a total return of 16.58% at net asset value.

Astute stock selection and a favorable currency climate more than made up for the challenges that the fund's management team faced in country, region, and sector selection. From a country perspective, the fund's modest exposure to Japanese equities was positive for relative performance since this country's market lagged. However, superior stock selection in Japan enabled the fund to steer clear of the country's worst performers (large electronics firms Toshiba and Fujitso) while benefiting from a position in one of the market's best-performing stocks, Japan Tobacco. In fact, management added aggressively to this position over the period. Another key contributor to performance during the year was U.K. telecommunications company Vodafone. Emerging-market stocks played an important role in performance over the period. In general, management was very favorably disposed to these stocks, which benefited from rising commodities prices and solid economic growth. In particular, Indian holdings performed well, with Housing Development Finance Corporation and Reliance Industries contributing large returns over the period.

One of the fund's largest holdings, Korean electronics firm Samsung Electronics, was also one of its biggest detractors to performance. Swiss stocks also underperformed. Fund holdings in the financial sector also had a negative effect on performance; although the sector generally performed well, the fund's underweight exposure and poor stock selection meant that it did not benefit from the sector's strength. Consumer cyclicals holdings also lagged and although stock selection was positive in the strong-performing energy sector, the fund's exposure to this sector was limited and held back performance.

In the coming months, rising interest rates and a weak dollar pose challenges for stock market performance, although management continues to find attractive investment opportunities, particularly in the financial and health-care sectors.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks of mainly large and midsize international companies
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $14.80
Class IB                                                           $14.71
-------------------------------------------------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability,and political developments.
Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT International Growth and Income Fund

Thanks to the strength of overseas markets and a weakening U.S. dollar, Putnam VT International Growth and Income Fund recorded strong gains for the year. For the 12 months ended December 31, 2004, its class IA shares returned 21.31% at net asset value.

The U.S. dollar, which had been generally weak for several years, dropped off sharply during the final quarter of 2004, due in part to the deepening U.S. deficit. The fund had been positioned to take advantage of a weakening dollar, and this stance was beneficial to performance throughout the year. The unexpected speed with which the dollar softened in the fourth quarter, however, detracted from the performance of certain key exporters within the portfolio. International automakers, such as Toyota, which rely heavily on exports to the United States, lagged the market during the fourth quarter as currency fears weighed heavily on the stocks. Nestl, a Swiss chocolate maker, saw its profit margins contract significantly due to lower returns on exports and higher costs for ingredients.

Despite this factor, emerging markets were key contributors to the fund's performance, particularly that of Brazil. In just a few years, the Brazilian government has been able to move from a state of financial crisis to one of fiscal stabilization. In 2004, consumer spending was strong and stocks within the country rallied sharply. Seeing this trend emerging, the fund built up positions in Brazil throughout the year and benefited from the strong market performance. Developed Asian markets, however, put a damper on returns. Fears of a rapid deceleration in China's industrialization detracted from many of the gains that the Japanese equity market had made during the first half of the year. Despite that, the fund was able to generate solid returns in Japan.

In terms of sector and industry selection, the management team adopted a pro-cyclical stance, taking overweight positions in technology and basic materials, while underweighting financials and energy stocks. While this approach helped performance, financials and oil services stocks had stronger showings than expected and the fund did not benefit fully. Going forward, management remains bullish on the outlook for international markets, expecting the U.S. dollar to remain weak and possibly divert additional capital into non-U.S. stock markets.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth. Current income is a secondary objective.
-------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of companies located outside the United States and believed by management to be undervalued
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $13.57
Class IB                                                           $13.51
-------------------------------------------------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam VT International New Opportunities Fund

International stock markets experienced an important transition over the past year, as an indiscriminate rally supported by vigorous global growth gave way to more modest returns and moderating growth. Higher-quality stocks also gained strength in the second half of the period, a favorable development for the fund, which emphasizes these issues. For the 12 months ended December 31, 2004, the fund's class IA shares provided a total return of 13.63% at net asset value.

Over the past year, management slightly shifted the fund's portfolio to favor stocks with greater long-term growth projections. While maintaining diversification across sectors and companies of different sizes, management enhanced exposure to mid-capitalization stocks and stocks with higher earnings growth rates. Although this proactive strategy may have slightly dampened returns in 2004 as value stocks continued to lead their growth counterparts, the team believes the fund is now positioned to take advantage of the slower-growth environment anticipated in 2005, as interest rates and inflation are expected to gradually move up.

The fund maintained large positions in consumer staples, consumer cyclicals, and to a lesser extent, energy. Among energy holdings, Italian oil company ENI, Canadian oil company PetroKazakhstan, and British Gas all delivered superior returns over the period. Among consumer staples, Belgian food retailer Colruyt was a top performer. Management's strategy of seeking companies growing at rates superior to those of their competitors often pushes the portfolio into less well-known mid-capitalization stocks. In the financial sector, the fund held a number of mid-cap banks and insurance companies. However, large-cap bank and insurance stocks -- which do not offer much growth and are generally not held in this portfolio -- delivered the sector's strongest performance during the recent period. The fund's holdings in mid-cap banks and insurance companies lagged, and this was one of the biggest detractors to fund performance over the period.

With a diversified portfolio of high-quality, growth-oriented stocks, the management team is seeking to position the fund for positive performance in the more challenging equity environment they anticipate.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of companies located outside the United States believed to have strong growth potential
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $12.53
Class IB                                                           $12.47
-------------------------------------------------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability,and political developments.
Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Investors Fund

2004 was a year of solid economic growth. For much of the period, equities provided positive, but unimpressive returns. The market strengthened significantly in November and December, as oil prices began to drop and the election uncertainty was decided. With its long-term view, bottom-up stock selection process, and focus on stock valuations, the fund found ample opportunities in this environment. For the 12 months ended December 31, 2004, the fund's class IA shares posted a total return of 12.95% at net asset value.

Management believes that investors often view stock performance through a short-term time horizon, which in turn leads the market to undervalue certain stocks. By focusing on the longer term and on the individual characteristics of each stock and company rather than on macroeconomic or market trends, the fund is often able to capitalize on these mispricings, adding attractively valued holdings with solid long-term performance potential.

During the recent period, rising short-term interest rates led many investors to expect that interest-rate-sensitive sectors like financials and consumer cyclicals would perform poorly. In reality, many of the fund's holdings in these sectors were top performers. Management believed these stocks to be oversold, and as longer-term interest rates held steady and earnings in these sectors remained strong, the stocks eventually rebounded. Among financial stocks, credit card company Capital One and mortgage company Countrywide Financial generated strong returns, while the fund's sale of insurance giant American International Group holdings benefited relative performance. Among consumer cyclicals, mid-Atlantic housing builder NVR had a significant impact during the period.

In the consumer staples sector, Altria Group contributed strong returns over the past year. This stock's valuation remains attractive and although the market regards the company's legal risk from ongoing tobacco litigation as cause for concern, management believes that in the long run, these cases will be settled favorably for the company. In the case of Wal-Mart Stores, management limited the fund's exposure to this poor-performing stock during the period, and finally eliminated the position.

As 2005 unfolds, the fund will continue to seek long-term growth by investing in a diversified portfolio of attractively valued, large-capitalization stocks. This approach seeks to deliver superior performance in all kinds of market environments.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term growth of capital and any increased income that results from this growth
-------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of large U.S. companies
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $10.04
Class IB                                                            $9.99
-------------------------------------------------------------------------
The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Mid Cap Value Fund

Smaller-cap stocks tended to outperform the equity market as a whole in 2004, a trend that benefited Putnam VT Mid Cap Value Fund. In addition, value stocks outperformed growth stocks for the first three quarters of the year, until a post-election rally on Wall Street sent prices for both types of stocks dramatically higher. For the 12 months ended December 31, 2004, the fund's class IA shares returned 15.75% at net asset value.

After the stock market recorded significant gains in 2003, and with interest rates sitting at near-historic lows, the consensus on Wall Street was that a rate increase was inevitable. Following unexpectedly positive news on job creation at the end of the first quarter, many in the market assumed rates would increase sharply. However, although the Fed did raise rates five times in 2004, it did so gradually while maintaining a distinctly pro-growth stance. As a result, interest-rate sensitive stocks, which had been largely oversold, recovered sharply over the course of the year. The fund's underweight position in financials and real estate investment trusts (REITs) detracted somewhat from relative returns, but the stocks the portfolio did hold in these areas had an overall positive impact on performance.

Another strong performer was the utilities industry, which benefited from rising oil prices and generally increased profit margins during the year. This was especially true of holdings in the oil services sector. Because the management team relies on a bottom-up stock selection process, the biggest contributors to performance (and detractors from it) came from a variety of sectors and industries. Eastman Kodak, the film and photography equipment manufacturer, and AmeriCredit, a sub-prime auto-loan lender both had strong returns for the year. Callaway Golf, a golf equipment manufacturer, suffered from inventory build-up during the year and was among the portfolio's detractors; the position has since been eliminated.

Going forward, the economy appears to be healthy and the team believes opportunities for growth still exist in the mid-cap sector of the market. Interest rates will likely continue to rise and corporate earnings may slow somewhat. The team will continue its efforts to take advantage of these trends.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation and, as a secondary objective, current income
-------------------------------------------------------------------------
PORTFOLIO
Undervalued stocks of midsize companies
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $14.73
Class IB                                                           $14.68
-------------------------------------------------------------------------
This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Money Market Fund

Robust economic growth in 2004 triggered a series of short-term interest rate hikes by the Federal Reserve Board throughout the second half of the 12-month period. Anticipating these increases, management positioned the fund accordingly, shortening the fund's average days to maturity to increase the fund's responsiveness to rising rates. For the 12 months ended December 31, 2004, the fund's class IA shares provided a total return of 0.91% at net asset value.

After three years of declining-to-flat interest rates, the anticipation and arrival of higher rates prompted a major shift in the fund's strategy. During the first half of the year, management began positioning the portfolio for the rate hikes by curtailing the fund's exposure to longer-maturity U.S. government agency notes and raising its weighting in floating-rate instruments. This helped reduce the fund's average days to maturity, a measure of the portfolio's sensitivity to interest-rate changes. By August, however, with successive Fed interest-rate tightenings priced into the market, the fund began buying securities with a maturity of six months -- still short enough to provide the flexibility management wanted while providing additional income.

Management also added incremental income by taking advantage of periods when investors' expectations of potential rate tightening led to a widening of yields among different types of securities. For example, interest rates began to spike sharply in June, as investor anticipation of a 50-basis-point rate increase at the Fed's August meeting triggered demand for shorter-term securities. Slightly longer-maturity money market securities became more attractively priced. Believing the Fed's approach was likely to be more gradual, the team took advantage of this and purchased slightly longer-term securities, maintaining a laddered portfolio with a diverse range of securities and maturities.

In the coming months, the Fed is likely to continue its gradual approach to increasing interest rates. Given this outlook, management plans to continue limiting the fund's exposure to longer-term, fixed-rate securities, maintaining its allocation to floating-rate instruments, and taking advantage of money market pricing dislocations as they occur.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
As high a rate of current income as management believes is consistent with preservation of capital, stability of principal,and maintenance of liquidity
-------------------------------------------------------------------------
PORTFOLIO
Primarily high-quality short-term fixed-income securities
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                            $1.00
Class IB                                                            $1.00
-------------------------------------------------------------------------
Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to maintain a constant share price of $1, it is possible to lose money by investing in this fund.



Putnam VT New Opportunities Fund

The U.S. stock market delivered robust returns in the final months of 2004, after roughly ten months of positive, but lackluster returns. With a new focus on growth, quality, and valuation and a renewed emphasis on in-depth analysis in the fund's stock selection process, Putnam VT New Opportunities Fund performance kept pace with market gains. For the 12 months ended December 31, 2004, the fund's class IA shares provided a total return of 10.50% at net asset value.

In September, a new management team took responsibility for the fund. Rather than seeking to capitalize on stock market momentum to post short-term gains, the new team emphasizes a bottom-up process that relies on qualitative and quantitative analyses of each stock's growth, quality, and valuation factors. The team also reduced the number of holdings in the portfolio, preferring to concentrate on those with the greatest performance potential. Growth is still the goal; however, the new strategy seeks that growth over a longer time horizon.

The change was beneficial to fund performance, which improved dramatically in the second half of the year. During this time, technology, consumer cyclicals, and financial holdings were the biggest contributors to performance. In the technology sector, the fund's large position in Adobe Systems -- which creates software for creative arts professionals and consumers -- provided robust returns, as did its holding Network Appliance, which manufactures corporate file servers. Among consumer cyclicals holdings, premium teen clothing company American Eagle posted strong returns. This company had flat growth for a couple of years as its "preppie" look fell out of favor with consumers, but has begun to revive with changing fashion trends and new lines. Harman International, maker of audio components and navigational systems for high-end automobiles, also contributed strong performance. Among financials, Chicago Mercantile Exchange was a top performer. However, there were several weak performers in the consumer cyclicals and staples sectors, as well as one specialty pharmaceutical company, Mylan Laboratories.

Going forward, management continues to believe that the fund's focus on growth, quality, and valuation can lead to investment opportunities in 2005 and in the years to come.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks of companies in market sectors that management believes have strong long-term growth potential
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $17.05
Class IB                                                           $16.80
-------------------------------------------------------------------------
This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT New Value Fund

For much of 2004, equities delivered positive, but uninspired returns. Following the election, oil prices began to decline and equity performance strengthened substantially through year-end. Value led growth stocks, and small- and mid-capitalization stocks outpaced large-caps. Putnam VT New Value Fund performed well, and for the 12 months ended December 31, 2004, the fund's class IA shares posted a total return of 15.77% at net asset value.

2004's stock market environment was generally benign, with relatively low volatility. Leadership rotated among many different sectors, with the exception of technology, which lagged somewhat throughout the year. The strongest-performing sector for the fund was energy. Small, integrated oil company Amerada Hess, California electric utility Edison International (sold before year-end), and the country's largest coal company, Peabody Energy, were top contributors over the period. One of the fund's best performers for the year and one of its largest holdings was retailer J.C. Penney. During the second half of the year, management took profits on this position and sold it. In the case of beleaguered pharmaceutical maker Merck, not owning the stock benefited performance.

Often, the stocks that detracted from returns over the period did not decline very much; they simply did not participate in the market's rally. The fund's large position in technology dampened returns, as this sector's performance was relatively flat. A large position in Fannie
Mae stock did not contribute significantly to performance.

As the year went on, the trend of small- and mid-cap stock returns outpacing those of large-caps enabled management to add a number of large, established company stocks to the fund's portfolio -- stocks that would not ordinarily offer compelling valuations. Many did not perform poorly, but rather moved sideways or did not keep pace with the overall market advance. For example, in the third quarter, management added technology giant Intel and large-cap pharmaceutical maker Pfizer to the fund's portfolio.

The fund remains diversified across industrial sectors and market capitalizations and will continue to use disciplined value investing techniques to seek solid performance over the long term.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Undervalued common stocks of large and midsize companies
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $16.43
Class IB                                                           $16.33
-------------------------------------------------------------------------
This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund concentrates its assets in fewer issuers, which can affect your fund's performance.



Putnam VT OTC & Emerging Growth Fund

U.S. equity markets provided positive, but unimpressive returns for most of 2004 before ending the year with significantly stronger performance. The shift emerged as the presidential election resolved previous investor uncertainty as well as from lower oil prices, which provided an added boost. Putnam VT OTC & Emerging Growth Fund's performance was disappointingly weak for much of the year, but changes in management and strategy in September led to a surge in performance during the final quarter. For the 12 months ended December 31, 2004, the fund's class IA shares returned 8.81% at net asset value.

In September 2004, the lead manager of the fund retired and a new management team took over. The new team initiated a new investment process that combines fundamental and quantitative analyses in stock selection. It focuses on building the portfolio one stock at a time and avoids making large bets on industries or sectors, while carefully controlling portfolio construction by actively setting and managing risk levels. The results of these changes were extremely positive in the last quarter of the period.

Technology was an important contributor to returns in the final months of the year. Maintaining a slight overweight (relative to the benchmark), the fund realized significant gains, boosted by holdings such as Citrix Systems. The fund had superior stock selection in the financial sector, with holding Chicago Mercantile Exchange tripling in value. Excellent selection among homebuilder stocks also boosted returns. Because the pace of new homebuilding has not kept pace with population growth, management believes this sector continues to offer significant growth potential going forward. Energy stocks also made a strong contribution over the period, and offer additional opportunities in the year ahead.

In terms of areas that hindered performance, technology stocks had a significant negative impact early in the year, while poor stock selection among consumer staples stocks slightly dampened returns in the final months of the period.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks primarily of small and mid-sized emerging growth companies. It may include stocks traded in the over-the-counter market
(OTC) and stocks of emerging growth companies listed on securities exchanges.
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                            $6.05
Class IB                                                            $5.98
-------------------------------------------------------------------------
This fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Research Fund

The stock market ended 2004 with robust performance following a year generally characterized by positive, but unimpressive returns. It was a "show me" market, in which investors rewarded stocks with proven earnings capabilities, while penalizing those without visible signs of future earnings increases. Active management and a broadly based portfolio of high-quality stocks enabled Putnam VT Research Fund to turn in solid performance. For the 12 months ended December 31, 2004, the fund's class IA shares provided a total return of 7.79% at net asset value.

During the past year, the smallest sectors in the fund's portfolio were also the best-performing sectors, including utilities, telecommunications, energy, and basic materials. Among utilities, California electric utility Edison International was the fund's top performer. In the telecommunications sector, mobile telephone companies Nextel, Verizon, and Vodafone were all solid contributors over the period. High oil prices fueled performance in the energy sector, where oil drilling holdings Varco, and Global Santa Fe provided excellent returns. A steep rise in global commodities prices drove up performance by basic materials stocks, with Aggregate Industries a top performer for the fund.

Consumer cyclicals and staples were among the larger sectors in the fund's portfolio, contributing substantially to total return over the period. Entertainment and broadcasting holdings including Fox Entertainment, Comcast, and Royal Caribbean Cruise Lines also performed well, as did tobacco company Altria. Holdings in financials, the second-largest sector in the portfolio, also performed well. Here, consumer finance, insurance, and selected bank issues were strong contributors. Technology and health-care holdings detracted from returns over the period.

We believe that an environment of modest economic growth, minimal inflation, and moderate stock returns is likely to persist in the coming months. Management has recently taken advantage of attractive valuations among large-capitalization and growth stocks to add a variety of holdings to the portfolio. The management team believes the fund is well positioned for what lies ahead, and regardless of the direction the market takes, the team will retain its focus on fundamental stock research and analysis with an eye toward performance over the long term.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks of large, U.S.-based companies, including growth and value stocks
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $11.44
Class IB                                                           $11.38
-------------------------------------------------------------------------
The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Small Cap Value Fund

2004 was another strong year for small-cap value stocks. This asset class generally has outperformed both the stocks of larger companies and growth-oriented stocks for the past several years, and Putnam VT Small Cap Value Fund was able to capitalize on that trend. For the 12 months ended December 31, 2004, the fund's class IA returns were 26.54% at net asset value.

Small-cap stocks on the whole recorded strong gains in the first and fourth quarters of 2004, with flat to slightly negative performance in the middle of the year. The strength for the fund -- and small-cap stocks in general -- during the beginning of the year was mainly attributable to the momentum the asset class had coming out of 2003.

As the year progressed, however, and the asset class began to cool off, the fund's stock-selection strategy became a more important factor in performance. It was fundamentally the same as it has been since its inception: the management team uses bottom-up analysis to find stocks they believe are inexpensive and that have in place a catalyst for positive change. In addition, the fund seeks broad diversification across industries and market sectors, and typically holds 200 or more companies in the portfolio. This helps the management team pursue one of its key performance objectives: to avoid owning large positions in any stocks that severely underperform, a constant danger within the volatile small-cap universe.

This strategy paid off in the second quarter. After unexpectedly positive news on job creation at the end of March, the Federal Reserve Board (the Fed) appeared poised to raise interest rates sharply, a move that would hurt interest-rate-sensitive stocks and the financial sector in general. The fund already had an underweight position in financials and real estate investment trusts (REITs, a key segment of the financial sector), and given the portfolio's reduced exposure, management could afford to take a wait-and-see approach. When the Fed raised rates gradually and financials rallied, the fund benefited. Other key contributors were energy stocks, which received a boost from rising oil prices, and technology stocks, which performed well in the fourth quarter.

Looking forward, stock selection and diversification may be even more important in 2005 as the market takes a more neutral stance on small-cap value stocks. The management team believes that its strategy should enable the fund to take advantage of these potential market conditions.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks of small-capitalization companies with potential for capital growth
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $22.95
Class IB                                                           $22.79
-------------------------------------------------------------------------
This fund invests some or all of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Utilities Growth and Income Fund

2004 provided a favorable market environment for utilities stocks and bonds. The fund benefited from strong security selection in all three areas of the portfolio -- electric and gas equities, telecommunications stocks, and bonds. For the 12 months ended December 31, 2004, the fund's class IA shares posted a total return of 21.87% at net asset value.

During the period, electric utilities continued to move away from earlier diversification efforts, returning to their core regulated operations. This contributed to a surge in the prices of electric and gas utilities stocks during the second half of the period. The telecommunications industry also strengthened toward year-end.

Management has been emphasizing stocks that offer investment opportunities within their regulated service territories. Within the telecom sector, management seeks undervalued companies that are operating in stable competitive and regulatory environments, and that have corporate management teams focused on rewarding shareholders.

Management generally maintains between 9% and 11% of the portfolio in high-quality utility bonds and other fixed-income securities. In the second half of the period, that allocation declined to just under 8% before management rebalanced the portfolio, returning it to approximately 9% by year-end.

Over the past year, west-coast utilities stocks made the greatest contributions to performance. These included electric utilities Edison International and Sierra Pacific Resources. Gas utility Equitable Resources also was a key contributor to performance. Among telecom stocks, France Telecom and Telus Corporation were top contributors while Nippon Telegraph & Telephone, NTT DoCoMo, Tele Norte Leste (which is no longer held in the portfolio), and Vodafone detracted from performance.

In the coming months, the fund will continue to seek opportunities among companies focused on their core businesses as well as those poised to benefit from increased investment.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
-------------------------------------------------------------------------
PORTFOLIO
Common stocks and bonds issued by utility companies
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $13.59
Class IB                                                           $13.54
-------------------------------------------------------------------------
The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund concentrates its investments in one region or in a limited number of sectors and involves more risk than a fund that invests more broadly. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.



Putnam VT Vista Fund

In 2004's equity market, investor favor rotated rapidly among different attributes. From recent performance and valuations to forward earnings, the market seemed to focus its attention on only one performance driver at a time. In this challenging environment, the fund's multi-pronged investment strategy was very effective. For the 12 months ended December 31, 2004, Putnam VT Vista Fund's class IA shares delivered a total return of 18.90% at net asset value.

In selecting holdings for the fund, management blends considerations of growth, valuation, and quality to create a diversified portfolio of mid-capitalization stocks geared for long-term performance. During the recent year, this multi-faceted approach worked well, since investors favored these characteristics individually at different times. Bottom-up stock research and analysis drives the fund's investment strategy, although the team does consider macroeconomic and sector trends in its decision-making process.

Astute stock selection and slight overweight positions (relative to the benchmark) made energy, software, and consumer cyclicals the fund's top three contributors for the year. Among energy stocks, energy exploration and production holdings Newfield Exploration and EOG Resources performed very well, as did small integrated oil company Amerada Hess. In the consumer cyclicals sector, leading contributions came from specialty retailers including American Eagle, Claire's, and Coach. Management reduced the fund's position in Claire's toward the end of the year, however, as its performance did not look as positive going forward.

Health-care and communication services holdings did not perform well during the period, although neither sector represented a large portion of the portfolio. In health care, pharmaceuticals, biotechnology, medical services, and medical device holdings all fared poorly. In communication services, despite strong performance from the sector overall, unfavorable stock selection and moderate exposure prevented the fund from benefiting.

Management believes the months ahead appear to provide a favorable backdrop for equities. Corporate earnings continue to grow, albeit at a slower pace, while productivity and consumer and business spending remain solid. With its diversified portfolio, and focus on blending growth, valuation, and both historic and forward-looking earnings considerations, the team believes the fund should be able to take advantage of performance in a variety of market environments.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks with potential for capital growth
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $12.58
Class IB                                                           $12.43
-------------------------------------------------------------------------
The fund invests some or all of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations.



Putnam VT Voyager Fund

2004 was not a banner period for the stocks of high-quality companies. For the first three quarters of the year, prices of high-quality large-cap stocks tended to be range-bound as investors moved in and out of the market, making any significant and lasting gains impossible. In the last quarter of the year, especially after the November 2 elections, equities rallied across the board, but gains were strongest in the smaller-cap and value investment styles. Despite this challenging environment, Putnam VT Voyager Fund was still able to generate solid positive returns. For the 12 months ended December 31, 2004, the fund's class IA shares returned 5.34% at net asset value.

The management team's strategy entering 2004 was to take advantage of what they believed would be a "flight to quality" after the huge gains made by higher-volatility stocks in 2003. As a result, the fund took an overweight position in large-cap stocks with solid earnings (and dividends, where applicable) and positive price momentum -- factors that the team feels play a role in distinguishing a high-quality stock. While this sector as a whole saw relatively flat returns for the majority of the year, there were some bright spots in the fund.

Within the consumer cyclicals sector, the fund held an overweight position in stocks associated with leisure time activities, such as cruise lines and gaming companies. These holdings performed well throughout the year as consumer spending continued its upward trend. An overweight position in utilities stocks was also beneficial. Oil prices continued to climb during the year, and utility companies generally were able to increase their margins as a result.

Stock selection in the health care industry also helped performance. An underweight position in pharmaceutical companies was beneficial, as the recall of a a high-profile prescription drug resulted in increased scrutiny for the industry as a whole. Managed health care stocks (HMOs), on the other hand, performed solidly during the period and the fund's overweight exposure helped boost performance.

In 2005, the management team believes corporate earnings, which were quite strong in the past year, will begin to decelerate. As a result, the team will likely remain true to their strategy, believing that the more stable earnings associated with larger-cap, higher-quality stocks will be rewarded by the market.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Stocks of large and midsize companies with growth potential
-------------------------------------------------------------------------
NET ASSET VALUE                                         December 31, 2004
Class IA                                                           $27.37
Class IB                                                           $27.20
-------------------------------------------------------------------------
The fund invests some or all of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations.


SEE PAGES 19 TO 22 FOR PORTFOLIO COMPOSITION INFORMATION.


PORTFOLIO COMPOSITION BY FUND

[GRAPHICS OMITTED: pie charts]


Putnam VT American Government Income Fund

55.0%     Mortgage-backed Securities

30.2%     Government Bonds

14.8%     Cash


Putnam VT Capital Appreciation Fund

29.1%     Financial

16.9%     Consumer Cyclicals

14.2%     Technology

12.7%     Healthcare

 9.7%     Consumer Staples

 6.3%     Energy

 3.8%     Conglomerates

 2.7%     Capital Goods

 3.9%     Other

 0.7%     Cash


Putnam VT Capital Opportunities Fund

23.7%     Financial

21.8%     Consumer Cyclicals

15.5%     Technology

 8.9%     Healthcare

 7.2%     Capital Goods

 6.1%     Consumer Staples

 5.9%     Energy

 4.9%     Basic Ind. Products

 5.2%     Other

 1.0%     Cash


Putnam VT Discovery Growth Fund

24.5%     Technology

19.0%     Healthcare

17.5%     Consumer Cyclicals

12.4%     Financial

 9.0%     Consumer Staples

 5.5%     Capital Goods

 4.7%     Energy

 2.5%     Transportation

 1.9%     Other

 3.0%     Cash


Putnam VT Diversified Income Fund

41.6%     Corporate Bonds & Notes

15.5%     Government Bonds

13.7%     Mtge-backed Securities

12.6%     Foreign Bonds

10.1%     Asset-backed Securities

 0.6%     Preferred Stock

 0.5%     Common Stock

 5.4%     Cash


Putnam VT Equity Income Fund

34.0%     Financial

11.7%     Energy

10.3%     Consumer Cyclicals

 7.6%     Technology

 7.4%     Consumer Staples

 4.9%     Conglomerates

 4.7%     Capital Goods

 4.6%     Utilities

11.9%     Other

 3.0%     Cash


Putnam VT The George Putnam Fund of Boston

32.9%     Financial

11.5%     Energy

 9.9%     Consumer Cyclicals

 7.8%     Technology

 7.4%     Consumer Staples

 5.3%     Conglomerates

 4.8%     Capital Goods

 4.5%     Utilities

11.9%     Other

 4.0%     Cash


Putnam VT Global Asset Allocation Fund

24.4%     International Equity

17.1%     Large U.S. Growth

17.1%     Large U.S. Value

14.3%     International Bonds

11.0%     U.S. Investment Grade Bonds

 7.7%     U.S. High Yield Bonds

 4.5%     U.S. Money Markets

 2.1%     Small U.S. Value

 2.0%     Small U.S. Growth


Putnam VT Global Equity Fund

57.5%     United States

 9.2%     United Kingdom

 8.9%     Japan

 5.9%     France

 2.3%     Netherlands

 2.3%     South Korea

 2.2%     Germany

11.7%     Other Countries


Putnam VT Growth and Income Fund

28.2%     Financial

10.3%     Healthcare

10.1%     Consumer Staples

 9.4%     Consumer Cyclicals

 8.7%     Energy

 7.3%     Technology

 6.3%     Capital Goods

 6.2%     Conglomerates

12.7%     Other

 0.8%     Cash


Putnam VT Growth Opportunities Fund

27.4%     Technology

24.6%     Healthcare

19.5%     Consumer Cyclicals

 7.6%     Consumer Staples

 7.4%     Financial

 4.9%     Capital Goods

 3.1%     Conglomerates

 2.3%     Energy

 0.8%     Other

 2.3%     Cash


Putnam VT Health Sciences Fund

51.6%     Pharmaceuticals

16.3%     Medical Technology

15.9%     Healthcare Services

13.7%     Biotechnology

 2.6%     Cash


Putnam VT High Yield Fund

89.6%     Corporate Bonds & Notes

 2.9%     Foreign Bonds

 1.2%     Preferred Stock

 1.1%     Common Stock

 1.1%     Government Bonds

 0.7%     Asset-backed Securities

 3.5%     Cash


Putnam VT Income Fund

46.7%     Mortgage-backed Securities

23.6%     Asset-backed Securities

18.2%     Corporate Bonds & Notes

 3.1%     Gov't Bonds

 0.2%     Foreign Bonds

 0.1%     Municipal Bonds & Notes

 8.1%     Cash


Putnam VT International Equity Fund

20.4%     Japan

17.0%     United Kingdom

12.9%     Switzerland

12.2%     France

 4.2%     Germany

 4.2%     Italy

 3.5%     Sweden

25.6%     Other Countries


Putnam VT International Growth and Income Fund

22.6%     United Kingdom

17.3%     Japan

13.2%     Switzerland

10.5%     France

 7.7%     Germany

 6.2%     Netherlands

 3.6%     Sweden

19.0%     Other Countries


Putnam VT International New Opportunities Fund

22.3%     United Kingdom

20.9%     Japan

 8.8%     France

 6.9%     Italy

 6.5%     Switzerland

 4.4%     Canada

 3.5%     Netherlands

26.8%     Other Countries


Putnam VT Investors Fund

30.7%     Financial

16.5%     Technology

14.7%     Healthcare

14.7%     Consumer Cyclicals

 8.1%     Consumer Staples

 7.1%     Energy

 2.9%     Capital Goods

 2.1%     Conglomerates

 1.8%     Other

 1.6%     Cash


Putnam VT Mid Cap Value Fund

27.7%     Financial

13.0%     Consumer Cyclicals

11.0%     Technology

10.7%     Healthcare

 7.8%     Energy

 7.1%     Utilities

 6.9%     Capital Goods

 5.6%     Basic Industrial Products

 9.3%     Other

 1.0%     Cash


Putnam VT Money Market Fund

31.7%     Asset-backed Commercial Paper

16.1%     Foreign Commercial Paper

11.0%     Government Agency Notes

10.4%     Domestic Commercial Paper

 5.4%     Yankee Certs of Deposit

 4.4%     Euro Certs of Deposit

 4.1%     Domestic Certs of Deposit

 3.9%     U.S. Gov't Repurchase Agmts

 3.8%     Variable Rate Corporate Bonds

 3.6%     Bank Notes

 2.8%     Interest Bearing Commercial Paper

 2.8%     Promissory Notes

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to maintain a constant share price of $1, it is possible to lose money by investing in this fund.


Putnam VT New Opportunities Fund

27.1%     Technology

22.1%     Healthcare

18.4%     Consumer Cyclicals

 9.6%     Financial

 9.4%     Consumer Staples

 3.5%     Capital Goods

 3.4%     Energy

 1.8%     Conglomerates

 2.3%     Other

 2.4%     Cash


Putnam VT New Value Fund

29.4%     Financial

13.2%     Consumer Cyclicals

 9.3%     Energy

 9.1%     Technology

 7.3%     Consumer Staples

 6.9%     Capital Goods

 6.2%     Healthcare

 5.7%     Basic Industrial Products

12.0%     Other

 0.8%     Cash


Putnam VT OTC & Emerging Growth Fund

23.3%     Technology

17.2%     Consumer Cyclicals

17.0%     Healthcare

14.2%     Financial

 8.9%     Consumer Staples

 6.0%     Energy

 5.6%     Capital Goods

 3.2%     Transportation

 1.1%     Communications

 3.5%     Cash


Putnam VT Research Fund

20.9%     Financial

16.6%     Technology

15.2%     Consumer Cyclicals

12.2%     Healthcare

 8.6%     Consumer Staples

 8.4%     Energy

 4.6%     Communications

 4.3%     Conglomerates

 9.0%     Other

 0.4%     Cash


Putnam VT Small Cap Value Fund

23.7%     Financial

18.7%     Consumer Cyclicals

10.3%     Capital Goods

 9.8%     Technology

 7.5%     Energy

 7.2%     Basic Industrial Products

 7.1%     Healthcare

 6.8%     Consumer Staples

 6.0%     Other

 3.0%     Cash


Putnam VT Utilities Growth and Income Fund

86.4%     Electric Utilities

 9.1%     Natural Gas Utilities

 1.1%     Water and Sewer

 1.0%     Power Producers (Independent)

 0.4%     Utilities (Combined or other)

 2.1%     Cash


Putnam VT Vista Fund

28.0%     Technology

18.1%     Healthcare

16.7%     Consumer Cyclicals

 9.6%     Financial

 7.8%     Consumer Staples

 7.4%     Capital Goods

 4.7%     Energy

 2.5%     Basic Industrial Products

 3.7%     Other

 1.5%     Cash


Putnam VT Voyager Fund

28.3%     Technology

23.5%     Healthcare

20.3%     Consumer Cyclicals

 7.5%     Financial

 7.0%     Consumer Staples

 4.3%     Capital Goods

 2.6%     Energy

 1.3%     Conglomerates

 2.2%     Other

 2.9%     Cash


Footnotes read:
Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%.

Summary information may differ from the portfolio schedules included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Country allocations are based on country of risk. Information is as of 12/31/04 and may not reflect trades entered into on that date. For Putnam VT The George Putnam Fund of Boston, information reflects the fund's equity holdings. For Putnam VT Utilities Growth and Income Fund, information does not reflect the fund's fixed-income holdings or holdings in conglomerates, oil and gas companies, or the telephone and telecommunications industries.



[GRAPHICS OMITTED: worm charts]


Cumulative total returns of a $10,000 investment in class IA and class IB shares at net asset value


Putnam VT American Government Income Fund -- since inception (2/1/00) (subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
                  American         American            Lehman
                Government       Government      Intermediate
               Income Fund      Income Fund          Treasury
                  class IA         class IB              Bond
                    shares           shares             Index

2/1/00              10,000           10,000            10,000
2000                11,211           11,198            11,057
2001                11,976           11,942            11,959
2002                13,051           12,989            13,069
2003                13,298           13,191            13,344
12/31/04           $13,677          $13,542           $13,614


Putnam VT American Government Income Fund seeks high current income by investing in U.S. government securities with preservation of capital as its secondary objective. The Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 9.9 years.


Putnam VT Capital Appreciation Fund -- since inception (9/29/00)
(subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
                   Capital          Capital
              Appreciation     Appreciation
                      Fund             Fund           Russell
                  class IA         class IB              3000
                    shares           shares             Index

9/29/00             10,000           10,000            10,000
2000                 9,060            9,060             8,997
2001                 7,820            7,800             7,966
2002                 6,090            6,057             6,250
2003                 7,615            7,559             8,191
12/31/04            $8,758           $8,670            $9,169


Putnam VT Capital Appreciation Fund seeks capital appreciation. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.


Putnam VT Capital Opportunities Fund -- since inception (5/1/03)


                 Putnam VT        Putnam VT
                   Capital          Capital
             Opportunities    Opportunities
                      Fund             Fund           Russell           Russell
                  class IA         class IB              2000              2500
                    shares           shares             Index             Index

5/1/03              10,000           10,000            10,000            10,000
6/03                10,990           10,980            11,274            11,193
9/03                11,590           11,580            12,297            12,173
12/03               13,025           13,005            14,083            13,930
3/04                13,592           13,562            14,964            14,750
6/04                13,799           13,758            15,035            14,799
9/04                13,613           13,562            14,605            14,427
12/31/04           $15,440          $15,374           $16,664           $16,478


Putnam VT Capital Opportunities Fund seeks long-term growth of capital. The Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index. The Russell 2500 Index is an unmanaged index of the smallest 2500 companies in the Russell 3000 Index. Putnam Management has recently undertaken a review of the fund's benchmarks. This index replaces the Russell 2000 Index as the primary performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.


Putnam VT Discovery Growth Fund -- since inception (9/29/00)
(subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
                 Discovery        Discovery
                    Growth           Growth           Russell           Russell
                      Fund             Fund            Midcap              2500
                  class IA         class IB            Growth            Growth
                    shares           shares             Index             Index

9/29/00             10,000           10,000            10,000            10,000
2000                 7,180            7,180             7,536             7,963
2001                 4,980            4,970             6,018             7,101
2002                 3,520            3,500             4,369             5,035
2003                 4,660            4,620             6,234             7,366
12/31/04            $5,020           $4,970            $7,199            $8,441


Putnam VT Discovery Growth Fund seeks long-term growth of capital. The Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 chosen for their growth orientation. The Russell 2500 Growth Index is an unmanaged index of those companies in the Russell 2500 Index chosen for their growth orientation.


Putnam VT Diversified Income Fund -- since 12/31/94


                 Putnam VT        Putnam VT
               Diversified      Diversified
                    Income           Income            Lehman
                      Fund             Fund         Aggregate
                  class IA         class IB              Bond
                    shares           shares             Index

12/31/94            10,000           10,000            10,000
1995                11,913           11,895            11,847
1996                12,962           12,923            12,278
1997                13,919           13,856            13,463
1998                13,728           13,635            14,632
1999                13,956           13,859            14,512
2000                13,982           13,849            16,199
2001                14,516           14,336            17,567
2002                15,416           15,200            19,369
2003                18,541           18,226            20,164
12/31/04           $20,317          $19,898           $21,038


Putnam VT Diversified Income Fund's portfolio of U.S. government and other investment-grade, high-yield, and international fixed-income securities seeks as high a level of current income that Putnam Management believes is consistent with preservation of capital.The Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.


Putnam VT Equity Income Fund -- since inception (5/1/03)


                 Putnam VT        Putnam VT
                    Equity           Equity
                    Income           Income           Russell
                      Fund             Fund              1000
                  class IA         class IB             Value
                    shares           shares             Index

5/1/03              10,000           10,000            10,000
6/03                10,620           10,620            10,779
9/03                10,730           10,730            11,001
12/03               12,157           12,138            12,562
3/04                12,394           12,366            12,943
6/04                12,474           12,436            13,057
9/04                12,424           12,386            13,258
12/31/04           $13,632          $13,573           $14,634


Putnam VT Equity Income Fund seeks capital growth and current income. The Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.


Putnam VT The George Putnam Fund of Boston -- since inception (4/30/98) (subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
                The George       The George
                    Putnam           Putnam         S & P 500
                   Fund of          Fund of     [REGISTRATION            George
                    Boston           Boston       MARK]/Barra            Putnam
                  class IA         class IB             Value           Blended
                    shares           shares             Index             Index

4/30/98             10,000           10,000            10,000            10,000
1998                10,369           10,368            10,160            10,396
1999                10,332           10,326            11,452            11,168
2000                11,346           11,319            12,149            12,146
2001                11,430           11,370            10,726            11,706
2002                10,451           10,376             8,489            10,691
2003                12,264           12,144            11,188            12,879
12/31/04           $13,305          $13,141           $12,945           $14,323


Putnam VT The George Putnam Fund of Boston seeks capital growth and current income through a balanced investment composed of a well-diversified portfolio of stocks and bonds. The S & P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation. The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S & P 500/Barra Value Index and 40% of which is the Lehman Aggregate Bond Index, an unmanaged index of U.S. fixed income securities.


Putnam VT Global Asset Allocation Fund -- since 12/31/94


                 Putnam VT        Putnam VT
                    Global           Global
                     Asset            Asset
                Allocation       Allocation
                      Fund             Fund              MSCI
                  class IA         class IB             World
                    shares           shares             Index

12/31/94            10,000           10,000            10,000
1995                12,471           12,452            12,072
1996                14,419           14,376            13,699
1997                17,255           17,178            15,859
1998                19,579           19,492            19,718
1999                21,899           21,785            24,635
2000                20,832           20,725            21,388
2001                19,079           18,947            17,790
2002                16,733           16,587            14,252
2003                20,420           20,219            18,971
12/31/04           $22,311          $22,054           $21,764


Putnam VT Global Asset Allocation Fund seeks a high level of long-term total return consistent with preservation of capital. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.


Putnam VT Global Equity Fund -- since 12/31/94


                 Putnam VT        Putnam VT
                    Global           Global
                    Equity           Equity
                      Fund             Fund              MSCI
                  class IA         class IB             World
                    shares           shares             Index

12/31/94            10,000           10,000            10,000
1995                11,567           11,550            12,072
1996                13,557           13,517            13,699
1997                15,500           15,431            15,859
1998                20,106           20,006            19,718
1999                33,175           32,921            24,635
2000                23,342           23,127            21,388
2001                16,418           16,243            17,790
2002                12,780           12,606            14,252
2003                16,555           16,291            18,971
12/31/04           $18,863          $18,516           $21,764


Putnam VT Global Equity Fund's internationally diversified common stock portfolio seeks capital appreciation. The Morgan Stanley Capital
International (MSCI) World Index is an unmanaged index of developed and emerging markets.


Putnam VT Growth and Income Fund -- since 12/31/94


                 Putnam VT        Putnam VT          Standard
                    Growth           Growth          & Poor's
                       and              and               500
                    Income           Income     [REGISTRATION
                      Fund             Fund       MARK]/Barra
                  class IA         class IB             Value
                    shares           shares             Index

12/31/94            10,000           10,000            10,000
1995                13,671           13,651            13,700
1996                16,668           16,618            16,713
1997                20,693           20,600            21,724
1998                23,883           23,750            24,912
1999                24,262           24,097            28,082
2000                26,230           26,006            29,790
2001                24,613           24,344            26,302
2002                19,989           19,722            20,817
2003                25,524           25,122            27,435
12/31/04           $28,425          $27,914           $31,744


Putnam VT Growth and Income Fund seeks capital growth and current income.The Standard & Poor's 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.


Putnam VT Growth Opportunities Fund -- since inception (2/1/00)
(subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
                    Growth           Growth
             Opportunities    Opportunities           Russell
                      Fund             Fund           Top 200
                  class IA         class IB            Growth
                    shares           shares             Index

2/1/00              10,000           10,000            10,000
2000                 7,800            7,790             8,001
2001                 5,310            5,290             6,362
2002                 3,750            3,730             4,582
2003                 4,630            4,590             5,802
12/31/04            $4,726           $4,670            $6,019


Putnam VT Growth Opportunities Fund seeks capital appreciation. The Russell Top 200 Growth Index is an unmanaged index of the largest companies in the Russell 1000 Index chosen for their growth orientation.


Putnam VT Health Sciences Fund -- since inception (4/30/98)
(subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
                    Health           Health             S & P
                  Sciences         Sciences               500           Goldman
                      Fund             Fund     [REGISTRATION             Sachs
                  class IA         class IB             MARK]        Healthcare
                    shares           shares             Index             Index

4/30/98             10,000           10,000            10,000            10,000
1998                10,951           10,940            11,171            11,735
1999                10,520           10,513            13,522            11,260
2000                14,638           14,599            12,291            16,074
2001                11,778           11,715            10,830            14,139
2002                 9,398            9,332             8,437            11,137
2003                11,166           11,048            10,857            13,756
12/31/04           $11,981          $11,835           $12,038           $14,618


Putnam VT Health Sciences Fund seeks capital appreciation. The S & P 500 Index is an unmanaged index of common stock performance. The Goldman Sachs Healthcare Index is an unmanaged index of common stock performance within the health-care sector.


Putnam VT High Yield Fund -- since 12/31/94


                 Putnam VT        Putnam VT                JP
                      High             High            Morgan
                     Yield            Yield            Global
                      Fund             Fund              High
                  class IA         class IB             Yield
                    shares           shares             Index

12/31/94            10,000           10,000            10,000
1995                11,832           11,814            11,952
1996                13,347           13,307            13,506
1997                15,262           15,193            15,179
1998                14,368           14,296            15,327
1999                15,219           15,127            15,845
2000                13,933           13,839            14,922
2001                14,491           14,362            15,740
2002                14,415           14,240            16,076
2003                18,261           18,020            20,499
12/31/04           $20,268          $19,915           $22,866


Putnam VT High Yield Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The JP Morgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international securities.


Putnam VT Income Fund -- since 12/31/94


                 Putnam VT        Putnam VT
                    Income           Income            Lehman
                      Fund             Fund         Aggregate
                  class IA         class IB              Bond
                    shares           shares             Index

12/31/94            10,000           10,000            10,000
1995                12,044           12,026            11,847
1996                12,335           12,298            12,278
1997                13,401           13,341            13,463
1998                14,507           14,434            14,632
1999                14,206           14,122            14,512
2000                15,344           15,222            16,199
2001                16,499           16,333            17,567
2002                17,835           17,621            19,369
2003                18,672           18,401            20,164
12/31/04           $19,553          $19,218           $21,038


Putnam VT Income Fund seeks high current income consistent with what Putnam Management believes is a prudent level of risk. The Lehman
Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.


Putnam VT International Equity Fund -- since inception (1/2/97)
(subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
             International    International
                    Equity           Equity
                      Fund             Fund              MSCI
                  class IA         class IB              EAFE
                    shares           shares             Index

1/2/97              10,000           10,000            10,000
1997                11,613           11,595            10,178
1998                13,783           13,737            12,213
1999                22,082           21,994            15,506
2000                19,989           19,881            13,309
2001                15,909           15,783            10,455
2002                13,109           12,981             8,789
2003                16,899           16,701            12,180
12/31/04           $19,700          $19,406           $14,646


Putnam VT International Equity Fund seeks capital appreciation. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Putnam VT International Growth and Income Fund -- since inception (1/2/97) (subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
             International    International            S & P/
                    Growth           Growth         Citigroup
                       and              and       World Ex-US
                    Income           Income           Primary
                      Fund             Fund           Markets
                  class IA         class IB             Value
                    shares           shares             Index

1/2/97              10,000           10,000            10,000
1997                11,943           11,926            10,398
1998                13,290           13,262            12,026
1999                16,558           16,490            14,803
2000                16,783           16,709            13,871
2001                13,314           13,233            11,366
2002                11,494           11,411             9,908
2003                15,903           15,729            14,172
12/31/04           $19,293          $19,028           $17,486


Putnam VT International Growth and Income Fund seeks capital growth. Current income is a secondary objective. The S & P/Citigroup World Ex-US Primary Markets Value Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their value orientation.


Putnam VT International New Opportunities Fund -- since inception (1/2/97) (subsequent periods ended 12/31)


                                                       S & P/
                 Putnam VT        Putnam VT         Citigroup
             International    International             World
                       New              New             Ex-US
             Opportunities    Opportunities           Primary
                      Fund             Fund           Markets
                  class IA         class IB            Growth
                    shares           shares             Index

1/2/97              10,000           10,000            10,000
1997                 9,990            9,975            10,707
1998                11,546           11,513            12,966
1999                23,432           23,348            17,756
2000                14,396           14,321            14,612
2001                10,290           10,214            11,039
2002                 8,905            8,822             9,062
2003                11,896           11,751            12,287
12/31/04           $13,517          $13,319           $14,438


Putnam VT International New Opportunities Fund seeks long-term capital appreciation. The S & P/Citigroup World Ex-US Primary Markets Growth Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their growth orientation.


Putnam VT Investors Fund -- since inception (4/30/98)
(subsequent periods ended 12/31)


                 Putnam VT        Putnam VT             S & P
                 Investors        Investors               500
                      Fund             Fund     [REGISTRATION
                  class IA         class IB             MARK]
                    shares           shares             Index

4/30/98             10,000           10,000            10,000
1998                11,666           11,654            11,171
1999                15,181           15,148            13,522
2000                12,377           12,325            12,291
2001                 9,331            9,271            10,830
2002                 7,122            7,058             8,437
2003                 9,072            8,973            10,857
12/31/04           $10,247          $10,108           $12,038


Putnam VT Investors Fund seeks long-term growth of capital and any increased income that results from this growth. The S & P 500 Index is an unmanaged index of common stock performance.


Putnam VT Mid Cap Value Fund -- since inception (5/1/03)


                 Putnam VT        Putnam VT
                   Mid Cap          Mid Cap
                     Value            Value           Russell
                      Fund             Fund            Midcap
                  class IA         class IB             Value
                    shares           shares             Index

5/1/03              10,000           10,000            10,000
6/03                10,760           10,760            10,956
9/03                11,270           11,260            11,607
12/03               12,901           12,883            13,373
3/04                13,169           13,140            14,088
6/04                13,402           13,373            14,332
9/04                13,321           13,282            14,581
12/31/04           $14,933          $14,873           $16,543


Putnam VT Mid Cap Value Fund seeks capital appreciation and, as a secondary objective, current income. The Russell Midcap Value Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their value orientation.


Putnam VT New Opportunities Fund -- since 12/31/94


                 Putnam VT        Putnam VT
                       New              New
             Opportunities    Opportunities           Russell           Russell
                      Fund             Fund            Midcap              3000
                  class IA         class IB            Growth            Growth
                    shares           shares             Index             Index

12/31/94            10,000           10,000            10,000            10,000
1995                14,487           14,465            13,398            13,657
1996                15,961           15,913            15,739            16,645
1997                19,678           19,589            19,287            21,429
1998                24,475           24,335            22,733            28,933
1999                41,449           41,149            34,393            38,720
2000                30,635           30,367            30,352            30,040
2001                21,448           21,215            24,236            24,145
2002                14,951           14,742            17,594            17,376
2003                19,853           19,523            25,109            22,758
12/31/04           $21,937          $21,526           $28,995           $24,334


Putnam VT New Opportunities Fund seeks long-term capital appreciation. The Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. The Russell 3000 Growth Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their growth orientation. Putnam Management has recently undertaken a review of the fund's benchmarks. This index replaces the Russell Midcap Growth Index as the primary performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.


Putnam VT New Value Fund -- since inception (1/2/97)
(subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
                       New              New
                     Value            Value           Russell
                      Fund             Fund              3000
                  class IA         class IB             Value
                    shares           shares             Index

1/2/97              10,000           10,000            10,000
1997                11,760           11,742            13,549
1998                12,496           12,460            15,378
1999                12,529           12,492            16,401
2000                15,359           15,287            17,719
2001                15,902           15,794            16,951
2002                13,447           13,329            14,378
2003                17,866           17,658            18,854
12/31/04           $20,684          $20,382           $22,049


Putnam VT New Value Fund seeks long-term capital appreciation. The Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.


Putnam VT OTC & Emerging Growth Fund -- since inception (4/30/98)
(subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
                     OTC &            OTC &
                  Emerging         Emerging
                    Growth           Growth           Russell
                      Fund             Fund              2500
                  class IA         class IB            Growth
                    shares           shares             Index

4/30/98             10,000           10,000            10,000
1998                10,094           10,082             9,193
1999                22,866           22,831            14,293
2000                11,198           11,166            11,993
2001                 6,095            6,064            10,694
2002                 4,141            4,110             7,582
2003                 5,630            5,578            11,094
12/31/04            $6,126           $6,054           $12,713


Putnam VT OTC & Emerging Growth Fund seeks capital appreciation. The Russell 2500 Growth Index is an unmanaged index of those companies in the Russell 2500 Index chosen for their growth orientation.


Putnam VT Research Fund -- since inception (9/30/98)
(subsequent periods ended 12/31)


                 Putnam VT        Putnam VT             S & P
                  Research         Research               500
                      Fund             Fund     [REGISTRATION
                  class IA         class IB             MARK]
                    shares           shares             Index

9/30/98             10,000           10,000            10,000
1998                11,951           11,919            12,130
1999                15,247           15,219            14,682
2000                14,966           14,918            13,345
2001                12,180           12,108            11,759
2002                 9,494            9,420             9,160
2003                11,932           11,805            11,788
12/31/04           $12,862          $12,698           $13,071


Putnam VT Research Fund seeks capital appreciation. The S & P 500 Index is an unmanaged index of common stock performance.


Putnam VT Small Cap Value Fund -- since inception (4/30/99)
(subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
                     Small            Small
                       Cap              Cap
                     Value            Value           Russell
                      Fund             Fund              2000
                  class IA         class IB             Value
                    shares           shares             Index

4/30/99             10,000           10,000            10,000
1999                10,347           10,337             9,996
2000                12,894           12,863            12,278
2001                15,269           15,196            14,000
2002                12,512           12,420            12,400
2003                18,775           18,585            18,108
12/31/04           $23,758          $23,458           $22,136


Putnam VT Small Cap Value Fund seeks capital appreciation. The Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 chosen for their value orientation.


Putnam VT Utilities Growth and Income Fund -- since 12/31/94


                 Putnam VT        Putnam VT
                 Utilities        Utilities
                    Growth           Growth
                       and              and
                    Income           Income        Standard &            Lipper
                      Fund             Fund            Poor's           Utility
                  class IA         class IB         Utilities             Funds
                    shares           shares             Index           Average

12/31/94            10,000           10,000            10,000            10,000
1995                13,108           13,088            13,275            12,798
1996                15,179           15,133            14,029            14,166
1997                19,292           19,205            17,487            17,920
1998                22,169           22,059            20,081            21,394
1999                22,023           21,885            18,238            25,032
2000                25,901           25,703            28,667            27,855
2001                20,175           19,977            19,941            21,853
2002                15,367           15,165            13,960            16,970
2003                19,209           18,930            17,626            20,843
12/31/04           $23,411          $23,025           $21,905           $25,956


Putnam VT Utilities Growth and Income Fund seeks capital growth and current income. The Standard & Poor's Utilities Index is an unmanaged index of common stocks issued by utility companies. The Lipper Utility Funds Average is an arithmetic average of the total return of all utilities mutual funds.


Putnam VT Vista Fund -- since inception (1/2/97)
(subsequent periods ended 12/31)


                 Putnam VT        Putnam VT
                     Vista            Vista           Russell
                      Fund             Fund            Midcap
                  class IA         class IB            Growth
                    shares           shares             Index

1/2/97              10,000           10,000            10,000
1997                12,321           12,303            12,420
1998                14,721           14,702            14,639
1999                22,508           22,433            22,147
2000                21,612           21,516            19,545
2001                14,406           14,308            15,607
2002                10,021            9,930            11,330
2003                13,370           13,223            16,169
12/31/04           $15,898          $15,683           $18,672


Putnam VT Vista Fund seeks capital appreciation. The Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.


Putnam VT Voyager Fund -- since 12/31/94


                 Putnam VT        Putnam VT                               S & P
                   Voyager          Voyager           Russell               500
                      Fund             Fund              1000     [REGISTRATION
                  class IA         class IB            Growth             MARK]
                    shares           shares             Index             Index

12/31/94            10,000           10,000            10,000            10,000
1995                14,067           14,046            13,718            13,758
1996                15,892           15,844            16,889            16,917
1997                20,105           20,015            22,039            22,561
1998                25,003           24,857            30,569            29,008
1999                39,560           39,277            40,705            35,112
2000                33,068           32,782            31,578            31,915
2001                25,714           25,436            25,128            28,122
2002                18,942           18,688            18,122            21,907
2003                23,708           23,342            23,513            28,190
12/31/04           $24,973          $24,518           $24,994           $31,258


Putnam VT Voyager Fund seeks long-term capital appreciation. The Russell 1000 Growth Index is an unmanaged index of those companies in the in the Russell 1000 Index chosen for their growth orientation. The S & P 500 Index is an unmanaged index of common stock performance.


Footnote reads:
Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index. An investment's past performance should not be taken as an assurance of future results. More recent performance may be lower or higher than those shown.



Putnam Fund Management Teams as of 12/31/04


Putnam VT American Government Income Fund
Core Fixed-Income Team
Portfolio Leader: Kevin Cronin
Portfolio Member: Rob Bloemker

During the year ended December 31, 2004, your fund's Portfolio Leader and Portfolio Members have not changed.

Putnam VT Capital Appreciation Fund
U.S. Core and U.S. Small- and Mid-Cap Core Teams
Portfolio Leader: Joshua Brooks
Portfolio Members: Richard Cervone, Joseph Joseph, James Wiess, James
Yu

During the year ended December 31, 2004, Portfolio Leader Michael Nance left your fund's management team. Joshua Brooks joined the team as the Portfolio Leader, and Richard Cervone and James Wiess joined the team as Portfolio Members.

Putnam VT Capital Opportunities Fund
U.S. Small- and Mid-Cap Core Teams
Portfolio Leader: Joseph Joseph
Portfolio Members: Tinh Bui, John Ferry, and Gerald Moore

During the year ended December 31, 2004, John Ferry joined your fund's management team as a Portfolio Member.

Putnam VT Discovery Growth Fund
Large-Cap Growth and Small and Emerging Growth Teams
Portfolio Leader: Richard Weed
Portfolio Members: Raymond Haddad and David Santos

During the year ended December 31, 2004, Portfolio Leader Roland Gillis and Portfolio Member Daniel Miller left your fund's management team. Richard Weed joined the team as the Portfolio Leader, and Raymond Haddad joined the team as a Portfolio Member.

Putnam VT Diversified Income Fund
Core Fixed-Income and Core Fixed-Income High-Yield Teams
Portfolio Leader: D. William Kohli
Portfolio Members: Stephen Peacher and David Waldman

During the year ended December 31, 2004, your fund's Portfolio Leader and Portfolio Members have not changed.

Putnam VT Equity Income Fund
Large-Cap Value and Core Fixed-Income Teams
Portfolio Leader: Bartlett Geer
Portfolio Members: Kevin Cronin and Jeanne Mockard

During the year ended December 31, 2004, your fund's Portfolio Leader and Portfolio Members have not changed.

Putnam VT The George Putnam Fund of Boston
Large-Cap Value, Core Fixed-Income, and Global Asset Allocation Teams Portfolio Leader: Jeanne Mockard
Portfolio Members: Kevin Cronin, Jeffrey Knight, Raman Srivastava

During the year ended December 31, 2004, Raman Srivastava joined your fund's management team as a Portfolio Member.

Putnam VT Global Asset Allocation Fund
Global Asset Allocation Team
Portfolio Leader: Jeffrey Knight
Portfolio Members: Robert Kea, Bruce MacDonald, and Robert Schoen

During the year ended December 31, 2004, Portfolio Member Graham Spiers left your fund's management team and Bruce MacDonald joined the team as a Portfolio Member.

Putnam VT Global Equity Fund
Global Core Team
Portfolio Leader: Shigeki Makino
Portfolio Members: Mark Bogar, Joshua Brooks, David Gerber

During the year ended December 31, 2004, Portfolio Leader Paul Warren and Portfolio Member Stephen Oler left your fund's management team. Shigeki Makino became the Portfolio Leader and Joshua Brooks joined the team as a Portfolio Member.

Putnam VT Growth and Income Fund
Large-Cap Value Team
Portfolio Leader: Hugh Mullin
Portfolio Members: David King and Christopher Miller

During the year ended December 31, 2004, your fund's Portfolio Leader and Portfolio Members have not changed.

Putnam VT Growth Opportunities Fund
Large-Cap Growth Team
Portfolio Leader: Brian O'Toole
Portfolio Member: David Santos

During the year ended December 31, 2004, Portfolio Members Tony Elavia and Walt Pearson left your fund's management team.

Putnam VT Health Sciences Fund
Global Equity Research Team

During the year ended December 31, 2004, the Global Equity Research Team was assigned to manage your fund.

Putnam VT High Yield Trust Fund
Core Fixed-Income High-Yield Team
Portfolio Leader: Stephen Peacher
Portfolio Members: Paul Scanlon and Rosemary Thomsen

During the year ended December 31, 2004, Portfolio Member Norman Boucher left your fund's management team.

Putnam VT Income Fund
Core Fixed-Income Team
Portfolio Leader: Kevin Cronin
Portfolio Member: Rob Bloemker

During the year ended December 31, 2004, your fund's Portfolio Leader and Portfolio Members have not changed.

Putnam VT International Equity Fund
International Core Team
Portfolio Leaders: Joshua Byrne and Simon Davis
Portfolio Members: Stephen Oler, Mark Pollard, and George Stairs

During the year ended December 31, 2004, Joshua Byrne and Simon Davis became the Portfolio Leaders for your fund's management team and Mark Pollard joined as a Portfolio Member.

Putnam VT International Growth and Income Fund
International Value Team
Portfolio Leader: Pamela Holding
Portfolio Member: George Stairs

During the year ended December 31, 2004, Pamela Holding became the Portfolio Leader for your fund's management team.

Putnam VT International New Opportunities Fund
International Growth Team
Portfolio Leader: Stephen Dexter
Portfolio Members: Peter Hadden and Denise Selden

During the year ended December 31, 2004, your fund's Portfolio Leader and Portfolio Members have not changed.

Putnam VT Investors Fund
U.S. Core Team
Portfolio Leader: James Wiess
Portfolio Members: Joshua Brooks, Richard Cervone, and James Yu

During the year ended December 31, 2004, Portfolio Leader Paul Warren left your fund's management team. James Wiess became the Portfolio Leader and Joshua Brooks joined the team as a Portfolio Member.

Putnam VT Mid Cap Value Fund
Small- and Mid-Cap Value Team
Portfolio Leaders: James Polk and Edward Shadek
Portfolio Member: Frederick Copper

During the year ended December 31, 2004, Portfolio Leader Thomas Hoey left your fund's management team and James Polk and Edward Shadek became the Portfolio Leaders.

Putnam VT Money Market Fund
Fixed-Income Money Market Team
Portfolio Leader: Joanne Driscoll
Portfolio Member: Jonathan Topper

During the year ended December 31, 2004, your fund's Portfolio Leader and Portfolio Members have not changed.

Putnam VT New Opportunities Fund
Mid-Cap Growth and Small and Emerging Growth Teams
Portfolio Leaders: Kevin Divney and Paul Marrkand
Portfolio Member: Richard Weed

During the year ended December 31, 2004, Portfolio Leader Daniel Miller and Portfolio Member Brian O'Toole left your fund's management team. Kevin Divney and Paul Marrkand joined the team as the Portfolio Leaders and Richard Weed joined the team as a Portfolio Member.

Putnam VT New Value Fund
Large-Cap Value Team
Portfolio Leader: David King
Portfolio Member: Michael Abata

During the year ended December 31, 2004, your fund's Portfolio Leader and Portfolio Members have not changed.

Putnam VT OTC & Emerging Growth Fund
Small and Emerging Growth Team
Portfolio Leader: Richard Weed
Portfolio Member: Raymond Haddad

During the year ended December 31, 2004, Portfolio Leader Roland Gillis and Portfolio Member Daniel Miller left your fund's management team. Richard Weed joined the team as the Portfolio Leader and Raymond Haddad joined the team as a Portfolio Member.

Putnam VT Research Fund
Global Equity Research Team

Putnam VT Small Cap Value Fund
Small- and Mid-Cap Value Team
Portfolio Leader: Edward Shadek
Portfolio Member: Eric Harthun

During the year ended December 31, 2004, your fund's Portfolio Leader and Portfolio Members have not changed.

Putnam VT Utilities Growth and Income Fund
Global Equity Research Team

During the year ended December 31, 2004, the Global Equity Research Team was assigned to manage your fund.

Putnam VT Vista Fund
Mid-Cap Growth Team
Portfolio Leaders: Kevin Divney and Paul Marrkand
Portfolio Members: None

During the year ended December 31, 2004, Kevin Divney and Paul Marrkand became the Portfolio Leaders of your fund's management team.

Putnam VT Voyager Fund
Large-Cap Growth Team
Portfolio Leader: Brian O'Toole
Portfolio Member: David Santos

During the year ended December 31, 2004, Portfolio Members Tony Elavia and Walt Pearson left your fund's management team.



Listed below are the Putnam Funds managed by the team members discussed in this report. The individuals listed may also manage other retail mutual fund counterparts to the Putnam VT Funds discussed in this report or other accounts advised by Putnam Management or an affiliate.


Name                       Portfolio Leader                             Portfolio Member
-------------------------------------------------------------------------------------------------------------------
Michael Abata              Classic Equity Fund                          VT New Value Fund
....................................................................................................................
Rob Bloemker               None                                         VT American Government Income Fund
                                                                        VT Income Fund
                                                                        Limited Duration Government Income Fund
                                                                        U.S. Government Income Trust
....................................................................................................................
Mark Bogar                 None                                         VT Global Equity Fund
....................................................................................................................
Joshua Brooks              VT Capital Appreciation Fund                 VT Investors Fund
                                                                        VT Global Equity Fund
....................................................................................................................
Tinh Bui                   None                                         VT Capital Opportunities Fund
....................................................................................................................
Joshua Byrne               VT International Equity Fund                 Europe Equity Fund
....................................................................................................................
Richard Cervone            None                                         VT Capital Appreciation Fund
                                                                        VT Investors Fund
                                                                        Tax Smart Equity Fund
....................................................................................................................
Frederick Copper           None                                         VT Mid Cap Value Fund
....................................................................................................................
Kevin Cronin               VT American Government Income Fund           VT Equity Income Fund
                           VT Income Fund                               VT The George Putnam Fund of Boston
                           Global Income Trust
                           Limited Duration Government Income Fund
                           U.S. Government Income Trust
....................................................................................................................
Simon Davis                VT International Equity Fund                 None
....................................................................................................................
Stephen Dexter             VT International New Opportunities Fund      None
....................................................................................................................
Kevin Divney               VT New Opportunities Fund                    None
                           VT Vista Fund
....................................................................................................................
Joanne Driscoll            VT Money Market Fund                         None
                           Prime Money Market Fund
                           Tax Exempt Money Market Fund
....................................................................................................................
John Ferry                 None                                         VT Capital Opportunities Fund
                                                                        International Capital Opportunities Fund
....................................................................................................................
Bartlett Geer              VT Equity Income Fund                        None
....................................................................................................................
David Gerber               None                                         VT Global Equity Fund
....................................................................................................................
Raymond Haddad             None                                         VT Discovery Growth Fund
                                                                        VT OTC & Emerging Growth Fund
....................................................................................................................
Peter Hadden               None                                         VT International New Opportunities Fund
....................................................................................................................
Eric Harthun               None                                         VT Small Cap Value Fund
....................................................................................................................
Pamela Holding             VT International Growth and Income Fund      None
....................................................................................................................
Joseph Joseph              VT Capital Opportunities Fund                VT Capital Appreciation Fund
                           International Capital Opportunities Fund
....................................................................................................................
Robert Kea                 None                                         VT Global Asset Allocation Fund
                                                                        Asset Allocation: Balanced Portfolio
                                                                        Asset Allocation: Conservative Portfolio
                                                                        Asset Allocation: Growth Portfolio
                                                                        RetirementReady[REGISTRATION MARK] Funds
....................................................................................................................
David King                 VT New Value Fund                            VT Growth and Income Fund
                           Convertible Income-Growth Trust
                           High Income Bond Fund
....................................................................................................................
Jeffrey Knight             VT Global Asset Allocation Fund              VT The George Putnam Fund of Boston
                           Asset Allocation: Balanced Portfolio
                           Asset Allocation: Conservative Portfolio
                           Asset Allocation: Growth Portfolio
                           RetirementReady[REGISTRATION MARK] Funds
....................................................................................................................
D. William Kohli           VT Diversified Income Fund                   Global Income Trust
                           Master Income Trust
                           Master Intermediate Income Trust
                           Premier Income Trust
....................................................................................................................
Bruce MacDonald            None                                         VT Global Asset Allocation Fund
                                                                        Asset Allocation: Balanced Portfolio
                                                                        Asset Allocation: Conservative Portfolio
                                                                        Asset Allocation: Growth Portfolio
                                                                        RetirementReady[REGISTRATION MARK] Funds
....................................................................................................................
Shigeki Makino             VT Global Equity Fund                        None
....................................................................................................................
Paul Marrkand              VT New Opportunities Fund                    None
                           VT Vista Fund
....................................................................................................................
Christopher Miller         None                                         VT Growth and Income Fund
....................................................................................................................
Jeanne Mockard             VT The George Putnam Fund of Boston          VT Equity Income Fund
....................................................................................................................
Gerald Moore               None                                         VT Capital Opportunities Fund
....................................................................................................................
Hugh Mullin                VT Growth and Income Fund                    None
....................................................................................................................
Stephen Oler               None                                         VT International Equity Fund
....................................................................................................................
Brian O'Toole              VT Growth Opportunities Fund                 None
                           VT Voyager Fund
....................................................................................................................
Stephen Peacher            VT High Yield Fund                           VT Diversified Income Fund
                           High Yield Advantage Fund
                           Floating Rate Income Fund
                           Managed High Yield Trust
....................................................................................................................
James Polk                 VT Mid Cap Value Fund                        None
....................................................................................................................
Mark Pollard               Europe Equity Fund                           VT International Equity Fund
....................................................................................................................
David Santos               None                                         VT Discovery Growth Fund
                                                                        VT Growth Opportunities Fund
                                                                        VT Voyager Fund
....................................................................................................................
Paul Scanlon               None                                         VT High Yield Fund
                                                                        High Yield Advantage Fund
                                                                        Managed High Yield Trust
....................................................................................................................
Robert Schoen              None                                         VT Global Asset Allocation Fund
                                                                        Asset Allocation: Balanced Portfolio
                                                                        Asset Allocation: Conservative Portfolio
                                                                        Asset Allocation: Growth Portfolio
                                                                        RetirementReady[REGISTRATION MARK] Funds
....................................................................................................................
Denise Selden              None                                         VT International New Opportunities Fund
....................................................................................................................
Edward Shadek              VT Mid Cap Value Fund                        None
                           VT Small Cap Value Fund
....................................................................................................................
Raman Srivastava           None                                         VT The George Putnam Fund of Boston
....................................................................................................................
George Stairs              None                                         VT International Equity Fund
                                                                        VT International Growth and Income
....................................................................................................................
Rosemary Thomsen           None                                         VT High Yield Fund
                                                                        High Yield Advantage Fund
                                                                        Managed High Yield Trust
....................................................................................................................
Jonathan Topper            None                                         VT Money Market Fund
                                                                        Tax Exempt Money Market Fund
                                                                        Prime Money Market Fund
....................................................................................................................
David Waldman              None                                         VT Diversified Income Fund
                                                                        Master Income Trust
                                                                        Master Intermediate Income Trust
                                                                        Premier Income Fund
....................................................................................................................
Richard Weed               VT Discovery Growth Fund                     VT New Opportunities Fund
                           VT OTC & Emerging Growth Fund
                           VT Small Cap Growth Fund
....................................................................................................................
James Wiess                VT Investors Fund                            Tax Smart Equity Fund
                                                                        VT Capital Appreciation Fund
....................................................................................................................
James Yu                   None                                         VT Capital Appreciation Fund
                                                                        VT Investors Fund
                                                                        Tax Smart Equity Fund[REGISTRATION MARK]
-------------------------------------------------------------------------------------------------------------------


Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



Understanding your VT fund's expenses

As an investor in a variable annuity product that in turn invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your fund and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and surrender charges, which are not shown in this section and would result in higher total expenses. In addition, charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund's prospectus or talk to your financial advisor.

Review your VT fund's expenses

The left-hand side of the table in this section shows the expenses you would have paid on a $1,000 investment in your fund from July 1, 2004, to December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this part of the table to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, and then multiply the result by the number in the first line ("Expenses paid per $1,000") for the class of shares you own (using the first two columns only).

Compare your fund's expenses with those of other funds

You can also use this table to compare your fund's expenses with those of other funds. The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the right-hand side of the table shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other VT funds and mutual funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2004. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


                                                                                     EXPENSES AND VALUE
                                             EXPENSES AND VALUE                    OF A $1,000 INVESTMENT,
                                           OF A $1,000 INVESTMENT,                 ASSUMING A HYPOTHETICAL
                                           ASSUMING ACTUAL RETURNS                  5% ANNUALIZED RETURN
                                              FOR THE 6 MONTHS                        FOR THE 6 MONTHS
                                               ENDED 12/31/04                          ENDED 12/31/04
-----------------------------------------------------------------------------------------------------------------
                                        Class IA            Class IB            Class IA            Class IB
-----------------------------------------------------------------------------------------------------------------
VT American Government Income Fund+
Expenses paid per $1,000                 $3.32               $4.60               $3.30               $4.57
Ending value (after expenses)        $1,031.60           $1,031.70           $1,021.87           $1,020.61
Annualized expense ratio++                0.65%               0.90%               0.65%               0.90%
Lipper peer group avg. expense ratio*     0.64%               0.89%               0.64%               0.89%
..................................................................................................................
VT Capital Appreciation Fund+
Expenses paid per $1,000                 $4.54               $5.86               $4.37               $5.63
Ending value (after expenses)        $1,100.90           $1,099.00           $1,020.81           $1,019.56
Annualized expense ratio++                0.86%               1.11%               0.86%               1.11%
Lipper peer group avg. expense ratio*     0.91%               1.16%               0.91%               1.16%
..................................................................................................................
VT Capital Opportunities Fund+
Expenses paid per $1,000                 $5.11               $6.44               $4.88               $6.14
Ending value (after expenses)        $1,119.00           $1,117.40           $1,020.31           $1,019.05
Annualized expense ratio++                0.96%               1.21%               0.96%               1.21%
Lipper peer group avg. expense ratio*     0.95%               1.20%               0.95%               1.20%
..................................................................................................................
VT Discovery Growth Fund+
Expenses paid per $1,000                 $4.83               $6.12               $4.77               $6.04
Ending value (after expenses)        $1,045.80           $1,046.30           $1,020.41           $1,019.15
Annualized expense ratio++                0.94%               1.19%               0.94%               1.19%
Lipper peer group avg. expense ratio*     0.91%               1.16%               0.91%               1.16%
..................................................................................................................
VT Diversified Income Fund+
Expenses paid per $1,000                 $4.13               $5.43               $4.01               $5.28
Ending value (after expenses)        $1,079.20           $1,077.60           $1,021.17           $1,019.91
Annualized expense ratio++                0.79%               1.04%               0.79%               1.04%
Lipper peer group avg. expense ratio*     0.81%               1.06%               0.81%               1.06%
..................................................................................................................
VT Equity Income Fund+
Expenses paid per $1,000                 $4.31               $5.63               $4.17               $5.43
Ending value (after expenses)        $1,092.80           $1,091.40           $1,021.01           $1,019.76
Annualized expense ratio++                0.82%               1.07%               0.82%               1.07%
Lipper peer group avg. expense ratio*     0.84%               1.09%               0.84%               1.09%
..................................................................................................................
VT The George Putnam Fund of Boston
Expenses paid per $1,000                 $3.74               $5.03               $3.66               $4.93
Ending value (after expenses)        $1,064.20           $1,062.60           $1,021.52           $1,020.26
Annualized expense ratio++                0.72%               0.97%               0.72%               0.97%
Lipper peer group avg. expense ratio*     0.81%               1.06%               0.81%               1.06%
..................................................................................................................
VT Global Asset Allocation Fund
Expenses paid per $1,000                 $4.84               $6.14               $4.72               $5.99
Ending value (after expenses)        $1,070.80           $1,069.80           $1,020.46           $1,019.20
Annualized expense ratio++                0.93%               1.18%               0.93%               1.18%
Lipper peer group avg. expense ratio*     0.98%               1.23%               0.98%               1.23%
..................................................................................................................
VT Global Equity Fund
Expenses paid per $1,000                 $5.05               $6.37               $4.82               $6.09
Ending value (after expenses)        $1,114.50           $1,113.10           $1,020.36           $1,019.10
Annualized expense ratio++                0.95%               1.20%               0.95%               1.20%
Lipper peer group avg. expense ratio*     0.97%               1.22%               0.97%               1.22%
..................................................................................................................
VT Growth and Income Fund
Expenses paid per $1,000                 $2.87               $4.17               $2.80               $4.06
Ending value (after expenses)        $1,073.00           $1,071.60           $1,022.37           $1,021.11
Annualized expense ratio++                0.55%               0.80%               0.55%               0.80%
Lipper peer group avg. expense ratio*     0.85%               1.10%               0.85%               1.10%
..................................................................................................................
VT Growth Opportunities Fund+
Expenses paid per $1,000                 $4.50               $5.76               $4.47               $5.74
Ending value (after expenses)        $1,032.80           $1,028.60           $1,020.71           $1,019.46
Annualized expense ratio++                0.88%               1.13%               0.88%               1.13%
Lipper peer group avg. expense ratio*     0.89%               1.14%               0.89%               1.14%
..................................................................................................................
VT Health Sciences Fund
Expenses paid per $1,000                 $4.51               $5.80               $4.42               $5.69
Ending value (after expenses)        $1,061.20           $1,060.60           $1,020.76           $1,019.51
Annualized expense ratio++                0.87%               1.12%               0.87%               1.12%
Lipper peer group avg. expense ratio*     1.03%               1.28%               1.03%               1.28%
..................................................................................................................
VT High Yield Fund+
Expenses paid per $1,000                 $4.15               $5.46               $4.01               $5.28
Ending value (after expenses)        $1,090.20           $1,087.80           $1,021.17           $1,019.91
Annualized expense ratio++                0.79%               1.04%               0.79%               1.04%
Lipper peer group avg. expense ratio*     0.80%               1.05%               0.80%               1.05%
..................................................................................................................
VT Income Fund+
Expenses paid per $1,000                 $3.36               $4.64               $3.34               $4.60
Ending value (after expenses)        $1,039.30           $1,037.90           $1,021.70           $1,020.45
Annualized expense ratio++                0.66%               0.91%               0.66%               0.91%
Lipper peer group avg. expense ratio*     0.67%               0.92%               0.67%               0.92%
..................................................................................................................
VT International Equity Fund
Expenses paid per $1,000                 $5.13               $6.48               $4.82               $6.09
Ending value (after expenses)        $1,150.00           $1,148.30           $1,020.36           $1,019.10
Annualized expense ratio++                0.95%               1.20%               0.95%               1.20%
Lipper peer group avg. expense ratio*     1.16%               1.41%               1.16%               1.41%
..................................................................................................................
VT International Growth and Income Fund
Expenses paid per $1,000                 $5.52               $6.87               $5.18               $6.44
Ending value (after expenses)        $1,152.90           $1,151.70           $1,020.01           $1,018.75
Annualized expense ratio++                1.02%               1.27%               1.02%               1.27%
Lipper peer group avg. expense ratio*     1.08%               1.33%               1.08%               1.33%
..................................................................................................................
VT International New Opportunities Fund+
Expenses paid per $1,000                 $6.65               $7.98               $6.34               $7.61
Ending value (after expenses)        $1,117.80           $1,116.40           $1,018.85           $1,017.60
Annualized expense ratio++                1.25%               1.50%               1.25%               1.50%
Lipper peer group avg. expense ratio*     1.28%               1.53%               1.28%               1.53%
..................................................................................................................
VT Investors Fund
Expenses paid per $1,000                 $4.11               $5.42               $3.96               $5.23
Ending value (after expenses)        $1,093.70           $1,091.80           $1,021.22           $1,019.96
Annualized expense ratio++                0.78%               1.03%               0.78%               1.03%
Lipper peer group avg. expense ratio*     0.84%               1.09%               0.84%               1.09%
..................................................................................................................
VT Mid Cap Value Fund+
Expenses paid per $1,000                 $5.15               $6.48               $4.93               $6.19
Ending value (after expenses)        $1,114.20           $1,112.10           $1,020.26           $1,019.00
Annualized expense ratio++                0.97%               1.22%               0.97%               1.22%
Lipper peer group avg. expense ratio*     0.99%               1.24%               0.99%               1.24%
..................................................................................................................
VT Money Market Fund+
Expenses paid per $1,000                 $2.67               $3.93               $2.69               $3.96
Ending value (after expenses)        $1,005.80           $1,004.50           $1,022.47           $1,021.22
Annualized expense ratio++                0.53%               0.78%               0.53%               0.78%
Lipper peer group avg. expense ratio*     0.53%               0.78%               0.53%               0.78%
..................................................................................................................
VT New Opportunities Fund
Expenses paid per $1,000                 $3.69               $4.99               $3.61               $4.88
Ending value (after expenses)        $1,067.60           $1,066.70           $1,021.57           $1,020.31
Annualized expense ratio++                0.71%               0.96%               0.71%               0.96%
Lipper peer group avg. expense ratio*     0.91%               1.16%               0.91%               1.16%
..................................................................................................................
VT New Value Fund
Expenses paid per $1,000                 $4.18               $5.49               $4.01               $5.28
Ending value (after expenses)        $1,104.20           $1,101.90           $1,021.17           $1,019.91
Annualized expense ratio++               0.79%               1.04%               0.79%               1.04%
Lipper peer group avg. expense ratio*    0.85%               1.10%               0.85%               1.10%
..................................................................................................................
VT OTC & Emerging Growth Fund+
Expenses paid per $1,000                 $5.08               $6.37               $5.03               $6.29
Ending value (after expenses)        $1,043.10           $1,043.60           $1,020.16           $1,018.90
Annualized expense ratio++                0.99%               1.24%               0.99%               1.24%
Lipper peer group avg. expense ratio*     0.96%               1.21%               0.96%               1.21%
..................................................................................................................
VT Research Fund
Expenses paid per $1,000                 $4.20               $5.50               $4.12               $5.38
Ending value (after expenses)        $1,065.20           $1,064.50           $1,021.06           $1,019.81
Annualized expense ratio++                0.81%               1.06%               0.81%               1.06%
Lipper peer group avg. expense ratio*     0.84%               1.09%               0.84%               1.09%
..................................................................................................................
VT Small Cap Value Fund
Expenses paid per $1,000                 $4.73               $6.06               $4.47               $5.74
Ending value (after expenses)        $1,136.10           $1,134.40           $1,020.71           $1,019.46
Annualized expense ratio++                0.88%               1.13%               0.88%               1.13%
Lipper peer group avg. expense ratio*     1.08%               1.33%               1.08%               1.33%
..................................................................................................................
VT Utilities Growth and Income Fund
Expenses paid per $1,000                 $4.67               $6.03               $4.32               $5.58
Ending value (after expenses)        $1,183.80           $1,182.50           $1,020.86           $1,019.61
Annualized expense ratio++                0.85%               1.10%               0.85%               1.10%
Lipper peer group avg. expense ratio*     0.96%               1.21%               0.96%               1.21%
..................................................................................................................
VT Vista Fund
Expenses paid per $1,000                 $4.29               $5.61               $4.12               $5.38
Ending value (after expenses)        $1,107.40           $1,106.90           $1,021.06           $1,019.81
Annualized expense ratio++                0.81%               1.06%               0.81%               1.06%
Lipper peer group avg. expense ratio*     0.96%               1.21%               0.96%               1.21%
..................................................................................................................
VT Voyager Fund
Expenses paid per $1,000                 $3.33               $4.60               $3.30               $4.57
Ending value (after expenses)        $1,035.60           $1,034.20           $1,021.87           $1,020.61
Annualized expense ratio++                0.65%               0.90%               0.65%               0.90%
Lipper peer group avg. expense ratio*     0.89%               1.14%               0.89%               1.14%
-----------------------------------------------------------------------------------------------------------------


 * Average of the expenses of the registered funds serving as investment vehicles for variable insurance products viewed by Lipper as having the same investment classification or objective as the fund as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by class IB shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

 + In the most recent six-month period, your fund limited its expenses; had it not done so, expenses would have been higher.

++ For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.



Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with others. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Each fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.


[GRAPHICS OMITTED: charts MORNINGSTAR [REGISTRATION MARK] RISK]


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.19

VA/L Taxable bond
fund average           0.38

0%   INCREASING RISK   100%

Putnam VT American Government Income Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.33

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Capital Appreciation Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.17

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Discovery Growth Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.27

VA/L Taxable bond
fund average           0.38

0%   INCREASING RISK   100%

Putnam VT Diversified Income Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.84

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT The George Putnam Fund of Boston


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.18

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Global Asset Allocation Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.75

VA/L Int'l stock
fund average           3.11

0%   INCREASING RISK   100%

Putnam VT Global Equity Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.39

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Growth and Income Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.19

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Growth Opportunities Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.63

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Health Sciences Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.57

VA/L Taxable bond
fund average           0.38

0%   INCREASING RISK   100%

Putnam VT High Yield Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.16

VA/L Taxable bond
fund average           0.38

0%   INCREASING RISK   100%

Putnam VT Income Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.84

VA/L Int'l stock
fund average           3.11

0%   INCREASING RISK   100%

Putnam VT International Equity Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.42

VA/L Int'l stock
fund average           3.11

0%   INCREASING RISK   100%

Putnam VT International Growth and Income Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.43

VA/L Int'l stock
fund average           3.11

0%   INCREASING RISK   100%

Putnam VT International New Opportunities Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.90

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Investors Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       6.64

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT New Opportunities Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.11

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT New Value Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk      11.95

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT OTC & Emerging Growth Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.04

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Research Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       4.04

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Small Cap Value Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.94

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Utilities Growth and Income Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       6.28

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Vista Fund


MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.58

VA/L U.S. stock
fund average           3.28

0%   INCREASING RISK   100%

Putnam VT Voyager Fund

Footnotes read:
Note: Overall Morningstar Risk [REGISTRATION MARK] is not shown for money market funds and for Putnam VT Funds without 3 full years of performance history.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class IB shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.



Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process-- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel-- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.

Other information for shareholders and contractholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, each Putnam fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Variable Trust

In our opinion, the accompanying statements of assets and liabilities, including the funds' portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-eight funds that are series of Putnam Variable Trust (the "Trust") at December 31, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2005




Putnam VT American Government Income Fund

The fund's portfolio
December 31, 2004

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (60.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government Guaranteed Mortgage Obligations (2.8%)
.........................................................................................................................
        $4,907,715   Government National Mortgage
                     Association Adjustable Rate
                     Mortgages 4 1/2s, August 20, 2034                                                        $4,957,729
.........................................................................................................................
                     Government National Mortgage
                     Association Pass-Through
                     Certificates
.........................................................................................................................
           107,720   7 1/2s, with due dates from
                     June 15, 2030 to March 15, 2032                                                             116,350
.........................................................................................................................
            60,396   7s, September 15, 2031                                                                       65,235
.........................................................................................................................
           665,323   6 1/2s, with due dates from
                     April 15, 2028 to October 15, 2032                                                          703,686
.........................................................................................................................
           315,000   6 1/2s, TBA, January 1, 2035                                                                332,030
.........................................................................................................................
           253,673   6s, April 15, 2028                                                                          264,157
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,439,187
------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Obligations (57.3%)
.........................................................................................................................
                     Federal Home Loan Mortgage
                     Corporation
.........................................................................................................................
           792,810   7 1/2s, with due dates from
                     January 1, 2030 to July 1, 2031                                                             849,935
.........................................................................................................................
           109,721   7 1/2s, with due dates from
                     October 1, 2014 to October 1, 2015                                                          116,513
.........................................................................................................................
         4,523,295   7s, with due dates from
                     November 1, 2026 to July 1, 2032                                                          4,799,454
.........................................................................................................................
        20,400,000   6 1/2s, TBA, January 1, 2035                                                             21,404,064
.........................................................................................................................
           888,430   5 1/2s, December 1, 2033                                                                    903,943
.........................................................................................................................
         8,188,020   5s, with due dates from May 1, 2018
                     to November 1, 2018                                                                       8,340,263
.........................................................................................................................
                     Federal National Mortgage
                     Association Pass-Through
                     Certificates
.........................................................................................................................
         1,095,202   7 1/2s, with due dates from
                     August 1, 2029 to June 1, 2032                                                            1,174,720
.........................................................................................................................
        43,876,157   7s, with due dates from May 1, 2023
                     to April 1, 2034                                                                         46,548,080
.........................................................................................................................
         4,660,438   6 1/2s, with due dates from
                     April 1, 2024 to July 1, 2034                                                             4,893,608
.........................................................................................................................
        20,500,000   6 1/2s, TBA, January 1, 2033                                                             21,492,969
.........................................................................................................................
         4,790,000   5 1/2s, TBA, January 1, 2035                                                              4,861,850
.........................................................................................................................
           186,322   5s, April 1, 2019                                                                           189,626
.........................................................................................................................
        10,300,000   5s, TBA, January 1, 2035                                                                 10,221,141
.........................................................................................................................
         4,000,000   5s, TBA, January 1, 2020                                                                  4,063,125
.........................................................................................................................
         2,800,000   4 1/2s, TBA, January 1, 2020                                                              2,790,813
.........................................................................................................................
            45,512   4s, May 1, 2019                                                                              44,472
 -----------------------------------------------------------------------------------------------------------------------
                                                                                                             132,694,576
 -----------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and
                     Agency Mortgage Obligations
                     (cost $138,815,294)                                                                    $139,133,763
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $4,497,000   Fannie Mae 7 1/4s, January 15, 2010                                                      $5,165,760
.........................................................................................................................
        10,000,000   Federal Farm Credit Bank 5 3/4s,
                     January 18, 2011                                                                         10,834,683
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government
                     Agency Obligations
                     (cost $14,926,125)                                                                      $16,000,443
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (22.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
                     U.S. Treasury Bonds
.........................................................................................................................
        $4,260,000   8s, November 15, 2021                                                                    $5,843,522
.........................................................................................................................
        11,505,000   6 1/4s, May 15, 2030                                                                     13,739,487
.........................................................................................................................
                     U.S. Treasury Notes
.........................................................................................................................
        19,222,000   4 1/4s, with due dates from
                     August 15, 2013 to August 15, 2014                                                       19,365,793
.........................................................................................................................
        14,038,000   1 5/8s, January 31, 2005                                                                 14,035,807
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Treasury Obligations
                     (cost $51,469,651)                                                                      $52,984,609
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (8.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
          $697,670   Ser. 03-W6, Class PT1, 9.344s, 2042                                                        $785,216
.........................................................................................................................
           376,463   Ser. 04-T3, Class 1A4, 7 1/2s, 2044                                                         403,791
.........................................................................................................................
         1,201,427   Ser. 04-W9, Class 2A3, 7 1/2s, 2044                                                       1,287,898
.........................................................................................................................
           229,107   Ser. 02-T18, Class A4, 7 1/2s, 2042                                                         245,388
.........................................................................................................................
         1,451,393   Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                       1,554,632
.........................................................................................................................
           862,044   Ser. 02-T16, Class A3, 7 1/2s, 2042                                                         923,227
.........................................................................................................................
         1,320,788   Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                       1,415,133
.........................................................................................................................
         1,007,867   Ser. 02-W4, Class A5, 7 1/2s, 2042                                                        1,078,817
.........................................................................................................................
            35,088   Ser. 02-W1, Class 2A, 7 1/2s, 2042                                                           37,393
.........................................................................................................................
           123,181   Ser. 02-14, Class A2, 7 1/2s, 2042                                                          131,807
.........................................................................................................................
           854,527   Ser. 01-T10, Class A2, 7 1/2s, 2041                                                         910,934
.........................................................................................................................
           260,331   Ser. 02-T4, Class A3, 7 1/2s, 2041                                                          278,210
.........................................................................................................................
           568,821   Ser. 02-T6, Class A2, 7 1/2s, 2041                                                          607,489
.........................................................................................................................
           371,362   Ser. 01-T12, Class A2, 7 1/2s, 2041                                                         396,968
.........................................................................................................................
           217,787   Ser. 01-T8, Class A1, 7 1/2s, 2041                                                          232,459
.........................................................................................................................
           568,767   Ser. 01-T7, Class A1, 7 1/2s, 2041                                                          606,485
.........................................................................................................................
             1,515   Ser. 01-T3, Class A1, 7 1/2s, 2040                                                            1,616
.........................................................................................................................
           125,736   Ser. 99-T2, Class A1, 7 1/2s, 2039                                                          134,451
.........................................................................................................................
         1,004,488   Ser. 02-T1, Class A3, 7 1/2s, 2031                                                        1,074,006
.........................................................................................................................
           418,707   Ser. 00-T6, Class A1, 7 1/2s, 2030                                                          446,474
.........................................................................................................................
            21,304   Ser. 02-W7, Class A5, 7 1/2s, 2029                                                           22,815
.........................................................................................................................
           516,844   Ser. 02-W3, Class A5, 7 1/2s, 2028                                                          553,038
.........................................................................................................................
         9,389,167   Ser. 329, Class 2, IO
                     (Interest Only), 5 1/2s, 2033                                                             1,983,468
.........................................................................................................................
        17,348,172   Ser. 03-W10, Class 1A, IO, 1.703s,
                     2043                                                                                        405,947
.........................................................................................................................
        20,580,944   Ser. 03-W10, Class 3A, IO, 1.664s,
                     2043                                                                                        496,001
.........................................................................................................................
        10,510,816   Ser. 03-T2, Class 2, IO, 1.014s, 2042                                                       253,392
.........................................................................................................................
         3,017,018   Ser. 03-W6, Class 51, IO, 0.681s,
                     2042                                                                                         55,535
.........................................................................................................................
                     Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
.........................................................................................................................
         2,336,946   Ser. T-58, Class 4A, 7 1/2s, 2043                                                         2,498,035
.........................................................................................................................
           344,339   Ser. T-42, Class A5, 7 1/2s, 2042                                                           368,310
.........................................................................................................................
               413   Ser. T-41, Class 3A, 7 1/2s, 2032                                                               441
.........................................................................................................................
           674,298   Ser. 212, IO, 6s, 2031                                                                      127,004
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized
                     Mortgage Obligations
                     (cost $21,832,800)                                                                      $19,316,380
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (28.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $21,200,000   Federal National Mortgage
                     Association, 2.18%,
                     January 13, 2005                                                                        $21,184,124
.........................................................................................................................
        11,000,000   Federal National Mortgage
                     Association, zero%, March 30, 2005                                                       10,934,121
.........................................................................................................................
        10,000,000   Federal National Mortgage
                     Association, 2.125%,
                     January 19, 2005                                                                          9,988,750
.........................................................................................................................
         9,984,000   Interest in $180,000,000 joint
                     tri-party repurchase agreement
                     dated December 31, 2004 with UBS
                     Securities, LLC due January 3, 2005
                     with respect to various U.S.
                     Government obligations -- maturity
                     value of $9,985,814 for an
                     effective yield of 2.18%
                     (collateralized by Fannie Mae
                     with a yield of 3.02% and due date
                     of June 1, 2006, valued at
                     $183,603,642)                                                                             9,984,000
.........................................................................................................................
         6,000,000   Federal Home Loan Discount Note,
                     2.26%, January 19, 2005                                                                   5,993,220
.........................................................................................................................
         6,000,000   Federal Home Loan Bank, 2.26%,
                     January 12, 2005                                                                          5,995,857
.........................................................................................................................
         2,000,000   Fannie Mae, zero %, January 20, 2005                                                      1,997,614
.........................................................................................................................
           350,000   U.S. Treasury Bills zero %,
                     March 31, 2005 (SEG)                                                                        348,135
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $66,425,821)                                                                      $66,425,821
 -----------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $293,469,692)                                                                    $293,861,016
------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
CBT Interest Rate Swap
10 yr (Long)                 $551,406     $554,732      Mar-05        $(3,326)
...............................................................................
Euro 90 day (Long)          1,941,904    1,945,669      Mar-05         (3,765)
...............................................................................
Euro 90 day (Long)            964,400      964,792      Dec-05           (392)
...............................................................................
Euro 90 day (Long)            484,125      486,084      Jun-05         (1,959)
...............................................................................
Euro 90 day (Long)            483,050      484,284      Sep-05         (1,234)
...............................................................................
U.S. Treasury Bond
30 yr (Short)             (14,062,500) (14,083,641)     Mar-05         21,141
...............................................................................
U.S. Treasury Note
10 yr (Long)               86,527,688   86,381,647      Mar-05        146,041
...............................................................................
U.S. Treasury Note
5 yr (Short)              (38,774,063) (38,700,674)     Mar-05        (73,389)
------------------------------------------------------------------------------
                                                                      $83,117
------------------------------------------------------------------------------


TBA Sale Commitments at December 31, 2004
(proceeds receivable $31,665,632)
------------------------------------------------------------------------------
                                           Principal  Settlement       Market
Agency                                        Amount        Date        Value
...............................................................................
FNMA, 7s, January 1, 2035                 $6,000,000     1/13/05   $6,355,313
...............................................................................
FNMA, 6 1/2s, January 1, 2035             15,700,000     1/13/05   16,460,468
...............................................................................
FNMA, 5 1/2s, January 1, 2035              4,790,000     1/13/05    4,861,850
...............................................................................
FNMA, 5s, January 1, 2020                  3,900,000     1/19/05    3,961,547
------------------------------------------------------------------------------
                                                                  $31,639,178
------------------------------------------------------------------------------

Interest Rate Swap Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                            Notional Termination Appreciation/
                                              Amount        Date (Depreciation)
...............................................................................
Agreement with Bank of
America, N.A. dated
March 25, 2004 to pay
semi-annually the notional
amount multiplied by 3.075%
and receive quarterly the
notional amount multiplied
by the three month
USD-LIBOR.                                $7,000,000     3/30/09     $168,845
...............................................................................
Agreement with Bank of
America, N.A. dated
December 2, 2003 to pay
semi-annually the notional
amount multiplied by 2.444%
and receive quarterly the
notional amount multiplied
by the three month
USD-LIBOR.                                 4,779,000     12/5/05       26,202
...............................................................................
Agreement with Bank of
America N.A. dated
December 12, 2003 to pay
semi-annually the notional
amount multiplied by 2.1125%
and receive quarterly the
notional amount multiplied
by three month
USD-LIBOR.                                   879,000    12/16/05        7,977
...............................................................................
Agreement with Credit Suisse
First Boston International dated
July 7, 2004 to receive
semi-annually the notional
amount multiplied by 2.931%
and pay quarterly the notional
amount multiplied by the
three month USD-LIBOR.                     2,529,200      7/9/06       10,804
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 9, 2003 to
receive semi-annually the
notional amount multiplied by
4.641% and pay quarterly the
notional amount multiplied
by the three month
USD-LIBOR-BBA.                            19,434,000    12/15/13      181,419
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 5, 2003 to
receive semi-annually the
notional amount multiplied
by 2.23762% and pay quarterly
the notional amount multiplied
by three month
USD-LIBOR-BBA.                             8,109,000     12/9/05      (61,261)
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 12, 2003 to
pay semi-annually the notional
amount multiplied by 4.579%
and receive quarterly the notional
amount multiplied by three month
USD-LIBOR-BBA.                             2,731,000    12/16/13      (12,404)
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 11, 2003
to pay semi-annually the
notional amount multiplied
by 4.71% and receive quarterly
the notional amount multiplied
by three month
USD-LIBOR-BBA.                             1,581,000    12/15/13      (22,636)
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 11, 2003 to
pay semi-annually the
notional amount multiplied by
2.235% and receive quarterly
the notional amount multiplied
by three month
USD-LIBOR-BBA.                               378,000    12/15/05        2,966
------------------------------------------------------------------------------
                                                                     $301,912
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Capital Appreciation Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (99.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (0.2%)
.........................................................................................................................
             2,199   United Defense Industries, Inc. (NON)                                                      $103,903
------------------------------------------------------------------------------------------------------------------------
Airlines (0.1%)
.........................................................................................................................
             3,850   ExpressJet Holdings, Inc. (NON) (S)                                                          49,588
------------------------------------------------------------------------------------------------------------------------
Automotive (1.4%)
.........................................................................................................................
             3,450   American Axle & Manufacturing
                     Holdings, Inc.                                                                              105,777
.........................................................................................................................
             7,693   Autoliv, Inc.                                                                               371,572
.........................................................................................................................
             4,370   Monaco Coach Corp.                                                                           89,891
.........................................................................................................................
             7,723   Tenneco Automotive, Inc. (NON)                                                              133,145
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 700,385
------------------------------------------------------------------------------------------------------------------------
Banking (5.4%)
.........................................................................................................................
            30,798   Commerce Bancorp, Inc. (S)                                                                1,983,391
.........................................................................................................................
             4,102   Compass Bancshares, Inc.                                                                    199,644
.........................................................................................................................
             2,825   Doral Financial Corp.                                                                       139,131
.........................................................................................................................
             2,550   FirstFed Financial Corp. (NON)                                                              132,269
.........................................................................................................................
             3,100   Flagstar Bancorp, Inc.                                                                       70,060
.........................................................................................................................
             3,990   R&G Financial Corp. Class B                                                                 155,131
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,679,626
------------------------------------------------------------------------------------------------------------------------
Biotechnology (0.2%)
.........................................................................................................................
               800   Connetics Corp. (NON)                                                                        19,432
.........................................................................................................................
               610   Neurocrine Biosciences, Inc. (NON)                                                           30,073
.........................................................................................................................
             1,330   Telik, Inc. (NON)                                                                            25,456
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  74,961
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.9%)
.........................................................................................................................
             7,764   Georgia Gulf Corp.                                                                          386,647
.........................................................................................................................
             1,400   MacDermid, Inc.                                                                              50,540
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 437,187
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.4%)
.........................................................................................................................
             8,618   Administaff, Inc. (NON) (S)                                                                 108,673
.........................................................................................................................
             5,530   Brink's Co. (The)                                                                           218,546
.........................................................................................................................
            11,645   Sabre Holdings Corp.                                                                        258,053
.........................................................................................................................
             3,580   West Corp. (NON) (S)                                                                        118,534
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 703,806
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (4.3%)
.........................................................................................................................
            17,060   Aspect Communications Corp. (NON)                                                           190,048
.........................................................................................................................
             2,720   Belden CDT, Inc.                                                                             63,104
.........................................................................................................................
            78,550   Cisco Systems, Inc. (NON)                                                                 1,516,015
.........................................................................................................................
             5,154   Inter-Tel, Inc.                                                                             141,117
.........................................................................................................................
            18,940   PTEK Holdings, Inc. (NON)                                                                   202,847
.........................................................................................................................
             1,090   SeaChange Inernational, Inc. (NON)                                                           19,010
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,132,141
------------------------------------------------------------------------------------------------------------------------
Computers (2.1%)
.........................................................................................................................
             7,390   Checkpoint Systems, Inc. (NON)                                                              133,390
.........................................................................................................................
            34,850   EMC Corp. (NON)                                                                             518,220
.........................................................................................................................
             4,030   IBM Corp.                                                                                   397,277
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,048,887
------------------------------------------------------------------------------------------------------------------------
Conglomerates (3.4%)
.........................................................................................................................
            46,680   Tyco International, Ltd. (Bermuda) (S)                                                    1,668,343
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (6.4%)
.........................................................................................................................
             2,570   Accredited Home Lenders Holding Co. (NON)                                                   127,678
.........................................................................................................................
            15,907   Capital One Financial Corp.                                                               1,339,528
.........................................................................................................................
             2,930   CompuCredit Corp. (NON)                                                                      80,106
.........................................................................................................................
            35,640   Countrywide Financial Corp.                                                               1,319,036
.........................................................................................................................
            18,118   Providian Financial Corp. (NON)                                                             298,403
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,164,751
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.2%)
.........................................................................................................................
            14,330   Hasbro, Inc.                                                                                277,715
.........................................................................................................................
             8,895   Yankee Candle Co., Inc. (The) (NON)                                                         295,136
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 572,851
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.6%)
.........................................................................................................................
             2,610   Alliant Energy Corp.                                                                         74,646
.........................................................................................................................
             1,276   OGE Energy Corp.                                                                             33,827
.........................................................................................................................
             7,170   Puget Energy, Inc.                                                                          177,099
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 285,572
------------------------------------------------------------------------------------------------------------------------
Electronics (2.3%)
.........................................................................................................................
            11,417   Integrated Device Technology, Inc. (NON)                                                    131,981
.........................................................................................................................
            24,210   Intel Corp.                                                                                 566,272
.........................................................................................................................
             6,950   SanDisk Corp. (NON)                                                                         173,542
.........................................................................................................................
             9,010   Storage Technology Corp. (NON)                                                              284,806
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,156,601
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.5%)
.........................................................................................................................
             2,730   Eagle Materials, Inc.                                                                       235,736
------------------------------------------------------------------------------------------------------------------------
Financial (5.9%)
.........................................................................................................................
            20,330   Fannie Mae                                                                                1,447,699
.........................................................................................................................
             1,420   New Century Financial Corp. (R)                                                              90,752
.........................................................................................................................
             5,102   PMI Group, Inc. (The)                                                                       213,009
.........................................................................................................................
             9,058   S&P 500 Index Depositary Receipts
                     (SPDR Trust Series 1)                                                                     1,094,840
.........................................................................................................................
               387   Student Loan Corp.                                                                           71,208
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,917,508
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.4%)
.........................................................................................................................
             3,290   Albany International Corp.                                                                  115,676
.........................................................................................................................
             3,460   Louisiana-Pacific Corp.                                                                      92,520
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 208,196
------------------------------------------------------------------------------------------------------------------------
Health Care Services (5.7%)
.........................................................................................................................
            21,180   Cardinal Health, Inc.                                                                     1,231,617
.........................................................................................................................
             1,000   Cerner Corp. (NON)                                                                           53,170
.........................................................................................................................
            10,180   Express Scripts, Inc. Class A (NON)                                                         778,159
.........................................................................................................................
             9,331   Health Net, Inc. (NON)                                                                      269,386
.........................................................................................................................
             2,680   Lincare Holdings, Inc. (NON)                                                                114,302
.........................................................................................................................
             9,850   Manor Care, Inc.                                                                            348,986
.........................................................................................................................
               670   WellChoice, Inc. (NON)                                                                       35,778
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,831,398
------------------------------------------------------------------------------------------------------------------------
Homebuilding (3.1%)
.........................................................................................................................
            17,310   Lennar Corp.                                                                                981,131
.........................................................................................................................
               709   NVR, Inc. (NON)                                                                             545,505
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,526,636
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.5%)
.........................................................................................................................
             3,150   Whirlpool Corp.                                                                             218,012
------------------------------------------------------------------------------------------------------------------------
Insurance (8.5%)
.........................................................................................................................
            22,620   ACE, Ltd. (Cayman Islands)                                                                  967,005
.........................................................................................................................
            19,100   American International Group, Inc.                                                        1,254,297
.........................................................................................................................
             1,030   Delphi Financial Group Class A                                                               47,535
.........................................................................................................................
             9,460   Everest Re Group, Ltd. (Bermuda)                                                            847,238
.........................................................................................................................
             3,248   IPC Holdings, Ltd. (Bermuda)                                                                141,320
.........................................................................................................................
             4,090   Radian Group, Inc.                                                                          217,752
.........................................................................................................................
             6,753   RenaissanceRe Holdings, Ltd. (Bermuda)                                                      351,696
.........................................................................................................................
             1,120   Stancorp Financial Group                                                                     92,400
.........................................................................................................................
             2,580   Stewart Information Services                                                                107,457
.........................................................................................................................
             3,988   W.R. Berkley Corp.                                                                          188,114
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,214,814
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.8%)
.........................................................................................................................
             1,760   Affiliated Managers Group (NON)                                                             119,222
.........................................................................................................................
             5,130   American Capital Strategies, Ltd.                                                           171,086
.........................................................................................................................
             1,810   Eaton Vance Corp.                                                                            94,392
.........................................................................................................................
             1,400   IndyMac Bancorp, Inc.                                                                        48,230
.........................................................................................................................
            11,030   Lehman Brothers Holdings, Inc.                                                              964,904
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,397,834
------------------------------------------------------------------------------------------------------------------------
Leisure (2.4%)
.........................................................................................................................
            17,630   Harley-Davidson, Inc.                                                                     1,071,023
.........................................................................................................................
             2,820   Winnebago Industries, Inc.                                                                  110,149
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,181,172
------------------------------------------------------------------------------------------------------------------------
Machinery (1.3%)
.........................................................................................................................
             3,405   Manitowoc Co., Inc. (The)                                                                   128,198
.........................................................................................................................
            11,257   Terex Corp. (NON)                                                                           536,396
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 664,594
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.5%)
.........................................................................................................................
             8,790   Flowserve Corp. (NON)                                                                       242,077
------------------------------------------------------------------------------------------------------------------------
Media (0.2%)
.........................................................................................................................
             3,830   IAC/InterActiveCorp. Class B (NON)                                                          105,785
------------------------------------------------------------------------------------------------------------------------
Medical Technology (1.0%)
.........................................................................................................................
             2,850   American Medical Systems
                     Holdings, Inc. (NON)                                                                        119,159
.........................................................................................................................
             4,560   Charles River Laboratories
                     International, Inc. (NON)                                                                   209,806
.........................................................................................................................
             1,560   Epix Pharmaceuticals, Inc. (NON)                                                             27,940
.........................................................................................................................
             2,960   Respironics, Inc. (NON)                                                                     160,906
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 517,811
------------------------------------------------------------------------------------------------------------------------
Metal Fabricators (--%)
.........................................................................................................................
               500   Mueller Industries, Inc.                                                                     16,100
------------------------------------------------------------------------------------------------------------------------
Metals (0.4%)
.........................................................................................................................
             3,120   Carpenter Technology Corp.                                                                  182,395
------------------------------------------------------------------------------------------------------------------------
Miscellaneous (0.6%)
.........................................................................................................................
             2,202   iShares Russell 2000 Index Fund (SB)                                                        285,159
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
.........................................................................................................................
             3,760   Energen Corp.                                                                               221,652
.........................................................................................................................
               830   WGL Holdings, Inc.                                                                           25,597
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 247,249
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (6.1%)
.........................................................................................................................
            10,780   Amerada Hess Corp.                                                                          888,056
.........................................................................................................................
             5,610   Cabot Oil & Gas Corp. Class A                                                               248,243
.........................................................................................................................
            12,460   Denbury Resources, Inc. (NON)                                                               342,027
.........................................................................................................................
            21,690   ExxonMobil Corp.                                                                          1,111,829
.........................................................................................................................
             3,320   Giant Industries, Inc. (NON)                                                                 88,013
.........................................................................................................................
            12,520   Meridian Resource Corp. (NON)                                                                75,746
.........................................................................................................................
             1,848   Noble Energy, Inc.                                                                          113,948
.........................................................................................................................
             7,000   Vintage Petroleum, Inc.                                                                     158,830
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,026,692
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (5.7%)
.........................................................................................................................
             7,090   Andrx Group (NON)                                                                           154,775
.........................................................................................................................
            19,610   Johnson & Johnson                                                                         1,243,666
.........................................................................................................................
            52,194   Pfizer, Inc.                                                                              1,403,497
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,801,938
------------------------------------------------------------------------------------------------------------------------
Real Estate (1.7%)
.........................................................................................................................
             1,240   CBL & Associates Properties (R)                                                              94,674
.........................................................................................................................
             2,000   IMPAC Mortgage Holdings, Inc. (R)                                                            45,340
.........................................................................................................................
             4,430   National Health Investors, Inc. (R)                                                         129,267
.........................................................................................................................
             5,080   Novastar Financial, Inc. (R) (S)                                                            251,460
.........................................................................................................................
               750   RAIT Investment Trust (R)                                                                    20,978
.........................................................................................................................
             2,166   Redwood Trust, Inc. (R)                                                                     134,487
.........................................................................................................................
             7,730   Senior Housing Properties Trust (R)                                                         146,406
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 822,612
------------------------------------------------------------------------------------------------------------------------
Restaurants (2.1%)
.........................................................................................................................
            32,960   McDonald's Corp.                                                                          1,056,698
------------------------------------------------------------------------------------------------------------------------
Retail (7.5%)
.........................................................................................................................
             4,650   Abercrombie & Fitch Co. Class A                                                             218,317
.........................................................................................................................
             8,180   Best Buy Co., Inc.                                                                          486,055
.........................................................................................................................
            18,290   Lowe's Cos., Inc.                                                                         1,053,320
.........................................................................................................................
            10,960   Michaels Stores, Inc.                                                                       328,470
.........................................................................................................................
             9,080   Movie Gallery, Inc.                                                                         173,155
.........................................................................................................................
            38,210   Office Depot, Inc. (NON)                                                                    663,325
.........................................................................................................................
            10,177   Rent-A-Center, Inc. (NON)                                                                   269,690
.........................................................................................................................
             1,520   ShopKo Stores, Inc. (NON)                                                                    28,394
.........................................................................................................................
            14,860   Supervalu, Inc.                                                                             512,966
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,733,692
------------------------------------------------------------------------------------------------------------------------
Schools (2.2%)
.........................................................................................................................
            13,510   Apollo Group, Inc. Class A (NON)                                                          1,090,392
------------------------------------------------------------------------------------------------------------------------
Software (4.8%)
.........................................................................................................................
            26,891   BMC Software, Inc. (NON)                                                                    500,173
.........................................................................................................................
            21,076   Citrix Systems, Inc. (NON)                                                                  516,994
.........................................................................................................................
            47,010   Microsoft Corp.                                                                           1,255,638
.........................................................................................................................
             4,190   THQ, Inc. (NON)                                                                              96,119
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,368,924
------------------------------------------------------------------------------------------------------------------------
Technology Services (0.9%)
.........................................................................................................................
             7,180   Acxiom Corp.                                                                                188,833
.........................................................................................................................
             1,820   Transaction Systems Architects, Inc. (NON)                                                   36,127
.........................................................................................................................
            21,040   United Online, Inc. (NON)                                                                   242,591
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 467,551
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.3%)
.........................................................................................................................
               619   Commonwealth Telephone
                     Enterprises, Inc. (NON)                                                                      30,740
.........................................................................................................................
             9,580   Earthlink, Inc. (NON)                                                                       110,362
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 141,102
------------------------------------------------------------------------------------------------------------------------
Textiles (0.4%)
.........................................................................................................................
             6,400   Wolverine World Wide, Inc.                                                                  201,088
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (0.6%)
.........................................................................................................................
            14,260   Cooper Tire & Rubber                                                                        307,303
------------------------------------------------------------------------------------------------------------------------
Tobacco (3.1%)
.........................................................................................................................
            24,880   Altria Group, Inc.                                                                        1,520,168
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $42,566,434)                                                                      $49,309,238
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $886,293   Short-term investments held as
                     collateral for loaned securities
                     with yields ranging from 2.15%
                     to 2.50% and due dates ranging from
                     January 3, 2005 to February 2, 2005(d)                                                     $885,500
.........................................................................................................................
           406,756   Putnam Prime Money Market Fund(e)                                                           406,756
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $1,292,256)                                                                        $1,292,256
 -----------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $43,858,690)                                                                      $50,601,494
------------------------------------------------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.





Putnam VT Capital Opportunities Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (98.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (0.6%)
.........................................................................................................................
             2,893   United Defense Industries, Inc. (NON)                                                      $136,694
------------------------------------------------------------------------------------------------------------------------
Airlines (0.3%)
.........................................................................................................................
             5,201   ExpressJet Holdings, Inc. (NON)                                                              66,989
------------------------------------------------------------------------------------------------------------------------
Automotive (3.9%)
.........................................................................................................................
             4,547   American Axle & Manufacturing
                     Holdings, Inc.                                                                              139,411
.........................................................................................................................
             9,467   Autoliv, Inc.                                                                               457,256
.........................................................................................................................
             5,558   Monaco Coach Corp.                                                                          114,328
.........................................................................................................................
             9,888   Tenneco Automotive, Inc. (NON)                                                              170,469
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 881,464
------------------------------------------------------------------------------------------------------------------------
Banking (4.6%)
.........................................................................................................................
             2,575   Commerce Bancorp, Inc.                                                                      165,830
.........................................................................................................................
             5,216   Compass Bancshares, Inc.                                                                    253,863
.........................................................................................................................
             3,601   Doral Financial Corp.                                                                       177,349
.........................................................................................................................
             3,194   FirstFed Financial Corp. (NON)                                                              165,673
.........................................................................................................................
             4,022   Flagstar Bancorp, Inc.                                                                       90,897
.........................................................................................................................
             4,908   R&G Financial Corp. Class B                                                                 190,823
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,044,435
------------------------------------------------------------------------------------------------------------------------
Biotechnology (0.4%)
.........................................................................................................................
             1,109   Connetics Corp. (NON)                                                                        26,938
.........................................................................................................................
               803   Neurocrine Biosciences, Inc. (NON)                                                           39,588
.........................................................................................................................
             1,706   Telik, Inc. (NON)                                                                            32,653
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  99,179
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.5%)
.........................................................................................................................
             9,586   Georgia Gulf Corp.                                                                          477,383
.........................................................................................................................
             2,200   MacDermid, Inc.                                                                              79,420
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 556,803
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (4.0%)
.........................................................................................................................
            11,149   Administaff, Inc. (NON)                                                                     140,589
.........................................................................................................................
             7,159   Brink's Co. (The)                                                                           282,924
.........................................................................................................................
            14,525   Sabre Holdings Corp.                                                                        321,874
.........................................................................................................................
             4,553   West Corp. (NON)                                                                            150,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 896,137
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (3.5%)
.........................................................................................................................
            21,364   Aspect Communications Corp. (NON)                                                           237,995
.........................................................................................................................
             3,659   Belden CDT, Inc.                                                                             84,889
.........................................................................................................................
             6,557   Inter-Tel, Inc.                                                                             179,531
.........................................................................................................................
            24,119   PTEK Holdings, Inc. (NON)                                                                   258,314
.........................................................................................................................
             1,361   SeaChange Inernational, Inc. (NON)                                                           23,736
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 784,465
------------------------------------------------------------------------------------------------------------------------
Computers (0.8%)
.........................................................................................................................
             9,398   Checkpoint Systems, Inc. (NON)                                                              169,634
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.8%)
.........................................................................................................................
             3,203   Accredited Home Lenders
                     Holding Co. (NON)                                                                           159,125
.........................................................................................................................
             3,933   CompuCredit Corp. (NON)                                                                     107,528
.........................................................................................................................
            22,702   Providian Financial Corp. (NON)                                                             373,902
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 640,555
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (3.2%)
.........................................................................................................................
            17,825   Hasbro, Inc.                                                                                345,449
.........................................................................................................................
            11,074   Yankee Candle Co., Inc. (The) (NON)                                                         367,435
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 712,884
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (1.4%)
.........................................................................................................................
             2,451   Alliant Energy Corp.                                                                         70,099
.........................................................................................................................
             1,482   OGE Energy Corp.                                                                             39,288
.........................................................................................................................
             8,333   Puget Energy, Inc.                                                                          205,825
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 315,212
------------------------------------------------------------------------------------------------------------------------
Electronics (3.2%)
.........................................................................................................................
            14,431   Integrated Device
                     Technology, Inc. (NON)                                                                      166,822
.........................................................................................................................
             8,322   SanDisk Corp. (NON)                                                                         207,800
.........................................................................................................................
            11,305   Storage Technology Corp. (NON)                                                              357,351
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 731,973
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (1.3%)
.........................................................................................................................
             3,477   Eagle Materials, Inc.                                                                       300,239
------------------------------------------------------------------------------------------------------------------------
Financial (2.2%)
.........................................................................................................................
             1,946   New Century Financial Corp. (R)                                                             124,369
.........................................................................................................................
             6,381   PMI Group, Inc. (The)                                                                       266,407
.........................................................................................................................
               524   Student Loan Corp.                                                                           96,416
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 487,192
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (1.2%)
.........................................................................................................................
             4,335   Albany International Corp.                                                                  152,419
.........................................................................................................................
             4,399   Louisiana-Pacific Corp.                                                                     117,629
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 270,048
------------------------------------------------------------------------------------------------------------------------
Health Care Services (4.6%)
.........................................................................................................................
             1,405   Cerner Corp. (NON)                                                                           74,704
.........................................................................................................................
            11,652   Health Net, Inc. (NON)                                                                      336,393
.........................................................................................................................
             3,507   Lincare Holdings, Inc. (NON)                                                                149,574
.........................................................................................................................
            12,235   Manor Care, Inc.                                                                            433,486
.........................................................................................................................
               810   WellChoice, Inc. (NON)                                                                       43,254
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,037,411
------------------------------------------------------------------------------------------------------------------------
Homebuilding (2.9%)
.........................................................................................................................
               850   NVR, Inc. (NON)                                                                             653,990
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (1.2%)
.........................................................................................................................
             3,849   Whirlpool Corp.                                                                             266,389
------------------------------------------------------------------------------------------------------------------------
Insurance (6.4%)
.........................................................................................................................
             1,441   Delphi Financial Group Class A                                                               66,502
.........................................................................................................................
             4,070   IPC Holdings, Ltd. (Bermuda)                                                                177,086
.........................................................................................................................
             5,207   Radian Group, Inc.                                                                          277,221
.........................................................................................................................
             7,315   RenaissanceRe Holdings, Ltd.
                     (Bermuda)                                                                                   380,965
.........................................................................................................................
             1,302   Stancorp Financial Group                                                                    107,415
.........................................................................................................................
             3,575   Stewart Information Services                                                                148,899
.........................................................................................................................
             5,073   W.R. Berkley Corp.                                                                          239,293
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,397,381
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.5%)
.........................................................................................................................
             2,316   Affiliated Managers Group (NON)                                                             156,886
.........................................................................................................................
             6,488   American Capital Strategies, Ltd.                                                           216,375
.........................................................................................................................
             2,380   Eaton Vance Corp.                                                                           124,117
.........................................................................................................................
             1,971   IndyMac Bancorp, Inc.                                                                        67,901
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 565,279
------------------------------------------------------------------------------------------------------------------------
Leisure (0.6%)
.........................................................................................................................
             3,595   Winnebago Industries, Inc.                                                                  140,421
------------------------------------------------------------------------------------------------------------------------
Machinery (3.6%)
.........................................................................................................................
             4,307   Manitowoc Co., Inc. (The)                                                                   162,159
.........................................................................................................................
            13,712   Terex Corp. (NON)                                                                           653,377
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 815,536
------------------------------------------------------------------------------------------------------------------------
Manufacturing (1.4%)
.........................................................................................................................
            11,199   Flowserve Corp. (NON)                                                                       308,420
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.7%)
.........................................................................................................................
             3,662   American Medical Systems
                     Holdings, Inc. (NON)                                                                        153,108
.........................................................................................................................
             5,684   Charles River Laboratories
                     International, Inc. (NON)                                                                   261,521
.........................................................................................................................
             1,618   Epix Pharmaceuticals, Inc. (NON)                                                             28,978
.........................................................................................................................
             3,169   Respironics, Inc. (NON)                                                                     172,267
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 615,874
------------------------------------------------------------------------------------------------------------------------
Metal Fabricators (0.1%)
.........................................................................................................................
               770   Mueller Industries, Inc.                                                                     24,794
------------------------------------------------------------------------------------------------------------------------
Metals (1.0%)
.........................................................................................................................
             3,965   Carpenter Technology Corp.                                                                  231,794
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (1.3%)
.........................................................................................................................
             4,784   Energen Corp.                                                                               282,017
.........................................................................................................................
               426   WGL Holdings, Inc.                                                                           13,138
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 295,155
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (5.7%)
.........................................................................................................................
             6,911   Cabot Oil & Gas Corp. Class A                                                               305,812
.........................................................................................................................
            15,386   Denbury Resources, Inc. (NON)                                                               422,346
.........................................................................................................................
             4,535   Giant Industries, Inc. (NON)                                                                120,223
.........................................................................................................................
            16,452   Meridian Resource Corp. (NON)                                                                99,535
.........................................................................................................................
             2,152   Noble Energy, Inc.                                                                          132,692
.........................................................................................................................
             8,758   Vintage Petroleum, Inc.                                                                     198,719
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,279,327
------------------------------------------------------------------------------------------------------------------------
Other (2.5%)
.........................................................................................................................
             3,593   iShares Russell 2000 Index Fund                                                             465,294
.........................................................................................................................
               954   S&P 500 Index Depositary Receipts
                     (SPDR Trust Series 1)                                                                       115,310
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 580,604
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (0.8%)
.........................................................................................................................
             8,622   Andrx Group (NON)                                                                           188,218
------------------------------------------------------------------------------------------------------------------------
Real Estate (4.7%)
.........................................................................................................................
             1,681   CBL & Associates Properties (R)                                                             128,344
.........................................................................................................................
             2,618   IMPAC Mortgage Holdings, Inc. (R)                                                            59,350
.........................................................................................................................
             5,628   National Health Investors, Inc. (R)                                                         164,225
.........................................................................................................................
             6,275   Novastar Financial, Inc. (R)                                                                310,613
.........................................................................................................................
             1,151   RAIT Investment Trust (R)                                                                    32,193
.........................................................................................................................
             2,773   Redwood Trust, Inc. (R)                                                                     172,176
.........................................................................................................................
             9,850   Senior Housing Properties Trust (R)                                                         186,559
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,053,460
------------------------------------------------------------------------------------------------------------------------
Retail (8.5%)
.........................................................................................................................
             5,923   Abercrombie & Fitch Co. Class A                                                             278,085
.........................................................................................................................
            13,723   Michaels Stores, Inc.                                                                       411,278
.........................................................................................................................
            11,561   Movie Gallery, Inc.                                                                         220,468
.........................................................................................................................
            12,746   Rent-A-Center, Inc. (NON)                                                                   337,769
.........................................................................................................................
             2,303   ShopKo Stores, Inc. (NON)                                                                    43,020
.........................................................................................................................
            18,112   Supervalu, Inc.                                                                             625,223
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,915,843
------------------------------------------------------------------------------------------------------------------------
Software (6.0%)
.........................................................................................................................
            32,529   BMC Software, Inc. (NON)                                                                    605,039
.........................................................................................................................
            25,760   Citrix Systems, Inc. (NON)                                                                  631,893
.........................................................................................................................
             5,386   THQ, Inc. (NON)                                                                             123,555
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,360,487
------------------------------------------------------------------------------------------------------------------------
Technology Services (2.7%)
.........................................................................................................................
             9,072   Acxiom Corp.                                                                                238,594
.........................................................................................................................
             2,591   Transaction Systems
                     Architects, Inc. (NON)                                                                       51,431
.........................................................................................................................
            26,781   United Online, Inc. (NON)                                                                   308,785
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 598,810
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.8%)
.........................................................................................................................
               892   Commonwealth Telephone
                     Enterprises, Inc. (NON)                                                                      44,297
.........................................................................................................................
            11,911   Earthlink, Inc. (NON)                                                                       137,215
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 181,512
------------------------------------------------------------------------------------------------------------------------
Textiles (1.1%)
.........................................................................................................................
             8,148   Wolverine World Wide, Inc.                                                                  256,010
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (1.7%)
.........................................................................................................................
            17,619   Cooper Tire & Rubber                                                                        379,689
------------------------------------------------------------------------------------------------------------------------
                     Total Common stocks
                     (cost $19,444,271)                                                                      $22,240,307
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.7%) (a) (cost $388,074)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $388,074   Prime Money Market (e)                                                                     $388,074
 -----------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $19,832,345)                                                                      $22,628,381
------------------------------------------------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.





Putnam VT Discovery Growth Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (96.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (3.2%)
.........................................................................................................................
             3,200   Alliant Techsystems, Inc. (NON)                                                            $209,216
.........................................................................................................................
             9,400   Boeing Co. (The)                                                                            486,638
.........................................................................................................................
               850   General Dynamics Corp.                                                                       88,910
.........................................................................................................................
             3,800   Rockwell Collins, Inc.                                                                      149,872
.........................................................................................................................
             8,800   United Defense Industries, Inc. (NON)                                                       415,800
.........................................................................................................................
             3,100   United Technologies Corp.                                                                   320,385
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,670,821
------------------------------------------------------------------------------------------------------------------------
Automotive (0.9%)
.........................................................................................................................
             7,400   Autoliv, Inc.                                                                               357,420
.........................................................................................................................
             1,700   Johnson Controls, Inc.                                                                      107,848
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 465,268
------------------------------------------------------------------------------------------------------------------------
Banking (4.1%)
.........................................................................................................................
             9,450   Commerce Bancorp, Inc.                                                                      608,571
.........................................................................................................................
             3,538   Compass Bancshares, Inc.                                                                    172,194
.........................................................................................................................
             3,300   Doral Financial Corp.                                                                       162,525
.........................................................................................................................
             6,300   Investors Financial Services Corp.                                                          314,874
.........................................................................................................................
               750   North Fork Bancorp., Inc.                                                                    21,638
.........................................................................................................................
             4,200   Pacific Capital Bancorp.                                                                    142,758
.........................................................................................................................
            11,700   TCF Financial Corp.                                                                         376,038
.........................................................................................................................
             5,400   Texas Regional Bancshares, Inc.                                                             176,472
.........................................................................................................................
             3,600   U.S. Bancorp                                                                                112,752
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,087,822
------------------------------------------------------------------------------------------------------------------------
Beverage (0.2%)
.........................................................................................................................
             3,750   Pepsi Bottling Group, Inc. (The)                                                            101,400
------------------------------------------------------------------------------------------------------------------------
Biotechnology (2.8%)
.........................................................................................................................
             1,750   Amgen, Inc. (NON)                                                                           112,263
.........................................................................................................................
             6,600   Amylin Pharmaceuticals, Inc. (NON)                                                          154,176
.........................................................................................................................
            11,400   Celgene Corp. (NON)                                                                         302,442
.........................................................................................................................
             5,800   Connetics Corp. (NON)                                                                       140,882
.........................................................................................................................
             1,400   Genentech, Inc. (NON)                                                                        76,216
.........................................................................................................................
               750   Genzyme Corp. (NON)                                                                          43,553
.........................................................................................................................
             2,000   Gilead Sciences, Inc. (NON)                                                                  69,980
.........................................................................................................................
             8,100   Medicines Co. (NON)                                                                         233,280
.........................................................................................................................
             5,200   MGI Pharma, Inc. (NON)                                                                      145,652
.........................................................................................................................
             2,700   Neurocrine Biosciences, Inc. (NON)                                                          133,110
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,411,554
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.1%)
.........................................................................................................................
               750   Masco Corp.                                                                                  27,398
------------------------------------------------------------------------------------------------------------------------
Coal (0.7%)
.........................................................................................................................
             9,100   CONSOL Energy, Inc.                                                                         373,555
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.1%)
.........................................................................................................................
             3,300   Corporate Executive Board Co. (The)                                                         220,902
.........................................................................................................................
             1,950   eBay, Inc. (NON)                                                                            226,746
.........................................................................................................................
             3,450   Yahoo!, Inc. (NON)                                                                          129,996
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 577,644
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (3.3%)
.........................................................................................................................
            16,800   Aspect Communications Corp. (NON)                                                           187,152
.........................................................................................................................
             4,150   Avaya, Inc. (NON)                                                                            71,380
.........................................................................................................................
            22,100   Cisco Systems, Inc. (NON)                                                                   426,530
.........................................................................................................................
            11,152   Comverse Technology, Inc. (NON)                                                             272,666
.........................................................................................................................
             4,600   Harris Corp.                                                                                284,234
.........................................................................................................................
             1,950   Juniper Networks, Inc. (NON)                                                                 53,021
.........................................................................................................................
             9,300   Qualcomm, Inc.                                                                              394,320
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,689,303
------------------------------------------------------------------------------------------------------------------------
Computers (2.7%)
.........................................................................................................................
             9,187   Catapult Communications Corp. (NON)                                                         221,958
.........................................................................................................................
             3,930   Dell, Inc. (NON)                                                                            165,610
.........................................................................................................................
            18,100   EMC Corp. (NON)                                                                             269,147
.........................................................................................................................
             2,950   Hewlett-Packard Co.                                                                          61,862
.........................................................................................................................
               590   IBM Corp.                                                                                    58,162
.........................................................................................................................
             1,410   Lexmark International, Inc. (NON)                                                           119,850
.........................................................................................................................
             4,353   Logitech International SA ADR
                     (Switzerland) (NON)                                                                         264,445
.........................................................................................................................
             3,600   NCR Corp. (NON)                                                                             249,228
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,410,262
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.5%)
.........................................................................................................................
             1,400   Danaher Corp.                                                                                80,374
.........................................................................................................................
             4,310   General Electric Co.                                                                        157,315
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 237,689
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.5%)
.........................................................................................................................
             6,200   Capital One Financial Corp.                                                                 522,102
.........................................................................................................................
             2,050   Countrywide Financial Corp.                                                                  75,871
.........................................................................................................................
             3,500   First Marblehead Corp. (The) (NON)                                                          196,875
.........................................................................................................................
             4,350   MBNA Corp.                                                                                  122,627
.........................................................................................................................
            21,000   Providian Financial Corp. (NON)                                                             345,870
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,263,345
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.0%)
.........................................................................................................................
               625   Alberto-Culver Co.                                                                           30,356
.........................................................................................................................
             2,550   Avon Products, Inc.                                                                          98,685
.........................................................................................................................
             4,000   Energizer Holdings, Inc. (NON)                                                              198,760
.........................................................................................................................
             3,300   Gillette Co. (The)                                                                          147,774
.........................................................................................................................
             3,850   Procter & Gamble Co. (The)                                                                  212,058
.........................................................................................................................
             9,600   Yankee Candle Co., Inc. (The) (NON)                                                         318,528
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,006,161
------------------------------------------------------------------------------------------------------------------------
Consumer Services (1.9%)
.........................................................................................................................
             7,000   Alliance Data Systems Corp. (NON)                                                           332,360
.........................................................................................................................
             7,100   Getty Images, Inc. (NON)                                                                    488,835
.........................................................................................................................
            11,900   Valueclick, Inc. (NON)                                                                      158,627
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 979,822
------------------------------------------------------------------------------------------------------------------------
Distributors (0.6%)
.........................................................................................................................
            10,000   Hughes Supply, Inc.                                                                         323,500
------------------------------------------------------------------------------------------------------------------------
Electronics (5.1%)
.........................................................................................................................
            20,000   Cypress Semiconductor Corp. (NON)                                                           234,600
.........................................................................................................................
             1,181   Freescale Semiconductor, Inc. Class B (NON)                                                  21,683
.........................................................................................................................
            23,800   Integrated Device Technology, Inc. (NON)                                                    275,128
.........................................................................................................................
            22,900   Intel Corp.                                                                                 535,631
.........................................................................................................................
             5,600   International Rectifier Corp. (NON)                                                         249,592
.........................................................................................................................
            12,200   Jabil Circuit, Inc. (NON)                                                                   312,076
.........................................................................................................................
            10,700   Motorola, Inc.                                                                              184,040
.........................................................................................................................
            10,400   Omnivision Technologies, Inc. (NON)                                                         190,840
.........................................................................................................................
            11,600   PerkinElmer, Inc.                                                                           260,884
.........................................................................................................................
             6,100   QLogic Corp. (NON)                                                                          224,053
.........................................................................................................................
             2,300   Texas Instruments, Inc.                                                                      56,626
.........................................................................................................................
             6,300   Vishay Intertechnology, Inc. (NON)                                                           94,626
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,639,779
------------------------------------------------------------------------------------------------------------------------
Energy (2.2%)
.........................................................................................................................
             5,500   Cooper Cameron Corp. (NON)                                                                  295,955
.........................................................................................................................
             3,300   ENSCO International, Inc.                                                                   104,742
.........................................................................................................................
             4,400   Nabors Industries, Ltd. (Bermuda) (NON)                                                     225,676
.........................................................................................................................
            13,100   Pride International, Inc. (NON)                                                             269,074
.........................................................................................................................
             9,800   Rowan Cos., Inc. (NON)                                                                      253,820
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,149,267
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.2%)
.........................................................................................................................
             5,000   Great Wolf Resorts, Inc. (NON)                                                              111,700
------------------------------------------------------------------------------------------------------------------------
Financial (1.8%)
.........................................................................................................................
             2,200   Chicago Mercantile Exchange                                                                 503,140
.........................................................................................................................
             2,700   Fannie Mae                                                                                  192,267
.........................................................................................................................
               700   Freddie Mac                                                                                  51,590
.........................................................................................................................
               550   S&P 500 Index Depositary Receipts
                     (SPDR Trust Series 1)                                                                        66,479
.........................................................................................................................
             8,100   Spirit Finance Corp. (NON)                                                                  102,465
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 915,941
------------------------------------------------------------------------------------------------------------------------
Food (0.2%)
.........................................................................................................................
             4,600   7-Eleven, Inc. (NON)                                                                        110,170
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.0%)
.........................................................................................................................
            20,300   GTECH Holdings Corp.                                                                        526,785
------------------------------------------------------------------------------------------------------------------------
Health Care Services (6.3%)
.........................................................................................................................
             4,400   AMERIGROUP Corp. (NON)                                                                      332,904
.........................................................................................................................
             9,400   Coventry Health Care, Inc. (NON)                                                            498,952
.........................................................................................................................
               600   Express Scripts, Inc. Class A (NON)                                                          45,864
.........................................................................................................................
             2,700   Fisher Scientific International, Inc. (NON)                                                 168,426
.........................................................................................................................
             1,950   Laboratory Corp. of America Holdings (NON)                                                   97,149
.........................................................................................................................
             6,300   Lincare Holdings, Inc. (NON)                                                                268,695
.........................................................................................................................
             8,650   Manor Care, Inc.                                                                            306,470
.........................................................................................................................
             3,250   Medco Health Solutions, Inc. (NON)                                                          135,200
.........................................................................................................................
             4,400   Pediatrix Medical Group, Inc. (NON)                                                         281,820
.........................................................................................................................
             5,700   UnitedHealth Group, Inc.                                                                    501,771
.........................................................................................................................
             7,500   WellChoice, Inc. (NON)                                                                      400,500
.........................................................................................................................
             1,650   WellPoint, Inc. (NON)                                                                       189,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,227,501
------------------------------------------------------------------------------------------------------------------------
Homebuilding (2.4%)
.........................................................................................................................
             4,700   Hovnanian Enterprises, Inc. Class A (NON)                                                   232,744
.........................................................................................................................
             5,900   Lennar Corp.                                                                                334,412
.........................................................................................................................
               850   NVR, Inc. (NON)                                                                             653,990
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,221,146
------------------------------------------------------------------------------------------------------------------------
Insurance (1.2%)
.........................................................................................................................
             2,100   Progressive Corp. (The)                                                                     178,164
.........................................................................................................................
             5,700   W.R. Berkley Corp.                                                                          268,869
.........................................................................................................................
             4,300   Willis Group Holdings, Ltd. (Bermuda)                                                       177,031
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 624,064
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.9%)
.........................................................................................................................
            14,000   Ameritrade Holding Corp. Class A (NON)                                                      199,080
.........................................................................................................................
            15,300   E*Trade Group, Inc. (NON)                                                                   228,735
.........................................................................................................................
             6,900   Eaton Vance Corp.                                                                           359,835
.........................................................................................................................
               900   Merrill Lynch & Co., Inc.                                                                    53,793
.........................................................................................................................
             2,500   T. Rowe Price Group, Inc.                                                                   155,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 996,943
------------------------------------------------------------------------------------------------------------------------
Leisure (0.7%)
.........................................................................................................................
               450   Harley-Davidson, Inc.                                                                        27,338
.........................................................................................................................
             1,400   Polaris Industries, Inc.                                                                     95,228
.........................................................................................................................
             5,400   Winnebago Industries, Inc.                                                                  210,924
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 333,490
------------------------------------------------------------------------------------------------------------------------
Machinery (1.4%)
.........................................................................................................................
             6,900   Briggs & Stratton Corp.                                                                     286,902
.........................................................................................................................
             3,800   Bucyrus International, Inc. Class A                                                         154,432
.........................................................................................................................
             5,600   Terex Corp. (NON)                                                                           266,840
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 708,174
------------------------------------------------------------------------------------------------------------------------
Media (0.2%)
.........................................................................................................................
             3,150   Walt Disney Co. (The)                                                                        87,570
------------------------------------------------------------------------------------------------------------------------
Medical Technology (4.4%)
.........................................................................................................................
             3,800   Beckman Coulter, Inc.                                                                       254,562
.........................................................................................................................
             5,300   C.R. Bard, Inc.                                                                             339,094
.........................................................................................................................
             2,900   Dade Behring Holdings, Inc. (NON)                                                           162,400
.........................................................................................................................
             2,612   Kinetic Concepts, Inc. (NON)                                                                199,296
.........................................................................................................................
             2,750   Medtronic, Inc.                                                                             136,593
.........................................................................................................................
             7,900   Mentor Corp.                                                                                266,546
.........................................................................................................................
             4,400   Respironics, Inc. (NON)                                                                     239,184
.........................................................................................................................
             3,600   St. Jude Medical, Inc. (NON)                                                                150,948
.........................................................................................................................
               500   Sybron Dental Specialties, Inc. (NON)                                                        17,690
.........................................................................................................................
             6,000   Varian Medical Systems, Inc. (NON)                                                          259,440
.........................................................................................................................
             2,900   Waters Corp. (NON)                                                                          135,691
.........................................................................................................................
             1,000   Zimmer Holdings, Inc. (NON)                                                                  80,120
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,241,564
------------------------------------------------------------------------------------------------------------------------
Metal Fabricators (0.5%)
.........................................................................................................................
             8,200   Mueller Industries, Inc.                                                                    264,040
------------------------------------------------------------------------------------------------------------------------
Miscellaneous (0.6%)
.........................................................................................................................
             2,200   iShares Russell 2000 Index Fund (SB)                                                        284,900
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (1.7%)
.........................................................................................................................
             3,250   Anadarko Petroleum Corp.                                                                    210,633
.........................................................................................................................
             2,450   Apache Corp.                                                                                123,897
.........................................................................................................................
             3,700   Newfield Exploration Co. (NON)                                                              218,485
.........................................................................................................................
             5,200   Noble Energy, Inc.                                                                          320,632
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 873,647
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (5.5%)
.........................................................................................................................
             4,450   Abbott Laboratories                                                                         207,593
.........................................................................................................................
             8,800   Barr Pharmaceuticals, Inc. (NON)                                                            400,752
.........................................................................................................................
             2,081   Caremark Rx, Inc. (NON)                                                                      82,054
.........................................................................................................................
             5,300   Cephalon, Inc. (NON)                                                                        269,664
.........................................................................................................................
            15,100   Johnson & Johnson                                                                           957,642
.........................................................................................................................
            23,100   Pfizer, Inc.                                                                                621,159
.........................................................................................................................
             5,500   Salix Pharmaceuticals, Ltd. (NON)                                                            96,745
.........................................................................................................................
             4,950   Wyeth                                                                                       210,821
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,846,430
------------------------------------------------------------------------------------------------------------------------
Real Estate (1.1%)
.........................................................................................................................
             5,000   CB Richard Ellis Group, Inc. Class A (NON)                                                  167,750
.........................................................................................................................
             6,800   Ryland Group, Inc. (The)                                                                    391,272
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 559,022
------------------------------------------------------------------------------------------------------------------------
Restaurants (2.4%)
.........................................................................................................................
             6,300   CBRL Group, Inc.                                                                            263,655
.........................................................................................................................
             6,600   CEC Entertainment, Inc. (NON)                                                               263,802
.........................................................................................................................
            13,600   Darden Restaurants, Inc.                                                                    377,264
.........................................................................................................................
             2,300   Jack in the Box, Inc. (NON)                                                                  84,801
.........................................................................................................................
             2,860   Red Robin Gourmet Burgers, Inc. (NON)                                                       152,924
.........................................................................................................................
             1,150   Starbucks Corp. (NON)                                                                        71,714
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,214,160
------------------------------------------------------------------------------------------------------------------------
Retail (10.1%)
.........................................................................................................................
             4,900   Abercrombie & Fitch Co. Class A                                                             230,055
.........................................................................................................................
             8,400   Advance Auto Parts, Inc. (NON)                                                              366,912
.........................................................................................................................
             4,450   Best Buy Co., Inc.                                                                          264,419
.........................................................................................................................
            11,400   Claire's Stores, Inc.                                                                       242,250
.........................................................................................................................
             8,500   Costco Wholesale Corp.                                                                      411,485
.........................................................................................................................
             9,100   Home Depot, Inc. (The)                                                                      388,934
.........................................................................................................................
             1,400   Kohl's Corp. (NON)                                                                           68,838
.........................................................................................................................
             3,580   Lowe's Cos., Inc.                                                                           206,172
.........................................................................................................................
            14,750   Michaels Stores, Inc.                                                                       442,058
.........................................................................................................................
             7,500   PETCO Animal Supplies, Inc. (NON)                                                           296,100
.........................................................................................................................
             7,500   RadioShack Corp.                                                                            246,600
.........................................................................................................................
             5,600   Regis Corp.                                                                                 258,440
.........................................................................................................................
            13,500   Ross Stores, Inc.                                                                           389,745
.........................................................................................................................
             9,850   Staples, Inc.                                                                               332,044
.........................................................................................................................
             1,350   Target Corp.                                                                                 70,106
.........................................................................................................................
             3,900   Timberland Co. (The) Class A (NON)                                                          244,413
.........................................................................................................................
             7,300   Wal-Mart Stores, Inc.                                                                       385,586
.........................................................................................................................
               700   Whole Foods Market, Inc.                                                                     66,745
.........................................................................................................................
             8,400   Zale Corp. (NON)                                                                            250,908
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,161,810
------------------------------------------------------------------------------------------------------------------------
Schools (1.0%)
.........................................................................................................................
            13,400   Career Education Corp. (NON)                                                                536,000
------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.7%)
.........................................................................................................................
            13,100   Lam Research Corp. (NON)                                                                    378,721
------------------------------------------------------------------------------------------------------------------------
Shipping (1.6%)
.........................................................................................................................
               900   FedEx Corp.                                                                                  88,641
.........................................................................................................................
            15,300   Heartland Express, Inc.                                                                     343,791
.........................................................................................................................
             8,100   J. B. Hunt Transport Services, Inc.                                                         363,285
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 795,717
------------------------------------------------------------------------------------------------------------------------
Software (9.8%)
.........................................................................................................................
             8,700   Adobe Systems, Inc.                                                                         545,838
.........................................................................................................................
            14,200   Amdocs, Ltd. (Guernsey) (NON)                                                               372,750
.........................................................................................................................
            21,300   Autodesk, Inc.                                                                              808,335
.........................................................................................................................
             7,300   Avid Technology, Inc. (NON)                                                                 450,775
.........................................................................................................................
            15,000   Citrix Systems, Inc. (NON)                                                                  367,950
.........................................................................................................................
             6,700   Cognos, Inc. (Canada) (NON)                                                                 295,202
.........................................................................................................................
             1,600   FileNET Corp. (NON)                                                                          41,216
.........................................................................................................................
             7,600   Kronos, Inc. (NON)                                                                          388,588
.........................................................................................................................
               805   MarketSoft Software Corp. (acquired
                     08/02/04, cost $46) (Private) (RES) (NON) (F)                                                     1
.........................................................................................................................
            23,900   Microsoft Corp.                                                                             638,369
.........................................................................................................................
            16,700   Oracle Corp. (NON)                                                                          229,124
.........................................................................................................................
            13,600   RSA Security, Inc. (NON)                                                                    272,816
.........................................................................................................................
            12,200   Symantec Corp. (NON)                                                                        314,272
.........................................................................................................................
            14,200   Synopsys, Inc. (NON)                                                                        278,604
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,003,840
------------------------------------------------------------------------------------------------------------------------
Technology (0.7%)
.........................................................................................................................
             5,600   Dun & Bradstreet Corp. (The) (NON)                                                          334,040
------------------------------------------------------------------------------------------------------------------------
Technology Services (2.1%)
.........................................................................................................................
            13,700   Acxiom Corp.                                                                                360,310
.........................................................................................................................
             1,400   Affiliated Computer Services, Inc.
                     Class A (NON)                                                                                84,266
.........................................................................................................................
             1,400   Fiserv, Inc. (NON)                                                                           56,266
.........................................................................................................................
            14,200   Ingram Micro, Inc. Class A (NON)                                                            295,360
.........................................................................................................................
             7,800   VeriSign, Inc. (NON)                                                                        261,456
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,057,658
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.5%)
.........................................................................................................................
             9,100   Western Wireless Corp. Class A (NON)                                                        266,630
------------------------------------------------------------------------------------------------------------------------
Telephone (0.2%)
.........................................................................................................................
             1,500   Telephone and Data Systems, Inc.                                                            115,425
------------------------------------------------------------------------------------------------------------------------
Textiles (1.2%)
.........................................................................................................................
             6,750   Liz Claiborne, Inc.                                                                         284,918
.........................................................................................................................
               450   NIKE, Inc.                                                                                   40,811
.........................................................................................................................
             9,200   WESCO International, Inc. (NON)                                                             272,688
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 598,417
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.4%)
.........................................................................................................................
             3,250   Altria Group, Inc.                                                                          198,575
------------------------------------------------------------------------------------------------------------------------
Transportation (0.4%)
.........................................................................................................................
             3,200   UTI Worldwide, Inc.                                                                         217,664
------------------------------------------------------------------------------------------------------------------------
Transportation Services (0.5%)
.........................................................................................................................
             2,200   Landstar Systems, Inc. (NON)                                                                162,008
.........................................................................................................................
             1,400   United Parcel Service, Inc. Class B                                                         119,644
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 281,652
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.3%)
.........................................................................................................................
             5,000   Waste Connections, Inc. (NON)                                                               171,250
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $40,642,603)                                                                      $49,679,236
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
            25,369   MarketSoft Software Corp. Ser. D,
                     zero % cv. pfd. (acquired various dates
                     from 12/7/00 through 08/18/04,
                     cost $154,454) (Private) (RES) (NON) (F)                                                    $21,208
.........................................................................................................................
            16,600   Totality Corp. Ser. D, $0.346
                     cum. cv. pfd. (acquired 7/27/00,
                     cost $71,830) (Private) (RES) (NON) (F)                                                       4,980
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $226,284)                                                                             $26,188
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.1%) (a) (cost $1,577,223)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,577,223   Putnam Prime Money Market (e)                                                            $1,577,223
 -----------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $42,446,110)                                                                      $51,282,647
------------------------------------------------------------------------------------------------------------------------


Written Options Outstanding at December 31,2004
(premium received $6,356)
------------------------------------------------------------------------------
Contract                                     Expiration Date/
Amount                                          Strike Price            Value
...............................................................................
7,007  Ameritrade Holding Corp. (Call)          Jan 05/15.00            $2,648
...............................................................................
1,021  Career Education Corp. (Call)            Jan 05/44.31               854
...............................................................................
1,531  Claire's Stores, Inc. (Put)              Jan 05/20.00               362
...............................................................................
1,674  Hovnanian Enterprises, Inc. (Call)       Jan 05/52.70             1,004
...............................................................................
  437  Hovnanian Enterprises, Inc. (Call)       Jan 05/53.71               175
...............................................................................
  289  Neurocrine Biosciences, Inc. (Call)      Jan 05/50.57               106
...............................................................................
1,342  QLogic Corp. (Put)                       Jan 05/33.44                81
...............................................................................
  782  VeriSign, Inc. (Call)                    Jan 05/37.40                80
------------------------------------------------------------------------------
                                                                        $5,310
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Diversified Income Fund

The fund's portfolio
December 31, 2004

CORPORATE BONDS AND NOTES (38.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Basic Materials (3.8%)
.........................................................................................................................
          $490,000   Acetex Corp. sr. notes 10 7/8s,
                     2009 (Canada)                                                                              $536,550
.........................................................................................................................
           625,000   AK Steel Corp. company
                     guaranty 7 7/8s, 2009                                                                       636,719
.........................................................................................................................
           140,000   AK Steel Corp. company
                     guaranty 7 3/4s, 2012                                                                       144,200
.........................................................................................................................
           345,000   ALROSA Finance SA 144A company
                     guaranty 8 7/8s, 2014 (Luxembourg)                                                          354,488
.........................................................................................................................
            83,000   Avecia Group PLC company
                     guaranty 11s, 2009 (United Kingdom)                                                          85,490
.........................................................................................................................
           595,000   BCP Caylux Holdings Luxembourg SCA
                     144A sr. sub. notes 9 5/8s, 2014
                     (Luxembourg)                                                                                670,863
.........................................................................................................................
           273,000   Boise Cascade, LLC 144A
                     sr. sub. notes 7 1/8s, 2014                                                                 288,698
.........................................................................................................................
           233,000   Century Aluminum Co. 144A company
                     guaranty 7 1/2s, 2014                                                                       248,145
.........................................................................................................................
           205,000   Codelco, Inc. 144A
                     sr. notes 4 3/4s, 2014 (Chile)                                                              200,951
.........................................................................................................................
           580,000   Compass Minerals Group, Inc.
                     company guaranty 10s, 2011                                                                  652,500
.........................................................................................................................
           240,000   Compass Minerals
                     International, Inc. sr. disc.
                     notes stepped-coupon Ser. B, zero %
                     (12s, 6/1/08), 2013 (STP)                                                                   194,400
.........................................................................................................................
           650,000   Compass Minerals
                     International, Inc.
                     sr. notes stepped-coupon zero %
                     (12 3/4s, 12/15/07), 2012 (STP)                                                             555,750
.........................................................................................................................
           414,000   Crystal US Holdings, LLC/US Sub 3
                     Corp. 144A sr. disc.
                     notes stepped-coupon zero %
                     (10s, 10/1/09), 2014 (STP)                                                                  286,695
.........................................................................................................................
         1,450,000   Equistar Chemicals LP/Equistar
                     Funding Corp. company
                     guaranty 10 1/8s, 2008                                                                    1,671,125
.........................................................................................................................
            70,000   Georgia-Pacific Corp. bonds 7 3/4s,
                     2029                                                                                         78,400
.........................................................................................................................
           840,000   Georgia-Pacific Corp. debs. 7.7s,
                     2015                                                                                        959,700
.........................................................................................................................
           265,000   Georgia-Pacific Corp. sr. notes 8s,
                     2024                                                                                        307,400
.........................................................................................................................
           580,000   Gerdau Ameristeel Corp.
                     sr. notes 10 3/8s, 2011 (Canada)                                                            680,050
.........................................................................................................................
         1,065,000   Hercules, Inc. company
                     guaranty 11 1/8s, 2007                                                                    1,267,350
.........................................................................................................................
           667,000   Huntsman Co., LLC sr. disc.
                     notes zero %, 2008                                                                          440,220
.........................................................................................................................
           432,000   Huntsman ICI Chemicals, Inc.
                     company guaranty 10 1/8s, 2009                                                              454,680
.........................................................................................................................
         1,360,000   Huntsman ICI Holdings sr. disc.
                     notes zero %, 2009                                                                          761,600
.........................................................................................................................
           330,000   Huntsman, LLC company
                     guaranty 11 5/8s, 2010                                                                      390,225
.........................................................................................................................
           240,000   Huntsman, LLC 144A company
                     guaranty 11 1/2s, 2012                                                                      283,800
.........................................................................................................................
           189,000   Innophos, Inc. 144A
                     sr. sub. notes 8 7/8s, 2014                                                                 204,120
.........................................................................................................................
           110,000   International Steel Group, Inc.
                     sr. notes 6 1/2s, 2014                                                                      117,975
.........................................................................................................................
            30,000   Jefferson Smurfit Corp. company
                     guaranty 7 1/2s, 2013                                                                        32,025
.........................................................................................................................
           155,000   Jefferson Smurfit Corp. company
                     guaranty 8 1/4s, 2012                                                                       168,950
.........................................................................................................................
            60,000   Kaiser Aluminum & Chemical Corp.
                     sr. notes Ser. B, 10 7/8s,
                     2006 (In default) (NON)                                                                      52,950
.........................................................................................................................
            60,000   Lyondell Chemical Co.
                     bonds 11 1/8s, 2012                                                                          71,250
.........................................................................................................................
            20,000   Lyondell Chemical Co. company
                     guaranty 9 1/2s, 2008                                                                        21,700
.........................................................................................................................
           781,000   Lyondell Chemical Co. notes Ser. A,
                     9 5/8s, 2007                                                                                859,100
.........................................................................................................................
           200,000   MDP Acquisitions PLC
                     sr. notes 9 5/8s, 2012 (Ireland)                                                            223,000
.........................................................................................................................
           508,947   MDP Acquisitions PLC
                     sub. notes 15 1/2s, 2013 (Ireland) (PIK)                                                    598,013
.........................................................................................................................
         1,050,000   Millennium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                     1,194,375
.........................................................................................................................
EUR         60,000   Nalco Co. sr. notes 7 3/4s, 2011                                                             89,456
.........................................................................................................................
EUR         60,000   Nalco Co. sr. sub. notes 9s, 2013                                                            89,578
.........................................................................................................................
          $835,000   Nalco Co. sr. sub. notes 8 7/8s, 2013                                                       916,413
.........................................................................................................................
           510,295   PCI Chemicals Canada sec.
                     sr. notes 10s, 2008 (Canada)                                                                540,913
.........................................................................................................................
            93,368   Pioneer Companies, Inc. sec.
                     sr. notes FRN 6.050s, 2006                                                                   98,036
.........................................................................................................................
            90,000   Resolution Performance
                     Products, LLC sr. notes 9 1/2s,
                     2010                                                                                         97,425
.........................................................................................................................
EUR        250,000   Rockwood Specialties Group, Inc.
                     144 company guaranty 7 5/8s, 2014                                                           347,420
.........................................................................................................................
          $100,000   Rockwood Specialties Group, Inc.
                     144A sub. notes 7 1/2s, 2014                                                                103,750
.........................................................................................................................
EUR        360,000   SGL Carbon SA 144A
                     sr. notes 8 1/2s, 2012 (Luxembourg)                                                         540,895
.........................................................................................................................
          $640,000   Steel Dynamics, Inc. company
                     guaranty 9 1/2s, 2009                                                                       705,600
.........................................................................................................................
           132,968   Sterling Chemicals, Inc. sec.
                     notes 10s, 2007 (PIK)                                                                       132,968
.........................................................................................................................
           370,000   Stone Container Corp.
                     sr. notes 9 3/4s, 2011                                                                      405,150
.........................................................................................................................
           310,000   Stone Container Corp.
                     sr. notes 8 3/8s, 2012                                                                      337,900
.........................................................................................................................
           120,000   Stone Container Finance company
                     guaranty 7 3/8s, 2014 (Canada)                                                              127,200
.........................................................................................................................
           289,000   Ucar Finance, Inc. company
                     guaranty 10 1/4s, 2012                                                                      330,183
.........................................................................................................................
           298,000   United Agri Products 144A
                     sr. notes 8 1/4s, 2011                                                                      319,605
.........................................................................................................................
           240,000   United States Steel, LLC
                     sr. notes 10 3/4s, 2008                                                                     282,600
.........................................................................................................................
            49,214   Wheeling-Pittsburgh Steel Corp.
                     sr. notes 6s, 2010                                                                           41,832
.........................................................................................................................
            95,658   Wheeling-Pittsburgh Steel Corp.
                     sr. notes 5s, 2011                                                                           81,309
.........................................................................................................................
           165,000   WHX Corp. sr. notes 10 1/2s, 2005                                                           156,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,438,440
------------------------------------------------------------------------------------------------------------------------
Capital Goods (3.2%)
.........................................................................................................................
           465,000   AEP Industries, Inc.
                     sr. sub. notes 9 7/8s, 2007                                                                 471,975
.........................................................................................................................
         1,015,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 8 1/2s,
                     2008                                                                                      1,078,438
.........................................................................................................................
           147,000   Allied Waste North America, Inc.
                     sec. notes 6 1/2s, 2010                                                                     144,060
.........................................................................................................................
           286,000   Amsted Industries, Inc. 144A
                     sr. notes 10 1/4s, 2011                                                                     323,180
.........................................................................................................................
           440,000   Argo-Tech Corp. sr. notes 9 1/4s, 2011                                                      482,900
.........................................................................................................................
           900,000   BE Aerospace, Inc.
                     sr. sub. notes Ser. B, 8s, 2008                                                             901,125
.........................................................................................................................
           443,000   Blount, Inc. sr. sub. notes 8 7/8s, 2012                                                    480,655
.........................................................................................................................
           662,000   Browning-Ferris Industries, Inc.
                     sr. notes 6 3/8s, 2008                                                                      675,240
.........................................................................................................................
         1,415,000   Crown Euro Holdings SA sec.
                     notes 10 7/8s, 2013 (France)                                                              1,673,238
.........................................................................................................................
EUR         84,000   Crown Euro Holdings SA sec.
                     notes 6 1/4s, 2011 (France)                                                                 120,900
.........................................................................................................................
        $1,625,000   Decrane Aircraft Holdings Co.
                     company guaranty zero %, 2008                                                               617,500
.........................................................................................................................
           640,000   Earle M. Jorgensen Co. sec.
                     notes 9 3/4s, 2012                                                                          720,000
.........................................................................................................................
           435,000   FIMEP SA sr. notes 10 1/2s, 2013
                     (France)                                                                                    515,475
.........................................................................................................................
EUR        305,000   Flender Holdings 144A
                     sr. notes 11s, 2010 (Germany)                                                               498,052
.........................................................................................................................
            $1,000   Flowserve Corp. company
                     guaranty 12 1/4s, 2010                                                                        1,110
.........................................................................................................................
           610,000   Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                    637,450
.........................................................................................................................
           555,000   IESI Corp. company
                     guaranty 10 1/4s, 2012                                                                      657,675
.........................................................................................................................
           785,000   Invensys, PLC notes 9 7/8s, 2011
                     (United Kingdom)                                                                            843,875
.........................................................................................................................
           400,000   L-3 Communications Corp. company
                     guaranty 6 1/8s, 2013                                                                       413,000
.........................................................................................................................
           600,000   Legrand SA debs. 8 1/2s, 2025
                     (France)                                                                                    708,000
.........................................................................................................................
            52,000   Manitowoc Co., Inc. (The) company
                     guaranty 10 1/2s, 2012                                                                       59,800
.........................................................................................................................
EUR        145,000   Manitowoc Co., Inc. (The) company
                     guaranty 10 3/8s, 2011                                                                      220,816
.........................................................................................................................
          $185,000   Manitowoc Co., Inc. (The)
                     sr. notes 7 1/8s, 2013                                                                      200,263
.........................................................................................................................
           177,000   Mueller Group, Inc. sec. FRN 6.91s,
                     2011                                                                                        183,195
.........................................................................................................................
           215,000   Mueller Group, Inc.
                     sr. sub. notes 10s, 2012                                                                    234,350
.........................................................................................................................
           475,000   Owens-Brockway Glass company
                     guaranty 8 1/4s, 2013                                                                       522,500
.........................................................................................................................
           376,000   Owens-Brockway Glass company
                     guaranty 7 3/4s, 2011                                                                       407,020
.........................................................................................................................
           796,000   Owens-Brockway Glass sr. sec.
                     notes 8 3/4s, 2012                                                                          897,490
.........................................................................................................................
           113,000   Owens-Illinois, Inc. debs. 7.8s,
                     2018                                                                                        117,520
.........................................................................................................................
           340,000   Pliant Corp. sec. notes 11 1/8s,
                     2009                                                                                        370,600
.........................................................................................................................
EUR        111,000   Polypore, Inc. notes 8 3/4s, 2012                                                           157,649
.........................................................................................................................
          $200,000   Polypore, Inc.
                     sr. sub. notes 8 3/4s, 2012                                                                 209,000
.........................................................................................................................
           180,000   Siebe PLC 144A sr. unsub. 6 1/2s,
                     2010 (United Kingdom)                                                                       171,900
.........................................................................................................................
           176,000   Solo Cup Co. sr. sub. notes 8 1/2s,
                     2014                                                                                        183,040
.........................................................................................................................
           380,000   Tekni-Plex, Inc. 144A sr. sec.
                     notes 8 3/4s, 2013                                                                          378,100
.........................................................................................................................
           160,000   Terex Corp. company
                     guaranty 9 1/4s, 2011                                                                       179,600
.........................................................................................................................
           595,000   Terex Corp. company
                     guaranty Ser. B, 10 3/8s, 2011                                                              668,631
.........................................................................................................................
           315,000   Titan Corp. (The) company
                     guaranty 8s, 2011                                                                           335,475
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,460,797
------------------------------------------------------------------------------------------------------------------------
Communication Services (4.1%)
.........................................................................................................................
           301,000   Alamosa Delaware, Inc. company
                     guaranty 11s, 2010                                                                          356,685
.........................................................................................................................
           227,000   Alamosa Delaware, Inc. company
                     guaranty stepped-coupon zero %
                     (12s, 7/31/05), 2009 (STP)                                                                  246,295
.........................................................................................................................
           254,000   Alamosa Delaware, Inc.
                     sr. notes 8 1/2s, 2012                                                                      277,495
.........................................................................................................................
           170,000   American Cellular Corp. company
                     guaranty 9 1/2s, 2009                                                                       145,775
.........................................................................................................................
           300,000   American Tower Corp.
                     sr. notes 7 1/2s, 2012                                                                      315,000
.........................................................................................................................
           635,000   American Towers, Inc. company
                     guaranty 7 1/4s, 2011                                                                       673,100
.........................................................................................................................
           490,000   Asia Global Crossing, Ltd.
                     sr. notes 13 3/8s, 2010
                     (Bermuda) (In default) (NON)                                                                 31,850
.........................................................................................................................
         2,860,000   AT&T Corp. sr. notes 9 3/4s, 2031                                                         3,414,125
.........................................................................................................................
           735,000   Centennial Cellular Operating Co.
                     company guaranty 10 1/8s, 2013                                                              825,038
.........................................................................................................................
           120,000   Cincinnati Bell Telephone Co.
                     company guaranty 6.3s, 2028                                                                 107,700
.........................................................................................................................
           685,000   Cincinnati Bell, Inc.
                     sr. sub. notes 8 3/8s, 2014                                                                 693,563
.........................................................................................................................
           335,000   Cincinnati Bell, Inc.
                     sr. sub. notes 7 1/4s, 2023                                                                 324,950
.........................................................................................................................
           814,000   Citizens Communications Co.
                     notes 9 1/4s, 2011                                                                          952,380
.........................................................................................................................
           529,000   Citizens Communications Co.
                     sr. notes 6 1/4s, 2013                                                                      532,968
.........................................................................................................................
           379,693   Colo.com, Inc. 144A sr. notes 13 7/8s,
                     2010 (In default) (NON)                                                                          38
.........................................................................................................................
           225,000   Eircom Funding company
                     guaranty Ser. US$, 8 1/4s, 2013
                     (Ireland)                                                                                   248,625
.........................................................................................................................
           330,000   Fairpoint Communications, Inc.
                     sr. sub. notes 12 1/2s, 2010                                                                356,400
.........................................................................................................................
           187,280   Globix Corp. company guaranty 11s,
                     2008 (PIK)                                                                                  172,298
.........................................................................................................................
           705,000   Inmarsat Finance PLC company
                     guaranty 7 5/8s, 2012
                     (United Kingdom)                                                                            733,200
.........................................................................................................................
           585,000   Inmarsat Finance PLC 144A company
                     guaranty stepped-coupon zero %
                     (10 3/8s, 11/15/08), 2012
                     (United Kingdom) (STP)                                                                      421,200
.........................................................................................................................
           245,000   iPCS Escrew Co. notes 11 1/2s, 2012                                                         278,075
.........................................................................................................................
            63,000   IWO Escrow Co. 144A sec. FRN 5.77s,
                     2012                                                                                         63,473
.........................................................................................................................
            63,000   IWO Escrow Co. 144A sr. disc.
                     notes stepped-coupon zero %
                     (10 3/4s, 1/15/10), 2015 (STP)                                                               39,060
.........................................................................................................................
           450,000   Level 3 Financing, Inc. 144A
                     sr. notes 10 3/4s, 2011                                                                     407,250
.........................................................................................................................
           620,000   Madison River Capital Corp.
                     sr. notes 13 1/4s, 2010                                                                     669,600
.........................................................................................................................
           839,000   MCI, Inc. sr. notes 7.735s, 2014                                                            901,925
.........................................................................................................................
           209,000   MCI, Inc. sr. notes 6.688s, 2009                                                            216,315
.........................................................................................................................
             2,000   MCI, Inc. sr. notes 5.908s, 2007                                                              2,048
.........................................................................................................................
           875,000   Nextel Communications, Inc.
                     sr. notes 7 3/8s, 2015                                                                      962,500
.........................................................................................................................
         1,360,000   Nextel Communications, Inc.
                     sr. notes 5.95s, 2014                                                                     1,407,600
.........................................................................................................................
           242,000   Nextel Partners, Inc.
                     sr. notes 12 1/2s, 2009                                                                     275,880
.........................................................................................................................
         1,015,000   Nextel Partners, Inc.
                     sr. notes 8 1/8s, 2011                                                                    1,126,650
.........................................................................................................................
           433,000   Qwest Communications
                     International, Inc. 144A
                     sr. notes 7 1/2s, 2014                                                                      437,330
.........................................................................................................................
         1,455,000   Qwest Corp. 144A notes 9 1/8s, 2012                                                       1,680,525
.........................................................................................................................
           295,000   Qwest Services Corp. 144A
                     notes 14 1/2s, 2014                                                                         373,175
.........................................................................................................................
           126,000   Rogers Cantel, Inc. debs. 9 3/4s,
                     2016 (Canada)                                                                               150,570
.........................................................................................................................
           245,000   Rogers Wireless
                     Communications, Inc. sec.
                     notes 9 5/8s, 2011 (Canada)                                                                 287,875
.........................................................................................................................
           202,000   Rogers Wireless
                     Communications, Inc. 144A sec.
                     notes 7 1/2s, 2015 (Canada)                                                                 213,110
.........................................................................................................................
           251,000   Rogers Wireless Communications, Inc.
                     144A sr. sub. notes 8s, 2012 (Canada)                                                       265,433
.........................................................................................................................
           300,000   Rural Cellular Corp.
                     sr. sub. notes 9 3/4s, 2010                                                                 271,500
.........................................................................................................................
           176,000   SBA Communications Corp. 144A
                     sr. notes 8 1/2s, 2012                                                                      179,520
.........................................................................................................................
           265,000   SBA Telecommunications Inc./SBA
                     Communication Corp. sr. disc.
                     notes stepped-coupon zero %
                     (9 3/4s, 12/15/07), 2011 (STP)                                                              223,263
.........................................................................................................................
           575,000   TSI Telecommunication
                     Services, Inc. company
                     guaranty Ser. B, 12 3/4s, 2009                                                              654,063
.........................................................................................................................
           300,000   UbiquiTel Operating Co.
                     sr. notes 9 7/8s, 2011                                                                      336,750
.........................................................................................................................
           187,000   UbiquiTel Operating Co. 144A
                     sr. notes 9 7/8s, 2011                                                                      209,908
.........................................................................................................................
           199,619   Verado Holdings, Inc.
                     sr. disc. notes 13s,
                     2008 (In default) (NON)                                                                          20
.........................................................................................................................
           440,000   Western Wireless Corp.
                     sr. notes 9 1/4s, 2013                                                                      478,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,940,603
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (8.8%)
.........................................................................................................................
           402,000   Advertising Direct 144A
                     sr. notes 9 1/4s, 2012 (Canada)                                                             422,100
.........................................................................................................................
           177,000   Affinia Group, Inc. 144A
                     sr. sub. notes 9s, 2014                                                                     184,523
.........................................................................................................................
           250,000   Ameristar Casinos, Inc. company
                     guaranty 10 3/4s, 2009                                                                      278,750
.........................................................................................................................
           274,000   Argosy Gaming Co.
                     sr. sub. notes 7s, 2014                                                                     302,770
.........................................................................................................................
           410,000   Asbury Automotive Group, Inc.
                     sr. sub. notes 8s, 2014                                                                     405,900
.........................................................................................................................
           785,000   Autonation, Inc. company
                     guaranty 9s, 2008                                                                           896,863
.........................................................................................................................
           130,000   Beazer Homes USA, Inc. company
                     guaranty 8 3/8s, 2012                                                                       143,000
.........................................................................................................................
           540,000   Boyd Gaming Corp.
                     sr. sub. notes 8 3/4s, 2012                                                                 602,100
.........................................................................................................................
           130,000   Boyd Gaming Corp.
                     sr. sub. notes 7 3/4s, 2012                                                                 141,863
.........................................................................................................................
           121,000   Boyd Gaming Corp.
                     sr. sub. notes 6 3/4s, 2014                                                                 126,748
.........................................................................................................................
           290,000   Building Materials Corp. company
                     guaranty 8s, 2008                                                                           298,700
.........................................................................................................................
           766,256   CanWest Media, Inc.144A
                     sr. sub. notes 8s, 2012 (Canada)                                                            821,810
.........................................................................................................................
           320,000   Chumash Casino & Resort Enterprise
                     144A sr. notes 9s, 2010                                                                     355,200
.........................................................................................................................
           757,000   Coinmach Corp. sr. notes 9s, 2010                                                           787,280
.........................................................................................................................
           150,000   Cooper Standard Auto 144A
                     notes 8 3/8s, 2014                                                                          149,625
.........................................................................................................................
            49,000   Cooper Standard Auto 144A
                     notes 7s, 2012                                                                               49,735
.........................................................................................................................
           560,000   D.R. Horton, Inc. sr. notes 7 7/8s,
                     2011                                                                                        641,900
.........................................................................................................................
           130,000   D.R. Horton, Inc. sr. notes 6 7/8s,
                     2013                                                                                        141,050
.........................................................................................................................
           350,000   D.R. Horton, Inc. sr. notes 5 7/8s,
                     2013                                                                                        357,438
.........................................................................................................................
           140,000   Dana Corp. notes 10 1/8s, 2010                                                              158,001
.........................................................................................................................
           450,000   Dana Corp. notes 9s, 2011                                                                   557,438
.........................................................................................................................
            85,000   Dana Corp. notes 7s, 2029                                                                    84,788
.........................................................................................................................
           240,000   Dana Corp. notes 6 1/2s, 2009                                                               253,200
.........................................................................................................................
           470,000   Dayton Superior Corp. sec.
                     notes 10 3/4s, 2008                                                                         502,900
.........................................................................................................................
           170,000   Delco Remy International, Inc.
                     company guaranty 11s, 2009                                                                  180,413
.........................................................................................................................
           430,000   Delco Remy International, Inc.
                     sr. sub. notes 9 3/8s, 2012                                                                 440,750
.........................................................................................................................
           945,000   Dex Media West, LLC/Dex Media
                     Finance Co. sr. notes Ser. B,
                     8 1/2s, 2010                                                                              1,051,313
.........................................................................................................................
           430,000   Dex Media, Inc. disc. notes zero %,
                     2013                                                                                        337,013
.........................................................................................................................
           490,000   Dex Media, Inc. notes 8s, 2013                                                              530,425
.........................................................................................................................
           160,000   Dura Operating Corp. company
                     guaranty Ser. B, 8 5/8s, 2012                                                               166,400
.........................................................................................................................
           189,000   FelCor Lodging LP company
                     guaranty 9s, 2008 (R)                                                                       214,043
.........................................................................................................................
           390,000   Finlay Fine Jewelry Corp.
                     sr. notes 8 3/8s, 2012                                                                      421,200
.........................................................................................................................
           575,000   Gaylord Entertainment Co.
                     sr. notes 8s, 2013                                                                          621,000
.........................................................................................................................
           670,000   Goodyear Tire & Rubber Co. (The)
                     notes 7.857s, 2011                                                                          680,050
.........................................................................................................................
           165,000   Goodyear Tire & Rubber Co. (The)
                     notes 6 3/8s, 2008                                                                          165,825
.........................................................................................................................
           142,000   HMH Properties, Inc. company
                     guaranty Ser. B, 7 7/8s, 2008 (R)                                                           145,905
.........................................................................................................................
           235,000   Host Marriott LP sr. notes Ser. E,
                     8 3/8s, 2006 (R)                                                                            245,575
.........................................................................................................................
           615,000   Host Marriott LP 144A sr. notes 7s,
                     2012 (R)                                                                                    650,363
.........................................................................................................................
           275,000   Houghton Mifflin Co.
                     sr. sub. notes 9 7/8s, 2013                                                                 301,125
.........................................................................................................................
           484,000   Icon Health & Fitness company
                     guaranty 11 1/4s, 2012                                                                      406,560
.........................................................................................................................
           475,000   Inergy LP/Inergy Finance Corp. 144A
                     sr. notes 6 7/8s, 2014                                                                      477,375
.........................................................................................................................
           425,000   ITT Corp. debs. 7 3/8s, 2015                                                                472,813
.........................................................................................................................
           515,000   ITT Corp. notes 6 3/4s, 2005                                                                529,163
.........................................................................................................................
           845,000   JC Penney Co., Inc. debs. 7.95s, 2017                                                       988,650
.........................................................................................................................
           150,000   JC Penney Co., Inc. debs. 7.65s, 2016                                                       171,750
.........................................................................................................................
           375,000   JC Penney Co., Inc. debs. 7 1/8s, 2023                                                      399,375
.........................................................................................................................
            20,000   JC Penney Co., Inc. notes 8s, 2010                                                           22,850
.........................................................................................................................
         1,020,000   John Q. Hammons Hotels LP/John Q.
                     Hammons Hotels Finance Corp. III
                     1st mtge. Ser. B, 8 7/8s, 2012                                                            1,157,700
.........................................................................................................................
           436,000   Jostens Holding Corp. sr. disc.
                     notes stepped-coupon zero %
                     (10 1/4s, 12/1/08), 2013 (STP)                                                              309,560
.........................................................................................................................
           911,000   Jostens IH Corp. 144A company
                     guaranty 7 5/8s, 2012                                                                       947,440
.........................................................................................................................
           315,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 6 3/8s, 2014                                                               315,788
.........................................................................................................................
           250,000   K. Hovnanian Enterprises, Inc.
                     sr. notes 6 1/2s, 2014                                                                      251,875
.........................................................................................................................
           290,000   K2, Inc. 144A sr. notes 7 3/8s, 2014                                                        317,550
.........................................................................................................................
         1,100,000   Laidlaw International, Inc.
                     sr. notes 10 3/4s, 2011                                                                   1,284,250
.........................................................................................................................
           470,000   Lamar Media Corp. company
                     guaranty 7 1/4s, 2013                                                                       507,600
.........................................................................................................................
           847,000   Levi Strauss & Co.
                     sr. notes 12 1/4s, 2012                                                                     942,288
.........................................................................................................................
           425,000   Levi Strauss & Co. 144A
                     sr. notes 9 3/4s, 2015                                                                      417,563
.........................................................................................................................
           370,000   Mandalay Resort Group
                     sr. notes 6 3/8s, 2011                                                                      386,650
.........................................................................................................................
           585,000   MeriStar Hospitality Corp. company
                     guaranty 9 1/8s, 2011 (R)                                                                   631,800
.........................................................................................................................
           320,000   MeriStar Hospitality Corp. company
                     guaranty 9s, 2008 (R)                                                                       337,200
.........................................................................................................................
            65,000   MeriStar Hospitality Operating
                     Partnership/MeriStar Hospitality
                     Finance Corp. company
                     guaranty 10 1/2s, 2009                                                                       70,850
.........................................................................................................................
           250,000   Meritage Corp. company
                     guaranty 9 3/4s, 2011                                                                       276,250
.........................................................................................................................
           340,000   Meritor Automotive, Inc.
                     notes 6.8s, 2009                                                                            357,000
.........................................................................................................................
           355,000   Metaldyne Corp. 144A sr. notes 10s,
                     2013                                                                                        337,250
.........................................................................................................................
           675,000   MGM Mirage, Inc. company
                     guaranty 8 1/2s, 2010                                                                       767,813
.........................................................................................................................
           440,000   MGM Mirage, Inc. company
                     guaranty 6s, 2009                                                                           451,000
.........................................................................................................................
           139,000   Mirage Resorts, Inc. debs. 7 1/4s, 2017                                                     143,865
.........................................................................................................................
           332,000   Mohegan Tribal Gaming Authority
                     sr. sub. notes 6 3/8s, 2009                                                                 341,130
.........................................................................................................................
           290,000   Owens Corning bonds 7 1/2s,
                     2018 (In default) (NON)                                                                     237,075
.........................................................................................................................
           760,000   Owens Corning notes 7 1/2s,
                     2005 (In default) (NON)                                                                     615,600
.........................................................................................................................
           390,000   Oxford Industries, Inc.
                     sr. notes 8 7/8s, 2011                                                                      418,763
.........................................................................................................................
           750,000   Park Place Entertainment Corp.
                     sr. notes 7 1/2s, 2009                                                                      839,100
.........................................................................................................................
           415,000   Park Place Entertainment Corp.
                     sr. notes 7s, 2013                                                                          457,538
.........................................................................................................................
           185,000   Park Place Entertainment Corp.
                     sr. sub. notes 8 7/8s, 2008                                                                 209,513
.........................................................................................................................
           845,000   Penn National Gaming, Inc.
                     sr. sub. notes 8 7/8s, 2010                                                                 922,106
.........................................................................................................................
           180,000   Phillips-Van Heusen Corp.
                     sr. notes 7 1/4s, 2011                                                                      189,000
.........................................................................................................................
           460,000   Pinnacle Entertainment, Inc.
                     sr. sub. notes 8 3/4s, 2013                                                                 497,950
.........................................................................................................................
           597,000   Pinnacle Entertainment, Inc.
                     sr. sub. notes 8 1/4s, 2012                                                                 634,313
.........................................................................................................................
           680,000   PRIMEDIA, Inc. company
                     guaranty 8 7/8s, 2011                                                                       719,100
.........................................................................................................................
           700,000   PRIMEDIA, Inc. sr. notes 8s, 2013                                                           720,125
.........................................................................................................................
           300,000   Reader's Digest Association, Inc.
                     (The) sr. notes 6 1/2s, 2011                                                                313,500
.........................................................................................................................
           610,000   Resorts International Hotel and
                     Casino, Inc. company
                     guaranty 11 1/2s, 2009                                                                      716,750
.........................................................................................................................
           110,000   RH Donnelley Finance Corp. I
                     company guaranty 8 7/8s, 2010                                                               122,650
.........................................................................................................................
           390,000   RH Donnelley Finance Corp. I 144A
                     sr. sub. notes 10 7/8s, 2012                                                                463,125
.........................................................................................................................
           580,000   Russell Corp. company
                     guaranty 9 1/4s, 2010                                                                       622,050
.........................................................................................................................
           996,000   Saks, Inc. company guaranty 7s, 2013                                                      1,017,165
.........................................................................................................................
           955,000   Samsonite Corp.
                     sr. sub. notes 8 7/8s, 2011                                                               1,033,788
.........................................................................................................................
           330,000   Schuler Homes, Inc. company
                     guaranty 10 1/2s, 2011                                                                      375,375
.........................................................................................................................
           256,000   Scientific Games Corp. 144A
                     sr. sub. notes 6 1/4s, 2012                                                                 260,480
.........................................................................................................................
           895,000   Sealy Mattress Co.
                     sr. sub. notes 8 1/4s, 2014                                                                 948,700
.........................................................................................................................
           335,000   Standard Pacific Corp.
                     sr. notes 7 3/4s, 2013                                                                      361,800
.........................................................................................................................
            65,000   Starwood Hotels & Resorts
                     Worldwide, Inc. company
                     guaranty 7 7/8s, 2012                                                                        74,263
.........................................................................................................................
           325,000   Starwood Hotels & Resorts
                     Worldwide, Inc. company
                     guaranty 7 3/8s, 2007                                                                       346,531
.........................................................................................................................
           430,000   Station Casinos, Inc. sr. notes 6s, 2012                                                    438,063
.........................................................................................................................
           420,000   Station Casinos, Inc.
                     sr. sub. notes 6 7/8s, 2016                                                                 437,325
.........................................................................................................................
           280,000   Technical Olympic USA, Inc. company
                     guaranty 10 3/8s, 2012                                                                      313,600
.........................................................................................................................
           195,000   Technical Olympic USA, Inc. company
                     guaranty 9s, 2010                                                                           208,650
.........................................................................................................................
           250,000   Technical Olympic USA, Inc. 144A
                     sr. sub. notes 7 1/2s, 2015                                                                 248,125
.........................................................................................................................
           645,000   Tenneco Automotive, Inc. sec.
                     notes Ser. B, 10 1/4s, 2013                                                                 761,100
.........................................................................................................................
           327,000   Tenneco Automotive, Inc. 144A
                     sr. sub. notes 8 5/8s, 2014                                                                 340,080
.........................................................................................................................
           504,000   THL Buildco, Inc. (Nortek, Inc.)
                     144A sr. sub. notes 8 1/2s, 2014                                                            526,680
.........................................................................................................................
           455,000   United Auto Group, Inc. company
                     guaranty 9 5/8s, 2012                                                                       502,775
.........................................................................................................................
           775,000   Vertis, Inc. company
                     guaranty Ser. B, 10 7/8s, 2009                                                              840,875
.........................................................................................................................
           620,000   Vertis, Inc. 144A
                     sub. notes 13 1/2s, 2009                                                                    653,325
.........................................................................................................................
           135,000   WCI Communities, Inc. company
                     guaranty 10 5/8s, 2011                                                                      150,525
.........................................................................................................................
           590,000   WCI Communities, Inc. company
                     guaranty 9 1/8s, 2012                                                                       654,900
.........................................................................................................................
           347,000   William Carter Holdings Co. (The)
                     company guaranty Ser. B, 10 7/8s,
                     2011                                                                                        388,640
.........................................................................................................................
           450,000   WRC Media Corp.
                     sr. sub. notes 12 3/4s, 2009                                                                428,063
.........................................................................................................................
           428,000   Wynn Las Vegas, LLC/Wynn Las Vegas
                     Capital Corp. 144A 1st mtge.
                     6 5/8s, 2014                                                                                423,720
.........................................................................................................................
            52,000   Yell Finance BV sr. notes 10 3/4s,
                     2011 (Netherlands)                                                                           60,138
------------------------------------------------------------------------------------------------------------------------
                                                                                                              49,328,984
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (5.1%)
.........................................................................................................................
            40,000   Adelphia Communications Corp.
                     notes Ser. B, 9 7/8s, 2005 (In default) (NON)                                                38,300
.........................................................................................................................
           220,000   Adelphia Communications Corp.
                     sr. notes 10 7/8s, 2010 (In default) (NON)                                                  217,800
.........................................................................................................................
            45,000   Adelphia Communications Corp.
                     sr. notes 9 3/8s, 2009 (In default) (NON)                                                    44,438
.........................................................................................................................
           330,000   Adelphia Communications Corp.
                     sr. notes Ser. B, 9 7/8s, 2007 (In default) (NON)                                           315,975
.........................................................................................................................
           445,000   Affinity Group, Inc.
                     sr. sub. notes 9s, 2012                                                                     481,713
.........................................................................................................................
           252,000   AMC Entertainment, Inc.
                     sr. sub. notes 9 7/8s, 2012                                                                 274,680
.........................................................................................................................
           753,000   AMC Entertainment, Inc.
                     sr. sub. notes 8s, 2014                                                                     749,235
.........................................................................................................................
           105,423   Archibald Candy Corp. company
                     guaranty 10s, 2007 (In default) (NON) (PIK) (F)                                              22,455
.........................................................................................................................
           134,000   ASG Consolidated LLC/ASG
                     Finance, Inc. 144A sr. disc.
                     notes stepped-coupon zero %
                     (11 1/2s, 11/1/08), 2011 (STP)                                                               85,425
.........................................................................................................................
           490,000   Brand Services, Inc. company
                     guaranty 12s, 2012                                                                          548,800
.........................................................................................................................
             1,000   Cablevision Systems Corp. 144A
                     sr. notes 8s, 2012                                                                            1,068
.........................................................................................................................
           405,000   Capital Records, Inc. 144A company
                     guaranty 8 3/8s, 2009                                                                       454,613
.........................................................................................................................
           180,000   Charter Communications
                     Holdings, LLC/Capital Corp.
                     sr. disc. notes stepped-coupon
                     zero % (12 1/8s, 1/15/07), 2012 (STP)                                                       122,400
.........................................................................................................................
           450,000   Charter Communications
                     Holdings, LLC/Capital Corp.
                     sr. disc. notes stepped-coupon
                     zero % (11 3/4s, 5/15/06), 2011 (STP)                                                       330,750
.........................................................................................................................
           535,000   Charter Communications
                     Holdings, LLC/Capital Corp.
                     sr. notes 11 1/8s, 2011                                                                     484,175
.........................................................................................................................
           735,000   Charter Communications
                     Holdings, LLC/Capital Corp.
                     sr. notes 10 3/4s, 2009                                                                     668,850
.........................................................................................................................
           350,000   Charter Communications
                     Holdings, LLC/Capital Corp.
                     sr. notes 10 1/4s, 2010                                                                     307,125
.........................................................................................................................
         1,420,000   Charter Communications
                     Holdings, LLC/Capital Corp.
                     sr. notes 10s, 2011                                                                       1,214,100
.........................................................................................................................
            75,000   Charter Communications
                     Holdings, LLC/Capital Corp.
                     sr. notes 8 5/8s, 2009                                                                       65,063
.........................................................................................................................
           200,000   Church & Dwight Co., Inc. 144A
                     sr. sub. notes 6s, 2012                                                                     203,500
.........................................................................................................................
           710,000   Cinemark USA, Inc.
                     sr. sub. notes 9s, 2013                                                                     810,288
.........................................................................................................................
           805,000   Cinemark, Inc. sr. disc.
                     notes stepped-coupon zero %
                     (9 3/4s, 3/15/07), 2014 (STP)                                                               607,775
.........................................................................................................................
           275,000   Constellation Brands, Inc. company
                     guaranty Ser. B, 8s, 2008                                                                   301,125
.........................................................................................................................
           380,000   Constellation Brands, Inc.
                     sr. sub. notes Ser. B, 8 1/8s, 2012                                                         415,150
.........................................................................................................................
           340,000   CSC Holdings, Inc. debs. 7 5/8s, 2018                                                       359,550
.........................................................................................................................
           300,000   CSC Holdings, Inc.
                     sr. notes Ser. B, 7 5/8s, 2011                                                              323,250
.........................................................................................................................
           854,000   CSC Holdings, Inc. 144A
                     sr. notes 6 3/4s, 2012                                                                      879,620
.........................................................................................................................
           508,000   Dean Foods Co. sr. notes 6 5/8s, 2009                                                       534,670
.........................................................................................................................
           200,000   Del Monte Corp. company
                     guaranty Ser. B, 9 1/4s, 2011                                                               218,500
.........................................................................................................................
           470,000   Del Monte Corp.
                     sr. sub. notes 8 5/8s, 2012                                                                 526,400
.........................................................................................................................
         1,656,000   Diva Systems Corp. sr. disc.
                     notes Ser. B, 12 5/8s,
                     2008 (In default) (NON)                                                                       7,245
.........................................................................................................................
           750,000   Doane Pet Care Co.
                     sr. sub. debs. 9 3/4s, 2007                                                                 738,750
.........................................................................................................................
           230,000   Domino's, Inc.
                     sr. sub. notes 8 1/4s, 2011                                                                 251,275
.........................................................................................................................
           617,000   Echostar DBS Corp.
                     sr. notes 6 3/8s, 2011                                                                      630,883
.........................................................................................................................
           552,000   Echostar DBS Corp. 144A company
                     guaranty 6 5/8s, 2014                                                                       560,280
.........................................................................................................................
           262,000   Elizabeth Arden, Inc. company
                     guaranty 7 3/4s, 2014                                                                       277,720
.........................................................................................................................
         1,158,000   Granite Broadcasting Corp. sec.
                     notes 9 3/4s, 2010                                                                        1,105,890
.........................................................................................................................
           290,000   Jean Coutu Group, Inc. 144A
                     sr. notes 7 5/8s, 2012 (Canada)                                                             306,675
.........................................................................................................................
           580,000   Jean Coutu Group, Inc. 144A
                     sr. sub. notes 8 1/2s, 2014 (Canada)                                                        594,500
.........................................................................................................................
           825,000   Kabel Deutsheland GmbH 144A
                     sr. notes 10 5/8s, 2014 (Germany)                                                           948,750
.........................................................................................................................
            38,980   Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                                 37,616
.........................................................................................................................
           300,000   North Atlantic Trading Co.
                     sr. notes 9 1/4s, 2012                                                                      253,500
.........................................................................................................................
           677,000   Pinnacle Foods Holding Corp. 144A
                     sr. sub. notes 8 1/4s, 2013                                                                 644,843
.........................................................................................................................
           113,000   Pinnacle Foods Holding Corp. 144A
                     sr. sub. notes 8 1/4s, 2013                                                                 107,633
.........................................................................................................................
           665,000   Playtex Products, Inc. company
                     guaranty 9 3/8s, 2011                                                                       709,888
.........................................................................................................................
           630,000   Playtex Products, Inc. sec.
                     notes 8s, 2011                                                                              688,275
.........................................................................................................................
           615,000   Prestige Brands, Inc. 144A
                     sr. sub. notes 9 1/4s, 2012                                                                 653,438
.........................................................................................................................
           185,000   Quebecor Media, Inc. sr. disc.
                     notes stepped-coupon zero %
                     (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                                     183,150
.........................................................................................................................
           585,000   Rainbow National Services, LLC 144A
                     sr. notes 8 3/4s, 2012                                                                      642,038
.........................................................................................................................
           625,000   Remington Arms Co., Inc. company
                     guaranty 10 1/2s, 2011                                                                      603,125
.........................................................................................................................
           475,000   Rite Aid Corp. company
                     guaranty 9 1/2s, 2011                                                                       521,313
.........................................................................................................................
            30,000   Rite Aid Corp. debs. 6 7/8s, 2013                                                            27,000
.........................................................................................................................
            65,000   Rite Aid Corp. notes 7 1/8s, 2007                                                            65,000
.........................................................................................................................
           300,000   Rite Aid Corp. sec. notes 8 1/8s, 2010                                                      317,250
.........................................................................................................................
           460,000   Rite Aid Corp. sr. notes 9 1/4s, 2013                                                       464,600
.........................................................................................................................
            35,000   Rite Aid Corp. 144A notes 6s, 2005                                                           35,525
.........................................................................................................................
           710,000   Sbarro, Inc. company guaranty 11s,
                     2009                                                                                        717,100
.........................................................................................................................
           215,000   Scotts Co. (The)
                     sr. sub. notes 6 5/8s, 2013                                                                 226,288
.........................................................................................................................
           805,000   Six Flags, Inc. sr. notes 9 5/8s, 2014                                                      809,025
.........................................................................................................................
EUR        157,000   United Biscuits Finance company
                     guaranty 10 5/8s, 2011 (United Kingdom)                                                     227,248
.........................................................................................................................
          $486,000   United Rentals
                     (North America), Inc. company
                     guaranty 6 1/2s, 2012                                                                       473,850
.........................................................................................................................
           289,000   Universal City Florida Holding Co.
                     144A sr. notes 8 3/8s, 2010                                                                 299,838
.........................................................................................................................
           362,000   Universal City Florida Holding Co.
                     144A sr. notes FRN 7.200s, 2010                                                             376,480
.........................................................................................................................
           245,000   Videotron Ltee company
                     guaranty 6 7/8s, 2014 (Canada)                                                              253,269
.........................................................................................................................
           460,000   Vivendi Universal SA
                     sr. notes 6 1/4s, 2008 (France)                                                             499,100
.........................................................................................................................
           605,000   Williams Scotsman, Inc. company
                     guaranty 9 7/8s, 2007                                                                       605,000
.........................................................................................................................
           518,000   Young Broadcasting, Inc. company
                     guaranty 10s, 2011                                                                          552,965
.........................................................................................................................
           300,000   Young Broadcasting, Inc.
                     sr. sub. notes 8 3/4s, 2014                                                                 302,250
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,325,368
------------------------------------------------------------------------------------------------------------------------
Energy (4.2%)
.........................................................................................................................
           845,000   Arch Western Finance, LLC
                     sr. notes 6 3/4s, 2013                                                                      872,463
.........................................................................................................................
           265,000   Arch Western Finance, LLC 144A
                     sr. notes 6 3/4s, 2013                                                                      273,613
.........................................................................................................................
           408,000   Bluewater Finance, Ltd. company
                     guaranty 10 1/4s, 2012
                     (Cayman Islands)                                                                            445,740
.........................................................................................................................
           570,000   BRL Universal Equipment sec.
                     notes 8 7/8s, 2008                                                                          598,500
.........................................................................................................................
           455,000   CHC Helicopter Corp.
                     sr. sub. notes 7 3/8s, 2014 (Canada)                                                        480,025
.........................................................................................................................
           305,000   Chesapeake Energy Corp. company
                     guaranty 9s, 2012                                                                           348,463
.........................................................................................................................
           229,000   Chesapeake Energy Corp. company
                     guaranty 7 3/4s, 2015                                                                       249,038
.........................................................................................................................
           903,000   Chesapeake Energy Corp.
                     sr. notes 7 1/2s, 2013                                                                      983,141
.........................................................................................................................
           234,000   Chesapeake Energy Corp.
                     sr. notes 7s, 2014                                                                          249,210
.........................................................................................................................
           420,000   Comstock Resources, Inc.
                     sr. notes 6 7/8s, 2012                                                                      433,650
.........................................................................................................................
           485,000   Dresser, Inc. company
                     guaranty 9 3/8s, 2011                                                                       531,075
.........................................................................................................................
           140,000   Dresser-Rand Group, Inc. 144A
                     sr. sub. notes 7 3/8s, 2014                                                                 142,800
.........................................................................................................................
           485,000   Encore Acquisition Co. company
                     guaranty 8 3/8s, 2012                                                                       539,563
.........................................................................................................................
           210,000   Encore Acquisition Co.
                     sr. sub. notes 6 1/4s, 2014                                                                 211,050
.........................................................................................................................
           595,000   Exco Resources, Inc. company
                     guaranty 7 1/4s, 2011                                                                       636,650
.........................................................................................................................
           310,000   Forest Oil Corp. company
                     guaranty 7 3/4s, 2014                                                                       337,125
.........................................................................................................................
           465,000   Forest Oil Corp. sr. notes 8s, 2011                                                         531,263
.........................................................................................................................
           185,000   Forest Oil Corp. sr. notes 8s, 2008                                                         203,500
.........................................................................................................................
           320,000   Hanover Compressor Co.
                     sr. notes 9s, 2014                                                                          356,000
.........................................................................................................................
           295,000   Hanover Compressor Co.
                     sr. notes 8 5/8s, 2010                                                                      322,288
.........................................................................................................................
           445,000   Hanover Compressor Co.
                     sub. notes zero %, 2007                                                                     387,150
.........................................................................................................................
           295,000   Hanover Equipment Trust sec.
                     notes Ser. B, 8 3/4s, 2011                                                                  320,075
.........................................................................................................................
           456,000   Harvest Operations Corp. 144A
                     sr. notes 7 7/8s, 2011 (Canada)                                                             459,420
.........................................................................................................................
           175,000   Hornbeck Offshore Services, Inc.
                     144A sr. notes 6 1/8s, 2014                                                                 175,875
.........................................................................................................................
           300,000   KCS Energy, Inc. sr. notes 7 1/8s, 2012                                                     315,000
.........................................................................................................................
           381,000   Key Energy Services, Inc.
                     sr. notes 6 3/8s, 2013                                                                      388,620
.........................................................................................................................
           639,000   Massey Energy Co. sr. notes 6 5/8s,
                     2010                                                                                        667,755
.........................................................................................................................
           620,000   Newfield Exploration Co.
                     sr. notes 7 5/8s, 2011                                                                      697,500
.........................................................................................................................
           294,000   Newfield Exploration Co. 144A
                     sr. sub. notes 6 5/8s, 2014                                                                 310,905
.........................................................................................................................
           555,000   Offshore Logistics, Inc. company
                     guaranty 6 1/8s, 2013                                                                       563,325
.........................................................................................................................
           459,677   Oslo Seismic Services, Inc. 1st
                     mtge. 8.28s, 2011                                                                           487,509
.........................................................................................................................
           290,000   Pacific Energy Partners/Pacific
                     Energy Finance Corp.
                     sr. notes 7 1/8s, 2014                                                                      308,850
.........................................................................................................................
           203,000   Parker Drilling Co. company
                     guaranty Ser. B, 10 1/8s, 2009                                                              213,658
.........................................................................................................................
           620,000   Peabody Energy Corp.
                     sr. notes 5 7/8s, 2016                                                                      618,450
.........................................................................................................................
           405,000   Pemex Project Funding Master Trust
                     company guaranty 8 5/8s, 2022                                                               469,800
.........................................................................................................................
           990,000   Pemex Project Funding Master Trust
                     144A company guaranty 9 1/2s, 2027                                                        1,237,500
.........................................................................................................................
           465,000   Petro Geo-Services notes 10s, 2010
                     (Norway)                                                                                    530,100
.........................................................................................................................
           860,000   Petronas Capital, Ltd. company
                     guaranty 7 7/8s, 2022 (Malaysia)                                                          1,062,100
.........................................................................................................................
           195,000   Petronas Capital, Ltd. company
                     guaranty 7s, 2012 (Malaysia)                                                                222,554
.........................................................................................................................
           398,000   Plains Exploration & Production Co.
                     sr. notes 7 1/8s, 2014                                                                      433,820
.........................................................................................................................
           672,000   Plains Exploration & Production Co.
                     sr. sub. notes 8 3/4s, 2012                                                                 750,960
.........................................................................................................................
           595,000   Pogo Producing Co.
                     sr. sub. notes Ser. B, 8 1/4s, 2011                                                         645,575
.........................................................................................................................
           675,000   Pride sr. notes 7 3/8s, 2014                                                                737,438
.........................................................................................................................
           510,000   Seabulk International, Inc. company
                     guaranty 9 1/2s, 2013                                                                       548,250
.........................................................................................................................
           280,000   Seven Seas Petroleum, Inc.
                     sr. notes Ser. B, 12 1/2s,
                     2005 (In default) (NON) (F)                                                                       3
.........................................................................................................................
           768,000   Star Gas Partners LP/Star Gas
                     Finance Co. sr. notes 10 1/4s, 2013                                                         840,960
.........................................................................................................................
           253,000   Stone Energy Corp. 144A
                     sr. sub. notes 6 3/4s, 2014                                                                 252,368
.........................................................................................................................
           145,000   Tengizchevroil Finance Co. 144A
                     company guaranty 6.124s, 2014
                     (Luxembourg) (S)                                                                            145,725
.........................................................................................................................
           125,000   Universal Compression, Inc.
                     sr. notes 7 1/4s, 2010                                                                      133,438
.........................................................................................................................
           310,000   Vintage Petroleum, Inc.
                     sr. notes 8 1/4s, 2012                                                                      342,550
.........................................................................................................................
           125,000   Vintage Petroleum, Inc.
                     sr. sub. notes 7 7/8s, 2011                                                                 132,813
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,145,203
------------------------------------------------------------------------------------------------------------------------
Financial (0.7%)
.........................................................................................................................
           280,000   Crescent Real Estate Equities LP
                     notes 7 1/2s, 2007 (R)                                                                      300,300
.........................................................................................................................
           685,000   Crescent Real Estate Equities LP
                     sr. notes 9 1/4s, 2009 (R)                                                                  751,788
.........................................................................................................................
           795,000   E*Trade Finance Corp. 144A
                     sr. notes 8s, 2011                                                                          854,625
.........................................................................................................................
         1,046,820   Finova Group, Inc. notes 7 1/2s, 2009                                                       512,942
.........................................................................................................................
           965,000   VTB Bank (VTB Capital) 144A
                     notes 7 1/2s, 2011 (Luxembourg)                                                           1,027,725
.........................................................................................................................
           490,000   Western Financial Bank
                     sub. debs. 9 5/8s, 2012                                                                     558,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,005,980
------------------------------------------------------------------------------------------------------------------------
Health Care (3.2%)
.........................................................................................................................
           284,000   Alderwoods Group, Inc. 144A
                     sr. notes 7 3/4s, 2012                                                                      306,720
.........................................................................................................................
           490,000   AmerisourceBergen Corp. company
                     guaranty 7 1/4s, 2012                                                                       547,575
.........................................................................................................................
           510,000   AmerisourceBergen Corp.
                     sr. notes 8 1/8s, 2008                                                                      567,375
.........................................................................................................................
           840,000   Ardent Health Services, Inc.
                     sr. sub. notes 10s, 2013                                                                    882,000
.........................................................................................................................
           250,000   Community Health Systems, Inc. 144A
                     sr. sub. notes 6 1/2s, 2012                                                                 251,875
.........................................................................................................................
           360,000   Elan Finance PLC/Elan
                     Finance Corp. 144A
                     sr. notes 7 3/4s, 2011 (Ireland)                                                            383,400
.........................................................................................................................
           310,000   Extendicare Health Services, Inc.
                     company guaranty 9 1/2s, 2010                                                               347,200
.........................................................................................................................
           435,000   Extendicare Health Services, Inc.
                     sr. sub. notes 6 7/8s, 2014                                                                 443,700
.........................................................................................................................
           195,000   HCA, Inc. debs. 7.19s, 2015                                                                 204,258
.........................................................................................................................
           210,000   HCA, Inc. notes 8.36s, 2024                                                                 229,348
.........................................................................................................................
           840,000   HCA, Inc. notes 7s, 2007                                                                    881,624
.........................................................................................................................
           204,000   HCA, Inc. notes 6 3/8s, 2015                                                                204,437
.........................................................................................................................
           202,000   HCA, Inc. notes 5 3/4s, 2014                                                                195,682
.........................................................................................................................
           870,000   Healthsouth Corp. notes 7 5/8s, 2012                                                        870,000
.........................................................................................................................
           415,000   Healthsouth Corp. sr. notes 8 1/2s,
                     2008                                                                                        430,563
.........................................................................................................................
           210,000   Healthsouth Corp. sr. notes 8 3/8s,
                     2011                                                                                        216,300
.........................................................................................................................
           300,000   Insight Health Services Corp. 144A
                     company guaranty 9 7/8s, 2011                                                               303,000
.........................................................................................................................
           210,110   Magellan Health Services, Inc.
                     sr. notes Ser. A, 9 3/8s, 2008                                                              228,757
.........................................................................................................................
           515,000   MedQuest, Inc. company
                     guaranty Ser. B, 11 7/8s, 2012                                                              605,125
.........................................................................................................................
           675,000   MQ Associates, Inc. sr. disc.
                     notes stepped-coupon zero %
                     (12 1/4s, 8/15/08), 2012 (STP)                                                              509,625
.........................................................................................................................
           630,000   Omnicare, Inc.
                     sr. sub. notes 6 1/8s, 2013                                                                 633,150
.........................................................................................................................
           668,000   PacifiCare Health Systems, Inc.
                     company guaranty 10 3/4s, 2009                                                              772,375
.........................................................................................................................
           555,000   Province Healthcare Co.
                     sr. sub. notes 7 1/2s, 2013                                                                 621,600
.........................................................................................................................
           260,000   Service Corp. International
                     debs. 7 7/8s, 2013                                                                          282,750
.........................................................................................................................
            60,000   Service Corp. International
                     notes 7.2s, 2006                                                                             62,400
.........................................................................................................................
            20,000   Service Corp. International
                     notes 6 7/8s, 2007                                                                           20,825
.........................................................................................................................
            95,000   Service Corp. International
                     notes 6 1/2s, 2008                                                                           98,088
.........................................................................................................................
           230,000   Service Corp. International
                     notes Ser. *, 7.7s, 2009                                                                    248,400
.........................................................................................................................
           630,000   Service Corp. International/US 144A
                     sr. notes 7s, 2016                                                                          652,050
.........................................................................................................................
           650,000   Stewart Enterprises, Inc.
                     notes 10 3/4s, 2008                                                                         703,625
.........................................................................................................................
           325,000   Tenet Healthcare Corp.
                     notes 7 3/8s, 2013                                                                          315,250
.........................................................................................................................
            55,000   Tenet Healthcare Corp.
                     sr. notes 6 1/2s, 2012                                                                       50,875
.........................................................................................................................
           558,000   Tenet Healthcare Corp.
                     sr. notes 6 3/8s, 2011                                                                      517,545
.........................................................................................................................
           710,000   Tenet Healthcare Corp. 144A
                     sr. notes 9 7/8s, 2014                                                                      773,900
.........................................................................................................................
           655,000   Triad Hospitals, Inc. sr. notes 7s, 2012                                                    689,388
.........................................................................................................................
         1,103,000   Triad Hospitals, Inc.
                     sr. sub. notes 7s, 2013                                                                   1,127,818
.........................................................................................................................
           465,000   Universal Hospital Services, Inc.
                     sr. notes 10 1/8s, 2011                                                                     483,600
.........................................................................................................................
           205,000   US Oncology, Inc. 144A
                     sr. notes 9s, 2012                                                                          229,088
.........................................................................................................................
           145,000   US Oncology, Inc. 144A
                     sr. sub. notes 10 3/4s, 2014                                                                167,838
.........................................................................................................................
           332,000   Vanguard Health Holding Co. II, LLC
                     144A sr. sub. notes 9s, 2014                                                                355,240
.........................................................................................................................
           260,000   Ventas Realty LP/Capital Corp.
                     company guaranty 9s, 2012 (R)                                                               303,225
.........................................................................................................................
           135,000   Ventas Realty LP/Capital Corp. 144A
                     sr. notes 6 5/8s, 2014 (R)                                                                  138,038
.........................................................................................................................
           280,000   VWR International, Inc. 144A
                     sr. notes 6 7/8s, 2012                                                                      293,650
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,149,282
------------------------------------------------------------------------------------------------------------------------
Technology (1.3%)
.........................................................................................................................
           673,000   Advanced Micro Devices, Inc. 144A
                     sr. notes 7 3/4s, 2012                                                                      700,761
.........................................................................................................................
           384,000   AMI Semiconductor, Inc. company
                     guaranty 10 3/4s, 2013                                                                      447,360
.........................................................................................................................
           590,000   Celestica, Inc.
                     sr.sub. notes 7 7/8s, 2011 (Canada)                                                         632,775
.........................................................................................................................
           580,000   Freescale Semiconductor, Inc.
                     sr. notes Ser. B, 7 1/8s, 2014                                                              629,300
.........................................................................................................................
           160,000   Iron Mountain, Inc. company
                     guaranty 8 5/8s, 2013                                                                       170,000
.........................................................................................................................
           140,000   Iron Mountain, Inc. company
                     guaranty 6 5/8s, 2016                                                                       130,550
.........................................................................................................................
            60,000   Lucent Technologies, Inc.
                     debs. 6 1/2s, 2028                                                                           54,150
.........................................................................................................................
           880,000   Lucent Technologies, Inc.
                     debs. 6.45s, 2029                                                                           796,400
.........................................................................................................................
            45,000   Lucent Technologies, Inc.
                     notes 5 1/2s, 2008                                                                           46,238
.........................................................................................................................
           275,000   SCG Holding Corp. 144A notes
                     zero %, 2011                                                                                408,375
.........................................................................................................................
           300,000   Seagate Technology Hdd Holdings
                     company guaranty 8s, 2009
                     (Cayman Islands)                                                                            323,250
.........................................................................................................................
         1,065,000   UGS Corp. 144A sr. sub. notes 10s,
                     2012                                                                                      1,211,438
.........................................................................................................................
           400,000   Xerox Capital Trust I company
                     guaranty 8s, 2027                                                                           416,000
.........................................................................................................................
           345,000   Xerox Corp. notes Ser. MTN, 7.2s,
                     2016                                                                                        369,150
.........................................................................................................................
           945,000   Xerox Corp. sr. notes 7 5/8s, 2013                                                        1,037,138
.........................................................................................................................
           160,000   Xerox Corp. sr. notes 6 7/8s, 2011                                                          170,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,543,285
------------------------------------------------------------------------------------------------------------------------
Transportation (0.4%)
.........................................................................................................................
           460,000   American Airlines, Inc.
                     pass-through certificates
                     Ser. 01-1, 6.817s, 2011                                                                     432,400
.........................................................................................................................
           595,000   Calair, LLC/Calair Capital Corp.
                     company guaranty 8 1/8s, 2008                                                               478,975
.........................................................................................................................
           790,000   Kansas City Southern Railway Co.
                     company guaranty 9 1/2s, 2008                                                               896,650
.........................................................................................................................
           160,000   Kansas City Southern Railway Co.
                     company guaranty 7 1/2s, 2009                                                               168,000
.........................................................................................................................
           274,462   NWA Trust sr. notes Ser. A, 9 1/4s,
                     2012                                                                                        291,958
.........................................................................................................................
           170,000   Travel Centers of America, Inc.
                     company guaranty 12 3/4s, 2009                                                              193,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,461,783
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (4.1%)
.........................................................................................................................
            48,000   AES Corp. (The) sr. notes 8 7/8s, 2011                                                       54,840
.........................................................................................................................
            28,000   AES Corp. (The) sr. notes 8 3/4s, 2008                                                       30,660
.........................................................................................................................
           670,000   AES Corp. (The) 144A sec. notes 9s,
                     2015                                                                                        766,313
.........................................................................................................................
           680,000   AES Corp. (The) 144A sec.
                     notes 8 3/4s, 2013                                                                          773,500
.........................................................................................................................
           470,000   Allegheny Energy Supply 144A
                     bonds 8 1/4s, 2012                                                                          525,225
.........................................................................................................................
           285,000   Allegheny Energy Supply 144A sec.
                     notes 10 1/4s, 2007                                                                         323,475
.........................................................................................................................
           240,000   CenterPoint Energy Resources Corp.
                     debs. 6 1/2s, 2008                                                                          257,340
.........................................................................................................................
           195,000   CenterPoint Energy Resources Corp.
                     sr. notes Ser. B, 7 7/8s, 2013                                                              231,775
.........................................................................................................................
           235,000   CMS Energy Corp. pass-through
                     certificates 7s, 2005                                                                       235,000
.........................................................................................................................
            65,000   CMS Energy Corp. sr. notes 8 1/2s, 2011                                                      73,856
.........................................................................................................................
           155,000   CMS Energy Corp. sr. notes 7 3/4s, 2010                                                     169,531
.........................................................................................................................
           292,000   DPL, Inc. bonds 8 1/8s, 2031                                                                330,806
.........................................................................................................................
           635,000   DPL, Inc. sr. notes 6 7/8s, 2011                                                            693,504
.........................................................................................................................
           240,000   Dynegy Holdings, Inc.
                     sr. notes 6 7/8s, 2011                                                                      231,000
.........................................................................................................................
           970,000   Dynegy Holdings, Inc. 144A sec.
                     notes 10 1/8s, 2013                                                                       1,110,650
.........................................................................................................................
           320,000   Dynegy-Roseton Danskamme company
                     guaranty Ser. A, 7.27s, 2010                                                                322,400
.........................................................................................................................
           480,000   Dynegy-Roseton Danskamme company
                     guaranty Ser. B, 7.67s, 2016                                                                459,600
.........................................................................................................................
           235,000   Edison Mission Energy
                     sr. notes 10s, 2008                                                                         269,663
.........................................................................................................................
            10,000   Edison Mission Energy
                     sr. notes 9 7/8s, 2011                                                                       11,850
.........................................................................................................................
           340,000   El Paso Corp. sr. notes 7 3/8s, 2012                                                        344,250
.........................................................................................................................
           795,000   El Paso Corp. sr. notes Ser. MTN,
                     7 3/4s, 2032                                                                                761,213
.........................................................................................................................
           160,000   El Paso Natural Gas Co.
                     debs. 8 5/8s, 2022                                                                          186,600
.........................................................................................................................
           850,000   El Paso Production Holding Co.
                     company guaranty 7 3/4s, 2013                                                               890,375
.........................................................................................................................
           525,000   Ferrellgas Partners LP/Ferrellgas
                     Partners Finance sr. notes 6 3/4s, 2014                                                     539,438
.........................................................................................................................
           180,000   Kansas Gas & Electric debs. 8.29s, 2016                                                     185,810
.........................................................................................................................
         1,030,000   Midwest Generation, LLC sec.
                     sr. notes 8 3/4s, 2034                                                                    1,169,050
.........................................................................................................................
           700,000   Mission Energy Holding Co. sec.
                     notes 13 1/2s, 2008                                                                         873,250
.........................................................................................................................
           320,000   Monongahela Power Co. 144A 1st.
                     mtge. 6.7s, 2014                                                                            354,845
.........................................................................................................................
           464,000   Nevada Power Co. 2nd mtge. 9s, 2013                                                         542,880
.........................................................................................................................
           182,000   Nevada Power Co. 144A general ref.
                     mtge. 5 7/8s, 2015                                                                          183,365
.........................................................................................................................
           865,000   Northwest Pipeline Corp. company
                     guaranty 8 1/8s, 2010                                                                       956,904
.........................................................................................................................
            50,000   NorthWestern Corp. debs. 6.95s,
                     2028 (In default) (NON) (F)                                                                       1
.........................................................................................................................
            90,000   NorthWestern Corp. notes 8 3/4s,
                     2012 (In default) (NON) (F)                                                                       1
.........................................................................................................................
           247,000   NorthWestern Corp. 144A sec.
                     sr. notes 5 7/8s, 2014                                                                      252,674
.........................................................................................................................
         1,635,000   NRG Energy, Inc. 144A sr. sec.
                     notes 8s, 2013                                                                            1,782,150
.........................................................................................................................
           550,000   Orion Power Holdings, Inc.
                     sr. notes 12s, 2010                                                                         698,500
.........................................................................................................................
           515,000   PSEG Energy Holdings, Inc.
                     notes 7 3/4s, 2007                                                                          544,613
.........................................................................................................................
           410,000   SEMCO Energy, Inc.
                     sr. notes 7 3/4s, 2013                                                                      450,231
.........................................................................................................................
           120,000   Sierra Pacific Power Co. general
                     ref. mtge. 6 1/4s, 2012                                                                     125,250
.........................................................................................................................
           745,000   Sierra Pacific Resources
                     sr. notes 8 5/8s, 2014                                                                      841,850
.........................................................................................................................
            80,000   Southern California Edison Co.
                     notes 6 3/8s, 2006                                                                           82,511
.........................................................................................................................
           265,000   Teco Energy, Inc. notes 10 1/2s, 2007                                                       305,413
.........................................................................................................................
           150,000   Teco Energy, Inc. notes 7.2s, 2011                                                          164,250
.........................................................................................................................
           255,000   Teco Energy, Inc. notes 7s, 2012                                                            278,588
.........................................................................................................................
            65,000   Tennessee Gas Pipeline Co.
                     debs. 7s, 2028                                                                               65,163
.........................................................................................................................
           334,000   Tennessee Gas Pipeline Co. unsecd.
                     notes 7 1/2s, 2017                                                                          368,235
.........................................................................................................................
           452,000   Texas Genco LLC/Texas Genco
                     Financing Corp. 144A
                     sr. notes 6 7/8s, 2014                                                                      467,255
.........................................................................................................................
            80,000   Transcontinental Gas Pipeline Corp.
                     debs. 7 1/4s, 2026                                                                           87,000
.........................................................................................................................
           885,000   Utilicorp Canada Finance Corp.
                     company guaranty 7 3/4s, 2011 (Canada)                                                      919,294
.........................................................................................................................
           298,000   Utilicorp United, Inc.
                     sr. notes 9.95s, 2011                                                                       337,485
.........................................................................................................................
           356,000   Western Resources, Inc.
                     sr. notes 9 3/4s, 2007                                                                      399,046
.........................................................................................................................
           120,000   Williams Cos., Inc. (The)
                     notes 8 3/4s, 2032                                                                          137,850
.........................................................................................................................
           455,000   Williams Cos., Inc. (The)
                     notes 7 5/8s, 2019                                                                          500,500
.........................................................................................................................
           199,241   York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON) (F)                                                     20
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,666,848
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $203,511,495)                                                                    $217,466,573
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (14.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $14,400,000   Federal Home Loan Mortgage
                     Corporation 6 1/2s, TBA,
                     January 1, 2035                                                                         $15,108,751
.........................................................................................................................
                     Federal National Mortgage
                     Association Pass-Through
                     Certificates
.........................................................................................................................
            51,158   7 1/2s, September 1, 2022                                                                    54,915
.........................................................................................................................
             2,227   7s, June 1, 2032                                                                              2,361
.........................................................................................................................
         4,763,438   6 1/2s, with due dates from
                     March 1, 2026 to November 1, 2034                                                         5,001,581
.........................................................................................................................
        30,900,000   6 1/2s, TBA, January 1, 2035                                                             32,396,719
.........................................................................................................................
           572,842   5s, April 1, 2019                                                                           583,001
.........................................................................................................................
        16,000,000   5s, TBA, January 1, 2020                                                                 16,252,499
.........................................................................................................................
         3,129,402   4 1/2s, with due dates from
                     August 1, 2033 to May 1, 2034                                                             3,032,219
.........................................................................................................................
        11,000,000   4 1/2s, TBA, January 1, 2020                                                             10,963,907
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government Agency
                     Mortgage Obligations
                     (cost $83,316,151)                                                                      $83,395,953
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (15.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
                     U.S. Treasury Bonds
.........................................................................................................................
       $17,389,000   6 1/4s, May 15, 2030                                                                    $20,766,271
.........................................................................................................................
         8,570,000   6 1/4s, August 15, 2023                                                                  10,024,222
.........................................................................................................................
                     U.S. Treasury Notes
.........................................................................................................................
        16,078,000   4 1/4s, August 15, 2013                                                                  16,201,096
.........................................................................................................................
        12,217,000   3 1/4s, August 15, 2008                                                                  12,159,733
.........................................................................................................................
        11,745,000   1 5/8s, March 31, 2005                                                                   11,726,648
.........................................................................................................................
        40,835,000   U.S. Treasury Strip zero %,
                     November 15, 2024                                                                        14,956,901
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Treasury Obligations
                     (cost $83,132,021)                                                                      $85,834,871
------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (10.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $360,000   Brazil (Federal Republic of)
                     bonds 10 1/2s, 2014                                                                        $427,140
.........................................................................................................................
         1,465,000   Brazil (Federal Republic of)
                     bonds 10 1/8s, 2027                                                                       1,670,100
.........................................................................................................................
         1,330,000   Brazil (Federal Republic of)
                     bonds 8 7/8s, 2019                                                                        1,399,825
.........................................................................................................................
           713,000   Bulgaria (Republic of) 144A
                     bonds 8 1/4s, 2015                                                                          891,250
.........................................................................................................................
CAD      1,800,000   Canada (Government of)
                     bonds 5 1/2s, 2010                                                                        1,624,343
.........................................................................................................................
CAD        585,000   Canada (Government of)
                     bonds Ser. WL43, 5 3/4s, 2029                                                               551,597
.........................................................................................................................
          $300,000   Colombia (Republic of)
                     bonds 10 3/8s, 2033                                                                         347,250
.........................................................................................................................
           720,000   Colombia (Republic of)
                     bonds Ser. NOV, 9 3/4s, 2009                                                                820,080
.........................................................................................................................
         1,635,000   Colombia (Republic of)
                     notes 10 3/4s, 2013                                                                       1,952,190
.........................................................................................................................
           800,000   Development Bank of China
                     notes 4 3/4s, 2014 (China)                                                                  781,809
.........................................................................................................................
           250,000   Dominican (Republic of)
                     notes 9.04s, 2013                                                                           206,875
.........................................................................................................................
         1,125,000   Ecuador (Republic of)
                     bonds stepped-coupon Ser. REGS, 7s,
                     (8s, 8/15/05), 2030 (STP)                                                                   972,000
.........................................................................................................................
           225,000   El Salvador (Republic of)
                     bonds 8 1/4s, 2032                                                                          228,150
.........................................................................................................................
EUR      2,945,000   France (Government of)
                     bonds 5 3/4s, 2032                                                                        4,953,155
.........................................................................................................................
EUR      5,155,000   France (Government of)
                     bonds 5 1/2s, 2010                                                                        7,853,906
.........................................................................................................................
EUR        920,000   France (Government of) deb. 4s, 2009                                                      1,304,138
.........................................................................................................................
EUR      4,710,000   Germany (Federal Republic of)
                     bonds Ser. 97, 6s, 2007                                                                   6,919,871
.........................................................................................................................
EUR      1,190,000   Greece (Hellenic Republic of)
                     bonds 3 1/2s, 2008                                                                        1,649,676
.........................................................................................................................
          $395,000   Indonesia (Republic of) FRN 3.205s,
                     2005                                                                                        392,038
.........................................................................................................................
           155,000   Indonesia (Republic of) FRN 2.795s,
                     2006                                                                                        151,900
.........................................................................................................................
         1,165,000   Indonesia (Republic of) 144A
                     sr. notes 6 3/4s, 2014                                                                    1,165,000
.........................................................................................................................
           285,000   Peru (Republic of) bonds 8 3/4s,
                     2033                                                                                        309,938
.........................................................................................................................
           825,000   Philippines (Republic of)
                     bonds 8 3/8s, 2011                                                                          827,063
.........................................................................................................................
           405,000   Philippines (Republic of)
                     notes 10 5/8s, 2025                                                                         432,338
.........................................................................................................................
           730,000   Philippines (Republic of)
                     sr. notes 8 7/8s, 2015                                                                      730,000
.........................................................................................................................
         4,860,625   Russia (Federation of) 144A
                     unsub. stepped-coupon 5s
                     (7 1/2s, 3/31/07), 2030 (STP) (S)                                                         4,989,432
.........................................................................................................................
           810,000   Russia (Ministry of Finance) deb.
                     Ser. V, 3s, 2008                                                                            754,839
.........................................................................................................................
           990,000   South Africa (Republic of)
                     notes 7 3/8s, 2012                                                                        1,128,600
.........................................................................................................................
           675,000   South Africa (Republic of)
                     notes 6 1/2s, 2014                                                                          733,388
.........................................................................................................................
SEK     22,945,000   Sweden (Government of)
                     bonds Ser. 3101, 4s, 2008                                                                 4,303,505
.........................................................................................................................
SEK     26,845,000   Sweden (Government of)
                     debs. Ser. 1041, 6 3/4s, 2014                                                             4,937,569
.........................................................................................................................
        $2,005,000   United Mexican States
                     bonds Ser. MTN, 8.3s, 2031                                                                2,344,848
.........................................................................................................................
           340,000   Venezuela (Republic of)
                     bonds 9 3/8s, 2034                                                                          359,550
.........................................................................................................................
           740,000   Venezuela (Republic of)
                     notes 10 3/4s, 2013                                                                         884,300
.........................................................................................................................
           275,000   Venezuela (Republic of)
                     notes 8 1/2s, 2014                                                                          291,500
.........................................................................................................................
           625,000   Venezuela (Republic of)
                     unsub. bonds 5 3/8s, 2010                                                                   586,875
------------------------------------------------------------------------------------------------------------------------
                     Total Foreign Government Bonds
                     and Notes (cost $49,117,525)                                                            $59,876,038
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (10.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $352,110   ABSC NIMS Trust 144A Ser. 03-HE5,
                     Class A, 7s, 2033                                                                          $353,870
.........................................................................................................................
                     Aegis Asset Backed Securities Trust 144A
.........................................................................................................................
            66,766   Ser. 04-1N, Class Note, 5s, 2034                                                             66,766
.........................................................................................................................
           162,281   Ser. 04-2N, Class N1, 4 1/2s, 2034                                                          161,900
.........................................................................................................................
           132,192   Ser. 04-4N, Class Note, 5s, 2034                                                            132,192
.........................................................................................................................
           235,000   Ameriquest Finance NIM Trust 144A
                     Ser. 04-RN9, Class N2, 10s, 2034                                                            217,681
.........................................................................................................................
         2,861,818   Amortizing Residential Collateral
                     Trust Ser. 02-BC1, Class A,
                     Interest Only (IO), 6s, 2005                                                                 25,662
.........................................................................................................................
            38,410   AQ Finance NIM Trust 144A
                     Ser. 03-N9A, Class Note, 7.385s, 2033                                                        38,506
.........................................................................................................................
                     Arcap REIT, Inc. 144A
.........................................................................................................................
           326,000   Ser. 03-1A, Class E, 7.11s, 2038                                                            346,783
.........................................................................................................................
           175,000   Ser. 04-1A, Class E, 6.42s, 2039                                                            177,707
.........................................................................................................................
                     Argent NIM Trust 144A
.........................................................................................................................
            43,669   Ser. 03-N6, Class A, 6.4s, 2034
                     (Cayman Islands)                                                                             43,778
.........................................................................................................................
            41,835   Ser. 04-WN2, Class A, 4.55s, 2034
                     (Cayman Islands)                                                                             41,887
.........................................................................................................................
                     Asset Backed Funding Corp. NIM
                     Trust 144A
.........................................................................................................................
             2,923   Ser. 03-WF1, Class N1, 8.35s, 2032                                                            2,923
.........................................................................................................................
           127,000   Ser. 04-0PT1, Class N2, 6.9s, 2033
                     (Cayman Islands)                                                                            126,999
.........................................................................................................................
           148,352   Ser. 04-0PT5, Class N1, 4 1/2s,
                     2034 (Cayman Islands)                                                                       148,352
.........................................................................................................................
           213,824   Ser. 04-FF1, Class N1, 5s, 2034
                     (Cayman Islands)                                                                            213,121
.........................................................................................................................
            30,000   Ser. 04-FF1, Class N2, 5s, 2034
                     (Cayman Islands)                                                                             27,651
.........................................................................................................................
           197,000   Ser. 04-HE1, Class N2, 8s, 2034
                     (Cayman Islands)                                                                            191,408
.........................................................................................................................
           261,994   Aviation Capital Group Trust 144A
                     FRB Ser. 03-2A, Class G1, 3.11s, 2033                                                       262,383
.........................................................................................................................
           270,000   Bank One Issuance Trust FRB
                     Ser. 03-C4, Class C4, 3.430s, 2011                                                          270,074
.........................................................................................................................
        15,043,789   Bayview Financial Acquisition Trust
                     Ser. 03-X, Class A, IO, 0.9s, 2006                                                          267,623
.........................................................................................................................
                     Bear Stearns Asset Backed
                     Securities NIM Trust 144A
.........................................................................................................................
           208,423   Ser. 04-HE10, Class A1, 4 1/4s,
                     2034 (Cayman Islands)                                                                       208,423
.........................................................................................................................
           315,289   Ser. 04-HE6, Class A1, 5 1/4s, 2034
                     (Cayman Islands)                                                                            315,831
.........................................................................................................................
           215,036   Ser. 04-HE7N, Class A1, 5 1/4s,
                     2034 (Cayman Islands)                                                                       215,440
.........................................................................................................................
           223,000   Bear Stearns Asset Backed
                     Securities, Inc. Ser. 04-FR3,
                     Class M6, 3 1/4s, 2034                                                                      223,000
.........................................................................................................................
                     Bombardier Capital Mortgage
                     Securitization Corp.
.........................................................................................................................
           610,861   Ser. 99-B, Class A3, 7.18s, 2015                                                            470,363
.........................................................................................................................
           635,198   Ser. 99-B, Class A4, 7.3s, 2016                                                             490,995
.........................................................................................................................
           142,555   Bombardier Capital Mortgage
                     Securitization Corp. FRB Ser. 00-A,
                     Class A1, 2.560s, 2030                                                                       73,681
.........................................................................................................................
                     CARSSX Finance, Ltd. 144A
.........................................................................................................................
            87,987   FRB Ser. 04-AA, Class B3, 5.75s,
                     2011 (Cayman Islands)                                                                        89,912
.........................................................................................................................
           447,050   FRB Ser. 04-AA, Class B4, 7.900s,
                     2011 (Cayman Islands)                                                                       458,872
.........................................................................................................................
           110,000   Chase Credit Card Master Trust FRB
                     Ser. 03-3, Class C, 3.48s, 2010                                                             112,731
.........................................................................................................................
                     Chase Funding Net Interest Margin
                     144A
.........................................................................................................................
            46,541   Ser. 03-4A, Class Note, 6 3/4s, 2036                                                         46,657
.........................................................................................................................
             8,324   Ser. 03-5A, Class Note, 5 3/4s, 2034                                                          8,324
.........................................................................................................................
                     CHEC NIM Ltd., 144A
.........................................................................................................................
           243,777   Ser. 04-2, Class N1, 4.45s, 2034
                     (Cayman Islands)                                                                            243,763
.........................................................................................................................
            73,000   Ser. 04-2, Class N2, 8s, 2034
                     (Cayman Islands)                                                                             72,583
.........................................................................................................................
            45,000   Ser. 04-2, Class N3, 8s, 2034
                     (Cayman Islands)                                                                             38,700
.........................................................................................................................
                     Conseco Finance
                     Securitizations Corp.
.........................................................................................................................
           266,718   Ser. 00-2, Class A4, 8.48s, 2030                                                            268,051
.........................................................................................................................
         1,568,383   Ser. 00-4, Class A4, 7.73s, 2031                                                          1,532,188
.........................................................................................................................
           187,000   Ser. 00-4, Class A5, 7.97s, 2032                                                            160,321
.........................................................................................................................
         2,644,000   Ser. 00-4, Class A6, 8.31s, 2032                                                          2,304,174
.........................................................................................................................
           775,320   Ser. 00-6, Class M2, 8.2s, 2032                                                              77,532
.........................................................................................................................
           209,000   Ser. 01-04, Class A4, 7.36s, 2033                                                           214,648
.........................................................................................................................
            97,000   Ser. 01-1, Class A5, 6.99s, 2032                                                             92,284
.........................................................................................................................
            11,000   Ser. 01-3, Class A3, 5.79s, 2033                                                             11,228
.........................................................................................................................
         2,422,000   Ser. 01-3, Class A4, 6.91s, 2033                                                          2,406,792
.........................................................................................................................
           200,000   Ser. 01-3, Class M2, 7.44s, 2033                                                             33,000
.........................................................................................................................
           726,048   Ser. 01-4, Class B1, 9.4s, 2033                                                              98,017
.........................................................................................................................
         1,924,171   Ser. 02-1, Class A, 6.681s, 2033                                                          2,010,758
.........................................................................................................................
           241,000   FRB Ser. 01-4, Class M1, 4.03s, 2033                                                        100,296
.........................................................................................................................
           697,000   Consumer Credit Reference IDX
                     Securities 144A  FRB Ser. 02-1A,
                     Class A, 4.520s, 2007                                                                       705,907
.........................................................................................................................
                     Countrywide Asset Backed
                     Certificates 144A
.........................................................................................................................
         1,024,831   Ser. 04-6N, Class N1, 6 1/4s, 2035                                                        1,024,831
.........................................................................................................................
           162,087   Ser. 04-BC1N, Class Note, 5 1/2s,
                     2035                                                                                        161,884
.........................................................................................................................
           361,000   Crest, Ltd. 144A Ser. 03-2A,
                     Class E2, 8s, 2038                                                                          360,520
.........................................................................................................................
           340,000   First Chicago Lennar Trust 144A
                     Ser. 97-CHL1, Class E, 7.863s, 2039                                                         347,119
.........................................................................................................................
                     First Franklin NIM Trust 144A
.........................................................................................................................
           118,878   Ser. 03-FF3A, Class A, 6 3/4s, 2033                                                         118,417
.........................................................................................................................
            24,890   Ser. 04-FF1, Class N1, 4 1/2s, 2034                                                          24,821
.........................................................................................................................
           251,206   Ser. 04-FF10, Class N1, 4.45s, 2034
                     (Cayman Islands)                                                                            251,189
.........................................................................................................................
                     Fremont NIM Trust 144A
.........................................................................................................................
            49,105   Ser. 04-3, Class B, 7 1/2s, 2034                                                             48,137
.........................................................................................................................
            15,309   Ser. 03-B, Class Note, 5.65s, 2033                                                           15,328
.........................................................................................................................
           222,772   Ser. 04-A, Class Note, 4 3/4s, 2034                                                         221,993
.........................................................................................................................
           201,872   Ser. 04-3, Class A, 4 1/2s, 2034                                                            201,529
.........................................................................................................................
                     Granite Mortgages PLC FRB
.........................................................................................................................
EUR      1,225,000   Ser. 03-2, Class 2C1, 5.2s,
                     2043 (United Kingdom)                                                                     1,744,147
.........................................................................................................................
GBP        920,000   Ser. 03-2, Class 3C, 6.444s,
                     2043 (United Kingdom)                                                                     1,812,573
.........................................................................................................................
          $280,000   Ser. 02-1, Class 1C, 3.379s, 2042
                     (United Kingdom)                                                                            284,396
.........................................................................................................................
                     Green Tree Financial Corp.
.........................................................................................................................
           287,679   Ser. 94-4, Class B2, 8.6s, 2019                                                             202,541
.........................................................................................................................
           691,199   Ser. 94-6, Class B2, 9s, 2020                                                               550,711
.........................................................................................................................
           289,077   Ser. 95-4, Class B1, 7.3s, 2025                                                             272,636
.........................................................................................................................
           285,417   Ser. 95-8, Class B1, 7.3s, 2026                                                             225,811
.........................................................................................................................
           126,729   Ser. 95-F, Class B2, 7.1s, 2021                                                             115,244
.........................................................................................................................
           304,000   Ser. 96-8, Class M1, 7.85s, 2027                                                            267,380
.........................................................................................................................
            87,008   Ser. 99-3, Class A5, 6.16s, 2031                                                             87,946
.........................................................................................................................
         1,056,000   Ser. 99-5, Class A5, 7.86s, 2030                                                            944,329
.........................................................................................................................
                     Greenpoint Manufactured Housing
.........................................................................................................................
         2,534,853   Ser. 00-3, Class IA, 8.45s, 2031                                                          2,465,145
.........................................................................................................................
            50,000   Ser. 99-5, Class A4, 7.59s, 2028                                                             53,125
.........................................................................................................................
           963,000   GS Auto Loan Trust 144A Ser. 04-1,
                     Class D, 5s, 2011                                                                           948,364
.........................................................................................................................
                     GSAMP Trust 144A
.........................................................................................................................
            42,048   Ser. 03-HE1N, Class Note, 7 1/4s, 2033                                                       42,073
.........................................................................................................................
            84,654   Ser. 04-FM1N, Class Note, 5 1/4s, 2033                                                       84,578
.........................................................................................................................
           116,701   Ser. 04-HE1N, Class N1, 5s, 2034                                                            116,491
.........................................................................................................................
         1,147,403   Ser. 04-NIM1, Class N1, 5 1/2s, 2034                                                      1,146,830
.........................................................................................................................
           404,000   Ser. 04-NIM1, Class N2, zero %, 2034                                                        298,891
.........................................................................................................................
         1,072,847   Ser. 04-NIM2, Class N, 4 7/8s, 2034                                                       1,068,234
.........................................................................................................................
            84,072   Ser. 04-RENM, Class Note, 5 1/2s, 2032                                                       84,072
.........................................................................................................................
           178,473   Ser. 04-SE2N, Class Note, 5 1/2s, 2034                                                      178,383
.........................................................................................................................
                     Holmes Financing PLC FRB
.........................................................................................................................
           170,000   Ser. 4, Class 3C, 3.37s, 2040
                     (United Kingdom)                                                                            172,176
.........................................................................................................................
           280,000   Ser. 5, Class 2C, 3.52s, 2040
                     (United Kingdom)                                                                            280,784
.........................................................................................................................
           192,000   Ser. 8, Class 2C, 2.79s, 2040
                     (United Kingdom)                                                                            192,780
.........................................................................................................................
                     Home Equity Asset Trust 144A
.........................................................................................................................
            97,094   Ser. 02-5N, Class A, 8s, 2033                                                                97,336
.........................................................................................................................
            12,416   Ser. 03-4N, Class A, 8s, 2033                                                                12,447
.........................................................................................................................
            95,367   Ser. 03-7N, Class A, 5 1/4s, 2034                                                            95,426
.........................................................................................................................
           213,784   Ser. 04-5N, Class A, 5 1/4s, 2034                                                           214,051
.........................................................................................................................
            65,036   Ser. 04-1N, Class A, 5s, 2034                                                                65,036
.........................................................................................................................
                     LNR CDO, Ltd. 144A FRB
.........................................................................................................................
         1,135,000   Ser. 02-1A, Class FFL, 5.167s, 2037
                     (Cayman Islands)                                                                          1,118,316
.........................................................................................................................
           660,000   Ser. 03-1A, Class EFL, 5.41s, 2036
                     (Cayman Islands)                                                                            716,958
.........................................................................................................................
                     Long Beach Asset Holdings Corp. NIM
                     Trust 144A
.........................................................................................................................
            22,085   Ser. 03-2, Class N1, 7.627s, 2033                                                            22,085
.........................................................................................................................
            13,742   Ser. 03-4, Class N1, 6.535s, 2033                                                            13,742
.........................................................................................................................
           229,989   Ser. 04-5, Class Note, 5s, 2034                                                             230,495
.........................................................................................................................
           160,072   Ser. 04-2, Class N1, 4.94s, 2034                                                            160,072
.........................................................................................................................
         1,279,399   Long Beach Mortgage Loan Trust
                     Ser. 04-3, Class S1, IO, 4 1/2s, 2006                                                        70,967
.........................................................................................................................
GBP        700,000   Lothian Mortgages PLC 144A FRN
                     Ser. 3A, Class D, 5.699s, 2039
                     (United Kingdom)                                                                          1,343,790
.........................................................................................................................
          $925,076   Madison Avenue Manufactured Housing
                     Contract FRB Ser. 02-A, Class B1,
                     5.668s, 2032                                                                                508,792
.........................................................................................................................
                     Master Asset Backed Securities NIM
                     Trust 144A
.........................................................................................................................
           111,000   Ser. 04-CI5, Class N2, 10s, 2034                                                            110,878
.........................................................................................................................
           185,510   Ser. 04-HE1, Class A, 5 1/4s, 2034                                                          185,492
.........................................................................................................................
           110,000   MBNA Credit Card Master Note Trust
                     FRN Ser. 03-C5, Class C5, 3.58s, 2010                                                       112,483
.........................................................................................................................
            60,843   Merrill Lynch Mortgage
                     Investors, Inc. Ser. 03-WM3N,
                     Class N1, 8s, 2005                                                                           61,001
.........................................................................................................................
                     Merrill Lynch Mortgage
                     Investors, Inc. 144A
.........................................................................................................................
           123,682   Ser. 04-FM1N, Class N1, 5s, 2035                                                            123,138
.........................................................................................................................
            98,766   Ser. 04-HE1N, Class N1, 5s, 2006                                                             98,075
.........................................................................................................................
           143,945   Mid-State Trust Ser. 11, Class B,
                     8.221s, 2038                                                                                139,473
.........................................................................................................................
           181,000   Morgan Stanley ABS Capital I FRB
                     Ser. 04-HE8, Class B3, 5.618s, 2034                                                         182,843
.........................................................................................................................
           134,000   Morgan Stanley Auto Loan Trust 144A
                     Ser. 04-HB2, Class E, 5s, 2012                                                              129,854
.........................................................................................................................
                     Morgan Stanley Dean Witter
                     Capital I FRN
.........................................................................................................................
           152,777   Ser. 01-NC3, Class B1, 4.868s, 2031                                                         151,480
.........................................................................................................................
           307,000   Ser. 01-NC4, Class B1, 4.918s, 2032                                                         304,377
.........................................................................................................................
            65,188   New Century Mortgage Corp. NIM
                     Trust 144A Ser. 03-B, Class Note,
                     6 1/2s, 2033                                                                                 65,412
.........................................................................................................................
            55,503   Novastar NIM Trust 144A Ser. 04-N1,
                     Class Note, 4.458s, 2034                                                                     55,503
.........................................................................................................................
                     Oakwood Mortgage Investors, Inc.
.........................................................................................................................
           709,000   Ser. 00-D, Class A4, 7.4s, 2030                                                             463,241
.........................................................................................................................
         1,137,152   Ser. 01-C, Class A2, 5.92s, 2017                                                            723,900
.........................................................................................................................
           544,741   Ser. 01-C, Class A4, 7.405s, 2030                                                           381,875
.........................................................................................................................
           911,773   Ser. 01-E, Class A2, 5.05s, 2019                                                            745,089
.........................................................................................................................
           105,115   Ser. 02-A, Class A2, 5.01s, 2020                                                             88,890
.........................................................................................................................
           344,000   Ser. 02-B, Class A4, 7.09s, 2032                                                            308,304
.........................................................................................................................
         1,585,519   Ser. 02-C, Class A1, 5.41s, 2032                                                          1,409,255
.........................................................................................................................
           627,234   Ser. 99-B, Class A4, 6.99s, 2026                                                            567,451
.........................................................................................................................
         1,071,106   Ser. 99-D, Class A1, 7.84s, 2029                                                          1,013,372
.........................................................................................................................
           233,937   Oakwood Mortgage Investors, Inc.
                     144A Ser. 01-B, Class A4, 7.21s, 2030                                                       222,898
.........................................................................................................................
           377,000   Ocean Star PLC 144A FRB Ser. 04-A,
                     Class E, 8.606s, 2018 (Ireland)                                                             377,000
.........................................................................................................................
                     Option One Mortgage
                     Securities Corp. NIM Trust 144A
.........................................................................................................................
             3,446   Ser. 03-2B, Class N1, 7.63s, 2033
                     (Cayman Islands)                                                                              3,446
.........................................................................................................................
            35,073   Ser. 03-5, Class Note, 6.9s, 2033                                                            35,249
.........................................................................................................................
            56,000   Park Place Securities NIM Trust
                     144A Ser. 04-WCW2, Class D, 7.387s,
                     2034                                                                                         56,000
.........................................................................................................................
           207,417   Pass-Through Amortizing Credit Card
                     Trust Ser. 02-1A, Class A4FL,
                     7.61s, 2012                                                                                 207,800
.........................................................................................................................
            80,000   People's Choice Net Interest Margin
                     Note 144A Ser. 04-2, Class B, 5s, 2034                                                       72,480
.........................................................................................................................
                     Permanent Financing PLC FRB
.........................................................................................................................
           170,000   Ser. 1, Class 3C, 3.66s, 2042
                     (United Kingdom)                                                                            171,632
.........................................................................................................................
           280,000   Ser. 3, Class 3C, 3.61s, 2042
                     (United Kingdom)                                                                            283,808
.........................................................................................................................
GBP        686,000   Ser. 6, Class 3C, 2.85s, 2042
                     (United Kingdom)                                                                          1,316,914
.........................................................................................................................
        $1,078,000   Providian Gateway Master Trust
                     Ser. 02, Class B, zero %, 2006                                                              979,668
.........................................................................................................................
         2,109,836   Residential Asset Mortgage
                     Products, Inc. Ser. 03-RZ1,
                     Class A, IO, 5 3/4s, 2005                                                                    52,620
.........................................................................................................................
           397,091   Residential Asset Securities Corp.
                     144A Ser. 04-N10B, Class A1, 5s, 2034                                                       397,091
.........................................................................................................................
           136,465   Rural Housing Trust Ser. 87-1,
                     Class D, 6.33s, 2026                                                                        140,388
.........................................................................................................................
                     SAIL Net Interest Margin Notes 144A
.........................................................................................................................
           226,282   Ser. 03-10A, Class A, 7 1/2s, 2033
                     (Cayman Islands)                                                                            227,414
.........................................................................................................................
            22,030   Ser. 03-13A, Class A, 6 3/4s, 2033
                     (Cayman Islands)                                                                             22,140
.........................................................................................................................
            82,407   Ser. 03-3, Class A, 7 3/4s, 2033
                     (Cayman Islands)                                                                             83,025
.........................................................................................................................
            34,669   Ser. 03-4, Class A, 7 1/2s, 2033
                     (Cayman Islands)                                                                             34,631
.........................................................................................................................
           166,764   Ser. 03-5, Class A, 7.35s, 2033
                     (Cayman Islands)                                                                            166,716
.........................................................................................................................
            52,701   Ser. 03-6A, Class A, 7s, 2033
                     (Cayman Islands)                                                                             52,701
.........................................................................................................................
           125,209   Ser. 03-7A, Class A, 7s, 2033
                     (Cayman Islands)                                                                            124,280
.........................................................................................................................
            30,297   Ser. 03-8A, Class A, 7s, 2033
                     (Cayman Islands)                                                                             30,144
.........................................................................................................................
            77,244   Ser. 03-9A, Class A, 7s, 2033
                     (Cayman Islands)                                                                             76,842
.........................................................................................................................
           142,824   Ser. 03-BC2A, Class A, 7 3/4s, 2033
                     (Cayman Islands)                                                                            142,408
.........................................................................................................................
           528,701   Ser. 04-10A, Class A, 5s, 2034
                     (Cayman Islands)                                                                            528,913
.........................................................................................................................
           350,480   Ser. 04-2A, Class A, 5 1/2s, 2034
                     (Cayman Islands)                                                                            350,480
.........................................................................................................................
           368,301   Ser. 04-4A, Class A, 5s, 2034
                     (Cayman Islands)                                                                            367,748
.........................................................................................................................
           260,976   Ser. 04-7A, Class A, 4 3/4s, 2034
                     (Cayman Islands)                                                                            260,613
.........................................................................................................................
            45,737   Ser. 04-7A, Class B, 6 3/4s, 2034
                     (Cayman Islands)                                                                             44,978
.........................................................................................................................
           213,058   Ser. 04-8A, Class A, 5s, 2034
                     (Cayman Islands)                                                                            213,058
.........................................................................................................................
           154,309   Ser. 04-8A, Class B, 6 3/4s, 2034
                     (Cayman Islands)                                                                            150,845
.........................................................................................................................
           226,581   Ser. 04-AA, Class A, 4 1/2s, 2034
                     (Cayman Islands)                                                                            225,788
.........................................................................................................................
                     Sasco Net Interest Margin Trust 144A
.........................................................................................................................
            62,564   Ser. 03-AM1, Class A, 7 3/4s, 2033                                                           62,259
.........................................................................................................................
           233,686   Ser. 03-BC1, Class B, zero %, 2033                                                          198,633
.........................................................................................................................
            65,566   Saxon Net Interest Margin Trust
                     144A Ser. 03-A, Class A, 6.656s, 2033                                                        65,566
.........................................................................................................................
                     Sharps SP I, LLC Net Interest
                     Margin Trust 144A
.........................................................................................................................
            52,883   Ser. 03-0P1N, Class NA, 4.45s, 2033                                                          52,820
.........................................................................................................................
            40,230   Ser. 03-HS1N, Class N, 7.48s, 2033                                                           40,331
.........................................................................................................................
            25,588   Ser. 03-TC1N, Class N, 7.45s, 2033                                                           25,588
.........................................................................................................................
            59,825   Ser. 03-NC1N, Class N, 7 1/4s, 2033                                                          60,070
.........................................................................................................................
            20,272   Ser. 04-FM1N, Class N, 6.16s, 2033                                                           20,322
.........................................................................................................................
            91,969   Ser. 04-HE2N, Class NA, 5.43s, 2034                                                          91,739
.........................................................................................................................
            27,982   Ser. 04-HS1N, Class Note, 5.92s, 2034                                                        27,982
.........................................................................................................................
           120,000   South Coast Funding 144A FRB Ser. 3A,
                     Class A2, 3.46s, 2038                                                                       121,500
.........................................................................................................................
                     Structured Asset Investment Loan
                     Trust
.........................................................................................................................
           116,295   Ser. 03-BC1A, Class A, 7 3/4s, 2033                                                         116,659
.........................................................................................................................
         3,760,735   Ser. 03-BC2, Class A, IO, 6s, 2005                                                           52,394
.........................................................................................................................
         1,630,671   Ser. 03-BC8, Class A, IO, 6s, 2005                                                           38,761
.........................................................................................................................
         9,021,739   Ser. 04-1, Class A, IO, 6s, 2005                                                            259,127
.........................................................................................................................
           395,000   TIAA Real Estate CD0, Ltd.
                     Ser. 03-1A, Class E, 8s, 2038
                     (Cayman Islands)                                                                            380,564
.........................................................................................................................
           351,000   TIAA Real Estate CD0, Ltd. 144A
                     Ser. 02-1A, Class IV, 6.84s, 2037                                                           331,146
.........................................................................................................................
         2,110,350   Washington Mutual Ser. 03-S1,
                     Class A11, IO, 5 1/2s, 2033                                                                  95,625
.........................................................................................................................
                     Wells Fargo Home Equity Trust 144A
.........................................................................................................................
           822,464   Ser. 04-2, Class N1, 4.45s, 2034                                                            822,415
.........................................................................................................................
           168,000   Ser. 04-2, Class N2, 8s, 2034                                                               159,600
.........................................................................................................................
                     Whole Auto Loan Trust 144A
.........................................................................................................................
           504,148   Ser. 03-1, Class D, 6s, 2010                                                                502,730
.........................................................................................................................
           335,000   Ser. 04-1, Class D, 5.6s, 2011                                                              333,587
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $57,573,867)                                                                      $55,987,180
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $282,000   Banc of America Commercial
                     Mortgage, Inc. 144A Ser. 01-1,
                     Class K, 6 1/8s, 2036                                                                      $209,385
.........................................................................................................................
           111,000   Banc of America Large Loan 144A FRN
                     Ser. 02-FL2A, Class L1, 5.34s, 2014                                                         111,317
.........................................................................................................................
           280,000   Bear Stearns Commercial Mortgage
                     Securitization Corp. 144A
                     Ser. 04-ESA, Class K, 4.6s, 2016                                                            279,999
.........................................................................................................................
           414,000   Commercial Mortgage Pass-Through
                     Certificates 144A Ser. 01-FL4A,
                     Class D, 2.95s, 2013                                                                        403,590
.........................................................................................................................
                     CS First Boston Mortgage
                     Securities Corp. 144A
.........................................................................................................................
           292,000   FRB Ser. 03-TF2A, Class L, 6.400s, 2014                                                     290,346
.........................................................................................................................
           758,000   Ser. 98-C1, Class F, 6s, 2040                                                               553,991
.........................................................................................................................
           275,000   Ser. 02-CP5, Class M, 5 1/4s, 2035                                                          196,870
.........................................................................................................................
        20,179,910   Deutsche Mortgage & Asset
                     Receiving Corp. Ser. 98-C1,
                     Class X, IO, 1.076s, 2031                                                                   542,864
.........................................................................................................................
                     DLJ Commercial Mortgage Corp.
.........................................................................................................................
           226,150   Ser. 98-CF2, Class B4, 6.04s, 2031                                                          220,524
.........................................................................................................................
           723,280   Ser. 98-CF2, Class B5, 5.95s, 2031                                                          493,080
.........................................................................................................................
                     DLJ Mortgage Acceptance Corp. 144A
.........................................................................................................................
           212,000   Ser. 97-CF1, Class B2, 8.16s, 2030                                                           53,000
.........................................................................................................................
           206,000   Ser. 97-CF1, Class B1, 7.91s, 2030                                                          225,423
.........................................................................................................................
GBP        105,650   European Loan Conduit 144A FRN Ser. 6A,
                     Class F,7.148s, 2010 (United Kingdom)                                                       205,636
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
          $100,925   Ser. 98-51, Class SG, IO, 24.6s, 2022                                                        47,886
.........................................................................................................................
           366,942   Ser. 02-36, Class SJ, 14.081s, 2029                                                         389,890
.........................................................................................................................
               607   Ser. 92-15, Class L, IO, 10.376s,
                     2022                                                                                          5,565
.........................................................................................................................
           385,957   Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                         413,411
.........................................................................................................................
             4,539   Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                           4,863
.........................................................................................................................
               488   Ser. 02-W1, Class 2A, 7 1/2s, 2042                                                              520
.........................................................................................................................
             2,662   Ser. 02-14, Class A2, 7 1/2s, 2042                                                            2,848
.........................................................................................................................
           435,563   Ser. 01-T10, Class A2, 7 1/2s, 2041                                                         464,315
.........................................................................................................................
             1,518   Ser. 02-T4, Class A3, 7 1/2s, 2041                                                            1,622
.........................................................................................................................
             3,026   Ser. 01-T8, Class A1, 7 1/2s, 2041                                                            3,230
.........................................................................................................................
         1,691,198   Ser. 01-T7, Class A1, 7 1/2s, 2041                                                        1,803,350
.........................................................................................................................
           254,781   Ser. 01-T3, Class A1, 7 1/2s, 2040                                                          271,867
.........................................................................................................................
           768,683   Ser. 01-T1, Class A1, 7 1/2s, 2040                                                          821,685
.........................................................................................................................
           318,211   Ser. 99-T2, Class A1, 7 1/2s, 2039                                                          340,269
.........................................................................................................................
           159,870   Ser. 00-T6, Class A1, 7 1/2s, 2030                                                          170,472
.........................................................................................................................
           753,624   Ser. 01-T4, Class A1, 7 1/2s, 2028                                                          808,865
.........................................................................................................................
               980   Ser. 02-W3, Class A5, 7 1/2s, 2028                                                            1,048
.........................................................................................................................
           797,153   Ser. 03-58, Class ID, IO, 6s, 2033                                                          150,836
.........................................................................................................................
           803,565   Ser. 03-26, Class IG, IO, 6s, 2033                                                          122,703
.........................................................................................................................
           627,350   Ser. 322, Class 2, IO, 6s, 2032                                                             124,882
.........................................................................................................................
           838,036   Ser. 318, Class 2, IO, 6s, 2032                                                             169,286
.........................................................................................................................
         1,103,321   Ser. 03-118, Class S, IO, 5.683s, 2033                                                      139,639
.........................................................................................................................
         1,112,792   Ser. 03-118, Class SF, IO, 5.683s, 2033                                                     139,099
.........................................................................................................................
           795,035   Ser. 02-36, Class QH, IO, 5.633s, 2029                                                       29,154
.........................................................................................................................
         3,719,364   Ser. 338, Class 2, IO, 5 1/2s, 2033                                                         782,810
.........................................................................................................................
         1,664,950   Ser. 329, Class 2, IO, 5 1/2s, 2033                                                         351,721
.........................................................................................................................
         1,711,037   Ser. 03-45, Class PI, IO, 5 1/2s, 2029                                                      160,410
.........................................................................................................................
         2,236,527   Ser. 03-37, Class IC, IO, 5 1/2s, 2027                                                      206,181
.........................................................................................................................
           305,233   Ser. 03-6, Class IB, IO, 5 1/2s, 2022                                                         6,068
.........................................................................................................................
         5,558,976   Ser. 03-34, Class ES, IO, 4.583s, 2033                                                      389,880
.........................................................................................................................
         2,336,824   Ser. 03-34, Class SG, IO, 4.583s, 2033                                                      165,463
.........................................................................................................................
         6,629,270   Ser. 03-W10, Class 1A, IO, 1.703s, 2043                                                     155,125
.........................................................................................................................
         7,864,565   Ser. 03-W10, Class 3A, IO, 1.664s, 2043                                                     189,536
.........................................................................................................................
         4,048,336   Ser. 03-W17, Class 12, IO, 1.158s, 2033                                                     132,330
.........................................................................................................................
         7,045,130   Ser. 00-T6, IO, 0.752s, 2030                                                                126,592
.........................................................................................................................
        11,609,687   Ser. 02-T18, IO, 0.521s, 2042                                                               165,141
.........................................................................................................................
           135,666   Ser. 99-51, Class N, Principal Only (PO),
                     zero %, 2029                                                                                115,761
.........................................................................................................................
            59,353   Ser. 99-52, Class MO, PO, zero %, 2026                                                       57,153
.........................................................................................................................
                     Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
.........................................................................................................................
             6,096   Ser. T-58, Class 4A, 7 1/2s, 2043                                                             6,516
.........................................................................................................................
         3,448,254   Ser. T-57, Class 1AX, IO, 0.449s, 2043                                                       37,617
.........................................................................................................................
        11,759,568   FFCA Secured Lending Corp.
                     Ser. 00-1, Class X, IO, 1.563s, 2020                                                        692,421
.........................................................................................................................
                     Freddie Mac
.........................................................................................................................
           419,739   IFB Ser. 2763, Class SC, 19.000s, 2032                                                      491,359
.........................................................................................................................
         2,462,661   Ser. 216, IO, 6s, 2032                                                                      485,506
.........................................................................................................................
         1,209,000   Ser. 2515, Class IG, IO, 5 1/2s, 2032                                                       317,347
.........................................................................................................................
           578,501   Ser. 2626, Class IK, IO, 5 1/2s, 2030                                                       111,462
.........................................................................................................................
           622,000   Ser. 2590, Class IH, IO, 5 1/2s, 2028                                                       116,625
.........................................................................................................................
           428,832   Ser. 2833, Class IK, IO, 5 1/2s, 2023                                                        61,779
.........................................................................................................................
           285,552   Ser. 215, PO, zero %, 2031                                                                  262,409
.........................................................................................................................
           267,341   Ser. 2235, PO, zero %, 2030                                                                 225,987
.........................................................................................................................
                     GE Capital Commercial
                     Mortgage Corp. 144A
.........................................................................................................................
           468,000   Ser. 00-1, Class G, 6.131s, 2033                                                            418,462
.........................................................................................................................
           290,000   Ser. 00-1, Class H, 6.131s, 2033                                                            207,424
.........................................................................................................................
           418,345   GMAC Commercial Mortgage
                     Securities, Inc. 144A Ser. 99-C3,
                     Class G, 6.974s, 2036                                                                       333,751
.........................................................................................................................
                     Government National Mortgage
                     Association
.........................................................................................................................
           276,251   Ser. 01-43, Class SJ, IO, 5.19s, 2029                                                         3,583
.........................................................................................................................
           519,641   Ser. 99-31, Class MP, PO, zero %, 2029                                                      462,994
.........................................................................................................................
           127,247   Ser. 98-2, Class EA, PO, zero %, 2028                                                       105,914
.........................................................................................................................
           178,000   GS Mortgage Securities Corp. II
                     144A FRB Ser. 03-FL6A, Class L,
                     5.650s, 2015                                                                                178,223
.........................................................................................................................
GBP        965,589   Hermione (European Loan Conduit No.
                     14) 144A FRB Class A, 5.348s, 2011
                     (Ireland)                                                                                 1,863,837
.........................................................................................................................
          $199,915   LB Commercial Conduit Mortgage
                     Trust 144A Ser. 99-C1, Class G,
                     6.41s, 2031                                                                                 192,443
.........................................................................................................................
           567,000   Lehman Brothers Floating Rate
                     Commercial Mortgage Trust 144A FRN
                     Ser. 03-LLFA, Class L, 6.15s, 2014                                                          559,420
.........................................................................................................................
                     Mach One Commercial Mortgage Trust
                     144A
.........................................................................................................................
           333,000   Ser. 04-1A, Class J, 5.45s, 2040                                                            277,405
.........................................................................................................................
           167,000   Ser. 04-1A, Class K, 5.45s, 2040                                                            136,105
.........................................................................................................................
            76,000   Ser. 04-1A, Class L, 5.45s, 2040                                                             55,192
.........................................................................................................................
         5,636,799   Merrill Lynch Mortgage
                     Investors, Inc. Ser. 96-C2,
                     Class JS, IO, 2.13s, 2028                                                                   286,911
.........................................................................................................................
         4,457,000   Merrill Lynch Mortgage Trust 144A
                     Ser. 04-BPC1, Class XC, IO,
                     0.059s, 2041                                                                                 85,658
.........................................................................................................................
         1,380,000   Morgan Stanley Capital I 144A
                     Ser. 04-RR, Class F7, 6s, 2039                                                            1,010,974
.........................................................................................................................
         3,502,357   Mortgage Capital Funding, Inc.
                     Ser. 97-MC2, Class X, IO, 1.285s, 2012                                                       90,879
.........................................................................................................................
                     Starwood Asset Receivables Trust 144A FRB
.........................................................................................................................
           149,724   Ser. 03-1A, Class F, 3.52s, 2022                                                            149,919
.........................................................................................................................
           190,558   Ser. 03-1A, Class E, 3.468s, 2022                                                           190,806
.........................................................................................................................
                     STRIPS 144A
.........................................................................................................................
           133,000   Ser. 03-1A, Class M, 5s, 2018
                     (Cayman Islands)                                                                            110,337
.........................................................................................................................
           158,000   Ser. 03-1A, Class N, 5s, 2018
                     (Cayman Islands)                                                                            118,137
.........................................................................................................................
           143,000   Ser. 04-1A, Class M, 5s, 2018
                     (Cayman Islands)                                                                            119,863
.........................................................................................................................
           137,000   Ser. 04-1A, Class N, 5s, 2018
                     (Cayman Islands)                                                                            104,161
.........................................................................................................................
EUR        306,000   Titan Europe PLC 144 FRN Ser. 04-2A,
                     Class D, 3.08s, 2014 (Ireland)                                                              415,885
.........................................................................................................................
          $152,000   Trizechahn Office Properties Trust
                     144A Ser. 01-TZHA, Class D3,
                     6.943s, 2013                                                                                160,732
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage Obligations
                     (cost $26,662,751)                                                                      $23,665,544
------------------------------------------------------------------------------------------------------------------------
SENIOR LOANS (3.0%) (a) (c)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Basic Materials (0.1%)
.........................................................................................................................
          $136,882   Graphics Packaging bank term loan
                     FRN Ser. Ser. C, 4.509s, 2010                                                              $139,175
.........................................................................................................................
           173,688   Hercules, Inc. bank term loan FRN
                     Ser. B, 3.952s, 2010                                                                        174,469
.........................................................................................................................
           114,449   Nalco Co. bank term loan FRN
                     Ser. B, 4.326s, 2010                                                                        115,987
.........................................................................................................................
           145,361   SGL Carbon, LLC bank term loan FRN
                     4.950s, 2009                                                                                146,088
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 575,719
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.2%)
.........................................................................................................................
           124,599   Allied Waste Industries, Inc. bank
                     term loan FRN 5.125s, 2010                                                                  126,377
.........................................................................................................................
            21,215   Allied Waste Industries, Inc. bank
                     term loan FRN Ser. C, 1.840s, 2010                                                           21,460
.........................................................................................................................
           182,869   Amsted Industries bank term loan
                     FRN 4.884s, 2010                                                                            185,384
.........................................................................................................................
           127,458   EaglePicher bank term loan FRN
                     Ser. B, 5.460s, 2009                                                                        128,096
.........................................................................................................................
            64,596   Flowserve Corp. bank term loan FRN
                     Ser. C, 5.033s, 2009                                                                         65,565
.........................................................................................................................
            98,750   IESI Corp. bank term loan FRN
                     5.079s, 2010                                                                                 99,367
.........................................................................................................................
            98,858   Invensys, PLC bank term loan FRN
                     Ser. B-1, 5.477s, 2009
                     (United Kingdom)                                                                            100,217
.........................................................................................................................
           118,119   Mueller Group bank term loan FRN
                     5.099s, 2011                                                                                119,153
.........................................................................................................................
           124,063   Solo Cup Co. bank term loan FRN
                     4.8762s, 2011                                                                               126,234
.........................................................................................................................
            91,654   SPX Corp. bank term loan FRN
                     Ser. B-1, 4 1/4s, 2009                                                                       91,998
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,063,851
------------------------------------------------------------------------------------------------------------------------
Communication Services (0.1%)
.........................................................................................................................
            49,667   Consolidated Communications bank
                     term loan FRN Ser. C, 4.645s, 2012                                                           50,412
.........................................................................................................................
           231,000   Nextel Communications, Inc. bank
                     term loan FRN Ser. E, 4.688s, 2010                                                          231,130
.........................................................................................................................
            69,473   PanAmSat Corp. bank term loan FRN
                     Ser. B, 5.160s, 2011                                                                         69,813
.........................................................................................................................
           162,500   Qwest Communications
                     International, Inc. bank term loan
                     FRN Ser. A, 7.390s, 2007                                                                    169,305
.........................................................................................................................
            49,750   SBA Senior Finance, Inc. bank term
                     loan FRN 4.869s, 2008                                                                        50,325
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 570,985
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.7%)
.........................................................................................................................
           350,000   Advertising Direct bank term loan
                     FRN 4.4s, 2011                                                                              352,625
.........................................................................................................................
           350,000   Boise Cascade Corp. bank term loan
                     FRN Ser. C, 4.469s, 2011                                                                    350,438
.........................................................................................................................
           123,350   Coinmach Corp. bank term loan FRN
                     Ser. B, 5.362s, 2009                                                                        124,584
.........................................................................................................................
           163,525   Dex Media West, LLC bank term loan
                     FRN Ser. B, 4.177s, 2010                                                                    165,024
.........................................................................................................................
         1,000,000   Dollarama bank term loan FRN
                     Ser. B, 6 1/2s, 2010                                                                      1,007,500
.........................................................................................................................
           100,000   Goodyear Tire & Rubber Co. (The)
                     bank term loan FRN 7.03s, 2006                                                              101,250
.........................................................................................................................
            75,000   Goodyear Tire & Rubber Co. (The)
                     bank term loan FRN 4.6s, 2007                                                                75,703
.........................................................................................................................
           142,792   Hayes Lemmerz International, Inc.
                     bank term loan FRN 6.044s, 2009                                                             144,815
.........................................................................................................................
           162,963   Lamar Media bank term loan FRN
                     Ser. D, 4.063s, 2010                                                                        164,389
.........................................................................................................................
            50,000   Landsource bank term loan FRN
                     Ser. B, 4.938s, 2010                                                                         50,688
.........................................................................................................................
            75,128   Penn National Gaming, Inc. bank
                     term loan FRN Ser. D, 4.48s, 2010                                                            75,316
.........................................................................................................................
           127,175   PRIMEDIA, Inc. bank term loan FRN
                     Ser. B, 5.063s, 2009                                                                        124,154
.........................................................................................................................
           215,280   RH Donnelley Finance Corp. bank
                     term loan FRN Ser. B, 4.187s, 2011                                                          217,276
.........................................................................................................................
            83,929   Sealy Mattress Co. bank term loan
                     FRN Ser. C, 4.535s, 2012                                                                     85,048
.........................................................................................................................
           350,000   TRW Automotive bank term loan FRN
                     Ser. B, 3.52s, 2010                                                                         350,438
.........................................................................................................................
           104,475   TRW Automotive bank term loan FRN
                     Ser. D-1, 4 1/8s, 2011                                                                      105,154
.........................................................................................................................
           137,500   WRC Media Corp. bank term loan FRN
                     6.761s, 2009                                                                                136,469
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,630,871
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (1.0%)
.........................................................................................................................
            97,444   AMF Bowling Worldwide bank term
                     loan FRN Ser. B, 5.485s, 2009                                                                98,297
.........................................................................................................................
           900,000   Century Cable Holdings bank term
                     loan FRN 7 1/4s, 2009                                                                       893,571
.........................................................................................................................
           549,000   Charter Communications
                     Holdings, LLC/Capital Corp. bank
                     term loan FRN Ser. B, 5.380s, 2011                                                          549,286
.........................................................................................................................
         1,000,000   Constellation Brands, Inc. bank
                     term loan FRN Ser. B, 3.770s, 2011                                                        1,013,250
.........................................................................................................................
           158,993   Del Monte Foods Co. bank term loan
                     FRN Ser. B, 4.380s, 2010                                                                    161,378
.........................................................................................................................
           123,888   DirecTV bank term loan FRN
                     Ser. B-2, 4.400s, 2010                                                                      125,251
.........................................................................................................................
           100,000   Dole Holding Co. bank term loan FRN
                     7s, 2010                                                                                    102,250
.........................................................................................................................
            69,300   Insight Midwest LP/Insight
                     Capital, Inc. bank term loan FRN
                     5.188s, 2009                                                                                 70,320
.........................................................................................................................
         1,000,000   Mediacom bank term loan FRN Ser. B,
                     4.587s, 2012                                                                              1,002,500
.........................................................................................................................
           149,625   MGM Studios bank term loan FRN
                     Ser. B, 4.480s, 2011                                                                        149,924
.........................................................................................................................
           440,000   Olympus Cable bank term loan FRN
                     Ser. B, 7s, 2010                                                                            436,769
.........................................................................................................................
           243,139   Roundy's bank term loan FRN Ser. B,
                     4.264s, 2009                                                                                245,571
.........................................................................................................................
            84,461   Six Flags, Inc. bank term loan FRN
                     Ser. B, 4.840s, 2009                                                                         85,596
.........................................................................................................................
           152,916   Sun Media bank term loan FRN
                     Ser. B, 4.144s, 2009                                                                        153,824
.........................................................................................................................
           500,000   Universal City Development bank
                     term loan FRN Ser. B, 4.410s, 2011                                                          507,500
.........................................................................................................................
           198,500   Warner Music Group bank term loan
                     FRN Ser. B, 5.209s, 2011                                                                    200,981
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,796,268
------------------------------------------------------------------------------------------------------------------------
Energy (--%)
.........................................................................................................................
           150,000   Dresser, Inc. bank term loan FRN
                     5.84s, 2010                                                                                 152,250
------------------------------------------------------------------------------------------------------------------------
Financial (0.1%)
.........................................................................................................................
           700,000   General Growth Property bank term
                     loan FRN Ser. B, 4.53s, 2008                                                                701,750
------------------------------------------------------------------------------------------------------------------------
Health Care (0.3%)
.........................................................................................................................
           123,438   Beverly Enterprises, Inc. bank term
                     loan FRN 4.510s, 2008                                                                       125,135
.........................................................................................................................
            99,750   Community Health Systems, Inc. bank
                     term loan FRN Ser. B, 4.150s, 2011                                                          100,483
.........................................................................................................................
           197,010   Concentra bank term loan FRN
                     5.044s, 2009                                                                                198,570
.........................................................................................................................
           295,684   DaVita, Inc. bank term loan FRN
                     Ser. B, 4.182s, 2009                                                                        296,001
.........................................................................................................................
            99,500   Fisher Scientific
                     International, Inc. bank term loan
                     FRN Ser. B, 3.681s, 2011                                                                    100,184
.........................................................................................................................
            98,750   Hanger Orthopedic Group, Inc. bank
                     term loan FRN 5.475s, 2009                                                                   99,614
.........................................................................................................................
           108,625   Kinetic Concepts, Inc. bank term
                     loan FRN Ser. B, 3.73s, 2011                                                                109,259
.........................................................................................................................
           123,438   Medex, Inc. bank term loan FRN
                     Ser. B, 5.4147s, 2009                                                                       124,775
.........................................................................................................................
           476,607   Triad Hospitals, Inc. bank term
                     loan FRN Ser. B, 4.46s, 2008                                                                482,505
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,636,526
------------------------------------------------------------------------------------------------------------------------
Technology (0.3%)
.........................................................................................................................
         1,500,000   Iron Mountain, Inc. bank term loan
                     FRN 4.188s, 2011                                                                          1,509,375
------------------------------------------------------------------------------------------------------------------------
Transportation (--%)
.........................................................................................................................
           106,373   Pacer International, Inc. bank term
                     loan FRN 4.406s, 2010                                                                       107,702
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (0.2%)
.........................................................................................................................
           616,000   El Paso Corp. bank term loan FRN
                     Ser. B, 5.188s, 2009                                                                        620,791
.........................................................................................................................
           159,000   El Paso Corp. bank term loan
                     FRN Ser. C, 5.165s, 2009                                                                    160,019
.........................................................................................................................
           100,000   Unisource Energy bank term loan FRN
                     Ser. B, 5.652s, 2011                                                                         98,875
.........................................................................................................................
            98,505   Williams Products bank term loan
                     FRN Ser. C, 4.994s, 2007                                                                     99,818
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 979,503
------------------------------------------------------------------------------------------------------------------------
                     Total Senior Loans (cost $16,465,303)                                                   $16,724,800
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             1,719   AboveNet, Inc. (NON) (S)                                                                    $55,008
.........................................................................................................................
             2,113   Alderwoods Group, Inc. (NON)                                                                 24,046
.........................................................................................................................
           640,000   AMRESCO Creditor Trust (acquired
                     6/19/99, cost $106,356) (RES) (NON) (R) (F)                                                     640
.........................................................................................................................
               800   Birch Telecom, Inc. (NON) (F)                                                                     8
.........................................................................................................................
               411   Comdisco Holding Co., Inc. (S)                                                                9,169
.........................................................................................................................
         2,443,632   Contifinancial Corp. Liquidating
                     Trust Units                                                                                  48,873
.........................................................................................................................
            13,547   Covad Communications
                     Group, Inc. (NON) (S)                                                                        29,126
.........................................................................................................................
               420   Crown Castle International Corp. (NON)                                                        6,989
.........................................................................................................................
               832   Genesis HealthCare Corp. (NON)                                                               29,145
.........................................................................................................................
            39,628   Globix Corp. (NON)                                                                          142,661
.........................................................................................................................
           465,000   iPCS Escrow, Inc. (NON) (F)                                                                     465
.........................................................................................................................
            10,822   iPCS, Inc. (NON)                                                                            330,071
.........................................................................................................................
               182   Knology, Inc. (NON)                                                                             712
.........................................................................................................................
                90   Leucadia National Corp.                                                                       6,253
.........................................................................................................................
             5,742   Lodgian, Inc. (NON)                                                                          70,627
.........................................................................................................................
           110,000   Loewen Group
                     International, Inc. (NON) (F)                                                                    11
.........................................................................................................................
             4,563   Northwestern Corp. (NON)                                                                    127,764
.........................................................................................................................
               704   Polymer Group, Inc. Class A (NON)                                                            13,376
.........................................................................................................................
               528   PSF Group Holdings, Inc. 144A
                     Class A (NON) (F)                                                                           792,150
.........................................................................................................................
            44,535   Regal Entertainment Group (F)                                                               924,547
.........................................................................................................................
               139   Sterling Chemicals, Inc. (NON)                                                                5,178
.........................................................................................................................
               722   Sun Healthcare Group, Inc. (NON)                                                              6,650
.........................................................................................................................
                16   USA Mobility, Inc. (NON)                                                                        565
.........................................................................................................................
           815,601   VFB LLC (acquired various dates
                     from 6/22/99 to 10/27/00,
                     cost $535,954) (RES)                                                                        167,198
.........................................................................................................................
             4,031   Washington Group
                     International, Inc. (NON)                                                                   166,279
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $7,398,876)                                                                        $2,957,511
------------------------------------------------------------------------------------------------------------------------
BRADY BONDS (0.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,305,000   Argentina (Republic of) govt.
                     guaranty FRB Ser. L-GL, 3 1/2s, 2023                                                       $730,800
.........................................................................................................................
           339,709   Brazil (Federal Republic of) FRB
                     Ser. 18 YR, 3 1/8s, 2012                                                                    324,014
.........................................................................................................................
           432,356   Brazil (Federal Republic of) govt.
                     guaranty FRB Ser. RG, 3 1/8s, 2012                                                          412,382
.........................................................................................................................
           540,000   Peru (Republic of) coll. FLIRB
                     Ser. 20 YR, 4 1/2s, 2017                                                                    502,200
.........................................................................................................................
           479,600   Peru (Republic of) FRB Ser. 20 YR,
                     5s, 2017                                                                                    458,641
------------------------------------------------------------------------------------------------------------------------
                     Total Brady Bonds
                     (cost $2,030,897)                                                                        $2,428,037
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             9,150   Doane Pet Care Co. $7.125 pfd.                                                             $475,800
.........................................................................................................................
                13   Dobson Communications Corp.
                     13.00% pfd. (PIK)                                                                             5,200
.........................................................................................................................
               310   First Republic Capital Corp. 144A
                     10.50% pfd.                                                                                 319,300
.........................................................................................................................
            10,883   iStar Financial, Inc. Ser. F, $1.95
                     cum. pfd. (R)                                                                               280,917
.........................................................................................................................
                86   Paxson Communications Corp. 14.25%
                     cum. pfd. (PIK)                                                                             632,100
.........................................................................................................................
               681   Rural Cellular Corp. Ser. B,
                     11.375% cum. pfd. (PIK)                                                                     524,370
------------------------------------------------------------------------------------------------------------------------
                     Total Preferred Stocks
                     (cost $2,195,423)                                                                        $2,237,687
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             7,735   Crown Castle International Corp.
                     $3.125 cum. cv. pfd.                                                                       $377,081
.........................................................................................................................
             2,026   Emmis Communications Corp. Ser. A,
                     $3.125 cum. cv. pfd.                                                                         93,196
.........................................................................................................................
             4,632   Omnicare, Inc. $2.00 cv. pfd.                                                               253,602
.........................................................................................................................
                54   Paxson Communications Corp. 144A
                     9.75% cv. pfd. (PIK)                                                                        297,000
.........................................................................................................................
             5,850   Williams Cos., Inc. (The) 144A
                     $2.75 cv. pfd.                                                                              489,938
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $1,371,452)                                                                        $1,510,817
------------------------------------------------------------------------------------------------------------------------
WARRANTS (0.1%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
               729   AboveNet, Inc.                                                               9/8/10          $5,832
.........................................................................................................................
               620   AboveNet, Inc.                                                               9/8/08           7,440
.........................................................................................................................
               890   Dayton Superior Corp. 144A                                                  6/15/09               1
.........................................................................................................................
             1,012   Huntsman Co., LLC 144A                                                      5/15/11         475,640
.........................................................................................................................
               422   MDP Acquisitions PLC 144A                                                   10/1/13          16,880
.........................................................................................................................
               350   Mikohn Gaming Corp. 144A                                                    8/15/08           1,138
.........................................................................................................................
               360   ONO Finance PLC 144A
                     (United Kingdom)                                                            2/15/11               4
.........................................................................................................................
               350   Pliant Corp. 144A                                                            6/1/10               4
.........................................................................................................................
               330   Travel Centers of America, Inc.
                     144A                                                                         5/1/09           1,650
.........................................................................................................................
             1,420   Ubiquitel, Inc. 144A                                                        4/15/10               1
.........................................................................................................................
             2,488   Washington Group
                     International, Inc. Ser. A                                                  1/25/06          33,538
.........................................................................................................................
             2,845   Washington Group
                     International, Inc. Ser. B                                                  1/25/06          29,759
.........................................................................................................................
             1,535   Washington Group
                     International, Inc. Ser. C                                                  1/25/06          13,892
.........................................................................................................................
               500   XM Satellite Radio Holdings, Inc.
                     144A                                                                        3/15/10          47,500
------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $610,646)                                                                            $633,279
------------------------------------------------------------------------------------------------------------------------
UNITS (0.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    Value
.........................................................................................................................
           790,000   Morrison Knudsen Corp.                                                                      $67,150
.........................................................................................................................
               842   XCL Equity Units (F)                                                                        373,713
------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $1,729,831)                                                                          $440,863
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (--%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,940,000   Cybernet Internet Services
                     International, Inc.
                     144A cv. sr. disc. notes 13s, 2009
                     (Denmark) (In default) (NON)                                                                    $19
.........................................................................................................................
           215,000   WCI Communities, Inc. cv. sr. sub.
                     notes 4s, 2023                                                                              267,406
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $1,858,148)                                                                          $267,425
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (12.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $5,000,000   Federal Home Loan Bank 2.26%,
                     January 12, 2005                                                                         $4,996,547
.........................................................................................................................
        61,721,751   Putnam Prime Money Market Fund (e)                                                       61,721,751
.........................................................................................................................
         1,230,319   Short-term investments held as
                     collateral for loaned securities
                     with yields ranging from 2.15%
                     to 2.50% and due dates ranging from
                     January 3, 2005 to February 2, 2005 (d)                                                   1,229,218
.........................................................................................................................
         1,275,000   U.S. Treasury Bills zero %,
                     March 31, 2005 (SEG)                                                                      1,268,207
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $69,215,723)                                                                      $69,215,723
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $606,190,109)                                                                    $622,642,301
------------------------------------------------------------------------------------------------------------------------



Forward Currency Contracts to Buy at December 31, 2004
(aggregate face value $77,746,181)
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate    Delivery   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Australian Dollar         $16,426,272  $16,325,796     4/20/05       $100,476
...............................................................................
British Pound              17,632,947   17,523,067     3/16/05        109,880
...............................................................................
Danish Krone                1,151,159    1,125,695     3/16/05         25,464
...............................................................................
Euro                       11,154,729   11,058,136     3/16/05         96,593
...............................................................................
Japanese Yen               20,543,840   20,561,273     5/18/05        (17,433)
...............................................................................
New Zealand Dollar            262,103      260,783     4/20/05          1,320
...............................................................................
Polish Zloty                  445,972      428,376     3/16/05         17,596
...............................................................................
Swedish Krona               2,116,871    2,099,245     3/16/05         17,626
...............................................................................
Swiss Franc                 6,945,005    6,949,032     3/16/05         (4,027)
...............................................................................
Taiwan Dollar               1,438,479    1,414,778     5/18/05         23,701
------------------------------------------------------------------------------
                                                                     $371,196
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2004
(aggregate face value $82,994,694)
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate    Delivery   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Australian Dollar          $4,900,655   $4,785,295     4/20/05      $(115,360)
...............................................................................
British Pound               2,328,390    2,346,580     3/16/05         18,190
...............................................................................
Canadian Dollar            17,050,999   17,117,007     4/20/05         66,008
...............................................................................
Euro                       29,668,261   29,272,103     3/16/05       (396,158)
...............................................................................
Japanese Yen                  697,388      691,933     5/18/05         (5,455)
...............................................................................
Norwegian Krone             8,431,757    8,322,376     3/16/05       (109,381)
...............................................................................
Swedish Krona               9,612,705    9,482,105     3/16/05       (130,600)
...............................................................................
Swiss Franc                10,987,826   10,977,295     3/16/05        (10,531)
------------------------------------------------------------------------------
                                                                    $(683,287)
------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Euro-Bobl
5 yr (Long)               $12,121,949  $12,147,986      Mar-05       $(26,037)
...............................................................................
Euro-Bund
10 yr (Long)               20,469,311   20,399,596      Mar-05         69,715
...............................................................................
Interest Rate Swap
10 yr (Long)                1,433,656    1,442,302      Mar-05         (8,646)
...............................................................................
Japanese Government
Bond-TSE
10 yr (Long)               10,804,100   10,792,796      Mar-05         11,304
...............................................................................
Japanese Government
Bond-Mini
10 yr (Long)                4,727,477    4,721,806      Mar-05          5,671
...............................................................................
U.S. Treasury Bond
20 yr (Short)              38,925,000   38,985,107      Mar-05         60,107
...............................................................................
U.S. Treasury Note
10 yr (Short)               9,514,688    9,503,144      Mar-05        (11,544)
...............................................................................
U.S. Treasury Note
5 yr (Long)                14,239,063   14,225,319      Mar-05         13,744
------------------------------------------------------------------------------
                                                                     $114,314
------------------------------------------------------------------------------


TBA Sale Commitments Outstanding at December 31, 2004
(proceeds receivable $30,769,648)
------------------------------------------------------------------------------
                                           Principal  Settlement
Agency                                        Amount        Date        Value
...............................................................................
FNMA, 6 1/2s, January 1, 2035            $14,400,000     1/13/05  $15,097,500
...............................................................................
FNMA, 5s, January 1, 2020                 15,400,000     1/19/05   15,643,030
------------------------------------------------------------------------------
                                                                  $30,740,530
------------------------------------------------------------------------------

Interest Rate Swap Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                  Unrealized
                                            Notional Termination Appreciation/
                                              Amount        Date (Depreciation)
...............................................................................
Agreement with Bank of America,
N.A. dated March 25, 2004 to pay
semi-annually the notional amount
multiplied by 3.075% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.                               $13,700,000     3/30/09     $330,453
...............................................................................
Agreement with Bank of America,
N.A. dated January 22, 2004 to
pay semi-annually the notional
amount multiplied by 1.97375%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                           5,900,000     1/26/06       42,104
...............................................................................
Agreement with Bank of America,
N.A. dated December 2, 2003 to
pay semi-annually the notional
amount multiplied by 2.444% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                           5,369,000     12/5/05       29,436
...............................................................................
Agreement with Bank of America,
N.A. dated January 22, 2004 to
pay semi-annually the notional
amount multiplied by 4.35% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                           1,800,000     1/27/14       (1,488)
...............................................................................
Agreement with Credit Suisse
First Boston International dated
July 7, 2004 to pay semi-annually
the notional amount multiplied by
4.945% and receive quarterly the
notional amount multiplied by the
three month USD-LIBOR.                     4,835,700      7/9/14     (229,085)
...............................................................................
Agreement with Credit Suisse
First Boston International dated
July 7, 2004 to receive semi-
annually the notional amount
multiplied by 2.931% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.                                 4,287,700      7/9/06       18,316
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 9, 2003 to receive
semi-annually the notional amount
multiplied by 4.641% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             7,839,000    12/15/13       73,178
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 22, 2004 to pay semi-
annually the notional amount
multiplied by 1.955% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             5,900,000     1/26/06       43,315
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 22, 2004 to pay semi-
annually the notional amount
multiplied by 4.3375% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             1,800,000     1/26/14          237
...............................................................................
Agreement with Merrill Lynch
Capital Services, Inc. dated
September 27, 2002 to receive
semi-annually the notional
amount multiplied by the six
month JPY-LIBOR-BBA
and pay semi-annually the
notional amount multiplied
by 0.399%.                         JPY 2,126,000,000     10/1/07      (78,198)
...............................................................................
Agreement with Merrill Lynch
Capital Services, Inc. dated
October 27, 2000 to receive
semi-annually the notional
amount multiplied by 6.74%
and pay quarterly the notional
amount multiplied by the
three month USD-LIBOR.                    $5,600,000    10/31/05      216,125
------------------------------------------------------------------------------
                                                                     $444,393
------------------------------------------------------------------------------

Credit Default Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                                        Notional Appreciation/
                                                          Amount (Depreciation)
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.35% and the fund
pays in the event of a credit default in one
of the underlying securities in the basket of
BB CMBS securities.                                     $893,630      $11,772
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.55625% and the
fund pays in the event of a credit default in
one of the underlying securities in the basket
of BB CMBS securities.                                   893,630        2,866
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.4625% and the fund
pays in the event of a credit default in one of
the underlying securities in the basket of
BB CMBS securities.                                      446,815        7,089
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.433% and the fund
pays in the event of a credit default in one of
the underlying securities in the basket of
BB CMBS securities.                                      335,111        5,906
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.475% and the fund
pays in the event of a credit default in one of
the underlying securities in the basket of
BB CMBS securities.                                      223,407        1,965
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.5% and the fund pays
in the event of a credit default in one of the
underlying securities in the basket of
BB CMBS securities.                                      111,704        4,363
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.6% and the fund pays
in the event of a credit default in one of the
underlying securities in the basket of
BB CMBS securities.                                      111,704       (3,170)
------------------------------------------------------------------------------
                                                                      $30,791
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Equity Income Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (92.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (1.9%)
.........................................................................................................................
            11,685   Boeing Co. (The)                                                                           $604,932
.........................................................................................................................
            19,268   Lockheed Martin Corp.                                                                     1,070,337
.........................................................................................................................
            16,425   Northrop Grumman Corp.                                                                      892,863
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,568,132
------------------------------------------------------------------------------------------------------------------------
Automotive (0.9%)
.........................................................................................................................
            19,051   Lear Corp.                                                                                1,162,302
------------------------------------------------------------------------------------------------------------------------
Banking (12.6%)
.........................................................................................................................
           101,774   Bank of America Corp.                                                                     4,782,360
.........................................................................................................................
            25,185   Bank of New York Co., Inc. (The)                                                            841,683
.........................................................................................................................
            43,303   State Street Corp.                                                                        2,127,043
.........................................................................................................................
           137,870   U.S. Bancorp                                                                              4,318,088
.........................................................................................................................
            53,139   Wachovia Corp.                                                                            2,795,111
.........................................................................................................................
            35,038   Wells Fargo & Co.                                                                         2,177,612
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,041,897
------------------------------------------------------------------------------------------------------------------------
Beverage (0.7%)
.........................................................................................................................
            43,996   Coca-Cola Enterprises, Inc.                                                                 917,317
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.4%)
.........................................................................................................................
            13,970   Viacom, Inc. Class B                                                                        508,368
------------------------------------------------------------------------------------------------------------------------
Building Materials (1.7%)
.........................................................................................................................
            61,480   Masco Corp.                                                                               2,245,864
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.2%)
.........................................................................................................................
             7,096   Liberty Media International, Inc.
                     Class A (NON)                                                                               328,048
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.3%)
.........................................................................................................................
             6,180   Eaton Corp.                                                                                 447,185
------------------------------------------------------------------------------------------------------------------------
Chemicals (1.5%)
.........................................................................................................................
             2,400   Avery Dennison Corp.                                                                        143,928
.........................................................................................................................
            20,951   Dow Chemical Co. (The)                                                                    1,037,284
.........................................................................................................................
             7,721   Engelhard Corp.                                                                             236,803
.........................................................................................................................
             9,521   PPG Industries, Inc.                                                                        648,951
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,066,966
------------------------------------------------------------------------------------------------------------------------
Computers (3.2%)
.........................................................................................................................
           160,557   Hewlett-Packard Co.                                                                       3,366,880
.........................................................................................................................
            10,600   IBM Corp.                                                                                 1,044,948
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,411,828
------------------------------------------------------------------------------------------------------------------------
Conglomerates (4.8%)
.........................................................................................................................
               230   Berkshire Hathaway, Inc. Class B (NON)                                                      675,280
.........................................................................................................................
            46,562   General Electric Co.                                                                      1,699,513
.........................................................................................................................
            35,604   Honeywell International, Inc.                                                             1,260,738
.........................................................................................................................
            82,090   Tyco International, Ltd. (Bermuda)                                                        2,933,897
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,569,428
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.3%)
.........................................................................................................................
             5,190   Capital One Financial Corp.                                                                 437,050
.........................................................................................................................
            16,585   Countrywide Financial Corp.                                                                 613,811
.........................................................................................................................
            15,031   MBNA Corp.                                                                                  423,724
.........................................................................................................................
            21,790   Providian Financial Corp. (NON)                                                             358,881
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,833,466
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.8%)
.........................................................................................................................
            15,059   Colgate-Palmolive Co.                                                                       770,418
.........................................................................................................................
             5,480   Energizer Holdings, Inc. (NON)                                                              272,301
.........................................................................................................................
               633   Kimberly-Clark Corp.                                                                         41,658
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,084,377
------------------------------------------------------------------------------------------------------------------------
Consumer Services (1.0%)
.........................................................................................................................
           174,776   Service Corporation Intl. (NON)                                                           1,302,081
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (4.1%)
.........................................................................................................................
             9,932   Dominion Resources, Inc.                                                                    672,794
.........................................................................................................................
             1,821   DTE Energy Co.                                                                               78,540
.........................................................................................................................
             7,936   Edison International                                                                        254,190
.........................................................................................................................
            12,604   Entergy Corp.                                                                               851,904
.........................................................................................................................
            23,648   Exelon Corp.                                                                              1,042,167
.........................................................................................................................
            29,658   PG&E Corp. (NON)                                                                            987,018
.........................................................................................................................
               648   Pinnacle West Capital Corp.                                                                  28,778
.........................................................................................................................
             3,249   PPL Corp.                                                                                   173,107
.........................................................................................................................
            13,751   Progress Energy, Inc.                                                                       622,095
.........................................................................................................................
             8,796   Public Service Enterprise
                     Group, Inc.                                                                                 455,369
.........................................................................................................................
               790   SCANA Corp.                                                                                  31,126
.........................................................................................................................
             9,270   Wisconsin Energy Corp.                                                                      312,492
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,509,580
------------------------------------------------------------------------------------------------------------------------
Electronics (0.9%)
.........................................................................................................................
             1,442   Freescale Semiconductor, Inc.
                     Class B (NON)                                                                                26,475
.........................................................................................................................
            21,460   Intel Corp.                                                                                 501,949
.........................................................................................................................
            13,570   Motorola, Inc.                                                                              233,404
.........................................................................................................................
            26,830   Vishay Intertechnology, Inc. (NON)                                                          402,987
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,164,815
------------------------------------------------------------------------------------------------------------------------
Energy (0.3%)
.........................................................................................................................
             6,863   Noble Corp. (Cayman Islands) (NON)                                                          341,366
------------------------------------------------------------------------------------------------------------------------
Financial (10.1%)
.........................................................................................................................
           130,747   Citigroup, Inc.                                                                           6,299,390
.........................................................................................................................
            20,199   Fannie Mae                                                                                1,438,371
.........................................................................................................................
            34,660   Freddie Mac                                                                               2,554,442
.........................................................................................................................
            79,902   JPMorgan Chase & Co.                                                                      3,116,977
.........................................................................................................................
             7,650   PMI Group, Inc. (The)                                                                       319,388
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,728,568
------------------------------------------------------------------------------------------------------------------------
Food (1.2%)
.........................................................................................................................
            16,695   General Mills, Inc.                                                                         829,908
.........................................................................................................................
            22,116   H.J. Heinz Co.                                                                              862,303
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,692,211
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (1.2%)
.........................................................................................................................
                19   Neenah Paper, Inc. (NON)                                                                        619
.........................................................................................................................
            48,415   Smurfit-Stone Container Corp. (NON)                                                         904,392
.........................................................................................................................
            24,296   Sonoco Products Co.                                                                         720,376
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,625,387
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.0%)
.........................................................................................................................
            19,606   Harrah's Entertainment, Inc.                                                              1,311,445
------------------------------------------------------------------------------------------------------------------------
Health Care Services (1.1%)
.........................................................................................................................
            10,740   CIGNA Corp.                                                                                 876,062
.........................................................................................................................
            16,060   Medco Health Solutions, Inc. (NON)                                                          668,096
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,544,158
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.4%)
.........................................................................................................................
            10,375   Lennar Corp.                                                                                588,055
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (1.0%)
.........................................................................................................................
            20,143   Whirlpool Corp.                                                                           1,394,097
------------------------------------------------------------------------------------------------------------------------
Insurance (6.2%)
.........................................................................................................................
            48,679   ACE, Ltd. (Cayman Islands)                                                                2,081,027
.........................................................................................................................
            17,484   American International Group, Inc.                                                        1,148,174
.........................................................................................................................
            18,656   AON Corp.                                                                                   445,132
.........................................................................................................................
            21,660   Axis Capital Holdings, Ltd.
                     (Bermuda)                                                                                   592,618
.........................................................................................................................
             4,505   Chubb Corp. (The)                                                                           346,435
.........................................................................................................................
             3,410   Endurance Specialty Holdings, Ltd.
                     (Bermuda)                                                                                   116,622
.........................................................................................................................
             6,654   MBIA, Inc.                                                                                  421,065
.........................................................................................................................
             8,330   MetLife, Inc.                                                                               337,448
.........................................................................................................................
             8,238   Montpelier Re Holdings, Ltd.
                     (Bermuda)                                                                                   316,751
.........................................................................................................................
            28,477   St. Paul Travelers Cos., Inc. (The)                                                       1,055,642
.........................................................................................................................
             9,516   Willis Group Holdings, Ltd.
                     (Bermuda)                                                                                   391,774
.........................................................................................................................
            14,596   XL Capital, Ltd. Class A
                     (Cayman Islands)                                                                          1,133,379
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,386,067
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.6%)
.........................................................................................................................
             7,876   Lehman Brothers Holdings, Inc.                                                              688,992
.........................................................................................................................
            22,256   Merrill Lynch & Co., Inc.                                                                 1,330,241
.........................................................................................................................
            26,532   Morgan Stanley                                                                            1,473,057
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,492,290
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.8%)
.........................................................................................................................
            35,014   Cendant Corp.                                                                               818,627
.........................................................................................................................
            10,690   Hilton Hotels Corp.                                                                         243,091
.........................................................................................................................
               591   Las Vegas Sands Corp. (NON)                                                                  28,368
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,090,086
------------------------------------------------------------------------------------------------------------------------
Machinery (--%)
.........................................................................................................................
               649   Parker-Hannifin Corp.                                                                        49,155
------------------------------------------------------------------------------------------------------------------------
Manufacturing (1.7%)
.........................................................................................................................
            13,827   Dover Corp.                                                                                 579,904
.........................................................................................................................
            21,517   Ingersoll-Rand Co. Class A
                     (Bermuda)                                                                                 1,727,815
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,307,719
------------------------------------------------------------------------------------------------------------------------
Media (1.6%)
.........................................................................................................................
             8,770   Fox Entertainment Group, Inc.
                     Class A (NON)                                                                               274,150
.........................................................................................................................
            96,368   Liberty Media Corp. Class A (NON)                                                         1,058,121
.........................................................................................................................
            31,681   Walt Disney Co. (The)                                                                       880,732
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,213,003
------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.1%)
.........................................................................................................................
             3,170   Baxter International, Inc.                                                                  109,492
------------------------------------------------------------------------------------------------------------------------
Metals (0.2%)
.........................................................................................................................
            10,021   Alcoa, Inc.                                                                                 314,860
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (--%)
.........................................................................................................................
             1,060   Sempra Energy                                                                                38,881
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.2%)
.........................................................................................................................
             4,591   Pitney Bowes, Inc.                                                                          212,471
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (11.1%)
.........................................................................................................................
             8,267   Amerada Hess Corp.                                                                          681,035
.........................................................................................................................
            22,532   BP PLC ADR (United Kingdom)                                                               1,315,869
.........................................................................................................................
            68,764   ChevronTexaco Corp.                                                                       3,610,798
.........................................................................................................................
           127,680   ExxonMobil Corp.                                                                          6,544,877
.........................................................................................................................
            24,485   Marathon Oil Corp.                                                                          920,881
.........................................................................................................................
            30,765   Unocal Corp.                                                                              1,330,279
.........................................................................................................................
            14,579   Valero Energy Corp.                                                                         661,887
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,065,626
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (2.5%)
.........................................................................................................................
            42,129   Abbott Laboratories                                                                       1,965,318
.........................................................................................................................
             5,740   Johnson & Johnson                                                                           364,031
.........................................................................................................................
            29,665   Pfizer, Inc.                                                                                797,692
.........................................................................................................................
             6,230   Wyeth                                                                                       265,336
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,392,377
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.3%)
.........................................................................................................................
            25,600   Xerox Corp. (NON)                                                                           435,456
------------------------------------------------------------------------------------------------------------------------
Railroads (2.5%)
.........................................................................................................................
            14,870   Canadian National Railway Co.
                     (Toronto Exchange) (Canada)                                                                 910,788
.........................................................................................................................
            37,838   Union Pacific Corp.                                                                       2,544,606
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,455,394
------------------------------------------------------------------------------------------------------------------------
Regional Bells (2.2%)
.........................................................................................................................
            25,139   BellSouth Corp.                                                                             698,613
.........................................................................................................................
            29,760   SBC Communications, Inc.                                                                    766,915
.........................................................................................................................
            36,991   Verizon Communications, Inc.                                                              1,498,505
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,964,033
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.9%)
.........................................................................................................................
            39,799   McDonald's Corp.                                                                          1,275,956
------------------------------------------------------------------------------------------------------------------------
Retail (2.1%)
.........................................................................................................................
             7,219   AutoZone, Inc. (NON)                                                                        659,167
.........................................................................................................................
            21,162   Limited Brands, Inc.                                                                        487,149
.........................................................................................................................
            54,945   Office Depot, Inc. (NON)                                                                    953,845
.........................................................................................................................
            16,498   OfficeMax, Inc.                                                                             517,707
.........................................................................................................................
            65,603   Rite Aid Corp. (NON)                                                                        240,107
.........................................................................................................................
               941   Supervalu, Inc.                                                                              32,483
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,890,458
------------------------------------------------------------------------------------------------------------------------
Software (1.7%)
.........................................................................................................................
            47,379   Microsoft Corp.                                                                           1,265,493
.........................................................................................................................
            56,410   Oracle Corp. (NON)                                                                          773,945
.........................................................................................................................
            23,700   Siebel Systems, Inc. (NON)                                                                  248,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,288,288
------------------------------------------------------------------------------------------------------------------------
Tobacco (2.5%)
.........................................................................................................................
            56,105   Altria Group, Inc.                                                                        3,428,018
------------------------------------------------------------------------------------------------------------------------
Toys (0.6%)
.........................................................................................................................
            40,605   Mattel, Inc.                                                                                791,391
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.5%)
.........................................................................................................................
            19,810   Republic Services, Inc.                                                                     664,427
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $111,443,013)                                                                    $126,252,389
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (3.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             5,800   Amerada Hess Corp. $3.50 cv. pfd.                                                          $426,300
.........................................................................................................................
               610   Baxter International, Inc.
                     $3.50 cv. pfd.                                                                               34,541
.........................................................................................................................
             3,820   Chubb Corp. (The) $1.75 cv. pfd.                                                            114,123
.........................................................................................................................
             8,040   Conseco, Inc. $1.38 cum. cv. pfd.                                                           213,060
.........................................................................................................................
                43   Freeport-McMoRan Copper &
                     Gold, Inc. 144A 5.50% cv. pfd.                                                               41,925
.........................................................................................................................
            10,650   Hartford Financial Services
                     Group, Inc. (The) $3.50 cv. pfd.                                                            697,575
.........................................................................................................................
             3,600   Hartford Financial Services
                     Group, Inc. (The) $3.00 cv. pfd.                                                            231,750
.........................................................................................................................
               150   Hercules Trust II Ser. UNIT,
                     6.50% cv. pfd.                                                                              123,750
.........................................................................................................................
             4,390   Lehman Brothers Holdings, Inc.
                     $1.563 cv. pfd.                                                                             118,530
.........................................................................................................................
             6,710   ONEOK, Inc. $2.125 units cv. pfd.                                                           239,547
.........................................................................................................................
             4,060   PMI Group, Inc. (The)
                     $1.469 cv. pfd.                                                                             106,068
.........................................................................................................................
             2,250   Schering-Plough Corp.
                     $3.00 cv. pfd.                                                                              130,781
.........................................................................................................................
               850   Sempra Energy $2.125 units cv. pfd.                                                          26,350
.........................................................................................................................
               650   State Street Corp. zero
                     6.75% cv. pfd.                                                                              145,218
.........................................................................................................................
            15,420   Xerox Corp. 6.25% cv. pfd.                                                                2,264,813
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $4,351,246)                                                                        $4,914,331
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $13,450   CenterPoint Energy, Inc. cv. sub
                     notes FRN 2s, 2029                                                                         $494,288
.........................................................................................................................
            24,000   Goodyear Tire & Rubber Co. (The)
                     144A cv. bonds 4s, 2034                                                                      34,560
.........................................................................................................................
            44,000   Tyco International Group
                     SA cv. company guaranty Ser. A,
                     2 3/4s, 2018 (Luxembourg)                                                                    69,740
.........................................................................................................................
             6,000   Tyco International Group SA
                     144A cv. company guaranty 2 3/4s,
                     2018 (Luxembourg)                                                                             9,510
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $512,895)                                                                            $608,098
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.4%) (a) (cost $4,674,517)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $4,674,517   Putnam Prime Money Market Fund (e)                                                       $4,674,517
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $120,981,671)                                                                    $136,449,335
------------------------------------------------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.





Putnam VT The George Putnam Fund of Boston

The fund's portfolio
December 31, 2004

COMMON STOCKS (62.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Banking (3.0)
.........................................................................................................................
           118,200   State Street Corp.                                                                       $5,805,984
.........................................................................................................................
           316,700   U.S. Bancorp                                                                              9,919,044
.........................................................................................................................
            99,600   Wells Fargo & Co.                                                                         6,190,140
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,915,168
------------------------------------------------------------------------------------------------------------------------
Basic Materials (2.0%)
.........................................................................................................................
            68,400   Alcoa, Inc.                                                                               2,149,128
.........................................................................................................................
            78,190   Dow Chemical Co. (The)                                                                    3,871,187
.........................................................................................................................
            15,428   Engelhard Corp.                                                                             473,177
.........................................................................................................................
            46,800   PPG Industries, Inc.                                                                      3,189,888
.........................................................................................................................
            15,900   Rohm & Haas Co.                                                                             703,257
.........................................................................................................................
           100,100   Smurfit-Stone Container Corp. (NON) (S)                                                   1,869,868
.........................................................................................................................
            44,660   Sonoco Products Co.                                                                       1,324,169
.........................................................................................................................
            16,500   Vulcan Materials Co.                                                                        901,065
.........................................................................................................................
            10,600   Weyerhaeuser Co.                                                                            712,532
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,194,271
------------------------------------------------------------------------------------------------------------------------
Capital Goods (2.9%)
.........................................................................................................................
            56,450   Boeing Co. (The)                                                                          2,922,417
.........................................................................................................................
            25,690   Dover Corp. (S)                                                                           1,077,439
.........................................................................................................................
            12,800   Eaton Corp.                                                                                 926,208
.........................................................................................................................
            18,500   Emerson Electric Co.                                                                      1,296,850
.........................................................................................................................
            75,920   Ingersoll-Rand Co. Class A
                     (Bermuda)                                                                                 6,096,376
.........................................................................................................................
            86,700   Lockheed Martin Corp.                                                                     4,816,185
.........................................................................................................................
            28,120   Northrop Grumman Corp.                                                                    1,528,603
.........................................................................................................................
             9,600   Parker-Hannifin Corp.                                                                       727,104
.........................................................................................................................
             9,642   Pitney Bowes, Inc.                                                                          446,232
.........................................................................................................................
            40,500   Republic Services, Inc.                                                                   1,358,370
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,195,784
------------------------------------------------------------------------------------------------------------------------
Communication Services (1.8%)
.........................................................................................................................
            39,000   BellSouth Corp.                                                                           1,083,810
.........................................................................................................................
            21,700   Echostar Communications Corp.
                     Class A                                                                                     721,308
.........................................................................................................................
            14,900   Liberty Media International, Inc.
                     Class A (NON) (S)                                                                           688,827
.........................................................................................................................
           126,880   SBC Communications, Inc. (SEG)                                                            3,269,698
.........................................................................................................................
           195,140   Verizon Communications, Inc.                                                              7,905,121
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,668,764
------------------------------------------------------------------------------------------------------------------------
Conglomerates (3.5%)
.........................................................................................................................
               693   Berkshire Hathaway, Inc. Class B (NON)                                                    2,034,648
.........................................................................................................................
           313,600   General Electric Co.                                                                     11,446,400
.........................................................................................................................
            65,810   Honeywell International, Inc.                                                             2,330,332
.........................................................................................................................
           290,100   Tyco International, Ltd. (Bermuda)                                                       10,368,174
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,179,554
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (5.6%)
.........................................................................................................................
            25,700   ARAMARK Corp. Class B                                                                       681,307
.........................................................................................................................
            14,300   AutoZone, Inc. (NON) (S)                                                                  1,305,733
.........................................................................................................................
            16,000   Brunswick Corp.                                                                             792,000
.........................................................................................................................
           119,400   Cendant Corp.                                                                             2,791,572
.........................................................................................................................
             8,400   Foot Locker, Inc.                                                                           226,212
.........................................................................................................................
            17,900   Fox Entertainment Group, Inc.
                     Class A (NON)                                                                               559,554
.........................................................................................................................
            29,300   Harrah's Entertainment, Inc. (S)                                                          1,959,877
.........................................................................................................................
            22,100   Hilton Hotels Corp.                                                                         502,554
.........................................................................................................................
            47,700   Home Depot, Inc. (The)                                                                    2,038,698
.........................................................................................................................
             1,235   Las Vegas Sands Corp. (NON) (S)                                                              59,280
.........................................................................................................................
            33,800   Lear Corp.                                                                                2,062,138
.........................................................................................................................
            18,600   Lennar Corp.                                                                              1,054,248
.........................................................................................................................
            39,554   Limited Brands, Inc.                                                                        910,533
.........................................................................................................................
             6,700   Liz Claiborne, Inc.                                                                         282,807
.........................................................................................................................
             8,800   Lowe's Cos., Inc.                                                                           506,792
.........................................................................................................................
           157,900   Masco Corp.                                                                               5,768,087
.........................................................................................................................
           146,600   Mattel, Inc.                                                                              2,857,234
.........................................................................................................................
           243,800   Office Depot, Inc. (NON)                                                                  4,232,368
.........................................................................................................................
            23,200   OfficeMax, Inc.                                                                             728,016
.........................................................................................................................
            73,900   Viacom, Inc. Class B                                                                      2,689,221
.........................................................................................................................
            23,800   Wal-Mart Stores, Inc.                                                                     1,257,116
.........................................................................................................................
           126,750   Walt Disney Co. (The)                                                                     3,523,650
.........................................................................................................................
            68,400   Whirlpool Corp.                                                                           4,733,964
------------------------------------------------------------------------------------------------------------------------
                                                                                                              41,522,961
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.8%)
.........................................................................................................................
            10,500   Capital One Financial Corp.                                                                 884,205
.........................................................................................................................
            51,600   Countrywide Financial Corp.                                                               1,909,716
.........................................................................................................................
            64,200   MBNA Corp.                                                                                1,809,798
.........................................................................................................................
            95,000   Providian Financial Corp. (NON)                                                           1,564,650
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,168,369
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (6.1%)
.........................................................................................................................
           210,080   Altria Group, Inc.                                                                       12,835,888
.........................................................................................................................
            50,900   Coca-Cola Co. (The)                                                                       2,118,967
.........................................................................................................................
            90,870   Coca-Cola Enterprises, Inc.                                                               1,894,640
.........................................................................................................................
            50,000   Colgate-Palmolive Co.                                                                     2,558,000
.........................................................................................................................
            10,600   Energizer Holdings, Inc. (NON)                                                              526,714
.........................................................................................................................
            30,500   Estee Lauder Cos., Inc. (The)
                     Class A                                                                                   1,395,985
.........................................................................................................................
            55,400   General Mills, Inc.                                                                       2,753,934
.........................................................................................................................
            63,640   H.J. Heinz Co.                                                                            2,481,324
.........................................................................................................................
           180,900   Liberty Media Corp. Class A (NON)                                                         1,986,282
.........................................................................................................................
           154,400   McDonald's Corp.                                                                          4,950,064
.........................................................................................................................
            15,500   PepsiCo, Inc.                                                                               809,100
.........................................................................................................................
            50,500   Procter & Gamble Co. (The)                                                                2,781,540
.........................................................................................................................
            19,400   Reynolds American, Inc. (S)                                                               1,524,840
.........................................................................................................................
           656,800   Rite Aid Corp. (NON)                                                                      2,403,888
.........................................................................................................................
           315,804   Service Corporation Intl. (NON)                                                           2,352,740
.........................................................................................................................
            61,500   Time Warner, Inc. (NON)                                                                   1,195,560
.........................................................................................................................
             1,100   Tyson Foods, Inc. Class A                                                                    20,240
.........................................................................................................................
             6,600   UST, Inc.                                                                                   317,526
------------------------------------------------------------------------------------------------------------------------
                                                                                                              44,907,232
------------------------------------------------------------------------------------------------------------------------
Energy (6.6%)
.........................................................................................................................
            23,600   Amerada Hess Corp.                                                                        1,944,168
.........................................................................................................................
            38,540   BP PLC ADR (United Kingdom)                                                               2,250,736
.........................................................................................................................
           228,000   ChevronTexaco Corp.                                                                      11,972,280
.........................................................................................................................
           483,000   ExxonMobil Corp.                                                                         24,758,580
.........................................................................................................................
           103,200   Marathon Oil Corp.                                                                        3,881,352
.........................................................................................................................
            14,140   Noble Corp. (Cayman Islands) (NON)                                                          703,324
.........................................................................................................................
            57,400   Unocal Corp.                                                                              2,481,976
.........................................................................................................................
            20,500   Valero Energy Corp.                                                                         930,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                              48,923,116
------------------------------------------------------------------------------------------------------------------------
Financial (11.5%)
.........................................................................................................................
           315,630   Bank of America Corp.                                                                    14,831,454
.........................................................................................................................
            50,170   Bank of New York Co., Inc. (The)                                                          1,676,681
.........................................................................................................................
           414,200   Citigroup, Inc.                                                                          19,956,156
.........................................................................................................................
           115,910   Fannie Mae                                                                                8,253,951
.........................................................................................................................
           122,590   Freddie Mac                                                                               9,034,883
.........................................................................................................................
            23,200   Hartford Financial Services
                     Group, Inc. (The) (S)                                                                     1,607,992
.........................................................................................................................
           275,950   JPMorgan Chase & Co.                                                                     10,764,810
.........................................................................................................................
            39,400   Lehman Brothers Holdings, Inc.                                                            3,446,712
.........................................................................................................................
            69,530   Merrill Lynch & Co., Inc.                                                                 4,155,808
.........................................................................................................................
            47,300   MetLife, Inc.                                                                             1,916,123
.........................................................................................................................
            16,000   PMI Group, Inc. (The)                                                                       668,000
.........................................................................................................................
           158,600   Wachovia Corp.                                                                            8,342,360
------------------------------------------------------------------------------------------------------------------------
                                                                                                              84,654,930
------------------------------------------------------------------------------------------------------------------------
Health Care (4.7%)
.........................................................................................................................
           158,600   Abbott Laboratories                                                                       7,398,690
.........................................................................................................................
            31,400   AmerisourceBergen Corp. (S)                                                               1,842,552
.........................................................................................................................
            14,400   Amgen, Inc. (NON)                                                                           923,760
.........................................................................................................................
             6,600   Baxter International, Inc.                                                                  227,964
.........................................................................................................................
            22,170   CIGNA Corp.                                                                               1,808,407
.........................................................................................................................
            23,700   Express Scripts, Inc. Class A (NON)                                                       1,811,628
.........................................................................................................................
            98,680   Johnson & Johnson                                                                         6,258,286
.........................................................................................................................
            19,600   Laboratory Corp. of
                     America Holdings (NON)                                                                      976,472
.........................................................................................................................
            32,700   Medco Health Solutions, Inc. (NON)                                                        1,360,320
.........................................................................................................................
            33,000   Medtronic, Inc.                                                                           1,639,110
.........................................................................................................................
           325,600   Pfizer, Inc.                                                                              8,755,384
.........................................................................................................................
             9,900   Quest Diagnostics, Inc.                                                                     945,945
.........................................................................................................................
            12,500   Wyeth                                                                                       532,375
------------------------------------------------------------------------------------------------------------------------
                                                                                                              34,480,893
------------------------------------------------------------------------------------------------------------------------
Insurance (3.2%)
.........................................................................................................................
           139,550   ACE, Ltd. (Cayman Islands)                                                                5,965,763
.........................................................................................................................
            30,600   Allstate Corp.                                                                            1,582,632
.........................................................................................................................
            35,000   American International Group, Inc.                                                        2,298,450
.........................................................................................................................
            26,310   AON Corp.                                                                                   627,757
.........................................................................................................................
            32,293   Axis Capital Holdings, Ltd.
                     (Bermuda)                                                                                   883,536
.........................................................................................................................
            17,800   Chubb Corp. (The)                                                                         1,368,820
.........................................................................................................................
             7,200   Endurance Specialty Holdings, Ltd.
                     (Bermuda)                                                                                   246,240
.........................................................................................................................
            19,600   Lincoln National Corp.                                                                      914,928
.........................................................................................................................
            11,950   MBIA, Inc.                                                                                  756,196
.........................................................................................................................
            12,489   Montpelier Re Holdings, Ltd.
                     (Bermuda)                                                                                   480,202
.........................................................................................................................
            96,339   St. Paul Travelers Cos., Inc. (The)                                                       3,571,287
.........................................................................................................................
               500   W.R. Berkley Corp.                                                                           23,585
.........................................................................................................................
            12,000   Willis Group Holdings, Ltd.
                     (Bermuda)                                                                                   494,040
.........................................................................................................................
            52,550   XL Capital, Ltd. Class A
                     (Cayman Islands)                                                                          4,080,508
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,293,944
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.4%)
.........................................................................................................................
            48,400   Morgan Stanley                                                                            2,687,168
------------------------------------------------------------------------------------------------------------------------
Technology (6.5%)
.........................................................................................................................
            29,500   Automatic Data Processing, Inc.                                                           1,308,325
.........................................................................................................................
               400   BMC Software, Inc. (NON)                                                                      7,440
.........................................................................................................................
            97,500   Cisco Systems, Inc. (NON)                                                                 1,881,750
.........................................................................................................................
            15,100   Dell, Inc. (NON)                                                                            636,314
.........................................................................................................................
            38,500   Fiserv, Inc. (NON)                                                                        1,547,315
.........................................................................................................................
            23,753   Freescale Semiconductor, Inc.
                     Class B (NON)                                                                               436,105
.........................................................................................................................
           548,500   Hewlett-Packard Co.                                                                      11,502,045
.........................................................................................................................
            73,900   IBM Corp.                                                                                 7,285,062
.........................................................................................................................
           241,600   Intel Corp.                                                                               5,651,024
.........................................................................................................................
           233,000   Microsoft Corp.                                                                           6,223,430
.........................................................................................................................
           177,100   Motorola, Inc.                                                                            3,046,120
.........................................................................................................................
           253,900   Oracle Corp. (NON)                                                                        3,483,508
.........................................................................................................................
            48,600   Siebel Systems, Inc. (NON)                                                                  510,300
.........................................................................................................................
            55,300   Vishay Intertechnology, Inc. (NON)                                                          830,606
.........................................................................................................................
           219,600   Xerox Corp. (NON) (S)                                                                     3,735,396
------------------------------------------------------------------------------------------------------------------------
                                                                                                              48,084,740
------------------------------------------------------------------------------------------------------------------------
Transportation (1.2%)
.........................................................................................................................
            57,000   Canadian National Railway Co.
                     (Toronto Exchange) (Canada)                                                               3,491,250
.........................................................................................................................
            76,900   Union Pacific Corp.                                                                       5,171,525
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,662,775
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (2.2%)
.........................................................................................................................
            32,300   Alliant Energy Corp.                                                                        923,780
.........................................................................................................................
            16,290   Dominion Resources, Inc.                                                                  1,103,485
.........................................................................................................................
            53,290   Edison International                                                                      1,706,879
.........................................................................................................................
            26,120   Entergy Corp.                                                                             1,765,451
.........................................................................................................................
            61,260   Exelon Corp. (S)                                                                          2,699,728
.........................................................................................................................
            34,100   MDU Resources Group, Inc.                                                                   909,788
.........................................................................................................................
           119,640   PG&E Corp. (NON)                                                                          3,981,619
.........................................................................................................................
            21,200   PPL Corp.                                                                                 1,129,536
.........................................................................................................................
            18,000   Progress Energy, Inc.                                                                       814,320
.........................................................................................................................
            16,600   Public Service Enterprise
                     Group, Inc.                                                                                 859,382
.........................................................................................................................
               300   Sempra Energy                                                                                11,004
.........................................................................................................................
            19,900   Wisconsin Energy Corp.                                                                      670,829
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,575,801
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $363,283,910)                                                                    $458,115,470
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Mortgage Obligations (14.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government Guaranteed Mortgage Obligations (--%)
.........................................................................................................................
           $69,188   Government National Mortgage
                     Association Pass-Through
                     Certificates 7s, June 15, 2031                                                              $74,731
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (14.8%)
.........................................................................................................................
        15,700,000   Federal Home Loan Mortgage
                     Corporation 6 1/2s, TBA,
                     January 1, 2035                                                                          16,472,735
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
            43,491   9s, with due dates from
                     January 1, 2027 to July 1, 2032                                                              47,484
.........................................................................................................................
            60,526   8s, with due dates from
                     October 1, 2025 to July 1, 2033                                                              65,715
.........................................................................................................................
           420,787   7 1/2s, with due dates from
                     September 1, 2022 to July 1, 2033                                                           452,310
.........................................................................................................................
        20,575,834   7s, with due dates from
                     January 1, 2026 to July 1, 2034                                                          21,826,535
.........................................................................................................................
           207,016   7s, with due dates from
                     June 1, 2007 to November 1, 2014                                                            219,945
.........................................................................................................................
         3,009,626   6 1/2s, with due dates from
                     April 1, 2024 to July 1, 2034                                                             3,160,053
.........................................................................................................................
            29,580   6 1/2s, February 1, 2016                                                                     31,399
.........................................................................................................................
        16,800,000   6 1/2s, TBA, January 1, 2033                                                             17,613,750
.........................................................................................................................
            12,902   6s, with due dates from
                     April 1, 2016 to November 1, 2016                                                            13,541
.........................................................................................................................
        12,366,000   5 1/2s, TBA, January 1, 2035                                                             12,551,490
.........................................................................................................................
           718,537   5s, December 1, 2018                                                                        732,178
.........................................................................................................................
        26,600,000   5s, TBA, January 1, 2035                                                                 26,396,345
.........................................................................................................................
         9,000,000   5s, TBA, January 1, 2020                                                                  9,142,031
.........................................................................................................................
           908,951   4s, with due dates from May 1, 2019
                     to June 1, 2019                                                                             888,180
------------------------------------------------------------------------------------------------------------------------
                                                                                                             109,613,691
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and Agency
                     Mortgage Obligations
                     (cost $109,555,347)                                                                    $109,688,422
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (0.6%) (a)
(cost $4,145,795)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $3,713,000   Fannie Mae 7 1/4s, January 15, 2010                                                      $4,265,170
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (2.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $6,755,000   U.S. Treasury Bonds 6 1/4s,
                     May 15, 2030                                                                             $8,066,948
.........................................................................................................................
                     U.S. Treasury Notes
.........................................................................................................................
         1,500,000   4 1/4s, August 15, 2014                                                                   1,503,047
.........................................................................................................................
           150,000   4 1/4s, November 15, 2013                                                                   150,914
.........................................................................................................................
         6,245,000   4 1/4s, August 15, 2013                                                                   6,292,813
.........................................................................................................................
         4,217,000   3 1/4s, August 15, 2008                                                                   4,197,233
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Treasury Obligations
                     (cost $19,913,390)                                                                      $20,210,955
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (8.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $465,872   Aames Mortgage Investment Trust FRN
                     Ser. 04-1, Class 2A1, 2.34s, 2034                                                          $465,872
.........................................................................................................................
           932,000   Aames Mortgage Trust Ser. 03-1,
                     Class A, IO, 6s, 2005                                                                        31,328
.........................................................................................................................
            63,178   Aames Mortgage Trust 144A
                     Ser. 03-1N, Class A, 7 1/2s, 2033                                                            63,116
.........................................................................................................................
           480,240   ABFS Mortgage Loan Trust Ser. 03-1,
                     Class A, IO, 4s, 2005                                                                         9,262
.........................................................................................................................
           644,000   Ace Securities Corp. Ser. 03-FM1,
                     Class A, IO, 3 1/2s, 2005                                                                    18,161
.........................................................................................................................
           217,000   Advanta Business Card Master Trust
                     FRN Ser. 04-C1, Class C, 2.96s, 2013                                                        217,000
.........................................................................................................................
            77,578   Advanta Mortgage Loan Trust
                     Ser. 00-1, Class A4, 8.61s, 2028                                                             79,723
.........................................................................................................................
                     Aegis Asset Backed Securities Trust 144A
.........................................................................................................................
            97,066   5s, 2034                                                                                     97,066
.........................................................................................................................
            76,502   Ser. 04-2N, Class N1, 4 1/2s, 2034                                                           76,322
.........................................................................................................................
           107,013   Ser. 04-4N, Class Note, 5s, 2034                                                            107,013
.........................................................................................................................
           132,000   Ser. 04-6N, Class Note, 4 3/4s, 2034                                                        132,000
.........................................................................................................................
           520,096   AFC Home Equity Loan Trust
                     Ser. 99-2, Class 1A, 2.591s, 2029                                                           520,096
.........................................................................................................................
         1,340,000   American Express Credit Account
                     Master Trust 144A Ser. 04-C,
                     Class C, 2.6s, 2012                                                                       1,340,209
.........................................................................................................................
                     American Home Mtge Investment Trust
.........................................................................................................................
         1,397,723   FRB Ser. 04-3, Class 3A, 3.71s, 2034                                                      1,390,856
.........................................................................................................................
         1,637,327   FRN Ser. 04-3, Class 2A, 3.59s, 2034                                                      1,627,144
.........................................................................................................................
            47,987   Ameriquest Finance NIM Trust 144A
                     Ser. 04-IAN, Class 1A, 5.437s, 2034                                                          47,867
.........................................................................................................................
                     Ameriquest Mortgage Securities, Inc.
.........................................................................................................................
         3,915,500   Ser. 02-3, Class S, IO, 6s, 2032                                                             39,410
.........................................................................................................................
           742,405   Ser. 03-12, Class S, IO, 5s, 2006                                                            32,480
.........................................................................................................................
           566,652   Ser. 03-6, Class S, IO, 5s, 2033                                                             17,929
.........................................................................................................................
           575,087   Ser. 03-8, Class S, IO, 5s, 2006                                                             18,173
.........................................................................................................................
           182,797   Ameriquest Mortgage Securities, Inc.
                     144A Ser. 04-RN9, 4.8s, 2034                                                                182,797
.........................................................................................................................
           256,364   Ser. 02-BC1, Class A, IO, 6s, 2005                                                            2,299
.........................................................................................................................
           410,909   Ser. 02-BC3, Class A, IO, 6s, 2005                                                            9,790
.........................................................................................................................
                     AQ Finance NIM Trust 144A
.........................................................................................................................
             3,131   Ser. 03-N7A, Class Note, 9.07s, 2033                                                          3,135
.........................................................................................................................
            16,251   Ser. 03-N9A, Class Note, 7.385s, 2033                                                        16,291
.........................................................................................................................
            10,535   Arc Net Interest Margin Trust
                     Ser. 02-2, Class A, 7 3/4s, 2032                                                             10,517
.........................................................................................................................
           137,110   Arcap REIT, Inc. 144A Ser. 04-1A,
                     Class E, 6.42s, 2039                                                                        139,231
.........................................................................................................................
                     Argent NIM Trust 144A
.........................................................................................................................
            14,556   Ser. 03-N6, Class A, 6.4s, 2034
                     (Cayman Islands)                                                                             14,593
.........................................................................................................................
            17,036   Ser. 03-N8, Class A, 5.56s, 2034
                     (Cayman Islands)                                                                             17,036
.........................................................................................................................
            61,862   Ser. 04-WN2, Class A, 4.55s, 2034
                     (Cayman Islands)                                                                             61,939
.........................................................................................................................
            57,462   Ser. 04-WN4, Class A, 4.459s, 2034
                     (Cayman Islands)                                                                             57,282
.........................................................................................................................
            72,097   Ser. 04-WN9, Class A, 5 3/4s, 2034
                     (Cayman Islands)                                                                             72,097
.........................................................................................................................
                     Asset Backed Funding Corp. NIM
                     Trust 144A
.........................................................................................................................
            22,212   Ser. 03-OPT1, Class Note, 6.9s, 2033                                                         22,212
.........................................................................................................................
             7,739   Ser. 03-WF1, Class N1, 8.35s, 2032                                                            7,739
.........................................................................................................................
           132,958   Ser. 03-WMC1, Class Note, 6.9s, 2033                                                        134,329
.........................................................................................................................
            95,281   Ser. 04-0PT1, Class N1, 4.55s, 2033
                     (Cayman Islands)                                                                             94,596
.........................................................................................................................
           151,017   Ser. 04-0PT5, Class N1, 4 1/2s,
                     2034 (Cayman Islands)                                                                       151,017
.........................................................................................................................
           146,662   Ser. 04-AHL1, Class Note, 5.6s, 2033                                                        146,656
.........................................................................................................................
           165,541   Ser. 04-FF1, Class N1, 5s, 2034
                     (Cayman Islands)                                                                            164,997
.........................................................................................................................
                     Asset Backed Securities Corp. Home
                     Equity Loan Trust
.........................................................................................................................
           800,576   Ser. 03-HE5, Class A, IO, 4s, 2033                                                           25,762
.........................................................................................................................
            59,353   FRB Ser. 04-HE1, Class A3, 2.803s, 2034                                                      59,411
.........................................................................................................................
                     Asset Backed Securities Corp. Home
                     Equity Loan Trust FRB
.........................................................................................................................
           190,000   Ser. 04-HE9, Class A2, 2.701s, 2034                                                         190,250
.........................................................................................................................
           186,000   Ser. 05-HE1, Class A3, 2.83s, 2035                                                          185,948
.........................................................................................................................
           109,463   Aviation Capital Group Trust 144A
                     FRB Ser. 03-2A, Class G1, 3.11s, 2033                                                       109,626
.........................................................................................................................
           130,000   Bank One Issuance Trust FRB
                     Ser. 03-C4, Class C4, 3.13s, 2011                                                           130,036
.........................................................................................................................
                     Bayview Financial Acquisition Trust
.........................................................................................................................
         1,522,110   Ser. 03-DA, Class A, IO, 4s, 2006                                                            32,345
.........................................................................................................................
         1,255,274   Ser. 03-E, Class A, IO, 4s, 2006                                                             35,461
.........................................................................................................................
         4,374,064   Ser. 03-X, Class A, IO, 0.9s, 2006                                                           77,813
.........................................................................................................................
                     Bayview Financial Acquisition Trust
.........................................................................................................................
        $3,806,403   Ser. 04-A, Class A, IO, 3 1/2s, 2006                                                        153,446
.........................................................................................................................
           683,452   Ser. 04-B, Class A1, 2.918s, 2039                                                           683,452
.........................................................................................................................
         3,991,000   Ser. 04-D, Class A, IO, 3 1/2s, 2007                                                        176,402
.........................................................................................................................
           569,000   FRB Ser. 03-G, Class A1, 3.018s, 2039                                                       569,000
.........................................................................................................................
           425,545   FRN Ser. 03-F, Class A, 2.918s, 2043                                                        426,276
.........................................................................................................................
         2,518,473   Bayview Financial Acquisition Trust
                     144A Ser. 03-CA, Class A, IO, 4s, 2005                                                       71,315
.........................................................................................................................
           650,895   Bayview Financial Acquisition Trust
                     FRN Ser. 04-D, Class A, 2.39s, 2044                                                         650,895
.........................................................................................................................
                     Bayview Financial Asset Trust 144A
.........................................................................................................................
         9,670,654   Ser. 03-Z, Class AIO1, IO, 0.521s, 2005                                                      28,835
.........................................................................................................................
           169,237   FRB Ser. 03-SSRA, Class A, 2.881s, 2038                                                     169,660
.........................................................................................................................
           169,237   FRB Ser. 03-SSRA, Class M, 3.531s, 2038                                                     169,660
.........................................................................................................................
           381,518   FRN Ser. 04-SSR1, Class A, 4s, 2039                                                         381,518
.........................................................................................................................
                     Bear Stearns Alternate Trust
.........................................................................................................................
           222,368   Ser. 04-9, Class 1A1, 5.134s, 2007                                                          225,965
.........................................................................................................................
           127,898   Ser. 04-11, Class 2A1, 4.906s, 2034                                                         129,521
.........................................................................................................................
           679,585   Ser. 04-11, Class 2A2, 4.974s, 2034                                                         688,907
.........................................................................................................................
         1,371,283   Ser. 04-12, Class 2A2, 5.136s, 2034                                                       1,394,386
.........................................................................................................................
                     Bear Stearns Asset Backed
                     Securities NIM Trust 144A
.........................................................................................................................
           154,455   Ser. 04-FR1, Class A1, 5s, 2034
                     (Cayman Islands)                                                                            154,455
.........................................................................................................................
           186,092   Ser. 04-HE10, Class A1, 4 1/4s,
                     2034 (Cayman Islands)                                                                       186,092
.........................................................................................................................
            50,000   Ser. 04-HE10, Class A2, 5s, 2034
                     (Cayman Islands)                                                                             50,000
.........................................................................................................................
           189,882   Ser. 04-HE6, Class A1, 5 1/4s, 2034
                     (Cayman Islands)                                                                            190,208
.........................................................................................................................
           104,821   Ser. 04-HE7N, Class A1, 5 1/4s,
                     2034 (Cayman Islands)                                                                       105,017
.........................................................................................................................
            44,269   Ser. 04-HE8N, Class A1, 5s, 2034
                     (Cayman Islands)                                                                             44,269
.........................................................................................................................
                     Bear Stearns Asset Backed Securities, Inc.
.........................................................................................................................
           931,200   Ser. 03-AC1, Class A, IO, 5s, 2005                                                           24,549
.........................................................................................................................
         1,192,000   Ser. 03-AC4, Class A, IO, 5s, 2006                                                           45,269
.........................................................................................................................
           238,000   FRB Ser. 03-3, Class A2, 2.771s, 2043                                                       238,298
.........................................................................................................................
           185,875   FRN Ser. 03-1, Class A1, 2.681s, 2042                                                       186,340
.........................................................................................................................
            60,000   Capital One Multi-Asset Execution
                     Trust FRB Ser. 02-C1, Class C1,
                     4.85s, 2010                                                                                  63,300
.........................................................................................................................
            82,000   CARMAX Auto Owner Trust Ser. 04-2,
                     Class D, 3.67s, 2011                                                                         81,508
.........................................................................................................................
                     CARSSX Finance, Ltd. 144A
.........................................................................................................................
            87,987   FRB Ser. 04-AA, Class B3, 5.45s,
                     2011 (Cayman Islands)                                                                        89,912
.........................................................................................................................
           265,766   FRB Ser. 04-AA, Class B4, 7.6s,
                     2011 (Cayman Islands)                                                                       272,794
.........................................................................................................................
           315,000   CDO Repackaging Trust Series 144A
                     FRB Ser. 03-2, Class A, 6.008s, 2008                                                        333,900
.........................................................................................................................
                     Centex Home Equity
.........................................................................................................................
          $782,655   Ser. 03-B, Class A, IO, 4.576s, 2006                                                         36,163
.........................................................................................................................
         2,421,250   Ser. 04-C, Class A, IO, 3 1/2s, 2006                                                         68,194
.........................................................................................................................
                     Chase Funding Net Interest Margin 144A
.........................................................................................................................
               123   Ser. 03-3A, Class Note, 6 7/8s, 2036                                                            123
.........................................................................................................................
             9,793   Ser. 03-5A, Class Note, 5 3/4s, 2034                                                          9,793
.........................................................................................................................
            34,248   Ser. 03-C1A, Class Note, 6 3/4s, 2036                                                        34,376
.........................................................................................................................
           175,577   Ser. 04-OPT1, 4.458s, 2034                                                                  175,358
.........................................................................................................................
                     CHEC NIM Ltd., 144A
.........................................................................................................................
           118,406   Ser. 04-2, Class N1, 4.45s, 2034
                     (Cayman Islands)                                                                            118,399
.........................................................................................................................
            54,000   Ser. 04-2, Class N2, 8s, 2034
                     (Cayman Islands)                                                                             53,692
.........................................................................................................................
            22,000   Ser. 04-2, Class N3, 8s, 2034
                     (Cayman Islands)                                                                             18,920
.........................................................................................................................
           130,000   Citibank Credit Card Issuance Trust
                     FRN Ser. 01-C1, Class C1, 3.15s, 2010                                                       132,493
.........................................................................................................................
                     Conseco Finance Securitizations Corp.
.........................................................................................................................
         1,096,000   Ser. 00-4, Class A6, 8.31s, 2032                                                            955,134
.........................................................................................................................
           656,584   Ser. 00-5, Class A4, 7.47s, 2032                                                            673,656
.........................................................................................................................
           217,000   Ser. 00-5, Class A6, 7.96s, 2032                                                            190,960
.........................................................................................................................
           781,000   Ser. 01-04, Class A4, 7.36s, 2033                                                           802,104
.........................................................................................................................
           974,293   Ser. 01-1, Class A4, 6.21s, 2032                                                            986,375
.........................................................................................................................
         1,123,000   Ser. 01-1, Class A5, 6.99s, 2032                                                          1,068,398
.........................................................................................................................
           480,000   Ser. 01-3, Class A4, 6.91s, 2033                                                            476,986
.........................................................................................................................
           238,832   Ser. 01-4, Class B1, 9.4s, 2033                                                              32,242
.........................................................................................................................
           716,475   Ser. 02-1, Class A, 6.681s, 2033                                                            748,717
.........................................................................................................................
           370,000   Ser. 02-1, Class M2, 9.546s, 2033                                                           166,500
.........................................................................................................................
           758,016   Ser. 02-2, Class A, IO, 8 1/2s, 2033                                                        208,365
.........................................................................................................................
           383,000   Consumer Credit Reference IDX
                     Securities FRB Ser. 02-1A, Class A,
                     3.919s, 2007                                                                                387,894
.........................................................................................................................
                     Countrywide Asset Backed
                     Certificates 144A
.........................................................................................................................
            18,569   Ser. 03-5NF, Class NF, 6 3/4s, 2034                                                          18,621
.........................................................................................................................
            91,512   Ser. 04-1NIM, Class Note, 6s, 2034                                                           91,970
.........................................................................................................................
           477,669   Ser. 04-6N, Class N1, 6 1/4s, 2035                                                          477,669
.........................................................................................................................
           106,754   Ser. 04-BC1N, Class Note, 5 1/2s, 2035                                                      106,620
.........................................................................................................................
            73,514   Countrywide Asset-Backed
                     Certificates 144A Ser. 04-11N,
                     Class N, 5 1/4s, 2036                                                                        73,674
.........................................................................................................................
                     Countrywide Partnership Trust 144A
.........................................................................................................................
           122,000   Ser. 04-14N, 5s, 2036                                                                       122,049
.........................................................................................................................
            76,331   Ser. 04-EC1N, Class N, 5 1/4s, 2035                                                          76,283
.........................................................................................................................
             1,320   Credit-Based Asset Servicing and
                     Securitization 144A Ser. 03-CB2N,
                     Class Note, 8.35s, 2033                                                                       1,321
.........................................................................................................................
           188,000   Crest, Ltd. 144A Ser. 03-2A,
                     Class D2, 6.723s, 2038                                                                      195,144
.........................................................................................................................
                     CS First Boston Mortgage
                     Securities Corp. 144A
.........................................................................................................................
         2,331,837   Ser. 04-C4, Class AX, IO, 0.081s, 2039                                                       53,872
.........................................................................................................................
           152,930   Ser. 04-FR1N, Class A, 5s, 2034                                                             152,930
.........................................................................................................................
           193,750   Fieldstone Mortgage
                     Investment Corp. Ser. 03-1,
                     Class A, IO, 6s, 2005                                                                         2,698
.........................................................................................................................
            98,713   Finance America NIM Trust 144A
                     Ser. 04-1, Class A, 5 1/4s, 2034                                                             98,756
.........................................................................................................................
           590,000   First Chicago Lennar Trust 144A
                     Ser. 97-CHL1, Class D, 7.863s, 2039                                                         614,656
.........................................................................................................................
                     First Franklin Mortgage Loan Asset
                     Backed Certificates
.........................................................................................................................
         1,210,541   Ser. 03-FF3, Class A, IO, 6s, 2005                                                            4,830
.........................................................................................................................
           865,091   Ser. 03-FFB, Class A, IO, 6s, 2005                                                           20,611
.........................................................................................................................
                     First Franklin NIM Trust 144A
.........................................................................................................................
            20,591   Ser. 03-FF3A, Class A, 6 3/4s, 2033                                                          20,511
.........................................................................................................................
            55,687   Ser. 04-FF1, Class N1, 4 1/2s, 2034                                                          55,531
.........................................................................................................................
            98,141   Ser. 04-FF10, Class N1, 4.45s, 2034
                     (Cayman Islands)                                                                             98,135
.........................................................................................................................
           125,329   Ser. 04-FF7A, Class A, 5s, 2034                                                             125,605
.........................................................................................................................
            93,500   First Plus Home Loan Trust
                     Ser. 97-3, Class B1, 7.79s, 2023                                                             93,559
.........................................................................................................................
           270,000   Ford Credit Auto Owner Trust
                     Ser. 04-A, Class C, 4.19s, 2009                                                             270,338
.........................................................................................................................
            39,476   Freemont NIM Trust 144A Ser. 04-3,
                     Class B, 7 1/2s, 2034                                                                        38,699
.........................................................................................................................
           146,245   Freemont Trust 144A Ser. 04-3A,
                     4 1/2s, 2034                                                                                145,997
.........................................................................................................................
                     Fremont NIM Trust 144A
.........................................................................................................................
           103,911   Ser. 04-A, Class Note, 4 3/4s, 2034                                                         103,547
.........................................................................................................................
            71,395   Ser. 04-B, Class Note, 4.703s, 2034                                                          71,395
.........................................................................................................................
           173,605   Ser. 04-D, Class N1, 4 1/2s, 2034                                                           174,248
.........................................................................................................................
           241,480   GE Capital Credit Card Master Note
                     Trust FRB Ser. 04-2, Class C,
                     2.58s, 2010                                                                                 241,480
.........................................................................................................................
            95,530   GE Corporate Aircraft
                     Financing, LLC 144A Ser. 04-1A,
                     Class B, 3.031s, 2018                                                                        95,530
.........................................................................................................................
         1,149,000   GMAC Mortgage Corp. Ser. 04-HE5,
                     Class A, IO, 6s, 2007                                                                       108,257
.........................................................................................................................
            50,000   Goldentree Loan Opportunities II,
                     Ltd. 144A FRN Ser. 2A, Class 4,
                     5.091s, 2015 (Cayman Islands)                                                                50,938
.........................................................................................................................
                     Granite Mortgages PLC
.........................................................................................................................
           130,000   Ser. 04-2, Class 1C, 2.61s, 2044
                     (United Kingdom)                                                                            130,264
.........................................................................................................................
           194,000   FRB Ser. 04-1, Class 1C, 2.81s,
                     2044 (United Kingdom)                                                                       194,849
.........................................................................................................................
           310,000   FRN Ser. 01-1, Class 1C, 3.479s,
                     2041 (United Kingdom)                                                                       310,920
.........................................................................................................................
                     Granite Mortgages PLC FRB
.........................................................................................................................
           160,000   Ser. 02-1, Class 1C, 3.379s, 2042
                     (United Kingdom)                                                                            162,512
.........................................................................................................................
           130,000   Ser. 02-2, Class 1C, 3.329s, 2043
                     (United Kingdom)                                                                            132,080
.........................................................................................................................
                     Green Tree Financial Corp.
.........................................................................................................................
           263,785   Ser. 97-4, Class A7, 7.36s, 2029                                                            285,548
.........................................................................................................................
            69,522   Ser. 97-6, Class A8, 7.07s, 2029                                                             72,161
.........................................................................................................................
           119,583   Ser. 97-6, Class A9, 7.55s, 2029                                                            129,706
.........................................................................................................................
           210,107   Ser. 97-7, Class A8, 6.86s, 2029                                                            223,304
.........................................................................................................................
            35,862   Ser. 99-3, Class A5, 6.16s, 2031                                                             36,248
.........................................................................................................................
           147,000   Ser. 99-3, Class A6, 6 1/2s, 2031                                                           153,546
.........................................................................................................................
         1,480,000   Ser. 99-5, Class A5, 7.86s, 2030                                                          1,323,492
.........................................................................................................................
           602,145   Greenpoint Manufactured Housing
                     Ser. 00-3, Class IA, 8.45s, 2031                                                            585,586
.........................................................................................................................
           454,000   GS Auto Loan Trust 144A Ser. 04-1,
                     Class D, 5s, 2011                                                                           447,100
.........................................................................................................................
                     GSAMP Trust 144A
.........................................................................................................................
            17,689   Ser. 03-HE1N, Class Note, 7 1/4s, 2033                                                       17,700
.........................................................................................................................
            73,110   Ser. 04-FM1N, Class Note, 5 1/4s, 2033                                                       73,044
.........................................................................................................................
            54,918   Ser. 04-HE1N, Class N1, 5s, 2034                                                             54,819
.........................................................................................................................
           549,427   Ser. 04-NIM1, Class N1, 5 1/2s, 2034                                                        549,152
.........................................................................................................................
           197,000   Ser. 04-NIM1, Class N2, zero %, 2034                                                        145,747
.........................................................................................................................
           518,480   Ser. 04-NIM2, Class N, 4 7/8s, 2034                                                         516,250
.........................................................................................................................
            45,399   Ser. 04-RENM, Class Note, 5 1/2s, 2032                                                       45,399
.........................................................................................................................
            83,082   Ser. 04-SE2N, Class Note, 5 1/2s, 2034                                                       83,041
.........................................................................................................................
           515,589   High Income Trust Securities 144A
                     FRB Ser. 03-1A, Class A, 2.76s, 2036                                                        498,008
.........................................................................................................................
            92,000   Holmes Financing PLC FRB Ser. 8, Class 2C,
                     2.79s, 2040 (United Kingdom)                                                                 92,374
.........................................................................................................................
                     Holmes Financing PLC FRB
.........................................................................................................................
         1,390,000   Ser. 1, Class 2C, 3.22s, 2040
                     (United Kingdom)                                                                          1,390,000
.........................................................................................................................
           110,000   Ser. 4, Class 3C, 3.37s, 2040
                     (United Kingdom)                                                                            111,408
.........................................................................................................................
           210,000   Ser. 5, Class 2C, 3.52s, 2040
                     (United Kingdom)                                                                            210,588
.........................................................................................................................
                     Home Equity Asset Trust 144A
.........................................................................................................................
             5,208   Ser. 03-4N, Class A, 8s, 2033                                                                 5,221
.........................................................................................................................
            33,867   Ser. 03-5N, Class A, 7 1/2s, 2034                                                            34,037
.........................................................................................................................
            24,766   Ser. 03-6N, Class A, 6 1/2s, 2034                                                            24,766
.........................................................................................................................
            33,563   Ser. 03-7N, Class A, 5 1/4s, 2034                                                            33,584
.........................................................................................................................
            76,860   Ser. 04-1N, Class A, 5s, 2034                                                                76,860
.........................................................................................................................
           107,984   Ser. 04-3N, Class A, 5s, 2034                                                               107,984
.........................................................................................................................
           151,510   Ser. 04-4N, Class A, 5s, 2034                                                               151,510
.........................................................................................................................
           257,297   Ser. 04-5N, Class A, 5 1/4s, 2034                                                           257,619
.........................................................................................................................
            54,000   Hyundai Auto Receivables Trust
                     Ser. 04-A, Class D, 4.1s, 2011                                                               53,585
.........................................................................................................................
           178,007   IMPAC Secured Assets Corp.
                     Ser. 03-1, Class A, IO, 5s, 2005                                                              4,025
.........................................................................................................................
                     LNR CDO, Ltd. 144A
.........................................................................................................................
           460,000   FRB Ser. 02-1A, Class FFL, 5.167s,
                     2037 (Cayman Islands)                                                                       453,238
.........................................................................................................................
           270,000   FRB Ser. 03-1A, Class EFL, 5.15s,
                     2036 (Cayman Islands)                                                                       293,301
.........................................................................................................................
                     Long Beach Asset Holdings Corp. NIM
                     Trust 144A
.........................................................................................................................
             6,755   Ser. 03-4, Class N1, 6.535s, 2033                                                             6,755
.........................................................................................................................
            74,319   Ser. 04-2, Class N1, 4.94s, 2034                                                             74,319
.........................................................................................................................
           207,830   Ser. 04-5, Class Note, 5s, 2034                                                             208,288
.........................................................................................................................
                     Long Beach Mortgage Loan Trust
.........................................................................................................................
            70,769   Ser. 03-2, Class S1, IO, 4 1/4s, 2005                                                         1,405
.........................................................................................................................
         1,297,154   Ser. 03-2, Class S2, IO, 4 1/4s, 2005                                                        25,952
.........................................................................................................................
         3,223,842   Ser. 04-3, Class S1, IO, 4 1/2s, 2006                                                       178,823
.........................................................................................................................
         1,611,928   Ser. 04-3, Class S2, IO, 4 1/2s, 2006                                                        89,412
.........................................................................................................................
                     Madison Avenue Manufactured Housing
                     Contract
.........................................................................................................................
        17,166,393   Ser. 02-A IO, 0.3s, 2032                                                                    195,803
.........................................................................................................................
           338,443   FRB Ser. 02-A, Class B1, 5.431s, 2032                                                       186,144
.........................................................................................................................
           248,582   Marriott Vacation Club Owner Trust
                     144A FRB Ser. 02-1A, Class A1,
                     3.11s, 2024                                                                                 250,883
.........................................................................................................................
                     Master Asset Backed Securities NIM
                     Trust 144A
.........................................................................................................................
            67,530   Ser. 04-CI3, Class N1, 4.45s, 2034                                                           67,530
.........................................................................................................................
            92,328   Ser. 04-HE1, Class A, 5 1/4s, 2034                                                           92,319
.........................................................................................................................
           271,593   Master Asset Backed Securities NIM
                     Trust 144A Ser. 04-CI5, Class N1,
                     4.946s, 2034                                                                                271,593
.........................................................................................................................
           666,238   Merit Securities Corp. FRB
                     Ser. 11PA, Class 3A1, 2.814s, 2027                                                          639,589
.........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc.
.........................................................................................................................
            71,071   Ser. 04-OP1N, Class N1, 4 3/4s,
                     2035 (Cayman Islands)                                                                        70,865
.........................................................................................................................
            55,000   Ser. 04-WMC3, Class B3, 5s, 2035                                                             52,577
.........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc. 144A
.........................................................................................................................
            44,119   Ser. 03-OP1N, Class N1, 7 1/4s, 2034                                                         44,238
.........................................................................................................................
            32,623   Ser. 03-WM1N, Class N1, 7s, 2033                                                             32,705
.........................................................................................................................
            40,252   Ser. 04-FM1N, Class N1, 5s, 2035                                                             40,075
.........................................................................................................................
            38,801   Ser. 04-HE1N, Class N1, 5s, 2006                                                             38,529
.........................................................................................................................
           127,642   Ser. 04-HE2N, Class N1, 5s, 2035                                                            127,050
.........................................................................................................................
            96,950   Ser. 04-WM1N, Class N1, 4 1/2s, 2034                                                         96,591
.........................................................................................................................
           125,053   Ser. 04-WM2N, Class N1, 4 1/2s, 2005                                                        124,578
.........................................................................................................................
           152,275   Ser. 04-WM3N, Class N1, 4 1/2s, 2005                                                        151,665
.........................................................................................................................
           136,000   Metris Master Trust FRN Ser. 04-2,
                     Class C, 3.4s, 2010                                                                         136,000
.........................................................................................................................
           323,000   Metris Master Trust 144A FRN
                     Ser. 00-3, Class C, 3.79s, 2009                                                             323,937
.........................................................................................................................
           327,000   Mezz Cap Commercial Mortgage Trust
                     144A Ser. 04-C2, Class X, IO, 5s, 2034                                                      130,647
.........................................................................................................................
            71,973   Mid-State Trust Ser. 11, Class B,
                     8.221s, 2038                                                                                 69,736
.........................................................................................................................
           370,353   MMCA Automobile Trust Ser. 02-1,
                     Class B, 5.37s, 2010                                                                        372,649
.........................................................................................................................
                     Morgan Stanley ABS Capital I 144A
.........................................................................................................................
             6,266   Ser. 03-NC8N, Class Note, 7.6s, 2033                                                          6,282
.........................................................................................................................
            34,655   Ser. 04-NC2N, Class Note, 6 1/4s, 2033                                                       34,710
.........................................................................................................................
           453,000   Morgan Stanley ABS Capital I FRB
                     Ser. 04-WMC3, Class A2PT, 5s, 2035                                                          453,000
.........................................................................................................................
            27,000   Morgan Stanley Auto Loan Trust
                     Ser. 04-HB2, Class D, 3.59s, 2012                                                            27,008
.........................................................................................................................
                     Morgan Stanley Auto Loan Trust 144A
.........................................................................................................................
           108,000   Ser. 04-HB1, Class D, 5 1/2s, 2011                                                          106,823
.........................................................................................................................
            65,000   Ser. 04-HB2, Class E, 5s, 2012                                                               62,989
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
.........................................................................................................................
            94,722   FRN Ser. 01-NC3, Class B1, 4.631s, 2031                                                      93,918
.........................................................................................................................
           128,000   FRN Ser. 01-NC4, Class B1, 4.681s, 2032                                                     126,906
.........................................................................................................................
           138,000   Navigator CDO, Ltd. 144A FRB
                     Ser. 03-1A, Class A1, 2.78s, 2015                                                           138,883
.........................................................................................................................
           187,000   New Century Home Equity Loan Trust
                     Ser. 03-5, Class AI7, 5.15s, 2033                                                           187,935
.........................................................................................................................
                     New Century Mortgage Corp. NIM
                     Trust 144A
.........................................................................................................................
            27,739   Ser. 03-5, Class Note, 8s, 2033                                                              27,899
.........................................................................................................................
            34,378   Ser. 03-B, Class Note, 6 1/2s, 2033                                                          34,496
.........................................................................................................................
            67,000   Newcastle CDO, Ltd. 144A FRB
                     Ser. 3A, Class 4FL, 5.36s, 2038                                                              68,005
.........................................................................................................................
                     Nomura Asset Acceptance Corp.
.........................................................................................................................
           111,065   144A Ser. 04-R2, Class PT,
                     10.118s, 2034                                                                               123,594
.........................................................................................................................
           108,000   Ser. 04-R3, Class PT, 10.001s, 2035                                                         120,960
.........................................................................................................................
                     Novastar NIM Trust 144A
.........................................................................................................................
            54,567   Ser. 04-N1, Class Note, 4.458s, 2034                                                         54,567
.........................................................................................................................
           241,838   Ser. 04-N2, Class Note, 4.458s, 2034                                                        241,838
.........................................................................................................................
                     Oakwood Mortgage Investors, Inc.
.........................................................................................................................
           322,935   Ser. 00-A, Class A3, 7.945s, 2022                                                           286,241
.........................................................................................................................
           735,193   Ser. 02-C, Class A1, 5.41s, 2032                                                            653,669
.........................................................................................................................
           112,970   Oakwood Mortgage Investors, Inc.
                     144A Ser. 01-B, Class A4, 7.21s, 2030                                                       107,639
.........................................................................................................................
            79,000   Oceanstar 144A FRB Ser. 04,
                     Class D, 4.406s, 2034                                                                        79,000
.........................................................................................................................
            24,175   Option One Mortgage
                     Securities Corp. NIM Trust 144A
                     Ser. 03-5, Class Note, 6.9s, 2033                                                            24,296
.........................................................................................................................
           396,938   Option One Woodbridge Loan Trust
                     144A Ser. 03-1, Class S, IO, 3.7s, 2005                                                       5,853
.........................................................................................................................
            55,000   Origen Manufactured Housing
                     Ser. 04-B, Class A2, 3.79s, 2017                                                             54,123
.........................................................................................................................
                     Park Place Securities NIM Trust 144A
.........................................................................................................................
           307,000   Ser. 04, 4 1/2s, 2035                                                                       306,540
.........................................................................................................................
            56,198   Ser. 04-MCWN1, Class A, 4.458s, 2034                                                         56,198
.........................................................................................................................
            95,000   Ser. 04-WCW2, Class D, 7.387s, 2034                                                          95,000
.........................................................................................................................
                     Pass-Through Amortizing Credit
                     Card Trust
.........................................................................................................................
            33,212   Ser. 02-1A, Class A3FL, 5.11s, 2012                                                          33,274
.........................................................................................................................
            52,638   Ser. 02-1A, Class A4FL, 7.61s, 2012                                                          52,735
.........................................................................................................................
                     People's Choice Net Interest Margin
                     Note 144A
.........................................................................................................................
           319,303   Ser. 04-2, Class A, 5s, 2034                                                                320,021
.........................................................................................................................
            50,000   Ser. 04-2, Class B, 5s, 2034                                                                 45,300
.........................................................................................................................
                     Permanent Financing PLC FRB
.........................................................................................................................
           110,000   Ser. 1, Class 3C, 3.66s, 2042
                     (United Kingdom)                                                                            111,056
.........................................................................................................................
           160,000   Ser. 3, Class 3C, 3.61s, 2042
                     (United Kingdom)                                                                            162,176
.........................................................................................................................
                     Pillar Funding PLC 144A
.........................................................................................................................
           275,000   FRB Ser. 04-1A, Class C1, 2.88s,
                     2011 (United Kingdom)                                                                       276,673
.........................................................................................................................
           109,000   FRB Ser. 04-2A, Class C, 3.37s,
                     2011 (United Kingdom)                                                                       109,126
.........................................................................................................................
                     Providian Gateway Master Trust 144A
.........................................................................................................................
           120,000   Ser. 04-DA, Class D, 4.4s, 2011                                                             118,725
.........................................................................................................................
           147,000   FRB Ser. 04-AA, Class D, 3.95s, 2011                                                        147,323
.........................................................................................................................
           270,000   FRN Ser. 04-BA, Class D, 3 1/2s, 2010                                                       272,040
.........................................................................................................................
           100,000   FRN Ser. 04-EA, Class D, 2.93s, 2011                                                        100,031
.........................................................................................................................
                     Renaissance Home Equity Loan Trust
.........................................................................................................................
           321,463   Ser. 03-2, Class A, IO, 3s, 2005                                                              5,988
.........................................................................................................................
           334,489   Ser. 03-4, Class S, IO, 3s, 2006                                                              7,003
.........................................................................................................................
           107,997   Renaissance NIM Trust 144A
                     Ser. 04-A, 4.45s, 2034                                                                      107,997
.........................................................................................................................
           355,290   Residential Accredit Loans, Inc.
                     Ser. 04-QA5, Class A2, 5.003s, 2034                                                         360,286
.........................................................................................................................
                     Residential Asset Mortgage
                     Products, Inc.
.........................................................................................................................
         1,375,062   Ser. 03-RZ3, Class A, IO, 4 1/2s, 2005                                                       42,111
.........................................................................................................................
         1,593,856   Ser. 04-RZ2, Class A, IO, 3 1/2s, 2006                                                       43,520
.........................................................................................................................
                     Residential Asset Securities Corp.
.........................................................................................................................
           312,500   Ser. 02-KS6, Class AIO, IO, 4 1/2s, 2005                                                      2,098
.........................................................................................................................
           115,655   Ser. 03-KS4, Class AI, IO, 3 1/2s, 2005                                                       2,235
.........................................................................................................................
                     Residential Asset Securities Corp. 144A
.........................................................................................................................
           250,843   Ser. 04-N10B, Class A1, 5s, 2034                                                            250,843
.........................................................................................................................
           226,918   Ser. 04-NT, 5s, 2034                                                                        225,783
.........................................................................................................................
         1,798,046   Residential Funding Mortgage
                     Securities II Ser. 03-HS1,
                     Class AI, IO, 5 1/2s, 2033                                                                   52,143
.........................................................................................................................
                     SAIL Net Interest Margin Notes 144A
.........................................................................................................................
            39,206   Ser. 03-13A, Class A, 6 3/4s, 2033
                     (Cayman Islands)                                                                             39,402
.........................................................................................................................
             4,319   Ser. 03-3, Class A, 7 3/4s, 2033
                     (Cayman Islands)                                                                              4,351
.........................................................................................................................
            41,393   Ser. 03-4, Class A, 7 1/2s, 2033
                     (Cayman Islands)                                                                             41,347
.........................................................................................................................
            10,645   Ser. 03-5, Class A, 7.35s, 2033
                     (Cayman Islands)                                                                             10,641
.........................................................................................................................
            25,033   Ser. 03-6A, Class A, 7s, 2033
                     (Cayman Islands)                                                                             25,033
.........................................................................................................................
            22,131   Ser. 03-7A, Class A, 7s, 2033
                     (Cayman Islands)                                                                             21,967
.........................................................................................................................
            25,377   Ser. 03-8A, Class A, 7s, 2033
                     (Cayman Islands)                                                                             25,249
.........................................................................................................................
            68,661   Ser. 03-9A, Class A, 7s, 2033
                     (Cayman Islands)                                                                             68,304
.........................................................................................................................
            33,128   Ser. 03-BC2A, Class A, 7 3/4s, 2033
                     (Cayman Islands)                                                                             33,032
.........................................................................................................................
           586,189   Ser. 04-10A, Class A, 5s, 2034                                                              586,424
.........................................................................................................................
           241,566   Ser. 04-2A, Class A, 5 1/2s, 2034
                     (Cayman Islands)                                                                            241,566
.........................................................................................................................
           307,833   Ser. 04-4A, Class A, 5s, 2034
                     (Cayman Islands)                                                                            307,372
.........................................................................................................................
            60,000   Ser. 04-4A, Class B, 7 1/2s, 2034
                     (Cayman Islands)                                                                             55,314
.........................................................................................................................
           109,177   Ser. 04-5A, Class A, 4 1/2s, 2034
                     (Cayman Islands)                                                                            109,016
.........................................................................................................................
           126,817   Ser. 04-7A, Class A, 4 3/4s, 2034
                     (Cayman Islands)                                                                            126,640
.........................................................................................................................
           165,712   Ser. 04-8A, Class A, 5s, 2034
                     (Cayman Islands)                                                                            165,712
.........................................................................................................................
            75,769   Ser. 04-8A, Class B, 6 3/4s, 2034
                     (Cayman Islands)                                                                             74,068
.........................................................................................................................
           203,257   Ser. 04-AA, Class A, 4 1/2s, 2034
                     (Cayman Islands)                                                                            202,545
.........................................................................................................................
            75,511   Ser. 04-BN2A, Class A, 5s, 2034
                     (Cayman Islands)                                                                             75,541
.........................................................................................................................
            56,804   Ser. 04-BNCA, Class A, 5s, 2034
                     (Cayman Islands)                                                                             56,721
.........................................................................................................................
             3,960   Sasco Net Interest Margin Trust
                     144A Ser. 03-AM1, Class A, 7 3/4s, 2033                                                       3,940
.........................................................................................................................
            21,377   Sharps SP I, LLC Net Interest Margin Trust
                     Ser. 03-NC1N, Class N, 7 1/4s, 2033                                                          21,465
.........................................................................................................................
                     Sharps SP I, LLC Net Interest
                     Margin Trust 144A
.........................................................................................................................
           112,577   Ser. 03-0P1N, Class NA, 4.45s, 2033                                                         112,442
.........................................................................................................................
            57,908   Ser. 03-HE1N, 6.9s, 2033                                                                     58,146
.........................................................................................................................
             9,332   Ser. 03-HS1N, Class N, 7.48s, 2033                                                            9,355
.........................................................................................................................
            10,632   Ser. 03-TC1N, Class N, 7.45s, 2033                                                           10,632
.........................................................................................................................
            50,237   Ser. 04-4N, Class Note, 6.65s, 2034                                                          50,177
.........................................................................................................................
            70,729   Ser. 04-HE1N, Class Note, 4.94s, 2034                                                        70,729
.........................................................................................................................
            45,163   Ser. 04-HE2N, Class NA, 5.43s, 2034                                                          45,050
.........................................................................................................................
            38,890   Ser. 04-HS1N, Class Note, 5.92s, 2034                                                        38,890
.........................................................................................................................
                     Structured Adjustable Rate Mortgage
                     Loan Trust
.........................................................................................................................
           104,105   Ser. 04-4, Class 1A1, 4.79s, 2034                                                           105,378
.........................................................................................................................
           459,282   144A Ser. 04-NP2, Class A, 2.767s, 2034                                                     459,282
.........................................................................................................................
         1,234,633   Ser. 04-6, Class 1A, 4.424s, 2034                                                         1,245,019
.........................................................................................................................
            46,357   Ser. 04-8, Class 1A3, 4.729s, 2034                                                           46,703
.........................................................................................................................
           316,125   Ser. 04-10, Class 1A1, 4.969s, 2034                                                         321,036
.........................................................................................................................
           610,748   Ser. 04-12, Class 1A2, 5.064s, 2034                                                         620,839
.........................................................................................................................
           836,935   Ser. 04-14, Class 1A, 5.128s, 2034                                                          851,711
.........................................................................................................................
           615,320   Ser. 04-16, Class 1A2, 5.041s, 2034                                                         625,442
.........................................................................................................................
           526,325   Ser. 04-18, Class 1A1, 5.089s, 2034                                                         535,328
.........................................................................................................................
           945,000   Ser. 04-20, Class 1A2, 5.093s, 2034                                                         962,571
.........................................................................................................................
                     Structured Asset Investment Loan Trust
.........................................................................................................................
           730,179   Ser. 03-BC1, Class A, IO, 6s, 2005                                                            6,546
.........................................................................................................................
         1,237,496   Ser. 03-BC10, Class A, IO, 6s, 2005                                                          17,241
.........................................................................................................................
         4,388,130   Ser. 03-BC11, Class A, IO, 6s, 2005                                                          82,868
.........................................................................................................................
           635,572   Ser. 03-BC12, Class A, IO, 6s, 2005                                                          15,143
.........................................................................................................................
         1,901,143   Ser. 03-BC13, Class A, IO, 6s, 2005                                                          45,295
.........................................................................................................................
         2,066,549   Ser. 03-BC2, Class A, IO, 6s, 2005                                                           28,791
.........................................................................................................................
         2,806,905   Ser. 03-BC6, Class A, IO, 6s, 2005                                                           11,199
.........................................................................................................................
         2,341,147   Ser. 03-BC7, Class A, IO, 6s, 2005                                                            9,338
.........................................................................................................................
         1,596,671   Ser. 03-BC8, Class A, IO, 6s, 2005                                                           37,953
.........................................................................................................................
         1,755,333   Ser. 03-BC9, Class A, IO, 6s, 2005                                                           15,740
.........................................................................................................................
         4,157,245   Ser. 04-1, Class A, IO, 6s, 2005                                                            119,407
.........................................................................................................................
         3,131,602   Ser. 04-3, Class A, IO, 6s, 2005                                                            120,817
.........................................................................................................................
                     Structured Asset Securities Corp.
.........................................................................................................................
           416,252   Ser. 03-26A, Class 2A, 4.571s, 2033                                                         419,962
.........................................................................................................................
           222,538   Ser. 03-40A, Class 1A, 4.983s, 2034                                                         225,566
.........................................................................................................................
           227,410   Ser. 04-8, Class 1A1, 4.729s, 2034                                                          230,217
.........................................................................................................................
                     Structured Asset Securities Corp. 144A
.........................................................................................................................
           323,000   FRB Ser. 03-NP2, Class A2, 2.731s, 2032                                                     322,546
.........................................................................................................................
            75,725   FRN Ser. 03-NP3, Class A1, 2.681s, 2033                                                      75,725
.........................................................................................................................
           394,000   Terwin Mortgage Trust FRB
                     Ser. 04-5HE, Class A1B, 2.601s, 2035                                                        393,631
.........................................................................................................................
           184,000   TIAA Real Estate CD0, Ltd.
                     Ser. 03-1A, Class E, 8s, 2038
                     (Cayman Islands)                                                                            177,276
.........................................................................................................................
         1,856,363   Wells Fargo Home Equity Trust
                     Ser. 04-1, Class A, IO, 6s, 2005                                                             73,979
.........................................................................................................................
                     Wells Fargo Home Equity Trust 144A
.........................................................................................................................
            76,928   Ser. 04-1N, Class A, 5s, 2034                                                                76,653
.........................................................................................................................
           334,534   Ser. 04-2, Class N1, 4.45s, 2034                                                            334,514
.........................................................................................................................
           109,000   Ser. 04-2, Class N2, 8s, 2034                                                               103,550
.........................................................................................................................
           688,393   Wells Fargo Mortgage Backed
                     Securities Trust FRB Ser. 04-U,
                     Class A1, 3.892s, 2034                                                                      693,556
.........................................................................................................................
           134,000   Westo Ser. 04-3, Class D, 4.07s, 2012                                                       133,410
.........................................................................................................................
                     WFS Financial Owner Trust
.........................................................................................................................
            64,498   Ser. 04-1, Class D, 3.17s, 2011                                                              63,943
.........................................................................................................................
            54,000   Ser. 04-4, Class D, 3.58s, 2012                                                              53,456
.........................................................................................................................
            43,701   Whole Auto Loan Trust Ser. 03-1,
                     Class C, 3.13s, 2010                                                                         43,073
.........................................................................................................................
                     Whole Auto Loan Trust 144A
.........................................................................................................................
           235,705   Ser. 03-1, Class D, 6s, 2010                                                                235,043
.........................................................................................................................
           163,000   Ser. 04-1, Class D, 5.6s, 2011                                                              162,312
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $61,334,240)                                                                      $60,412,919
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (6.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Basic Materials (0.3%)
.........................................................................................................................
          $130,000   Avery Dennison Corp. notes 4 7/8s, 2013                                                    $131,678
.........................................................................................................................
            90,000   Barrick Gold Corp. bonds 5.8s, 2034
                     (Canada)                                                                                     90,580
.........................................................................................................................
            45,000   Barrick Gold Finance, Inc.
                     notes 4 7/8s, 2014                                                                           44,837
.........................................................................................................................
           120,000   Dow Chemical Co. (The) debs.
                     8.55s, 2009                                                                                 140,380
.........................................................................................................................
            65,000   Dow Chemical Co. (The) notes 6s, 2012                                                        71,015
.........................................................................................................................
           200,000   Dow Chemical Co. (The) Pass Through
                     Trust 144A company guaranty
                     4.027s, 2009                                                                                192,055
.........................................................................................................................
            75,000   Eastman Chemical Co. notes 3 1/4s, 2008                                                      73,289
.........................................................................................................................
           125,000   Falconbridge, Ltd. bonds 5 3/8s,
                     2015 (Canada)                                                                               123,797
.........................................................................................................................
            90,000   Georgia-Pacific Corp. sr. notes 8s, 2014                                                    102,375
.........................................................................................................................
            45,000   ICI Wilmington Inc. company
                     guaranty 5 5/8s, 2013                                                                        46,606
.........................................................................................................................
           140,000   ICI Wilmington Inc. company
                     guaranty 4 3/8s, 2008                                                                       140,547
.........................................................................................................................
            75,000   Inco, Ltd. bonds 5.7s, 2015
                     (Canada)                                                                                     78,120
.........................................................................................................................
            90,000   International Paper Co. notes 5.3s, 2015                                                     91,056
.........................................................................................................................
           120,000   Lubrizol Corp. (The)
                     sr. notes 5 1/2s, 2014                                                                      120,707
.........................................................................................................................
           185,000   Millennium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                       210,438
.........................................................................................................................
            77,000   Monsanto Co. notes 4s, 2008                                                                  77,130
.........................................................................................................................
            25,000   Monsanto Co. sr. notes 7 3/8s, 2012                                                          29,232
.........................................................................................................................
            65,000   Potash Corp. of Saskatchewan
                     notes 7 3/4s, 2011 (Canada)                                                                  76,568
.........................................................................................................................
            50,000   Praxair, Inc. notes 6 3/8s, 2012                                                             55,821
.........................................................................................................................
           130,000   Weyerhaeuser Co. debs. 7.95s, 2025                                                          159,916
.........................................................................................................................
            90,000   Weyerhaeuser Co. debs. 7 1/8s, 2023                                                         101,932
.........................................................................................................................
           115,000   Weyerhaeuser Co. notes 6 3/4s, 2012                                                         129,586
.........................................................................................................................
            35,000   WMC Finance USA company
                     guaranty 6 1/4s, 2033 (Australia)                                                            35,825
.........................................................................................................................
            60,000   WMC Finance USA company
                     guaranty 5 1/8s, 2013 (Australia)                                                            59,827
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,383,317
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.2%)
.........................................................................................................................
            25,000   Boeing Capital Corp.
                     sr. notes 6.1s, 2011                                                                         27,269
.........................................................................................................................
            85,000   Boeing Co. (The) debs. 6 7/8s, 2043                                                          97,894
.........................................................................................................................
            30,000   Bunge Ltd. Finance Corp. company
                     guaranty 7.8s, 2012                                                                          35,623
.........................................................................................................................
           110,000   Bunge Ltd. Finance Corp. company
                     guaranty 4 3/8s, 2008                                                                       110,844
.........................................................................................................................
            45,000   Bunge Ltd. Finance Corp. notes
                     5 7/8s, 2013                                                                                 47,771
.........................................................................................................................
            95,000   Litton Industries, Inc. sr. notes 8s, 2009                                                  108,788
.........................................................................................................................
           155,000   Lockheed Martin Corp. bonds
                     8 1/2s, 2029                                                                                212,083
.........................................................................................................................
           115,000   Northrop Grumman Corp. company
                     guaranty 7 1/8s, 2011                                                                       131,976
.........................................................................................................................
            80,000   Raytheon Co. bonds 5 3/8s, 2013                                                              83,341
.........................................................................................................................
            75,000   Raytheon Co. debs. 7s, 2028                                                                  87,167
.........................................................................................................................
            70,000   Raytheon Co. debs. 6s, 2010                                                                  75,744
.........................................................................................................................
           130,000   Raytheon Co. notes 8.3s, 2010                                                               154,049
.........................................................................................................................
           100,000   Raytheon Co. notes 4.85s, 2011                                                              102,028
.........................................................................................................................
            95,000   Sealed Air Corp. 144A bonds 6 7/8s, 2033                                                    102,589
.........................................................................................................................
            75,000   Sealed Air Corp. 144A notes 5 5/8s, 2013                                                     77,589
.........................................................................................................................
           155,000   Waste Management, Inc.
                     sr. notes 7 3/8s, 2010                                                                      177,669
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,632,424
------------------------------------------------------------------------------------------------------------------------
Communication Services (0.8%)
.........................................................................................................................
            65,000   Ameritech Capital Funding company
                     guaranty 6 1/4s, 2009                                                                        69,373
.........................................................................................................................
            50,000   AT&T Wireless Services, Inc.
                     notes 8 1/8s, 2012                                                                           60,442
.........................................................................................................................
           175,000   AT&T Wireless Services, Inc.
                     sr. notes 8 3/4s, 2031                                                                      235,955
.........................................................................................................................
           370,000   AT&T Wireless Services, Inc.
                     sr. notes 7 7/8s, 2011                                                                      436,088
.........................................................................................................................
           165,000   Bell Atlantic Financial Services
                     notes Ser. A, 7.6s, 2007                                                                    178,630
.........................................................................................................................
           100,000   Bellsouth Capital Funding
                     notes 7 3/4s, 2010                                                                          115,847
.........................................................................................................................
            90,000   Citizens Communications Co.
                     sr. notes 6 1/4s, 2013                                                                       90,675
.........................................................................................................................
           125,000   Deutsche Telekom International
                     Finance BV bonds 8 1/2s, 2010
                     (Netherlands)                                                                               148,922
.........................................................................................................................
           195,000   Deutsche Telekom International
                     Finance BV company guaranty 8 3/4s,
                     2030 (Netherlands)                                                                          255,698
.........................................................................................................................
           200,000   Deutsche Telekom International
                     Finance BV notes 5 1/4s, 2013
                     (Netherlands)                                                                               205,721
.........................................................................................................................
            70,000   France Telecom notes 9 1/4s, 2031
                     (France)                                                                                     94,891
.........................................................................................................................
           415,000   France Telecom notes 7 3/4s, 2011
                     (France)                                                                                    495,055
.........................................................................................................................
           120,000   Koninklijke (Royal) KPN NV
                     sr. unsub. notes 8 3/8s, 2030
                     (Netherlands)                                                                               155,696
.........................................................................................................................
           335,000   Nextel Communications, Inc.
                     sr. notes 5.95s, 2014                                                                       346,725
.........................................................................................................................
            71,000   Qwest Corp. 144A sr. notes 7 7/8s, 2011                                                      77,035
.........................................................................................................................
            75,000   SBC Communications, Inc.
                     notes 5.1s, 2014                                                                             75,697
.........................................................................................................................
            75,000   SBC Communications, Inc.
                     notes 4 1/8s, 2009                                                                           74,863
.........................................................................................................................
           305,000   Sprint Capital Corp. company
                     guaranty 7 5/8s, 2011                                                                       354,117
.........................................................................................................................
           530,000   Sprint Capital Corp. company
                     guaranty 6 7/8s, 2028                                                                       580,237
.........................................................................................................................
            45,000   Sprint Capital Corp. notes 8 3/8s, 2012                                                      54,816
.........................................................................................................................
           220,000   Telecom Italia Capital SA company
                     guaranty 6 3/8s, 2033 (Luxembourg)                                                          226,204
.........................................................................................................................
           130,000   Telecom Italia Capital SA company
                     guaranty 5 1/4s, 2013 (Luxembourg)                                                          131,396
.........................................................................................................................
           165,000   Telecom Italia Capital SA 144A company
                     guaranty 4s, 2010 (Luxembourg)                                                              160,877
.........................................................................................................................
           110,000   Telefonica Europe BV company
                     guaranty 8 1/4s, 2030 (Netherlands)                                                         147,510
.........................................................................................................................
            90,000   United States Cellular Corp. notes
                     6.7s, 2033                                                                                   93,242
.........................................................................................................................
            50,000   Verizon Global Funding Corp. notes
                     7 3/4s, 2030                                                                                 62,166
.........................................................................................................................
           160,000   Verizon New England Inc. sr. notes
                     6 1/2s, 2011                                                                                176,007
.........................................................................................................................
           405,000   Verizon Pennsylvania Inc. debs. 8.35s, 2030                                                 521,407
.........................................................................................................................
            50,000   Verizon Virginia Inc. debs. Ser. A,
                     4 5/8s, 2013                                                                                 48,834
.........................................................................................................................
           180,000   Vodafone Group PLC notes 7 7/8s,
                     2030 (United Kingdom)                                                                       232,094
.........................................................................................................................
            30,000   Vodafone Group PLC notes 7 3/4s,
                     2010 (United Kingdom)                                                                        34,814
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,941,034
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.1%)
.........................................................................................................................
           190,000   Tyco International Group SA company
                     guaranty 7s, 2028 (Luxembourg)                                                              220,901
.........................................................................................................................
           200,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                          224,158
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 445,059
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.5%)
.........................................................................................................................
           210,000   Cendant Corp. notes 6 1/4s, 2010                                                            227,271
.........................................................................................................................
           160,000   Cendant Corp. sr. notes 7 3/8s, 2013                                                        185,398
.........................................................................................................................
            35,000   D.R. Horton, Inc. company
                     guaranty 8s, 2009                                                                            39,156
.........................................................................................................................
           150,000   D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                                    153,188
.........................................................................................................................
           250,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 7.2s, 2009                                                                 278,254
.........................................................................................................................
           220,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 6 1/2s, 2013                                                               237,620
.........................................................................................................................
           135,000   Dana Corp. 144A notes 5.85s, 2015                                                           133,650
.........................................................................................................................
           100,000   Federated Department Stores, Inc.
                     sr. notes 6 5/8s, 2011                                                                      111,811
.........................................................................................................................
           230,000   Ford Motor Co. debs. 9.98s, 2047                                                            285,808
.........................................................................................................................
           115,000   Ford Motor Credit Corp.
                     notes 7 7/8s, 2010                                                                          126,702
.........................................................................................................................
           455,000   Ford Motor Credit Corp.
                     notes 7 3/4s, 2007                                                                          483,340
.........................................................................................................................
           135,000   General Motors Acceptance Corp.
                     bonds 8s, 2031                                                                              138,764
.........................................................................................................................
           125,000   General Motors Corp. debs. 8 3/8s, 2033                                                     129,123
.........................................................................................................................
            55,000   General Motors Corp. notes 7.2s, 2011                                                        56,410
.........................................................................................................................
           115,000   GTECH Holdings Corp. notes 4 3/4s, 2010                                                     115,439
.........................................................................................................................
           180,000   Hilton Hotels Corp. notes 8 1/4s, 2011                                                      212,400
.........................................................................................................................
            85,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                                  96,403
.........................................................................................................................
            90,000   Lennar Corp. company
                     guaranty Ser. B, 9.95s, 2010                                                                 96,453
.........................................................................................................................
            90,000   Nordstrom, Inc. debs. 6.95s, 2028                                                           100,987
.........................................................................................................................
            40,000   Park Place Entertainment Corp.
                     sr. notes 7 1/2s, 2009                                                                       44,752
.........................................................................................................................
            60,000   Park Place Entertainment Corp.
                     sr. notes 7s, 2013                                                                           66,150
.........................................................................................................................
            70,000   Pulte Homes, Inc. company
                     guaranty 7 7/8s, 2011 (S)                                                                    81,206
.........................................................................................................................
           145,000   RadioShack Corp. notes 7 3/8s, 2011                                                         164,802
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,565,087
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (0.7%)
.........................................................................................................................
            90,000   AOL Time Warner, Inc. bonds
                     7 5/8s, 2031                                                                                108,878
.........................................................................................................................
            50,000   AT&T Broadband Corp. company
                     guaranty 8 3/8s, 2013                                                                        61,655
.........................................................................................................................
            95,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                           106,665
.........................................................................................................................
            40,000   Clear Channel Communications, Inc.
                     sr. notes 5 3/4s, 2013                                                                       41,330
.........................................................................................................................
           155,000   ConAgra Foods, Inc. notes 7 7/8s, 2010                                                      182,085
.........................................................................................................................
            85,000   ConAgra Foods, Inc. notes 6 3/4s, 2011                                                       95,631
.........................................................................................................................
           105,000   Cox Communications, Inc.
                     notes 7 3/4s, 2010                                                                          120,277
.........................................................................................................................
           285,000   Cox Communications, Inc. 144A
                     notes 5.45s, 2014                                                                           284,989
.........................................................................................................................
            85,000   Cox Communications, Inc. 144A
                     notes 4 5/8s, 2010                                                                           84,804
.........................................................................................................................
           105,000   Cox Enterprises, Inc. 144A
                     notes 8s, 2007                                                                              112,936
.........................................................................................................................
           106,627   CVS Corp. 144A pass-through
                     certificates 6.117s, 2013                                                                   113,057
.........................................................................................................................
           230,000   Diageo PLC company guaranty 8s,
                     2022 (United Kingdom)                                                                       297,588
.........................................................................................................................
            60,000   Foster's Finance Corp. 144A
                     notes 4 7/8s, 2014                                                                           59,652
.........................................................................................................................
           145,000   Fred Meyer, Inc. Holding Co.
                     company guaranty 7.45s, 2008                                                                159,868
.........................................................................................................................
            50,000   Grand Metro Investment Corp.
                     company guaranty 9s, 2011                                                                    62,799
.........................................................................................................................
           140,000   Hormel Foods Corp. notes 6 5/8s, 2011                                                       156,564
.........................................................................................................................
           140,000   Johnson (SC) & Son, Inc. 144A
                     bonds 5 3/4s, 2033                                                                          141,358
.........................................................................................................................
           340,000   Jones Intercable, Inc.
                     sr. notes 7 5/8s, 2008                                                                      376,192
.........................................................................................................................
           285,000   Kraft Foods, Inc. notes 6 1/4s, 2012                                                        312,863
.........................................................................................................................
           145,000   Kraft Foods, Inc. notes 5 5/8s, 2011                                                        153,547
.........................................................................................................................
            60,000   Kroger Co. company guaranty
                     6 3/4s, 2012                                                                                 67,744
.........................................................................................................................
           180,000   Liberty Media Corp. sr. notes
                     5.7s, 2013                                                                                  178,606
.........................................................................................................................
           145,000   Miller Brewing Co. 144A
                     notes 5 1/2s, 2013 (S)                                                                      150,899
.........................................................................................................................
           195,000   News America, Inc. debs. 7 1/4s, 2018                                                       224,822
.........................................................................................................................
           175,000   News America, Inc. 144A bonds
                     6.2s, 2034                                                                                  177,365
.........................................................................................................................
            20,000   News America, Inc. 144A notes
                     5.3s, 2014                                                                                   20,236
.........................................................................................................................
           190,000   TCI Communications, Inc.
                     debs. 9.8s, 2012                                                                            244,909
.........................................................................................................................
            95,000   TCI Communications, Inc.
                     debs. 8 3/4s, 2015                                                                          121,169
.........................................................................................................................
           285,000   TCI Communications, Inc.
                     debs. 7 7/8s, 2013                                                                          341,713
.........................................................................................................................
            15,000   Time Warner, Inc. debs. 9.15s, 2023                                                          20,099
.........................................................................................................................
           460,000   Time Warner, Inc. debs. 9 1/8s, 2013                                                        591,348
.........................................................................................................................
            85,000   Turner Broadcasting System, Inc.
                     sr. notes 8 3/8s, 2013                                                                      104,733
.........................................................................................................................
            60,000   Tyson Foods, Inc. notes 8 1/4s, 2011                                                         71,247
.........................................................................................................................
            75,000   USA Interactive notes 7s, 2013                                                               82,730
.........................................................................................................................
            70,000   Yum! Brands, Inc. sr. notes
                     8 7/8s, 2011                                                                                 86,486
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,516,844
------------------------------------------------------------------------------------------------------------------------
Energy (0.2%)
.........................................................................................................................
           120,000   Anadarko Finance Co. company
                     guaranty Ser. B, 6 3/4s, 2011                                                               135,146
.........................................................................................................................
            51,000   BRL Universal Equipment sec.
                     notes 8 7/8s, 2008                                                                           53,550
.........................................................................................................................
            75,000   Buckeye Partners LP notes 5.3s, 2014                                                         75,964
.........................................................................................................................
            80,000   Chesapeake Energy Corp. 144A
                     sr. notes 6 3/8s, 2015                                                                       82,200
.........................................................................................................................
            70,000   Enbridge Energy Partners LP
                     sr. notes 5.35s, 2014                                                                        70,984
.........................................................................................................................
           150,000   Kerr-McGee Corp. company
                     guaranty 6 7/8s, 2011                                                                       168,911
.........................................................................................................................
           120,000   MidAmerican Energy Holdings Co.
                     sr. notes 4 5/8s, 2007                                                                      121,843
.........................................................................................................................
            20,000   MidAmerican Energy Holdings Co.
                     sr. notes 3 1/2s, 2008                                                                       19,574
.........................................................................................................................
           200,000   Motiva Enterprises, LLC 144A
                     sr. notes 5.2s, 2012                                                                        204,255
.........................................................................................................................
           130,000   Ocean Energy, Inc. company
                     guaranty 7 1/4s, 2011                                                                       148,164
.........................................................................................................................
            90,000   Petro-Canada, Ltd. bonds 5.35s,
                     2033 (Canada)                                                                                83,472
.........................................................................................................................
           185,000   Phillips Petroleum Co.
                     notes 8 3/4s, 2010                                                                          225,769
.........................................................................................................................
           155,000   Schlumberger Technology Corp. 144A
                     notes 6 1/2s, 2012                                                                          172,737
.........................................................................................................................
            75,000   Sunoco, Inc. notes 4 7/8s, 2014                                                              74,160
.........................................................................................................................
            40,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                      46,808
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,683,537
------------------------------------------------------------------------------------------------------------------------
Financial (2.2%)
.........................................................................................................................
           105,000   Allfirst Financial Inc.
                     sub. notes 7.2s, 2007                                                                       113,881
.........................................................................................................................
           225,000   American General Corp.
                     notes 7 1/2s, 2010                                                                          258,789
.........................................................................................................................
           350,000   Associates First Capital Corp.
                     sub. debs. 8.15s, 2009                                                                      408,744
.........................................................................................................................
           130,000   AXA Financial, Inc.
                     sr. notes 7 3/4s, 2010                                                                      151,557
.........................................................................................................................
           500,000   Bank of America Corp.
                     sub. notes 7.4s, 2011                                                                       579,189
.........................................................................................................................
            40,000   Bank of New York Co., Inc. (The)
                     sr. sub. notes FRN 3.4s, 2013                                                                38,950
.........................................................................................................................
            40,000   Bank One Corp. sub. notes 5 1/4s, 2013                                                       41,079
.........................................................................................................................
           605,000   Bank United Corp. notes Ser. A, 8s, 2009                                                    692,805
.........................................................................................................................
           100,000   Barclays Bank PLC 144A FRN 6.86s,
                     2049 (United Kingdom)                                                                       112,460
.........................................................................................................................
           100,000   Block Financial Corp. notes 5 1/8s, 2014                                                     97,757
.........................................................................................................................
            80,000   Capital One Bank notes 6 1/2s, 2013                                                          87,415
.........................................................................................................................
            45,000   Capital One Bank notes Ser. BKNT,
                     4 7/8s, 2008                                                                                 46,216
.........................................................................................................................
            50,000   Capital One Bank sr. notes
                     Ser. BKNT, 6.7s, 2008                                                                        54,028
.........................................................................................................................
            70,000   CenterPoint Properties Trust
                     notes Ser. MTN, 4 3/4s, 2010                                                                 69,906
.........................................................................................................................
           250,000   CIT Group, Inc. sr. notes 7 3/4s, 2012 (S)                                                  295,745
.........................................................................................................................
           225,000   CIT Group, Inc. sr. notes 5s, 2014                                                          224,631
.........................................................................................................................
            65,000   Citigroup, Inc. debs. 6 5/8s, 2028                                                           73,081
.........................................................................................................................
           990,000   Citigroup, Inc. notes 5.85s, 2034                                                         1,018,376
.........................................................................................................................
            40,000   Citigroup, Inc. sub. notes 4.825s, 2015                                                      39,532
.........................................................................................................................
            64,000   Citigroup, Inc. 144A sub. notes 5s, 2014                                                     64,309
.........................................................................................................................
            80,000   Colonial Properties Trust
                     notes 6 1/4s, 2014 (R)                                                                       84,097
.........................................................................................................................
           110,000   Countrywide Capital III company
                     guaranty Ser. B, 8.05s, 2027                                                                129,441
.........................................................................................................................
           205,000   Countrywide Home Loans, Inc.
                     company guaranty Ser. MTNL,
                     4s, 2011                                                                                    198,813
.........................................................................................................................
           105,000   Credit Suisse First Boston
                     USA, Inc. notes 4 7/8s, 2015                                                                103,699
.........................................................................................................................
            60,000   Developers Diversified Realty Corp.
                     notes 4 5/8s, 2010 (R)                                                                       59,297
.........................................................................................................................
           225,000   Equity One, Inc. company
                     guaranty 3 7/8s, 2009                                                                       217,240
.........................................................................................................................
           165,000   Executive Risk Capital Trust
                     company guaranty Class B,
                     8.675s, 2027                                                                                186,772
.........................................................................................................................
           315,000   First Chicago NBD Corp.
                     sub. notes 6 3/8s, 2009                                                                     341,912
.........................................................................................................................
           470,000   First Union National Bank
                     sub. notes 7.8s, 2010                                                                       551,997
.........................................................................................................................
           135,000   Fleet Capital Trust V bank
                     guaranty FRN 2.91s, 2028                                                                    135,353
.........................................................................................................................
           270,000   Franchise Finance Corp. of America
                     sr. notes 8 3/4s, 2010 (R)                                                                  333,729
.........................................................................................................................
           135,000   Fund American Cos. Inc.
                     notes 5 7/8s, 2013                                                                          137,314
.........................................................................................................................
            60,000   General Electric Capital Corp.
                     notes Ser. A, 6 3/4s, 2032                                                                   70,227
.........................................................................................................................
            75,000   General Electric Capital Corp.
                     notes Ser. A, 6s, 2012                                                                       81,753
.........................................................................................................................
            60,000   General Electric Capital Corp.
                     notes Ser. MTNA, 6 1/8s, 2011                                                                65,723
.........................................................................................................................
           195,000   Goldman Sachs Group, Inc. (The)
                     notes 4 3/4s, 2013                                                                          192,924
.........................................................................................................................
            75,000   Greenpoint Capital Trust I company
                     guaranty 9.1s, 2027                                                                          85,905
.........................................................................................................................
           130,000   Hartford Financial Services Group, Inc.
                     (The) sr. notes 7.9s, 2010                                                                  150,319
.........................................................................................................................
           120,000   Heller Financial, Inc.
                     notes 7 3/8s, 2009                                                                          136,625
.........................................................................................................................
            85,000   Heritage Property Investment Trust
                     company guaranty 5 1/8s, 2014 (R)                                                            81,805
.........................................................................................................................
           180,000   Hospitality Properties Trust
                     notes 6 3/4s, 2013 (R)                                                                      198,755
.........................................................................................................................
           355,000   Household Finance Corp. notes 8s, 2010                                                      417,813
.........................................................................................................................
           540,000   Household Finance Corp. notes 7s, 2012                                                      616,668
.........................................................................................................................
            55,000   HRPT Properties Trust bonds
                     5 3/4s,  2014 (R)                                                                            56,311
.........................................................................................................................
            80,000   HRPT Properties Trust notes
                     6 1/4s, 2016 (R)                                                                             84,384
.........................................................................................................................
           240,000   HSBC Capital Funding LP 144A bank
                     guaranty FRB 9.547s, 2049 (Jersey)                                                          299,006
.........................................................................................................................
           140,000   HSBC Finance Corp. notes 6 3/4s, 2011                                                       157,111
.........................................................................................................................
           170,000   International Lease Finance Corp.
                     notes 4.35s, 2008                                                                           171,525
.........................................................................................................................
            25,000   iStar Financial, Inc.
                     sr. notes 8 3/4s, 2008 (R)                                                                   28,472
.........................................................................................................................
           120,000   iStar Financial, Inc. sr. notes 7s, 2008 (R)                                                129,663
.........................................................................................................................
            95,000   iStar Financial, Inc. sr. notes 6s, 2010 (R)                                                100,144
.........................................................................................................................
            85,000   John Hancock Global Funding II 144A
                     notes 7.9s, 2010                                                                             99,524
.........................................................................................................................
           535,000   JPMorgan Chase & Co. sub. notes
                     5 1/8s, 2014                                                                                538,510
.........................................................................................................................
            65,000   Kimco Realty Corp. notes Ser. MTNC,
                     5.19s, 2013 (R)                                                                              65,267
.........................................................................................................................
           110,000   Lehman Brothers Holdings, Inc.
                     notes 6 5/8s, 2012                                                                          123,001
.........................................................................................................................
           550,000   Liberty Mutual Insurance 144A
                     notes 7.697s, 2097                                                                          575,840
.........................................................................................................................
            60,000   Merrill Lynch & Co., Inc.
                     notes Ser. B, 4 3/4s, 2009                                                                   61,294
.........................................................................................................................
            80,000   MetLife, Inc. sr. notes 6 1/8s, 2011                                                         86,942
.........................................................................................................................
           105,000   Morgan Stanley Dean Witter & Co.
                     sr. notes 6 3/4s, 2011                                                                      117,772
.........................................................................................................................
           185,000   National City Bank bonds 4 5/8s, 2013                                                       183,113
.........................................................................................................................
            90,000   National City Bank sub. notes
                     Ser. BKNT, 6 1/4s, 2011                                                                      98,653
.........................................................................................................................
            50,000   Nationwide Financial Services, Inc.
                     notes 5 5/8s, 2015                                                                           50,914
.........................................................................................................................
            60,000   Nationwide Mutual Insurance Co.
                     144A notes 8 1/4s, 2031                                                                      74,153
.........................................................................................................................
           395,000   NB Capital Trust IV company
                     guaranty 8 1/4s, 2027                                                                       439,485
.........................................................................................................................
            70,000   Nordea Bank Finland PLC
                     sub. notes 6 1/2s, 2009 (Finland)                                                            76,445
.........................................................................................................................
            75,000   OneAmerica Financial Partners, Inc.
                     144A bonds 7s, 2033                                                                          80,978
.........................................................................................................................
           255,000   PNC Funding Corp. bonds 5 1/4s, 2015                                                        258,355
.........................................................................................................................
           140,000   Popular North America, Inc.
                     sub. notes 3 7/8s, 2008                                                                     139,822
.........................................................................................................................
           155,000   Principal Life Global Funding I
                     144A sec. notes 5 1/4s, 2013                                                                158,416
.........................................................................................................................
            90,000   Protective Life Corp. notes 4.3s, 2013                                                       86,209
.........................................................................................................................
           235,000   Prudential Insurance Co. 144A
                     notes 8.3s, 2025                                                                            300,091
.........................................................................................................................
           100,000   Rabobank Capital Funding II 144A
                     bonds 5.26s, 2049                                                                           101,749
.........................................................................................................................
           100,000   Rabobank Capital Funding Trust 144A
                     sub. notes FRN 5.254s, 2049                                                                  99,457
.........................................................................................................................
            50,000   Royal Bank of Scotland Group PLC
                     FRB 7.648s, 2049 (United Kingdom)                                                            60,871
.........................................................................................................................
            85,000   Royal Bank of Scotland Group PLC
                     FRN 7 3/8s, 2049 (United Kingdom)                                                            88,847
.........................................................................................................................
            85,000   Simon Property Group LP 144A
                     notes 5 5/8s, 2014 (R)                                                                       88,027
.........................................................................................................................
           175,000   St. Paul Co., Inc. (The) sr. notes
                     5 3/4s, 2007                                                                                182,584
.........................................................................................................................
           115,000   State Street Capital Trust II FRN
                     2.79s, 2008                                                                                 115,515
.........................................................................................................................
           245,000   Sun Life Canada Capital Trust 144A
                     company guaranty 8.526s, 2049                                                               271,361
.........................................................................................................................
           135,000   Suncorp-Metway, Ltd. 144A FRB
                     3 1/2s, 2013 (Australia)                                                                    132,594
.........................................................................................................................
            55,000   Travelers Property Casualty Corp.
                     sr. notes 3 3/4s, 2008                                                                       54,462
.........................................................................................................................
           310,000   UBS AG/Jersey Branch FRN 4.065s,
                     2008 (United Kingdom)                                                                       325,500
.........................................................................................................................
           160,000   UBS Preferred Funding Trust I FRB
                     8.622s, 2049                                                                                192,323
.........................................................................................................................
           120,000   Vornado Realty Trust notes
                     4 3/4s, 2010                                                                                120,258
.........................................................................................................................
           245,000   Wachovia Corp. sub. notes
                     5 1/4s, 2014 (S)                                                                            251,101
.........................................................................................................................
           140,000   Westpac Capital Trust III 144A
                     sub. notes FRN 5.819s, 2049                                                                 146,811
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,919,491
------------------------------------------------------------------------------------------------------------------------
Health Care (0.1%)
.........................................................................................................................
           295,000   American Home Products Corp.
                     notes 6.95s, 2011                                                                           332,159
.........................................................................................................................
            85,000   Bayer Corp. 144A FRB 6.2s, 2008                                                              90,646
.........................................................................................................................
           120,000   HCA, Inc. sr. notes 6.95s, 2012                                                             126,349
.........................................................................................................................
           105,000   Hospira, Inc. notes 4.95s, 2009                                                             107,262
.........................................................................................................................
            70,000   WellPoint, Inc. 144A notes 5s, 2014                                                          69,780
.........................................................................................................................
            70,000   WellPoint, Inc. 144A notes 4 1/4s, 2009                                                      69,967
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 796,163
------------------------------------------------------------------------------------------------------------------------
Technology (0.1%)
.........................................................................................................................
            70,000   Computer Associates International, Inc.
                     144A sr. notes 5 5/8s, 2014                                                                  70,761
.........................................................................................................................
            65,000   Fiserv, Inc. notes 4s, 2008                                                                  65,219
.........................................................................................................................
            40,000   Motorola, Inc. notes 7 5/8s, 2010                                                            46,399
.........................................................................................................................
           125,000   Motorola, Inc. notes 4.608s, 2007                                                           127,467
.........................................................................................................................
            85,000   SunGard Data Systems, Inc.
                     bonds 4 7/8s, 2014                                                                           82,612
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 392,458
------------------------------------------------------------------------------------------------------------------------
Transportation (0.1%)
.........................................................................................................................
             4,130   Continental Airlines, Inc. pass-through
                     certificates Ser. 97-4A, 6.9s, 2018                                                           4,146
.........................................................................................................................
            88,811   Continental Airlines, Inc. pass-through
                     certificates Ser. 98-1A, 6.648s, 2017                                                        86,369
.........................................................................................................................
           180,000   Continental Airlines, Inc. pass-through
                     certificates Ser. 98-2, 6.32s, 2008                                                         181,559
.........................................................................................................................
           115,000   CSX Corp. notes 6 3/4s, 2011                                                                128,718
.........................................................................................................................
            50,000   CSX Corp. notes 6 1/4s, 2008                                                                 53,909
.........................................................................................................................
           150,000   Norfolk Southern Corp. notes
                     7.05s, 2037                                                                                 175,391
.........................................................................................................................
           150,000   Norfolk Southern Corp. sr. notes
                     6 3/4s, 2011                                                                                169,046
.........................................................................................................................
            25,618   Northwest Airlines Corp.
                     pass-through certificates
                     Ser. 99-2A, 7.575s, 2019                                                                     26,465
.........................................................................................................................
           150,000   Union Pacific Corp. notes 7 3/8s, 2009                                                      169,404
.........................................................................................................................
            60,000   Union Pacific Corp. notes 6 5/8s, 2008                                                       65,187
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,060,194
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (0.8%)
.........................................................................................................................
            50,000   AEP Texas Central Co.
                     sr. notes Ser. D, 5 1/2s, 2013                                                               51,928
.........................................................................................................................
           115,000   AEP Texas North Co.
                     sr. notes Ser. B, 5 1/2s, 2013                                                              119,452
.........................................................................................................................
           195,000   Arizona Public Services Co.
                     notes 6 1/2s, 2012                                                                          216,768
.........................................................................................................................
           110,000   Atmos Energy Corp. notes 4.95s, 2014                                                        109,009
.........................................................................................................................
            75,000   Carolina Power & Light Co.
                     1st mtge. 6 1/8s, 2033                                                                       79,868
.........................................................................................................................
           140,000   CenterPoint Energy Resources Corp.
                     notes 7 3/4s, 2011                                                                          163,195
.........................................................................................................................
           160,000   Cleveland Electric Illuminating Co.
                     (The) sr. notes 5.65s, 2013                                                                 165,938
.........................................................................................................................
           250,000   Consumers Energy Co. 1st mtge.
                     Ser. B, 5 3/8s, 2013                                                                        258,549
.........................................................................................................................
           100,000   Consumers Energy Co. 1st. mtge.
                     5s, 2015                                                                                     99,464
.........................................................................................................................
           105,000   Dayton Power & Light Co. (The) 144A
                     1st mtge. 5 1/8s, 2013                                                                      106,924
.........................................................................................................................
            20,000   Dominion Resources, Inc.
                     notes 5 1/8s, 2009                                                                           20,634
.........................................................................................................................
           120,000   Duke Capital Corp. sr. notes
                     Ser. A, 6 1/4s, 2005                                                                        121,988
.........................................................................................................................
           325,000   Duke Energy Field Services, LLC
                     notes 7 7/8s, 2010                                                                          379,052
.........................................................................................................................
           240,000   Exelon Generation Co., LLC
                     sr. notes 6.95s, 2011 (S)                                                                   270,896
.........................................................................................................................
            15,000   FirstEnergy Corp. notes Ser. B,
                     6.45s, 2011                                                                                  16,297
.........................................................................................................................
           115,000   Florida Power & Light Co. 1st mtge.
                     5.95s, 2033                                                                                 123,219
.........................................................................................................................
            50,000   Florida Power & Light Co. 1st mtge.
                     5 5/8s, 2034                                                                                 51,238
.........................................................................................................................
            60,000   Indianapolis Power & Light 144A
                     1st mtge. 6.3s, 2013                                                                         64,411
.........................................................................................................................
           205,000   Kinder Morgan, Inc. sr. notes
                     6 1/2s, 2012                                                                                225,108
.........................................................................................................................
           235,000   Monongahela Power Co. 1st mtge.
                     5s, 2006                                                                                    239,244
.........................................................................................................................
            55,000   National Fuel Gas Co. notes
                     5 1/4s, 2013                                                                                 55,914
.........................................................................................................................
            75,000   Nevada Power Co. 2nd mtge. 9s, 2013                                                          87,750
.........................................................................................................................
            80,000   Nevada Power Co. 144A general ref.
                     mtge. 5 7/8s, 2015                                                                           80,600
.........................................................................................................................
           170,000   NiSource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                       199,848
.........................................................................................................................
           245,000   Northern States Power Co. mtge.
                     Ser. B, 8s, 2012                                                                            298,587
.........................................................................................................................
            20,000   Oncor Electric Delivery Co. sec.
                     notes 7 1/4s, 2033                                                                           23,760
.........................................................................................................................
            20,000   Oncor Electric Delivery Co. sec.
                     notes 6 3/8s, 2015                                                                           22,037
.........................................................................................................................
           245,000   Oncor Electric Delivery Co. sec.
                     notes 6 3/8s, 2012                                                                          270,204
.........................................................................................................................
           165,000   Pacific Gas & Electric Co.
                     1st mtge. 6.05s, 2034                                                                       171,297
.........................................................................................................................
            65,000   Pacific Gas & Electric Co.
                     1st mtge. 4.8s, 2014                                                                         64,549
.........................................................................................................................
            45,000   Pacific Gas & Electric Co.
                     1st. mtge. 4.2s, 2011                                                                        44,297
.........................................................................................................................
           110,000   PacifiCorp Sinking Fund 1st mtge.
                     5.45s, 2013                                                                                 115,129
.........................................................................................................................
           100,000   Pepco Holdings, Inc. notes 5 1/2s, 2007                                                     103,992
.........................................................................................................................
            40,000   Potomac Edison Co. 144A 1st mtge.
                     5.35s, 2014                                                                                  40,311
.........................................................................................................................
           153,050   Power Receivable Finance, LLC 144A
                     sr. notes 6.29s, 2012                                                                       161,078
.........................................................................................................................
            75,000   PP&L Capital Funding, Inc. company
                     guaranty Ser. D, 8 3/8s, 2007                                                                82,578
.........................................................................................................................
            60,000   Public Service Company of New
                     Mexico sr. notes 4.4s, 2008                                                                  60,497
.........................................................................................................................
           165,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                  177,029
.........................................................................................................................
            60,000   Public Services Co. of Colorado
                     sr. notes Ser. A, 6 7/8s, 2009                                                               66,518
.........................................................................................................................
           100,000   Rochester Gas & Electric notes
                     6 3/8s, 2033                                                                                107,873
.........................................................................................................................
            90,000   Southern California Edison Co.
                     1st mtge. 6s, 2034                                                                           95,617
.........................................................................................................................
           125,000   Southern California Edison Co.
                     1st mtge. 5s, 2014                                                                          127,023
.........................................................................................................................
            70,000   Tampa Electric Co. notes 6 7/8s, 2012                                                        78,920
.........................................................................................................................
            70,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                 76,121
.........................................................................................................................
           113,000   Western Resources, Inc. sr. notes
                     9 3/4s, 2007                                                                                126,663
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,621,374
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $43,323,387)                                                                      $44,956,982
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $108,000   Amresco Commercial Mortgage Funding
                     I 144A Ser. 97-C1, Class H, 7s, 2029                                                       $113,260
.........................................................................................................................
         5,494,355   Banc of America Commercial
                     Mortgage, Inc. 144A Ser. 04-4, IO,
                     0.048s, 2042                                                                                 84,132
.........................................................................................................................
                     Banc of America Large Loan 144A
.........................................................................................................................
           135,000   FRN Ser. 02-FL2A, Class L1, 5.34s, 2014                                                     135,386
.........................................................................................................................
        11,469,163   Ser. 03-BBA2, Class X1A, IO,
                     0.81s, 2015                                                                                  72,767
.........................................................................................................................
            30,000   FRN Ser. 04-BBA4, Class G, 2.85s, 2018                                                       30,000
.........................................................................................................................
           260,000   Banc of America Structured Security
                     Trust 144A Ser. 02-X1, Class A3,
                     5.436s, 2033                                                                                270,988
.........................................................................................................................
                     Bayview Commercial Asset Trust 144A
.........................................................................................................................
          $969,207   Ser. 04-3, IO, 0.775s, 2035                                                                  77,148
.........................................................................................................................
         2,327,203   Ser. 04-2, IO, 0.72s, 2034                                                                  189,540
.........................................................................................................................
                     Bear Stearns Commercial Mortgage
                     Securitization Corp. 144A
.........................................................................................................................
           130,000   Ser. 04-ESA, Class K, 4.6s, 2016                                                            130,000
.........................................................................................................................
           100,000   Ser. 04-HS2A, Class G, 3 1/2s, 2016                                                         100,000
.........................................................................................................................
         3,602,798   Ser. 04-PWRA, Class X, IO,
                     0.162s, 2041                                                                                 32,650
.........................................................................................................................
         1,405,000   Ser. 04-T16, Class X1, IO,
                     0.119s, 2046                                                                                 26,124
.........................................................................................................................
         5,357,155   Ser. 04-PWR5, Class X1, IO,
                     0.076s, 2034                                                                                104,082
.........................................................................................................................
         1,997,000   Ser. 04-PWR6, Class X1, IO,
                     0.067s, 2041                                                                                 33,075
.........................................................................................................................
                     Chase Commercial Mortgage
                     Securities Corp.
.........................................................................................................................
           221,066   Ser. 00-1, Class A1, 7.656s, 2032                                                           225,236
.........................................................................................................................
            73,000   Ser. 00-3, Class A2, 7.319s, 2032                                                            83,319
.........................................................................................................................
                     Chase Commercial Mortgage
                     Securities Corp. 144A
.........................................................................................................................
           580,000   Ser. 98-1, Class F, 6.56s, 2030                                                             628,527
.........................................................................................................................
           148,000   Ser. 98-1, Class G, 6.56s, 2030                                                             158,753
.........................................................................................................................
           227,000   Ser. 98-1, Class H, 6.34s, 2030                                                             195,162
.........................................................................................................................
         4,491,000   Citigroup Commercial Mortgage Trust
                     144A Ser. 04-C2, Class XC, IO,
                     0.082s, 2041                                                                                107,363
.........................................................................................................................
           490,500   Commercial Mortgage
                     Acceptance Corp. Ser. 97-ML1,
                     Class A3, 6.57s, 2030                                                                       518,550
.........................................................................................................................
                     Commercial Mortgage
                     Acceptance Corp. 144A
.........................................................................................................................
           260,000   Ser. 98-C1, Class F, 6.23s, 2031                                                            277,658
.........................................................................................................................
            91,000   Ser. 98-C2, Class F, 5.44s, 2030                                                             92,812
.........................................................................................................................
           257,000   Commercial Mortgage Pass-Through
                     Certificates 144A Ser. 01-FL4A,
                     Class D, 2.95s, 2013                                                                        250,538
.........................................................................................................................
                     CS First Boston Mortgage
                     Securities Corp. 144A
.........................................................................................................................
           137,000   FRB Ser. 03-TF2A, Class L, 6.1s, 2014                                                       136,224
.........................................................................................................................
         5,291,000   Ser. 04-C5, Class A-X, IO, 0.075s, 2026                                                     108,254
.........................................................................................................................
           108,000   FRN Ser. 04-TF2A, Class J, 3.05s, 2016                                                      108,000
.........................................................................................................................
            81,000   FRN Ser. 04-TF2A, Class H, 2.8s, 2019                                                        81,000
.........................................................................................................................
         8,080,399   Ser. 04-C3, Class AX, IO, 0.072s, 2036                                                      137,068
.........................................................................................................................
           108,000   Ser. 97-C2, Class F, 7.46s, 2035                                                            115,678
.........................................................................................................................
           292,000   DLJ Commercial Mortgage Corp.
                     Ser. 00-CF1, Class A1B, 7.62s, 2033                                                         335,697
.........................................................................................................................
           577,000   DLJ Commercial Mortgage Corp. 144A
                     Ser. 99-CG2, Class B3, 6.1s, 2032                                                           606,928
.........................................................................................................................
           120,000   DLJ Mortgage Acceptance Corp. 144A
                     Ser. 97-CF1, Class A3, 7.76s, 2030                                                          128,740
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
           356,029   Ser. 04-10, Class QC, 18.93s, 2031                                                          414,591
.........................................................................................................................
            45,128   Ser. 02-36, Class SJ, 14.081s, 2029                                                          47,951
.........................................................................................................................
           272,022   Ser. 04-T3, Class PT1, 10.111s, 2044                                                        310,859
.........................................................................................................................
            62,635   Ser. 02-T12, Class A4, 9 1/2s, 2042                                                          69,176
.........................................................................................................................
           127,969   Ser. 02-T6, Class A3, 9 1/2s, 2041                                                          140,965
.........................................................................................................................
           459,943   Ser. 04-4, Class QM, 9.365s, 2033                                                           451,765
.........................................................................................................................
           147,145   Ser. 03-W6, Class PT1, 9.344s, 2042                                                         165,609
.........................................................................................................................
           159,438   Ser. 04-W12, Class 1A4, 7 1/2s, 2044                                                        171,163
.........................................................................................................................
           478,820   Ser. 04-W8, Class 3A, 7 1/2s, 2044                                                          513,797
.........................................................................................................................
           350,306   Ser. 04-W2, Class 5A, 7 1/2s, 2044                                                          375,955
.........................................................................................................................
           583,508   Ser. 04-W9, Class 2A3, 7 1/2s, 2044                                                         625,505
.........................................................................................................................
           218,165   Ser. 02-T18, Class A4, 7 1/2s, 2042                                                         233,669
.........................................................................................................................
           525,330   Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                         562,697
.........................................................................................................................
           991,030   Ser. 02-T16, Class A3, 7 1/2s, 2042                                                       1,061,368
.........................................................................................................................
           682,511   Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                         731,263
.........................................................................................................................
           299,948   Ser. 02-T12, Class A3, 7 1/2s, 2042                                                         320,925
.........................................................................................................................
         1,151,215   Ser. 02-W4, Class A5, 7 1/2s, 2042                                                        1,232,256
.........................................................................................................................
           100,948   Ser. 02-W1, Class 2A, 7 1/2s, 2042                                                          107,579
.........................................................................................................................
           119,542   Ser. 02-14, Class A2, 7 1/2s, 2042                                                          127,913
.........................................................................................................................
           371,158   Ser. 01-T10, Class A2, 7 1/2s, 2041                                                         395,658
.........................................................................................................................
           169,872   Ser. 02-T4, Class A3, 7 1/2s, 2041                                                          181,538
.........................................................................................................................
           688,897   Ser. 02-T6, Class A2, 7 1/2s, 2041                                                          735,728
.........................................................................................................................
           228,318   Ser. 01-T12, Class A2, 7 1/2s, 2041                                                         244,061
.........................................................................................................................
           626,571   Ser. 01-T8, Class A1, 7 1/2s, 2041                                                          668,783
.........................................................................................................................
           570,861   Ser. 01-T7, Class A1, 7 1/2s, 2041                                                          608,718
.........................................................................................................................
            72,405   Ser. 01-T3, Class A1, 7 1/2s, 2040                                                           77,261
.........................................................................................................................
           170,440   Ser. 01-T1, Class A1, 7 1/2s, 2040                                                          182,192
.........................................................................................................................
            36,901   Ser. 99-T2, Class A1, 7 1/2s, 2039                                                           39,458
.........................................................................................................................
           252,637   Ser. 02-T1, Class A3, 7 1/2s, 2031                                                          270,121
.........................................................................................................................
           292,802   Ser. 00-T6, Class A1, 7 1/2s, 2030                                                          312,219
.........................................................................................................................
           787,174   Ser. 01-T4, Class A1, 7 1/2s, 2028                                                          844,875
.........................................................................................................................
           182,639   Ser. 02-W3, Class A5, 7 1/2s, 2028                                                          195,430
.........................................................................................................................
         1,329,620   Ser. 03-31, Class IM, IO, 5 3/4s, 2032                                                      116,561
.........................................................................................................................
         1,844,393   Ser. 03-118, Class SF, IO, 5.683s, 2033                                                     230,549
.........................................................................................................................
            97,779   Ser. 02-36, Class QH, IO, 5.633s, 2029                                                        3,586
.........................................................................................................................
           453,974   Ser. 346, Class 2, IO, 5 1/2s, 2033                                                          96,753
.........................................................................................................................
         4,556,221   Ser. 333, Class 2, IO, 5 1/2s, 2033                                                         963,926
.........................................................................................................................
         6,381,327   Ser. 329, Class 2, IO, 5 1/2s, 2033                                                       1,348,055
.........................................................................................................................
         1,013,517   Ser. 331, Class 1, IO, 5 1/2s, 2032                                                         191,935
.........................................................................................................................
           702,209   Ser. 03-8, Class IP, IO, 5 1/2s, 2028                                                        40,496
.........................................................................................................................
         2,392,604   Ser. 03-15, Class PK, IO, 5 1/2s, 2026                                                       83,741
.........................................................................................................................
           697,708   Ser. 03-24, Class UI, IO, 5s, 2031                                                          103,555
.........................................................................................................................
           648,552   Ser. 343, Class 29, IO, 5s, 2018                                                             97,117
.........................................................................................................................
         2,290,415   Ser. 03-W12, Class 2, IO, 2.219s, 2043                                                      143,221
.........................................................................................................................
         7,664,597   Ser. 03-W10, Class 1, IO, 1.992s, 2043                                                      385,529
.........................................................................................................................
         1,385,992   Ser. 03-W10, Class 3, IO, 1.968s, 2043                                                       69,300
.........................................................................................................................
            59,036   Ser. 03-W10, Class 1A1, 1.701s, 2032                                                         58,852
.........................................................................................................................
         5,418,447   Ser. 03-W8, Class 12, IO, 1.641s, 2042                                                      258,895
.........................................................................................................................
         2,715,993   Ser. 03-W6, Class 11, IO, 1.629s, 2042                                                       30,549
.........................................................................................................................
           239,185   Ser. 03-W3, Class 2IO2, IO, 1.623s, 2042                                                      2,749
.........................................................................................................................
         1,961,043   Ser. 03-W17, Class 12, IO, 1.158s, 2033                                                      64,102
.........................................................................................................................
         3,312,464   Ser. 03-W8, Class 11, IO, 1.128s, 2042                                                       15,351
.........................................................................................................................
         8,077,277   Ser. 03-T2, Class 2, IO, 1.014s, 2042                                                       194,725
.........................................................................................................................
         2,493,836   Ser. 03-W6, Class 21, IO, 0.978s, 2042                                                        7,554
.........................................................................................................................
         2,291,033   Ser. 03-W6, Class 51, IO, 0.681s, 2042                                                       42,172
.........................................................................................................................
           710,730   Ser. 03-W3, Class 2IO1, IO, 0.673s, 2042                                                     14,406
.........................................................................................................................
         4,183,126   Ser. 01-T12, Class IO, 0.569s, 2041                                                          61,919
.........................................................................................................................
         4,473,333   Ser. 03-W2, Class 1, IO, 0.468s, 2042                                                        57,956
.........................................................................................................................
         8,508,155   Ser. 03-W3, Class 1, IO, 0.435s, 2042                                                       101,657
.........................................................................................................................
         3,213,758   Ser. 02-T1, Class IO, IO, 0.424s, 2031                                                       34,118
.........................................................................................................................
         3,307,859   Ser. 03-W6, Class 3, IO, 0.366s, 2042                                                        33,767
.........................................................................................................................
         3,468,833   Ser. 03-W6, Class 23, IO, 0.352s, 2042                                                       34,040
.........................................................................................................................
         3,292,751   Ser. 03-W4, Class 3A, IO, 0.274s, 2042                                                       27,659
.........................................................................................................................
                     Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
.........................................................................................................................
            64,625   Ser. T-42, Class A6, 9 1/2s, 2042                                                            71,349
.........................................................................................................................
         1,169,363   Ser. T-60, Class 1A3, 7 1/2s, 2044                                                        1,254,187
.........................................................................................................................
           319,943   Ser. T-58, Class 4A, 7 1/2s, 2043                                                           341,998
.........................................................................................................................
           463,396   Ser. T-51, Class 2A, 7 1/2s, 2042                                                           494,552
.........................................................................................................................
            24,104   Ser. T-42, Class A5, 7 1/2s, 2042                                                            25,782
.........................................................................................................................
         3,491,909   Ser. T-56, Class A, IO, 1.328s, 2043                                                         53,426
.........................................................................................................................
         2,522,337   Ser. T-56, Class 3, IO, 0.358s, 2043                                                         26,737
.........................................................................................................................
         3,013,369   Ser. T-56, Class 1, IO, 0.288s, 2043                                                         22,600
.........................................................................................................................
         2,918,025   Ser. T-56, Class 2, IO, 0.041s, 2043                                                          9,046
.........................................................................................................................
         1,102,000   FFCA Secured Lending Corp. 144A
                     Ser. 00-1, Class A2, 7.77s, 2027                                                          1,252,691
.........................................................................................................................
         4,260,976   First Union National Bank-Bank
                     of America Commercial Mortgage 144A
                     Ser. 01-C1, Class 3, IO, 1.746s, 2033                                                       359,520
.........................................................................................................................
                     First Union-Lehman Brothers
                     Commercial Mortgage Trust II
.........................................................................................................................
           346,000   Ser. 97-C2, Class F, 7 1/2s, 2029                                                           402,820
.........................................................................................................................
           508,849   Ser. 97-C1, Class A3, 7.38s, 2029                                                           535,344
.........................................................................................................................
           177,000   First Union-Lehman Brothers-Bank
                     of America 144A Ser. 98-C2,
                     Class G, 7s, 2035                                                                           197,085
.........................................................................................................................
                     Freddie Mac
.........................................................................................................................
           696,241   IFB Ser. 2763, Class SC, 20.24s, 2032                                                       815,040
.........................................................................................................................
           247,608   Ser. 216, IO, 6s, 2032                                                                       48,815
.........................................................................................................................
           781,174   Ser. 2596, Class IL, IO, 5s, 2030                                                           105,187
.........................................................................................................................
           239,959   Ser. 2696, PO, zero %, 2033                                                                 168,635
.........................................................................................................................
                     GEBL 144A
.........................................................................................................................
           135,000   Ser. 04-2, Class D, 5 1/2s, 2034                                                            135,000
.........................................................................................................................
           135,000   Ser. 04-2, Class C, 5s, 2034                                                                135,000
.........................................................................................................................
           245,750   General Growth Properties-Mall
                     Properties Trust FRB Ser. 01-C1A,
                     Class D3, 4.35s, 2014                                                                       246,058
.........................................................................................................................
           111,000   G-Force CDO, Ltd. 144A Ser. 03-1A,
                     Class E, 6.58s, 2038
                     (Cayman Islands)                                                                            111,572
.........................................................................................................................
           537,000   GMAC Commercial Mortgage
                     Securities, Inc. Ser. 04-C2,
                     Class A4, 5.301s, 2038                                                                      556,332
.........................................................................................................................
                     GMAC Commercial Mortgage
                     Securities, Inc. 144A
.........................................................................................................................
           201,000   Ser. 99-C3, Class G, 6.974s, 2036                                                           160,356
.........................................................................................................................
            48,308   FRN Ser. 02-FL1A, Class D, 5.14s, 2014                                                       48,202
.........................................................................................................................
                     Government National Mortgage Association
.........................................................................................................................
           479,971   Ser. 03-114, Class SP, 13.646s, 2027                                                        513,569
.........................................................................................................................
           999,359   Ser. 04-86, Class SW, IO, 4.34s, 2034                                                        85,118
.........................................................................................................................
                     GS Mortgage Securities Corp. II 144A
.........................................................................................................................
            75,000   FRB Ser. 03-FL6A, Class L, 5.35s, 2015                                                       75,094
.........................................................................................................................
         3,566,460   Ser. 04-GG2, Class XC, IO, 0.091s, 2038                                                      41,237
.........................................................................................................................
                     JP Morgan Chase Commercial Mortgage
                     Securities Corp. 144A
.........................................................................................................................
         7,121,958   Ser. 04-FL1A, Class X1A, IO,
                     0.848s, 2019                                                                                 62,673
.........................................................................................................................
        11,438,028   Ser. 04-CBX, Class X1, IO, 0.074s, 2039                                                     216,407
.........................................................................................................................
         2,100,000   Ser. 04-C3, Class X1, IO, 0.047s, 2042                                                       35,721
.........................................................................................................................
                     LB Commercial Conduit Mortgage
                     Trust 144A
.........................................................................................................................
            90,000   Ser. 99-C1, Class F, 6.41s, 2031                                                             89,604
.........................................................................................................................
            97,000   Ser. 99-C1, Class G, 6.41s, 2031                                                             93,375
.........................................................................................................................
                     LB-UBS Commercial Mortgage Trust 144A
.........................................................................................................................
         3,745,192   Ser. 04-C7, Class XCL, IO, 0.138s, 2036                                                      80,723
.........................................................................................................................
         3,884,745   Ser. 04-C2, Class XCL, IO, 0.135s, 2036                                                     111,774
.........................................................................................................................
                     Lehman Brothers Floating Rate
                     Commercial Mortgage Trust 144A
.........................................................................................................................
           220,000   FRN Ser. 03-LLFA, Class L, 5.85s, 2014                                                      217,059
.........................................................................................................................
           137,000   FRB Ser. 04-LLFA, Class H, 3.05s, 2017                                                      137,521
.........................................................................................................................
           122,052   FRB Ser. 03-C4, Class A, 2.99s, 2015                                                        122,357
.........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc.
.........................................................................................................................
            82,000   Ser. 98-C3, Class E, 7.143s, 2030                                                            91,263
.........................................................................................................................
            18,290   Ser. 96-C2, Class A3, 6.96s, 2028                                                            19,047
.........................................................................................................................
                     Merrill Lynch Mortgage Trust 144A
.........................................................................................................................
         2,875,000   Ser. 04-BPC1, Class XC, 0.059s, 2041                                                         55,254
.........................................................................................................................
         4,062,250   Ser. 04-KEY2, Class X-C, IO, 0.052s, 2039                                                    83,784
.........................................................................................................................
                     Morgan Stanley Capital I 144A
.........................................................................................................................
           130,000   Ser. 96-C1, Class E, 7.472s, 2028                                                           134,872
.........................................................................................................................
            74,000   Ser. 98-HF1, Class F, 7.18s, 2030                                                            80,660
.........................................................................................................................
           220,000   Ser. 04-RR, Class F5, 6s, 2039                                                              189,921
.........................................................................................................................
           230,000   Ser. 04-RR, Class F6, 6s, 2039                                                              190,827
.........................................................................................................................
           124,300   Morgan Stanley Dean Witter Capital I
                     Ser. 00-LIF2, Class A1, 6.96s, 2033                                                         132,988
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I 144A
.........................................................................................................................
            41,201   FRB Ser. 01-XLF, Class D, 3.851s, 2013                                                       41,201
.........................................................................................................................
            51,649   FRB Ser. 01-XLF, Class E, 3.801s, 2013                                                       51,649
.........................................................................................................................
           124,000   Mortgage Capital Funding, Inc. FRB
                     Ser. 98-MC2, Class E, 7.292s, 2030                                                          137,124
.........................................................................................................................
                     PNC Mortgage Acceptance Corp. 144A
.........................................................................................................................
           490,000   Ser. 99-CM1, Class B3, 7.1s, 2032                                                           537,688
.........................................................................................................................
           127,000   Ser. 00-C2, Class J, 6.22s, 2033                                                            132,329
.........................................................................................................................
                     Pure Mortgages 144A
.........................................................................................................................
           343,000   FRB Ser. 04-1A, Class F, 5.845s,
                     2034 (Ireland)                                                                              343,000
.........................................................................................................................
           135,000   Ser. 04-1A, Class E, 3.645s, 2034
                     (Ireland)                                                                                   135,000
.........................................................................................................................
           350,000   Salomon Brothers Mortgage
                     Securities VII Ser. 96-C1, Class E,
                     8.384s, 2028                                                                                363,825
.........................................................................................................................
         1,054,126   Salomon Brothers Mortgage
                     Securities VII 144A Ser. 03-CDCA,
                     Class X3CD, IO, 0.994s, 2015                                                                  9,607
.........................................................................................................................
           250,000   Starwood Asset Receivables Trust
                     FRN Ser. 02-1A, Class F, 3.529s, 2020                                                       250,225
.........................................................................................................................
                     STRIPS 144A
.........................................................................................................................
           100,000   Ser. 03-1A, Class L, 5s, 2018
                     (Cayman Islands)                                                                             87,430
.........................................................................................................................
            62,000   Ser. 03-1A, Class M, 5s, 2018
                     (Cayman Islands)                                                                             51,435
.........................................................................................................................
            41,000   Ser. 04-1A, Class L, 5s, 2018
                     (Cayman Islands)                                                                             36,109
.........................................................................................................................
            48,449   TIAA Real Estate CDO, Ltd.
                     Ser. 01-C1A, Class A1, 5.77s, 2016
                     (Cayman Islands)                                                                             49,335
.........................................................................................................................
            77,000   Trizechahn Office Properties Trust
                     144A Ser. 01-TZHA, Class D3,
                     6.943s, 2013                                                                                 81,423
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage
                     Obligations
                     (cost $37,646,981)                                                                      $35,776,064
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
            15,400   Hartford Financial Services
                     Group, Inc. (The) $3.50 cv. pfd.                                                         $1,008,700
.........................................................................................................................
             7,800   Hartford Financial Services
                     Group, Inc. (The) $3.00 cv. pfd.                                                            502,125
.........................................................................................................................
            25,100   Xerox Corp. 6.25% cv. pfd.                                                                3,686,563
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $3,989,203)                                                                        $5,197,388
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.2%) (a)
(cost $927,553)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $31,500   CenterPoint Energy, Inc. cv. sub
                     notes FRN 2s, 2029                                                                       $1,157,625
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (0.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Rating (RAT)            Value
.........................................................................................................................
          $140,000   IL State G.O. Bonds, 5.1s, 6/1/33                                               AA         $134,480
.........................................................................................................................
           120,000   NJ State Tpk. Auth. Rev. Bonds,                                                 Aaa
                     Ser. B, AMBAC, 4.252s, 1/1/16                                                               115,626
.........................................................................................................................
           145,000   OR State G.O. Bonds                                                             Aa3
                     (Taxable Pension), 5.892s, 6/1/27                                                           154,845
------------------------------------------------------------------------------------------------------------------------
                     Total Municipal Bonds and Notes
                     (cost $405,000)                                                                            $404,951
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $10,236,478   Short-term investments held as collateral
                     for loaned securities with yields ranging
                     from 2.15% to 2.50% and due dates
                     ranging from January 3, 2005 to
                     February 2, 2005 (d)                                                                    $10,227,319
.........................................................................................................................
         8,000,000   Federal Home Loan Bank for an
                     effective yield of 2.26%,
                     January 12, 2005                                                                          7,994,476
.........................................................................................................................
        69,278,994   Putnam Prime Money Market Fund (e)                                                       69,278,994
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $87,500,789)                                                                      $87,500,789
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $732,025,595)                                                                    $827,686,735
------------------------------------------------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2004
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Euro                         $250,255     $243,983     3/16/05         $6,272
------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
U.S. Treasury Note
10 yr (Long)              $25,409,813  $25,290,720      Mar-05       $119,093
...............................................................................
U.S. Treasury Note
5 yr (Long)                20,372,813   20,386,716      Mar-05        (13,903)
...............................................................................
CBT Interest Rate
Swap 10 yr (Long)          16,873,031   16,974,785      Mar-05       (101,754)
...............................................................................
U.S. Treasury Note
10 yr (Short)              12,425,063   12,409,988      Mar-05        (15,075)
...............................................................................
S&P 500
Index (Short)               8,192,475    7,966,249      Mar-05       (226,226)
...............................................................................
U.S. Treasury Note
5 yr (Short)                6,133,750    6,120,895      Mar-05        (12,855)
...............................................................................
Euro 90 day (Long)          2,427,375    2,431,989      Mar-05         (4,614)
...............................................................................
U.S. Treasury Bond
30 yr (Long)                1,125,000    1,119,718      Mar-05          5,282
...............................................................................
Euro 90 day (Long)            484,125      486,559      Jun-05         (2,434)
...............................................................................
Euro 90 day (Long)            483,050      484,784      Sep-05         (1,734)
...............................................................................
Euro 90 day (Long)            482,200      483,259      Dec-05         (1,059)
...............................................................................
S&P 500 Index (Long)          303,425      295,054      Mar-05          8,371
------------------------------------------------------------------------------
                                                                    $(246,908)
------------------------------------------------------------------------------


Tba Sale Commitments Outstanding at December 31, 2004
(proceeds receivable $30,211,508)
------------------------------------------------------------------------------
                                           Principal  Settlement
Agency                                        Amount        Date        Value
...............................................................................
FNMA, 7s, January 1, 2035                 $5,000,000    01/13/05   $5,296,094
...............................................................................
FNMA, 6 1/2s, January 1, 2035             11,800,000    01/13/05   12,371,563
...............................................................................
FNMA, 5 1/2s, January 1, 2035             12,366,000    01/13/05   12,551,490
------------------------------------------------------------------------------
                                                                  $30,219,147
------------------------------------------------------------------------------

Interest Rate Swap Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                            Notional Termination Appreciation/
                                              Amount        Date (Depreciation)
...............................................................................
Agreement with Bank of America,
N.A. dated December 20, 2004 to
pay semi-annually the notional
amount multiplied by 3.965% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                         $13,480,000    12/22/09      $25,176
...............................................................................
Agreement with Bank of America,
N.A. dated January 26, 2004 to
receive semi-annually the notional
amount multiplied by 5.2125% and
pay quarterly the notional amount
multiplied by the three month
USD-LIBOR.                                 4,247,000     1/28/24      135,450
...............................................................................
Agreement with Bank of America,
N.A. dated March 25, 2004 to
pay semi-annually the notional
amount multiplied by 3.075% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                           3,900,000     3/30/09       94,071
...............................................................................
Agreement with Bank of America,
N.A. dated December 2, 2003 to
receive semi-annually the notional
amount multiplied by 2.444% and
pay quarterly the notional amount
multiplied by the three month
USD LIBOR.                                 3,306,000     12/5/05      (18,126)
...............................................................................
Agreement with Bank of America
N.A. dated December 12, 2003 to
pay semi-annually the notional
amount multiplied by 2.1125% and
receive quarterly the notional
amount multiplied by three month
USD-LIBOR.                                   154,000    12/16/05        1,398
...............................................................................
Agreement with Credit Suisse
First Boston International dated
November 15, 2004 to pay
semi-annually the notional amount
multiplied by 3.947% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR.                                10,700,000    11/17/09        1,015
...............................................................................
Agreement with Credit Suisse
First Boston International dated
July 7, 2004 to receive semi-annually
the notional amount multiplied by
2.931% and pay quarterly the
notional amount multiplied by the
three month USD-LIBOR.                     2,901,900      7/9/06       12,399
...............................................................................
Agreement with Credit Suisse
First Boston International dated
October 5, 2004 to receive
semi-annually the notional amount
multiplied by 4.624% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.                                 1,590,000     10/7/14       11,865
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 9, 2003 to receive
semi-annually the notional
amount multiplied by 4.641%
and pay quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                      12,979,000    12/15/13      121,161
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 22, 2004 to pay
semi-annually the notional amount
multiplied by 1.999% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             7,659,000     1/26/06       51,710
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 21, 2004 to pay
semi-annually the notional amount
multiplied by 2.009% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             7,474,000     1/23/06       47,618
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 21, 2004 to pay
semi-annually the notional amount
multiplied by 2.008% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             7,474,000     1/23/06       47,617
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 5, 2003 to receive
semi-annually the notional amount
multiplied by 2.23762% and pay
quarterly the notional amount
multiplied by three month
USD-LIBOR-BBA.                             6,401,000     12/9/05      (48,358)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 22, 2004 to pay
semi-annually the notional amount
multiplied by 2.007% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             4,015,000     1/26/06       26,693
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 21, 2004 to pay
semi-annually the notional amount
multiplied by 4.408% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             2,471,000     1/23/14      (14,357)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
January 21, 2004 to pay
semi-annually the notional amount
multiplied by 4.419% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             2,471,000     1/23/14      (16,315)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 11, 2003 to pay
semi-annually the notional amount
multiplied by 4.71% and receive
quarterly the notional amount
multiplied by three month
USD-LIBOR-BBA.                             1,264,000    12/15/13      (18,098)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 12, 2003 to pay
semi-annually the notional amount
multiplied by 4.579% and receive
quarterly the notional amount
multiplied by three month
USD-LIBOR-BBA.                               479,000    12/16/13       (2,177)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 11, 2003 to pay
semi-annually the notional amount
multiplied by 2.235% and receive
quarterly the notional amount
multiplied by three month
USD-LIBOR-BBA.                               302,000    12/15/05        2,369
------------------------------------------------------------------------------
                                                                     $461,111
------------------------------------------------------------------------------

Total Return Swap Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                            Notional Termination Appreciation/
                                              Amount        Date (Depreciation)
...............................................................................
Agreement with Deutsche Bank
AG dated December 29, 2004 to
receive at maturity the notional
amount multiplied by the nominal
spread appreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities Index
adjusted by a modified duration
factor and an accrual of 7 basis
points plus the beginning of the
period nominal spread of the
Lehman Brothers AAA Commercial
Mortgage Backed Securities Index
and pay at maturity the notional
amount multiplied by the nominal
spread depreciation of the Lehman
Brothers AAA Commercial Mortgage
Backed Securities Index and an
accrual of 7 basis points plus the
beginning of the period nominal
spread of the Lehman Brothers
AAA Commercial Mortgage
Backed Securities Index.                  $2,253,600      4/1/05          $68
...............................................................................
Agreement with Deutsche Bank AG
dated August 10, 2004 to receive
at maturity the notional amount
multiplied by the nominal spread
depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and pay
at maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index and an accrual of
25 basis points plus the beginning
of the period nominal spread of the
Lehman Brothers AAA Commercial
Mortgage Backed Securities Index.            891,300      3/1/05        5,945
...............................................................................
Agreement with Deutsche Bank
AG dated July 16, 2004 to receive
at maturity the notional amount
multiplied by the nominal spread
depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and pay at
maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index and an accrual of
40 basis points plus the beginning
of the period nominal spread of
the  Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index.                          1,502,500     1/31/05      (10,398)
...............................................................................
Agreement with Deutsche Bank
AG dated June 28, 2004 to pay at
maturity the notional amount
multiplied by the spread appreciation
of the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and
receive at maturity the notional
amount multiplied by the depreciation
of the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index plus
43 basis points.                           2,253,600      1/1/05       17,454
...............................................................................
Agreement with Goldman Sachs
Capital Markets, L.P. dated
December 29, 2004 to pay at
maturity the notional amount
multiplied by the spread depreciation
of the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and
receive at maturity the notional
amount multiplied by the
appreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities Index
plus 8 basis points.                      25,743,000      7/1/05          824
...............................................................................
Agreement with Goldman Sachs
Capital Markets, L.P. dated
June 16, 2004 to pay monthly the
notional amount multiplied by the
spread appreciation of the Lehman
Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by
a modified duration factor and
receive monthly the notional amount
multiplied by the depreciation of
the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index plus
43 basis points.                           2,972,104      6/1/05          391
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
August 12, 2004 to receive/(pay)
monthly the notional amount
multiplied by the return of Lehman
Brothers CMBS ERISA-Eligible
Index and pay monthly the one
month USD-LIBOR-BBA less
25 basis points.                           3,017,550      3/1/05       12,048
...............................................................................
Agreement with Morgan Stanley
& Co. dated July 16, 2004 to pay
at maturity the notional amount
multiplied by the nominal spread
depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and receive
at maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index and an accrual of
47 basis points plus the beginning
of the period nominal spread of
the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index.                          1,502,500     1/31/05      $10,836
...............................................................................
Agreement with Morgan Stanley
& Co. dated July 16, 2004 to pay
at maturity the notional amount
multiplied by the nominal spread
depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and receive
at maturity notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index and an accrual of
47 basis points plus the beginning
of the period nominal spread of
the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index.                          3,005,000     1/31/05       24,077
...............................................................................
Agreement with Goldman Sachs
Capital Markets, L.P. dated
October 29, 2004 to pay monthly
the notional amount multiplied by
the spread depreciation of the
Lehman Brothers AAA Commercial
Mortgage Backed Securities Index
adjusted by a modified duration
factor and receive monthly the
notional amount multiplied by the
appreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities Index
plus 25 basis points.                      4,504,161     1/31/05       (4,680)
------------------------------------------------------------------------------
                                                                      $56,565
------------------------------------------------------------------------------

Credit Default Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                                        Notional Appreciation/
                                                          Amount (Depreciation)
...............................................................................
Agreement with Bank of America,
N.A. effective November 24, 2004,
maturing on April 15, 2010, to
receive a premium equal to 2.58%
times the notional amount. Upon
a credit default event of any News
Corp. senior note or bond the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the
then-market value of the defaulted
News Corp. senior note or bond.                          $85,000         $126
...............................................................................
Agreement with JPMorgan
Chase Bank effective beginning
September 8, 2004 and November 11,
2004, maturing on December 20,
2009, to receive a premium equal to
8.46% and 10.09% times the
notional amount. For each credit
default event related to one of the
issues within the CDX HY 3.75%,
12/20/09 Bond Index, the fund makes
a payment of the proportional
notional amount times the difference
between the par value and the
then-market value of the
defaulted issue.                                         620,000        6,833
...............................................................................
Agreement with Merrill Lynch
International effective July 01,2004,
maturing on July 1, 2007, to receive
a premium equal to 1.44% times the
notional amount. Upon a credit
default event of Consolidated
Natural Gas, 6.625%, December 12,
2008, the fund makes a payment
of the proportional notional amount
times the difference between the
par value and the then-market value
of Consolidated Natural Gas,
6.625%, December 12, 2008.                               365,000        2,969
...............................................................................
Agreement with Deutsche Bank
AG effective September 09, 2004,
maturing on September 20, 2014,
to receive a quarterly payment of
0.58% times the notional amount.
Upon a credit default event of CVS
5.625% due 3/15/06 the fund makes
a payment of the proportional
notional amount times the difference
between the par value and the
then-market value of CVS
5.625%, 3/15/06.                                          90,000        1,427
...............................................................................
Agreement with Deutsche Bank
AG effective November 19, 2004,
maturing on December 20, 2009,
to pay a premium based on the
difference between the original
spread on issue and the market
spread on day of execution and
pay quarterly 225 basis points
time the notional amount. Upon
a credit default event of a reference
entity within CDX BB HY Series 3
Index, the fund makes a payment
of the proportional notional amount
times the difference between the
par value and the then-market
value of the reference entity
within the CDX BB HY
Series 3 Index.                                          400,000        9,722
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the assets
securing the reference obligation
are liquidated, the fund receives a
payment of the outstanding notional
amount times 2.35% and the fund
pays in the event of a credit default
in one of the underlying securities
in the basket of BB CMBS securities.                     322,074        4,243
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the assets
securing the reference obligation
are liquidated, the fund receives a
payment of the outstanding notional
amount times 2.55625% and the
fund pays in the event of a credit
default in one of the underlying
securities in the basket of BB
CMBS securities.                                         322,074        1,033
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the assets
securing the reference obligation are
liquidated, the fund receives a
payment of the outstanding notional
amount times 2.4625% and the fund
pays in the event of a credit default
in one of the underlying securities
in the basket of BB CMBS securities.                     161,037        2,555
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the assets
securing the reference obligation are
liquidated, the fund receives a
payment of the outstanding notional
amount times 2.433% and the fund
pays in the event of a credit default
in one of the underlying securities
in the basket of BB CMBS securities.                     120,778        2,128
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the assets
securing the reference obligation are
liquidated, the fund receives a
payment of the outstanding notional
amount times 2.475% and the fund
pays in the event of a credit default
in one of the underlying securities
in the basket of BB CMBS securities.                      80,519          708
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the assets
securing the reference obligation are
liquidated, the fund receives a
payment of the outstanding notional
amount times 2.5% and the fund
pays in the event of a credit default
in one of the underlying securities
in the basket of BB CMBS securities.                      40,259        1,573
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the assets
securing the reference obligation are
liquidated, the fund receives a
payment of the outstanding notional
amount times 2.6% and the fund
pays in the event of a credit default
in one of the underlying securities
in the basket of BB CMBS securities.                      40,259       (1,142)
------------------------------------------------------------------------------
                                                                      $32,175
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Global Asset Allocation Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (64.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Banking (5.2%)
.........................................................................................................................
            21,150   ABN AMRO Holdings NV (Netherlands)                                                         $560,239
.........................................................................................................................
             3,522   Allied Irish Banks PLC (Ireland)                                                             73,477
.........................................................................................................................
             5,618   Anglo Irish Bank Corp. PLC
                     (Ireland)                                                                                   136,674
.........................................................................................................................
            31,495   Australia & New Zealand Banking
                     Group, Ltd. (Australia)                                                                     508,215
.........................................................................................................................
            10,500   Banca Popolare di Milano Scrl
                     (BPM) (Italy)                                                                                93,044
.........................................................................................................................
             7,442   Banco Bilbao Vizcaya Argentaria SA
                     (Spain)                                                                                     131,993
.........................................................................................................................
             4,608   Banco Popular Espanol (Spain)                                                               303,743
.........................................................................................................................
            23,007   Banco Santander Central Hispano SA
                     (Spain)                                                                                     285,484
.........................................................................................................................
               582   Bank of Hawaii Corp.                                                                         29,531
.........................................................................................................................
            15,693   Bank of Ireland
                     (Ireland) (London Exchange)                                                                 259,566
.........................................................................................................................
             4,728   Bank of Ireland
                     (Ireland) (Dublin Exchange)                                                                  78,716
.........................................................................................................................
               700   Bank of Montreal (Canada)                                                                    33,752
.........................................................................................................................
             4,980   Bank of the Ozarks, Inc.                                                                    169,469
.........................................................................................................................
            75,617   Barclays PLC (United Kingdom)                                                               850,649
.........................................................................................................................
            11,093   BNP Paribas SA (France)                                                                     803,577
.........................................................................................................................
               712   Canadian Imperial Bank of Commerce
                     (Canada)                                                                                     42,932
.........................................................................................................................
             1,500   Capitol Bancorp, Ltd.                                                                        52,830
.........................................................................................................................
             1,745   Central Pacific Financial Corp.                                                              63,117
.........................................................................................................................
             4,500   City Holding Co.                                                                            163,080
.........................................................................................................................
            15,500   Colonial Bancgroup, Inc.                                                                    329,065
.........................................................................................................................
             3,953   Commerce Bancorp, Inc.                                                                      254,573
.........................................................................................................................
             2,724   Commonwealth Bank of Australia
                     (Australia)                                                                                  68,527
.........................................................................................................................
             2,709   Credit Agricole SA (France)                                                                  81,736
.........................................................................................................................
             4,428   Danske Bank A/S (Denmark)                                                                   135,755
.........................................................................................................................
            20,000   DBS Group Holdings, Ltd.
                     (Singapore)                                                                                 197,292
.........................................................................................................................
             2,224   Depfa Bank PLC (Ireland)                                                                     37,390
.........................................................................................................................
            20,559   DnB Holdings ASA (Norway)                                                                   202,958
.........................................................................................................................
             6,317   Doral Financial Corp.                                                                       311,112
.........................................................................................................................
             1,000   First Bancorp Puerto Rico                                                                    63,510
.........................................................................................................................
             7,190   FirstFed Financial Corp. (NON)                                                              372,945
.........................................................................................................................
             4,360   Flagstar Bancorp, Inc.                                                                       98,536
.........................................................................................................................
             2,500   Flushing Financial Corp.                                                                     50,150
.........................................................................................................................
            10,818   Fortis (Belgium) (NON)                                                                      299,495
.........................................................................................................................
             3,300   Greater Bay Bancorp                                                                          92,004
.........................................................................................................................
            32,458   HBOS PLC (United Kingdom)                                                                   528,386
.........................................................................................................................
             7,890   HDFC Bank, Ltd. (India)                                                                      94,282
.........................................................................................................................
            12,500   Hibernia Corp. Class A                                                                      368,875
.........................................................................................................................
            94,455   HSBC Holdings PLC (United Kingdom)                                                        1,593,849
.........................................................................................................................
             4,960   Hudson United Bancorp                                                                       195,325
.........................................................................................................................
             3,200   International Bancshares Corp.                                                              126,016
.........................................................................................................................
            29,750   IntesaBCI SpA (Italy)                                                                       143,134
.........................................................................................................................
             9,920   Irwin Financial Corp.                                                                       281,629
.........................................................................................................................
               905   KBC Bancassurance Holdings
                     (Belgium)                                                                                    69,494
.........................................................................................................................
             3,800   KeyCorp                                                                                     128,820
.........................................................................................................................
            27,421   Lloyds TSB Group PLC
                     (United Kingdom)                                                                            248,988
.........................................................................................................................
             1,890   MainSource Financial Group, Inc.                                                             45,133
.........................................................................................................................
                70   Mizuho Financial Group, Inc.
                     (Japan)                                                                                     352,562
.........................................................................................................................
             9,300   Nara Bancorp, Inc.                                                                          197,811
.........................................................................................................................
            21,179   National City Corp.                                                                         795,271
.........................................................................................................................
            17,000   Nordea AB (Sweden)                                                                          171,492
.........................................................................................................................
             5,900   North Fork Bancorp., Inc.                                                                   170,215
.........................................................................................................................
            11,550   Oriental Financial Group                                                                    326,981
.........................................................................................................................
            18,000   Overseas-Chinese Banking Corp.
                     (Singapore)                                                                                 148,888
.........................................................................................................................
             1,600   PFF Bancorp, Inc.                                                                            74,128
.........................................................................................................................
            11,060   R&G Financial Corp. Class B                                                                 430,013
.........................................................................................................................
            14,210   Republic Bancorp, Inc.                                                                      217,129
.........................................................................................................................
             2,500   Republic Bancorp, Inc. Class A                                                               64,250
.........................................................................................................................
            33,169   Royal Bank of Scotland Group PLC
                     (United Kingdom)                                                                          1,115,578
.........................................................................................................................
            11,400   Skandinaviska Enskilda Banken AB
                     (Sweden)                                                                                    220,561
.........................................................................................................................
             4,469   Societe Generale (France)                                                                   452,196
.........................................................................................................................
             2,400   Southwest Bancorp, Inc.                                                                      58,752
.........................................................................................................................
                35   Sumitomo Mitsui Financial
                     Group, Inc. (Japan)                                                                         254,514
.........................................................................................................................
             2,500   Trico Bancshares                                                                             58,500
.........................................................................................................................
             3,090   Trustmark Corp.                                                                              96,006
.........................................................................................................................
            73,275   U.S. Bancorp                                                                              2,294,973
.........................................................................................................................
                22   UFJ Holdings, Inc. (Japan) (NON)                                                            133,353
.........................................................................................................................
             9,490   UnionBanCal Corp.                                                                           611,915
.........................................................................................................................
            20,000   United Overseas Bank, Ltd.
                     (Singapore)                                                                                 169,107
.........................................................................................................................
             2,700   Webster Financial Corp.                                                                     136,728
.........................................................................................................................
            16,745   Wells Fargo & Co.                                                                         1,040,702
.........................................................................................................................
             2,100   West Coast Bancorp                                                                           53,361
.........................................................................................................................
               846   Westamerica Bancorporation                                                                   49,330
.........................................................................................................................
             7,200   Westcorp                                                                                    330,696
.........................................................................................................................
            23,840   Westpac Banking Corp. (Australia)                                                           364,140
.........................................................................................................................
             9,600   Wilshire Bancorp, Inc. (NON)                                                                158,784
.........................................................................................................................
             1,620   Zions Bancorp.                                                                              110,209
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,717,212
------------------------------------------------------------------------------------------------------------------------
Basic Materials (2.8%)
.........................................................................................................................
            11,590   A. Schulman, Inc.                                                                           248,142
.........................................................................................................................
             8,456   Acerinox SA (Spain)                                                                         135,727
.........................................................................................................................
            75,867   Aggregate Industries PLC
                     (United Kingdom)                                                                            152,196
.........................................................................................................................
             1,630   Albany International Corp.                                                                   57,311
.........................................................................................................................
             3,800   Ameron International Corp.                                                                  144,020
.........................................................................................................................
            12,378   Arcelor (Luxembourg)                                                                        285,485
.........................................................................................................................
             2,000   Arch Chemicals, Inc.                                                                         57,560
.........................................................................................................................
             7,700   BASF AG (Germany)                                                                           553,812
.........................................................................................................................
            43,494   BHP Billiton PLC (United Kingdom)                                                           509,740
.........................................................................................................................
            45,961   BHP Billiton, Ltd. (Australia)                                                              552,541
.........................................................................................................................
            22,102   BlueScope Steel, Ltd. (Australia)                                                           142,901
.........................................................................................................................
             3,700   Carpenter Technology Corp.                                                                  216,302
.........................................................................................................................
             7,713   Compagnie de Saint Gobain (France)                                                          464,595
.........................................................................................................................
             4,700   Companhia Vale do Rio Doce (CVRD)
                     ADR (Brazil)                                                                                136,347
.........................................................................................................................
             2,600   Compass Minerals
                     International, Inc.                                                                          62,998
.........................................................................................................................
             4,456   Corn Products International, Inc.                                                           238,663
.........................................................................................................................
            15,216   CRH PLC (Ireland)                                                                           407,397
.........................................................................................................................
             1,940   Crown Holdings, Inc. (NON)                                                                   26,656
.........................................................................................................................
             3,256   Dow Chemical Co. (The)                                                                      161,205
.........................................................................................................................
             1,808   DSM NV (Netherlands)                                                                        117,014
.........................................................................................................................
             3,783   Eastman Chemical Co.                                                                        218,393
.........................................................................................................................
               582   FMC Corp. (NON)                                                                              28,111
.........................................................................................................................
             8,599   Georgia Gulf Corp.                                                                          428,230
.........................................................................................................................
             3,201   Georgia-Pacific Corp.                                                                       119,973
.........................................................................................................................
             4,300   Gibraltar Industries, Inc.                                                                  101,566
.........................................................................................................................
             1,906   Holcim, Ltd. (Switzerland)                                                                  114,850
.........................................................................................................................
             5,000   International Steel Group, Inc. (NON)                                                       202,800
.........................................................................................................................
                22   Kronos Worldwide, Inc.                                                                          897
.........................................................................................................................
             2,673   Lafarge SA (France)                                                                         257,934
.........................................................................................................................
            18,900   Louisiana-Pacific Corp.                                                                     505,386
.........................................................................................................................
             4,800   MacDermid, Inc.                                                                             173,280
.........................................................................................................................
            17,000   Mitsubishi Chemical Corp. (Japan)                                                            51,772
.........................................................................................................................
             1,746   Monsanto Co.                                                                                 96,990
.........................................................................................................................
             7,600   NewMarket Corp. (NON)                                                                       151,240
.........................................................................................................................
             9,000   Nippon Shokubai Co., Ltd. (Japan)                                                            78,009
.........................................................................................................................
             4,500   NL Industries, Inc.                                                                          99,450
.........................................................................................................................
             3,686   Nucor Corp.                                                                                 192,925
.........................................................................................................................
             4,400   Octel Corp. (United Kingdom)                                                                 91,564
.........................................................................................................................
             4,800   Olympic Steel, Inc. (NON) (S)                                                               127,248
.........................................................................................................................
             5,600   OM Group, Inc. (NON)                                                                        181,552
.........................................................................................................................
             6,645   Orica, Ltd. (Australia)                                                                     106,081
.........................................................................................................................
             3,600   Phelps Dodge Corp.                                                                          356,112
.........................................................................................................................
             3,400   Plum Creek Timber Company, Inc.                                                             130,696
.........................................................................................................................
               400   Pohang Iron & Steel Co., Ltd.
                     (South Korea)                                                                                72,264
.........................................................................................................................
             3,258   Potlatch Corp.                                                                              164,790
.........................................................................................................................
             8,711   PPG Industries, Inc.                                                                        593,742
.........................................................................................................................
             3,300   Rayonier, Inc.                                                                              161,403
.........................................................................................................................
            24,835   Rinker Group, Ltd. (Australia)                                                              207,283
.........................................................................................................................
               961   Rohm & Haas Co.                                                                              42,505
.........................................................................................................................
             2,600   RPM, Inc.                                                                                    51,116
.........................................................................................................................
             5,100   Silgan Holdings, Inc.                                                                       310,896
.........................................................................................................................
             5,600   Southern Peru Copper Corp. (S)                                                              264,376
.........................................................................................................................
             5,600   Ssab Svenskt Stal AB Class A (Sweden)                                                       134,905
.........................................................................................................................
             2,900   Steel Dynamics, Inc.                                                                        109,852
.........................................................................................................................
                34   Sterling Chemicals, Inc. (NON)                                                                1,267
.........................................................................................................................
            40,600   Terra Industries, Inc. (NON) (S)                                                            360,528
.........................................................................................................................
             3,500   Tredegar Corp.                                                                               70,735
.........................................................................................................................
            10,085   United States Steel Corp.                                                                   516,856
.........................................................................................................................
               873   Vulcan Materials Co.                                                                         47,675
.........................................................................................................................
            10,100   W.R. Grace & Co. (NON)                                                                      137,461
.........................................................................................................................
             3,298   Worthington Industries , Inc.                                                                64,575
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,797,900
------------------------------------------------------------------------------------------------------------------------
Capital Goods (3.7%)
.........................................................................................................................
             9,674   3M Co.                                                                                      793,945
.........................................................................................................................
             4,384   Actividades de Construccion y
                     Servicios SA (Spain)                                                                        100,099
.........................................................................................................................
            11,671   Acuity Brands, Inc.                                                                         371,138
.........................................................................................................................
             7,500   Applied Industrial
                     Technologies, Inc.                                                                          205,500
.........................................................................................................................
             6,300   Ball Corp.                                                                                  277,074
.........................................................................................................................
            22,325   Boeing Co. (The)                                                                          1,155,765
.........................................................................................................................
             6,652   Bouygues SA (France) (S)                                                                    307,385
.........................................................................................................................
            11,000   Brother Industries, Ltd. (Japan)                                                             93,519
.........................................................................................................................
            14,600   Canon, Inc. (Japan)                                                                         788,072
.........................................................................................................................
             2,100   Daito Trust Construction Co., Ltd.
                     (Japan)                                                                                      99,824
.........................................................................................................................
             2,987   Dover Corp.                                                                                 125,275
.........................................................................................................................
             3,400   DRS Technologies, Inc. (NON)                                                                145,214
.........................................................................................................................
             3,100   Eagle Materials, Inc.                                                                       267,685
.........................................................................................................................
               776   Eaton Corp.                                                                                  56,151
.........................................................................................................................
             4,100   Emerson Electric Co.                                                                        287,410
.........................................................................................................................
             7,100   EnPro Industries, Inc. (NON)                                                                209,947
.........................................................................................................................
             6,837   European Aeronautic Defense and
                     Space Co. (Netherlands)                                                                     198,759
.........................................................................................................................
             5,580   Flowserve Corp. (NON)                                                                       153,673
.........................................................................................................................
             3,300   Franklin Electric Co., Inc.                                                                 139,458
.........................................................................................................................
             2,522   General Dynamics Corp.                                                                      263,801
.........................................................................................................................
             5,400   Global Imaging Systems, Inc. (NON) (S)                                                      213,300
.........................................................................................................................
             1,043   Goodrich Corp.                                                                               34,044
.........................................................................................................................
             2,200   Griffon Corp. (NON)                                                                          59,400
.........................................................................................................................
             3,279   Ingersoll-Rand Co. Class A
                     (Bermuda)                                                                                   263,304
.........................................................................................................................
             5,600   Innovative Solutions &
                     Support, Inc. (NON)                                                                         186,816
.........................................................................................................................
             4,944   Invensys, PLC (United Kingdom) (NON)                                                          1,471
.........................................................................................................................
               500   Kennametal, Inc.                                                                             24,885
.........................................................................................................................
             1,220   Kone OYJ Class B (Finland)                                                                   94,661
.........................................................................................................................
            11,800   Lincoln Electric Holdings, Inc.                                                             407,572
.........................................................................................................................
               600   Linde AG (Germany)                                                                           37,438
.........................................................................................................................
            10,253   Lockheed Martin Corp.                                                                       569,554
.........................................................................................................................
             5,100   MAN AG (Germany)                                                                            195,674
.........................................................................................................................
             2,260   Manitowoc Co., Inc. (The)                                                                    85,089
.........................................................................................................................
             2,900   Middleby Corp.                                                                              147,088
.........................................................................................................................
             1,455   MSC Industrial Direct Co., Inc.
                     Class A                                                                                      52,351
.........................................................................................................................
            13,600   Mueller Industries, Inc.                                                                    437,920
.........................................................................................................................
               620   NACCO Industries, Inc. Class A                                                               65,348
.........................................................................................................................
             5,800   Nordson Corp.                                                                               232,406
.........................................................................................................................
             4,096   Northrop Grumman Corp.                                                                      222,659
.........................................................................................................................
             1,164   Owens-Illinois, Inc. (NON)                                                                   26,365
.........................................................................................................................
               776   Parker-Hannifin Corp.                                                                        58,774
.........................................................................................................................
             1,500   Penn Engineering &
                     Manufacturing Corp.                                                                          27,150
.........................................................................................................................
            25,100   Perini Corp (NON)                                                                           418,919
.........................................................................................................................
             1,600   Precision Castparts Corp.                                                                   105,088
.........................................................................................................................
             4,100   Republic Services, Inc.                                                                     137,514
.........................................................................................................................
            10,100   Rockwell Automation, Inc.                                                                   500,455
.........................................................................................................................
             2,800   Scansource, Inc. (NON)                                                                      174,048
.........................................................................................................................
               581   Schindler Holding AG (Switzerland)                                                          230,499
.........................................................................................................................
             7,323   Siemens AG (Germany)                                                                        620,650
.........................................................................................................................
             3,600   Skanska AB Class B (Sweden)                                                                  43,227
.........................................................................................................................
             6,100   SKF AB Class B (Sweden)                                                                     271,858
.........................................................................................................................
             3,300   Standard Register Co. (The)                                                                  46,596
.........................................................................................................................
            21,000   Sumitomo Heavy Industries, Ltd.
                     (Japan) (NON)                                                                                78,097
.........................................................................................................................
            13,531   Taylor Woodrow PLC (United Kingdom)                                                          70,653
.........................................................................................................................
             2,200   Tecumseh Products Co. Class A                                                               105,160
.........................................................................................................................
             7,100   Teledyne Technologies, Inc. (NON)                                                           208,953
.........................................................................................................................
            10,400   Terex Corp. (NON)                                                                           495,560
.........................................................................................................................
             7,700   ThyssenKrupp AG (Germany)                                                                   169,534
.........................................................................................................................
             1,843   Timken Co.                                                                                   47,955
.........................................................................................................................
            39,579   Tomkins PLC (United Kingdom)                                                                193,179
.........................................................................................................................
             8,200   Toro Co. (The)                                                                              667,070
.........................................................................................................................
             5,000   Toyo Seikan Kaisha, Ltd. (Japan)                                                             92,240
.........................................................................................................................
             6,500   United Defense Industries, Inc. (NON)                                                       307,125
.........................................................................................................................
             3,300   United Industrial Corp.                                                                     127,842
.........................................................................................................................
             1,750   United Stationers, Inc. (NON)                                                                80,850
.........................................................................................................................
             2,222   United Technologies Corp.                                                                   229,644
.........................................................................................................................
             3,800   URS Corp. (NON)                                                                             121,980
.........................................................................................................................
             2,591   Vinci SA (France) (S)                                                                       347,917
.........................................................................................................................
            11,110   Wolseley PLC (United Kingdom)                                                               207,627
.........................................................................................................................
             1,400   Woodward Governor Co.                                                                       100,254
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,683,457
------------------------------------------------------------------------------------------------------------------------
Communication Services (2.5%)
.........................................................................................................................
            24,600   AT&T Corp.                                                                                  468,876
.........................................................................................................................
            22,904   BellSouth Corp.                                                                             636,502
.........................................................................................................................
               137   Birch Telecom, Inc. (NON) (F)                                                                     1
.........................................................................................................................
             7,900   Boston Communications Group (NON)                                                            72,996
.........................................................................................................................
             4,300   Brightpoint, Inc. (NON)                                                                      84,022
.........................................................................................................................
            19,024   BT Group PLC (United Kingdom)                                                                74,136
.........................................................................................................................
             1,868   CenturyTel, Inc.                                                                             66,258
.........................................................................................................................
             1,022   China Telecom Corp., Ltd. ADR (China)                                                        37,610
.........................................................................................................................
             4,952   Comcast Corp. Class A (Special) (NON)                                                       162,624
.........................................................................................................................
             7,100   Commonwealth Telephone
                     Enterprises, Inc. (NON)                                                                     352,586
.........................................................................................................................
             3,200   Deutsche Telekom AG (Germany) (NON)                                                          72,369
.........................................................................................................................
            16,900   Deutsche Telekom AG ADR
                     (Germany) (NON) (S)                                                                         383,292
.........................................................................................................................
            42,339   Earthlink, Inc. (NON)                                                                       487,745
.........................................................................................................................
             2,503   Echostar Communications Corp.
                     Class A                                                                                      83,200
.........................................................................................................................
             5,412   France Telecom SA (France)                                                                  179,179
.........................................................................................................................
                23   KDDI Corp. (Japan)                                                                          123,924
.........................................................................................................................
            36,785   Koninklijke (Royal) KPN NV
                     (Netherlands)                                                                               349,462
.........................................................................................................................
             1,800   KT Corp. ADR (South Korea)                                                                   39,258
.........................................................................................................................
             5,947   Nextel Communications, Inc.
                     Class A (NON)                                                                               178,410
.........................................................................................................................
             2,200   NII Holdings, Inc. (NON)                                                                    104,390
.........................................................................................................................
                86   Nippon Telegraph & Telephone
                     (NTT) Corp. (Japan)                                                                         386,140
.........................................................................................................................
             7,300   Novatel Wireless, Inc. (NON)                                                                141,474
.........................................................................................................................
               149   NTT DoCoMo, Inc. (Japan)                                                                    274,876
.........................................................................................................................
            11,847   Portugal Telecom SGPS SA (Portugal)                                                         146,521
.........................................................................................................................
            12,933   SBC Communications, Inc.                                                                    333,283
.........................................................................................................................
             1,900   Shenandoah Telecom Co.                                                                       56,905
.........................................................................................................................
            15,560   Sprint Corp. (FON Group)                                                                    386,666
.........................................................................................................................
                 3   Swisscom AG (Switzerland)                                                                     1,182
.........................................................................................................................
             2,450   TDC A/S (Denmark)                                                                           103,770
.........................................................................................................................
            37,764   Telecom Italia Mobile SpA (Italy)                                                           282,288
.........................................................................................................................
           149,378   Telecom Italia SpA (Italy)                                                                  611,089
.........................................................................................................................
            17,131   Telefonica SA (Spain)                                                                       322,699
.........................................................................................................................
            14,200   Telenor ASA (Norway)                                                                        129,038
.........................................................................................................................
            15,000   TeliaSonera AB (Sweden)                                                                      89,887
.........................................................................................................................
                30   USA Mobility, Inc. (NON)                                                                      1,059
.........................................................................................................................
            46,083   Verizon Communications, Inc.                                                              1,866,822
.........................................................................................................................
           563,357   Vodafone Group PLC (United Kingdom)                                                       1,527,585
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,618,124
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.5%)
.........................................................................................................................
             3,576   AMETEK, Inc.                                                                                127,556
.........................................................................................................................
                16   Berkshire Hathaway, Inc. Class B (NON)                                                       46,976
.........................................................................................................................
             6,887   Danaher Corp.                                                                               395,383
.........................................................................................................................
            88,247   General Electric Co. (SEG)                                                                3,221,016
.........................................................................................................................
               776   Harman International
                     Industries, Inc.                                                                             98,552
.........................................................................................................................
               582   Harsco Corp.                                                                                 32,441
.........................................................................................................................
            10,000   Hutchison Whampoa, Ltd. (Hong Kong)                                                          93,598
.........................................................................................................................
            48,000   Itochu Corp. (Japan) (NON)                                                                  222,079
.........................................................................................................................
             2,149   Lagardere SCA (France)                                                                      155,089
.........................................................................................................................
            79,000   Marubeni Corp. (Japan)                                                                      218,995
.........................................................................................................................
            20,000   Mitsubishi Corp. (Japan)                                                                    258,468
.........................................................................................................................
            16,000   Sumitomo Corp. (Japan)                                                                      138,058
.........................................................................................................................
            38,000   Swire Pacific, Ltd. (Hong Kong)                                                             317,783
.........................................................................................................................
             1,600   TUI AG (Germany)                                                                             37,946
.........................................................................................................................
            21,515   Tyco International, Ltd. (Bermuda)                                                          768,946
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,132,886
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (8.9%)
.........................................................................................................................
             3,300   4Kids Entertainment, Inc. (NON)                                                              69,366
.........................................................................................................................
             9,000   Aaron Rents, Inc.                                                                           225,000
.........................................................................................................................
             4,400   Abercrombie & Fitch Co. Class A                                                             206,580
.........................................................................................................................
               900   Adidas-Salomon AG (Germany)                                                                 145,755
.........................................................................................................................
             9,571   Administaff, Inc. (NON)                                                                     120,690
.........................................................................................................................
            12,900   Aeon Co., Ltd. (Japan)                                                                      215,315
.........................................................................................................................
            10,900   Aeropostale, Inc. (NON)                                                                     320,787
.........................................................................................................................
             4,649   American Axle & Manufacturing
                     Holdings, Inc.                                                                              142,538
.........................................................................................................................
            11,200   American Eagle Outfitters, Inc.                                                             527,520
.........................................................................................................................
             5,903   American Standard Cos., Inc. (NON)                                                          243,912
.........................................................................................................................
            14,900   Ameristar Casinos, Inc.                                                                     642,339
.........................................................................................................................
             4,400   Armor Holdings, Inc. (NON)                                                                  206,888
.........................................................................................................................
             3,900   Artic Cat, Inc.                                                                             103,428
.........................................................................................................................
            55,000   Asahi Chemical Industry Co., Ltd. (Japan)                                                   275,403
.........................................................................................................................
            17,000   Asahi Glass Co., Ltd. (Japan)                                                               187,506
.........................................................................................................................
               200   Assa Abloy AB Class B (Sweden)                                                                3,418
.........................................................................................................................
             2,304   Barnes & Noble, Inc. (NON)                                                                   74,350
.........................................................................................................................
            17,365   Barratt Developments PLC
                     (United Kingdom)                                                                            198,180
.........................................................................................................................
               800   Bayerische Motoren Werke (BMW)
                     AG (Germany)                                                                                 36,043
.........................................................................................................................
             2,028   Bed Bath & Beyond, Inc. (NON)                                                                80,775
.........................................................................................................................
             3,201   Best Buy Co., Inc.                                                                          190,203
.........................................................................................................................
            11,300   BJ's Wholesale Club, Inc. (NON)                                                             329,169
.........................................................................................................................
             6,300   Black & Decker Manufacturing Co.                                                            556,479
.........................................................................................................................
             9,100   Bluegreen Corp. (NON)                                                                       180,453
.........................................................................................................................
            15,696   Boral, Ltd. (Australia)                                                                      84,508
.........................................................................................................................
             2,522   Borders Group, Inc.                                                                          64,059
.........................................................................................................................
             6,400   Bowne & Co.                                                                                 104,064
.........................................................................................................................
             8,000   Bridgestone Corp. (Japan)                                                                   159,297
.........................................................................................................................
            11,052   Brink's Co. (The)                                                                           436,775
.........................................................................................................................
             3,000   Brunswick Corp.                                                                             148,500
.........................................................................................................................
            11,446   Caesars Entertainment, Inc. (NON)                                                           230,522
.........................................................................................................................
             7,700   Casey's General Stores, Inc.                                                                139,755
.........................................................................................................................
             8,600   Catalina Marketing Corp. (S)                                                                254,818
.........................................................................................................................
             4,900   Cato Corp. (The) Class A                                                                    141,218
.........................................................................................................................
            24,444   Cendant Corp.                                                                               571,501
.........................................................................................................................
            35,500   Charming Shoppes (NON)                                                                      332,635
.........................................................................................................................
               582   Chico's FAS, Inc. (NON)                                                                      26,498
.........................................................................................................................
             4,000   Choice Hotels International, Inc.                                                           232,000
.........................................................................................................................
             6,111   Circuit City Stores-Circuit City Group                                                       95,576
.........................................................................................................................
             4,404   Claire's Stores, Inc.                                                                        93,585
.........................................................................................................................
             1,552   Coach, Inc. (NON)                                                                            87,533
.........................................................................................................................
             7,100   Coldwater Creek, Inc. (NON)                                                                 219,177
.........................................................................................................................
             1,900   Consolidated Graphics, Inc. (NON)                                                            87,210
.........................................................................................................................
             5,200   Continental AG (Germany)                                                                    330,397
.........................................................................................................................
             5,256   Cooper Tire & Rubber                                                                        113,267
.........................................................................................................................
            29,186   CSR, Ltd. (Australia)                                                                        60,842
.........................................................................................................................
            12,500   Cummins, Inc.                                                                             1,047,375
.........................................................................................................................
            15,000   Dai Nippon Printing Co., Ltd.
                     (Japan)                                                                                     240,703
.........................................................................................................................
             6,400   DaimlerChrysler AG (Germany)                                                                306,613
.........................................................................................................................
             3,000   Daiwa House Industry Co., Ltd.
                     (Japan)                                                                                      34,114
.........................................................................................................................
               679   Deluxe Corp.                                                                                 25,347
.........................................................................................................................
             9,600   Dex Media, Inc.                                                                             239,616
.........................................................................................................................
            17,600   Dillards, Inc. Class A                                                                      472,912
.........................................................................................................................
            14,862   Dixons Group PLC (United Kingdom)                                                            43,366
.........................................................................................................................
             8,924   Eastman Kodak Co.                                                                           287,799
.........................................................................................................................
             3,192   eBay, Inc. (NON)                                                                            371,166
.........................................................................................................................
             7,100   Electrolux AB Class B (Sweden)                                                              162,489
.........................................................................................................................
             1,717   Federated Department Stores, Inc.                                                            99,225
.........................................................................................................................
             5,700   Finlay Enterprises, Inc. (NON)                                                              112,803
.........................................................................................................................
            12,193   Fox Entertainment Group, Inc.
                     Class A (NON)                                                                               381,153
.........................................................................................................................
               979   GameStop Corp. Class B (NON)                                                                 21,939
.........................................................................................................................
            27,975   Gap, Inc. (The)                                                                             590,832
.........................................................................................................................
            32,700   Gemstar-TV Guide
                     International, Inc. (NON)                                                                   193,584
.........................................................................................................................
             6,500   Genesco, Inc. (NON)                                                                         202,410
.........................................................................................................................
             2,700   Genlyte Group, Inc. (The) (NON)                                                             231,336
.........................................................................................................................
             4,370   Greek Organization of Football
                     Prognostics SA (Greece)                                                                     120,923
.........................................................................................................................
             1,485   GTECH Holdings Corp.                                                                         38,536
.........................................................................................................................
            12,632   GUS PLC (United Kingdom)                                                                    227,583
.........................................................................................................................
             9,904   Harrah's Entertainment, Inc.                                                                662,479
.........................................................................................................................
            46,806   Hilton Group PLC (United Kingdom)                                                           255,633
.........................................................................................................................
            18,207   Home Depot, Inc. (The)                                                                      778,167
.........................................................................................................................
             5,400   Honda Motor Co., Ltd. (Japan)                                                               279,883
.........................................................................................................................
             3,300   HUB Group, Inc. Class A (NON)                                                               172,326
.........................................................................................................................
             1,746   Hughes Supply, Inc.                                                                          56,483
.........................................................................................................................
            10,300   Integrated Electrical
                     Service, Inc. (NON) (S)                                                                      49,852
.........................................................................................................................
             2,100   iPayment, Inc. (NON)                                                                        103,992
.........................................................................................................................
             6,500   JC Penney Co., Inc. (Holding Co.)                                                           269,100
.........................................................................................................................
             9,200   John H. Harland Co.                                                                         332,120
.........................................................................................................................
            10,415   Johnston Press PLC (United Kingdom)                                                         108,366
.........................................................................................................................
             9,500   Kesko OYJ Class B (Finland)                                                                 231,761
.........................................................................................................................
            25,218   Kingfisher Leisure PLC
                     (United Kingdom)                                                                            149,953
.........................................................................................................................
             8,000   Lafarge North America, Inc.                                                                 410,560
.........................................................................................................................
             3,323   Lear Corp.                                                                                  202,736
.........................................................................................................................
             3,805   Lennar Corp.                                                                                215,667
.........................................................................................................................
            17,165   Limited Brands, Inc.                                                                        395,138
.........................................................................................................................
             4,113   Liz Claiborne, Inc.                                                                         173,610
.........................................................................................................................
             2,086   Lowe's Cos., Inc.                                                                           120,133
.........................................................................................................................
             2,104   LVMH Moet Hennessy Louis Vuitton
                     SA (France)                                                                                 161,135
.........................................................................................................................
            11,961   Masco Corp.                                                                                 436,935
.........................................................................................................................
             2,944   McGraw-Hill Companies, Inc. (The)                                                           269,494
.........................................................................................................................
            25,285   Mediaset SpA (Italy)                                                                        320,624
.........................................................................................................................
            11,860   Men's Wearhouse, Inc. (The) (NON)                                                           379,046
.........................................................................................................................
               481   Meredith Corp.                                                                               26,070
.........................................................................................................................
             3,600   Metro AG (Germany)                                                                          197,961
.........................................................................................................................
             3,085   Michaels Stores, Inc.                                                                        92,457
.........................................................................................................................
             1,279   Michelin Corp. Class B (France)                                                              82,030
.........................................................................................................................
             6,000   Monaco Coach Corp.                                                                          123,420
.........................................................................................................................
             2,700   Nautilus Group, Inc.                                                                         65,259
.........................................................................................................................
             6,100   NCI Building Systems, Inc. (NON)                                                            228,750
.........................................................................................................................
               776   Neiman-Marcus Group, Inc. Class A                                                            55,515
.........................................................................................................................
             9,854   Next PLC (United Kingdom)                                                                   312,126
.........................................................................................................................
               970   NIKE, Inc.                                                                                   87,969
.........................................................................................................................
             1,600   Nintendo Co., Ltd. (Japan)                                                                  200,996
.........................................................................................................................
            19,000   Nissan Motor Co., Ltd. (Japan)                                                              206,598
.........................................................................................................................
            11,800   Nordstrom, Inc.                                                                             551,414
.........................................................................................................................
            10,431   Nu Skin Enterprises, Inc. Class A                                                           264,739
.........................................................................................................................
             1,190   NVR, Inc. (NON)                                                                             915,586
.........................................................................................................................
            16,009   Office Depot, Inc. (NON)                                                                    277,916
.........................................................................................................................
             1,300   Omnicom Group, Inc.                                                                         109,616
.........................................................................................................................
             9,000   Onward Kashiyama Co., Ltd. (Japan)                                                          130,981
.........................................................................................................................
             7,800   Pacific Sunwear of California, Inc. (NON)                                                   173,628
.........................................................................................................................
             6,500   Pantry, Inc. (The) (NON)                                                                    195,585
.........................................................................................................................
             4,700   PDI, Inc. (NON)                                                                             104,716
.........................................................................................................................
            14,530   Persimmon PLC (United Kingdom)                                                              192,742
.........................................................................................................................
             3,830   Peugeot SA (France)                                                                         243,090
.........................................................................................................................
               823   Pinault-Printemps-Redoute SA (France)                                                        82,380
.........................................................................................................................
             6,700   Pioneer Corp. (Japan)                                                                       130,796
.........................................................................................................................
             5,200   Pixar, Inc. (NON)                                                                           445,172
.........................................................................................................................
             3,600   Polaris Industries, Inc.                                                                    244,872
.........................................................................................................................
             1,940   Polo Ralph Lauren Corp.                                                                      82,644
.........................................................................................................................
               148   Porsche AG (Preference) (Germany)                                                            93,875
.........................................................................................................................
            16,204   Publishing & Broadcasting, Ltd. (Australia)                                                 222,234
.........................................................................................................................
            10,549   Reader's Digest Association, Inc.
                     (The) Class A                                                                               146,737
.........................................................................................................................
               607   Reebok International, Ltd.                                                                   26,708
.........................................................................................................................
             2,619   Regal Entertainment Group Class A                                                            54,344
.........................................................................................................................
             4,256   Renault SA (France)                                                                         356,025
.........................................................................................................................
             3,007   Robert Half International, Inc.                                                              88,496
.........................................................................................................................
             2,522   Scholastic Corp. (NON)                                                                       93,213
.........................................................................................................................
               500   SECOM Co., Ltd. (Japan)                                                                      20,010
.........................................................................................................................
             1,200   Sega Sammy Holdings, Inc. (Japan)                                                            65,944
.........................................................................................................................
             4,574   Sherwin Williams Co.                                                                        204,138
.........................................................................................................................
             7,300   ShopKo Stores, Inc. (NON)                                                                   136,364
.........................................................................................................................
             8,600   Skechers U.S.A., Inc. Class A (NON)                                                         111,456
.........................................................................................................................
                34   Societe Television Francaise I (France)                                                       1,107
.........................................................................................................................
             8,200   Sony Corp. (Japan)                                                                          316,955
.........................................................................................................................
             7,600   Stage Stores, Inc. (NON)                                                                    315,552
.........................................................................................................................
             1,940   Stanley Works (The)                                                                          95,041
.........................................................................................................................
            19,706   Staples, Inc.                                                                               664,289
.........................................................................................................................
            14,700   Stein Mart, Inc. (NON)                                                                      250,782
.........................................................................................................................
             1,011   Swatch Group AG (The)
                     Class B (Switzerland)                                                                       148,431
.........................................................................................................................
             2,037   Target Corp.                                                                                105,781
.........................................................................................................................
               679   Tech Data Corp. (NON)                                                                        30,827
.........................................................................................................................
            30,200   TeleTech Holdings, Inc. (NON)                                                               292,638
.........................................................................................................................
             3,000   Tenneco Automotive, Inc. (NON)                                                               51,720
.........................................................................................................................
             4,100   Timberland Co. (The) Class A (NON)                                                          256,947
.........................................................................................................................
            10,000   Toppan Printing Co., Ltd. (Japan)                                                           110,981
.........................................................................................................................
            24,800   Toyota Motor Corp. (Japan)                                                                1,009,429
.........................................................................................................................
             3,300   Trans World Entertainment Corp. (NON)                                                        41,151
.........................................................................................................................
             3,201   UnitedGlobalCom, Inc. Class A (NON)                                                          30,922
.........................................................................................................................
            13,017   USG Corp. (NON) (S)                                                                         524,195
.........................................................................................................................
             3,423   Valeo SA (France)                                                                           143,288
.........................................................................................................................
            16,400   Ventiv Health, Inc. (NON)                                                                   333,248
.........................................................................................................................
               815   VF Corp.                                                                                     45,135
.........................................................................................................................
            10,326   Viacom, Inc. Class B                                                                        375,763
.........................................................................................................................
             4,041   VS Holdings, Inc. (NON)                                                                           4
.........................................................................................................................
             1,600   Volkswagon AG (Germany)                                                                      72,522
.........................................................................................................................
            18,725   Wal-Mart Stores, Inc.                                                                       989,055
.........................................................................................................................
            19,608   Walt Disney Co. (The)                                                                       545,102
.........................................................................................................................
            19,200   WESCO International, Inc. (NON)                                                             569,088
.........................................................................................................................
             4,976   Whirlpool Corp.                                                                             344,389
.........................................................................................................................
             1,600   Wolverine World Wide, Inc.                                                                   50,272
.........................................................................................................................
           353,364   Woolworths Group PLC
                     (United Kingdom)                                                                            271,341
.........................................................................................................................
            20,774   WPP Group PLC (United Kingdom)                                                              228,512
.........................................................................................................................
             9,254   Yahoo!, Inc. (NON)                                                                          348,691
.........................................................................................................................
             3,000   Yamaha Corp. (Japan)                                                                         45,798
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,336,379
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.9%)
.........................................................................................................................
             3,200   Accredited Home Lenders
                     Holding Co. (NON)                                                                           158,976
.........................................................................................................................
             2,730   Acom Co., Ltd. (Japan)                                                                      204,384
.........................................................................................................................
             1,600   Aiful Corp. (Japan)                                                                         176,008
.........................................................................................................................
             4,670   Cash America International, Inc.                                                            138,839
.........................................................................................................................
             4,800   CompuCredit Corp. (NON)                                                                     131,232
.........................................................................................................................
            19,409   Countrywide Financial Corp.                                                                 718,327
.........................................................................................................................
            33,895   MBNA Corp.                                                                                  955,500
.........................................................................................................................
            12,700   Metris Cos., Inc. (NON)                                                                     161,925
.........................................................................................................................
             6,100   Nelnet, Inc. Class A (NON)                                                                  164,273
.........................................................................................................................
             3,500   Portfolio Recovery Associates, Inc. (NON)                                                   144,270
.........................................................................................................................
            27,063   Providian Financial Corp. (NON)                                                             445,728
.........................................................................................................................
            10,950   World Acceptance Corp. (NON)                                                                301,235
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,700,697
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (6.0%)
.........................................................................................................................
            12,065   7-Eleven, Inc. (NON)                                                                        288,957
.........................................................................................................................
             3,579   Adolph Coors Co. Class B                                                                    270,823
.........................................................................................................................
             3,921   Alberto-Culver Co.                                                                          190,443
.........................................................................................................................
             2,037   Alliance Data Systems Corp. (NON)                                                            96,717
.........................................................................................................................
             7,172   Altadis SA (Spain)                                                                          328,490
.........................................................................................................................
            29,396   Altria Group, Inc.                                                                        1,796,096
.........................................................................................................................
             6,600   American Greetings Corp. Class A                                                            167,310
.........................................................................................................................
             3,953   Apollo Group, Inc. Class A (NON)                                                            319,047
.........................................................................................................................
            19,745   Archer Daniels Midland Co.                                                                  440,511
.........................................................................................................................
            24,168   BAT Industries PLC (United Kingdom)                                                         416,398
.........................................................................................................................
            19,093   Boots Group PLC (United Kingdom)                                                            240,259
.........................................................................................................................
             5,800   Boston Beer Co., Inc. Class A (NON)                                                         123,366
.........................................................................................................................
            15,400   Cal-Maine Foods, Inc. (S)                                                                   186,186
.........................................................................................................................
             2,683   Career Education Corp. (NON)                                                                107,320
.........................................................................................................................
               632   Casino Guichard Perrachon SA (France)                                                        50,506
.........................................................................................................................
             1,050   CBRL Group, Inc.                                                                             43,943
.........................................................................................................................
             8,650   CEC Entertainment, Inc. (NON)                                                               345,741
.........................................................................................................................
             6,800   Chiquita Brands International, Inc.                                                         150,008
.........................................................................................................................
            13,700   CKE Restaurants, Inc. (NON)                                                                 198,787
.........................................................................................................................
             9,100   Clorox Co.                                                                                  536,263
.........................................................................................................................
             7,964   Coca-Cola Enterprises, Inc.                                                                 166,049
.........................................................................................................................
             6,500   Coca-Cola West Japan Co., Ltd. (Japan)                                                      166,862
.........................................................................................................................
            28,983   Coles Myer, Ltd. (Australia)                                                                223,960
.........................................................................................................................
             7,700   Costco Wholesale Corp.                                                                      372,757
.........................................................................................................................
            16,200   Darden Restaurants, Inc.                                                                    449,388
.........................................................................................................................
             5,859   Dean Foods Co. (NON)                                                                        193,054
.........................................................................................................................
             1,035   Delhaize Group (Belgium)                                                                     78,703
.........................................................................................................................
             6,000   Deutsche Post AG (Germany)                                                                  137,487
.........................................................................................................................
            19,885   Diageo PLC (United Kingdom)                                                                 283,627
.........................................................................................................................
            10,925   Energizer Holdings, Inc. (NON)                                                              542,863
.........................................................................................................................
             7,954   Estee Lauder Cos., Inc. (The) Class A                                                       364,055
.........................................................................................................................
             5,200   Flowers Foods, Inc.                                                                         164,216
.........................................................................................................................
             5,000   Fuji Photo Film Cos., Ltd. (Japan)                                                          182,528
.........................................................................................................................
            15,554   Fyffes PLC (Ireland)                                                                         40,799
.........................................................................................................................
             6,600   Getty Images, Inc. (NON)                                                                    454,410
.........................................................................................................................
             4,642   Gillette Co. (The)                                                                          207,869
.........................................................................................................................
             5,923   Great Atlantic & Pacific Tea Co. (NON)                                                       60,711
.........................................................................................................................
             3,500   Ihop Corp.                                                                                  146,615
.........................................................................................................................
             9,300   Ikon Office Solutions, Inc.                                                                 107,508
.........................................................................................................................
             4,797   Interbrew SA (Belgium)                                                                      186,069
.........................................................................................................................
             3,700   Interstate Bakeries Corp. (S)                                                                23,680
.........................................................................................................................
             8,500   Jack in the Box, Inc. (NON)                                                                 313,395
.........................................................................................................................
                16   Japan Tobacco, Inc. (Japan)                                                                 182,723
.........................................................................................................................
             7,000   KAO Corp. (Japan)                                                                           179,014
.........................................................................................................................
            12,600   Kellogg Co.                                                                                 562,716
.........................................................................................................................
             8,000   Kikkoman Corp. (Japan)                                                                       76,291
.........................................................................................................................
             9,200   Kimberly-Clark Corp.                                                                        605,452
.........................................................................................................................
             4,610   Koninklijke Ahold NV (Netherlands) (NON)                                                     35,713
.........................................................................................................................
             7,794   Kroger Co. (NON)                                                                            136,707
.........................................................................................................................
            13,900   Labor Ready, Inc. (NON)                                                                     235,188
.........................................................................................................................
             6,200   Lance, Inc.                                                                                 117,986
.........................................................................................................................
             4,600   Landry's Restaurants, Inc.                                                                  133,676
.........................................................................................................................
            15,620   Liberty Media Corp. Class A (NON)                                                           171,508
.........................................................................................................................
             3,300   Lone Star Steakhouse & Saloon, Inc.                                                          92,400
.........................................................................................................................
            11,417   McDonald's Corp.                                                                            366,029
.........................................................................................................................
             9,200   Nash Finch Co.                                                                              347,392
.........................................................................................................................
             3,481   Nestle SA (Switzerland)                                                                     910,976
.........................................................................................................................
             9,300   Netflix, Inc. (NON) (S)                                                                     114,669
.........................................................................................................................
             4,719   Nutreco Holding NV (Netherlands)                                                            129,747
.........................................................................................................................
             2,700   Papa John's International, Inc. (NON)                                                        92,988
.........................................................................................................................
            14,841   Pepsi Bottling Group, Inc. (The)                                                            401,301
.........................................................................................................................
            13,800   PepsiAmericas, Inc.                                                                         293,112
.........................................................................................................................
             5,716   PepsiCo, Inc.                                                                               298,375
.........................................................................................................................
             2,910   Pilgrims Pride Corp.                                                                         89,279
.........................................................................................................................
            27,888   Procter & Gamble Co. (The)                                                                1,536,071
.........................................................................................................................
             6,900   Rayovac Corp. (NON)                                                                         210,864
.........................................................................................................................
            10,955   Reckitt Benckiser PLC (United Kingdom)                                                      331,017
.........................................................................................................................
             4,753   Reynolds American, Inc.                                                                     373,586
.........................................................................................................................
            11,252   Rite Aid Corp. (NON)                                                                         41,182
.........................................................................................................................
             2,115   Royal Caribbean Cruises, Ltd. (Liberia)                                                     115,141
.........................................................................................................................
            18,396   SABMiller PLC (United Kingdom)                                                              305,120
.........................................................................................................................
             2,200   Sanderson Farms, Inc.                                                                        95,216
.........................................................................................................................
             5,365   Sara Lee Corp.                                                                              129,511
.........................................................................................................................
               388   Scotts Co. (The) Class A (NON)                                                               28,526
.........................................................................................................................
             5,300   Smart & Final, Inc. (NON)                                                                    76,267
.........................................................................................................................
             1,455   Smithfield Foods, Inc. (NON)                                                                 43,053
.........................................................................................................................
             6,100   Sonic Corp. (NON)                                                                           186,050
.........................................................................................................................
               970   Starbucks Corp. (NON)                                                                        60,489
.........................................................................................................................
            20,769   Supervalu, Inc.                                                                             716,946
.........................................................................................................................
             9,000   Swedish Match AB (Sweden)                                                                   104,341
.........................................................................................................................
            20,473   Tate & Lyle PLC (United Kingdom)                                                            185,800
.........................................................................................................................
            67,991   Tesco PLC (United Kingdom)                                                                  419,956
.........................................................................................................................
            85,990   Time Warner, Inc. (NON)                                                                   1,671,646
.........................................................................................................................
             7,000   Toyo Suisan Kaisha, Ltd. (Japan)                                                            103,172
.........................................................................................................................
            11,872   Tyson Foods, Inc. Class A                                                                   218,445
.........................................................................................................................
             1,940   Unilever NV (Netherlands)                                                                   130,066
.........................................................................................................................
             6,803   Unilever PLC (United Kingdom)                                                                66,800
.........................................................................................................................
             3,200   UST, Inc.                                                                                   153,952
.........................................................................................................................
             1,400   Weiss Markets, Inc.                                                                          53,998
.........................................................................................................................
             6,714   Whitbread PLC (United Kingdom)                                                              109,104
.........................................................................................................................
               402   Whole Foods Market, Inc.                                                                     38,331
.........................................................................................................................
            21,628   Woolworths, Ltd. (Australia)                                                                254,417
.........................................................................................................................
            15,773   Yum! Brands, Inc.                                                                           744,170
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,240,255
------------------------------------------------------------------------------------------------------------------------
Energy (4.5%)
.........................................................................................................................
             3,289   Amerada Hess Corp.                                                                          270,948
.........................................................................................................................
             1,261   Anadarko Petroleum Corp.                                                                     81,725
.........................................................................................................................
             7,227   Apache Corp.                                                                                365,469
.........................................................................................................................
            16,891   BG Group PLC (United Kingdom)                                                               114,787
.........................................................................................................................
             4,268   BJ Services Co.                                                                             198,633
.........................................................................................................................
           151,062   BP PLC (United Kingdom)                                                                   1,473,168
.........................................................................................................................
            10,224   Burlington Resources, Inc.                                                                  444,744
.........................................................................................................................
             4,200   Cabot Oil & Gas Corp. Class A                                                               185,850
.........................................................................................................................
             9,500   CAL Dive International, Inc. (NON)                                                          387,125
.........................................................................................................................
             4,889   Canadian Natural Resources, Ltd.
                     (Canada)                                                                                    209,103
.........................................................................................................................
             5,600   Chesapeake Energy Corp.                                                                      92,400
.........................................................................................................................
            28,224   ChevronTexaco Corp.                                                                       1,482,042
.........................................................................................................................
           178,000   CNOOC, Ltd. (Hong Kong)                                                                      95,612
.........................................................................................................................
             3,600   Comstock Resources, Inc. (NON)                                                               79,380
.........................................................................................................................
             7,125   ConocoPhillips                                                                              618,664
.........................................................................................................................
            33,025   ENI SpA (Italy)                                                                             826,768
.........................................................................................................................
            83,659   ExxonMobil Corp.                                                                          4,288,360
.........................................................................................................................
             9,900   Frontier Oil Corp.                                                                          263,934
.........................................................................................................................
            10,200   Giant Industries, Inc. (NON)                                                                270,402
.........................................................................................................................
             1,455   GlobalSantaFe Corp. (Cayman Islands)                                                         48,175
.........................................................................................................................
            10,600   Holly Corp.                                                                                 295,422
.........................................................................................................................
             3,200   Houston Exploration Co. (NON)                                                               180,192
.........................................................................................................................
            14,110   Marathon Oil Corp.                                                                          530,677
.........................................................................................................................
             8,500   Meridian Resource Corp. (NON)                                                                51,425
.........................................................................................................................
             1,261   Newfield Exploration Co. (NON)                                                               74,462
.........................................................................................................................
               970   Noble Corp. (Cayman Islands) (NON)                                                           48,248
.........................................................................................................................
               582   Noble Energy, Inc.                                                                           35,886
.........................................................................................................................
             2,241   Norsk Hydro ASA (Norway)                                                                    176,614
.........................................................................................................................
             2,716   Occidental Petroleum Corp.                                                                  158,506
.........................................................................................................................
             7,100   Oil States International, Inc. (NON)                                                        136,959
.........................................................................................................................
             2,800   Petroleo Brasileiro SA ADR (Brazil)                                                         111,384
.........................................................................................................................
             5,900   Petroleum Development Corp. (NON)                                                           227,563
.........................................................................................................................
             4,000   Remington Oil & Gas Corp. (NON)                                                             109,000
.........................................................................................................................
             7,565   Repsol YPF, SA (Spain)                                                                      196,995
.........................................................................................................................
           183,688   Shell Transport & Trading Co. PLC
                     (United Kingdom)                                                                          1,565,659
.........................................................................................................................
             2,100   Southwestern Energy Co. (NON)                                                               106,449
.........................................................................................................................
            10,133   Statoil ASA (Norway)                                                                        159,048
.........................................................................................................................
             1,000   Stone Energy Corp. (NON)                                                                     45,090
.........................................................................................................................
             6,659   Sunoco, Inc.                                                                                544,107
.........................................................................................................................
             7,900   Superior Energy Services (NON)                                                              121,739
.........................................................................................................................
            15,900   Tesoro Petroleum Corp. (NON)                                                                506,574
.........................................................................................................................
             5,477   Total SA (France)                                                                         1,196,217
.........................................................................................................................
             1,900   Total SA Class B ADR (France)                                                               208,696
.........................................................................................................................
             3,298   Valero Energy Corp.                                                                         149,729
.........................................................................................................................
             7,500   Veritas DGC, Inc. (NON)                                                                     168,075
.........................................................................................................................
             3,000   Vintage Petroleum, Inc.                                                                      68,070
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,970,075
------------------------------------------------------------------------------------------------------------------------
Financial (3.8%)
.........................................................................................................................
            33,000   AMRESCO Creditor Trust (acquired
                     various dates from 1/24/00 to 1/26/00,
                     cost $6,253) (RES) (NON) (R) (F)                                                                 33
.........................................................................................................................
             4,400   Archipelago Holdings, Inc. (NON)                                                             92,312
.........................................................................................................................
            65,592   Bank of America Corp.                                                                     3,082,168
.........................................................................................................................
            11,471   Capital One Financial Corp.                                                                 965,973
.........................................................................................................................
             4,300   CharterMac                                                                                  105,092
.........................................................................................................................
            80,685   Citigroup, Inc. (SEG)                                                                     3,887,403
.........................................................................................................................
           238,820   Contifinancial Corp. Liquidating
                     Trust Units                                                                                   4,776
.........................................................................................................................
             1,164   Developers Diversified
                     Realty Corp. (R)                                                                             51,647
.........................................................................................................................
             4,281   Dexia (Belgium)                                                                              98,504
.........................................................................................................................
             2,400   Encore Capital Group, Inc. (NON)                                                             57,072
.........................................................................................................................
             4,300   Equity One, Inc.                                                                            102,039
.........................................................................................................................
             9,964   Fannie Mae                                                                                  709,536
.........................................................................................................................
            11,633   Freddie Mac                                                                                 857,352
.........................................................................................................................
             1,014   Goldman Sachs Group, Inc. (The)                                                             105,497
.........................................................................................................................
             1,649   Hartford Financial Services
                     Group, Inc. (The)                                                                           114,292
.........................................................................................................................
             6,000   Hospitality Properties Trust                                                                276,000
.........................................................................................................................
            11,500   HRPT Properties Trust (R)                                                                   147,545
.........................................................................................................................
             1,358   iStar Financial, Inc.                                                                        61,463
.........................................................................................................................
            28,345   JPMorgan Chase & Co.                                                                      1,105,738
.........................................................................................................................
             7,251   Lehman Brothers Holdings, Inc.                                                              634,317
.........................................................................................................................
             7,580   Man Group PLC (United Kingdom)                                                              214,196
.........................................................................................................................
             6,240   Merrill Lynch & Co., Inc.                                                                   372,965
.........................................................................................................................
             2,328   MetLife, Inc.                                                                                94,307
.........................................................................................................................
                55   Mitsubishi Tokyo Finance
                     Group, Inc. (Japan)                                                                         558,321
.........................................................................................................................
             6,200   Moody's Corp.                                                                               538,470
.........................................................................................................................
             4,385   New Century Financial Corp. (R)                                                             280,245
.........................................................................................................................
             2,100   Orix Corp. (Japan)                                                                          285,329
.........................................................................................................................
               573   Protective Life Corp.                                                                        24,461
.........................................................................................................................
             3,104   SLM Corp.                                                                                   165,723
.........................................................................................................................
               630   Student Loan Corp.                                                                          115,920
.........................................................................................................................
               679   Vornado Realty Trust (R)                                                                     51,692
.........................................................................................................................
             8,924   Wachovia Corp.                                                                              469,402
.........................................................................................................................
             1,300   Western Sierra Bancorp. (NON)                                                                49,862
.........................................................................................................................
             1,500   WFS Financial, Inc. (NON)                                                                    76,170
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,755,822
------------------------------------------------------------------------------------------------------------------------
Health Care (7.6%)
.........................................................................................................................
             8,466   Abbott Laboratories                                                                         394,939
.........................................................................................................................
            13,000   Alpharma, Inc. Class A                                                                      220,350
.........................................................................................................................
             4,200   Amedisys, Inc. (NON)                                                                        136,038
.........................................................................................................................
             5,100   American Medical Systems
                     Holdings, Inc. (NON)                                                                        213,231
.........................................................................................................................
               388   AMERIGROUP Corp. (NON)                                                                       29,356
.........................................................................................................................
             1,649   AmerisourceBergen Corp.                                                                      96,763
.........................................................................................................................
            10,685   Amgen, Inc. (NON)                                                                           685,443
.........................................................................................................................
             3,100   Amylin Pharmaceuticals, Inc. (NON)                                                           72,416
.........................................................................................................................
            18,900   Applera Corp.-- Celera Genomics
                     Group (NON)                                                                                 259,875
.........................................................................................................................
             2,550   Apria Healthcare Group, Inc. (NON)                                                           84,023
.........................................................................................................................
            17,550   AstraZeneca PLC (United Kingdom)                                                            636,418
.........................................................................................................................
             5,952   Bausch & Lomb, Inc.                                                                         383,666
.........................................................................................................................
            11,400   Becton, Dickinson and Co.                                                                   647,520
.........................................................................................................................
             2,134   Biogen Idec, Inc. (NON)                                                                     142,146
.........................................................................................................................
             3,500   Biosite Diagnostics, Inc. (NON) (S)                                                         215,390
.........................................................................................................................
            20,485   Bristol-Myers Squibb Co.                                                                    524,826
.........................................................................................................................
               776   C.R. Bard, Inc.                                                                              49,648
.........................................................................................................................
             4,700   C.V. Therapeutics (NON) (S)                                                                 108,100
.........................................................................................................................
             3,129   Cardinal Health, Inc.                                                                       181,951
.........................................................................................................................
             8,678   Caremark Rx, Inc. (NON)                                                                     342,174
.........................................................................................................................
            21,200   Celgene Corp. (NON)                                                                         562,436
.........................................................................................................................
             5,500   Cephalon, Inc. (NON)                                                                        279,840
.........................................................................................................................
             2,200   Cerner Corp. (NON)                                                                          116,974
.........................................................................................................................
             1,940   Charles River Laboratories
                     International, Inc. (NON)                                                                    89,259
.........................................................................................................................
            12,200   CIGNA Corp.                                                                                 995,154
.........................................................................................................................
             3,200   Conmed Corp. (NON)                                                                           90,944
.........................................................................................................................
               679   Covance, Inc. (NON)                                                                          26,311
.........................................................................................................................
            23,592   Coventry Health Care, Inc. (NON)                                                          1,252,263
.........................................................................................................................
             9,115   Dade Behring Holdings, Inc. (NON)                                                           510,440
.........................................................................................................................
             2,673   DaVita, Inc. (NON)                                                                          105,664
.........................................................................................................................
             5,600   Dendreon Corp. (NON) (S)                                                                     60,368
.........................................................................................................................
             6,600   Eli Lilly Co.                                                                               374,550
.........................................................................................................................
             2,642   Eon Labs, Inc. (NON)                                                                         71,334
.........................................................................................................................
             6,400   Exelixis, Inc. (NON)                                                                         60,800
.........................................................................................................................
               679   Express Scripts, Inc. (NON)                                                                  51,903
.........................................................................................................................
             9,900   First Horizon
                     Pharmaceutical Corp. (NON)                                                                  226,611
.........................................................................................................................
               835   Forest Laboratories, Inc. (NON)                                                              37,458
.........................................................................................................................
               669   Gen-Probe, Inc. (NON)                                                                        30,245
.........................................................................................................................
               873   Genentech, Inc. (NON)                                                                        47,526
.........................................................................................................................
               147   Genesis HealthCare Corp. (NON)                                                                5,149
.........................................................................................................................
             5,660   Gentiva Health Services, Inc. (NON)                                                          94,635
.........................................................................................................................
               873   Genzyme Corp. (NON)                                                                          50,695
.........................................................................................................................
             2,998   Gilead Sciences, Inc. (NON)                                                                 104,900
.........................................................................................................................
            54,479   GlaxoSmithKline PLC
                     (United Kingdom)                                                                          1,278,008
.........................................................................................................................
            11,800   Haemonetics Corp. (NON)                                                                     427,278
.........................................................................................................................
             5,900   Humana, Inc. (NON)                                                                          175,171
.........................................................................................................................
             3,169   IDEXX Laboratories, Inc. (NON)                                                              172,996
.........................................................................................................................
               776   Imclone Systems, Inc. (NON)                                                                  35,758
.........................................................................................................................
             2,304   IMS Health, Inc.                                                                             53,476
.........................................................................................................................
            10,500   InterMune, Inc. (NON)                                                                       139,230
.........................................................................................................................
             5,500   Intuitive Surgical, Inc. (NON)                                                              220,110
.........................................................................................................................
               384   Invitrogen Corp. (NON)                                                                       25,778
.........................................................................................................................
             8,900   Isis Pharmaceuticals, Inc. (NON)                                                             52,510
.........................................................................................................................
            57,950   Johnson & Johnson (S)                                                                     3,675,189
.........................................................................................................................
             1,092   King Pharmaceuticals, Inc. (NON)                                                             13,541
.........................................................................................................................
             2,400   Kos Pharmaceuticals, Inc. (NON)                                                              90,336
.........................................................................................................................
             2,134   Laboratory Corp. of America Holdings (NON)                                                  106,316
.........................................................................................................................
               679   Lincare Holdings, Inc. (NON)                                                                 28,959
.........................................................................................................................
             1,838   Medco Health Solutions, Inc. (NON)                                                           76,461
.........................................................................................................................
             3,400   Medicines Co. (NON)                                                                          97,920
.........................................................................................................................
               970   Medicis Pharmaceutical Corp.
                     Class A                                                                                      34,057
.........................................................................................................................
               100   Medivir AB Class B (Sweden) (NON)                                                             1,378
.........................................................................................................................
             4,797   Medtronic, Inc.                                                                             238,267
.........................................................................................................................
            27,450   Merck & Co., Inc.                                                                           882,243
.........................................................................................................................
             9,700   Molecular Devices Corp. (NON)                                                               194,970
.........................................................................................................................
             6,300   Myogen, Inc. (NON)                                                                           50,841
.........................................................................................................................
               900   Neurocrine Biosciences, Inc. (NON)                                                           44,370
.........................................................................................................................
             2,000   NitroMed, Inc. (NON)                                                                         53,300
.........................................................................................................................
            20,151   Novartis AG (Switzerland)                                                                 1,015,704
.........................................................................................................................
             3,700   NPS Pharmaceuticals, Inc. (NON)                                                              67,636
.........................................................................................................................
             2,850   Onyx Pharmaceuticals, Inc. (NON)                                                             92,312
.........................................................................................................................
             8,300   Option Care, Inc. (S)                                                                       142,677
.........................................................................................................................
             1,602   OSI Pharmaceuticals, Inc. (NON)                                                             119,910
.........................................................................................................................
            13,300   Owens & Minor, Inc.                                                                         374,661
.........................................................................................................................
             6,289   PacifiCare Health Systems, Inc. (NON)                                                       355,454
.........................................................................................................................
             6,500   Parexel International Corp. (NON)                                                           131,950
.........................................................................................................................
             2,000   Pediatrix Medical Group, Inc. (NON)                                                         128,100
.........................................................................................................................
             6,600   Perrigo Co.                                                                                 113,982
.........................................................................................................................
            80,802   Pfizer, Inc.                                                                              2,172,766
.........................................................................................................................
             1,000   Pharmion Corp. (NON)                                                                         42,210
.........................................................................................................................
             4,300   Quality Systems, Inc. (NON)                                                                 257,140
.........................................................................................................................
             5,600   Regeneron Pharmaceuticals, Inc. (NON)                                                        51,576
.........................................................................................................................
             6,000   Res-Care, Inc. (NON)                                                                         91,320
.........................................................................................................................
             4,346   Respironics, Inc. (NON)                                                                     236,249
.........................................................................................................................
             4,670   Roche Holding AG (Switzerland)                                                              537,740
.........................................................................................................................
             6,600   Sankyo Co., Ltd. (Japan)                                                                    149,136
.........................................................................................................................
             7,935   Sanofi-Synthelabo SA (France)                                                               634,126
.........................................................................................................................
             3,600   Schering AG (Germany)                                                                       269,004
.........................................................................................................................
             3,019   Select Medical Corp.                                                                         53,134
.........................................................................................................................
            14,510   Sierra Health Services, Inc. (NON)                                                          799,646
.........................................................................................................................
             1,164   St. Jude Medical, Inc. (NON)                                                                 48,807
.........................................................................................................................
             8,600   Stewart Enterprises, Inc. Class A (NON)                                                      60,114
.........................................................................................................................
             6,500   Sybron Dental Specialties, Inc. (NON)                                                       229,970
.........................................................................................................................
             1,184   Synthes, Inc. (Switzerland) (NON)                                                           132,794
.........................................................................................................................
            15,000   Takeda Chemical Industries, Ltd. (Japan)                                                    755,490
.........................................................................................................................
             3,500   Telik, Inc. (NON)                                                                            66,990
.........................................................................................................................
             4,300   Terumo Corp. (Japan)                                                                        115,842
.........................................................................................................................
             2,900   Transkaryotic Therapies, Inc. (Malaysia) (NON)                                               73,631
.........................................................................................................................
               776   Triad Hospitals, Inc. (NON)                                                                  28,875
.........................................................................................................................
             4,300   Trimeris, Inc. (NON)                                                                         60,931
.........................................................................................................................
            15,730   UnitedHealth Group, Inc.                                                                  1,384,712
.........................................................................................................................
             2,522   Varian Medical Systems, Inc. (NON)                                                          109,051
.........................................................................................................................
             1,164   VCA Antech, Inc. (NON)                                                                       22,814
.........................................................................................................................
             5,500   Vertex Pharmaceuticals, Inc. (NON)                                                           58,135
.........................................................................................................................
               985   Watson Pharmaceuticals, Inc. (NON)                                                           32,318
.........................................................................................................................
             3,300   WellChoice, Inc. (NON)                                                                      176,220
.........................................................................................................................
             8,248   WellPoint, Inc. (NON)                                                                       948,520
.........................................................................................................................
             6,087   Wyeth                                                                                       259,245
.........................................................................................................................
             9,900   Yamanouchi Pharmaceutical Co., Ltd.
                     (Japan)                                                                                     385,564
.........................................................................................................................
             1,552   Zimmer Holdings, Inc. (NON)                                                                 124,346
------------------------------------------------------------------------------------------------------------------------
                                                                                                              31,748,997
------------------------------------------------------------------------------------------------------------------------
Insurance (2.7%)
.........................................................................................................................
             8,556   ACE, Ltd. (Cayman Islands)                                                                  365,769
.........................................................................................................................
            19,423   Aegon NV (Netherlands)                                                                      264,770
.........................................................................................................................
               600   Alleghany Corp. (NON)                                                                       171,150
.........................................................................................................................
             1,300   Allianz AG (Germany)                                                                        171,648
.........................................................................................................................
            13,110   Allstate Corp.                                                                              678,049
.........................................................................................................................
             5,500   American Financial Group, Inc.                                                              172,205
.........................................................................................................................
            10,562   American International Group, Inc.                                                          693,607
.........................................................................................................................
             3,829   AmerUs Group Co.                                                                            173,454
.........................................................................................................................
            36,967   Aviva PLC (United Kingdom)                                                                  445,664
.........................................................................................................................
             1,261   Chubb Corp. (The)                                                                            96,971
.........................................................................................................................
             2,800   Commerce Group, Inc.                                                                        170,912
.........................................................................................................................
             3,300   Direct General Corp.                                                                        105,930
.........................................................................................................................
             5,985   Everest Re Group, Ltd. (Barbados)                                                           536,017
.........................................................................................................................
             1,860   FBL Financial Group, Inc. Class A                                                            53,103
.........................................................................................................................
            12,730   First American Corp.                                                                        447,332
.........................................................................................................................
             3,301   FPIC Insurance Group, Inc. (NON) (S)                                                        116,789
.........................................................................................................................
            12,800   Fremont General Corp.                                                                       322,304
.........................................................................................................................
             2,811   HCC Insurance Holdings, Inc.                                                                 93,100
.........................................................................................................................
            25,046   ING Groep NV (Netherlands)                                                                  757,731
.........................................................................................................................
             5,900   Landamerica Financial Group, Inc.                                                           318,187
.........................................................................................................................
             2,813   Lincoln National Corp.                                                                      131,311
.........................................................................................................................
             4,000   Loews Corp.                                                                                 281,200
.........................................................................................................................
             1,843   Loews Corp. - Carolina Group                                                                 53,355
.........................................................................................................................
               723   MBIA, Inc.                                                                                   45,751
.........................................................................................................................
             3,000   Mercury General Corp.                                                                       179,760
.........................................................................................................................
                15   Millea Holdings, Inc. (Japan)                                                               222,548
.........................................................................................................................
             3,000   Odyssey Re Holdings Corp. (S)                                                                75,630
.........................................................................................................................
            12,250   Old Republic International Corp.                                                            309,925
.........................................................................................................................
             3,104   Progressive Corp. (The)                                                                     263,343
.........................................................................................................................
            13,952   Promina Group, Ltd. (Australia)                                                              59,045
.........................................................................................................................
            18,158   QBE Insurance Group, Ltd. (Australia)                                                       218,437
.........................................................................................................................
               869   Radian Group, Inc.                                                                           46,266
.........................................................................................................................
           164,347   Royal & Sun Alliance Insurance
                     Group PLC (United Kingdom)                                                                  244,510
.........................................................................................................................
             1,600   Selective Insurance Group                                                                    70,784
.........................................................................................................................
             1,615   Stancorp Financial Group                                                                    133,238
.........................................................................................................................
             8,110   Stewart Information Services                                                                337,782
.........................................................................................................................
             3,637   Swiss Re (Switzerland)                                                                      259,466
.........................................................................................................................
             1,850   Topdanmark A/S (Denmark) (NON)                                                              145,725
.........................................................................................................................
               849   Torchmark Corp.                                                                              48,512
.........................................................................................................................
             7,500   UICI                                                                                        254,250
.........................................................................................................................
             2,600   United Fire & Casualty Co.                                                                   87,646
.........................................................................................................................
             9,289   W.R. Berkley Corp.                                                                          438,162
.........................................................................................................................
            12,700   Zenith National Insurance Corp.                                                             632,968
.........................................................................................................................
             2,605   Zurich Financial Services AG
                     (Switzerland)                                                                               434,472
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,128,778
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.9%)
.........................................................................................................................
             3,800   Affiliated Managers Group (NON)                                                             257,412
.........................................................................................................................
             2,134   American Capital Strategies, Ltd.                                                            71,169
.........................................................................................................................
             2,619   Bear Stearns Cos., Inc. (The)                                                               267,950
.........................................................................................................................
             8,396   Credit Suisse Group (Switzerland) (NON)                                                     353,034
.........................................................................................................................
             5,436   Credit Suisse Group ADR (Switzerland)                                                       229,345
.........................................................................................................................
             5,000   Daiwa Securities Group, Inc. (Japan)                                                         36,115
.........................................................................................................................
             1,675   Deutsche Bank AG (Germany)                                                                  148,655
.........................................................................................................................
               873   Eaton Vance Corp.                                                                            45,527
.........................................................................................................................
            20,022   IndyMac Bancorp, Inc.                                                                       689,758
.........................................................................................................................
             9,111   Morgan Stanley                                                                              505,843
.........................................................................................................................
            25,000   Nomura Securities Co., Ltd. (Japan)                                                         364,568
.........................................................................................................................
            10,851   UBS AG (Switzerland)                                                                        910,136
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,879,512
------------------------------------------------------------------------------------------------------------------------
Other (--%)
.........................................................................................................................
               495   iShares Russell 2000 Value Index  Fund                                                       95,515
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.9%)
.........................................................................................................................
               679   AMB Property Corp.                                                                           27,425
.........................................................................................................................
             3,790   Anworth Mortgage Asset Corp. (R)                                                             40,591
.........................................................................................................................
               679   Avalonbay Communities, Inc. (R)                                                              51,129
.........................................................................................................................
             1,800   Bedford Property Investors (R)                                                               51,138
.........................................................................................................................
             3,623   Boston Properties, Inc. (R)                                                                 234,299
.........................................................................................................................
             2,986   Brandywine Realty Trust (R)                                                                  87,759
.........................................................................................................................
             5,900   Brookfield Homes Corp.                                                                      200,010
.........................................................................................................................
             1,622   Capital Automotive (R)                                                                       57,622
.........................................................................................................................
               900   Catellus Development Corp. (R)                                                               27,540
.........................................................................................................................
            35,000   Cheung Kong Holdings, Ltd.
                     (Hong Kong)                                                                                 348,982
.........................................................................................................................
             5,900   Cousins Properties, Inc. (R)                                                                178,593
.........................................................................................................................
             1,200   Entertainment Properties Trust (R)                                                           53,460
.........................................................................................................................
             3,010   Equity Office Properties Trust (R)                                                           87,651
.........................................................................................................................
             6,975   Friedman, Billings, Ramsey
                     Group, Inc. Class A                                                                         135,245
.........................................................................................................................
             8,296   IMPAC Mortgage Holdings, Inc. (R)                                                           188,070
.........................................................................................................................
             1,300   Jones Lang LaSalle, Inc. (NON)                                                               48,633
.........................................................................................................................
            10,000   LTC Properties, Inc. (R)                                                                    199,100
.........................................................................................................................
             2,459   Mills Corp. (R)                                                                             156,786
.........................................................................................................................
             6,000   Mitsui Fudoscan Co., Ltd. (Japan)                                                            72,914
.........................................................................................................................
             6,800   National Health Investors, Inc. (R)                                                         198,424
.........................................................................................................................
             1,500   Newcastle Investment Corp. (R)                                                               47,670
.........................................................................................................................
             4,600   RAIT Investment Trust (R)                                                                   128,662
.........................................................................................................................
             3,900   Reckson Associates Realty Corp. (R)                                                         127,959
.........................................................................................................................
             2,400   Redwood Trust, Inc. (R)                                                                     149,016
.........................................................................................................................
             3,751   Ryland Group, Inc. (The) (S)                                                                215,833
.........................................................................................................................
            15,400   Senior Housing Properties Trust (R)                                                         291,676
.........................................................................................................................
               776   Simon Property Group, Inc. (R)                                                               50,184
.........................................................................................................................
             2,100   SL Green Realty Corp. (R)                                                                   127,155
.........................................................................................................................
             1,800   Tanger Factory Outlet Centers (R)                                                            47,628
.........................................................................................................................
             7,700   Trizec Properties, Inc. (R)                                                                 145,684
.........................................................................................................................
             7,300   Ventas, Inc. (R)                                                                            200,093
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,976,931
------------------------------------------------------------------------------------------------------------------------
Technology (9.1%)
.........................................................................................................................
            28,033   Accenture, Ltd. Class A (Bermuda) (NON)                                                     756,891
.........................................................................................................................
             7,800   Activision, Inc. (NON)                                                                      157,404
.........................................................................................................................
             8,370   Acxiom Corp.                                                                                220,131
.........................................................................................................................
            14,998   Adobe Systems, Inc.                                                                         940,975
.........................................................................................................................
             5,800   Advanced Micro Devices, Inc. (NON)                                                          127,716
.........................................................................................................................
           107,500   Agere Systems, Inc. Class B (NON)                                                           145,125
.........................................................................................................................
             1,312   AGFA-Gevaert NV (Belgium)                                                                    44,507
.........................................................................................................................
            20,828   Agilysys, Inc.                                                                              356,992
.........................................................................................................................
             1,940   Akamai Technologies, Inc. (NON)                                                              25,278
.........................................................................................................................
             2,526   Alcatel SA (France) (NON)                                                                    39,309
.........................................................................................................................
             8,000   ALPS Electric Co., Ltd. (Japan)                                                             119,239
.........................................................................................................................
               776   Amphenol Corp. (NON)                                                                         28,510
.........................................................................................................................
             3,730   Analog Devices, Inc.                                                                        137,712
.........................................................................................................................
             6,840   Anixter International, Inc.                                                                 246,172
.........................................................................................................................
             1,600   Ansys, Inc. (NON)                                                                            51,296
.........................................................................................................................
             4,758   Arrow Electronics, Inc. (NON)                                                               115,619
.........................................................................................................................
            10,600   Artesyn Technologies, Inc. (NON)                                                            119,780
.........................................................................................................................
             7,022   ASML Holding NV (Netherlands) (NON)                                                         112,710
.........................................................................................................................
            48,000   Aspect Communications Corp. (NON)                                                           534,720
.........................................................................................................................
             9,600   Aspen Technology, Inc. (NON)                                                                 59,616
.........................................................................................................................
            36,400   Atmel Corp. (NON)                                                                           142,688
.........................................................................................................................
            21,600   Autodesk, Inc.                                                                              819,720
.........................................................................................................................
            12,900   Avaya, Inc. (NON)                                                                           221,880
.........................................................................................................................
             2,800   Avid Technology, Inc. (NON) (S)                                                             172,900
.........................................................................................................................
             1,779   Barco NV (Belgium)                                                                          164,534
.........................................................................................................................
            15,700   BEA Systems, Inc. (NON)                                                                     139,102
.........................................................................................................................
             2,950   Benchmark Electronics, Inc. (NON)                                                           100,595
.........................................................................................................................
             4,162   BMC Software, Inc. (NON)                                                                     77,413
.........................................................................................................................
               388   CACI International, Inc. Class A (NON)                                                       26,434
.........................................................................................................................
             5,400   Carreker Corp. (NON)                                                                         46,440
.........................................................................................................................
             6,400   Catapult Communications Corp. (NON)                                                         154,624
.........................................................................................................................
             1,426   Checkfree Corp. (NON)                                                                        54,302
.........................................................................................................................
            34,000   Cirrus Logic, Inc. (NON)                                                                    187,340
.........................................................................................................................
           130,713   Cisco Systems, Inc. (NON)                                                                 2,522,761
.........................................................................................................................
             7,400   Citrix Systems, Inc. (NON)                                                                  181,522
.........................................................................................................................
             6,123   Coinstar, Inc. (NON)                                                                        164,280
.........................................................................................................................
             1,300   Computer Sciences Corp. (NON)                                                                73,281
.........................................................................................................................
             3,200   Comtech Telecommunications (NON)                                                            120,352
.........................................................................................................................
             3,900   CTS Corp.                                                                                    51,831
.........................................................................................................................
             7,600   Cypress Semiconductor Corp. (NON)                                                            89,148
.........................................................................................................................
            10,486   Dell, Inc. (NON)                                                                            441,880
.........................................................................................................................
            11,000   DiamondCluster International, Inc.
                     Class A (NON)                                                                               157,630
.........................................................................................................................
            13,800   Digi International, Inc. (NON)                                                              237,222
.........................................................................................................................
             5,500   Diodes, Inc. (NON)                                                                          124,465
.........................................................................................................................
            11,200   Ditech Communications Corp. (NON)                                                           167,440
.........................................................................................................................
             3,800   Dun & Bradstreet Corp. (The) (NON)                                                          226,670
.........................................................................................................................
             3,750   Elcoteq Network Corp. Class A (Finland)                                                      91,179
.........................................................................................................................
             1,940   Electronic Data Systems Corp.                                                                44,814
.........................................................................................................................
            34,767   EMC Corp. (NON)                                                                             516,985
.........................................................................................................................
             4,500   F5 Networks, Inc. (NON)                                                                     219,240
.........................................................................................................................
             4,060   Fiserv, Inc. (NON)                                                                          163,171
.........................................................................................................................
             9,952   Freescale Semiconductor, Inc. Class B (NON)                                                 182,719
.........................................................................................................................
             1,000   FUNAI Electric Co., Ltd. (Japan)                                                            124,158
.........................................................................................................................
             4,168   Harris Corp.                                                                                257,541
.........................................................................................................................
            16,682   Hewlett-Packard Co.                                                                         349,822
.........................................................................................................................
             1,300   Hirose Electric Co., Ltd. (Japan)                                                           152,016
.........................................................................................................................
            40,000   Hitachi, Ltd. (Japan)                                                                       277,208
.........................................................................................................................
             1,500   Hoya Corp. (Japan)                                                                          169,400
.........................................................................................................................
             1,530   Hutchinson Technology, Inc. (NON)                                                            52,892
.........................................................................................................................
             5,600   Hyperion Solutions Corp. (NON)                                                              261,072
.........................................................................................................................
            16,750   IBM Corp.                                                                                 1,651,215
.........................................................................................................................
             2,800   Infospace, Inc. (NON)                                                                       133,140
.........................................................................................................................
            27,100   Ingram Micro, Inc. Class A (NON)                                                            563,680
.........................................................................................................................
           101,156   Intel Corp. (SEG)                                                                         2,366,039
.........................................................................................................................
             1,800   Inter-Tel, Inc.                                                                              49,284
.........................................................................................................................
             7,100   Intergraph Corp. (NON)                                                                      191,203
.........................................................................................................................
             3,400   j2 Global Communications, Inc. (NON)                                                        117,300
.........................................................................................................................
             2,071   Jabil Circuit, Inc. (NON)                                                                    52,976
.........................................................................................................................
            18,080   Koninklijke (Royal) Philips
                     Electronics NV (Netherlands)                                                                479,410
.........................................................................................................................
            41,200   Kulicke & Soffa Industries, Inc. (NON)                                                      355,144
.........................................................................................................................
             2,500   Kyocera Corp. (Japan)                                                                       192,533
.........................................................................................................................
             3,337   Lam Research Corp. (NON)                                                                     96,473
.........................................................................................................................
               747   Lexmark International, Inc. (NON)                                                            63,495
.........................................................................................................................
             7,953   Linear Technology Corp.                                                                     308,258
.........................................................................................................................
            11,326   Maxim Integrated Products, Inc.                                                             480,109
.........................................................................................................................
             7,042   Micrel, Inc. (NON)                                                                           77,603
.........................................................................................................................
               767   Microchip Technology, Inc.                                                                   20,448
.........................................................................................................................
            11,500   Microsemi Corp. (NON)                                                                       199,640
.........................................................................................................................
           141,677   Microsoft Corp. (SEG)                                                                     3,784,193
.........................................................................................................................
             3,000   MicroStrategy, Inc. (NON)                                                                   180,750
.........................................................................................................................
            23,000   Mitsubishi Electric Corp. (Japan)                                                           112,699
.........................................................................................................................
            70,810   Motorola, Inc.                                                                            1,217,932
.........................................................................................................................
             7,370   MTS Systems Corp.                                                                           249,180
.........................................................................................................................
             3,100   Murata Manufacturing Co., Ltd. (Japan)                                                      173,382
.........................................................................................................................
             2,105   National Semiconductor Corp.                                                                 37,785
.........................................................................................................................
             6,000   NCR Corp. (NON)                                                                             415,380
.........................................................................................................................
            34,148   Nokia OYJ (Finland)                                                                         539,291
.........................................................................................................................
               400   Obic Co., Ltd. (Japan)                                                                       79,453
.........................................................................................................................
             6,000   Olympus Corp. (Japan)                                                                       127,965
.........................................................................................................................
            10,400   Omron Corp. (Japan)                                                                         248,199
.........................................................................................................................
            71,125   Oracle Corp. (NON)                                                                          975,835
.........................................................................................................................
             3,200   Park Electrochemical Corp.                                                                   69,376
.........................................................................................................................
             2,702   PerkinElmer, Inc.                                                                            60,768
.........................................................................................................................
             9,170   Perlos OYJ (Finland) (S)                                                                    146,689
.........................................................................................................................
            12,300   Pixelworks, Inc. (NON)                                                                      139,482
.........................................................................................................................
            10,400   PLX Technology, Inc. (NON)                                                                  108,160
.........................................................................................................................
             8,700   Pomeroy Computer Resources, Inc. (NON)                                                      132,327
.........................................................................................................................
            29,300   PTEK Holdings, Inc. (NON)                                                                   313,803
.........................................................................................................................
            30,657   Qualcomm, Inc.                                                                            1,299,857
.........................................................................................................................
             6,600   RadiSys Corp. (NON)                                                                         129,030
.........................................................................................................................
             7,000   Rofin-Sinar Technologies, Inc. (NON)                                                        297,150
.........................................................................................................................
             1,700   Rohm Co., Ltd. (Japan)                                                                      175,891
.........................................................................................................................
            15,400   RSA Security, Inc. (NON)                                                                    308,924
.........................................................................................................................
               170   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                                73,988
.........................................................................................................................
             6,926   SanDisk Corp. (NON)                                                                         172,942
.........................................................................................................................
             2,100   SAP AG (Germany)                                                                            374,459
.........................................................................................................................
             8,439   Siebel Systems, Inc. (NON)                                                                   88,610
.........................................................................................................................
             1,500   Siliconix, Inc. (NON)                                                                        54,735
.........................................................................................................................
             8,500   SS&C Technologies, Inc.                                                                     175,525
.........................................................................................................................
             6,600   Standard Microsystems Corp. (NON)                                                           117,678
.........................................................................................................................
            14,640   Storage Technology Corp. (NON)                                                              462,770
.........................................................................................................................
            34,800   Sun Microsystems, Inc. (NON)                                                                187,224
.........................................................................................................................
            15,858   Symantec Corp. (NON)                                                                        408,502
.........................................................................................................................
            18,259   Taiwan Semiconductor
                     Manufacturing Co., Ltd. (Taiwan)                                                             29,143
.........................................................................................................................
             1,261   Tektronix, Inc.                                                                              38,095
.........................................................................................................................
           165,291   Telefonaktiebolaget LM Ericsson AB
                     Class B (Sweden) (NON)                                                                      527,601
.........................................................................................................................
            13,619   Texas Instruments, Inc.                                                                     335,300
.........................................................................................................................
             7,089   Thomson Multimedia SA (France)                                                              187,394
.........................................................................................................................
             8,300   THQ, Inc. (NON)                                                                             190,402
.........................................................................................................................
             8,100   Transact Technologies, Inc. (NON)                                                           173,016
.........................................................................................................................
             1,000   Uniden (Japan)                                                                               19,717
.........................................................................................................................
             5,530   United Online, Inc. (NON)                                                                    63,761
.........................................................................................................................
             4,700   Universal Electronics, Inc. (NON)                                                            82,720
.........................................................................................................................
             6,700   W.W. Grainger, Inc.                                                                         446,354
.........................................................................................................................
             6,928   WebEx Communications, Inc. (NON) (S)                                                        164,748
.........................................................................................................................
             4,600   Websense, Inc. (NON)                                                                        233,312
.........................................................................................................................
            39,174   Xerox Corp. (NON)                                                                           666,350
.........................................................................................................................
             3,395   Xilinx, Inc.                                                                                100,662
.........................................................................................................................
               679   Zebra Technology Corp. (NON)                                                                 38,214
------------------------------------------------------------------------------------------------------------------------
                                                                                                              38,203,046
------------------------------------------------------------------------------------------------------------------------
Transportation (1.3%)
.........................................................................................................................
             5,100   Alaska Air Group, Inc. (NON)                                                                170,799
.........................................................................................................................
                19   AP Moller -- Maersk A/S (Denmark)                                                           156,956
.........................................................................................................................
            37,051   British Airways PLC
                     (United Kingdom) (NON)                                                                      167,148
.........................................................................................................................
             6,029   Burlington Northern Santa Fe Corp.                                                          285,232
.........................................................................................................................
            10,200   CNF Transportation, Inc.                                                                    511,020
.........................................................................................................................
             5,500   Deutsche Lufthansa AG (Germany) (NON)                                                        78,638
.........................................................................................................................
                31   East Japan Railway Co. (Japan)                                                              172,474
.........................................................................................................................
            41,250   ExpressJet Holdings, Inc. (NON)                                                             531,300
.........................................................................................................................
             6,300   FedEx Corp.                                                                                 620,487
.........................................................................................................................
             2,994   General Maritime Corp. (NON)                                                                119,610
.........................................................................................................................
               483   IHC Caland NV (Netherlands)                                                                  30,682
.........................................................................................................................
             9,900   J. B. Hunt Transport Services, Inc.                                                         444,015
.........................................................................................................................
            32,000   Kawasaki Kisen Kaisha, Ltd. (Japan)                                                         205,837
.........................................................................................................................
            29,000   Mitsui O.S.K Lines, Ltd. (Japan)                                                            174,085
.........................................................................................................................
            16,000   Nippon Express Co., Ltd. (Japan)                                                             78,868
.........................................................................................................................
            18,000   Nippon Yusen Kabushiki Kaisha (Japan)                                                        96,984
.........................................................................................................................
            14,700   Norfolk Southern Corp.                                                                      531,993
.........................................................................................................................
             1,900   Overnite Corp.                                                                               70,756
.........................................................................................................................
            32,488   Qantas Airways, Ltd. (Australia)                                                             94,460
.........................................................................................................................
             6,594   Ryder System, Inc.                                                                          314,995
.........................................................................................................................
             7,100   SCS Transportation, Inc. (NON)                                                              165,927
.........................................................................................................................
            11,000   Singapore Airlines, Ltd. (Singapore)                                                         76,834
.........................................................................................................................
             5,400   Swift Transportation Co., Inc. (NON)                                                        115,992
.........................................................................................................................
             5,269   TPG NV (Netherlands)                                                                        143,079
.........................................................................................................................
             2,605   United Parcel Service, Inc. Class B                                                         222,623
.........................................................................................................................
               485   Yellow Roadway Corp. (NON)                                                                   27,019
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,607,813
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (2.1%)
.........................................................................................................................
             5,200   Cleco Corp.                                                                                 105,352
.........................................................................................................................
            11,400   Constellation Energy Group, Inc.                                                            498,294
.........................................................................................................................
             9,400   E.On AG (Germany)                                                                           858,261
.........................................................................................................................
            26,068   Edison International                                                                        834,958
.........................................................................................................................
               783   Electrabel SA (Belgium)                                                                     349,050
.........................................................................................................................
            47,167   Electricidade de Portugal SA
                     (Portugal)                                                                                  142,953
.........................................................................................................................
             6,188   Endesa SA (Spain)                                                                           145,411
.........................................................................................................................
            14,000   Energen Corp.                                                                               825,300
.........................................................................................................................
             4,780   Entergy Corp.                                                                               323,080
.........................................................................................................................
            12,640   Exelon Corp.                                                                                557,045
.........................................................................................................................
             1,800   Hokkaido Electric Power Co., Inc. (Japan)                                                    35,403
.........................................................................................................................
            24,321   Iberdrola SA (Spain) (S)                                                                    618,122
.........................................................................................................................
             3,196   Kelda Group PLC (United Kingdom)                                                             38,806
.........................................................................................................................
             6,600   Kyushu Electric Power Co., Inc. (Japan)                                                     133,353
.........................................................................................................................
             9,300   ONEOK, Inc.                                                                                 264,306
.........................................................................................................................
            15,339   PG&E Corp. (NON)                                                                            510,482
.........................................................................................................................
             2,600   PNM Resources, Inc.                                                                          65,754
.........................................................................................................................
             5,634   Public Power Corp. (Greece)                                                                 157,738
.........................................................................................................................
             4,300   Questar Corp.                                                                               219,128
.........................................................................................................................
             9,400   Reliant Resources, Inc. (NON)                                                               128,310
.........................................................................................................................
             3,700   RWE AG (Germany)                                                                            204,164
.........................................................................................................................
            22,653   Scottish Power PLC (United Kingdom)                                                         175,361
.........................................................................................................................
             8,300   Sempra Energy                                                                               304,444
.........................................................................................................................
             5,703   Severn Trent PLC (United Kingdom)                                                           105,868
.........................................................................................................................
             2,710   Southwest Gas Corp.                                                                          68,834
.........................................................................................................................
             2,000   Tohoku Electric Power Co., Inc. (Japan)                                                      35,920
.........................................................................................................................
             3,000   Tokyo Electric Power Co. (Japan)                                                             73,646
.........................................................................................................................
            79,000   Tokyo Gas Co., Ltd. (Japan)                                                                 323,865
.........................................................................................................................
             9,200   UniSource Energy Corp.                                                                      221,812
.........................................................................................................................
             8,326   Veolia Environnement (France)                                                               301,342
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,626,362
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $226,512,847)                                                                    $270,219,761
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE OBLIGATIONS (11.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $5,600,000   Federal Home Loan Mortgage
                     Corporation 6 1/2s, TBA,
                     January 1, 2035                                                                          $5,875,625
.........................................................................................................................
                     Federal National Mortgage
                     Association Pass-Through Certificates
.........................................................................................................................
            41,272   7 1/2s, July 1, 2007                                                                         42,456
.........................................................................................................................
         7,068,720   7s, with due dates from
                     February 1, 2024 to February 1, 2034                                                      7,502,312
.........................................................................................................................
         2,827,547   6 1/2s, with due dates from
                     October 1, 2024 to September 1, 2034                                                      2,969,804
.........................................................................................................................
         5,700,000   6 1/2s, TBA, January 1, 2033                                                              5,976,094
.........................................................................................................................
         3,638,000   5 1/2s, TBA, January 1, 2035                                                              3,692,570
.........................................................................................................................
           329,278   5s, April 1, 2019                                                                           335,117
.........................................................................................................................
        12,000,000   5s, TBA, January 1, 2035                                                                 11,908,066
.........................................................................................................................
         4,000,000   5s, TBA, January 1, 2020                                                                  4,063,125
.........................................................................................................................
         2,900,000   4 1/2s, TBA, January 1, 2020                                                              2,890,485
.........................................................................................................................
           935,884   4s, June 1, 2019                                                                            914,497
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government Agency
                     Mortgage Obligations
                     (cost $46,110,341)                                                                      $46,170,151
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (0.4%) (a)
(cost $1,714,591)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,480,000   Fannie Mae 7 1/4s, January 15, 2010                                                      $1,700,095
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (0.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
                     U.S. Treasury Notes
.........................................................................................................................
          $500,000   4 1/4s, August 15, 2014                                                                    $501,016
.........................................................................................................................
            20,000   4 1/4s, November 15, 2013                                                                    20,122
.........................................................................................................................
         1,744,000   3 1/4s, August 15, 2008                                                                   1,735,825
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Treasury Obligations
                     (cost $2,283,348)                                                                        $2,256,963
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (8.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Basic Materials (0.8%)
.........................................................................................................................
            $6,000   Abitibi-Consolidated Finance LP
                     company guaranty 7 7/8s, 2009                                                                $6,330
.........................................................................................................................
            70,000   Abitibi-Consolidated, Inc.
                     bonds 8.55s, 2010 (Canada)                                                                   75,863
.........................................................................................................................
            25,000   Acetex Corp. sr. notes 10 7/8s,
                     2009 (Canada)                                                                                27,375
.........................................................................................................................
            90,000   AK Steel Corp. company
                     guaranty 7 7/8s, 2009                                                                        91,688
.........................................................................................................................
            25,000   Avery Dennison Corp. notes
                     4 7/8s, 2013                                                                                 25,323
.........................................................................................................................
            35,000   Barrick Gold Corp. bonds 5.8s, 2034
                     (Canada)                                                                                     35,226
.........................................................................................................................
            15,000   Barrick Gold Finance, Inc.
                     notes 4 7/8s, 2014 (Canada)                                                                  14,946
.........................................................................................................................
           165,000   Chevron Phillips Chemical Co., LLC
                     notes 5 3/8s, 2007                                                                          170,643
.........................................................................................................................
            85,000   Compass Minerals Group, Inc.
                     company guaranty 10s, 2011                                                                   95,625
.........................................................................................................................
            75,000   Dow Chemical Co. (The) debs.
                     8.55s, 2009                                                                                  87,737
.........................................................................................................................
            10,000   Dow Chemical Co. (The) notes 6s, 2012                                                        10,925
.........................................................................................................................
            55,000   Dow Chemical Co. (The) Pass Through
                     Trust 144A company guaranty
                     4.027s, 2009                                                                                 52,815
.........................................................................................................................
            35,000   Eastman Chemical Co. notes 3 1/4s, 2008                                                      34,202
.........................................................................................................................
           137,000   Equistar Chemicals LP/Equistar Funding
                     Corp. company guaranty 10 1/8s, 2008                                                        157,893
.........................................................................................................................
            55,000   Falconbridge, Ltd. bonds 5 3/8s,
                     2015 (Canada)                                                                                54,471
.........................................................................................................................
           105,000   Georgia-Pacific Corp. bonds
                     7 3/4s, 2029                                                                                117,600
.........................................................................................................................
           125,000   Georgia-Pacific Corp. company
                     guaranty 8 7/8s, 2010                                                                       145,469
.........................................................................................................................
            35,000   Georgia-Pacific Corp. sr. notes 8s, 2014                                                     39,813
.........................................................................................................................
           100,000   Hercules, Inc. company
                     guaranty 11 1/8s, 2007                                                                      119,000
.........................................................................................................................
            70,000   Huntsman, LLC company
                     guaranty 11 5/8s, 2010                                                                       82,775
.........................................................................................................................
            20,000   ICI Wilmington, Inc. company
                     guaranty 5 5/8s, 2013                                                                        20,714
.........................................................................................................................
            50,000   ICI Wilmington, Inc. company
                     guaranty 4 3/8s, 2008                                                                        50,195
.........................................................................................................................
            65,000   IMC Global, Inc. company
                     guaranty Ser. B, 10 7/8s, 2008                                                               78,000
.........................................................................................................................
            30,000   Inco, Ltd. bonds 5.7s, 2015 (Canada)                                                         31,248
.........................................................................................................................
            35,000   International Paper Co. notes 5.3s, 2015                                                     35,411
.........................................................................................................................
            98,000   ISP Chemco, Inc. company
                     guaranty Ser. B, 10 1/4s, 2011                                                              110,740
.........................................................................................................................
            45,000   Lubrizol Corp. (The)
                     sr. notes 5 1/2s, 2014                                                                       45,265
.........................................................................................................................
           240,000   Lyondell Chemical Co. notes Ser. A,
                     9 5/8s, 2007                                                                                264,000
.........................................................................................................................
           115,000   MDP Acquisitions PLC
                     sr. notes 9 5/8s, 2012 (Ireland)                                                            128,225
.........................................................................................................................
           185,000   Millennium America, Inc. company
                     guaranty 7s, 2006                                                                           192,400
.........................................................................................................................
            40,000   Monsanto Co. sr. notes 7 3/8s, 2012                                                          46,771
.........................................................................................................................
            55,000   Norske Skog Canada, Ltd. company
                     guaranty Ser. D, 8 5/8s, 2011 (Canada)                                                       58,988
.........................................................................................................................
            25,000   Potash Corp. of Saskatchewan
                     notes 7 3/4s, 2011 (Canada)                                                                  29,449
.........................................................................................................................
            20,000   Praxair, Inc. notes 6 3/8s, 2012                                                             22,329
.........................................................................................................................
            45,000   Smurfit Capital Funding PLC
                     notes 6 3/4s, 2005 (Ireland)                                                                 45,900
.........................................................................................................................
            65,000   Steel Dynamics, Inc. company
                     guaranty 9 1/2s, 2009                                                                        71,663
.........................................................................................................................
           145,000   Stone Container Corp.
                     sr. notes 9 3/4s, 2011                                                                      158,775
.........................................................................................................................
            55,000   Ucar Finance, Inc. company
                     guaranty 10 1/4s, 2012                                                                       62,838
.........................................................................................................................
            25,000   United States Steel Corp.
                     sr. notes 9 3/4s, 2010                                                                       28,500
.........................................................................................................................
            50,000   Weyerhaeuser Co. debs. 7.95s, 2025                                                           61,506
.........................................................................................................................
            30,000   Weyerhaeuser Co. debs. 7 1/8s, 2023                                                          33,977
.........................................................................................................................
            50,000   Weyerhaeuser Co. notes 6 3/4s, 2012                                                          56,342
.........................................................................................................................
            15,000   WMC Finance USA company
                     guaranty 6 1/4s, 2033 (Australia)                                                            15,354
.........................................................................................................................
            25,000   WMC Finance USA company
                     guaranty 5 1/8s, 2013 (Australia)                                                            24,928
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,119,237
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.6%)
.........................................................................................................................
            45,000   AEP Industries, Inc.
                     sr. sub. notes 9 7/8s, 2007                                                                  45,675
.........................................................................................................................
            60,000   AGCO Corp. company guaranty
                     9 1/2s, 2008                                                                                 63,900
.........................................................................................................................
           115,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 8 1/2s, 2008                                                       122,188
.........................................................................................................................
           125,000   BE Aerospace, Inc.
                     sr. sub. notes Ser. B, 8s, 2008                                                             125,156
.........................................................................................................................
            35,000   Blount, Inc. sr. sub. notes 8 7/8s, 2012                                                     37,975
.........................................................................................................................
             5,000   Boeing Capital Corp.
                     sr. notes 6.1s, 2011                                                                          5,454
.........................................................................................................................
            35,000   Boeing Co. (The) debs. 6 7/8s, 2043                                                          40,309
.........................................................................................................................
           130,000   Browning-Ferris Industries, Inc.
                     debs. 7.4s, 2035                                                                            113,750
.........................................................................................................................
            10,000   Bunge Ltd. Finance Corp. company
                     guaranty 7.8s, 2012                                                                          11,874
.........................................................................................................................
            40,000   Bunge Ltd. Finance Corp. company
                     guaranty 4 3/8s, 2008                                                                        40,307
.........................................................................................................................
            20,000   Bunge Ltd. Finance Corp.
                     notes 5 7/8s, 2013                                                                           21,232
.........................................................................................................................
           140,000   Crown Euro Holdings SA sec.
                     notes 9 1/2s, 2011 (France)                                                                 159,600
.........................................................................................................................
            35,000   Earle M. Jorgensen Co. sec.
                     notes 9 3/4s, 2012                                                                           39,375
.........................................................................................................................
            80,000   FIMEP SA sr. notes 10 1/2s,
                     2013 (France)                                                                                94,800
.........................................................................................................................
            59,000   Flowserve Corp. company
                     guaranty 12 1/4s, 2010                                                                       65,490
.........................................................................................................................
           116,000   L-3 Communications Corp. company
                     guaranty 7 5/8s, 2012                                                                       127,310
.........................................................................................................................
            10,000   Legrand SA debs. 8 1/2s, 2025 (France)                                                       11,800
.........................................................................................................................
            90,000   Litton Industries, Inc.
                     sr. notes 8s, 2009                                                                          103,062
.........................................................................................................................
            60,000   Lockheed Martin Corp. bonds
                     8 1/2s, 2029                                                                                 82,097
.........................................................................................................................
            43,000   Manitowoc Co., Inc. (The) company
                     guaranty 10 1/2s, 2012                                                                       49,450
.........................................................................................................................
           256,000   Owens-Brockway Glass company
                     guaranty 8 7/8s, 2009                                                                       278,400
.........................................................................................................................
            15,000   Owens-Brockway Glass sr. sec.
                     notes 8 3/4s, 2012                                                                           16,913
.........................................................................................................................
             5,000   Owens-Illinois, Inc. debs. 7.8s, 2018                                                         5,200
.........................................................................................................................
            25,000   Raytheon Co. bonds 5 3/8s, 2013                                                              26,044
.........................................................................................................................
            30,000   Raytheon Co. debs. 7s, 2028                                                                  34,867
.........................................................................................................................
            50,000   Raytheon Co. notes 8.3s, 2010                                                                59,250
.........................................................................................................................
            61,000   Raytheon Co. notes 6 3/4s, 2007                                                              65,716
.........................................................................................................................
            40,000   Raytheon Co. notes 4.85s, 2011                                                               40,811
.........................................................................................................................
            35,000   Sealed Air Corp. 144A bonds
                     6 7/8s, 2033                                                                                 37,796
.........................................................................................................................
            45,000   Sealed Air Corp. 144A notes
                     5 5/8s, 2013                                                                                 46,553
.........................................................................................................................
           150,000   Sequa Corp. sr. notes Ser. B,
                     8 7/8s, 2008                                                                                164,250
.........................................................................................................................
            70,000   Tekni-Plex, Inc. company
                     guaranty Ser. B, 12 3/4s, 2010                                                               66,325
.........................................................................................................................
            60,000   Waste Management, Inc.
                     sr. notes 7 3/8s, 2010                                                                       68,775
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,271,704
------------------------------------------------------------------------------------------------------------------------
Communication Services (0.9%)
.........................................................................................................................
            22,000   Alamosa Delaware, Inc. company
                     guaranty 11s, 2010                                                                           26,070
.........................................................................................................................
             7,000   Alamosa Delaware, Inc. company
                     guaranty stepped-coupon zero %
                     (12s, 7/31/05), 2009 (STP)                                                                    7,595
.........................................................................................................................
             9,000   American Tower Corp.
                     sr. notes 9 3/8s, 2009                                                                        9,518
.........................................................................................................................
            95,000   Ameritech Capital Funding company
                     guaranty 6 1/4s, 2009                                                                       101,392
.........................................................................................................................
           120,000   AT&T Corp. sr. notes 9 3/4s, 2031                                                           143,250
.........................................................................................................................
            10,000   AT&T Wireless Services, Inc.
                     notes 8 1/8s, 2012                                                                           12,088
.........................................................................................................................
            80,000   AT&T Wireless Services, Inc.
                     sr. notes 8 3/4s, 2031                                                                      107,865
.........................................................................................................................
           130,000   AT&T Wireless Services, Inc.
                     sr. notes 7 7/8s, 2011                                                                      153,220
.........................................................................................................................
           140,000   Bell Atlantic Financial Services
                     notes Ser. A, 7.6s, 2007                                                                    151,565
.........................................................................................................................
            60,000   Bellsouth Capital Funding
                     notes 7 3/4s, 2010                                                                           69,508
.........................................................................................................................
            70,000   Centennial Cellular Operating Co.
                     company guaranty 10 1/8s, 2013                                                               78,575
.........................................................................................................................
            45,000   Centennial Cellular
                     Operating Co., LLC
                     sr. sub. notes 10 3/4s, 2008                                                                 46,688
.........................................................................................................................
            95,000   Cincinnati Bell, Inc. company
                     guaranty 7 1/4s, 2013                                                                        97,613
.........................................................................................................................
            70,000   Citizens Communications Co.
                     notes 9 1/4s, 2011                                                                           81,900
.........................................................................................................................
            35,000   Citizens Communications Co.
                     sr. notes 6 1/4s, 2013                                                                       35,263
.........................................................................................................................
           100,000   Crown Castle International Corp.
                     sr. notes 9 3/8s, 2011                                                                      112,000
.........................................................................................................................
            80,000   Deutsche Telekom International
                     Finance BV bonds 8 1/2s, 2010
                     (Netherlands)                                                                                95,310
.........................................................................................................................
           110,000   Deutsche Telekom International
                     Finance BV company guaranty 8 3/4s,
                     2030 (Netherlands)                                                                          144,240
.........................................................................................................................
            85,000   Dobson Communications Corp.
                     sr. notes 10 7/8s, 2010                                                                      65,875
.........................................................................................................................
            10,000   France Telecom notes 9 1/4s, 2031
                     (France)                                                                                     13,556
.........................................................................................................................
           180,000   France Telecom notes 7 3/4s, 2011
                     (France)                                                                                    214,723
.........................................................................................................................
            45,000   Koninklijke (Royal) KPN NV
                     sr. unsub. notes 8 3/8s, 2030
                     (Netherlands)                                                                                58,386
.........................................................................................................................
            85,000   New England Telephone &
                     Telegraph Co. debs. 7 7/8s, 2029                                                            102,624
.........................................................................................................................
           290,000   Nextel Communications, Inc.
                     sr. notes 5.95s, 2014                                                                       300,150
.........................................................................................................................
            96,000   Nextel Partners, Inc.
                     sr. notes 12 1/2s, 2009                                                                     109,440
.........................................................................................................................
           230,000   Qwest Corp. 144A notes 9 1/8s, 2012                                                         265,650
.........................................................................................................................
            27,000   Qwest Corp. 144A sr. notes
                     7 7/8s, 2011                                                                                 29,295
.........................................................................................................................
            85,000   Sprint Capital Corp. company
                     guaranty 7 5/8s, 2011                                                                        98,688
.........................................................................................................................
           240,000   Sprint Capital Corp. company
                     guaranty 6 7/8s, 2028                                                                       262,749
.........................................................................................................................
            10,000   Sprint Capital Corp. notes 8 3/8s, 2012                                                      12,181
.........................................................................................................................
            85,000   Telecom Italia Capital SA company
                     guaranty 6 3/8s, 2033 (Luxembourg)                                                           87,397
.........................................................................................................................
            50,000   Telecom Italia Capital SA company
                     guaranty 5 1/4s, 2013 (Luxembourg)                                                           50,537
.........................................................................................................................
            55,000   Telecom Italia Capital SA 144A
                     company guaranty 4s, 2010
                     (Luxembourg)                                                                                 53,626
.........................................................................................................................
            40,000   Telefonica Europe BV company
                     guaranty 8 1/4s, 2030 (Netherlands)                                                          53,640
.........................................................................................................................
           100,000   Triton PCS, Inc. company
                     guaranty 9 3/8s, 2011                                                                        81,000
.........................................................................................................................
            35,000   United States Cellular Corp.
                     notes 6.7s, 2033                                                                             36,261
.........................................................................................................................
            45,000   Verizon New England Inc.
                     sr. notes 6 1/2s, 2011                                                                       49,502
.........................................................................................................................
            90,000   Verizon Pennsylvania Inc.
                     debs. 8.35s, 2030                                                                           115,868
.........................................................................................................................
            70,000   Vodafone Group PLC notes 7 7/8s,
                     2030 (United Kingdom)                                                                        90,259
.........................................................................................................................
            10,000   Vodafone Group PLC notes 7 3/4s,
                     2010 (United Kingdom)                                                                        11,605
.........................................................................................................................
           115,000   Western Wireless Corp.
                     sr. notes 9 1/4s, 2013                                                                      125,063
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,761,735
------------------------------------------------------------------------------------------------------------------------
Conglomerates (--%)
.........................................................................................................................
            80,000   Tyco International Group SA company
                     guaranty 7s, 2028 (Luxembourg)                                                               93,011
.........................................................................................................................
            70,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                           78,455
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 171,466
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (1.1%)
.........................................................................................................................
            20,000   Ameristar Casinos, Inc. company
                     guaranty 10 3/4s, 2009                                                                       22,300
.........................................................................................................................
            62,000   Autonation, Inc. company
                     guaranty 9s, 2008                                                                            70,835
.........................................................................................................................
            57,000   Beazer Homes USA, Inc. company
                     guaranty 8 5/8s, 2011                                                                        61,988
.........................................................................................................................
            75,000   Boyd Gaming Corp.
                     sr. sub. notes 7 3/4s, 2012                                                                  81,844
.........................................................................................................................
            91,690   CanWest Media, Inc. 144A
                     sr. sub. notes 8s, 2012 (Canada)                                                             98,338
.........................................................................................................................
            30,000   CanWest Media, Inc.
                     sr. sub. notes 10 5/8s, 2011 (Canada)                                                        33,675
.........................................................................................................................
           110,000   Cendant Corp. notes 6 1/4s, 2010                                                            119,047
.........................................................................................................................
            35,000   Cendant Corp. sr. notes 7 3/8s,
                     2013                                                                                         40,556
.........................................................................................................................
            57,000   Coinmach Corp. sr. notes 9s, 2010                                                            59,280
.........................................................................................................................
            10,000   D.R. Horton, Inc. company
                     guaranty 8s, 2009                                                                            11,188
.........................................................................................................................
           165,000   D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                                    168,506
.........................................................................................................................
           160,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 8s, 2010                                                                   184,929
.........................................................................................................................
             5,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 6 1/2s, 2013                                                                 5,400
.........................................................................................................................
            95,000   Dana Corp. notes 9s, 2011                                                                   117,681
.........................................................................................................................
            50,000   Dana Corp. 144A notes 5.85s, 2015                                                            49,500
.........................................................................................................................
            80,000   Dayton Superior Corp. sec.
                     notes 10 3/4s, 2008                                                                          85,600
.........................................................................................................................
            95,000   Dura Operating Corp. company
                     guaranty Ser. D, 9s, 2009                                                                    94,525
.........................................................................................................................
            40,000   Federated Department Stores, Inc.
                     sr. notes 6 5/8s, 2011                                                                       44,724
.........................................................................................................................
            85,000   Ford Motor Co. debs. 9.98s, 2047                                                            105,625
.........................................................................................................................
           110,000   Ford Motor Credit Corp.
                     notes 7 7/8s, 2010                                                                          121,194
.........................................................................................................................
           105,000   Ford Motor Credit Corp.
                     notes 7 3/4s, 2007                                                                          111,540
.........................................................................................................................
            70,000   General Motors Acceptance Corp.
                     bonds 8s, 2031                                                                               71,952
.........................................................................................................................
            25,000   General Motors Acceptance Corp.
                     notes 6 1/8s, 2006                                                                           25,630
.........................................................................................................................
            30,000   General Motors Corp. debs.
                     8 3/8s, 2033                                                                                 30,989
.........................................................................................................................
            68,000   Goodyear Tire & Rubber Co. (The)
                     notes 7.857s, 2011                                                                           69,020
.........................................................................................................................
            45,000   GTECH Holdings Corp. notes
                     4 3/4s,2010                                                                                  45,172
.........................................................................................................................
            65,000   Hilton Hotels Corp. notes 8 1/4s, 2011                                                       76,700
.........................................................................................................................
            47,000   HMH Properties, Inc. company
                     guaranty Ser. B, 7 7/8s, 2008 (R)                                                            48,293
.........................................................................................................................
            95,000   Icon Health & Fitness company
                     guaranty 11 1/4s, 2012                                                                       79,800
.........................................................................................................................
           105,000   JC Penney Co., Inc. debs. 7.65s, 2016                                                       120,225
.........................................................................................................................
            75,000   JC Penney Co., Inc. notes 8s, 2010                                                           85,688
.........................................................................................................................
           130,000   John Q. Hammons Hotels LP/John Q.
                     Hammons Hotels Finance Corp. III
                     1st mtge. Ser. B, 8 7/8s, 2012                                                              147,550
.........................................................................................................................
            95,000   K. Hovnanian Enterprises, Inc.
                     sr. notes 6 1/2s, 2014                                                                       95,713
.........................................................................................................................
            55,000   KB Home sr. sub. notes 9 1/2s, 2011                                                          60,500
.........................................................................................................................
            70,000   Levi Strauss & Co.
                     sr. notes 12 1/4s, 2012                                                                      77,875
.........................................................................................................................
            85,000   Mandalay Resort Group sr. sub. notes
                     Ser. B, 10 1/4s, 2007                                                                        96,050
.........................................................................................................................
            95,000   MGM Mirage, Inc. company
                     guaranty 8 3/8s, 2011                                                                       107,113
.........................................................................................................................
            70,000   Mohegan Tribal Gaming Authority
                     sr. sub. notes 6 3/8s, 2009                                                                  71,925
.........................................................................................................................
            35,000   Nordstrom, Inc. debs. 6.95s, 2028                                                            39,273
.........................................................................................................................
            80,000   Owens Corning notes 7 1/2s,
                     2005 (In default) (NON)                                                                      64,800
.........................................................................................................................
            40,000   Park Place Entertainment Corp.
                     sr. notes 7s, 2013                                                                           44,100
.........................................................................................................................
            90,000   Park Place Entertainment Corp.
                     sr. sub. notes 9 3/8s, 2007                                                                  99,225
.........................................................................................................................
            20,000   Penn National Gaming, Inc.
                     sr. sub. notes 8 7/8s, 2010                                                                  21,825
.........................................................................................................................
           130,000   PRIMEDIA, Inc. company
                     guaranty 8 7/8s, 2011                                                                       137,475
.........................................................................................................................
            85,000   PRIMEDIA, Inc. company
                     guaranty 7 5/8s, 2008                                                                        86,063
.........................................................................................................................
            25,000   Pulte Homes, Inc. company
                     guaranty 7 7/8s, 2011                                                                        29,002
.........................................................................................................................
            60,000   RadioShack Corp. notes 7 3/8s, 2011                                                          68,194
.........................................................................................................................
           125,000   RH Donnelley Finance Corp. I 144A
                     company guaranty 8 7/8s, 2010                                                               139,375
.........................................................................................................................
            30,000   Russell Corp. company
                     guaranty 9 1/4s, 2010                                                                        32,175
.........................................................................................................................
            40,000   Ryland Group, Inc.
                     sr. notes 9 3/4s, 2010                                                                       43,550
.........................................................................................................................
            80,000   Saks, Inc. company guaranty 7 1/2s,
                     2010                                                                                         85,200
.........................................................................................................................
            90,000   Starwood Hotels & Resorts
                     Worldwide, Inc. company
                     guaranty 7 7/8s, 2012                                                                       102,825
.........................................................................................................................
            30,000   Starwood Hotels & Resorts
                     Worldwide, Inc. company
                     guaranty 7 3/8s, 2007                                                                        31,988
.........................................................................................................................
           125,000   Tenneco Automotive, Inc. sec.
                     notes Ser. B, 10 1/4s, 2013                                                                 147,500
.........................................................................................................................
           116,000   TRW Automotive Inc.
                     sr. notes 9 3/8s, 2013                                                                      134,560
.........................................................................................................................
            55,000   United Auto Group, Inc. company
                     guaranty 9 5/8s, 2012                                                                        60,775
.........................................................................................................................
            55,000   Venetian Casino Resort, LLC company
                     guaranty 11s, 2010                                                                           62,769
.........................................................................................................................
           135,000   Vertis, Inc. company
                     guaranty Ser. B, 10 7/8s, 2009                                                              146,475
.........................................................................................................................
           105,000   WCI Communities, Inc. company
                     guaranty 10 5/8s, 2011                                                                      117,075
.........................................................................................................................
            33,000   William Carter Holdings Co. (The)
                     company guaranty Ser. B, 10 7/8s, 2011                                                       36,960
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,729,654
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (1.2%)
.........................................................................................................................
           105,000   Adelphia Communications Corp.
                     sr. notes 10 7/8s, 2010 (In default) (NON)                                                  103,950
.........................................................................................................................
           185,000   AT&T Broadband Corp. company
                     guaranty 8 3/8s, 2013                                                                       228,123
.........................................................................................................................
            90,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                           101,051
.........................................................................................................................
            85,000   Charter Communications
                     Holdings, LLC/Capital Corp.
                     sr. notes 11 1/8s, 2011                                                                      76,925
.........................................................................................................................
           190,000   Charter Communications
                     Holdings, LLC/Capital Corp.
                     sr. notes 8 5/8s, 2009                                                                      164,825
.........................................................................................................................
            55,000   Clear Channel Communications, Inc.
                     sr. notes 5 3/4s, 2013                                                                       56,829
.........................................................................................................................
            85,000   ConAgra Foods, Inc. notes 7 7/8s, 2010                                                       99,853
.........................................................................................................................
            20,000   ConAgra Foods, Inc. notes 6 3/4s, 2011                                                       22,501
.........................................................................................................................
            65,000   Constellation Brands, Inc. company
                     guaranty Ser. B, 8s, 2008                                                                    71,175
.........................................................................................................................
            45,000   Cox Communications, Inc.
                     notes 7 3/4s, 2010                                                                           51,547
.........................................................................................................................
           100,000   Cox Communications, Inc. 144A
                     notes 5.45s, 2014                                                                            99,996
.........................................................................................................................
            30,000   Cox Communications, Inc. 144A
                     notes 4 5/8s, 2010                                                                           29,931
.........................................................................................................................
            35,000   Cox Enterprises, Inc. 144A
                     notes 8s, 2007                                                                               37,645
.........................................................................................................................
           255,000   CSC Holdings, Inc. debs. Ser. B,
                     8 1/8s, 2009                                                                                278,906
.........................................................................................................................
            46,360   CVS Corp. 144A pass-through
                     certificates 6.117s, 2013                                                                    49,155
.........................................................................................................................
            55,000   Dean Foods Co. sr. notes 8.15s,
                     2007                                                                                         59,950
.........................................................................................................................
            95,000   Del Monte Corp. company
                     guaranty Ser. B, 9 1/4s, 2011                                                               103,788
.........................................................................................................................
           100,000   Delhaize America, Inc. company
                     guaranty 8 1/8s, 2011                                                                       116,572
.........................................................................................................................
            40,000   Diageo PLC company guaranty 8s,
                     2022 (United Kingdom)                                                                        51,754
.........................................................................................................................
           110,000   DirecTV Holdings, LLC
                     sr. notes 8 3/8s, 2013                                                                      123,338
.........................................................................................................................
            95,000   Doane Pet Care Co.
                     sr. sub. debs. 9 3/4s, 2007                                                                  93,575
.........................................................................................................................
            55,000   Dole Food Co. sr. notes 8 5/8s, 2009                                                         59,813
.........................................................................................................................
           200,000   Echostar DBS Corp.
                     sr. notes 6 3/8s, 2011                                                                      204,500
.........................................................................................................................
            20,000   Foster's Finance Corp. 144A
                     notes 4 7/8s, 2014                                                                           19,884
.........................................................................................................................
            55,000   Fred Meyer, Inc. Holding Co.
                     company guaranty 7.45s, 2008                                                                 60,639
.........................................................................................................................
            10,000   Grand Metro Investment Corp.
                     company guaranty 9s, 2011                                                                    12,560
.........................................................................................................................
           100,000   Hormel Foods Corp. notes 6 5/8s, 2011                                                       111,832
.........................................................................................................................
            50,000   Insight Midwest LP/Insight
                     Capital, Inc. sr. notes 10 1/2s, 2010                                                        54,750
.........................................................................................................................
            75,000   Johnson (SC) & Son, Inc. 144A
                     bonds 5 3/4s, 2033                                                                           75,728
.........................................................................................................................
            25,000   Jones Intercable, Inc.
                     sr. notes 7 5/8s, 2008                                                                       27,661
.........................................................................................................................
           225,000   Kraft Foods, Inc. notes 5 5/8s, 2011                                                        238,262
.........................................................................................................................
            70,000   Liberty Media Corp. sr. notes
                     5.7s, 2013                                                                                   69,458
.........................................................................................................................
            60,000   Miller Brewing Co. 144A
                     notes 5 1/2s, 2013                                                                           62,441
.........................................................................................................................
            25,000   News America, Inc. debs. 7 1/4s, 2018                                                        28,823
.........................................................................................................................
            65,000   News America, Inc. 144A bonds
                     6.2s, 2034                                                                                   65,879
.........................................................................................................................
            65,000   News America, Inc. 144A notes
                     5.3s, 2014                                                                                   65,767
.........................................................................................................................
           105,000   Playtex Products, Inc. company
                     guaranty 9 3/8s, 2011                                                                       112,088
.........................................................................................................................
            35,000   Premium Standard Farms, Inc.
                     sr. notes 9 1/4s, 2011                                                                       37,100
.........................................................................................................................
           110,000   Quebecor Media, Inc.
                     sr. notes 11 1/8s, 2011 (Canada)                                                            125,950
.........................................................................................................................
            70,000   Remington Arms Co., Inc. company
                     guaranty 10 1/2s, 2011                                                                       67,550
.........................................................................................................................
            20,000   Rite Aid Corp. debs. 6 7/8s, 2013                                                            18,000
.........................................................................................................................
           150,000   Rite Aid Corp. sr. notes 9 1/4s, 2013                                                       151,500
.........................................................................................................................
            70,000   Royal Caribbean Cruises, Ltd.
                     sr. notes 8 3/4s, 2011 (Liberia)                                                             82,688
.........................................................................................................................
            25,000   Sbarro, Inc. company guaranty
                     11s, 2009                                                                                    25,250
.........................................................................................................................
            85,000   Sinclair Broadcast Group, Inc.
                     company guaranty 8s, 2012                                                                    90,313
.........................................................................................................................
           180,000   Six Flags, Inc. sr. notes 8 7/8s, 2010                                                      183,375
.........................................................................................................................
            75,000   TCI Communications, Inc.
                     debs. 9.8s, 2012                                                                             96,674
.........................................................................................................................
            35,000   TCI Communications, Inc.
                     debs. 8 3/4s, 2015                                                                           44,641
.........................................................................................................................
            30,000   TCI Communications, Inc.
                     debs. 7 7/8s, 2013                                                                           35,970
.........................................................................................................................
            30,000   Time Warner, Inc. debs. 9.15s, 2023                                                          40,199
.........................................................................................................................
           225,000   Time Warner, Inc. debs. 9 1/8s, 2013                                                        289,246
.........................................................................................................................
            15,000   Turner Broadcasting System, Inc.
                     sr. notes 8 3/8s, 2013                                                                       18,482
.........................................................................................................................
            35,000   Tyson Foods, Inc. notes 7 1/4s, 2006                                                         37,107
.........................................................................................................................
            30,000   USA Interactive Corp. notes 7s, 2013                                                         33,092
.........................................................................................................................
            75,000   Vivendi Universal SA
                     sr. notes 9 1/4s, 2010 (France)                                                              85,313
.........................................................................................................................
            95,000   Vivendi Universal SA
                     sr. notes 6 1/4s, 2008 (France)                                                             103,075
.........................................................................................................................
            70,000   Williams Scotsman, Inc. company
                     guaranty 9 7/8s, 2007                                                                        70,000
.........................................................................................................................
            55,000   Young Broadcasting, Inc. company
                     guaranty 10s, 2011                                                                           58,713
.........................................................................................................................
            30,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                     37,066
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,022,778
------------------------------------------------------------------------------------------------------------------------
Energy (0.4%)
.........................................................................................................................
            45,000   AmeriGas Partners LP/AmeriGas Eagle
                     Finance Corp. sr. notes 8 7/8s, 2011                                                         49,050
.........................................................................................................................
            45,000   Anadarko Finance Co. company
                     guaranty Ser. B, 6 3/4s, 2011                                                                50,680
.........................................................................................................................
            50,000   Arch Western Finance, LLC
                     sr. notes 6 3/4s, 2013                                                                       51,625
.........................................................................................................................
            40,000   Bluewater Finance, Ltd. company
                     guaranty 10 1/4s, 2012
                     (Cayman Islands)                                                                             43,700
.........................................................................................................................
           110,000   BRL Universal Equipment sec.
                     notes 8 7/8s, 2008                                                                          115,500
.........................................................................................................................
            30,000   Buckeye Partners LP notes 5.3s,
                     2014                                                                                         30,386
.........................................................................................................................
           115,000   Chesapeake Energy Corp. company
                     guaranty 9s, 2012                                                                           131,388
.........................................................................................................................
            30,000   Chesapeake Energy Corp. 144A
                     sr. notes 6 3/8s, 2015                                                                       30,825
.........................................................................................................................
            55,000   Dresser, Inc. company
                     guaranty 9 3/8s, 2011                                                                        60,225
.........................................................................................................................
            25,000   Enbridge Energy Partners LP
                     sr. notes 5.35s, 2014                                                                        25,351
.........................................................................................................................
            15,000   Encore Acquisition Co. company
                     guaranty 8 3/8s, 2012                                                                        16,688
.........................................................................................................................
            35,000   Forest Oil Corp. company
                     guaranty 7 3/4s, 2014                                                                        38,063
.........................................................................................................................
            60,000   Kerr-McGee Corp. company
                     guaranty 6 7/8s, 2011                                                                        67,565
.........................................................................................................................
           200,000   MidAmerican Energy Holdings Co.
                     sr. notes 4 5/8s, 2007                                                                      203,071
.........................................................................................................................
            70,000   Motiva Enterprises, LLC 144A
                     sr. notes 5.2s, 2012                                                                         71,489
.........................................................................................................................
            73,000   Newfield Exploration Co.
                     sr. notes 7 5/8s, 2011                                                                       82,125
.........................................................................................................................
            85,000   Occidental Petroleum Corp.
                     debs. 10 1/8s, 2009                                                                         104,921
.........................................................................................................................
            35,000   Ocean Energy, Inc. company
                     guaranty 7 1/4s, 2011                                                                        39,890
.........................................................................................................................
            25,000   Parker Drilling Co. company
                     guaranty Ser. B, 10 1/8s, 2009                                                               26,313
.........................................................................................................................
            30,000   Petro-Canada, Ltd. bonds 5.35s,
                     2033 (Canada)                                                                                27,824
.........................................................................................................................
            55,000   Phillips Petroleum Co.
                     notes 8 3/4s, 2010                                                                           67,121
.........................................................................................................................
            20,000   Plains Exploration & Production Co.
                     sr. sub. notes 8 3/4s, 2012                                                                  22,350
.........................................................................................................................
            95,000   Pogo Producing Co.
                     sr. sub. notes Ser. B, 8 1/4s, 2011                                                         103,075
.........................................................................................................................
            85,000   Schlumberger Technology Corp. 144A
                     notes 6 1/2s, 2012                                                                           94,727
.........................................................................................................................
            55,000   Star Gas Partners LP/Star Gas
                     Finance Co. sr. notes 10 1/4s, 2013                                                          60,225
.........................................................................................................................
            30,000   Sunoco, Inc. notes 4 7/8s, 2014                                                              29,664
.........................................................................................................................
            50,000   Vintage Petroleum, Inc.
                     sr. notes 8 1/4s, 2012                                                                       55,250
.........................................................................................................................
            15,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                      17,553
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,716,644
------------------------------------------------------------------------------------------------------------------------
Financial (1.5%)
.........................................................................................................................
            45,000   Allfirst Financial Inc.
                     sub. notes 7.2s, 2007                                                                        48,806
.........................................................................................................................
            80,000   American General Corp.
                     notes 7 1/2s, 2010                                                                           92,014
.........................................................................................................................
            60,000   AXA Financial, Inc.
                     sr. notes 7 3/4s, 2010                                                                       69,950
.........................................................................................................................
           330,000   Bank of America Corp.
                     sub. notes 7.4s, 2011                                                                       382,265
.........................................................................................................................
            25,000   Bank of New York Co., Inc. (The)
                     sr. sub. notes FRN 3.4s, 2013                                                                24,343
.........................................................................................................................
            10,000   Bank One Corp. sub. notes 5 1/4s, 2013                                                       10,270
.........................................................................................................................
           245,000   Bank United Corp.
                     sub. notes 8 7/8s, 2007                                                                     271,138
.........................................................................................................................
            40,000   Barclays Bank PLC 144A jr.
                     sub. bonds FRN 6.86s, 2049
                     (United Kingdom)                                                                             44,984
.........................................................................................................................
            35,000   Block Financial Corp. notes 5 1/8s, 2014                                                     34,215
.........................................................................................................................
            10,000   Capital One Bank notes 6 1/2s, 2013                                                          10,927
.........................................................................................................................
            20,000   Capital One Bank notes Ser. BKNT,
                     4 7/8s, 2008                                                                                 20,540
.........................................................................................................................
            55,000   Capital One Bank
                     sr. notes Ser. BKNT, 6.7s, 2008                                                              59,430
.........................................................................................................................
            30,000   Capital One Financial Corp.
                     notes 7 1/4s, 2006                                                                           31,417
.........................................................................................................................
            30,000   CenterPoint Properties Trust
                     notes Ser. MTN, 4 3/4s, 2010                                                                 29,960
.........................................................................................................................
           185,000   CIT Group, Inc. sr. notes 5s, 2014                                                          184,696
.........................................................................................................................
           155,000   Citigroup, Inc. debs. 6 5/8s, 2028                                                          174,270
.........................................................................................................................
            60,000   Citigroup, Inc. notes 5.85s, 2034                                                            61,720
.........................................................................................................................
            30,000   Citigroup, Inc. sub. notes 4.825s, 2015                                                      29,649
.........................................................................................................................
            30,000   Colonial Properties Trust
                     notes 6 1/4s, 2014 (R)                                                                       31,536
.........................................................................................................................
            45,000   Countrywide Capital III company
                     guaranty Ser. B, 8.05s, 2027                                                                 52,953
.........................................................................................................................
            40,000   Credit Suisse First Boston
                     USA, Inc. notes 4 7/8s, 2015                                                                 39,504
.........................................................................................................................
            45,000   Crescent Real Estate Equities LP
                     sr. notes 9 1/4s, 2009 (R)                                                                   49,388
.........................................................................................................................
            25,000   Developers Diversified Realty Corp.
                     notes 4 5/8s, 2010 (R)                                                                       24,707
.........................................................................................................................
            90,000   Equity One, Inc. company
                     guaranty 3 7/8s, 2009                                                                        86,896
.........................................................................................................................
            90,000   Executive Risk Capital Trust
                     company guaranty Class B, 8.675s, 2027                                                      101,875
.........................................................................................................................
           182,500   Finova Group, Inc. notes 7 1/2s, 2009                                                        89,425
.........................................................................................................................
           115,000   First Chicago NBD Corp.
                     sub. notes 6 3/8s, 2009                                                                     124,825
.........................................................................................................................
           185,000   First Union National Bank
                     sub. notes 7.8s, 2010                                                                       217,275
.........................................................................................................................
            50,000   Fleet Capital Trust V bank
                     guaranty FRN 3.51s, 2028                                                                     50,131
.........................................................................................................................
           150,000   Franchise Finance Corp. of America
                     sr. notes 8 3/4s, 2010 (R)                                                                  185,405
.........................................................................................................................
            60,000   Fund American Cos. Inc.
                     notes 5 7/8s, 2013                                                                           61,029
.........................................................................................................................
            30,000   General Electric Capital Corp.
                     notes Ser. A, 6 3/4s, 2032                                                                   35,114
.........................................................................................................................
           225,000   General Electric Capital Corp.
                     notes Ser. A, 6s, 2012                                                                      245,258
.........................................................................................................................
            75,000   Goldman Sachs Group, Inc. (The)
                     notes 4 3/4s, 2013                                                                           74,201
.........................................................................................................................
            30,000   Greenpoint Capital Trust I company
                     guaranty 9.1s, 2027                                                                          34,362
.........................................................................................................................
            65,000   Hartford Financial Services
                     Group, Inc. (The) sr. notes 7.9s, 2010                                                       75,160
.........................................................................................................................
            10,000   Heller Financial, Inc.
                     notes 7 3/8s, 2009                                                                           11,385
.........................................................................................................................
            35,000   Heritage Property Investment Trust
                     company guaranty 5 1/8s, 2014 (R)                                                            33,684
.........................................................................................................................
            85,000   Hospitality Properties Trust
                     notes 6 3/4s, 2013 (R)                                                                       93,856
.........................................................................................................................
            70,000   Household Finance Corp. notes 8s, 2010                                                       82,386
.........................................................................................................................
           320,000   Household Finance Corp. notes 7s, 2012                                                      365,433
.........................................................................................................................
            25,000   HRPT Properties Trust bonds
                     5 3/4s, 2014 (R)                                                                             25,596
.........................................................................................................................
            25,000   HRPT Properties Trust notes 6 1/4s,
                     2016 (R)                                                                                     26,370
.........................................................................................................................
           105,000   HSBC Capital Funding LP 144A bank
                     guaranty FRB 9.547s, 2049 (Jersey)                                                          130,815
.........................................................................................................................
            70,000   International Lease Finance Corp.
                     notes 4.35s, 2008                                                                            70,628
.........................................................................................................................
            60,000   iStar Financial, Inc. sr. notes 7s,
                     2008 (R)                                                                                     64,831
.........................................................................................................................
            30,000   iStar Financial, Inc. sr. notes 6s,
                     2010 (R)                                                                                     31,625
.........................................................................................................................
            25,000   John Hancock Global Funding II 144A
                     notes 7.9s, 2010                                                                             29,272
.........................................................................................................................
            90,000   JPMorgan Chase & Co.
                     sub. notes 6 5/8s, 2012                                                                     100,739
.........................................................................................................................
            25,000   JPMorgan Chase & Co.
                     sub. notes 5 1/8s, 2014                                                                      25,164
.........................................................................................................................
            25,000   Kimco Realty Corp. notes Ser. MTNC,
                     5.19s, 2013 (R)                                                                              25,103
.........................................................................................................................
            40,000   Lehman Brothers Holdings, Inc.
                     notes 6 5/8s, 2012                                                                           44,728
.........................................................................................................................
            70,000   Liberty Mutual Insurance 144A
                     notes 7.697s, 2097                                                                           73,289
.........................................................................................................................
            10,000   Merrill Lynch & Co., Inc.
                     notes Ser. B, 4 3/4s, 2009                                                                   10,216
.........................................................................................................................
            30,000   MetLife, Inc. sr. notes 6 1/8s, 2011                                                         32,603
.........................................................................................................................
            40,000   Morgan Stanley Dean Witter & Co.
                     sr. notes 6 3/4s, 2011                                                                       44,866
.........................................................................................................................
           140,000   National City Bank
                     sub. notes Ser. BKNT, 6 1/4s, 2011                                                          153,460
.........................................................................................................................
           110,000   National Westminster Bank
                     sub. notes 7 3/8s, 2009
                     (United Kingdom)                                                                            125,228
.........................................................................................................................
            25,000   Nationwide Financial Services, Inc.
                     notes 5 5/8s, 2015                                                                           25,457
.........................................................................................................................
            45,000   Nationwide Mutual Insurance Co.
                     144A notes 8 1/4s, 2031                                                                      55,615
.........................................................................................................................
           105,000   Nordea Bank Finland PLC
                     sub. notes 6 1/2s, 2009 (Finland)                                                           114,668
.........................................................................................................................
            30,000   OneAmerica Financial Partners, Inc.
                     144A bonds 7s, 2033                                                                          32,391
.........................................................................................................................
           100,000   PNC Funding Corp. bonds 5 1/4s, 2015                                                        101,316
.........................................................................................................................
            55,000   Popular North America, Inc.
                     sub. notes 3 7/8s, 2008                                                                      54,930
.........................................................................................................................
            85,000   Principal Life Global Funding I
                     144A sec. notes 5 1/4s, 2013                                                                 86,873
.........................................................................................................................
            40,000   Protective Life Corp. notes 4.3s, 2013                                                       38,315
.........................................................................................................................
           110,000   Prudential Insurance Co. 144A
                     notes 8.3s, 2025                                                                            140,468
.........................................................................................................................
           100,000   Rabobank Capital Funding Trust 144A
                     sub. notes FRN 5.254s, 2049                                                                  99,457
.........................................................................................................................
            35,000   Simon Property Group LP 144A
                     notes 5 5/8s, 2014 (R)                                                                       36,246
.........................................................................................................................
           100,000   St. Paul Co., Inc. (The)
                     sr. notes 5 3/4s, 2007                                                                      104,333
.........................................................................................................................
            85,000   State Street Capital Trust II
                     notes FRN 2.79s, 2008                                                                        85,381
.........................................................................................................................
            60,000   Suncorp-Metway, Ltd. 144A notes FRB
                     3 1/2s, 2013 (Australia)                                                                     58,930
.........................................................................................................................
            30,000   Travelers Property Casualty Corp.
                     sr. notes 3 3/4s, 2008                                                                       29,707
.........................................................................................................................
           135,000   UBS AG/Jersey Branch FRN 5.510s,
                     2008 (United Kingdom)                                                                       141,750
.........................................................................................................................
            60,000   UBS Preferred Funding Trust I
                     company guaranty FRB 8.622s, 2049                                                            72,121
.........................................................................................................................
            45,000   Vornado Realty Trust notes 4 3/4s, 2010                                                      45,097
.........................................................................................................................
            90,000   Wachovia Corp. sub. notes 5 1/4s, 2014                                                       92,241
.........................................................................................................................
           115,000   Western Financial Bank
                     sub. debs. 9 5/8s, 2012                                                                     131,100
.........................................................................................................................
            60,000   Westpac Capital Trust III 144A
                     sub. notes FRN 5.819s, 2049                                                                  62,919
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,370,230
------------------------------------------------------------------------------------------------------------------------
Health Care (0.3%)
.........................................................................................................................
           150,000   American Home Products Corp.
                     notes 6.95s, 2011                                                                           168,894
.........................................................................................................................
           100,000   AmerisourceBergen Corp.
                     sr. notes 8 1/8s, 2008                                                                      111,250
.........................................................................................................................
            45,000   Bayer Corp. 144A FRB bonds 6.2s, 2008                                                        47,989
.........................................................................................................................
           137,000   HCA, Inc. sr. notes 7 7/8s, 2011                                                            150,906
.........................................................................................................................
            45,000   HCA, Inc. sr. notes 6.95s, 2012                                                              47,381
.........................................................................................................................
            49,000   Healthsouth Corp. sr. notes 8 1/2s, 2008                                                     50,838
.........................................................................................................................
           128,000   Healthsouth Corp. sr. notes 7s, 2008                                                        129,920
.........................................................................................................................
            40,000   Hospira, Inc. notes 4.95s, 2009                                                              40,862
.........................................................................................................................
            75,000   MQ Associates, Inc. sr. disc.
                     notes stepped-coupon zero %
                     (12 1/4s, 8/15/08), 2012 (STP)                                                               56,625
.........................................................................................................................
           130,000   Omnicare, Inc.
                     sr. sub. notes 6 1/8s, 2013                                                                 130,650
.........................................................................................................................
            78,000   PacifiCare Health Systems, Inc.
                     company guaranty 10 3/4s, 2009                                                               90,188
.........................................................................................................................
             7,000   Service Corp. International
                     notes 6s, 2005                                                                                7,123
.........................................................................................................................
            45,000   Stewart Enterprises, Inc.
                     notes 10 3/4s, 2008                                                                          48,713
.........................................................................................................................
            95,000   Ventas Realty LP/Capital Corp.
                     company guaranty 9s, 2012 (R)                                                               110,794
.........................................................................................................................
            10,000   Ventas Realty LP/Capital Corp.
                     company guaranty 8 3/4s, 2009 (R)                                                            11,213
.........................................................................................................................
            25,000   WellPoint, Inc. 144A notes 5s, 2014                                                          24,921
.........................................................................................................................
            25,000   WellPoint, Inc. 144A notes 4 1/4s, 2009                                                      24,988
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,253,255
------------------------------------------------------------------------------------------------------------------------
Other (0.9%)
.........................................................................................................................
         3,725,000   Dow Jones CDX HY 144A pass-through
                     certificates 7 3/4s, 2009                                                                 3,829,766
------------------------------------------------------------------------------------------------------------------------
Technology (0.2%)
.........................................................................................................................
            25,000   Computer Associates
                     International, Inc. 144A
                     sr. notes 5 5/8s, 2014                                                                       25,272
.........................................................................................................................
            35,000   Fiserv, Inc. notes 4s, 2008                                                                  35,118
.........................................................................................................................
           100,000   Iron Mountain, Inc.
                     sr. sub. notes 8 1/4s, 2011                                                                 103,000
.........................................................................................................................
           210,000   Lucent Technologies, Inc.
                     debs. 6.45s, 2029                                                                           190,050
.........................................................................................................................
            20,000   Motorola, Inc. notes 7 5/8s, 2010                                                            23,199
.........................................................................................................................
            50,000   Motorola, Inc. notes 4.608s, 2007                                                            50,987
.........................................................................................................................
           130,000   Nortel Networks Corp. notes 6 1/8s,
                     2006 (Canada)                                                                               132,275
.........................................................................................................................
            65,000   Seagate Technology Hdd Holdings
                     company guaranty 8s, 2009
                     (Cayman Islands)                                                                             70,038
.........................................................................................................................
            35,000   SunGard Data Systems, Inc.
                     bonds 4 7/8s, 2014                                                                           34,017
.........................................................................................................................
            50,000   UGS Corp. 144A sr. sub. notes
                     10s, 2012                                                                                    56,875
.........................................................................................................................
            48,000   Unisys Corp. sr. notes 8 1/8s, 2006                                                          50,520
.........................................................................................................................
             5,000   Xerox Corp. sr. notes 7 5/8s, 2013                                                            5,488
.........................................................................................................................
           160,000   Xerox Corp. sr. notes 6 7/8s, 2011                                                          170,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 947,239
------------------------------------------------------------------------------------------------------------------------
Transportation (0.1%)
.........................................................................................................................
            16,522   Continental Airlines, Inc.
                     pass-through certificates
                     Ser. 97-4A, 6.9s, 2018                                                                       16,584
.........................................................................................................................
            88,811   Continental Airlines, Inc.
                     pass-through certificates
                     Ser. 98-1A, 6.648s, 2017                                                                     86,369
.........................................................................................................................
            45,000   CSX Corp. notes 6 3/4s, 2011                                                                 50,368
.........................................................................................................................
            20,000   CSX Corp. notes 6 1/4s, 2008                                                                 21,564
.........................................................................................................................
           100,000   Kansas City Southern Railway Co.
                     company guaranty 9 1/2s, 2008                                                               113,500
.........................................................................................................................
            85,000   Norfolk Southern Corp. notes 7.05s,
                     2037                                                                                         99,388
.........................................................................................................................
            30,000   Norfolk Southern Corp.
                     sr. notes 6 3/4s, 2011                                                                       33,809
.........................................................................................................................
            25,618   Northwest Airlines Corp.
                     pass-through certificates
                     Ser. 99-2A, 7.575s, 2019                                                                     26,465
.........................................................................................................................
            80,000   Union Pacific Corp. notes 7 3/8s,
                     2009                                                                                         90,349
.........................................................................................................................
           190,000   United AirLines, Inc. debs. 9 1/8s,
                     2012 (In default) (NON)                                                                      16,625
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 555,021
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (0.9%)
.........................................................................................................................
            25,000   AEP Texas Central Co.
                     sr. notes Ser. D, 5 1/2s, 2013                                                               25,964
.........................................................................................................................
            35,000   AEP Texas North Co.
                     sr. notes Ser. B, 5 1/2s, 2013                                                               36,355
.........................................................................................................................
           155,000   AES Corp. (The) 144A sec.
                     notes 8 3/4s, 2013                                                                          176,313
.........................................................................................................................
            70,000   Allegheny Energy Supply 144A
                     bonds 8 1/4s, 2012                                                                           78,225
.........................................................................................................................
            30,000   Allegheny Energy Supply 144A sec.
                     notes 10 1/4s, 2007                                                                          34,050
.........................................................................................................................
            75,000   Arizona Public Services Co.
                     notes 6 1/2s, 2012                                                                           83,372
.........................................................................................................................
            40,000   Atmos Energy Corp. notes 4.95s, 2014                                                         39,640
.........................................................................................................................
           150,000   Calpine Corp. 144A sec.
                     notes 8 1/2s, 2010                                                                          128,625
.........................................................................................................................
            50,000   CenterPoint Energy Resources Corp.
                     notes 7 3/4s, 2011                                                                           58,284
.........................................................................................................................
            80,000   CenterPoint Energy Resources Corp.
                     sr. notes Ser. B, 7 7/8s, 2013                                                               95,087
.........................................................................................................................
            60,000   Cleveland Electric Illuminating Co.
                     (The) sr. notes 5.65s, 2013                                                                  62,227
.........................................................................................................................
            65,000   CMS Energy Corp. sr. notes 9 7/8s, 2007                                                      72,638
.........................................................................................................................
            45,000   Consolidated Natural Gas Co.
                     sr. notes 5s, 2014                                                                           45,043
.........................................................................................................................
            95,000   Consumers Energy Co. 1st mtge.
                     Ser. B, 5 3/8s, 2013                                                                         98,249
.........................................................................................................................
            35,000   Consumers Energy Co. 1st. mtge.
                     5s, 2015                                                                                     34,812
.........................................................................................................................
            40,000   Dayton Power & Light Co. (The) 144A
                     1st mtge. 5 1/8s, 2013                                                                       40,733
.........................................................................................................................
            50,000   Dominion Resources, Inc.
                     notes 5 1/8s, 2009                                                                           51,584
.........................................................................................................................
            60,000   DPL, Inc. sr. notes 6 7/8s, 2011                                                             65,528
.........................................................................................................................
            65,000   Duke Capital Corp.
                     sr. notes Ser. A, 6 1/4s, 2005                                                               66,077
.........................................................................................................................
           110,000   Duke Energy Field Services, LLC
                     notes 7 7/8s, 2010                                                                          128,294
.........................................................................................................................
           100,000   Dynegy Holdings, Inc.
                     sr. notes 6 7/8s, 2011                                                                       96,250
.........................................................................................................................
           100,000   Edison Mission Energy
                     sr. notes 9 7/8s, 2011                                                                      118,500
.........................................................................................................................
           185,000   El Paso Corp. sr. notes Ser. MTN,
                     7 3/4s, 2032                                                                                177,138
.........................................................................................................................
            95,000   Exelon Generation Co., LLC
                     sr. notes 6.95s, 2011                                                                       107,230
.........................................................................................................................
             5,000   FirstEnergy Corp. notes Ser. B,
                     6.45s, 2011                                                                                   5,432
.........................................................................................................................
            35,000   Florida Power & Light Co. 1st mtge.
                     5.95s, 2033                                                                                  37,501
.........................................................................................................................
            25,000   Florida Power & Light Co. 1st mtge.
                     5 5/8s, 2034                                                                                 25,619
.........................................................................................................................
            25,000   Indianapolis Power & Light 144A
                     1st mtge. 6.3s, 2013                                                                         26,838
.........................................................................................................................
            80,000   Kinder Morgan, Inc.
                     sr. notes 6 1/2s, 2012                                                                       87,847
.........................................................................................................................
           100,000   Midwest Generation, LLC sec.
                     sr. notes 8 3/4s, 2034                                                                      113,500
.........................................................................................................................
            80,000   Monongahela Power Co. 1st mtge.
                     5s, 2006                                                                                     81,445
.........................................................................................................................
            30,000   National Fuel Gas Co. notes
                     5 1/4s, 2013                                                                                 30,498
.........................................................................................................................
            66,000   Nevada Power Co. 2nd mtge. 9s, 2013                                                          77,220
.........................................................................................................................
            25,000   Nevada Power Co. 144A general ref.
                     mtge. 5 7/8s, 2015                                                                           25,188
.........................................................................................................................
            65,000   NiSource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                        76,413
.........................................................................................................................
           120,000   Northern States Power Co. mtge.
                     Ser. B, 8s, 2012                                                                            146,247
.........................................................................................................................
            45,000   Oncor Electric Delivery Co. sec.
                     notes 7 1/4s, 2033                                                                           53,460
.........................................................................................................................
            60,000   Oncor Electric Delivery Co. sec.
                     notes 6 3/8s, 2012                                                                           66,172
.........................................................................................................................
            55,000   Pacific Gas & Electric Co.
                     1st mtge. 6.05s, 2034                                                                        57,099
.........................................................................................................................
            30,000   Pacific Gas & Electric Co.
                     1st mtge. 4.8s, 2014                                                                         29,792
.........................................................................................................................
            15,000   Pacific Gas & Electric Co.
                     1st mtge. 4.2s, 2011                                                                         14,766
.........................................................................................................................
            45,000   PacifiCorp Sinking Fund 1st mtge.
                     5.45s, 2013                                                                                  47,098
.........................................................................................................................
            40,000   Pepco Holdings, Inc. notes 5 1/2s, 2007                                                      41,597
.........................................................................................................................
            95,656   Power Receivable Finance, LLC 144A
                     sr. notes 6.29s, 2012                                                                       100,674
.........................................................................................................................
            30,000   PP&L Capital Funding, Inc. company
                     guaranty Ser. D, 8 3/8s, 2007                                                                33,031
.........................................................................................................................
            25,000   Public Service Company of New
                     Mexico sr. notes 4.4s, 2008                                                                  25,207
.........................................................................................................................
            60,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                   64,374
.........................................................................................................................
            45,000   Public Services Co. of Colorado
                     sr. notes Ser. A, 6 7/8s, 2009                                                               49,888
.........................................................................................................................
            35,000   Rochester Gas & Electric
                     notes 6 3/8s, 2033                                                                           37,755
.........................................................................................................................
            40,000   Southern California Edison Co.
                     1st mtge. 6s, 2034                                                                           42,496
.........................................................................................................................
            25,000   Southern California Edison Co.
                     1st mtge. 5s, 2014                                                                           25,405
.........................................................................................................................
            30,000   Tampa Electric Co. notes 6 7/8s, 2012                                                        33,823
.........................................................................................................................
           145,000   Teco Energy, Inc. notes 7.2s, 2011                                                          158,775
.........................................................................................................................
            20,000   Tennessee Gas Pipeline Co. unsecd.
                     notes 7 1/2s, 2017                                                                           22,050
.........................................................................................................................
            40,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                 43,498
.........................................................................................................................
            94,000   Western Resources, Inc.
                     sr. notes 9 3/4s, 2007                                                                      105,366
.........................................................................................................................
           100,000   Williams Cos., Inc. (The)
                     notes 7 5/8s, 2019                                                                          110,000
.........................................................................................................................
            33,477   York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON) (F)                                                      3
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,816,295
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $35,368,589)                                                                      $37,565,024
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $174,084   Aames Mortgage Investment Trust FRN
                     Ser. 04-1, Class 2A1, 2.758s, 2034                                                         $174,084
.........................................................................................................................
           369,000   Aames Mortgage Trust Ser. 03-1,
                     Class A, Interest Only (IO), 6s, 2005                                                        12,404
.........................................................................................................................
            17,586   Aames Mortgage Trust 144A
                     Ser. 03-1N, Class A, 7 1/2s, 2033                                                            17,568
.........................................................................................................................
           177,093   ABFS Mortgage Loan Trust Ser. 03-1,
                     Class A, IO, 4s, 2005                                                                         3,415
.........................................................................................................................
           285,000   Ace Securities Corp. Ser. 03-FM1,
                     Class A, IO, 3 1/2s, 2005                                                                     8,037
.........................................................................................................................
                     Aegis Asset Backed Securities Trust 144A
.........................................................................................................................
            36,511   Ser. 04-5N, Class Note, 5s, 2034                                                             36,511
.........................................................................................................................
            30,026   Ser. 04-2N, Class N1, 4 1/2s, 2034                                                           29,956
.........................................................................................................................
            47,211   Ser. 04-4N, Class Note, 5s, 2034                                                             47,211
.........................................................................................................................
            50,000   Ser. 04-6N, Class Note, 4 3/4s, 2034                                                         50,000
.........................................................................................................................
           279,805   AFC Home Equity Loan Trust
                     Ser. 99-2, Class 1A, 2.591s, 2029                                                           279,805
.........................................................................................................................
           340,000   American Express Credit Account
                     Master Trust 144A Ser. 04-C,
                     Class C, 2.6s, 2012                                                                         340,053
.........................................................................................................................
                     American Home Mortgage
                     Investment Trust
.........................................................................................................................
           484,671   FRB Ser. 04-3, Class 3A, 3.71s, 2034                                                        482,290
.........................................................................................................................
           609,736   FRN Ser. 04-3, Class 2A, 3.59s, 2034                                                        605,944
.........................................................................................................................
            45,370   Ameriquest Finance NIM Trust 144A
                     Ser. 04-IAN, Class 1A, 5.437s, 2034                                                          45,256
.........................................................................................................................
                     Ameriquest Mortgage
                     Securities, Inc.
.........................................................................................................................
           289,680   Ser. 03-12, Class S, IO, 5s, 2006                                                            12,674
.........................................................................................................................
         1,425,106   Ser. 03-3, Class S, IO, 5s, 2005                                                             29,337
.........................................................................................................................
           432,539   Ser. 03-8, Class S, IO, 5s, 2006                                                             13,668
.........................................................................................................................
            69,271   Ameriquest Mortgage
                     Securities, Inc. 144A Ser. 04-RN9,
                     4.8s, 2034                                                                                   69,271
.........................................................................................................................
                     Amortizing Residential Collateral Trust
.........................................................................................................................
           119,909   Ser. 02-BC1, Class A, IO, 6s, 2005                                                            1,075
.........................................................................................................................
            83,182   Ser. 02-BC3, Class A, IO, 6s, 2005                                                            1,982
.........................................................................................................................
                     Argent NIM Trust 144A
.........................................................................................................................
            28,497   Ser. 03-N8, Class A, 5.56s, 2034
                     (Cayman Islands)                                                                             28,497
.........................................................................................................................
            46,380   Ser. 04-WN4, Class A, 4.459s, 2034
                     (Cayman Islands)                                                                             46,235
.........................................................................................................................
            27,256   Ser. 04-WN9, Class A, 5 3/4s, 2034
                     (Cayman Islands)                                                                             27,256
.........................................................................................................................
                     Asset Backed Funding Corp. NIM
                     Trust 144A
.........................................................................................................................
             9,412   Ser. 03-OPT1, Class Note, 6.9s, 2033                                                          9,412
.........................................................................................................................
             2,058   Ser. 03-WF1, Class N1, 8.35s, 2032                                                            2,058
.........................................................................................................................
            49,684   Ser. 03-WMC1, Class Note, 6.9s, 2033                                                         50,197
.........................................................................................................................
            37,669   Ser. 04-0PT1, Class N1, 4.55s, 2033
                     (Cayman Islands)                                                                             37,399
.........................................................................................................................
            54,188   Ser. 04-0PT5, Class N1, 4 1/2s,
                     2034 (Cayman Islands)                                                                        54,188
.........................................................................................................................
            63,606   Ser. 04-AHL1, Class Note, 5.6s, 2033                                                         63,604
.........................................................................................................................
            47,516   Ser. 04-FF1, Class N1, 5s, 2034
                     (Cayman Islands)                                                                             47,360
.........................................................................................................................
                     Asset Backed Securities Corp. Home
                     Equity Loan Trust FRB
.........................................................................................................................
            71,000   Ser. 04-HE9, Class A2, 2.701s, 2034                                                          71,093
.........................................................................................................................
            68,000   Ser. 05-HE1, Class A3, 2.83s, 2035                                                           67,981
.........................................................................................................................
            22,379   Ser. 04-HE1, Class A3, 2.803s, 2034                                                          22,401
.........................................................................................................................
            60,000   Bank One Issuance Trust FRB
                     Ser. 03-C4, Class C4, 3.433s, 2011                                                           60,016
.........................................................................................................................
                     Bayview Financial Acquisition Trust
.........................................................................................................................
         1,419,825   Ser. 03-X, Class A, IO, 0.9s, 2006                                                           25,258
.........................................................................................................................
           268,751   Ser. 04-B, Class A1, 2.918s, 2039                                                           268,751
.........................................................................................................................
         1,491,000   Ser. 04-D, Class A, IO, 3 1/2s, 2007                                                         65,902
.........................................................................................................................
           250,000   FRB Ser. 03-G, Class A1, 3.018s, 2039                                                       250,000
.........................................................................................................................
           165,456   FRN Ser. 03-F, Class A, 2.918s, 2043                                                        165,740
.........................................................................................................................
           243,001   FRN Ser. 04-D, Class A, 2.808s, 2044                                                        243,001
.........................................................................................................................
                     Bayview Financial Asset Trust 144A
.........................................................................................................................
         3,677,095   Ser. 03-Z, Class AIO1, IO, 0.521s, 2005                                                      10,964
.........................................................................................................................
            70,970   FRB Ser. 03-SSRA, Class A, 3.118s, 2038                                                      71,148
.........................................................................................................................
            70,970   FRB Ser. 03-SSRA, Class M, 3.768s, 2038                                                      71,148
.........................................................................................................................
           104,988   FRN Ser. 04-SSR1, Class A, 3.018s, 2039                                                     104,988
.........................................................................................................................
                     Bear Stearns Alternate Trust
.........................................................................................................................
           505,834   Ser. 04-12, Class 2A2, 5.136s, 2034                                                         514,356
.........................................................................................................................
            57,698   Ser. 04-11, Class 2A1, 4.906s, 2034                                                          58,431
.........................................................................................................................
           257,806   Ser. 04-11, Class 2A2, 4.974s, 2034                                                         261,343
.........................................................................................................................
            86,019   Ser. 04-9, Class 1A1, 5.134s, 2007                                                           87,410
.........................................................................................................................
                     Bear Stearns Asset Backed
                     Securities NIM Trust 144A
.........................................................................................................................
            56,165   Ser. 04-FR1, Class A1, 5s, 2034
                     (Cayman Islands)                                                                             56,165
.........................................................................................................................
            54,897   Ser. 04-HE10, Class A1, 4 1/4s,
                     2034 (Cayman Islands)                                                                        54,897
.........................................................................................................................
            43,928   Ser. 04-HE6, Class A1, 5 1/4s, 2034
                     (Cayman Islands)                                                                             44,003
.........................................................................................................................
            40,078   Ser. 04-HE7N, Class A1, 5 1/4s,
                     2034 (Cayman Islands)                                                                        40,154
.........................................................................................................................
            40,990   Ser. 04-HE8N, Class A1, 5s, 2034
                     (Cayman Islands)                                                                             40,990
.........................................................................................................................
                     Bear Stearns Asset Backed
                     Securities, Inc.
.........................................................................................................................
         1,083,000   Ser. 03-1, Class A, IO, 5s, 2005                                                             30,798
.........................................................................................................................
           606,400   Ser. 03-AC3, Class A, IO, 5s, 2005                                                           23,339
.........................................................................................................................
           509,000   Ser. 03-AC4, Class A, IO, 5s, 2006                                                           19,330
.........................................................................................................................
            88,000   FRB Ser. 03-3, Class A2, 3.008s,
                     2043                                                                                         88,110
.........................................................................................................................
           192,338   FRN Ser. 03-1, Class A1, 2.918s,
                     2042                                                                                        192,818
.........................................................................................................................
            13,000   Capital One Multi-Asset Execution
                     Trust FRB Ser. 02-C1, Class C1,
                     5.153s, 2010                                                                                 13,715
.........................................................................................................................
            31,000   CARMAX Auto Owner Trust Ser. 04-2,
                     Class D, 3.67s, 2011                                                                         30,814
.........................................................................................................................
            88,002   CARSSX Finance, Ltd. 144A FRB
                     Ser. 04-AA, Class B4, 7.903s, 2011
                     (Cayman Islands)                                                                             90,329
.........................................................................................................................
           176,325   CDC Mortgage Capital Trust
                     Ser. 02-HE2, Class A, IO, 5 1/4s, 2005                                                        4,208
.........................................................................................................................
           140,000   CDO Repackaging Trust Series 144A
                     FRB Ser. 03-2, Class A, 6.621s, 2008                                                        148,400
.........................................................................................................................
         1,978,809   Centex Home Equity Ser. 03-A,
                     Class A, IO, 4.439s, 2006                                                                    61,147
.........................................................................................................................
           100,000   Chase Credit Card Master Trust FRB
                     Ser. 03-3, Class C, 3.483s, 2010                                                            102,483
.........................................................................................................................
                     Chase Funding Net Interest Margin 144A
.........................................................................................................................
             3,637   Ser. 03-5A, Class Note, 5 3/4s, 2034                                                          3,637
.........................................................................................................................
            47,378   Ser. 04-OPT1, Class Note, 4.458s, 2034                                                       47,319
.........................................................................................................................
                     CHEC NIM Ltd., 144A
.........................................................................................................................
            44,402   Ser. 04-2, Class N1, 4.45s, 2034
                     (Cayman Islands)                                                                             44,400
.........................................................................................................................
            20,000   Ser. 04-2, Class N2, 8s, 2034
                     (Cayman Islands)                                                                             19,886
.........................................................................................................................
             8,000   Ser. 04-2, Class N3, 8s, 2034
                     (Cayman Islands)                                                                              6,880
.........................................................................................................................
            60,000   Citibank Credit Card Issuance Trust
                     FRN Ser. 01-C1, Class C1, 3.15s, 2010                                                        61,151
.........................................................................................................................
           100,000   CNL Funding Ser. 99-1, Class A2,
                     7.645s, 2014                                                                                106,034
.........................................................................................................................
                     Conseco Finance
                     Securitizations Corp.
.........................................................................................................................
           324,000   Ser. 00-4, Class A6, 8.31s, 2032                                                            282,357
.........................................................................................................................
           244,964   Ser. 00-5, Class A4, 7.47s, 2032                                                            251,333
.........................................................................................................................
           291,000   Ser. 01-04, Class A4, 7.36s, 2033                                                           298,863
.........................................................................................................................
           863,333   Ser. 01-1, Class A, IO, 2 1/2s, 2032                                                         34,911
.........................................................................................................................
           366,774   Ser. 01-1, Class A4, 6.21s, 2032                                                            371,322
.........................................................................................................................
           720,000   Ser. 01-1, Class A5, 6.99s, 2032                                                            684,992
.........................................................................................................................
         1,859,625   Ser. 01-3, Class A, IO, 2 1/2s, 2033                                                         89,758
.........................................................................................................................
            57,000   Ser. 01-3, Class A3, 5.79s, 2033                                                             58,179
.........................................................................................................................
           724,737   Ser. 01-4, Class A, IO, 2 1/2s, 2033                                                         32,057
.........................................................................................................................
           127,554   Ser. 02-1, Class A, 6.681s, 2033                                                            133,294
.........................................................................................................................
           153,097   Ser. 02-2, Class A, IO, 8 1/2s, 2033                                                         42,084
.........................................................................................................................
                     Countrywide Asset Backed
                     Certificates 144A
.........................................................................................................................
            10,923   Ser. 03-5NF, Class NF, 6 3/4s, 2034                                                          10,953
.........................................................................................................................
            31,004   Ser. 04-1NIM, Class Note, 6s, 2034                                                           31,159
.........................................................................................................................
           181,322   Ser. 04-6N, Class N1, 6 1/4s, 2035                                                          181,322
.........................................................................................................................
            41,919   Ser. 04-BC1N, Class Note,
                     5 1/2s, 2035                                                                                 41,867
.........................................................................................................................
            27,792   Ser. 04-11N, Class N, 5 1/4s, 2036                                                           27,852
.........................................................................................................................
            50,000   Countrywide Partnership Trust 144A
                     Ser. 04-14N, 5s, 2036                                                                        50,020
.........................................................................................................................
           876,563   CS First Boston Mortgage
                     Securities Corp. 144A Ser. 04-C4,
                     Class AX, IO, 0.081s, 2039                                                                   20,251
.........................................................................................................................
            71,500   Fieldstone Mortgage
                     Investment Corp. Ser. 03-1,
                     Class A, IO, 6s, 2005                                                                           996
.........................................................................................................................
            65,809   Finance America NIM Trust 144A
                     Ser. 04-1, Class A, 5 1/4s, 2034                                                             65,837
.........................................................................................................................
           200,000   First Chicago Lennar Trust 144A
                     Ser. 97-CHL1, Class D, 7.863s, 2039                                                         208,358
.........................................................................................................................
                     First Franklin Mortgage Loan Asset
                     Backed Certificates
.........................................................................................................................
           527,271   Ser. 03-FF3, Class A, IO, 6s, 2005                                                            2,104
.........................................................................................................................
           392,000   Ser. 03-FFC, Class S, IO, 6s, 2005                                                           12,740
.........................................................................................................................
                     First Franklin NIM Trust 144A
.........................................................................................................................
            26,578   Ser. 04-FF1, Class N1, 4 1/2s, 2034                                                          26,504
.........................................................................................................................
            36,916   Ser. 04-FF10, Class N1, 4.45s, 2034
                     (Cayman Islands)                                                                             36,913
.........................................................................................................................
           100,000   Ford Credit Auto Owner Trust
                     Ser. 04-A, Class C, 4.19s, 2009                                                             100,125
.........................................................................................................................
            54,730   Fremont Trust 144A Ser. 04-3,
                     Class A, 4 1/2s, 2034                                                                        54,637
.........................................................................................................................
                     Fremont NIM Trust 144A
.........................................................................................................................
            24,071   Ser. 04-3, Class B, 7 1/2s, 2034                                                             23,597
.........................................................................................................................
             6,947   Ser. 03-B, Class Note, 5.65s, 2033                                                            6,955
.........................................................................................................................
            42,237   Ser. 04-A, Class Note, 4 3/4s, 2034                                                          42,089
.........................................................................................................................
            27,460   Ser. 04-B, Class Note, 4.703s, 2034                                                          27,460
.........................................................................................................................
            63,812   Ser. 04-D, Class N1, 4 1/2s, 2034                                                            64,048
.........................................................................................................................
           100,000   GE Capital Credit Card Master Note
                     Trust FRB Ser. 04-2, Class C,
                     2.883s, 2010                                                                                100,000
.........................................................................................................................
            95,530   GE Corporate Aircraft
                     Financing, LLC 144A Ser. 04-1A,
                     Class B, 3.031s, 2018                                                                        95,530
.........................................................................................................................
         1,000,000   GMAC Mortgage Corp. Ser. 04-HE5,
                     Class A, IO, 6s, 2007                                                                        94,219
.........................................................................................................................
            20,000   Goldentree Loan Opportunities II,
                     Ltd. 144A FRN Ser. 2A, Class 4,
                     5.091s, 2015 (Cayman Islands)                                                                20,375
.........................................................................................................................
                     Granite Mortgages PLC
.........................................................................................................................
            70,000   Ser. 03-3, Class 1C, 3.529s, 2044
                     (United Kingdom)                                                                             71,610
.........................................................................................................................
           100,000   Ser. 04-2, Class 1C, 2.61s, 2044
                     (United Kingdom)                                                                            100,203
.........................................................................................................................
            80,000   FRB Ser. 04-1, Class 1C, 3.41s,
                     2044 (United Kingdom)                                                                        80,350
.........................................................................................................................
            50,000   FRB Ser. 02-2, Class 1C, 3.329s,
                     2043 (United Kingdom)                                                                        50,800
.........................................................................................................................
                     Green Tree Financial Corp.
.........................................................................................................................
           106,754   Ser. 97-4, Class A7, 7.36s, 2029                                                            115,561
.........................................................................................................................
            26,334   Ser. 97-6, Class A8, 7.07s, 2029                                                             27,334
.........................................................................................................................
            45,442   Ser. 97-6, Class A9, 7.55s, 2029                                                             49,288
.........................................................................................................................
            85,030   Ser. 97-7, Class A8, 6.86s, 2029                                                             90,371
.........................................................................................................................
            55,000   Ser. 99-3, Class A6, 6 1/2s, 2031                                                            57,449
.........................................................................................................................
           330,000   Ser. 99-5, Class A5, 7.86s, 2030                                                            295,103
.........................................................................................................................
                     Greenpoint Manufactured Housing
.........................................................................................................................
           225,503   Ser. 00-3, Class IA, 8.45s, 2031                                                            219,301
.........................................................................................................................
           180,000   Ser. 99-5, Class A4, 7.59s, 2028                                                            191,250
.........................................................................................................................
           183,000   GS Auto Loan Trust 144A Ser. 04-1,
                     Class D, 5s, 2011                                                                           180,219
.........................................................................................................................
                     GSAMP Trust 144A
.........................................................................................................................
             7,540   Ser. 03-HE1N, Class Note,
                     7 1/4s, 2033                                                                                  7,544
.........................................................................................................................
            34,324   Ser. 04-HE1N, Class N1, 5s, 2034                                                             34,262
.........................................................................................................................
           208,766   Ser. 04-NIM1, Class N1, 5 1/2s, 2034                                                        208,662
.........................................................................................................................
            75,000   Ser. 04-NIM1, Class N2, zero %, 2034                                                         55,487
.........................................................................................................................
           190,770   Ser. 04-NIM2, Class N, 4 7/8s, 2034                                                         189,950
.........................................................................................................................
            16,814   Ser. 04-RENM, Class Note,
                     5 1/2s, 2032                                                                                 16,814
.........................................................................................................................
            32,002   Ser. 04-SE2N, Class Note,
                     5 1/2s, 2034                                                                                 31,986
.........................................................................................................................
           198,237   High Income Trust Securities 144A
                     FRB Ser. 03-1A, Class A, 2.76s, 2036                                                        191,477
.........................................................................................................................
                     Holmes Financing PLC FRB
.........................................................................................................................
            40,000   Ser. 4, Class 3C, 3.37s, 2040
                     (United Kingdom)                                                                             40,512
.........................................................................................................................
            80,000   Ser. 5, Class 2C, 3.52s, 2040
                     (United Kingdom)                                                                             80,224
.........................................................................................................................
            36,000   Ser. 8, Class 2C, 2.79s, 2040
                     (United Kingdom)                                                                             36,146
.........................................................................................................................
             3,970   Home Equity Asset Trust Ser. 03-3N,
                     Class A, 8s, 2033                                                                             3,970
.........................................................................................................................
                     Home Equity Asset Trust 144A
.........................................................................................................................
             2,157   Ser. 03-4N, Class A, 8s, 2033                                                                 2,162
.........................................................................................................................
            36,823   Ser. 03-6N, Class A, 6 1/2s, 2034                                                            36,823
.........................................................................................................................
            13,098   Ser. 03-7N, Class A, 5 1/4s, 2034                                                            13,106
.........................................................................................................................
            41,386   Ser. 04-1N, Class A, 5s, 2034                                                                41,386
.........................................................................................................................
            41,288   Ser. 04-3N, Class A, 5s, 2034                                                                41,288
.........................................................................................................................
            54,048   Ser. 04-4N, Class A, 5s, 2034                                                                54,048
.........................................................................................................................
            95,541   Ser. 04-5N, Class A, 5 1/4s, 2034                                                            95,660
.........................................................................................................................
            21,000   Hyundai Auto Receivables Trust
                     Ser. 04-A, Class D, 4.1s, 2011                                                               20,839
.........................................................................................................................
            65,952   IMPAC Secured Assets Corp.
                     Ser. 03-1, Class A, IO, 5s, 2005                                                              1,491
.........................................................................................................................
         1,102,000   Irwin Home Equity Ser. 03-B,
                     Class A, IO, 10s, 2005                                                                       71,598
.........................................................................................................................
           120,000   LNR CDO, Ltd. 144A FRB Ser. 03-1A,
                     Class EFL, 5.415s, 2036 (Cayman Islands)                                                    130,356
.........................................................................................................................
                     Long Beach Asset Holdings Corp. NIM
                     Trust 144A
.........................................................................................................................
             2,562   Ser. 03-4, Class N1, 6.535s, 2033                                                             2,562
.........................................................................................................................
            28,584   Ser. 04-2, Class N1, 4.94s, 2034                                                             28,584
.........................................................................................................................
            78,701   Ser. 04-5, Class Note, 5s, 2034                                                              78,874
.........................................................................................................................
                     Long Beach Mortgage Loan Trust
.........................................................................................................................
           478,562   Ser. 03-2, Class S2, IO, 4 1/4s, 2005                                                         9,574
.........................................................................................................................
         1,252,306   Ser. 04-3, Class S1, IO, 4 1/2s, 2006                                                        69,464
.........................................................................................................................
           626,156   Ser. 04-3, Class S2, IO, 4 1/2s, 2006                                                        34,732
.........................................................................................................................
                     Marriott Vacation Club Owner Trust 144A
.........................................................................................................................
            39,906   Ser. 04-1A, Class C, 5.265s, 2026                                                            40,001
.........................................................................................................................
            49,069   FRB Ser. 02-1A, Class A1,
                     3.11s, 2024                                                                                  49,524
.........................................................................................................................
                     Master Asset Backed Securities NIM
                     Trust 144A
.........................................................................................................................
            25,324   Ser. 04-CI3, Class N1, 4.45s, 2034                                                           25,324
.........................................................................................................................
            42,744   Ser. 04-HE1, Class A, 5 1/4s, 2034                                                           42,740
.........................................................................................................................
            78,700   Ser. 04-CI5, Class N1, 4.946s, 2034                                                          78,700
.........................................................................................................................
           100,000   MBNA Credit Card Master Note Trust
                     FRN Ser. 03-C5, Class C5,
                     3.583s, 2010                                                                                102,257
.........................................................................................................................
           132,815   Merit Securities Corp. FRB
                     Ser. 11PA, Class 3A1, 3.04s, 2027                                                           127,502
.........................................................................................................................
            26,323   Merrill Lynch Mortgage
                     Investors, Inc. Ser. 04-OP1N,
                     Class N1, 4 3/4s, 2035
                     (Cayman Islands)                                                                             26,246
.........................................................................................................................
                     Merrill Lynch Mortgage
                     Investors, Inc. 144A
.........................................................................................................................
            18,034   Ser. 03-OP1N, Class N1, 7 1/4s, 2034                                                         18,083
.........................................................................................................................
            12,148   Ser. 03-WM1N, Class N1, 7s, 2033                                                             12,178
.........................................................................................................................
            47,275   Ser. 04-HE2N, Class N1, 5s, 2035                                                             47,056
.........................................................................................................................
            61,028   Ser. 04-WM1N, Class N1,
                     4 1/2s, 2034                                                                                 60,803
.........................................................................................................................
            26,526   Ser. 04-WM2N, Class N1,
                     4 1/2s, 2005                                                                                 26,426
.........................................................................................................................
            56,398   Ser. 04-WM3N, Class N1,
                     4 1/2s, 2005                                                                                 56,172
.........................................................................................................................
            51,000   Metris Master Trust FRN Ser. 04-2,
                     Class C, 3.76s, 2010                                                                         51,000
.........................................................................................................................
           101,000   Metris Master Trust 144A FRN
                     Ser. 00-3, Class C, 3.79s, 2009                                                             101,293
.........................................................................................................................
           122,000   Mezz Cap Commercial Mortgage Trust
                     144A Ser. 04-C2, Class X, IO, 5s, 2034                                                       48,743
.........................................................................................................................
            55,615   Mid-State Trust Ser. 11, Class B,
                     8.221s, 2038                                                                                 53,887
.........................................................................................................................
           139,771   MMCA Automobile Trust Ser. 02-1,
                     Class B, 5.37s, 2010                                                                        140,637
.........................................................................................................................
                     Morgan Stanley ABS Capital I 144A
.........................................................................................................................
             2,773   Ser. 03-NC8N, Class Note, 7.6s, 2033                                                          2,780
.........................................................................................................................
            23,737   Ser. 04-NC2N, Class Note,
                     6 1/4s, 2033                                                                                 23,774
.........................................................................................................................
           167,000   Morgan Stanley ABS Capital I FRB
                     Ser. 04-WMC3, Class A2PT,
                     2.62s, 2035                                                                                 167,000
.........................................................................................................................
            16,000   Morgan Stanley Auto Loan Trust
                     Ser. 04-HB2, Class D, 3.59s, 2012                                                            16,005
.........................................................................................................................
                     Morgan Stanley Auto Loan Trust 144A
.........................................................................................................................
            53,000   Ser. 04-HB1, Class D, 5 1/2s, 2011                                                           52,422
.........................................................................................................................
            25,000   Ser. 04-HB2, Class E, 5s, 2012                                                               24,227
.........................................................................................................................
            25,000   Morgan Stanley Dean Witter Capital
                     I FRN Ser. 01-NC4, Class B1,
                     4.918s, 2032                                                                                 24,786
.........................................................................................................................
                     New Century Home Equity Loan Trust
.........................................................................................................................
         1,388,000   Ser. 03-2, Class A, IO, 3 1/2s, 2005                                                          7,495
.........................................................................................................................
            69,000   Ser. 03-5, Class AI7, 5.15s, 2033                                                            69,345
.........................................................................................................................
                     New Century Mortgage Corp. NIM
                     Trust 144A
.........................................................................................................................
            10,976   Ser. 03-5, Class Note, 8s, 2033                                                              11,039
.........................................................................................................................
            21,729   Ser. 03-B, Class Note, 6 1/2s, 2033                                                          21,804
.........................................................................................................................
            51,000   Nomura Asset Acceptance Corp.
                     Ser. 04-R3, Class PT, 10.001s, 2035                                                          57,120
.........................................................................................................................
            42,575   Nomura Asset Acceptance Corp. 144A
                     Ser. 04-R2, Class PT, 10.118s, 2034                                                          47,378
.........................................................................................................................
            92,695   Novastar NIM Trust 144A Ser. 04-N2,
                     Class Note, 4.458s, 2034                                                                     92,695
.........................................................................................................................
                     Oakwood Mortgage Investors, Inc.
.........................................................................................................................
           120,121   Ser. 00-A, Class A3, 7.945s, 2022                                                           106,472
.........................................................................................................................
           204,878   Ser. 01-E, Class A, IO, 6s, 2009                                                             36,244
.........................................................................................................................
           300,319   Ser. 02-C, Class A1, 5.41s, 2032                                                            267,018
.........................................................................................................................
            99,973   Oakwood Mortgage Investors, Inc.
                     144A Ser. 01-B, Class A4, 7.21s, 2030                                                        95,256
.........................................................................................................................
            30,000   Oceanstar 144A FRB Ser. 04,
                     Class D, 4.406s, 2034                                                                        30,000
.........................................................................................................................
            91,642   Ocwen Mortgage Loan Asset Backed
                     Certificates Ser. 99-OFS1,
                     Class AV, 2.531s, 2029                                                                       91,756
.........................................................................................................................
            10,502   Option One Mortgage
                     Securities Corp. NIM Trust 144A
                     Ser. 03-5, Class Note, 6.9s, 2033                                                            10,555
.........................................................................................................................
           146,544   Option One Woodbridge Loan Trust
                     144A Ser. 03-1, Class S, IO, 3.7s, 2005                                                       2,161
.........................................................................................................................
            31,000   Origen Manufactured Housing
                     Ser. 04-B, Class A2, 3.79s, 2017                                                             30,506
.........................................................................................................................
                     Park Place Securities NIM Trust 144A
.........................................................................................................................
           115,000   Ser. 04-WHQ2, Class A, 4s, 2035                                                             114,828
.........................................................................................................................
            21,615   Ser. 04-MCWN1, Class A,
                     4.458s, 2034                                                                                 21,615
.........................................................................................................................
            52,000   Ser. 04-WCW2, Class D, 7.387s, 2034                                                          52,000
.........................................................................................................................
           121,602   People's Choice Net Interest Margin
                     Note 144A Ser. 04-2, Class
                     A, 5s, 2034                                                                                 121,875
.........................................................................................................................
           104,000   Permanent Financing PLC Ser. 5,
                     Class 2C, 2.513s, 2042
                     (United Kingdom)                                                                            104,520
.........................................................................................................................
                     Permanent Financing PLC FRB
.........................................................................................................................
            40,000   Ser. 1, Class 3C, 3.66s, 2042
                     (United Kingdom)                                                                             40,384
.........................................................................................................................
            60,000   Ser. 3, Class 3C, 3.61s, 2042
                     (United Kingdom)                                                                             60,816
.........................................................................................................................
           110,000   Ser. 4, Class 3C, 3.26s, 2042
                     (United Kingdom)                                                                            110,630
.........................................................................................................................
           104,000   Ser. 5, Class 1C, 2.96s, 2042
                     (United Kingdom)                                                                            104,065
.........................................................................................................................
                     Pillar Funding PLC 144A
.........................................................................................................................
           116,000   FRB Ser. 04-1A, Class C1, 3.49s,
                     2011 (United Kingdom)                                                                       116,706
.........................................................................................................................
           100,000   FRB Ser. 04-2A, Class C, 3.37s,
                     2011 (United Kingdom)                                                                       100,116
.........................................................................................................................
                     Providian Gateway Master Trust 144A
.........................................................................................................................
            45,000   Ser. 04-DA, Class D, 4.4s, 2011                                                              44,522
.........................................................................................................................
                     Providian Gateway Master Trust 144A
.........................................................................................................................
           100,000   FRB Ser. 04-AA, Class D, 4.253s, 2011                                                       100,220
.........................................................................................................................
           100,000   FRN Ser. 04-BA, Class D, 3.803, 2010                                                        100,756
.........................................................................................................................
           118,349   Renaissance Home Equity Loan Trust
                     Ser. 03-2, Class A, IO, 3s, 2005                                                              2,205
.........................................................................................................................
            42,979   Renaissance NIM Trust 144A
                     Ser. 04-A, Class Note, 4.45s, 2034                                                           42,979
.........................................................................................................................
           133,605   Residential Accredit Loans, Inc.
                     Ser. 04-QA5, Class A2, 5.003s, 2034                                                         135,484
.........................................................................................................................
                     Residential Asset Mortgage
                     Products, Inc.
.........................................................................................................................
           144,000   Ser. 02-SL1, Class AI3, 7s, 2032                                                            144,582
.........................................................................................................................
         2,151,533   Ser. 03-RS1, Class A, IO, 1s, 2005                                                            9,691
.........................................................................................................................
                     Residential Asset Securities Corp.
.........................................................................................................................
            65,860   Ser. 02-KS6, Class AIO, IO, 4 1/2s, 2005                                                        442
.........................................................................................................................
         1,232,308   Ser. 03-KS2, Class A, IO, 3 1/2s, 2005                                                       21,236
.........................................................................................................................
            42,586   Ser. 03-KS4, Class AI, IO, 3 1/2s, 2005                                                         823
.........................................................................................................................
                     Residential Asset Securities Corp. 144A
.........................................................................................................................
            94,413   Ser. 04-N10B, Class A1, 5s, 2034                                                             94,413
.........................................................................................................................
            93,768   Ser. 04-NT, Class Note, 5s, 2034                                                             93,299
.........................................................................................................................
                     SAIL Net Interest Margin Notes 144A
.........................................................................................................................
            25,546   Ser. 03-12A, Class A, 7.35s, 2033
                     (Cayman Islands)                                                                             25,802
.........................................................................................................................
            23,150   Ser. 03-13A, Class A, 6 3/4s, 2033
                     (Cayman Islands)                                                                             23,266
.........................................................................................................................
            10,506   Ser. 03-4, Class A, 7 1/2s, 2033
                     (Cayman Islands)                                                                             10,494
.........................................................................................................................
             9,856   Ser. 03-5, Class A, 7.35s, 2033
                     (Cayman Islands)                                                                              9,853
.........................................................................................................................
            13,702   Ser. 03-6A, Class A, 7s, 2033
                     (Cayman Islands)                                                                             13,702
.........................................................................................................................
            25,748   Ser. 03-9A, Class A, 7s, 2033
                     (Cayman Islands)                                                                             25,614
.........................................................................................................................
           112,149   Ser. 04-10A, Class A, 5s, 2034
                     (Cayman Islands)                                                                            112,194
.........................................................................................................................
            79,126   Ser. 04-2A, Class A, 5 1/2s, 2034
                     (Cayman Islands)                                                                             79,126
.........................................................................................................................
           126,432   Ser. 04-4A, Class A, 5s, 2034
                     (Cayman Islands)                                                                            126,242
.........................................................................................................................
            40,223   Ser. 04-5A, Class A, 4 1/2s, 2034
                     (Cayman Islands)                                                                             40,164
.........................................................................................................................
            41,382   Ser. 04-7A, Class A, 4 3/4s, 2034
                     (Cayman Islands)                                                                             41,325
.........................................................................................................................
            71,019   Ser. 04-8A, Class A, 5s, 2034
                     (Cayman Islands)                                                                             71,019
.........................................................................................................................
            28,644   Ser. 04-8A, Class B, 6 3/4s, 2034
                     (Cayman Islands)                                                                             28,001
.........................................................................................................................
            84,968   Ser. 04-AA, Class A, 4 1/2s, 2034
                     (Cayman Islands)                                                                             84,671
.........................................................................................................................
            47,194   Ser. 04-BN2A, Class A, 5s, 2034
                     (Cayman Islands)                                                                             47,213
.........................................................................................................................
            36,467   Ser. 04-BNCA, Class A, 5s, 2034
                     (Cayman Islands)                                                                             36,413
.........................................................................................................................
                     Sharps SP I, LLC Net Interest
                     Margin Trust 144A
.........................................................................................................................
            45,271   Ser. 03-0P1N, Class NA, 4.45s, 2033                                                          45,217
.........................................................................................................................
            30,632   Ser. 04-4N, Class Note, 6.65s, 2034                                                          30,596
.........................................................................................................................
            22,964   Ser. 04-HE1N, Class Note, 4.94s, 2034                                                        22,964
.........................................................................................................................
            20,529   Ser. 04-HE2N, Class NA, 5.43s, 2034                                                          20,477
.........................................................................................................................
            23,714   Ser. 04-HS1N, Class Note, 5.92s, 2034                                                        23,714
.........................................................................................................................
             6,613   Ser. 03-NC1N, Class N, 7 1/4s, 2033                                                           6,640
.........................................................................................................................
                     Structured Adjustable Rate Mortgage
                     Loan Trust
.........................................................................................................................
           122,283   Ser. 04-10, Class 1A1, 4.969s, 2034                                                         124,183
.........................................................................................................................
           231,344   Ser. 04-12, Class 1A2, 5.064s, 2034                                                         235,166
.........................................................................................................................
           375,474   Ser. 04-14, Class 1A, 5.128s, 2034                                                          382,103
.........................................................................................................................
           234,036   Ser. 04-16, Class 1A2, 5.041s, 2034                                                         237,886
.........................................................................................................................
           186,696   Ser. 04-18, Class 1A1, 5.089s, 2034                                                         189,890
.........................................................................................................................
           348,000   Ser. 04-20, Class 1A2, 5.093s, 2034                                                         354,471
.........................................................................................................................
           479,233   Ser. 04-6, Class 1A, 4.424s, 2034                                                           483,264
.........................................................................................................................
            27,114   Ser. 04-8, Class 1A3, 4.729s, 2034                                                           27,317
.........................................................................................................................
           235,771   Structured Adjustable Rate Mortgage
                     Loan Trust 144A Ser. 04-NP2,
                     Class A, 2.767s, 2034                                                                       235,771
.........................................................................................................................
                     Structured Asset Investment Loan Trust
.........................................................................................................................
           269,453   Ser. 03-BC1, Class A, IO, 6s, 2005                                                            2,415
.........................................................................................................................
           243,999   Ser. 03-BC10, Class A, IO, 6s, 2005                                                           3,399
.........................................................................................................................
         1,729,377   Ser. 03-BC11, Class A, IO, 6s, 2005                                                          32,659
.........................................................................................................................
           241,715   Ser. 03-BC12, Class A, IO, 6s, 2005                                                           5,759
.........................................................................................................................
           393,857   Ser. 03-BC13, Class A, IO, 6s, 2005                                                           9,384
.........................................................................................................................
            18,157   Ser. 03-BC1A, Class A, 7 3/4s, 2033                                                          18,214
.........................................................................................................................
         1,090,548   Ser. 03-BC2, Class A, IO, 6s, 2005                                                           15,193
.........................................................................................................................
           844,362   Ser. 03-BC6, Class A, IO, 6s, 2005                                                            3,369
.........................................................................................................................
           864,021   Ser. 03-BC7, Class A, IO, 6s, 2005                                                            3,446
.........................................................................................................................
           609,335   Ser. 03-BC8, Class A, IO, 6s, 2005                                                           14,484
.........................................................................................................................
           692,667   Ser. 03-BC9, Class A, IO, 6s, 2005                                                            6,211
.........................................................................................................................
         1,702,498   Ser. 04-1, Class A, IO, 6s, 2005                                                             48,900
.........................................................................................................................
         1,222,426   Ser. 04-3, Class A, IO, 6s, 2005                                                             47,161
.........................................................................................................................
                     Structured Asset Securities Corp.
.........................................................................................................................
           100,364   Ser. 02-HF1, Class A, IO, 6s, 2005                                                            2,391
.........................................................................................................................
           162,201   Ser. 03-26A, Class 2A, 4.571s, 2033                                                         163,647
.........................................................................................................................
           787,197   Ser. 03-BC2, Class A, IO, 6s, 2005                                                           22,595
.........................................................................................................................
            96,212   Ser. 04-8, Class 1A1, 4.729s, 2034                                                           97,399
.........................................................................................................................
                69   Sasco Arc Net Interest Margin Notes 144A
                     Ser. 02-BC10, Class A, 7 3/4s, 2033                                                              68
.........................................................................................................................
            50,215   Structured Asset Securities Corp.
                     144A FRN Ser. 03-NP3, Class A1,
                     2.918s, 2033                                                                                 50,215
.........................................................................................................................
           155,000   Terwin Mortgage Trust FRB
                     Ser. 04-5HE, Class A1B, 2.838s, 2035                                                        154,855
.........................................................................................................................
           100,000   TIAA Real Estate CD0, Ltd. FRN,
                     Ser. 02-1A, Class III, 7.6s,
                     2037 (Cayman Islands)                                                                       107,570
.........................................................................................................................
                     Wells Fargo Home Equity Trust 144A
.........................................................................................................................
            59,176   Ser. 04-1N, Class A, 5s, 2034                                                                58,964
.........................................................................................................................
           160,740   Ser. 04-2, Class N1, 4.45s, 2034                                                            160,730
.........................................................................................................................
                     Wells Fargo Home Equity Trust 144A
.........................................................................................................................
            41,000   Ser. 04-2, Class N2, 8s, 2034                                                                38,950
.........................................................................................................................
           253,806   Wells Fargo Mortgage Backed
                     Securities Trust FRB Ser. 04-U,
                     Class A1, 3.892s, 2034                                                                      255,710
.........................................................................................................................
                     WFS Financial Owner Trust
.........................................................................................................................
            24,383   Ser. 04-1, Class D, 3.17s, 2011                                                              24,174
.........................................................................................................................
            31,000   Ser. 04-4, Class D, 3.58s, 2012                                                              30,688
.........................................................................................................................
            16,576   Whole Auto Loan Trust Ser. 03-1,
                     Class C, 3.13s, 2010                                                                         16,338
.........................................................................................................................
                     Whole Auto Loan Trust 144A
.........................................................................................................................
            87,735   Ser. 03-1, Class D, 6s, 2010                                                                 87,488
.........................................................................................................................
           102,000   Ser. 04-1, Class D, 5.6s, 2011                                                              101,570
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $22,386,193)                                                                      $22,074,487
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $51,000   Amresco Commercial Mortgage Funding
                     I 144A Ser. 97-C1, Class H, 7s, 2029                                                        $53,484
.........................................................................................................................
           487,268   Asset Securitization Corp.
                     Ser. 96-D3, Class A1C, 7.4s, 2026                                                           516,011
.........................................................................................................................
         2,077,000   Banc of America Commercial
                     Mortgage, Inc. 144A Ser. 04-4, IO,
                     0.047s, 2042                                                                                 31,804
.........................................................................................................................
                     Banc of America Large Loan 144A
.........................................................................................................................
           103,000   FRN Ser. 02-FL2A, Class L1, 5.34s, 2014                                                     103,294
.........................................................................................................................
         4,491,437   Ser. 03-BBA2, Class X1A, IO,
                     0.826s, 2015                                                                                 28,496
.........................................................................................................................
           129,000   Banc of America Structured Security
                     Trust 144A Ser. 02-X1, Class A3,
                     5.436s, 2033                                                                                134,452
.........................................................................................................................
                     Bayview Commercial Asset Trust 144A
.........................................................................................................................
           356,708   Ser. 04-3, IO, 0.775s, 2035                                                                  28,394
.........................................................................................................................
           638,514   Ser. 04-2, IO, 0.72s, 2034                                                                   52,004
.........................................................................................................................
                     Bear Stearns Commercial Mortgage
                     Securitization Corp. 144A
.........................................................................................................................
           100,000   Ser. 04-ESA, Class K, 4.6s, 2016                                                            100,000
.........................................................................................................................
           100,000   Ser. 04-HS2A, Class G, 3 1/2s, 2016                                                         100,000
.........................................................................................................................
         1,348,934   Ser. 04-PWRA, Class X, IO,
                     0.162s, 2041                                                                                 12,225
.........................................................................................................................
         2,020,287   Ser. 04-PWR5, Class X1, IO,
                     0.076s, 2034                                                                                 39,251
.........................................................................................................................
           740,000   Ser. 04-PWR6, Class X1, IO,
                     0.067s, 2041                                                                                 12,256
.........................................................................................................................
                     Chase Commercial Mortgage
                     Securities Corp.
.........................................................................................................................
           385,538   Ser. 00-1, Class A1, 7.656s, 2032                                                           392,812
.........................................................................................................................
            27,000   Ser. 00-3, Class A2, 7.319s, 2032                                                            30,817
.........................................................................................................................
                     Chase Commercial Mortgage
                     Securities Corp. 144A
.........................................................................................................................
           222,000   Ser. 98-1, Class F, 6.56s, 2030                                                             240,574
.........................................................................................................................
            56,000   Ser. 98-1, Class G, 6.56s, 2030                                                              60,069
.........................................................................................................................
            85,000   Ser. 98-1, Class H, 6.34s, 2030                                                              73,078
.........................................................................................................................
         1,655,000   Citigroup Commercial Mortgage Trust
                     144A Ser. 04-C2, Class XC, IO,
                     0.082s, 2041                                                                                 39,565
.........................................................................................................................
                     Commercial Mortgage
                     Acceptance Corp.
.........................................................................................................................
           186,000   Ser. 97-ML1, Class A3, 6.57s, 2030                                                          196,637
.........................................................................................................................
            64,486   Ser. 97-ML1, Class A2, 6.53s, 2030                                                           65,130
.........................................................................................................................
         2,750,868   Ser. 97-ML1, IO, 0.85s, 2017                                                                 70,491
.........................................................................................................................
                     Commercial Mortgage
                     Acceptance Corp. 144A
.........................................................................................................................
            98,000   Ser. 98-C1, Class F, 6.23s, 2031                                                            104,656
.........................................................................................................................
            34,000   Ser. 98-C2, Class F, 5.44s, 2030                                                             34,677
.........................................................................................................................
            97,000   Commercial Mortgage Pass-Through
                     Certificates 144A Ser. 01-FL4A,
                     Class D, 2.95s, 2013                                                                         94,561
.........................................................................................................................
            40,000   CS First Boston Mortgage
                     Securities Corp. Ser. 97-C2,
                     Class F, 7.46s, 2035                                                                         42,844
.........................................................................................................................
                     CS First Boston Mortgage
                     Securities Corp. 144A
.........................................................................................................................
            55,000   FRB Ser. 03-TF2A, Class L, 6.403s, 2014                                                      54,688
.........................................................................................................................
            50,000   FRN Ser. 04-TF2A, Class J, 3.353s, 2016                                                      50,000
.........................................................................................................................
            50,000   FRN Ser. 04-TF2A, Class
                     H, 3.103s, 2019                                                                              50,000
.........................................................................................................................
         2,992,740   Ser. 04-C3, Class AX, IO, 0.072s, 2036                                                       50,766
.........................................................................................................................
         2,920,250   Deutsche Mortgage & Asset
                     Receiving Corp. Ser. 98-C1,
                     Class X, IO, 1.076s, 2031                                                                    78,558
.........................................................................................................................
           107,000   DLJ Commercial Mortgage Corp.
                     Ser. 00-CF1, Class A1B, 7.62s, 2033                                                         123,012
.........................................................................................................................
           220,000   DLJ Commercial Mortgage Corp. 144A
                     Ser. 99-CG2, Class B3, 6.1s, 2032                                                           231,411
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
           144,925   Ser. 04-10, Class QC, 18.93s, 2031                                                          168,763
.........................................................................................................................
             9,686   Ser. 02-36, Class SJ, 14.081s, 2029                                                          10,292
.........................................................................................................................
           103,237   Ser. 04-T3, Class PT1, 10.111s, 2044                                                        117,977
.........................................................................................................................
            23,183   Ser. 02-T12, Class A4, 9 1/2s, 2042                                                          25,604
.........................................................................................................................
            47,147   Ser. 02-T6, Class A3, 9 1/2s, 2041                                                           51,935
.........................................................................................................................
           185,746   Ser. 04-4, Class QM, 9.365s, 2033                                                           182,444
.........................................................................................................................
            69,489   Ser. 03-W6, Class PT1, 9.344s, 2042                                                          78,209
.........................................................................................................................
            55,735   Ser. 02-26, Class A2, 7 1/2s, 2048                                                           59,691
.........................................................................................................................
            59,667   Ser. 04-W12, Class 1A4, 7 1/2s, 2044                                                         64,055
.........................................................................................................................
           170,768   Ser. 04-W8, Class 3A, 7 1/2s, 2044                                                          183,242
.........................................................................................................................
             7,350   Ser. 04-T3, Class 1A4, 7 1/2s, 2044                                                           7,883
.........................................................................................................................
           109,083   Ser. 02-T18, Class A4, 7 1/2s, 2042                                                         116,834
.........................................................................................................................
           120,148   Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                         128,695
.........................................................................................................................
           416,812   Ser. 02-T16, Class A3, 7 1/2s, 2042                                                         446,395
.........................................................................................................................
           234,517   Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                         251,269
.........................................................................................................................
            56,866   Ser. 02-T12, Class A3, 7 1/2s, 2042                                                          60,843
.........................................................................................................................
           304,894   Ser. 02-W4, Class A5, 7 1/2s, 2042                                                          326,357
.........................................................................................................................
            92,641   Ser. 02-W1, Class 2A, 7 1/2s, 2042                                                           98,726
.........................................................................................................................
           288,606   Ser. 02-14, Class A2, 7 1/2s, 2042                                                          308,817
.........................................................................................................................
           222,708   Ser. 02-T4, Class A3, 7 1/2s, 2041                                                          238,002
.........................................................................................................................
           540,343   Ser. 02-T6, Class A2, 7 1/2s, 2041                                                          577,076
.........................................................................................................................
               342   Ser. 01-T12, Class A2, 7 1/2s, 2041                                                             365
.........................................................................................................................
           575,010   Ser. 01-T8, Class A1, 7 1/2s, 2041                                                          613,749
.........................................................................................................................
                93   Ser. 01-T7, Class A1, 7 1/2s, 2041                                                              100
.........................................................................................................................
            15,753   Ser. 01-T3, Class A1, 7 1/2s, 2040                                                           16,810
.........................................................................................................................
            30,933   Ser. 01-T1, Class A1, 7 1/2s, 2040                                                           33,066
.........................................................................................................................
             9,339   Ser. 99-T2, Class A1, 7 1/2s, 2039                                                            9,986
.........................................................................................................................
            95,840   Ser. 02-T1, Class A3, 7 1/2s, 2031                                                          102,473
.........................................................................................................................
               426   Ser. 02-W7, Class A5, 7 1/2s, 2029                                                              456
.........................................................................................................................
            24,372   Ser. 01-T4, Class A1, 7 1/2s, 2028                                                           26,158
.........................................................................................................................
           347,298   Ser. 02-W3, Class A5, 7 1/2s, 2028                                                          371,619
.........................................................................................................................
           542,468   Ser. 03-31, Class IM, IO, 5 3/4s, 2032                                                       47,555
.........................................................................................................................
           732,391   Ser. 03-118, Class SF, IO, 5.683s, 2033                                                      91,549
.........................................................................................................................
            20,987   Ser. 02-36, Class QH, IO, 5.633s, 2029                                                          770
.........................................................................................................................
           183,169   Ser. 346, Class 2, IO, 5 1/2s, 2033                                                          39,038
.........................................................................................................................
         1,253,345   Ser. 338, Class 2, IO, 5 1/2s, 2033                                                         263,790
.........................................................................................................................
         1,608,963   Ser. 333, Class 2, IO, 5 1/2s, 2033                                                         340,396
.........................................................................................................................
         2,252,920   Ser. 329, Class 2, IO, 5 1/2s, 2033                                                         475,929
.........................................................................................................................
           374,721   Ser. 331, Class 1, IO, 5 1/2s, 2032                                                          70,963
.........................................................................................................................
           276,964   Ser. 03-24, Class UI, IO, 5s, 2031                                                           41,107
.........................................................................................................................
           263,999   Ser. 343, Class 29, IO, 5s, 2018                                                             39,532
.........................................................................................................................
         1,163,644   Ser. 03-W12, Class 2, IO, 2.219s, 2043                                                       72,764
.........................................................................................................................
         2,429,940   Ser. 03-W10, Class 1, IO, 1.992s, 2043                                                      122,226
.........................................................................................................................
           676,690   Ser. 03-W10, Class 3, IO, 1.968s, 2043                                                       33,835
.........................................................................................................................
         2,398,517   Ser. 03-W8, Class 12, IO, 1.641s, 2042                                                      114,602
.........................................................................................................................
           797,736   Ser. 03-W17, Class 12, IO, 1.158s, 2033                                                      26,076
.........................................................................................................................
         1,461,504   Ser. 03-W8, Class 11, IO, 1.128s, 2042                                                        6,773
.........................................................................................................................
         3,365,532   Ser. 03-T2, Class 2, IO, 1.014s, 2042                                                        81,135
.........................................................................................................................
           773,510   Ser. 03-W6, Class 51, IO, 0.681s, 2042                                                       14,238
.........................................................................................................................
           789,333   Ser. 01-T12, Class IO, 0.569s, 2041                                                          11,684
.........................................................................................................................
         1,305,497   Ser. 01-50, Class B1, IO, 0.481s, 2041                                                       15,554
.........................................................................................................................
         6,262,666   Ser. 03-W2, Class 1, IO, 0.468s, 2042                                                        81,138
.........................................................................................................................
         4,052,192   Ser. 02-T4, IO, 0.451s, 2041                                                                 45,181
.........................................................................................................................
           754,286   Ser. 02-T1, Class IO, IO, 0.424s, 2031                                                        8,008
.........................................................................................................................
         1,116,441   Ser. 03-W6, Class 3, IO, 0.366s, 2042                                                        11,397
.........................................................................................................................
         1,170,937   Ser. 03-W6, Class 23, IO, 0.352s, 2042                                                       11,491
.........................................................................................................................
         2,867,647   Ser. 01-79, Class BI, IO, 0.351s, 2045                                                       25,398
.........................................................................................................................
                     Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
.........................................................................................................................
            23,850   Ser. T-42, Class A6, 9 1/2s, 2042                                                            26,331
.........................................................................................................................
           430,524   Ser. T-60, Class 1A3, 7 1/2s, 2044                                                          461,753
.........................................................................................................................
            76,417   Ser. T-58, Class 4A, 7 1/2s, 2043                                                            81,685
.........................................................................................................................
           172,236   Ser. T-51, Class 2A, 7 1/2s, 2042                                                           183,816
.........................................................................................................................
           945,249   Ser. T-56, Class A, IO, 1.328s, 2043                                                         14,462
.........................................................................................................................
         1,004,451   Ser. T-56, Class 3, IO, 0.358s, 2043                                                         10,647
.........................................................................................................................
         1,199,860   Ser. T-56, Class 1, IO, 0.288s, 2043                                                          8,999
.........................................................................................................................
         1,162,162   Ser. T-56, Class 2, IO, 0.041s, 2043                                                          3,603
.........................................................................................................................
           285,000   FFCA Secured Lending Corp. 144A
                     Ser. 00-1, Class A2, 7.77s, 2027                                                            323,972
.........................................................................................................................
         1,661,688   First Union National Bank-Bank
                     of America Commercial Mortgage 144A
                     Ser. 01-C1, Class 3, IO, 1.746s, 2033                                                       140,205
.........................................................................................................................
           131,000   First Union-Lehman Brothers
                     Commercial Mortgage Trust II
                     Ser. 97-C2, Class F, 7 1/2s, 2029                                                           152,513
.........................................................................................................................
            66,000   First Union-Lehman Brothers-Bank
                     of America 144A Ser. 98-C2,
                     Class G, 7s, 2035                                                                            73,489
.........................................................................................................................
                     Freddie Mac
.........................................................................................................................
           276,502   IFB Ser. 2763, Class SC, 18.99s, 2032                                                       323,681
.........................................................................................................................
           318,431   Ser. 2596, Class IL, IO, 5s, 2030                                                            42,877
.........................................................................................................................
            97,093   Ser. 2696, Principal Only (PO),
                     zero %, 2033                                                                                 68,234
.........................................................................................................................
                     GEBL 144A
.........................................................................................................................
           100,000   Ser. 04-2, Class D, 5 1/2s, 2034                                                            100,000
.........................................................................................................................
           100,000   Ser. 04-2, Class C, 5s, 2034                                                                100,000
.........................................................................................................................
            51,947   General Growth Properties-Mall
                     Properties Trust FRB Ser. 01-C1A,
                     Class D3, 4.653s, 2014                                                                       52,012
.........................................................................................................................
           197,000   GMAC Commercial Mortgage
                     Securities, Inc. Ser. 04-C2,
                     Class A4, 5.301s, 2038                                                                      204,092
.........................................................................................................................
                     GMAC Commercial Mortgage
                     Securities, Inc. 144A
.........................................................................................................................
            77,845   Ser. 99-C3, Class G, 6.974s, 2036                                                            62,104
.........................................................................................................................
            18,116   FRN Ser. 02-FL1A, Class D, 5.18s, 2014                                                       18,076
.........................................................................................................................
                     Government National Mortgage
                     Association
.........................................................................................................................
           193,884   Ser. 03-114, Class SP, 13.646s, 2027                                                        207,456
.........................................................................................................................
           375,996   Ser. 04-86, Class SW, IO, 4.34s, 2034                                                        32,025
.........................................................................................................................
                     GS Mortgage Securities Corp. II 144A
.........................................................................................................................
            26,000   FRB Ser. 03-FL6A, Class L, 5.653s, 2015                                                      26,033
.........................................................................................................................
         1,232,050   Ser. 04-GG2, Class XC, IO, 0.091s, 2038                                                      14,246
.........................................................................................................................
         1,000,000   JP Morgan Chase Commercial Mortgage
                     Securities Corp. 144A Ser. 04-C3,
                     Class X1, IO, 0.047s, 2042                                                                   17,010
.........................................................................................................................
                     LB Commercial Conduit Mortgage
                     Trust 144A
.........................................................................................................................
            35,110   Ser. 99-C1, Class F, 6.41s, 2031                                                             34,956
.........................................................................................................................
            37,135   Ser. 99-C1, Class G, 6.41s, 2031                                                             35,747
.........................................................................................................................
                     LB-UBS Commercial Mortgage Trust 144A
.........................................................................................................................
         1,411,058   Ser. 04-C7, Class XCL, IO, 0.138s, 2036                                                      30,414
.........................................................................................................................
         1,111,635   Ser. 04-C2, Class XCL, IO, 0.135s, 2036                                                      31,985
.........................................................................................................................
                     Lehman Brothers Floating Rate
                     Commercial Mortgage Trust 144A
.........................................................................................................................
            83,000   FRN Ser. 03-LLFA, Class L, 6.148s, 2014                                                      81,890
.........................................................................................................................
            52,000   FRB Ser. 04-LLFA, Class H, 3.353s, 2017                                                      52,198
.........................................................................................................................
            54,602   FRB Ser. 03-C4, Class A, 2.99s, 2015                                                         54,739
.........................................................................................................................
                     Merrill Lynch Mortgage
                     Investors, Inc.
.........................................................................................................................
            24,283   Ser. 99-C1, Class A1, 7.37s, 2031                                                            24,670
.........................................................................................................................
            31,000   Ser. 98-C3, Class E, 7.143s, 2030                                                            34,502
.........................................................................................................................
                     Merrill Lynch Mortgage Trust 144A
                     Ser. 04-BPC1, Class XC, IO, 0.059s, 2041
.........................................................................................................................
         1,080,000   Ser. 04-BPC1, Class XC, IO, 0.059s, 2041                                                     20,756
.........................................................................................................................
         1,540,578   Ser. 04-KEY2, Class X-C, IO,
                     0.052s, 2039                                                                                 31,774
.........................................................................................................................
                     Morgan Stanley Capital I 144A
.........................................................................................................................
            28,000   Ser. 98-HF1, Class F, 7.18s, 2030                                                            30,520
.........................................................................................................................
           100,000   Ser. 04-RR, Class F5, 6s, 2039                                                               86,328
.........................................................................................................................
           100,000   Ser. 04-RR, Class F6, 6s, 2039                                                               82,968
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I 144A
.........................................................................................................................
            23,073   FRB Ser. 01-XLF, Class D, 3.851s, 2013                                                       23,073
.........................................................................................................................
            29,053   FRB Ser. 01-XLF, Class E, 3.87s, 2013                                                        29,053
.........................................................................................................................
            49,000   Mortgage Capital Funding, Inc. FRB
                     Ser. 98-MC2, Class E, 7.146s, 2030                                                           54,186
.........................................................................................................................
                     Nomura Asset Securities Corp.
.........................................................................................................................
            26,421   Ser. 95-MD3, Class A1B, 8.15s, 2027                                                          26,522
.........................................................................................................................
           265,000   Ser. 96-MD5, Class A1C, 7.12s, 2039                                                         276,448
.........................................................................................................................
                     PNC Mortgage Acceptance Corp. 144A
.........................................................................................................................
           187,000   Ser. 99-CM1, Class B3, 7.1s, 2032                                                           205,199
.........................................................................................................................
            49,000   Ser. 00-C2, Class J, 6.22s, 2033                                                             51,056
.........................................................................................................................
                     Pure Mortgages 144A
.........................................................................................................................
           151,000   FRB Ser. 04-1A, Class F, 6.132s,
                     2034 (Ireland)                                                                              151,000
.........................................................................................................................
           101,000   Ser. 04-1A, Class E, 3.645s, 2034
                     (Ireland)                                                                                   101,000
.........................................................................................................................
            12,355   Salomon Brothers Mortgage
                     Securities VII Ser. 00-C2,
                     Class A1, 7.298s, 2033                                                                       12,545
.........................................................................................................................
           401,859   Salomon Brothers Mortgage
                     Securities VII 144A Ser. 03-CDCA,
                     Class X3CD, IO, 0.994s, 2015                                                                  3,663
.........................................................................................................................
            29,000   Trizechahn Office Properties Trust
                     144A Ser. 01-TZHA, Class D3,
                     6.943s, 2013                                                                                 30,666
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage
                     Obligations (cost $15,403,371)                                                          $14,413,216
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (--%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Rating (RAT)            Value
.........................................................................................................................
           $55,000   IL State G.O. Bonds, 5.1s, 6/1/33                                               AA          $52,831
.........................................................................................................................
            50,000   NJ State Tpk. Auth. Rev. Bonds,
                     Ser. B, AMBAC, 4.252s, 1/1/16                                                   Aaa          48,178
.........................................................................................................................
            55,000   OR State G.O. Bonds
                     (Taxable Pension), 5.892s, 6/1/27                                               Aa3          58,735
------------------------------------------------------------------------------------------------------------------------
                     Total Municipal Bonds and Notes
                     (cost $160,000)                                                                            $159,744
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON) (cost $2,571)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
                70   Pliant Corp. 144A                                                            6/1/10              $1
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (15.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $2,500,000   Credit Lyonnais North America for
                     an effective yield of 1.41%,
                     January 14, 2005                                                                         $2,498,727
.........................................................................................................................
         4,000,000   Federal Home Loan Banks, for an
                     effective yield of 2.26%,
                     January 12, 2005                                                                          3,997,238
.........................................................................................................................
         5,861,430   Short-term investments held as
                     collateral for loaned securities
                     with yields ranging from 1.60%
                     to 2.50% and due dates ranging from
                     January 3, 2005 to February 2, 2005 (d)                                                   5,857,141
.........................................................................................................................
        53,383,767   Putnam Prime Money Market Fund (e)                                                       53,383,767
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $65,736,873)                                                                      $65,736,873
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $415,678,724)                                                                    $460,296,315
------------------------------------------------------------------------------------------------------------------------


DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at December 31, 2004:
(as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Australia                                                                 0.7%
...............................................................................
Bermuda                                                                   0.5
...............................................................................
Cayman Islands                                                            0.5
...............................................................................
France                                                                    2.2
...............................................................................
Germany                                                                   1.2
...............................................................................
Italy                                                                     0.5
...............................................................................
Japan                                                                     3.3
...............................................................................
Netherlands                                                               0.8
...............................................................................
Spain                                                                     0.6
...............................................................................
Switzerland                                                               1.2
...............................................................................
United Kingdom                                                            4.3
...............................................................................
United States                                                            81.7
...............................................................................
Other                                                                     2.5
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2004
(aggregate face value $52,960,889)
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate    Delivery   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Australian Dollar         $12,487,228  $12,411,631     4/20/05        $75,597
...............................................................................
British Pound              17,190,394   17,078,052     3/16/05        112,342
...............................................................................
Canadian Dollar             2,086,310    2,071,968     4/20/05         14,342
...............................................................................
Danish Krone                  485,037      474,308     3/16/05         10,729
...............................................................................
Euro                        8,006,949    7,937,563     3/16/05         69,386
...............................................................................
Hong Kong Dollar              298,657      298,736     5/18/05            (79)
...............................................................................
Japanese Yen                6,245,036    6,248,147     5/18/05         (3,111)
...............................................................................
New Zealand Dollar             55,660       55,380     4/20/05            280
...............................................................................
Norwegian Krone               545,271      535,839     3/16/05          9,432
...............................................................................
Singapore Dollar              259,746      259,533     5/18/05            213
...............................................................................
Swedish Krona               2,534,059    2,528,697     3/16/05          5,362
...............................................................................
Swiss Franc                 2,015,362    2,012,599     3/16/05          2,763
...............................................................................
Taiwan Dollar               1,065,999    1,048,436     5/18/05         17,563
------------------------------------------------------------------------------
                                                                     $314,819
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2004
(aggregate face value $73,723,444)
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate    Delivery   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Australian Dollar          $5,401,720   $5,312,791     4/20/05       $(88,929)
...............................................................................
British Pound               9,207,486    9,118,327     3/16/05        (89,159)
...............................................................................
Canadian Dollar            14,764,603   14,839,730     4/20/05         75,127
...............................................................................
Euro                       23,282,526   22,899,745     3/16/05       (382,781)
...............................................................................
Japanese Yen                5,976,299    5,978,042     5/18/05          1,743
...............................................................................
Norwegian Krone             6,098,982    6,022,541     3/16/05        (76,441)
...............................................................................
Swiss Franc                 7,797,216    7,814,302     3/16/05         17,086
...............................................................................
Swedish Krona               1,769,437    1,737,966     3/16/05        (31,471)
------------------------------------------------------------------------------
                                                                    $(574,825)
------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
CBT Interest Rate
Swap 10 yr (Long)          $1,985,063   $1,997,034      Mar-05       $(11,971)
...............................................................................
Dow Jones Euro
Stoxx 50 (Long)            12,981,471   12,938,537      Mar-05         42,934
...............................................................................
Euro 90 day (Short)        12,865,088   12,874,826      Mar-05          9,738
...............................................................................
Euro 90 day (Long)          1,213,688    1,215,994      Mar-05         (2,306)
...............................................................................
Euro 90 day (Long)            242,063      243,279      Jun-05         (1,216)
...............................................................................
Euro 90 day (Long)            241,525      242,392      Sep-05           (867)
...............................................................................
Euro 90 day (Long)            241,100      241,629      Dec-05           (529)
...............................................................................
Euro-Bund
10 yr (Long)               14,989,338   14,934,323      Mar-05         55,015
...............................................................................
FTSE 100
Index (Long)               18,511,609   18,243,104      Mar-05        268,505
...............................................................................
Russell 2000
Index Mini (Short)         10,398,600   10,073,922      Mar-05       (324,678)
...............................................................................
S&P 500
Index (Long)               37,928,125   36,881,719      Mar-05      1,046,406
...............................................................................
S&P 500
Index (Short)              37,624,700   36,585,735      Mar-05     (1,038,965)
...............................................................................
U.K. Gilt (Long)           26,770,202   26,586,271      Mar-05        183,931
...............................................................................
U.S. Treasury Bond
30 yr (Long)                3,150,000    3,153,209      Mar-05         (3,209)
...............................................................................
U.S. Treasury Note
10 yr (Short)              39,849,750   39,875,620      Mar-05         25,870
...............................................................................
U.S. Treasury Note
10 yr (Long)               18,805,500   18,748,065      Mar-05         57,435
...............................................................................
U.S. Treasury Note
2 yr (Short)                  419,188      419,588      Mar-05            400
...............................................................................
U.S. Treasury Note
5 yr (Long)                 9,748,281    9,738,665      Mar-05          9,616
...............................................................................
U.S. Treasury Note
5 yr (Short)                  876,250      873,789      Mar-05         (2,461)
------------------------------------------------------------------------------
                                                                     $313,648
------------------------------------------------------------------------------


TBA Sale Commitments Outstanding at December 31, 2004
(proceeds receivable $13,863,321)
------------------------------------------------------------------------------
                                           Principal Settlement
Agency                                        Amount        Date        Value
...............................................................................
FNMA, 7s, January 1, 2035                   $800,000    01/13/05     $847,375
...............................................................................
FNMA, 6 1/2s, January 1, 2035              5,000,000    01/13/05    5,242,187
...............................................................................
FNMA, 5 1/2s, January 1, 2035              3,638,000    01/13/05    3,692,570
...............................................................................
FNMA, 5s, January 1, 2020                  4,000,000    01/19/05    4,063,125
------------------------------------------------------------------------------
                                                                  $13,845,257
------------------------------------------------------------------------------

Interest Rate Swap Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                            Notional Termination Appreciation/
                                              Amount        Date (Depreciation)
...............................................................................
Agreement with Bank of America,
N.A. dated January 26, 2004 to
receive semi-annually the notional
amount multiplied by 5.2125% and
pay quarterly the notional amount
multiplied by the three month
USD-LIBOR.                                $4,509,000     1/28/24     $143,806
...............................................................................
Agreement with Bank of America,
N.A. dated December 20, 2004 to
pay semi-annually the notional
amount multiplied by 3.965% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                           4,370,000    12/22/09        8,162
...............................................................................
Agreement with Bank of America,
N.A. dated March 25, 2004 to pay
semi-annually the notional amount
multiplied by 3.075% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR                                  1,500,000     3/30/09       36,182
...............................................................................
Agreement with Bank of America,
N.A. dated December 2, 2003 to
receive semi-annually the notional
amount multiplied by 2.444% and pay
quarterly the notional amount
multiplied by the three month
USD LIBOR.                                   289,000     12/5/05       (1,585)
...............................................................................
Agreement with Bank of America
N.A. dated December 12, 2003
to pay semi-annually the notional
amount multiplied by 2.1125% and
receive quarterly the notional
amount multiplied by three
month USD-LIBOR.                              77,000    12/16/05          699
...............................................................................
Agreement with Credit Suisse
First Boston International dated
November 15, 2004 to pay
semi-annually the notional
amount multiplied by 3.947%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                           6,200,000    11/17/09          587
...............................................................................
Agreement with Credit Suisse
First Boston International dated
March 5, 2004 to receive
semi-annually the notional
amount multiplied by 3.195%
and pay quarterly the notional
amount multiplied by the three
month USD-LIBOR.                           3,140,000      3/9/09      (55,815)
...............................................................................
Agreement with Credit Suisse
First Boston International dated
October 5, 2004 to receive
semi-annually the notional
amount multiplied by 4.624%
and pay quarterly the notional
amount multiplied by the three
month USD-LIBOR.                           2,750,000     10/7/14       20,522
...............................................................................
Agreement with Credit Suisse
First Boston International dated
July 7, 2004 to receive
semi-annually the notional
amount multiplied by 2.931%
and pay quarterly the notional
amount multiplied by the three
month USD-LIBOR.                           1,110,200      7/9/06        4,743
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated January 22, 2004 to pay
semi-annually the notional
amount multiplied by 1.999%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                       2,949,000     1/26/06       19,910
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated January 21, 2004 to pay
semi-annually the notional
amount multiplied by 2.009%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                       2,877,000     1/23/06       18,330
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated January 21, 2004 to pay
semi-annually the notional
amount multiplied by 2.008%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                       2,877,000     1/23/06       18,330
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 5, 2003 to
receive semi-annually the notional
amount multiplied by 2.23762%
and pay quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                       2,465,000     12/9/05      (18,623)
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated January 22, 2004 to pay
semi-annually the notional
amount multiplied by 2.007%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                       1,546,000     1/26/06       10,278
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated January 21, 2004 to pay
semi-annually the notional
amount multiplied by 4.408%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                         951,000     1/23/14       (5,526)
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated January 21, 2004 to pay
semi-annually the notional
amount multiplied by 4.419%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                         951,000     1/23/14       (6,279)
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 11, 2003 to pay
semi-annually the notional
amount multiplied by 4.71%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                         482,000    12/15/13       (6,901)
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 12, 2003 to pay
semi-annually the notional
amount multiplied by 4.579%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                         240,000    12/16/13       (1,090)
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 9, 2003 to pay
semi-annually the notional
amount multiplied by 4.64101%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                         137,000    12/11/13       (1,279)
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 11, 2003 to pay
semi-annually the notional amount
multiplied by 2.235% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                               115,000    12/15/05          902
------------------------------------------------------------------------------
                                                                     $185,353
------------------------------------------------------------------------------

Total Return Swap Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                            Notional Termination Appreciation/
                                              Amount        Date (Depreciation)
...............................................................................
Agreement with Citigroup
Global Markets, Ltd dated
September 29, 2004 to receive
(pay) monthly the notional
amount multiplied by the total
rate of return of the Citigroup
non USD Agreement with
Citigroup Global Markets, Ltd.
dated September 29, 2004 to
receive (pay) monthly the notional
amount multiplied by the total
rate of return of the Citigroup
non USD World Government
Bond Index and pay monthly
the notional amount multiplied
by the one month USD-LIBOR
plus 1.4 basis points.                   $20,634,069     1/31/05      $79,515
...............................................................................
Agreement with Deutsche Bank
AG dated December 29, 2004
to receive at maturity the notional
amount multiplied by the nominal
spread appreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities Index
adjusted by a modified duration
factor and an accrual of 7 basis
points plus the beginning of the
period nominal spread of the
Lehman Brothers AAA Commercial
Mortgage Backed Securities Index
and pay at maturity the notional
amount multiplied by the nominal
spread depreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities Index
and an accrual of 7 basis points plus
the beginning of the period nominal
spread of the Lehman Brothers
AAA Commercial Mortgage
Backed Securities Index.                     876,200      4/1/05           26
...............................................................................
Agreement with Deutsche Bank AG
dated August 10, 2004 to receive at
maturity the notional amount multiplied
by the nominal spread depreciation
of the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index adjusted by a modified
duration factor and pay at maturity
the notional amount multiplied by
the nominal spread appreciation of
the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index and an accrual of
25 basis points plus the beginning of
the period nominal spread of the
Lehman Brothers AAA Commercial
Mortgage Backed Securities Index.            171,000      3/1/05        1,141
...............................................................................
Agreement with Deutsche Bank
AG dated July 16, 2004 to receive
at maturity the notional amount
multiplied by the nominal spread
depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and pay
at maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA Commercial Mortgage
Backed Securities Index and an
accrual of 40 basis points plus the
beginning of the period nominal
spread of the Lehman Brothers
AAA Commercial Mortgage
Backed Securities Index.                     584,000     1/31/05       (4,041)
...............................................................................
Agreement with Deutsche Bank
AG dated June 28, 2004 to pay at
maturity the notional amount
multiplied by the spread appreciation
of the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and
receive at maturity the notional
amount multiplied by the depreciation
of the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index plus 43 basis points.       876,200      1/1/05        6,786
...............................................................................
Agreement with Goldman Sachs
Capital Markets, L.P. dated
December 29, 2004 to pay at
maturity the notional amount
multiplied by the spread
depreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities Index
adjusted by a modified duration
factor and receive at maturity the
notional amount multiplied by the
appreciation of the Lehman Brothers
AAA Commercial Mortgage
Backed Securities Index plus 8
basis points.                              9,271,000      7/1/05          297
...............................................................................
Agreement with Goldman Sachs
Capital Markets, L.P. dated
June 16, 2004 to pay monthly the
notional amount multiplied by the
spread appreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities Index
adjusted by a modified duration
factor and receive monthly the
notional amount multiplied by the
depreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities
Index plus 43 basis points.                1,155,510      6/1/05          152
...............................................................................
Agreement with JP Morgan Chase
Bank dated September 14, 2004
to receive (pay) quarterly the units
multiplied by Russell 2000 Total
Return Index and receive quarterly
the units multiplied by the three
month USD-LIBOR less 0.80%.                2,903,443     9/15/05      (37,228)
...............................................................................
Agreement with JP Morgan Chase
Bank dated October 12, 2004 to
receive (pay) at maturity the units
multiplied by Russell 1000 Total
Return Growth Index and receive
at maturity the units multiplied by
the three month USD-LIBOR less
45 basis points.                           5,998,279     1/17/05     (528,587)
...............................................................................
Agreement with JP Morgan Chase
Bank dated October 12, 2004 to
receive (pay) at maturity the units
multiplied by Russell 1000 Total
Return Value Index and pay at
maturity the units multiplied by the
three month USD-LIBOR plus
15 basis points.                           5,999,927     1/17/05      507,795
...............................................................................
Agreement with JP Morgan Chase
Bank dated October 11, 2004 to
receive (pay) at maturity the units
multiplied by Russell 1000 Total
Return Growth Index and receive
at maturity the units multiplied by
the three month USD-LIBOR less
45 basis points.                           5,998,091     1/14/05     (509,881)
...............................................................................
Agreement with JP Morgan Chase
Bank dated October 11, 2004 to
receive (pay) at maturity the units
multiplied by Russell 1000 Total
Return Value Index and pay at
maturity the units multiplied by
the three month USD-LIBOR
plus 15 basis points.                      6,000,110     1/14/05      492,257
...............................................................................
Agreement with Goldman Sachs
Capital Markets, L.P. dated
October 29, 2004 to pay monthly
the notional amount multiplied by
the spread depreciation of the
Lehman Brothers AAA Commercial
Mortgage Backed Securities Index
adjusted by a modified duration
factor and receive monthly the
notional amount multiplied by the
appreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities
Index plus 25 basis points.                1,717,876      5/1/05       (1,785)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
August 12, 2004 to receive (pay)
monthly the notional amount
multiplied by the return of Lehman
Brothers CMBS ERISA-Eligible
Index and pay monthly the one
month USD-LIBOR-BBA less
25 basis points.                           1,150,739      3/1/05        4,594
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
April 20, 2004 to receive (pay) at
maturity the notional amount
multiplied by the return of the
Lehman Brothers US High Yield
Index and receive at maturity the
notional amount multiplied by the
one month USD-LIBOR adjusted
by a specified spread.                     2,500,056      2/1/05      206,063
...............................................................................
Agreement with Merrill Lynch
Capital Services, Inc. dated
June 13, 2003 to pay quarterly
the notional amount multiplied
by the three month USD-LIBOR
adjusted by a specified spread and
receive (pay) quarterly the notional
amount multiplied by the return of
the Merrill Lynch US High Yield
Cash Pay Index.                              805,010      1/1/05       31,437
...............................................................................
Agreement with Morgan Stanley
& Co. dated July 16, 2004 to pay
at maturity the notional amount
multiplied by the nominal spread
depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and receive
at maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index and an accrual of 47
basis points plus the beginning of the
period nominal spread of the
Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index.                            584,000     1/31/05        4,212
...............................................................................
Agreement with Morgan Stanley & Co.
dated July 16, 2004 to pay at maturity
the notional amount multiplied by
the nominal spread depreciation
of the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and receive
at maturity notional amount
multiplied by the nominal spread
appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed
Securities Index and an accrual of 47
basis points plus the beginning of the
period nominal spread of the
Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index.                          1,168,000     1/31/05        9,358
...............................................................................
Agreement with Morgan Stanley
Capital Services, Inc. dated
April 7, 2004 to pay quarterly the
notional amount multiplied by the
appreciation of the Russell 2000
Index plus dividends and receive
quarterly the notional amount
multiplied by the depreciation of
the Russell 2000 Index plus the
three month LIBOR less 60
basis points.                             24,252,240      4/8/05   (2,417,815)
------------------------------------------------------------------------------
                                                                  $(2,155,704)
------------------------------------------------------------------------------

Credit Default Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                                        Notional Appreciation/
                                                          Amount (Depreciation)
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.35% and the fund
pays in the event of a credit default in one
of the underlying securities in the basket of
BB CMBS securities.                                     $122,667       $1,615
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.55625% and the
fund pays in the event of a credit default in
one of the underlying securities in the basket
of BB CMBS securities.                                   122,667          393
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced
to zero or the date on which the assets
securing the reference obligation are
liquidated, the fund receives a payment
of the outstanding notional amount times
2.4625% and the fund pays in the event of
a credit default in one of the underlying
securities in the basket of BB CMBS securities.           61,333          973
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.433% and the fund
pays in the event of a credit default in one of
the underlying securities in the basket of
BB CMBS securities.                                       46,000          810
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.475% and the fund
pays in the event of a credit default in one of
the underlying securities in the basket of
BB CMBS securities.                                       30,667          269
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.5% and the fund
pays in the event of a credit default in one
of the underlying securities in the basket of
BB CMBS securities.                                       15,333          599
...............................................................................
Agreement with Goldman Sachs effective
September 2, 2004, terminating on the date
on which the notional amount is reduced to
zero or the date on which the assets securing
the reference obligation are liquidated, the
fund receives a payment of the outstanding
notional amount times 2.6% and the fund
pays in the event of a credit default in one
of the underlying securities in the basket of
BB CMBS securities.                                       15,333         (434)
...............................................................................
Agreement with Citigroup effective December 9,
2004, maturing on December 20, 2009, to
receive a premium based on the difference
between the original spread on issue and the
market spread on day of execution and pay
quarterly 375 basis points times the notional
amount . Upon a credit default event of a
reference entity within CDX HY Series 3 Index,
the fund makes a payment of the proportional
notional amount times the difference between
the pay value and the then-market value of
the reference entity within the CDX HY
Series 3 Index.                                          600,000       18,875
...............................................................................
Agreement with Deutsche Bank AG effective
November 19, 2004, maturing on December 20,
2009, to pay a premium based on the difference
between the original spread on issue and the
market spread on day of execution and pay
quarterly 225 basis points time the notional
amount. Upon a credit default event of a
reference entity within CDX BB HY Series 3
Index, the fund makes a payment of the
proportional notional amount times the difference
between the par value and the then-market
value of the reference entity within the
CDX BB HY Series 3 Index.                                 85,000        2,066
...............................................................................
Agreement with Deutsche Bank AG
effective September 9, 2004, maturing on
September 20, 2014, to receive a quarterly
payment of 0.58% times the notional amount.
Upon a credit default event of CVS 5.625% due
3/15/06 the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of CVS 5.625%, 3/15/06.                 30,000          476
...............................................................................
Agreement with Bank of America, N.A.
effective November 24, 2004, maturing on
April 15, 2010, to receive a premium equal to
2.58316% times the notional amount. Upon a
credit default event of any News Corp. senior
note or bond the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the defaulted
News Corp. senior note or bond.                           30,000           45
...............................................................................
Agreement with JP Morgan Securities
effective various dates from August 27, 2004
to September 8, 2004, maturing on
December 20, 2009, to receive a premium
equal to 17.400074% to 18.47376% times the
notional amount. Upon a credit default event
of CDX HY 100 3.75%, December 20, 2009
the fund makes a payment of the proportional
notional amount times the difference between
the par value and the then-market value of
CDX HY 100 3.75%, December 20,2009.                    1,625,000       64,608
...............................................................................
Agreement with JPMorgan Chase Bank
effective various dates from
September 8, 2004 to November 12, 2004,
maturing on December 20, 2009, to receive
a premium equal to 8.46381% to 10.09018%
times the notional amount. For each credit
default event related to one of the issues
within the CDX HY 3.75%, 12/20/09 Bond
Index, the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the defaulted issue.                185,000        2,255
...............................................................................
Agreement with Merrill Lynch International
effective various dates from July 9, 2004 to
December 10, 2004, maturing on
September 20, 2009, to receive a premium
equal to 14.53361% to 18.83995% times the
notional amount. Upon a credit default event
of CDX HY 100 3.75%, September 20, 2009
the fund makes a payment of the proportional
notional amount times the difference between
the par value and the then-market value of
CDX HY 100 3.75%, September 20,2009.                   7,575,000      231,626
...............................................................................
Agreement with Merrill Lynch International
effective July 1, 2004, maturing on July 1, 2007,
to receive a premium equal to 1.44131% times
the notional amount. Upon a credit default event
of Consolidated Natural Gas, 6.625%,
December 12, 2008, the fund makes a payment
of the proportional notional amount times the
difference between the par value and the
then-market value of Consolidated
Natural Gas, 6.625%, December 12, 2008.                   45,000          366
------------------------------------------------------------------------------
                                                                     $324,542
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Global Equity Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (96.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.8%)
.........................................................................................................................
           475,502   WPP Group PLC (United Kingdom)                                                           $5,230,465
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (1.9%)
.........................................................................................................................
            90,200   Boeing Co. (The)                                                                          4,669,654
.........................................................................................................................
            37,796   L-3 Communications Holdings, Inc.                                                         2,768,179
.........................................................................................................................
           101,300   Lockheed Martin Corp.                                                                     5,627,215
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,065,048
------------------------------------------------------------------------------------------------------------------------
Automotive (3.1%)
.........................................................................................................................
           131,800   Honda Motor Co., Ltd. (Japan)                                                             6,831,215
.........................................................................................................................
            60,710   Hyundai Motor Co. (South Korea)                                                           3,255,149
.........................................................................................................................
            31,100   Hyundai Motor Co. GDR 144A
                     (South Korea)                                                                               808,600
.........................................................................................................................
             6,034   Porsche AG (Preferred) (Germany)                                                          3,827,318
.........................................................................................................................
            78,172   Renault SA (France)                                                                       6,539,291
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,261,573
------------------------------------------------------------------------------------------------------------------------
Banking (8.7%)
.........................................................................................................................
           210,566   Allied Irish Banks PLC (Ireland)                                                          4,392,867
.........................................................................................................................
           122,000   Commerce Bancorp, Inc. (S)                                                                7,856,800
.........................................................................................................................
           277,189   Credit Agricole SA (France)                                                               8,363,352
.........................................................................................................................
           116,800   Fifth Third Bancorp (S)                                                                   5,522,304
.........................................................................................................................
           707,500   IntesaBCI SpA (Italy)                                                                     3,403,934
.........................................................................................................................
            84,405   National Bank of Greece SA (Greece)                                                       2,785,276
.........................................................................................................................
           313,059   Royal Bank of Scotland Group PLC
                     (United Kingdom)                                                                         10,529,158
.........................................................................................................................
            18,154   Royal Bank of Scotland Group PLC
                     144A (United Kingdom)                                                                       610,576
.........................................................................................................................
           148,900   State Street Corp.                                                                        7,313,968
.........................................................................................................................
           278,780   U.S. Bancorp                                                                              8,731,390
------------------------------------------------------------------------------------------------------------------------
                                                                                                              59,509,625
------------------------------------------------------------------------------------------------------------------------
Beverage (0.7%)
.........................................................................................................................
           120,875   Interbrew SA (Belgium)                                                                    4,688,586
------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.8%)
.........................................................................................................................
           187,000   Amgen, Inc. (NON)                                                                        11,996,050
------------------------------------------------------------------------------------------------------------------------
Broadcasting (1.2%)
.........................................................................................................................
           183,407   Gestevision Telecinco SA (Spain) (NON)                                                    3,783,895
.........................................................................................................................
           341,440   Mediaset SpA (Italy)                                                                      4,329,597
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,113,492
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.6%)
.........................................................................................................................
            56,880   BASF AG (Germany)                                                                         4,091,013
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.0%)
.........................................................................................................................
           365,000   Cisco Systems, Inc. (NON)                                                                 7,044,500
------------------------------------------------------------------------------------------------------------------------
Computers (0.8%)
.........................................................................................................................
           811,000   Hitachi, Ltd. (Japan)                                                                     5,620,400
------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.8%)
.........................................................................................................................
           392,512   Tyco International, Ltd.
                     (Bermuda) (S)                                                                            14,028,379
.........................................................................................................................
           150,927   Vivendi Universal SA (France) (NON)                                                       4,818,384
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,846,763
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (3.8%)
.........................................................................................................................
           200,800   Countrywide Financial Corp.                                                               7,431,608
.........................................................................................................................
           122,000   Credit Saison Co., Ltd. (Japan)                                                           4,441,776
.........................................................................................................................
           498,200   MBNA Corp.                                                                               14,044,258
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,917,642
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.8%)
.........................................................................................................................
           179,744   Reckitt Benckiser PLC
                     (United Kingdom)                                                                          5,431,159
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.8%)
.........................................................................................................................
           213,427   Iberdrola SA (Spain)                                                                      5,424,283
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (1.0%)
.........................................................................................................................
            84,261   Siemens AG (Germany)                                                                      7,141,413
------------------------------------------------------------------------------------------------------------------------
Electronics (5.0%)
.........................................................................................................................
             7,400   Freescale Semiconductor, Inc.
                     Class A (NON) (S)                                                                           131,868
.........................................................................................................................
            93,400   Freescale Semiconductor, Inc.
                     Class B (NON)                                                                             1,714,824
.........................................................................................................................
           368,500   Intel Corp.                                                                               8,619,215
.........................................................................................................................
            40,140   LG Electronics, Inc. (South Korea)                                                        2,485,725
.........................................................................................................................
           181,400   Omron Corp. (Japan)                                                                       4,329,165
.........................................................................................................................
            28,300   Rohm Co., Ltd. (Japan)                                                                    2,928,062
.........................................................................................................................
            14,240   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                             6,197,585
.........................................................................................................................
           316,900   SanDisk Corp. (NON)                                                                       7,912,993
------------------------------------------------------------------------------------------------------------------------
                                                                                                              34,319,437
------------------------------------------------------------------------------------------------------------------------
Energy (1.3%)
.........................................................................................................................
            72,500   Cooper Cameron Corp. (NON)                                                                3,901,225
.........................................................................................................................
            71,000   Noble Corp. (Cayman Islands) (NON)                                                        3,531,540
.........................................................................................................................
            79,700   Pride International, Inc. (NON) (S)                                                       1,637,038
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,069,803
------------------------------------------------------------------------------------------------------------------------
Financial (6.6%)
.........................................................................................................................
           414,072   Citigroup, Inc.                                                                          19,949,989
.........................................................................................................................
           117,500   Fannie Mae                                                                                8,367,175
.........................................................................................................................
           209,400   Freddie Mac                                                                              15,432,780
.........................................................................................................................
           148,800   Fubon Financial Holding Co., Ltd.
                     GDR 144A (Taiwan)                                                                         1,495,440
------------------------------------------------------------------------------------------------------------------------
                                                                                                              45,245,384
------------------------------------------------------------------------------------------------------------------------
Food (0.7%)
.........................................................................................................................
            49,474   Groupe Danone (France)                                                                    4,568,966
------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.7%)
.........................................................................................................................
           160,000   Cardinal Health, Inc.                                                                     9,304,000
.........................................................................................................................
            47,900   CIGNA Corp.                                                                               3,907,203
.........................................................................................................................
            25,000   Express Scripts, Inc. (NON)                                                               1,911,000
.........................................................................................................................
            71,300   Laboratory Corp. of America
                     Holdings (NON)                                                                            3,552,166
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,674,369
------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.0%)
.........................................................................................................................
           123,500   Lennar Corp.                                                                              6,999,980
------------------------------------------------------------------------------------------------------------------------
Insurance (5.4%)
.........................................................................................................................
           321,393   Aegon NV (Netherlands)                                                                    4,381,156
.........................................................................................................................
           107,100   American International Group, Inc.                                                        7,033,257
.........................................................................................................................
            59,300   Everest Re Group, Ltd. (Bermuda)                                                          5,310,908
.........................................................................................................................
           230,017   ING Groep NV (Netherlands)                                                                6,958,834
.........................................................................................................................
            58,500   Radian Group, Inc. (S)                                                                    3,114,540
.........................................................................................................................
            68,450   XL Capital, Ltd. Class A
                     (Cayman Islands)                                                                          5,315,143
.........................................................................................................................
            29,951   Zurich Financial Services AG
                     (Switzerland)                                                                             4,995,346
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,109,184
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.7%)
.........................................................................................................................
            53,500   Lehman Brothers Holdings, Inc.                                                            4,680,180
------------------------------------------------------------------------------------------------------------------------
Manufacturing (1.4%)
.........................................................................................................................
           206,950   SKF AB Class B (Sweden)                                                                   9,223,121
------------------------------------------------------------------------------------------------------------------------
Media (1.0%)
.........................................................................................................................
           138,300   Fox Entertainment Group, Inc.
                     Class A (NON)                                                                             4,323,258
.........................................................................................................................
            83,600   IAC/InterActiveCorp. Class B (NON)                                                        2,309,032
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,632,290
------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.8%)
.........................................................................................................................
           108,700   Medtronic, Inc.                                                                           5,399,129
------------------------------------------------------------------------------------------------------------------------
Metals (0.4%)
.........................................................................................................................
           125,484   Arcelor (Luxembourg)                                                                      2,894,154
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.7%)
.........................................................................................................................
         1,160,000   Tokyo Gas Co., Ltd. (Japan)                                                               4,755,490
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (1.3%)
.........................................................................................................................
           160,600   Canon, Inc. (Japan)                                                                       8,668,795
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (5.5%)
.........................................................................................................................
            52,300   Amerada Hess Corp.                                                                        4,308,474
.........................................................................................................................
           136,980   Canadian Natural Resources, Ltd.
                     (Canada)                                                                                  5,860,443
.........................................................................................................................
           305,343   ExxonMobil Corp.                                                                         15,651,882
.........................................................................................................................
           133,200   Marathon Oil Corp.                                                                        5,009,652
.........................................................................................................................
           169,500   Petroleo Brasileiro SA ADR (Brazil)                                                       6,742,710
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,573,161
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (10.5%)
.........................................................................................................................
           222,654   AstraZeneca PLC (United Kingdom)                                                          8,074,132
.........................................................................................................................
           432,669   GlaxoSmithKline PLC
                     (United Kingdom)                                                                         10,149,867
.........................................................................................................................
           309,200   Johnson & Johnson                                                                        19,609,464
.........................................................................................................................
           600,562   Pfizer, Inc.                                                                             16,149,112
.........................................................................................................................
            43,630   Roche Holding AG (Switzerland)                                                            5,023,898
.........................................................................................................................
           183,600   Sankyo Co., Ltd. (Japan)                                                                  4,148,697
.........................................................................................................................
            93,300   Takeda Chemical Industries, Ltd.
                     (Japan)                                                                                   4,699,151
.........................................................................................................................
            99,300   Yamanouchi Pharmaceutical Co., Ltd.
                     (Japan)                                                                                   3,867,321
------------------------------------------------------------------------------------------------------------------------
                                                                                                              71,721,642
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (1.0%)
.........................................................................................................................
           408,750   Xerox Corp. (NON) (S)                                                                     6,952,838
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.4%)
.........................................................................................................................
           146,900   Friedman, Billings, Ramsey
                     Group, Inc. Class A (R) (S)                                                               2,848,391
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.8%)
.........................................................................................................................
           171,600   McDonald's Corp.                                                                          5,501,496
------------------------------------------------------------------------------------------------------------------------
Retail (3.5%)
.........................................................................................................................
            33,390   AutoZone, Inc. (NON) (S)                                                                  3,048,841
.........................................................................................................................
         1,227,991   Dixons Group PLC (United Kingdom)                                                         3,583,209
.........................................................................................................................
           112,731   Kohl's Corp. (NON)                                                                        5,542,983
.........................................................................................................................
           119,631   Lowe's Cos., Inc.                                                                         6,889,549
.........................................................................................................................
            72,300   Rent-A-Center, Inc. (NON)                                                                 1,915,950
.........................................................................................................................
           110,700   TJX Cos., Inc. (The)                                                                      2,781,891
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,762,423
------------------------------------------------------------------------------------------------------------------------
Schools (0.3%)
.........................................................................................................................
            25,100   Apollo Group, Inc. Class A (NON)                                                          2,025,821
------------------------------------------------------------------------------------------------------------------------
Software (3.6%)
.........................................................................................................................
            30,200   Adobe Systems, Inc. (S)                                                                   1,894,748
.........................................................................................................................
           579,000   Microsoft Corp. (SEG)                                                                    15,465,090
.........................................................................................................................
           552,000   Oracle Corp. (NON)                                                                        7,573,440
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,933,278
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.5%)
.........................................................................................................................
           123,300   Automatic Data Processing, Inc.                                                           5,468,355
.........................................................................................................................
           118,200   Fiserv, Inc. (NON) (S)                                                                    4,750,458
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,218,813
------------------------------------------------------------------------------------------------------------------------
Telecommunications (5.9%)
.........................................................................................................................
           114,078   France Telecom SA (France)                                                                3,776,857
.........................................................................................................................
           139,740   KT Corp. ADR (South Korea) (S)                                                            3,047,729
.........................................................................................................................
             1,935   NTT DoCoMo, Inc. (Japan)                                                                  3,569,693
.........................................................................................................................
           200,500   Tele Norte Leste Participacoes SA
                     ADR (Brazil)                                                                              3,382,435
.........................................................................................................................
            99,930   Telefonos de Mexico SA de CV
                     (Telmex) ADR Ser. L (Mexico)                                                              3,829,318
.........................................................................................................................
           122,360   Telekom Austria AG (Austria)                                                              2,319,878
.........................................................................................................................
            67,530   Telekom Austria AG 144A (Austria)                                                         1,280,331
.........................................................................................................................
            75,500   Telus Corp. (Canada)                                                                      2,189,557
.........................................................................................................................
         6,358,610   Vodafone Group PLC (United Kingdom)                                                      17,241,857
------------------------------------------------------------------------------------------------------------------------
                                                                                                              40,637,655
------------------------------------------------------------------------------------------------------------------------
Telephone (0.5%)
.........................................................................................................................
            46,700   NTL, Inc. (NON) (S)                                                                       3,407,232
------------------------------------------------------------------------------------------------------------------------
Tobacco (2.8%)
.........................................................................................................................
           234,021   Altria Group, Inc.                                                                       14,298,683
.........................................................................................................................
               454   Japan Tobacco, Inc. (Japan)                                                               5,184,773
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,483,456
------------------------------------------------------------------------------------------------------------------------
Transportation (0.4%)
.........................................................................................................................
            38,490   Societes Des Autoroutes
                     Paris-Rhin-Rhone (France) (NON)                                                           2,325,258
.........................................................................................................................
             6,600   Societes Des Autoroutes
                     Paris-Rhin-Rhone 144A (France) (NON)                                                        398,719
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,723,977
------------------------------------------------------------------------------------------------------------------------
Transportation Services (0.6%)
.........................................................................................................................
           156,612   TPG NV (Netherlands)                                                                      4,252,770
------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.8%)
.........................................................................................................................
           144,235   Veolia Environnement (France)                                                             5,220,273
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $579,409,742)                                                                    $662,885,520
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (7.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $24,202,319   Putnam Prime Money Market Fund (e)                                                      $24,202,319
.........................................................................................................................
        28,387,012   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 2.15% to 2.50% and
                     due dates ranging from January 3, 2005
                     to February 2, 2005 (d)                                                                  28,361,614
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $52,563,933)                                                                      $52,563,933
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $631,973,675)                                                                    $715,449,453
------------------------------------------------------------------------------------------------------------------------


DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2004: (as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Austria                                                                   0.5%
...............................................................................
Belgium                                                                   0.7
...............................................................................
Bermuda                                                                   2.8
...............................................................................
Brazil                                                                    1.5
...............................................................................
Canada                                                                    1.2
...............................................................................
Cayman Islands                                                            1.3
...............................................................................
France                                                                    5.2
...............................................................................
Germany                                                                   2.2
...............................................................................
Ireland                                                                   0.6
...............................................................................
Italy                                                                     1.1
...............................................................................
Japan                                                                     8.6
...............................................................................
Mexico                                                                    0.6
...............................................................................
Netherlands                                                               2.3
...............................................................................
South Korea                                                               2.3
...............................................................................
Spain                                                                     1.3
...............................................................................
Sweden                                                                    1.3
...............................................................................
Switzerland                                                               1.5
...............................................................................
United Kingdom                                                            8.9
...............................................................................
United States                                                            55.1
...............................................................................
Other                                                                     1.0
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2004
(aggregate face value $99,820,187)
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate    Delivery   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Australian Dollar         $27,857,978  $27,715,658     4/20/05       $142,320
...............................................................................
British Pound              32,351,290   32,104,766     3/16/05        246,524
...............................................................................
Canadian Dollar             6,540,818    6,601,717     4/20/05        (60,899)
...............................................................................
Euro                       14,795,538   14,660,579     3/16/05        134,959
...............................................................................
Japanese Yen                9,306,118    9,313,929     5/18/05         (7,811)
...............................................................................
Norwegian Krone             3,936,030    3,879,126     3/16/05         56,904
...............................................................................
Swiss Franc                 5,596,544    5,544,412     3/16/05         52,132
------------------------------------------------------------------------------
                                                                     $564,129
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2004
(aggregate face value $46,412,401)
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate    Delivery   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Australian Dollar          $4,685,303   $4,626,933     4/20/05       $(58,370)
...............................................................................
British Pound               1,044,459    1,052,794     3/16/05          8,335
...............................................................................
Euro                       22,313,811   21,922,824     3/16/05       (390,987)
...............................................................................
Japanese Yen               10,401,294   10,253,553     5/18/05       (147,741)
...............................................................................
Mexican Peso                2,780,462    2,721,847     4/20/05        (58,615)
...............................................................................
Norwegian Krone             1,668,653    1,629,088     3/16/05        (39,565)
...............................................................................
Swedish Krona               4,198,344    4,121,835     3/16/05        (76,509)
...............................................................................
Swiss Franc                    83,341       83,527     3/16/05            186
------------------------------------------------------------------------------
                                                                    $(763,266)
------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004
                                         Aggregate  Expiration     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Dow Jones Euro
STOXX 50 (Long)            $1,722,850   $1,720,598      Mar-05         $2,252
...............................................................................
New Financial Times
Stock Exchange 100
Index (Long)                1,565,659    1,543,198      Mar-05         22,461
...............................................................................
S&P 500 Index
(Long)                     10,923,300   10,646,601      Mar-05        276,699
...............................................................................
Toyko Price Index
(Long)                      1,232,064    1,185,407      Mar-05         46,657
------------------------------------------------------------------------------
                                                                     $348,069
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Growth and Income Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (98.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (3.5%)
.........................................................................................................................
         1,248,128   Boeing Co. (The)                                                                        $64,615,587
.........................................................................................................................
         1,109,278   Lockheed Martin Corp.                                                                    61,620,393
.........................................................................................................................
           182,600   Northrop Grumman Corp.                                                                    9,926,136
.........................................................................................................................
           665,291   Raytheon Co.                                                                             25,833,250
.........................................................................................................................
           277,500   United Technologies Corp.                                                                28,679,620
------------------------------------------------------------------------------------------------------------------------
                                                                                                             190,674,986
------------------------------------------------------------------------------------------------------------------------
Airlines (0.3%)
.........................................................................................................................
         1,133,200   Southwest Airlines Co.                                                                   18,448,496
------------------------------------------------------------------------------------------------------------------------
Automotive (0.8%)
.........................................................................................................................
         1,290,700   Ford Motor Co. (S)                                                                       18,895,848
.........................................................................................................................
           415,181   Lear Corp.                                                                               25,330,193
------------------------------------------------------------------------------------------------------------------------
                                                                                                              44,226,041
------------------------------------------------------------------------------------------------------------------------
Banking (8.3%)
.........................................................................................................................
         2,980,100   Bank of America Corp.                                                                   140,034,899
.........................................................................................................................
            83,400   Commerce Bancorp, Inc. (S)                                                                5,370,960
.........................................................................................................................
           645,274   Fifth Third Bancorp                                                                      30,508,555
.........................................................................................................................
           142,268   Sovereign Bancorp, Inc. (S)                                                               3,208,143
.........................................................................................................................
           778,864   State Street Corp.                                                                       38,257,800
.........................................................................................................................
         3,017,957   U.S. Bancorp                                                                             94,522,413
.........................................................................................................................
           632,401   Wachovia Corp.                                                                           33,264,293
.........................................................................................................................
           432,400   Washington Mutual, Inc.                                                                  18,281,872
.........................................................................................................................
         1,314,336   Wells Fargo & Co. (S)                                                                    81,685,982
------------------------------------------------------------------------------------------------------------------------
                                                                                                             445,134,917
------------------------------------------------------------------------------------------------------------------------
Basic Materials (0.1%)
.........................................................................................................................
           127,800   Vulcan Materials Co. (S)                                                                  6,979,158
------------------------------------------------------------------------------------------------------------------------
Beverage (1.9%)
.........................................................................................................................
         1,984,441   Coca-Cola Co. (The)                                                                      82,612,279
.........................................................................................................................
           929,002   Coca-Cola Enterprises, Inc.                                                              19,369,692
------------------------------------------------------------------------------------------------------------------------
                                                                                                             101,981,971
------------------------------------------------------------------------------------------------------------------------
Building Materials (1.0%)
.........................................................................................................................
         1,589,200   Masco Corp.                                                                              58,053,476
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.1%)
.........................................................................................................................
            86,768   Liberty Media International, Inc.
                     Class A (NON) (S)                                                                         4,011,285
------------------------------------------------------------------------------------------------------------------------
Chemicals (3.0%)
.........................................................................................................................
           260,800   Avery Dennison Corp. (S)                                                                 15,640,176
.........................................................................................................................
         1,365,561   Dow Chemical Co. (The) (S)                                                               67,608,925
.........................................................................................................................
           632,400   E.I. du Pont de Nemours & Co.                                                            31,019,220
.........................................................................................................................
           416,040   Hercules, Inc. (NON) (S)                                                                  6,178,194
.........................................................................................................................
           451,918   PPG Industries, Inc. (S)                                                                 30,802,731
.........................................................................................................................
           280,800   Rohm & Haas Co.                                                                          12,419,784
------------------------------------------------------------------------------------------------------------------------
                                                                                                             163,669,030
------------------------------------------------------------------------------------------------------------------------
Coal (0.1%)
.........................................................................................................................
            38,400   Peabody Energy Corp.                                                                      3,106,944
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.1%)
.........................................................................................................................
           111,700   Cintas Corp. (S)                                                                          4,899,162
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.2%)
.........................................................................................................................
           516,600   Cisco Systems, Inc. (NON) (S)                                                             9,970,380
------------------------------------------------------------------------------------------------------------------------
Computers (3.5%)
.........................................................................................................................
         4,332,430   Hewlett-Packard Co.                                                                      90,851,057
.........................................................................................................................
           806,100   IBM Corp.                                                                                79,465,338
.........................................................................................................................
         3,165,200   Sun Microsystems, Inc. (NON)                                                             17,028,776
------------------------------------------------------------------------------------------------------------------------
                                                                                                             187,345,171
------------------------------------------------------------------------------------------------------------------------
Conglomerates (6.2%)
.........................................................................................................................
             4,772   Berkshire Hathaway, Inc. Class B (NON)                                                   14,010,592
.........................................................................................................................
         4,919,325   General Electric Co.                                                                    179,555,363
.........................................................................................................................
           864,870   Honeywell International, Inc.                                                            30,625,047
.........................................................................................................................
           126,340   SPX Corp.                                                                                 5,061,180
.........................................................................................................................
         2,892,878   Tyco International, Ltd. (Bermuda)                                                      103,391,460
------------------------------------------------------------------------------------------------------------------------
                                                                                                             332,643,642
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.9%)
.........................................................................................................................
           164,900   Capital One Financial Corp.                                                              13,886,229
.........................................................................................................................
         1,022,398   Countrywide Financial Corp.                                                              37,838,950
.........................................................................................................................
         1,569,563   MBNA Corp.                                                                               44,245,981
.........................................................................................................................
           386,400   Providian Financial Corp. (NON)                                                           6,364,008
------------------------------------------------------------------------------------------------------------------------
                                                                                                             102,335,168
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.8%)
.........................................................................................................................
           513,100   Colgate-Palmolive Co.                                                                    26,250,196
.........................................................................................................................
           156,000   Energizer Holdings, Inc. (NON) (S)                                                        7,751,640
.........................................................................................................................
            35,810   Fortune Brands, Inc.                                                                      2,763,816
.........................................................................................................................
           289,200   Gillette Co. (The)                                                                       12,950,376
.........................................................................................................................
           126,800   International Flavors &
                     Fragrances, Inc.                                                                          5,432,112
.........................................................................................................................
           284,000   Kimberly-Clark Corp.                                                                     18,690,040
.........................................................................................................................
            85,871   Newell Rubbermaid, Inc.                                                                   2,077,219
.........................................................................................................................
         1,314,818   Procter & Gamble Co. (The)                                                               72,420,175
------------------------------------------------------------------------------------------------------------------------
                                                                                                             148,335,574
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.4%)
.........................................................................................................................
         2,781,000   Service Corporation Intl. (NON)                                                          20,718,450
------------------------------------------------------------------------------------------------------------------------
Containers (0.3%)
.........................................................................................................................
           218,900   Ball Corp.                                                                                9,627,222
.........................................................................................................................
           169,200   Owens-Illinois, Inc. (NON)                                                                3,832,380
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,459,602
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (3.3%)
.........................................................................................................................
            93,300   Dominion Resources, Inc. (S)                                                              6,320,142
.........................................................................................................................
           335,900   Duke Energy Corp. (S)                                                                     8,508,347
.........................................................................................................................
           352,400   Edison International                                                                     11,287,372
.........................................................................................................................
           215,800   Entergy Corp.                                                                            14,585,922
.........................................................................................................................
           871,050   Exelon Corp.                                                                             38,387,174
.........................................................................................................................
           130,200   FPL Group, Inc. (S)                                                                       9,732,450
.........................................................................................................................
           106,300   Great Plains Energy, Inc. (S)                                                             3,218,764
.........................................................................................................................
         1,409,586   PG&E Corp. (NON)                                                                         46,911,022
.........................................................................................................................
           284,500   PPL Corp.                                                                                15,158,160
.........................................................................................................................
           358,253   Progress Energy, Inc. (S)                                                                16,207,366
.........................................................................................................................
           776,100   Sierra Pacific Resources (NON)                                                            8,149,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                             178,465,769
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.5%)
.........................................................................................................................
           353,100   Emerson Electric Co.                                                                     24,752,310
------------------------------------------------------------------------------------------------------------------------
Electronics (1.9%)
.........................................................................................................................
           346,278   Freescale Semiconductor, Inc.
                     Class B (NON)                                                                             6,357,664
.........................................................................................................................
         1,628,700   Intel Corp.                                                                              38,095,293
.........................................................................................................................
         2,450,800   Motorola, Inc.                                                                           42,153,760
.........................................................................................................................
         1,938,000   Solectron Corp. (NON)                                                                    10,329,540
.........................................................................................................................
           215,700   Vishay Intertechnology, Inc. (NON)                                                        3,239,814
------------------------------------------------------------------------------------------------------------------------
                                                                                                             100,176,071
------------------------------------------------------------------------------------------------------------------------
Energy (0.3%)
.........................................................................................................................
           105,300   GlobalSantaFe Corp.
                     (Cayman Islands) (S)                                                                      3,486,483
.........................................................................................................................
           176,700   Halliburton Co.                                                                           6,933,708
.........................................................................................................................
           117,900   Varco International, Inc. (NON)                                                           3,436,785
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,856,976
------------------------------------------------------------------------------------------------------------------------
Financial (9.4%)
.........................................................................................................................
         4,190,962   Citigroup, Inc.                                                                         201,920,549
.........................................................................................................................
         1,477,700   Fannie Mae                                                                              105,227,017
.........................................................................................................................
         1,081,741   Freddie Mac                                                                              79,724,312
.........................................................................................................................
         3,029,212   JPMorgan Chase & Co.                                                                    118,169,560
------------------------------------------------------------------------------------------------------------------------
                                                                                                             505,041,438
------------------------------------------------------------------------------------------------------------------------
Food (0.9%)
.........................................................................................................................
           315,000   General Mills, Inc. (S)                                                                  15,658,650
.........................................................................................................................
           476,773   H.J. Heinz Co.                                                                           18,589,379
.........................................................................................................................
           124,098   Sara Lee Corp.                                                                            2,995,726
.........................................................................................................................
           643,500   Tyson Foods, Inc. Class A                                                                11,840,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                              49,084,155
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (1.1%)
.........................................................................................................................
           361,000   International Paper Co.                                                                  15,162,000
.........................................................................................................................
           187,800   Plum Creek Timber Company, Inc.                                                           7,219,032
.........................................................................................................................
           533,568   Smurfit-Stone Container Corp. (NON)                                                       9,967,050
.........................................................................................................................
           384,175   Weyerhaeuser Co.                                                                         25,824,244
------------------------------------------------------------------------------------------------------------------------
                                                                                                              58,172,326
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.3%)
.........................................................................................................................
           122,300   GTECH Holdings Corp.                                                                      3,173,685
.........................................................................................................................
           192,226   Harrah's Entertainment, Inc. (S)                                                         12,857,997
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,031,682
------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.8%)
.........................................................................................................................
           262,100   AmerisourceBergen Corp. (S)                                                              15,380,028
.........................................................................................................................
           722,151   Cardinal Health, Inc.                                                                    41,993,081
.........................................................................................................................
           443,996   CIGNA Corp. (S)                                                                          36,216,754
.........................................................................................................................
           252,464   Express Scripts, Inc. (NON)                                                              19,298,348
.........................................................................................................................
            29,500   Humana, Inc. (NON)                                                                          875,855
.........................................................................................................................
            57,700   Laboratory Corp. of America
                     Holdings (NON)                                                                            2,874,614
.........................................................................................................................
           622,728   McKesson Corp.                                                                           19,591,023
.........................................................................................................................
           178,166   UnitedHealth Group, Inc.                                                                 15,683,953
------------------------------------------------------------------------------------------------------------------------
                                                                                                             151,913,656
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.1%)
.........................................................................................................................
           132,300   Lennar Corp.                                                                              7,498,764
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.3%)
.........................................................................................................................
           253,713   Whirlpool Corp.                                                                          17,559,477
------------------------------------------------------------------------------------------------------------------------
Industrial (0.4%)
.........................................................................................................................
           235,400   3M Co.                                                                                   19,319,278
------------------------------------------------------------------------------------------------------------------------
Insurance (6.3%)
.........................................................................................................................
         1,074,500   ACE, Ltd. (Cayman Islands)                                                               45,934,875
.........................................................................................................................
           356,100   Allstate Corp.                                                                           18,417,492
.........................................................................................................................
         1,695,474   American International Group, Inc.                                                      111,341,778
.........................................................................................................................
            88,300   Chubb Corp. (The)                                                                         6,790,270
.........................................................................................................................
           487,400   Hartford Financial Services
                     Group, Inc. (The)                                                                        33,781,694
.........................................................................................................................
           254,300   Lincoln National Corp.                                                                   11,870,724
.........................................................................................................................
         1,143,900   MetLife, Inc.                                                                            46,339,389
.........................................................................................................................
            86,200   Progressive Corp. (The)                                                                   7,313,208
.........................................................................................................................
           937,558   St. Paul Travelers Cos., Inc. (The)                                                      34,755,275
.........................................................................................................................
           302,500   XL Capital, Ltd. Class A
                     (Cayman Islands) (S)                                                                     23,489,125
------------------------------------------------------------------------------------------------------------------------
                                                                                                             340,033,830
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.3%)
.........................................................................................................................
            54,400   Janus Capital Group, Inc. (S)                                                               914,464
.........................................................................................................................
            59,300   Lehman Brothers Holdings, Inc.                                                            5,187,564
.........................................................................................................................
         1,285,395   Merrill Lynch & Co., Inc.                                                                76,828,059
.........................................................................................................................
           717,264   Morgan Stanley                                                                           39,822,497
------------------------------------------------------------------------------------------------------------------------
                                                                                                             122,752,584
------------------------------------------------------------------------------------------------------------------------
Leisure (0.1%)
.........................................................................................................................
           118,200   Harley-Davidson, Inc.                                                                     7,180,650
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.4%)
.........................................................................................................................
         1,015,500   Cendant Corp.                                                                            23,742,390
------------------------------------------------------------------------------------------------------------------------
Machinery (0.5%)
.........................................................................................................................
           374,800   Parker-Hannifin Corp. (S)                                                                28,387,352
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.9%)
.........................................................................................................................
           160,200   Dover Corp.                                                                               6,718,788
.........................................................................................................................
           549,707   Ingersoll-Rand Co. Class A
                     (Bermuda)                                                                                44,141,472
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,860,260
------------------------------------------------------------------------------------------------------------------------
Media (1.9%)
.........................................................................................................................
           968,200   Liberty Media Corp. Class A (NON) (S)                                                    10,630,836
.........................................................................................................................
         1,523,758   Time Warner, Inc. (NON)                                                                  29,621,856
.........................................................................................................................
         2,261,921   Walt Disney Co. (The)                                                                    62,881,404
------------------------------------------------------------------------------------------------------------------------
                                                                                                             103,134,096
------------------------------------------------------------------------------------------------------------------------
Medical Technology (--%)
.........................................................................................................................
            57,517   Baxter International, Inc.                                                                1,986,637
------------------------------------------------------------------------------------------------------------------------
Metals (0.9%)
.........................................................................................................................
         1,311,700   Alcoa, Inc.                                                                              41,213,614
.........................................................................................................................
           167,800   United States Steel Corp.                                                                 8,599,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                              49,813,364
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.3%)
.........................................................................................................................
           233,534   Sempra Energy                                                                             8,566,027
.........................................................................................................................
           216,300   Southern Union Co. (NON)                                                                  5,186,874
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,752,901
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (8.4%)
.........................................................................................................................
           165,700   Amerada Hess Corp.                                                                       13,650,366
.........................................................................................................................
         2,035,974   ChevronTexaco Corp. (S)                                                                 106,908,995
.........................................................................................................................
           233,076   Devon Energy Corp.                                                                        9,071,318
.........................................................................................................................
         4,963,000   ExxonMobil Corp.                                                                        254,403,380
.........................................................................................................................
           862,346   Marathon Oil Corp.                                                                       32,432,833
.........................................................................................................................
           113,042   Occidental Petroleum Corp.                                                                6,597,131
.........................................................................................................................
           106,800   Sunoco, Inc.                                                                              8,726,628
.........................................................................................................................
           451,393   Unocal Corp.                                                                             19,518,233
------------------------------------------------------------------------------------------------------------------------
                                                                                                             451,308,884
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (7.5%)
.........................................................................................................................
         1,555,348   Abbott Laboratories                                                                      72,556,984
.........................................................................................................................
           963,583   Bristol-Myers Squibb Co.                                                                 24,686,996
.........................................................................................................................
         1,503,200   Johnson & Johnson                                                                        95,332,944
.........................................................................................................................
         1,135,200   King Pharmaceuticals, Inc. (NON)                                                         14,076,480
.........................................................................................................................
           674,000   Merck & Co., Inc.                                                                        21,662,360
.........................................................................................................................
         5,168,643   Pfizer, Inc.                                                                            138,984,810
.........................................................................................................................
           826,862   Wyeth                                                                                    35,216,053
------------------------------------------------------------------------------------------------------------------------
                                                                                                             402,516,627
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (1.3%)
.........................................................................................................................
         4,117,081   Xerox Corp. (NON)                                                                        70,031,548
------------------------------------------------------------------------------------------------------------------------
Publishing (0.2%)
.........................................................................................................................
           128,200   McGraw-Hill Companies, Inc. (The)                                                        11,735,428
.........................................................................................................................
            31,600   R. R. Donnelley & Sons Co.                                                                1,115,164
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,850,592
------------------------------------------------------------------------------------------------------------------------
Railroads (1.0%)
.........................................................................................................................
           182,500   Canadian National Railway Co.
                     (Canada)                                                                                 11,178,125
.........................................................................................................................
           307,000   Norfolk Southern Corp.                                                                   11,110,330
.........................................................................................................................
           447,900   Union Pacific Corp. (S)                                                                  30,121,275
------------------------------------------------------------------------------------------------------------------------
                                                                                                              52,409,730
------------------------------------------------------------------------------------------------------------------------
Regional Bells (2.4%)
.........................................................................................................................
         1,368,454   BellSouth Corp.                                                                          38,029,337
.........................................................................................................................
           707,900   SBC Communications, Inc.                                                                 18,242,583
.........................................................................................................................
         1,740,100   Verizon Communications, Inc.                                                             70,491,451
------------------------------------------------------------------------------------------------------------------------
                                                                                                             126,763,371
------------------------------------------------------------------------------------------------------------------------
Restaurants (1.6%)
.........................................................................................................................
           171,800   Darden Restaurants, Inc.                                                                  4,765,732
.........................................................................................................................
         2,590,100   McDonald's Corp.                                                                         83,038,606
------------------------------------------------------------------------------------------------------------------------
                                                                                                              87,804,338
------------------------------------------------------------------------------------------------------------------------
Retail (3.5%)
.........................................................................................................................
            79,174   AutoZone, Inc. (NON) (S)                                                                  7,229,378
.........................................................................................................................
           153,724   Federated Department Stores, Inc.                                                         8,883,710
.........................................................................................................................
         1,719,562   Home Depot, Inc. (The)                                                                   73,494,080
.........................................................................................................................
            80,503   JC Penney Co., Inc.
                     (Holding Co.) (S)                                                                         3,332,824
.........................................................................................................................
           812,000   Limited Brands, Inc.                                                                     18,692,240
.........................................................................................................................
           141,600   May Department Stores Co. (The) (S)                                                       4,163,040
.........................................................................................................................
           151,900   Nordstrom, Inc. (S)                                                                       7,098,287
.........................................................................................................................
         1,255,527   Office Depot, Inc. (NON)                                                                 21,795,949
.........................................................................................................................
           149,600   OfficeMax, Inc.                                                                           4,694,448
.........................................................................................................................
         1,757,400   Rite Aid Corp. (NON)                                                                      6,432,084
.........................................................................................................................
           126,300   Ross Stores, Inc.                                                                         3,646,281
.........................................................................................................................
           221,294   Staples, Inc.                                                                             7,459,821
.........................................................................................................................
           243,500   Supervalu, Inc. (S)                                                                       8,405,620
.........................................................................................................................
           480,000   TJX Cos., Inc. (The) (S)                                                                 12,062,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                             187,390,162
------------------------------------------------------------------------------------------------------------------------
Shipping (0.1%)
.........................................................................................................................
            71,600   FedEx Corp.                                                                               7,051,884
------------------------------------------------------------------------------------------------------------------------
Software (0.3%)
.........................................................................................................................
           523,132   Microsoft Corp.                                                                          13,972,856
------------------------------------------------------------------------------------------------------------------------
Technology Services (0.2%)
.........................................................................................................................
           270,600   Fiserv, Inc. (NON)                                                                       10,875,414
------------------------------------------------------------------------------------------------------------------------
Textiles (0.1%)
.........................................................................................................................
           119,000   Liz Claiborne, Inc.                                                                       5,022,990
------------------------------------------------------------------------------------------------------------------------
Tobacco (2.3%)
.........................................................................................................................
         1,988,783   Altria Group, Inc.                                                                      121,514,641
------------------------------------------------------------------------------------------------------------------------
Toys (0.4%)
.........................................................................................................................
         1,000,757   Mattel, Inc.                                                                             19,504,754
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.2%)
.........................................................................................................................
           315,100   Waste Management, Inc.                                                                    9,434,094
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $4,010,250,916)                                                                $5,317,961,304
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
                39   Fannie Mae $1.344 cv. pfd.                                                               $4,114,500
.........................................................................................................................
           231,000   Ford Motor Company Capital Trust II
                     $3.25 cum. cv. pfd.                                                                      12,156,375
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $15,034,953)                                                                      $16,270,875
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON) (cost $--)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
            71,153   Lucent
                     Technologies, Inc.                                                         12/10/07        $109,576
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $9,425,000   Interest in $700,000,000 joint
                     tri-party repurchase agreement
                     dated December 31, 2004
                     with Goldman Sachs & Co. due
                     January 3, 2005 with respect
                     to various U.S. Government
                     obligations- maturity value
                     of $9,426,799 for an effective
                     yield of 2.29% (collateralized by
                     Fannie Mae with yields ranging from
                     5.00% to 7.00% and due dates
                     ranging from January 1, 2009
                     to November 1, 2034, valued at
                     $714,000,000)                                                                            $9,425,000
.........................................................................................................................
        27,551,307   Putnam Prime Money Market Fund (e)                                                       27,551,307
.........................................................................................................................
        61,695,002   Short-term investments held as
                     collateral for loaned securities
                     with yields ranging from 2.15%
                     to 2.50% and due dates ranging from
                     January 3, 2005 to February 2, 2005 (d)                                                  61,639,802
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $98,616,109)                                                                      $98,616,109
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $4,123,901,978)                                                                $5,432,957,864
------------------------------------------------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.





Putnam VT Growth Opportunities Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (97.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (4.8%)
.........................................................................................................................
            28,000   Boeing Co. (The)                                                                         $1,449,560
.........................................................................................................................
            17,100   United Technologies Corp.                                                                 1,767,285
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,216,845
------------------------------------------------------------------------------------------------------------------------
Banking (0.7%)
.........................................................................................................................
             6,100   U.S. Bancorp                                                                                191,052
.........................................................................................................................
             4,700   Wells Fargo & Co.                                                                           292,105
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 483,157
------------------------------------------------------------------------------------------------------------------------
Biotechnology (2.4%)
.........................................................................................................................
            12,900   Amgen, Inc. (NON)                                                                           827,535
.........................................................................................................................
             3,400   Genentech, Inc. (NON)                                                                       185,096
.........................................................................................................................
            16,400   Gilead Sciences, Inc. (NON)                                                                 573,836
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,586,467
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (2.2%)
.........................................................................................................................
             6,900   eBay, Inc. (NON)                                                                            802,332
.........................................................................................................................
            18,500   Yahoo!, Inc. (NON)                                                                          697,080
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,499,412
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (6.6%)
.........................................................................................................................
           129,400   Cisco Systems, Inc. (NON)                                                                 2,497,420
.........................................................................................................................
            45,900   Qualcomm, Inc.                                                                            1,946,160
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,443,580
------------------------------------------------------------------------------------------------------------------------
Computers (3.6%)
.........................................................................................................................
            28,700   Dell, Inc. (NON)                                                                          1,209,418
.........................................................................................................................
            54,100   EMC Corp. (NON)                                                                             804,467
.........................................................................................................................
            18,700   Hewlett-Packard Co.                                                                         392,139
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,406,024
------------------------------------------------------------------------------------------------------------------------
Conglomerates (3.1%)
.........................................................................................................................
            17,300   Danaher Corp.                                                                               993,193
.........................................................................................................................
            29,800   General Electric Co.                                                                      1,087,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,080,893
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (3.5%)
.........................................................................................................................
            16,500   Capital One Financial Corp.                                                               1,389,465
.........................................................................................................................
             8,400   Countrywide Financial Corp.                                                                 310,884
.........................................................................................................................
            23,000   MBNA Corp.                                                                                  648,370
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,348,719
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (3.1%)
.........................................................................................................................
            19,500   Avon Products, Inc.                                                                         754,650
.........................................................................................................................
            12,800   Gillette Co. (The)                                                                          573,184
.........................................................................................................................
            13,700   Procter & Gamble Co. (The)                                                                  754,596
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,082,430
------------------------------------------------------------------------------------------------------------------------
Electronics (5.4%)
.........................................................................................................................
             7,695   Freescale Semiconductor, Inc.
                     Class B (NON)                                                                               141,280
.........................................................................................................................
            96,100   Intel Corp.                                                                               2,247,779
.........................................................................................................................
            72,700   Motorola, Inc.                                                                            1,250,440
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,639,499
------------------------------------------------------------------------------------------------------------------------
Financial (2.0%)
.........................................................................................................................
            19,000   Fannie Mae                                                                                1,352,990
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.6%)
.........................................................................................................................
             6,300   Harrah's Entertainment, Inc.                                                                421,407
------------------------------------------------------------------------------------------------------------------------
Health Care Services (5.3%)
.........................................................................................................................
             3,500   Express Scripts, Inc. Class A (NON)                                                         267,540
.........................................................................................................................
             6,400   Quest Diagnostics, Inc.                                                                     611,520
.........................................................................................................................
            26,300   UnitedHealth Group, Inc.                                                                  2,315,189
.........................................................................................................................
             2,900   WellPoint, Inc. (NON)                                                                       333,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,527,749
------------------------------------------------------------------------------------------------------------------------
Insurance (0.7%)
.........................................................................................................................
             5,600   Progressive Corp. (The)                                                                     475,104
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.1%)
.........................................................................................................................
            12,800   Medtronic, Inc.                                                                             635,776
.........................................................................................................................
            18,500   St. Jude Medical, Inc. (NON)                                                                775,705
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,411,481
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (2.2%)
.........................................................................................................................
             8,200   Anadarko Petroleum Corp.                                                                    531,442
.........................................................................................................................
            19,200   Apache Corp.                                                                                970,944
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,502,386
------------------------------------------------------------------------------------------------------------------------
Other (2.1%)
.........................................................................................................................
             8,900   iShares Russell 2000 Index Fund                                                           1,152,550
.........................................................................................................................
             2,331   S&P 500 Index Depositary Receipts
                     (SPDR Trust Series 1)                                                                       281,748
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,434,298
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (14.6%)
.........................................................................................................................
            37,400   Abbott Laboratories                                                                       1,744,710
.........................................................................................................................
            55,600   Johnson & Johnson                                                                         3,526,152
.........................................................................................................................
           102,500   Pfizer, Inc.                                                                              2,756,225
.........................................................................................................................
            42,700   Wyeth                                                                                     1,818,593
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,845,680
------------------------------------------------------------------------------------------------------------------------
Retail (16.4%)
.........................................................................................................................
            15,600   Best Buy Co., Inc.                                                                          926,952
.........................................................................................................................
            34,100   Costco Wholesale Corp.                                                                    1,650,781
.........................................................................................................................
            46,400   Home Depot, Inc. (The)                                                                    1,983,136
.........................................................................................................................
             7,600   Kohl's Corp. (NON)                                                                          373,692
.........................................................................................................................
            28,000   Lowe's Cos., Inc.                                                                         1,612,520
.........................................................................................................................
            34,200   Staples, Inc.                                                                             1,152,882
.........................................................................................................................
            11,900   Target Corp.                                                                                617,967
.........................................................................................................................
            17,700   TJX Cos., Inc. (The)                                                                        444,801
.........................................................................................................................
            42,400   Wal-Mart Stores, Inc.                                                                     2,239,568
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,002,299
------------------------------------------------------------------------------------------------------------------------
Shipping (0.5%)
.........................................................................................................................
             3,600   FedEx Corp.                                                                                 354,564
------------------------------------------------------------------------------------------------------------------------
Software (11.2%)
.........................................................................................................................
            36,100   Adobe Systems, Inc.                                                                       2,264,914
.........................................................................................................................
             5,400   Autodesk, Inc.                                                                              204,930
.........................................................................................................................
           133,900   Microsoft Corp.                                                                           3,576,469
.........................................................................................................................
            72,600   Oracle Corp. (NON)                                                                          996,072
.........................................................................................................................
            19,000   Symantec Corp. (NON)                                                                        489,440
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,531,825
------------------------------------------------------------------------------------------------------------------------
Technology Services (0.3%)
.........................................................................................................................
             6,700   Accenture, Ltd. Class A (Bermuda) (NON)                                                     180,900
------------------------------------------------------------------------------------------------------------------------
Textiles (2.4%)
.........................................................................................................................
            17,600   NIKE, Inc.                                                                                1,596,144
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.9%)
.........................................................................................................................
            21,300   Altria Group, Inc.                                                                        1,301,430
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $54,891,567)                                                                      $65,725,283
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.5%) (a) (cost $1,655,035)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,655,035   Putnam Prime Money Market Fund (e)                                                       $1,655,035
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $56,546,602)                                                                      $67,380,318
------------------------------------------------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.





Putnam VT Health Sciences Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (97.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Biotechnology (13.5%)
.........................................................................................................................
           356,200   Amgen, Inc. (NON)                                                                       $22,850,230
.........................................................................................................................
            67,200   Amylin Pharmaceuticals, Inc. (NON) (S)                                                    1,569,792
.........................................................................................................................
            89,100   Biogen Idec, Inc. (NON)                                                                   5,934,951
.........................................................................................................................
           103,400   Genentech, Inc. (NON)                                                                     5,629,096
.........................................................................................................................
            67,300   Genzyme Corp. (NON) (S)                                                                   3,908,111
.........................................................................................................................
            79,400   Gilead Sciences, Inc. (NON)                                                               2,778,206
.........................................................................................................................
            22,600   Idenix Pharmaceuticals, Inc. (NON) (S)                                                      387,590
.........................................................................................................................
            15,100   IDEXX Laboratories, Inc. (NON)                                                              824,309
.........................................................................................................................
            26,000   Neurocrine Biosciences, Inc. (NON)                                                        1,281,800
.........................................................................................................................
             1,100   Nexia Biotechnologies, Inc. (Canada) (NON)                                                    1,065
.........................................................................................................................
            23,800   Nexia Biotechnologies, Inc. 144A
                     (Canada) (NON)                                                                               23,047
------------------------------------------------------------------------------------------------------------------------
                                                                                                              45,188,197
------------------------------------------------------------------------------------------------------------------------
Consumer Services (--%)
.........................................................................................................................
             9,900   Stewart Enterprises, Inc. Class A (NON)                                                      69,201
------------------------------------------------------------------------------------------------------------------------
Health Care Services (15.9%)
.........................................................................................................................
            10,600   AMERIGROUP Corp. (NON)                                                                      801,996
.........................................................................................................................
            88,000   AmerisourceBergen Corp.                                                                   5,163,840
.........................................................................................................................
           243,000   Cardinal Health, Inc.                                                                    14,130,450
.........................................................................................................................
            62,600   CIGNA Corp.                                                                               5,106,282
.........................................................................................................................
           100,100   Community Health Systems, Inc. (NON)                                                      2,790,788
.........................................................................................................................
            44,700   Coventry Health Care, Inc. (NON)                                                          2,372,676
.........................................................................................................................
            47,900   Express Scripts, Inc. Class A (NON)                                                       3,661,476
.........................................................................................................................
            11,800   Henry Schein, Inc. (NON)                                                                    821,752
.........................................................................................................................
            70,100   Laboratory Corp. of America
                     Holdings (NON) (S)                                                                        3,492,382
.........................................................................................................................
            65,100   Medco Health Solutions, Inc. (NON)                                                        2,708,160
.........................................................................................................................
            22,600   PacifiCare Health Systems, Inc. (NON)                                                     1,277,352
.........................................................................................................................
            21,300   Quest Diagnostics, Inc.                                                                   2,035,215
.........................................................................................................................
             7,000   Sierra Health Services, Inc. (NON)                                                          385,770
.........................................................................................................................
            74,000   Triad Hospitals, Inc. (NON)                                                               2,753,540
.........................................................................................................................
            14,300   UnitedHealth Group, Inc.                                                                  1,258,829
.........................................................................................................................
            37,100   WellPoint, Inc. (NON)                                                                     4,266,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              53,027,008
------------------------------------------------------------------------------------------------------------------------
Medical Technology (16.3%)
.........................................................................................................................
           122,700   Baxter International, Inc.                                                                4,238,058
.........................................................................................................................
            95,700   Boston Scientific Corp. (NON) (S)                                                         3,402,135
.........................................................................................................................
            35,300   C.R. Bard, Inc.                                                                           2,258,494
.........................................................................................................................
            51,700   Charles River Laboratories
                     International, Inc. (NON) (S)                                                             2,378,717
.........................................................................................................................
            11,000   Dade Behring Holdings, Inc. (NON)                                                           616,000
.........................................................................................................................
            24,400   Edwards Lifesciences Corp. (NON) (S)                                                      1,006,744
.........................................................................................................................
            15,800   Gen-Probe, Inc. (NON)                                                                       714,318
.........................................................................................................................
           131,700   Guidant Corp.                                                                             9,495,570
.........................................................................................................................
           317,400   Medtronic, Inc.                                                                          15,765,258
.........................................................................................................................
               250   Nobel Biocare Holding AG
                     (Switzerland)                                                                                45,809
.........................................................................................................................
            11,600   Respironics, Inc. (NON)                                                                     630,576
.........................................................................................................................
           191,600   St. Jude Medical, Inc. (NON)                                                              8,033,788
.........................................................................................................................
            39,700   Synthes, Inc. (Switzerland) (NON)                                                         4,452,630
.........................................................................................................................
            29,000   Waters Corp. (NON)                                                                        1,356,910
------------------------------------------------------------------------------------------------------------------------
                                                                                                              54,395,007
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (51.7%)
.........................................................................................................................
           405,800   Abbott Laboratories                                                                      18,930,570
.........................................................................................................................
            46,100   Allergan, Inc.                                                                            3,737,327
.........................................................................................................................
            18,090   AstraZeneca PLC
                     (London Exchange) (United Kingdom)                                                          656,000
.........................................................................................................................
           170,000   AstraZeneca PLC ADR
                     (United Kingdom)                                                                          6,186,300
.........................................................................................................................
            60,529   Aurobindo Pharma, Ltd. (India)                                                              451,598
.........................................................................................................................
            74,600   Barr Pharmaceuticals, Inc. (NON)                                                          3,397,284
.........................................................................................................................
             5,000   Basilea Pharmaceutical 144A
                     (Switzerland) (NON)                                                                         398,047
.........................................................................................................................
            80,200   Bristol-Myers Squibb Co.                                                                  2,054,724
.........................................................................................................................
            80,700   Caremark Rx, Inc. (NON)                                                                   3,182,001
.........................................................................................................................
            26,000   Cephalon, Inc. (NON) (S)                                                                  1,322,880
.........................................................................................................................
           349,600   GlaxoSmithKline PLC ADR
                     (United Kingdom)                                                                         16,567,544
.........................................................................................................................
           433,500   Johnson & Johnson                                                                        27,492,570
.........................................................................................................................
            10,180   Matrix Laboratories, Ltd. (India)                                                           574,131
.........................................................................................................................
           370,500   Novartis AG (Switzerland)                                                                18,674,921
.........................................................................................................................
            16,800   Par Pharmaceutical Cos., Inc. (NON) (S)                                                     695,184
.........................................................................................................................
           662,700   Pfizer, Inc. (SEG)                                                                       17,820,003
.........................................................................................................................
           115,812   Roche Holding AG (Switzerland)                                                           13,335,495
.........................................................................................................................
           233,000   Sankyo Co., Ltd. (Japan)                                                                  5,264,959
.........................................................................................................................
            35,000   Taisho Pharmaceutical Co., Ltd. (Japan)                                                     761,835
.........................................................................................................................
            78,300   Takeda Chemical Industries, Ltd. (Japan)                                                  3,943,660
.........................................................................................................................
           116,300   Teva Pharmaceutical Industries,
                     Ltd. ADR (Israel) (S)                                                                     3,472,718
.........................................................................................................................
           438,200   Wyeth                                                                                    18,662,938
.........................................................................................................................
           129,000   Yamanouchi Pharmaceutical Co., Ltd.
                     (Japan)                                                                                   5,024,012
------------------------------------------------------------------------------------------------------------------------
                                                                                                             172,606,701
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $265,372,678)                                                                    $325,286,114
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $10,961,118   Short-term investments held as
                     collateral for loaned securities
                     with yields ranging from 2.15%
                     to 2.50% and due dates ranging from
                     January 3, 2005 to February 2, 2005 (d)                                                 $10,951,311
.........................................................................................................................
         8,926,445   Putnam Prime Money Market Fund (e)                                                        8,926,445
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $19,877,756)                                                                      $19,877,756
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $285,250,434)                                                                    $345,163,870
------------------------------------------------------------------------------------------------------------------------


DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at December 31, 2004:
(as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Israel                                                                    1.1%
...............................................................................
Japan                                                                     4.6
...............................................................................
Switzerland                                                              11.3
...............................................................................
United Kingdom                                                            7.2
...............................................................................
United States                                                            75.5
...............................................................................
Other                                                                     0.3
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2004
(aggregate face value $16,448,095)
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate    Delivery   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Australian Dollar            $925,865     $914,373     4/20/05        $11,492
...............................................................................
Canadian Dollar               687,646      693,718     4/20/05         (6,072)
...............................................................................
Danish Krone                1,824,377    1,784,022     3/16/05         40,355
...............................................................................
Euro                       13,391,659   13,055,982     3/16/05        335,677
------------------------------------------------------------------------------
                                                                     $381,452
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2004
(aggregate face value $19,135,022)
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate    Delivery   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
British Pound              $1,097,016   $1,081,918     3/16/05       $(15,098)
...............................................................................
Japanese Yen                3,501,803    3,485,114     5/18/05        (16,689)
...............................................................................
Swiss Franc                14,559,472   14,567,990     3/16/05          8,518
------------------------------------------------------------------------------
                                                                     $(23,269)
------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                         Aggregate  Expiration     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
S&P 500 Index
(Long)                     $2,123,975   $2,095,301      Mar-05        $28,674
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT High Yield Fund

The fund's portfolio
December 31, 2004

CORPORATE BONDS AND NOTES (86.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.2%)
.........................................................................................................................
        $1,035,000   Lamar Media Corp. company
                     guaranty 7 1/4s, 2013                                                                    $1,117,800
------------------------------------------------------------------------------------------------------------------------
Automotive (1.9%)
.........................................................................................................................
           555,000   Affinia Group, Inc. 144A
                     sr. sub. notes 9s, 2014                                                                     578,588
.........................................................................................................................
           535,000   ArvinMeritor, Inc. notes 8 3/4s, 2012                                                       617,925
.........................................................................................................................
           315,000   Dana Corp. notes 10 1/8s, 2010                                                              355,503
.........................................................................................................................
         2,265,000   Dana Corp. notes 9s, 2011                                                                 2,805,769
.........................................................................................................................
           170,000   Dana Corp. notes 7s, 2029                                                                   169,575
.........................................................................................................................
           400,000   Delco Remy International, Inc.
                     company guaranty 11s, 2009                                                                  424,500
.........................................................................................................................
         1,400,000   Delco Remy International, Inc.
                     sr. sub. notes 9 3/8s, 2012                                                               1,435,000
.........................................................................................................................
           360,000   Dura Operating Corp. company
                     guaranty Ser. B, 8 5/8s, 2012                                                               374,400
.........................................................................................................................
         1,090,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                               1,236,225
.........................................................................................................................
           770,000   Meritor Automotive, Inc.
                     notes 6.8s, 2009                                                                            808,500
.........................................................................................................................
           955,000   Metaldyne Corp. 144A sr. notes
                     10s, 2013                                                                                   907,250
.........................................................................................................................
         2,425,000   Tenneco Automotive, Inc. sec.
                     notes Ser. B, 10 1/4s, 2013                                                               2,861,500
.........................................................................................................................
           985,000   Tenneco Automotive, Inc. 144A
                     sr. sub. notes 8 5/8s, 2014                                                               1,024,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,599,135
------------------------------------------------------------------------------------------------------------------------
Basic Materials (8.7%)
.........................................................................................................................
         1,165,000   Acetex Corp. sr. notes 10 7/8s,
                     2009 (Canada)                                                                             1,275,675
.........................................................................................................................
           170,000   AK Steel Corp. company
                     guaranty 7 7/8s, 2009                                                                       173,188
.........................................................................................................................
           650,000   AK Steel Corp. company
                     guaranty 7 3/4s, 2012                                                                       669,500
.........................................................................................................................
           435,000   ALROSA Finance SA 144A company
                     guaranty 8 7/8s, 2014 (Luxembourg)                                                          446,963
.........................................................................................................................
           155,000   Avecia Group PLC company
                     guaranty 11s, 2009 (United Kingdom)                                                         159,650
.........................................................................................................................
         1,585,000   BCP Caylux Holdings Luxembourg SCA
                     144A sr. sub. notes 9 5/8s, 2014
                     (Luxembourg)                                                                              1,787,088
.........................................................................................................................
           805,000   Boise Cascade, LLC 144A
                     sr. sub. notes 7 1/8s, 2014                                                                 851,288
.........................................................................................................................
           625,000   Century Aluminum Co. 144A company
                     guaranty 7 1/2s, 2014                                                                       665,625
.........................................................................................................................
         1,480,000   Compass Minerals Group, Inc.
                     company guaranty 10s, 2011                                                                1,665,000
.........................................................................................................................
           535,000   Compass Minerals
                     International, Inc. sr. disc.
                     notes stepped-coupon Ser. B, zero %
                     (12s, 6/1/08), 2013 (STP)                                                                   433,350
.........................................................................................................................
         1,450,000   Compass Minerals International, Inc.
                     sr. notes stepped-coupon zero %
                     (12 3/4s, 12/15/07), 2012 (STP)                                                           1,239,750
.........................................................................................................................
         1,215,000   Crystal US Holdings, LLC/US Sub 3 Corp.
                     144A sr. disc. notes stepped-coupon
                     zero % (10s, 10/1/09), 2014 (STP)                                                           841,388
.........................................................................................................................
         1,075,000   Equistar Chemicals LP notes 8 3/4s, 2009                                                  1,204,000
.........................................................................................................................
         3,230,000   Equistar Chemicals LP/Equistar Funding
                     Corp. company guaranty 10 1/8s, 2008                                                      3,722,575
.........................................................................................................................
           625,000   Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                    700,000
.........................................................................................................................
           535,000   Georgia-Pacific Corp. company
                     guaranty 8 7/8s, 2010                                                                       622,606
.........................................................................................................................
           875,000   Georgia-Pacific Corp. debs. 7.7s, 2015                                                      999,688
.........................................................................................................................
         1,155,000   Georgia-Pacific Corp. sr. notes 8s, 2024                                                  1,339,800
.........................................................................................................................
             4,000   Georgia-Pacific Corp. sr. notes
                      7 3/8s, 2008                                                                                 4,350
.........................................................................................................................
         1,470,000   Gerdau Ameristeel Corp.
                     sr. notes 10 3/8s, 2011 (Canada)                                                          1,723,575
.........................................................................................................................
         2,205,000   Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                             2,623,950
.........................................................................................................................
         1,480,000   Hercules, Inc. company guaranty
                     6 3/4s, 2029                                                                              1,528,100
.........................................................................................................................
           380,000   Huntsman Advanced Materials, LLC
                     144A sec. FRN 10s, 2008                                                                     406,600
.........................................................................................................................
            55,000   Huntsman Advanced Materials, LLC
                     144A sec. notes 11s, 2010                                                                    65,450
.........................................................................................................................
         1,490,000   Huntsman Co., LLC sr. disc.
                     notes zero %, 2008                                                                          983,400
.........................................................................................................................
         1,465,000   Huntsman ICI Chemicals, Inc.
                     company guaranty 10 1/8s, 2009                                                            1,541,913
.........................................................................................................................
         2,995,000   Huntsman ICI Holdings sr. disc.
                     notes zero %, 2009                                                                        1,677,200
.........................................................................................................................
           800,000   Huntsman, LLC company
                     guaranty 11 5/8s, 2010                                                                      946,000
.........................................................................................................................
           620,000   Huntsman, LLC 144A company
                     guaranty 11 1/2s, 2012                                                                      733,150
.........................................................................................................................
         1,510,000   Innophos, Inc. 144A
                     sr. sub. notes 8 7/8s, 2014                                                               1,630,800
.........................................................................................................................
           245,000   International Steel Group, Inc.
                     sr. notes 6 1/2s, 2014                                                                      262,763
.........................................................................................................................
         2,330,000   ISP Chemco, Inc. company
                     guaranty Ser. B, 10 1/4s, 2011                                                            2,632,900
.........................................................................................................................
            75,000   Jefferson Smurfit Corp. company
                     guaranty 7 1/2s, 2013                                                                        80,063
.........................................................................................................................
           725,000   Jefferson Smurfit Corp. company guaranty
                     company guaranty 8 1/4s, 2012                                                               790,250
.........................................................................................................................
            80,000   Kaiser Aluminum & Chemical Corp. sr. notes
                     Ser. B, 10 7/8s, 2006 (In default) (NON)                                                     70,600
.........................................................................................................................
           140,000   Lyondell Chemical Co.
                     bonds 11 1/8s, 2012                                                                         166,250
.........................................................................................................................
         1,085,000   Lyondell Chemical Co. company
                     guaranty 9 1/2s, 2008                                                                     1,177,225
.........................................................................................................................
         1,950,000   Lyondell Chemical Co. notes Ser. A,
                     9 5/8s, 2007                                                                              2,145,000
.........................................................................................................................
         1,700,000   MDP Acquisitions PLC
                     sr. notes 9 5/8s, 2012 (Ireland)                                                          1,895,500
.........................................................................................................................
EUR         70,000   MDP Acquisitions PLC sr. notes
                     Ser. EUR, 10 1/8s, 2012 (Ireland)                                                           108,504
.........................................................................................................................
        $1,271,318   MDP Acquisitions PLC sub. notes 1
                     5 1/2s, 2013 (Ireland) (PIK)                                                              1,493,799
.........................................................................................................................
         2,320,000   Millennium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                     2,639,000
.........................................................................................................................
EUR        140,000   Nalco Co. sr. notes 7 3/4s, 2011                                                            208,731
.........................................................................................................................
EUR        140,000   Nalco Co. sr. sub. notes 9s, 2013                                                           209,016
.........................................................................................................................
        $2,290,000   Nalco Co. sr. sub. notes 8 7/8s, 2013                                                     2,513,275
.........................................................................................................................
           780,000   Norske Skog Canada, Ltd.
                     sr. notes 7 3/8s, 2014 (Canada)                                                             813,150
.........................................................................................................................
           477,515   PCI Chemicals Canada sec.
                     sr. notes 10s, 2008 (Canada)                                                                506,166
.........................................................................................................................
           390,971   Pioneer Companies, Inc. sec.
                     sr.notes FRN 6.05s, 2006                                                                    410,520
.........................................................................................................................
           220,000   Resolution Performance
                     Products, LLC sr. notes 9 1/2s, 2010                                                        238,150
.........................................................................................................................
EUR        800,000   Rockwood Specialties Group, Inc.
                     sr. sub. notes 7 5/8s, 2014                                                               1,111,744
.........................................................................................................................
          $300,000   Rockwood Specialties Group, Inc.
                     144A sub. notes 7 1/2s, 2014                                                                311,250
.........................................................................................................................
EUR        885,000   SGL Carbon SA 144A
                     sr. notes 8 1/2s, 2012 (Luxembourg)                                                       1,329,699
.........................................................................................................................
        $1,125,000   Steel Dynamics, Inc. company
                     guaranty 9 1/2s, 2009                                                                     1,240,313
.........................................................................................................................
           289,803   Sterling Chemicals, Inc. sec.
                     notes 10s, 2007 (PIK)                                                                       289,803
.........................................................................................................................
           570,000   Stone Container Corp.
                     sr. notes 9 3/4s, 2011                                                                      624,150
.........................................................................................................................
         1,255,000   Stone Container Corp.
                     sr. notes 8 3/8s, 2012                                                                    1,367,950
.........................................................................................................................
           325,000   Stone Container Finance company
                     guaranty 7 3/8s, 2014 (Canada)                                                              344,500
.........................................................................................................................
           300,000   Tembec Industries, Inc. company
                     guaranty 7 3/4s, 2012 (Canada)                                                              290,250
.........................................................................................................................
           910,000   Ucar Finance, Inc. company
                     guaranty 10 1/4s, 2012                                                                    1,039,675
.........................................................................................................................
           719,000   United Agri Products 144A
                     sr. notes 8 1/4s, 2011                                                                      771,128
.........................................................................................................................
           286,000   United States Steel Corp.
                     sr. notes 9 3/4s, 2010                                                                      326,040
.........................................................................................................................
           324,000   United States Steel, LLC
                     sr. notes 10 3/4s, 2008                                                                     381,510
.........................................................................................................................
            90,026   Wheeling-Pittsburgh Steel Corp.
                     sr. notes 6s, 2010                                                                           76,522
.........................................................................................................................
           174,984   Wheeling-Pittsburgh Steel Corp.
                     sr. notes 5s, 2011                                                                          148,736
.........................................................................................................................
           370,000   WHX Corp. sr. notes 10 1/2s, 2005                                                           351,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              61,027,254
------------------------------------------------------------------------------------------------------------------------
Beverage (0.1%)
.........................................................................................................................
           685,000   Constellation Brands, Inc. company
                     guaranty Ser. B, 8s, 2008                                                                   750,075
.........................................................................................................................
            70,000   Constellation Brands, Inc.
                     sr. sub. notes Ser. B, 8 1/8s, 2012                                                          76,475
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 826,550
------------------------------------------------------------------------------------------------------------------------
Broadcasting (2.6%)
.........................................................................................................................
           770,000   British Sky Broadcasting PLC company
                     guaranty 8.2s, 2009 (United Kingdom)                                                        890,052
.........................................................................................................................
         2,320,000   British Sky Broadcasting PLC company
                     guaranty 6 7/8s, 2009 (United Kingdom)                                                    2,545,063
.........................................................................................................................
         1,500,000   DirecTV Holdings, LLC
                     sr. notes 8 3/8s, 2013                                                                    1,681,875
.........................................................................................................................
         6,832,000   Diva Systems Corp. sr. disc. notes Ser. B,
                     12 5/8s, 2008 (In default) (NON)                                                             29,890
.........................................................................................................................
         2,660,000   Echostar DBS Corp.
                     sr. notes 6 3/8s, 2011                                                                    2,719,850
.........................................................................................................................
         1,630,000   Echostar DBS Corp. 144A company
                     guaranty 6 5/8s, 2014                                                                     1,654,450
.........................................................................................................................
         2,580,000   Granite Broadcasting Corp. sec.
                     notes 9 3/4s, 2010                                                                        2,463,900
.........................................................................................................................
           595,000   Gray Television, Inc. company
                     guaranty 9 1/4s, 2011                                                                       666,400
.........................................................................................................................
            92,581   Knology, Inc. 144A sr. notes 12s,
                     2009 (PIK)                                                                                   89,341
.........................................................................................................................
         2,565,000   Rainbow National Services, LLC 144A
                     sr. notes 8 3/4s, 2012                                                                    2,815,088
.........................................................................................................................
           690,000   Sinclair Broadcast Group, Inc.
                     company guaranty 8s, 2012                                                                   733,125
.........................................................................................................................
           937,000   Young Broadcasting, Inc. company
                     guaranty 10s, 2011                                                                        1,000,248
.........................................................................................................................
           735,000   Young Broadcasting, Inc.
                     sr. sub. notes 8 3/4s, 2014                                                                 740,513
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,029,795
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.7%)
.........................................................................................................................
           640,000   Building Materials Corp. company
                     guaranty 8s, 2008                                                                           659,200
.........................................................................................................................
         1,070,000   Dayton Superior Corp. sec.
                     notes 10 3/4s, 2008                                                                       1,144,900
.........................................................................................................................
           525,000   Owens Corning bonds 7 1/2s,
                     2018 (In default) (NON)                                                                     429,188
.........................................................................................................................
         1,245,000   Owens Corning notes 7 1/2s,
                     2005 (In default) (NON)                                                                   1,008,450
.........................................................................................................................
         1,370,000   THL Buildco, Inc. (Nortek, Inc.)
                     144A sr. sub. notes 8 1/2s, 2014                                                          1,431,650
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,673,388
------------------------------------------------------------------------------------------------------------------------
Cable Television (3.2%)
.........................................................................................................................
            60,000   Adelphia Communications Corp. notes
                     Ser. B, 9 7/8s, 2005 (In default) (NON)                                                      57,450
.........................................................................................................................
           290,000   Adelphia Communications Corp.
                     sr. notes 10 7/8s, 2010 (In default) (NON)                                                  287,100
.........................................................................................................................
           130,000   Adelphia Communications Corp.
                     sr. notes 10 1/4s, 2006 (In default) (NON)                                                  126,425
.........................................................................................................................
            80,000   Adelphia Communications Corp. sr. notes
                     9 3/8s, 2009 (In default) (NON)                                                              79,000
.........................................................................................................................
           140,000   Adelphia Communications Corp. sr. notes
                     7 7/8s, 2009 (In default) (NON)                                                             130,200
.........................................................................................................................
           755,000   Adelphia Communications Corp. sr. notes
                     Ser. B, 9 7/8s, 2007 (In default) (NON)                                                     722,913
.........................................................................................................................
           650,000   Adelphia Communications Corp. sr. notes
                     Ser. B, 7 3/4s, 2009 (In default) (NON)                                                     607,750
.........................................................................................................................
           865,000   Atlantic Broadband Finance, LLC
                     144A sr. sub. notes 9 3/8s, 2014                                                            836,888
.........................................................................................................................
         1,065,000   Cablevision Systems Corp. 144A
                     sr. notes 8s, 2012                                                                        1,136,888
.........................................................................................................................
           190,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. disc. notes stepped-coupon
                     zero% (12 1/8s, 1/15/07), 2012 (STP)                                                        129,200
.........................................................................................................................
         1,225,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. disc. notes stepped-coupon
                     zero% (11 3/4s, 5/15/06), 2011 (STP)                                                        900,375
.........................................................................................................................
         1,475,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. notes 11 1/8s, 2011                                                     1,334,875
.........................................................................................................................
         2,260,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. notes 10 3/4s, 2009                                                     2,056,600
.........................................................................................................................
           775,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. notes 10 1/4s, 2010                                                       680,063
.........................................................................................................................
         2,815,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. notes 10s, 2011                                                         2,406,825
.........................................................................................................................
         1,790,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. notes 9 5/8s, 2009                                                      1,570,725
.........................................................................................................................
           375,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. notes 8 5/8s, 2009                                                        325,313
.........................................................................................................................
           780,000   CSC Holdings, Inc. debs. 7 5/8s, 2018                                                       824,850
.........................................................................................................................
           810,000   CSC Holdings, Inc.
                     sr. notes Ser. B, 7 5/8s, 2011                                                              872,775
.........................................................................................................................
         1,495,000   CSC Holdings, Inc. 144A
                     sr. notes 6 3/4s, 2012                                                                    1,539,850
.........................................................................................................................
         2,760,000   Kabel Deutsheland GmbH 144A
                     sr. notes 10 5/8s, 2014 (Germany)                                                         3,174,000
.........................................................................................................................
           380,000   Quebecor Media, Inc. sr. disc.
                     notes stepped-coupon zero %
                     (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                                     376,200
.........................................................................................................................
         1,630,000   Quebecor Media, Inc.
                     sr. notes 11 1/8s, 2011 (Canada)                                                          1,866,350
.........................................................................................................................
           550,000   Videotron Ltee company
                     guaranty 6 7/8s, 2014 (Canada)                                                              568,563
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,611,178
------------------------------------------------------------------------------------------------------------------------
Capital Goods (6.6%)
.........................................................................................................................
         1,290,000   AEP Industries, Inc.
                     sr. sub. notes 9 7/8s, 2007                                                               1,309,350
.........................................................................................................................
         2,240,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 8 1/2s, 2008                                                     2,380,000
.........................................................................................................................
           330,000   Allied Waste North America, Inc.
                     sec. notes 6 1/2s, 2010                                                                     323,400
.........................................................................................................................
           840,000   Amsted Industries, Inc. 144A
                     sr. notes 10 1/4s, 2011                                                                     949,200
.........................................................................................................................
         1,160,000   Argo-Tech Corp. sr. notes 9 1/4s, 2011                                                    1,273,100
.........................................................................................................................
           415,000   BE Aerospace, Inc. sr. notes 8 1/2s, 2010                                                   456,500
.........................................................................................................................
         1,655,000   BE Aerospace, Inc. sr. sub. notes
                     Ser. B, 8s, 2008                                                                          1,657,069
.........................................................................................................................
         1,585,000   Blount, Inc. sr. sub. notes 8 7/8s, 2012                                                  1,719,725
.........................................................................................................................
         1,185,000   Browning-Ferris Industries, Inc.
                     debs. 7.4s, 2035                                                                          1,036,875
.........................................................................................................................
           950,000   Browning-Ferris Industries, Inc.
                     sr. notes 6 3/8s, 2008                                                                      969,000
.........................................................................................................................
         1,710,000   Crown Euro Holdings SA sec.
                     notes 10 7/8s, 2013 (France)                                                              2,022,075
.........................................................................................................................
EUR        150,000   Crown Euro Holdings SA sec.
                     notes 10 1/4s, 2011 (France)                                                                237,503
.........................................................................................................................
        $1,570,000   Crown Euro Holdings SA sec.
                     notes 9 1/2s, 2011 (France)                                                               1,789,800
.........................................................................................................................
EUR        250,000   Crown Euro Holdings SA sec.
                     notes 6 1/4s, 2011 (France)                                                                 359,822
.........................................................................................................................
        $4,270,000   Decrane Aircraft Holdings Co.
                     company guaranty zero %, 2008                                                             1,622,600
.........................................................................................................................
         1,590,000   Earle M. Jorgensen Co. sec.
                     notes 9 3/4s, 2012                                                                        1,788,750
.........................................................................................................................
           590,000   FIMEP SA sr. notes 10 1/2s,
                     2013 (France)                                                                               699,150
.........................................................................................................................
EUR        680,000   Flender Holdings 144A
                     sr. notes 11s, 2010 (Germany)                                                             1,110,412
.........................................................................................................................
        $1,018,000   Flowserve Corp. company
                     guaranty 12 1/4s, 2010                                                                    1,129,980
.........................................................................................................................
           240,000   Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                    250,800
.........................................................................................................................
         1,735,000   Invensys, PLC notes 9 7/8s, 2011
                     (United Kingdom)                                                                          1,865,125
.........................................................................................................................
           640,000   L-3 Communications Corp. company
                     guaranty 7 5/8s, 2012                                                                       702,400
.........................................................................................................................
         1,500,000   L-3 Communications Corp. company
                     guaranty 6 1/8s, 2013                                                                     1,548,750
.........................................................................................................................
         2,290,000   Legrand SA debs. 8 1/2s, 2025 (France)                                                    2,702,200
.........................................................................................................................
           357,000   Manitowoc Co., Inc. (The) company
                     guaranty 10 1/2s, 2012                                                                      410,550
.........................................................................................................................
EUR        315,000   Manitowoc Co., Inc. (The) company
                     guaranty 10 3/8s, 2011                                                                      479,705
.........................................................................................................................
          $415,000   Manitowoc Co., Inc. (The)
                     sr. notes 7 1/8s, 2013                                                                      449,238
.........................................................................................................................
           430,000   Mueller Group, Inc. sec. FRN 6.91s, 2011                                                    445,050
.........................................................................................................................
           510,000   Mueller Group, Inc. sr. sub.
                     notes 10s, 2012                                                                             555,900
.........................................................................................................................
            75,000   Owens-Brockway Glass company
                     guaranty 8 7/8s, 2009                                                                        81,563
.........................................................................................................................
         1,035,000   Owens-Brockway Glass company
                     guaranty 8 1/4s, 2013                                                                     1,138,500
.........................................................................................................................
           820,000   Owens-Brockway Glass company
                     guaranty 7 3/4s, 2011                                                                       887,650
.........................................................................................................................
         2,340,000   Owens-Brockway Glass sr. sec.
                     notes 8 3/4s, 2012                                                                        2,638,350
.........................................................................................................................
           140,000   Owens-Illinois, Inc. debs. 7.8s, 2018                                                       145,600
.........................................................................................................................
           630,000   Pliant Corp. sec. notes 11 1/8s, 2009                                                       686,700
.........................................................................................................................
EUR        335,000   Polypore, Inc. notes 8 3/4s, 2012                                                           475,787
.........................................................................................................................
          $595,000   Polypore, Inc. sr. sub. notes
                     8 3/4s, 2012                                                                                621,775
.........................................................................................................................
           690,000   Sequa Corp. sr. notes 9s, 2009                                                              781,425
.........................................................................................................................
         1,310,000   Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                                1,434,450
.........................................................................................................................
           425,000   Siebe PLC 144A sr. unsub. 6 1/2s,
                     2010 (United Kingdom)                                                                       405,875
.........................................................................................................................
           440,000   Solo Cup Co. sr. sub. notes 8 1/2s, 2014                                                    457,600
.........................................................................................................................
           875,000   Tekni-Plex, Inc. 144A sr. sec.
                     notes 8 3/4s, 2013                                                                          870,625
.........................................................................................................................
           360,000   Terex Corp. company guaranty
                     9 1/4s, 2011                                                                                404,100
.........................................................................................................................
         1,285,000   Terex Corp. company
                     guaranty Ser. B, 10 3/8s, 2011                                                            1,444,019
.........................................................................................................................
         1,195,000   Titan Corp. (The) company
                     guaranty 8s, 2011                                                                         1,272,675
------------------------------------------------------------------------------------------------------------------------
                                                                                                              45,990,723
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.9%)
.........................................................................................................................
         1,710,000   Coinmach Corp. sr. notes 9s, 2010                                                         1,778,400
.........................................................................................................................
         1,225,000   IESI Corp. company guaranty
                     10 1/4s, 2012                                                                             1,451,625
.........................................................................................................................
         2,650,000   Laidlaw International, Inc.
                     sr. notes 10 3/4s, 2011                                                                   3,093,875
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,323,900
------------------------------------------------------------------------------------------------------------------------
Communication Services (8.7%)
.........................................................................................................................
           687,000   Alamosa Delaware, Inc. company
                     guaranty 11s, 2010                                                                          814,095
.........................................................................................................................
           511,000   Alamosa Delaware, Inc. company
                     guaranty stepped-coupon zero %
                     (12s, 7/31/05), 2009 (STP)                                                                  554,435
.........................................................................................................................
           685,000   Alamosa Delaware, Inc.
                     sr. notes 8 1/2s, 2012                                                                      748,363
.........................................................................................................................
           385,000   American Cellular Corp. company
                     guaranty 9 1/2s, 2009                                                                       330,138
.........................................................................................................................
           110,000   American Tower Corp.
                     sr. notes 9 3/8s, 2009                                                                      116,325
.........................................................................................................................
           735,000   American Tower Corp.
                     sr. notes 7 1/2s, 2012                                                                      771,750
.........................................................................................................................
         2,430,000   American Towers, Inc. company
                     guaranty 7 1/4s, 2011                                                                     2,575,800
.........................................................................................................................
         1,080,000   Asia Global Crossing, Ltd. sr. notes
                     13 3/8s, 2010 (Bermuda) (In default) (NON)                                                   70,200
.........................................................................................................................
         3,575,000   AT&T Corp. sr. notes 9 3/4s, 2031                                                         4,267,656
.........................................................................................................................
         1,655,000   Centennial Cellular Operating Co.
                     company guaranty 10 1/8s, 2013                                                            1,857,738
.........................................................................................................................
           290,000   Cincinnati Bell Telephone Co.
                     company guaranty 6.3s, 2028                                                                 260,275
.........................................................................................................................
         2,085,000   Cincinnati Bell, Inc.
                     sr. sub. notes 8 3/8s, 2014                                                               2,111,063
.........................................................................................................................
           785,000   Cincinnati Bell, Inc.
                     sr. sub. notes 7 1/4s, 2023                                                                 761,450
.........................................................................................................................
         1,840,000   Citizens Communications Co.
                     notes 9 1/4s, 2011                                                                        2,152,800
.........................................................................................................................
         1,595,000   Citizens Communications Co.
                     sr. notes 6 1/4s, 2013                                                                    1,606,963
.........................................................................................................................
           998,758   Colo.com, Inc. 144A sr. notes
                     13 7/8s, 2010 (In default) (NON)                                                                100
.........................................................................................................................
         1,910,000   Crown Castle International Corp.
                     sr. notes 9 3/8s, 2011                                                                    2,139,200
.........................................................................................................................
           505,000   Eircom Funding company guaranty
                     Ser. US$, 8 1/4s, 2013 (Ireland)                                                            558,025
.........................................................................................................................
           735,000   Fairpoint Communications, Inc.
                     sr. sub. notes 12 1/2s, 2010                                                                793,800
.........................................................................................................................
           224,449   Globix Corp. company guaranty
                     11s, 2008 (PIK)                                                                             206,493
.........................................................................................................................
         1,705,000   Inmarsat Finance PLC company guaranty
                     7 5/8s, 2012 (United Kingdom)                                                             1,773,200
.........................................................................................................................
         1,765,000   Inmarsat Finance PLC 144A company
                     guaranty stepped-coupon zero % (10 3/8s,
                     11/15/08), 2012 (United Kingdom) (STP)                                                    1,270,800
.........................................................................................................................
           580,000   iPCS Escrew Co. notes 11 1/2s, 2012                                                         658,300
.........................................................................................................................
           195,000   IWO Escrow Co. 144A sec.
                     FRN 6.32s, 2012                                                                             196,463
.........................................................................................................................
           195,000   IWO Escrow Co. 144A sr. disc.
                     notes stepped-coupon zero %
                     (10 3/4s, 1/15/10), 2015 (STP)                                                              120,900
.........................................................................................................................
         1,210,000   Level 3 Financing, Inc. 144A
                     sr. notes 10 3/4s, 2011                                                                   1,095,050
.........................................................................................................................
         1,360,000   Madison River Capital Corp.
                     sr. notes 13 1/4s, 2010                                                                   1,468,800
.........................................................................................................................
         2,912,000   MCI, Inc. sr. notes 7.735s, 2014                                                          3,130,400
.........................................................................................................................
           509,000   MCI, Inc. sr. notes 6.688s, 2009                                                            526,815
.........................................................................................................................
         3,005,000   Nextel Communications, Inc.
                     sr. notes 7 3/8s, 2015                                                                    3,305,500
.........................................................................................................................
           440,000   Nextel Communications, Inc.
                     sr. notes 6 7/8s, 2013                                                                      477,400
.........................................................................................................................
         1,490,000   Nextel Communications, Inc.
                     sr. notes 5.95s, 2014                                                                     1,542,150
.........................................................................................................................
            72,000   Nextel Partners, Inc.
                     sr. notes 12 1/2s, 2009                                                                      82,080
.........................................................................................................................
         2,340,000   Nextel Partners, Inc.
                     sr. notes 8 1/8s, 2011                                                                    2,597,400
.........................................................................................................................
         1,785,000   Qwest Communications International, Inc.
                     144A sr. notes 7 1/2s, 2014                                                               1,802,850
.........................................................................................................................
         5,010,000   Qwest Corp. 144A notes 9 1/8s, 2012                                                       5,786,550
.........................................................................................................................
           720,000   Qwest Services Corp. 144A
                     notes 14 1/2s, 2014                                                                         910,800
.........................................................................................................................
         1,085,000   Qwest Services Corp. 144A
                     notes 14s, 2010                                                                           1,304,713
.........................................................................................................................
           745,000   Rogers Cantel, Ltd. debs. 9 3/4s,
                     2016 (Canada)                                                                               890,275
.........................................................................................................................
           790,000   Rogers Wireless Communications, Inc.
                     144A sr. sub. notes 8s, 2012 (Canada)                                                       835,425
.........................................................................................................................
           630,000   Rogers Wireless Communications, Inc.
                     144A sec. notes 7 1/2s, 2015 (Canada)                                                       664,650
.........................................................................................................................
         1,910,000   Rural Cellular Corp.
                     sr. sub. notes 9 3/4s, 2010                                                               1,728,550
.........................................................................................................................
           550,000   SBA Communications Corp. 144A
                     sr. notes 8 1/2s, 2012                                                                      561,000
.........................................................................................................................
         1,395,000   SBA Telecommunications Inc./SBA
                     Communication Corp. sr. disc.
                     notes stepped-coupon zero %
                     (9 3/4s, 12/15/07), 2011 (STP)                                                            1,175,288
.........................................................................................................................
         1,300,000   TSI Telecommunication
                     Services, Inc. company
                     guaranty Ser. B, 12 3/4s, 2009                                                            1,478,750
.........................................................................................................................
           710,000   UbiquiTel Operating Co.
                     sr. notes 9 7/8s, 2011                                                                      796,975
.........................................................................................................................
           555,000   UbiquiTel Operating Co. 144A
                     sr. notes 9 7/8s, 2011                                                                      622,988
.........................................................................................................................
         2,031,681   Verado Holdings, Inc. sr. disc.
                     notes 13s, 2008 (In default) (NON)                                                              203
.........................................................................................................................
         1,030,000   Western Wireless Corp.
                     sr. notes 9 1/4s, 2013                                                                    1,120,125
------------------------------------------------------------------------------------------------------------------------
                                                                                                              60,621,069
------------------------------------------------------------------------------------------------------------------------
Consumer (1.0%)
.........................................................................................................................
         1,225,000   Icon Health & Fitness company
                     guaranty 11 1/4s, 2012                                                                    1,029,000
.........................................................................................................................
         1,060,000   Jostens Holding Corp. sr. disc.
                     notes stepped-coupon zero %
                     (10 1/4s, 12/1/08), 2013 (STP)                                                              752,600
.........................................................................................................................
         2,560,000   Jostens IH Corp. 144A company
                     guaranty 7 5/8s, 2012                                                                     2,662,400
.........................................................................................................................
         2,180,000   Samsonite Corp.
                     sr. sub. notes 8 7/8s, 2011                                                               2,359,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,803,850
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.2%)
.........................................................................................................................
           630,000   Church & Dwight Co., Inc. 144A
                     sr. sub. notes 6s, 2012                                                                     641,025
.........................................................................................................................
           665,000   Elizabeth Arden, Inc. company
                     guaranty 7 3/4s, 2014                                                                       704,900
.........................................................................................................................
         2,020,000   Playtex Products, Inc. company
                     guaranty 9 3/8s, 2011                                                                     2,156,350
.........................................................................................................................
         1,520,000   Playtex Products, Inc. sec.
                     notes 8s, 2011                                                                            1,660,600
.........................................................................................................................
         1,455,000   Prestige Brands, Inc. 144A
                     sr. sub. notes 9 1/4s, 2012                                                               1,545,938
.........................................................................................................................
         1,395,000   Remington Arms Co., Inc. company
                     guaranty 10 1/2s, 2011                                                                    1,346,175
.........................................................................................................................
           480,000   Scotts Co. (The)
                     sr. sub. notes 6 5/8s, 2013                                                                 505,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,560,188
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.6%)
.........................................................................................................................
         1,165,000   Brand Services, Inc. company
                     guaranty 12s, 2012                                                                        1,304,800
.........................................................................................................................
         1,215,000   United Rentals
                     (North America), Inc. company
                     guaranty 6 1/2s, 2012                                                                     1,184,625
.........................................................................................................................
         1,785,000   Williams Scotsman, Inc. company
                     guaranty 9 7/8s, 2007                                                                     1,785,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,274,425
------------------------------------------------------------------------------------------------------------------------
Energy (7.1%)
.........................................................................................................................
         1,960,000   Arch Western Finance, LLC
                     sr. notes 6 3/4s, 2013                                                                    2,023,700
.........................................................................................................................
           790,000   Arch Western Finance, LLC 144A
                     sr. notes 6 3/4s, 2013                                                                      815,675
.........................................................................................................................
         1,205,000   Bluewater Finance, Ltd. company
                     guaranty 10 1/4s, 2012 (Cayman Islands)                                                   1,316,463
.........................................................................................................................
         1,220,000   BRL Universal Equipment sec.
                     notes 8 7/8s, 2008                                                                        1,281,000
.........................................................................................................................
         1,090,000   CHC Helicopter Corp.
                     sr. sub. notes 7 3/8s, 2014 (Canada)                                                      1,149,950
.........................................................................................................................
           770,000   Chesapeake Energy Corp. company
                     guaranty 9s, 2012                                                                           879,725
.........................................................................................................................
           514,000   Chesapeake Energy Corp. company
                     guaranty 7 3/4s, 2015                                                                       558,975
.........................................................................................................................
           500,000   Chesapeake Energy Corp.
                     sr. notes 7 1/2s, 2014                                                                      546,250
.........................................................................................................................
         1,395,000   Chesapeake Energy Corp.
                     sr. notes 7 1/2s, 2013                                                                    1,518,806
.........................................................................................................................
           625,000   Chesapeake Energy Corp.
                     sr. notes 7s, 2014                                                                          665,625
.........................................................................................................................
         1,000,000   Comstock Resources, Inc.
                     sr. notes 6 7/8s, 2012                                                                    1,032,500
.........................................................................................................................
           890,000   Dresser, Inc. company
                     guaranty 9 3/8s, 2011                                                                       974,550
.........................................................................................................................
           435,000   Dresser-Rand Group, Inc. 144A
                     sr. sub. notes 7 3/8s, 2014                                                                 443,700
.........................................................................................................................
         1,050,000   Encore Acquisition Co. company
                     guaranty 8 3/8s, 2012                                                                     1,168,125
.........................................................................................................................
           495,000   Encore Acquisition Co.
                     sr. sub. notes 6 1/4s, 2014                                                                 497,475
.........................................................................................................................
         1,440,000   Exco Resources, Inc. company
                     guaranty 7 1/4s, 2011                                                                     1,540,800
.........................................................................................................................
           650,000   Forest Oil Corp. company
                     guaranty 7 3/4s, 2014                                                                       706,875
.........................................................................................................................
         1,215,000   Forest Oil Corp. sr. notes 8s, 2011                                                       1,388,138
.........................................................................................................................
           295,000   Forest Oil Corp. sr. notes 8s, 2008                                                         324,500
.........................................................................................................................
           730,000   Hanover Compressor Co.
                     sr. notes 9s, 2014                                                                          812,125
.........................................................................................................................
           720,000   Hanover Compressor Co.
                     sr. notes 8 5/8s, 2010                                                                      786,600
.........................................................................................................................
         1,080,000   Hanover Compressor Co.
                     sub. notes zero %, 2007                                                                     939,600
.........................................................................................................................
           720,000   Hanover Equipment Trust sec.
                     notes Ser. B, 8 3/4s, 2011                                                                  781,200
.........................................................................................................................
         1,350,000   Harvest Operations Corp. 144A
                     sr. notes 7 7/8s, 2011 (Canada)                                                           1,360,125
.........................................................................................................................
           555,000   Hornbeck Offshore Services, Inc.
                     144A sr. notes 6 1/8s, 2014                                                                 557,775
.........................................................................................................................
           715,000   KCS Energy, Inc. sr. notes 7 1/8s, 2012                                                     750,750
.........................................................................................................................
         1,200,000   Key Energy Services, Inc.
                     sr. notes 6 3/8s, 2013                                                                    1,224,000
.........................................................................................................................
         1,810,000   Massey Energy Co. sr. notes 6 5/8s, 2010                                                  1,891,450
.........................................................................................................................
         1,380,000   Newfield Exploration Co.
                     sr. notes 7 5/8s, 2011                                                                    1,552,500
.........................................................................................................................
         1,620,000   Newfield Exploration Co. 144A
                     sr. sub. notes 6 5/8s, 2014                                                               1,713,150
.........................................................................................................................
         1,235,000   Offshore Logistics, Inc. company
                     guaranty 6 1/8s, 2013                                                                     1,253,525
.........................................................................................................................
         1,041,734   Oslo Seismic Services, Inc. 1st
                     mtge. 8.28s, 2011                                                                         1,104,808
.........................................................................................................................
           755,000   Pacific Energy Partners/Pacific Energy
                     Finance Corp. sr. notes 7 1/8s, 2014                                                        804,075
.........................................................................................................................
           442,000   Parker Drilling Co. company
                     guaranty Ser. B, 10 1/8s, 2009                                                              465,205
.........................................................................................................................
         1,490,000   Peabody Energy Corp.
                     sr. notes 5 7/8s, 2016                                                                    1,486,275
.........................................................................................................................
           320,000   Pemex Project Funding Master Trust
                     company guaranty 8 5/8s, 2022                                                               371,200
.........................................................................................................................
           505,000   Pemex Project Funding Master Trust
                     company guaranty 7 3/8s, 2014                                                               559,288
.........................................................................................................................
         1,130,000   Petro Geo-Services notes 10s,
                     2010 (Norway)                                                                             1,288,200
.........................................................................................................................
         1,010,000   Plains Exploration & Production Co.
                     sr. notes 7 1/8s, 2014                                                                    1,100,900
.........................................................................................................................
         1,605,000   Plains Exploration & Production Co.
                     sr. sub. notes 8 3/4s, 2012                                                               1,793,588
.........................................................................................................................
         1,060,000   Pogo Producing Co.
                     sr. sub. notes Ser. B, 8 1/4s, 2011                                                       1,150,100
.........................................................................................................................
         1,865,000   Pride sr. notes 7 3/8s, 2014                                                              2,037,513
.........................................................................................................................
         1,140,000   Seabulk International, Inc. company
                     guaranty 9 1/2s, 2013                                                                     1,225,500
.........................................................................................................................
           630,000   Seven Seas Petroleum, Inc. sr. notes Ser. B,
                     12 1/2s, 2005 (In default) (NON) (F)                                                              6
.........................................................................................................................
         1,720,000   Star Gas Partners LP/Star Gas
                     Finance Co. sr. notes 10 1/4s, 2013                                                       1,883,400
.........................................................................................................................
           790,000   Stone Energy Corp. 144A
                     sr. sub. notes 6 3/4s, 2014                                                                 788,025
.........................................................................................................................
           280,000   Universal Compression, Inc.
                     sr. notes 7 1/4s, 2010                                                                      298,900
.........................................................................................................................
           660,000   Vintage Petroleum, Inc.
                     sr. notes 8 1/4s, 2012                                                                      729,300
.........................................................................................................................
           285,000   Vintage Petroleum, Inc.
                     sr. sub. notes 7 7/8s, 2011                                                                 302,813
------------------------------------------------------------------------------------------------------------------------
                                                                                                              49,844,728
------------------------------------------------------------------------------------------------------------------------
Entertainment (1.8%)
.........................................................................................................................
           550,000   AMC Entertainment, Inc.
                     sr. sub. notes 9 7/8s, 2012                                                                 599,500
.........................................................................................................................
           443,000   AMC Entertainment, Inc.
                     sr. sub. notes 9 1/2s, 2011                                                                 457,951
.........................................................................................................................
         2,181,000   AMC Entertainment, Inc.
                     sr. sub. notes 8s, 2014                                                                   2,170,095
.........................................................................................................................
         1,205,000   Cinemark USA, Inc.
                     sr. sub. notes 9s, 2013                                                                   1,375,206
.........................................................................................................................
         2,915,000   Cinemark, Inc. sr. disc.
                     notes stepped-coupon zero %
                     (9 3/4s, 3/15/07), 2009 (STP)                                                             2,200,825
.........................................................................................................................
         1,975,000   Six Flags, Inc. sr. notes 9 5/8s, 2014                                                    1,984,875
.........................................................................................................................
         2,585,000   Six Flags, Inc. sr. notes 8 7/8s, 2010                                                    2,633,469
.........................................................................................................................
           550,000   Universal City Florida Holding Co.
                     144A sr. notes 8 3/8s, 2010                                                                 570,625
.........................................................................................................................
           780,000   Universal City Florida Holding Co.
                     144A sr. notes FRN 7.2s, 2010                                                               811,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,803,746
------------------------------------------------------------------------------------------------------------------------
Financial (4.4%)
.........................................................................................................................
           575,000   Crescent Real Estate Equities LP
                     notes 7 1/2s, 2007 (R)                                                                      616,688
.........................................................................................................................
         1,555,000   Crescent Real Estate Equities LP
                     sr. notes 9 1/4s, 2009 (R)                                                                1,706,613
.........................................................................................................................
        17,500,000   Dow Jones CDX HY 144A pass-through
                     certificates Ser. 3-3, 8s, 2009                                                          17,948,438
.........................................................................................................................
         4,150,000   Dow Jones CDX HY 144A pass-through
                     certificates 7 3/4s, 2009                                                                 4,266,719
.........................................................................................................................
         1,875,000   E*Trade Finance Corp. 144A
                     sr. notes 8s, 2011                                                                        2,015,625
.........................................................................................................................
         2,395,860   Finova Group, Inc. notes 7 1/2s, 2009                                                     1,173,971
.........................................................................................................................
           235,000   Tengizchevroll Finance Co. 144A
                     sec. notes 6.124s, 2014 (Luxembourg)                                                        236,175
.........................................................................................................................
           935,000   UBS AG/Jersey Branch sr. notes
                     Ser. EMTN, 9.14s, 2008 (Jersey)                                                           1,019,150
.........................................................................................................................
         1,320,000   Western Financial Bank
                     sub. debs. 9 5/8s, 2012                                                                   1,504,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,488,179
------------------------------------------------------------------------------------------------------------------------
Food (1.0%)
.........................................................................................................................
           233,908   Archibald Candy Corp. company
                     guaranty 10s, 2007 (In default) (NON) (PIK) (F)                                              49,822
.........................................................................................................................
           395,000   ASG Consolidated LLC/ASG Finance, Inc.
                     144A sr. disc. notes stepped-coupon
                     zero % (11 1/2s, 11/1/08), 2011 (STP)                                                       251,813
.........................................................................................................................
         1,410,000   Dean Foods Co. sr. notes 6 5/8s, 2009                                                     1,484,025
.........................................................................................................................
           410,000   Del Monte Corp. company
                     guaranty Ser. B, 9 1/4s, 2011                                                               447,925
.........................................................................................................................
         1,030,000   Del Monte Corp.
                     sr. sub. notes 8 5/8s, 2012                                                               1,153,600
.........................................................................................................................
         1,035,000   Doane Pet Care Co.
                     sr. sub. debs. 9 3/4s, 2007                                                               1,019,475
.........................................................................................................................
         1,685,000   Pinnacle Foods Holding Corp. 144A
                     sr. sub. notes 8 1/4s, 2013                                                               1,604,963
.........................................................................................................................
           330,000   Pinnacle Foods Holding Corp. 144A
                     sr. sub. notes 8 1/4s, 2013                                                                 314,325
.........................................................................................................................
EUR        490,000   United Biscuits Finance company
                     guaranty 10 5/8s, 2011 (United Kingdom)                                                     709,246
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,035,194
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (3.4%)
.........................................................................................................................
           665,000   Ameristar Casinos, Inc. company
                     guaranty 10 3/4s, 2009                                                                      741,475
.........................................................................................................................
           670,000   Argosy Gaming Co.
                     sr. sub. notes 7s, 2014                                                                     740,350
.........................................................................................................................
         1,020,000   Boyd Gaming Corp.
                     sr. sub. notes 8 3/4s, 2012                                                               1,137,300
.........................................................................................................................
           300,000   Boyd Gaming Corp.
                     sr. sub. notes 7 3/4s, 2012                                                                 327,375
.........................................................................................................................
           595,000   Boyd Gaming Corp.
                     sr. sub. notes 6 3/4s, 2014                                                                 623,263
.........................................................................................................................
           680,000   Chumash Casino & Resort Enterprise
                     144A sr. notes 9s, 2010                                                                     754,800
.........................................................................................................................
           515,000   Harrah's Operating Co., Inc.
                     company guaranty 8s, 2011                                                                   598,151
.........................................................................................................................
           825,000   Mandalay Resort Group
                     sr. notes 6 3/8s, 2011                                                                      862,125
.........................................................................................................................
           210,000   MGM Mirage, Inc. coll.
                     sr. notes 6 7/8s, 2008                                                                      227,325
.........................................................................................................................
         1,810,000   MGM Mirage, Inc. company
                     guaranty 8 1/2s, 2010                                                                     2,058,875
.........................................................................................................................
           630,000   MGM Mirage, Inc. company
                     guaranty 6s, 2009                                                                           645,750
.........................................................................................................................
           410,000   Mirage Resorts, Inc. debs. 7 1/4s, 2017                                                     424,350
.........................................................................................................................
           980,000   Mohegan Tribal Gaming Authority
                     sr. sub. notes 6 3/8s, 2009                                                               1,006,950
.........................................................................................................................
         1,805,000   Park Place Entertainment Corp.
                     sr. notes 7 1/2s, 2009                                                                    2,019,434
.........................................................................................................................
           920,000   Park Place Entertainment Corp.
                     sr. notes 7s, 2013                                                                        1,014,300
.........................................................................................................................
           770,000   Park Place Entertainment Corp.
                     sr. sub. notes 8 7/8s, 2008                                                                 872,025
.........................................................................................................................
         1,825,000   Penn National Gaming, Inc.
                     sr. sub. notes 8 7/8s, 2010                                                               1,991,531
.........................................................................................................................
         1,050,000   Pinnacle Entertainment, Inc.
                     sr. sub. notes 8 3/4s, 2013                                                               1,136,625
.........................................................................................................................
         1,720,000   Pinnacle Entertainment, Inc.
                     sr. sub. notes 8 1/4s, 2012                                                               1,827,500
.........................................................................................................................
         1,125,000   Resorts International Hotel and
                     Casino, Inc. company
                     guaranty 11 1/2s, 2009                                                                    1,321,875
.........................................................................................................................
           790,000   Scientific Games Corp. 144A
                     sr. sub. notes 6 1/4s, 2012                                                                 803,825
.........................................................................................................................
           480,000   Station Casinos, Inc. sr. notes 6s, 2012                                                    489,000
.........................................................................................................................
           995,000   Station Casinos, Inc. sr. sub.
                     notes 6 7/8s, 2016                                                                        1,036,044
.........................................................................................................................
         1,340,000   Wynn Las Vegas, LLC/Wynn Las Vegas
                     Capital Corp. 144A 1st mtge.
                     6 5/8s, 2014                                                                              1,326,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,986,848
------------------------------------------------------------------------------------------------------------------------
Health Care (6.2%)
.........................................................................................................................
         1,230,000   Alderwoods Group, Inc. 144A
                     sr. notes 7 3/4s, 2012                                                                    1,328,400
.........................................................................................................................
         1,100,000   AmerisourceBergen Corp. company
                     guaranty 7 1/4s, 2012                                                                     1,229,250
.........................................................................................................................
         1,040,000   AmerisourceBergen Corp.
                     sr. notes 8 1/8s, 2008                                                                    1,157,000
.........................................................................................................................
         2,350,000   Ardent Health Services, Inc.
                     sr. sub. notes 10s, 2013                                                                  2,467,500
.........................................................................................................................
           785,000   Community Health Systems, Inc. 144A
                     sr. sub. notes 6 1/2s, 2012                                                                 790,888
.........................................................................................................................
         1,130,000   Ellan Finance PLC/Elan Finance Corp.
                     144A sr. notes 7 3/4s, 2011 (Ireland)                                                     1,203,450
.........................................................................................................................
           645,000   Extendicare Health Services, Inc.
                     company guaranty 9 1/2s, 2010                                                               722,400
.........................................................................................................................
         1,030,000   Extendicare Health Services, Inc.
                     sr. sub. notes 6 7/8s, 2014                                                               1,050,600
.........................................................................................................................
         1,345,000   HCA, Inc. debs. 7.19s, 2015                                                               1,408,859
.........................................................................................................................
           670,000   HCA, Inc. notes 8.36s, 2024                                                                 731,730
.........................................................................................................................
           175,000   HCA, Inc. notes 7s, 2007                                                                    183,672
.........................................................................................................................
           640,000   HCA, Inc. notes 6 3/8s, 2015                                                                641,370
.........................................................................................................................
           555,000   HCA, Inc. notes 5 3/4s, 2014                                                                537,641
.........................................................................................................................
           225,000   HCA, Inc. sr. notes 7 7/8s, 2011                                                            247,838
.........................................................................................................................
         1,880,000   Healthsouth Corp. notes 7 5/8s, 2012                                                      1,880,000
.........................................................................................................................
           625,000   Healthsouth Corp. sr. notes 8 1/2s, 2008                                                    648,438
.........................................................................................................................
           455,000   Healthsouth Corp. sr. notes 8 3/8s, 2011                                                    468,650
.........................................................................................................................
           565,000   Healthsouth Corp. sr. notes 7s, 2008                                                        573,475
.........................................................................................................................
           715,000   Insight Health Services Corp. 144A
                     company guaranty 9 7/8s, 2011                                                               722,150
.........................................................................................................................
           457,573   Magellan Health Services, Inc.
                     sr. notes Ser. A, 9 3/8s, 2008                                                              498,183
.........................................................................................................................
           630,000   MedQuest, Inc. company
                     guaranty Ser. B, 11 7/8s, 2012                                                              740,250
.........................................................................................................................
         1,810,000   MQ Associates, Inc. sr. disc.
                     notes stepped-coupon zero %
                     (12 1/4s, 8/15/08), 2012 (STP)                                                            1,366,550
.........................................................................................................................
         1,305,000   Omnicare, Inc.
                     sr. sub. notes 6 1/8s, 2013                                                               1,311,525
.........................................................................................................................
         1,438,000   PacifiCare Health Systems, Inc.
                     company guaranty 10 3/4s, 2009                                                            1,662,688
.........................................................................................................................
         1,245,000   Province Healthcare Co.
                     sr. sub. notes 7 1/2s, 2013                                                               1,394,400
.........................................................................................................................
           660,000   Service Corp. International
                     debs. 7 7/8s, 2013                                                                          717,750
.........................................................................................................................
           140,000   Service Corp. International
                     notes 7.2s, 2006                                                                            145,600
.........................................................................................................................
            45,000   Service Corp. International
                     notes 6 7/8s, 2007                                                                           46,856
.........................................................................................................................
           210,000   Service Corp. International
                     notes 6 1/2s, 2008                                                                          216,825
.........................................................................................................................
           149,000   Service Corp. International
                     notes 6s, 2005                                                                              151,608
.........................................................................................................................
           480,000   Service Corp. International
                     notes Ser. (a), 7.7s, 2009                                                                  518,400
.........................................................................................................................
         1,495,000   Service Corp. International/US 144A
                     sr. notes 7s, 2016                                                                        1,547,325
.........................................................................................................................
         1,350,000   Stewart Enterprises, Inc.
                     notes 10 3/4s, 2008                                                                       1,461,375
.........................................................................................................................
           725,000   Tenet Healthcare Corp.
                     notes 7 3/8s, 2013                                                                          703,250
.........................................................................................................................
           100,000   Tenet Healthcare Corp.
                     sr. notes 6 1/2s, 2012                                                                       92,500
.........................................................................................................................
         1,480,000   Tenet Healthcare Corp.
                     sr. notes 6 3/8s, 2011                                                                    1,372,700
.........................................................................................................................
         1,855,000   Tenet Healthcare Corp. 144A
                     sr. notes 9 7/8s, 2014                                                                    2,021,950
.........................................................................................................................
         1,405,000   Triad Hospitals, Inc. sr. notes 7s, 2012                                                  1,478,763
.........................................................................................................................
         2,495,000   Triad Hospitals, Inc. sr. sub.
                     notes 7s, 2013                                                                            2,551,138
.........................................................................................................................
         1,585,000   Universal Hospital Services, Inc.
                     sr. notes 10 1/8s, 2011                                                                   1,648,400
.........................................................................................................................
           725,000   US Oncology, Inc. 144A
                     sr. notes 9s, 2012                                                                          810,188
.........................................................................................................................
           390,000   US Oncology, Inc. 144A
                     sr. sub. notes 10 3/4s, 2014                                                                451,425
.........................................................................................................................
           980,000   Vanguard Health Holding Co. II, LLC
                     144A sr. sub. notes 9s, 2014                                                              1,048,600
.........................................................................................................................
           545,000   Ventas Realty LP/Capital Corp.
                     company guaranty 9s, 2012 (R)                                                               635,606
.........................................................................................................................
           395,000   Ventas Realty LP/Capital Corp. 144A
                     sr. notes 6 5/8s, 2014 (R)                                                                  403,888
.........................................................................................................................
           670,000   VWR International, Inc. 144A
                     sr. notes 6 7/8s, 2012                                                                      702,663
------------------------------------------------------------------------------------------------------------------------
                                                                                                              43,693,717
------------------------------------------------------------------------------------------------------------------------
Homebuilding (2.0%)
.........................................................................................................................
           740,000   Beazer Homes USA, Inc. company
                     guaranty 8 5/8s, 2011                                                                       804,750
.........................................................................................................................
           290,000   Beazer Homes USA, Inc. company
                     guaranty 8 3/8s, 2012                                                                       319,000
.........................................................................................................................
           230,000   D.R. Horton, Inc. company
                     guaranty 8s, 2009                                                                           257,313
.........................................................................................................................
           350,000   D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                    401,188
.........................................................................................................................
           525,000   D.R. Horton, Inc. sr. notes 6 7/8s, 2013                                                    569,625
.........................................................................................................................
         1,520,000   D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                                  1,552,300
.........................................................................................................................
         1,120,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 8 7/8s, 2012                                                             1,237,600
.........................................................................................................................
           750,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 6 3/8s, 2014                                                               751,875
.........................................................................................................................
           545,000   K. Hovnanian Enterprises, Inc.
                     sr. notes 6 1/2s, 2014                                                                      549,088
.........................................................................................................................
           550,000   Meritage Corp. company
                     guaranty 9 3/4s, 2011                                                                       607,750
.........................................................................................................................
           375,000   Meritage Corp. sr. notes 7s, 2014                                                           390,000
.........................................................................................................................
           725,000   Schuler Homes, Inc. company
                     guaranty 10 1/2s, 2011                                                                      824,688
.........................................................................................................................
         1,605,000   Standard Pacific Corp.
                     sr. notes 7 3/4s, 2013                                                                    1,733,400
.........................................................................................................................
           100,000   Standard Pacific Corp.
                     sr. notes 6 7/8s, 2011                                                                      105,500
.........................................................................................................................
           875,000   Technical Olympic USA, Inc. company
                     guaranty 10 3/8s, 2012                                                                      980,000
.........................................................................................................................
           195,000   Technical Olympic USA, Inc. company
                     guaranty 9s, 2010                                                                           208,650
.........................................................................................................................
           785,000   Technical Olympic USA, Inc. 144A
                     sr. sub. notes 7 1/2s, 2015                                                                 779,113
.........................................................................................................................
           475,000   WCI Communities, Inc. company
                     guaranty 10 5/8s, 2011                                                                      529,625
.........................................................................................................................
         1,335,000   WCI Communities, Inc. company
                     guaranty 9 1/8s, 2012                                                                     1,481,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,083,315
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.3%)
.........................................................................................................................
         2,130,000   Sealy Mattress Co.
                     sr. sub. notes 8 1/4s, 2014                                                               2,257,800
------------------------------------------------------------------------------------------------------------------------
Leisure (0.1%)
.........................................................................................................................
           795,000   K2, Inc. 144A sr. notes 7 3/8s, 2014                                                        870,525
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (2.1%)
.........................................................................................................................
           410,000   FelCor Lodging LP company guaranty 9s,
                     2008 (R)                                                                                    464,325
.........................................................................................................................
         1,340,000   Gaylord Entertainment Co.
                     sr. notes 8s, 2013                                                                        1,447,200
.........................................................................................................................
           727,000   HMH Properties, Inc. company
                     guaranty Ser. B, 7 7/8s, 2008 (R)                                                           746,993
.........................................................................................................................
           510,000   Host Marriott LP company
                     guaranty Ser. G, 9 1/4s, 2007 (R)                                                           568,650
.........................................................................................................................
         1,147,000   Host Marriott LP sr. notes Ser. E,
                     8 3/8s, 2006 (R)                                                                          1,198,615
.........................................................................................................................
         1,640,000   Host Marriott LP 144A sr.
                     notes 7s, 2012 (R)                                                                        1,734,300
.........................................................................................................................
         1,010,000   ITT Corp. debs. 7 3/8s, 2015                                                              1,123,625
.........................................................................................................................
         1,195,000   ITT Corp. notes 6 3/4s, 2005                                                              1,227,863
.........................................................................................................................
         2,230,000   John Q. Hammons Hotels LP/John Q.
                     Hammons Hotels Finance Corp. III
                     1st mtge. Ser. B, 8 7/8s, 2012                                                            2,531,050
.........................................................................................................................
         1,420,000   MeriStar Hospitality Corp. company
                     guaranty 9 1/8s, 2011 (R)                                                                 1,533,600
.........................................................................................................................
           735,000   MeriStar Hospitality Corp. company
                     guaranty 9s, 2008 (R)                                                                       774,506
.........................................................................................................................
           145,000   MeriStar Hospitality Operating Partnership/
                     MeriStar Hospitality Finance Corp. company
                     guaranty 10 1/2s, 2009                                                                      158,050
.........................................................................................................................
           560,000   Starwood Hotels & Resorts Worldwide, Inc.
                     company guaranty 7 7/8s, 2012                                                               639,800
.........................................................................................................................
           705,000   Starwood Hotels & Resorts Worldwide, Inc.
                     company guaranty 7 3/8s, 2007                                                               751,706
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,900,283
------------------------------------------------------------------------------------------------------------------------
Media (0.6%)
.........................................................................................................................
         1,370,000   Affinity Group, Inc.
                     sr. sub. notes 9s, 2012                                                                   1,483,025
.........................................................................................................................
           960,000   Capital Records, Inc. 144A company
                     guaranty 8 3/8s, 2009                                                                     1,077,600
.........................................................................................................................
            15,000   Vivendi Universal SA
                     sr. notes 9 1/4s, 2010 (France)                                                              17,063
.........................................................................................................................
           715,000   Vivendi Universal SA
                     sr. notes 6 1/4s, 2008 (France)                                                             775,775
.........................................................................................................................
         1,000,000   Warner Music Group 144A
                     sr. sub. notes 7 3/8s, 2014                                                               1,025,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,378,463
------------------------------------------------------------------------------------------------------------------------
Publishing (3.6%)
.........................................................................................................................
         1,200,000   Advertising Direct 144A
                     sr. notes 9 1/4s, 2012 (Canada)                                                           1,260,000
.........................................................................................................................
         4,120,304   CanWest Media, Inc. 144A
                     sr. sub. notes 8s, 2012 (Canada)                                                          4,419,026
.........................................................................................................................
         2,040,000   Dex Media West, LLC/Dex Media
                     Finance Co. sr. notes Ser. B,
                     8 1/2s, 2010                                                                              2,269,500
.........................................................................................................................
           965,000   Dex Media, Inc. disc. notes
                     stepped-coupon, zero % (9s, 11/15/08),
                     2013 (NON) (NON)                                                                            756,319
.........................................................................................................................
         2,125,000   Dex Media, Inc. notes 8s, 2013                                                            2,300,313
.........................................................................................................................
         1,645,000   Houghton Mifflin Co.
                     sr. sub. notes 9 7/8s, 2013                                                               1,801,275
.........................................................................................................................
         2,020,000   PRIMEDIA, Inc. company
                     guaranty 8 7/8s, 2011                                                                     2,136,150
.........................................................................................................................
         1,060,000   PRIMEDIA, Inc. company
                     guaranty 7 5/8s, 2008                                                                     1,073,250
.........................................................................................................................
           950,000   PRIMEDIA, Inc. sr. notes 8s, 2013                                                           977,313
.........................................................................................................................
           815,000   Reader's Digest Association, Inc.
                     (The) sr. notes 6 1/2s, 2011                                                                851,675
.........................................................................................................................
           240,000   RH Donnelley Finance Corp. I
                     company guaranty 8 7/8s, 2010                                                               267,600
.........................................................................................................................
         1,745,000   RH Donnelley Finance Corp. I 144A
                     company guaranty 8 7/8s, 2010                                                             1,945,675
.........................................................................................................................
           870,000   RH Donnelley Finance Corp. I 144A
                     sr. sub. notes 10 7/8s, 2012                                                              1,033,125
.........................................................................................................................
         1,665,000   Vertis, Inc. company
                     guaranty Ser. B, 10 7/8s, 2009                                                            1,806,525
.........................................................................................................................
         1,400,000   Vertis, Inc. 144A
                     sub. notes 13 1/2s, 2009                                                                  1,475,250
.........................................................................................................................
         1,075,000   WRC Media Corp.
                     sr. sub. notes 12 3/4s, 2009                                                              1,022,594
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,395,590
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.4%)
.........................................................................................................................
         1,006,000   Domino's, Inc. sr. sub. notes 8 1/4s, 2011                                                1,099,055
.........................................................................................................................
         1,631,000   Sbarro, Inc. company guaranty 11s, 2009                                                   1,647,310
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,746,365
------------------------------------------------------------------------------------------------------------------------
Retail (2.7%)
.........................................................................................................................
           885,000   Asbury Automotive Group, Inc.
                     sr. sub. notes 8s, 2014                                                                     876,150
.........................................................................................................................
         1,710,000   Autonation, Inc. company
                     guaranty 9s, 2008                                                                         1,953,675
.........................................................................................................................
           885,000   Finlay Fine Jewelry Corp.
                     sr. notes 8 3/8s, 2012                                                                      955,800
.........................................................................................................................
         1,495,000   Inergy LP/Inergy Finance Corp. 144A
                     sr. notes 6 7/8s, 2014                                                                    1,502,475
.........................................................................................................................
         2,365,000   JC Penney Co., Inc. debs. 7.95s, 2017                                                     2,767,050
.........................................................................................................................
           330,000   JC Penney Co., Inc. debs. 7.65s, 2016                                                       377,850
.........................................................................................................................
         1,055,000   JC Penney Co., Inc. debs. 7 1/8s, 2023                                                    1,123,575
.........................................................................................................................
           200,000   JC Penney Co., Inc. notes 9s, 2012                                                          246,500
.........................................................................................................................
            50,000   JC Penney Co., Inc. notes 8s, 2010                                                           57,125
.........................................................................................................................
           790,000   Jean Coutu Group, Inc. 144A
                     sr. notes 7 5/8s, 2012 (Canada)                                                             835,425
.........................................................................................................................
         1,575,000   Jean Coutu Group, Inc. 144A sr. sub.
                     notes 8 1/2s, 2014 (Canada)                                                               1,614,375
.........................................................................................................................
         1,025,000   Rite Aid Corp. company
                     guaranty 9 1/2s, 2011                                                                     1,124,938
.........................................................................................................................
            70,000   Rite Aid Corp. debs. 6 7/8s, 2013                                                            63,000
.........................................................................................................................
           145,000   Rite Aid Corp. notes 7 1/8s, 2007                                                           145,000
.........................................................................................................................
           460,000   Rite Aid Corp. sec. notes 8 1/8s, 2010                                                      486,450
.........................................................................................................................
           810,000   Rite Aid Corp. sr. notes 9 1/4s, 2013                                                       818,100
.........................................................................................................................
            75,000   Rite Aid Corp. 144A notes 6s, 2005                                                           76,125
.........................................................................................................................
         2,155,000   Saks, Inc. company guaranty 7s, 2013                                                      2,200,794
.........................................................................................................................
         1,170,000   United Auto Group, Inc. company
                     guaranty 9 5/8s, 2012                                                                     1,292,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,517,257
------------------------------------------------------------------------------------------------------------------------
Technology (3.3%)
.........................................................................................................................
         1,995,000   Advanced Micro Devices, Inc. 144A
                     sr. notes 7 3/4s, 2012                                                                    2,077,294
.........................................................................................................................
         1,997,000   AMI Semiconductor, Inc. company
                     guaranty 10 3/4s, 2013                                                                    2,326,505
.........................................................................................................................
           680,000   Amkor Technologies, Inc.
                     sr. notes 7 3/4s, 2013                                                                      639,200
.........................................................................................................................
           690,000   Amkor Technologies, Inc.
                     sr. sub. notes 10 1/2s, 2009                                                                690,000
.........................................................................................................................
         2,045,000   Celestica, Inc. sr.sub. notes
                      7 7/8s, 2011 (Canada)                                                                    2,193,263
.........................................................................................................................
         1,570,000   Freescale Semiconductor, Inc.
                     sr. notes Ser. B, 7 1/8s, 2014                                                            1,703,450
.........................................................................................................................
           620,000   Iron Mountain, Inc. company
                     guaranty 8 5/8s, 2013                                                                       658,750
.........................................................................................................................
         1,815,000   Iron Mountain, Inc. company
                     guaranty 6 5/8s, 2016                                                                     1,692,488
.........................................................................................................................
           130,000   Lucent Technologies, Inc.
                     debs. 6 1/2s, 2028                                                                          117,325
.........................................................................................................................
           660,000   Lucent Technologies, Inc.
                     debs. 6.45s, 2029                                                                           597,300
.........................................................................................................................
            90,000   Lucent Technologies, Inc.
                     notes 5 1/2s, 2008                                                                           92,475
.........................................................................................................................
           680,000   New ASAT Finance, Ltd. 144A company
                     guaranty 9 1/4s, 2011 (Cayman Islands)                                                      617,100
.........................................................................................................................
           660,000   SCG Holding Corp. 144A notes zero
                     %, 2011                                                                                     980,100
.........................................................................................................................
         1,190,000   Seagate Technology Hdd Holdings company
                     guaranty 8s, 2009 (Cayman Islands)                                                        1,282,225
.........................................................................................................................
         1,325,000   UGS Corp. 144A sr. sub. notes 10s, 2012                                                   1,507,188
.........................................................................................................................
           895,000   Xerox Capital Trust I company
                     guaranty 8s, 2027                                                                           930,800
.........................................................................................................................
           755,000   Xerox Corp. notes Ser. MTN, 7.2s, 2016                                                      807,850
.........................................................................................................................
         2,260,000   Xerox Corp. sr. notes 7 5/8s, 2013                                                        2,480,350
.........................................................................................................................
         1,870,000   Xerox Corp. sr. notes 6 7/8s, 2011                                                        1,991,550
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,385,213
------------------------------------------------------------------------------------------------------------------------
Textiles (1.1%)
.........................................................................................................................
         2,175,000   Levi Strauss & Co. sr. notes 12 1/4s, 2012                                                2,419,688
.........................................................................................................................
         1,335,000   Levi Strauss & Co. 144A
                     sr. notes 9 3/4s, 2015                                                                    1,311,638
.........................................................................................................................
           860,000   Oxford Industries, Inc.
                     sr. notes 8 7/8s, 2011                                                                      923,425
.........................................................................................................................
           430,000   Phillips-Van Heusen Corp.
                     sr. notes 7 1/4s, 2011                                                                      451,500
.........................................................................................................................
         1,290,000   Russell Corp. company
                     guaranty 9 1/4s, 2010                                                                     1,383,525
.........................................................................................................................
           763,000   William Carter Holdings Co. (The)
                     company guaranty Ser. B, 10 7/8s, 2011                                                      854,560
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,344,336
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (0.5%)
.........................................................................................................................
           470,000   Cooper Standard Auto 144A
                     notes 8 3/8s, 2014                                                                          468,825
.........................................................................................................................
           155,000   Cooper Standard Auto 144A
                     notes 7s, 2012                                                                              157,325
.........................................................................................................................
           370,000   Goodyear Tire & Rubber Co. (The)
                     notes 8 1/2s, 2007                                                                          395,900
.........................................................................................................................
         1,820,000   Goodyear Tire & Rubber Co. (The)
                     notes 7.857s, 2011                                                                        1,847,300
.........................................................................................................................
           405,000   Goodyear Tire & Rubber Co. (The)
                     notes 6 3/8s, 2008                                                                          407,025
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,276,375
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.1%)
.........................................................................................................................
           710,000   North Atlantic Trading Co.
                     sr. notes 9 1/4s, 2012                                                                      599,950
------------------------------------------------------------------------------------------------------------------------
Transportation (1.0%)
.........................................................................................................................
         1,110,000   American Airlines, Inc.
                     pass-through certificates
                     Ser. 01-1, 6.817s, 2011                                                                   1,043,400
.........................................................................................................................
         1,785,000   Calair, LLC/Calair Capital Corp.
                     company guaranty 8 1/8s, 2008                                                             1,436,925
.........................................................................................................................
         2,130,000   Kansas City Southern Railway Co.
                     company guaranty 9 1/2s, 2008                                                             2,417,550
.........................................................................................................................
           340,000   Kansas City Southern Railway Co.
                     company guaranty 7 1/2s, 2009                                                               357,000
.........................................................................................................................
           255,000   Navistar International Corp.
                     company guaranty Ser. B, 9 3/8s, 2006                                                       271,575
.........................................................................................................................
         1,000,000   Northwest Airlines, Inc. company
                     guaranty 8 7/8s, 2006                                                                       960,000
.........................................................................................................................
           380,000   Travel Centers of America, Inc.
                     company guaranty 12 3/4s, 2009                                                              433,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,919,650
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (8.2%)
.........................................................................................................................
           162,000   AES Corp. (The) sr. notes 8 7/8s, 2011                                                      185,085
.........................................................................................................................
            32,000   AES Corp. (The) sr. notes 8 3/4s, 2008                                                       35,040
.........................................................................................................................
         1,455,000   AES Corp. (The) 144A sec.
                     notes 9s, 2015                                                                            1,664,156
.........................................................................................................................
         1,490,000   AES Corp. (The) 144A sec.
                     notes 8 3/4s, 2013                                                                        1,694,875
.........................................................................................................................
           995,000   Allegheny Energy Supply 144A
                     bonds 8 1/4s, 2012                                                                        1,111,913
.........................................................................................................................
           630,000   Allegheny Energy Supply 144A sec.
                     notes 10 1/4s, 2007                                                                         715,050
.........................................................................................................................
           505,000   CenterPoint Energy Resources Corp.
                     debs. 6 1/2s, 2008                                                                          541,487
.........................................................................................................................
           420,000   CenterPoint Energy Resources Corp.
                     sr. notes Ser. B, 7 7/8s, 2013                                                              499,208
.........................................................................................................................
           485,000   CMS Energy Corp. pass-through
                     certificates 7s, 2005                                                                       485,000
.........................................................................................................................
         1,500,000   CMS Energy Corp. sr. notes 8.9s, 2008                                                     1,655,625
.........................................................................................................................
           430,000   CMS Energy Corp. sr. notes 8 1/2s, 2011                                                     488,588
.........................................................................................................................
           345,000   CMS Energy Corp. sr. notes 7 3/4s, 2010                                                     377,344
.........................................................................................................................
           915,000   DPL, Inc. bonds 8 1/8s, 2031                                                              1,036,602
.........................................................................................................................
         1,905,000   DPL, Inc. sr. notes 6 7/8s, 2011                                                          2,080,511
.........................................................................................................................
           545,000   Dynegy Holdings, Inc.
                     sr. notes 6 7/8s, 2011                                                                      524,563
.........................................................................................................................
         2,835,000   Dynegy Holdings, Inc. 144A sec.
                     notes 10 1/8s, 2013                                                                       3,246,075
.........................................................................................................................
           810,000   Dynegy-Roseton Danskamme company
                     guaranty Ser. A, 7.27s, 2010                                                                816,075
.........................................................................................................................
         1,130,000   Dynegy-Roseton Danskamme company
                     guaranty Ser. B, 7.67s, 2016                                                              1,081,975
.........................................................................................................................
           500,000   Edison Mission Energy
                     sr. notes 10s, 2008                                                                         573,750
.........................................................................................................................
            25,000   Edison Mission Energy
                     sr. notes 9 7/8s, 2011                                                                       29,625
.........................................................................................................................
           415,000   El Paso CGP Co. notes 7 3/4s, 2010                                                          433,675
.........................................................................................................................
           735,000   El Paso Corp. sr. notes 7 3/8s, 2012                                                        744,188
.........................................................................................................................
         2,170,000   El Paso Corp. sr. notes Ser. MTN,
                     7 3/4s, 2032                                                                              2,077,775
.........................................................................................................................
           360,000   El Paso Natural Gas Co.
                     debs. 8 5/8s, 2022                                                                          419,850
.........................................................................................................................
         1,915,000   El Paso Production Holding Co.
                     company guaranty 7 3/4s, 2013                                                             2,005,963
.........................................................................................................................
         1,240,000   Ferrellgas Partners LP/Ferrellgas
                     Partners Finance sr. notes 6 3/4s, 2014                                                   1,274,100
.........................................................................................................................
           405,000   Kansas Gas & Electric debs. 8.29s, 2016                                                     418,073
.........................................................................................................................
         2,440,000   Midwest Generation, LLC sec.
                     sr. notes 8 3/4s, 2034                                                                    2,769,400
.........................................................................................................................
         1,610,000   Mission Energy Holding Co. sec.
                     notes 13 1/2s, 2008                                                                       2,008,475
.........................................................................................................................
           740,000   Monongahela Power Co. 144A 1st.
                     mtge. 6.7s, 2014                                                                            820,578
.........................................................................................................................
           915,000   Nevada Power Co. 2nd mtge. 9s, 2013                                                       1,070,550
.........................................................................................................................
           550,000   Nevada Power Co. 144A general ref.
                     mtge. 5 7/8s, 2015                                                                          554,125
.........................................................................................................................
         1,875,000   Northwest Pipeline Corp. company
                     guaranty 8 1/8s, 2010                                                                     2,074,217
.........................................................................................................................
           120,000   Northwestern Corp. debs. 6.95s,
                     2028 (In default) (NON) (F)                                                                       1
.........................................................................................................................
           210,000   Northwestern Corp. notes 8 3/4s,
                     2012 (In default) (NON) (F)                                                                       1
.........................................................................................................................
           740,000   Norwest Corp./OLD 144A sec.
                     notes 5 7/8s, 2014                                                                          756,999
.........................................................................................................................
         3,960,000   NRG Energy, Inc. 144A sr. sec.
                     notes 8s, 2013                                                                            4,316,400
.........................................................................................................................
         1,240,000   Orion Power Holdings, Inc.
                     sr. notes 12s, 2010                                                                       1,574,800
.........................................................................................................................
         1,115,000   PSEG Energy Holdings, Inc.
                     notes 7 3/4s, 2007                                                                        1,179,113
.........................................................................................................................
           915,000   SEMCO Energy, Inc.
                     sr. notes 7 3/4s, 2013                                                                    1,004,784
.........................................................................................................................
           290,000   Sierra Pacific Power Co. general
                     ref. mtge. 6 1/4s, 2012                                                                     302,688
.........................................................................................................................
         1,790,000   Sierra Pacific Resources
                     sr. notes 8 5/8s, 2014                                                                    2,022,700
.........................................................................................................................
           180,000   Southern California Edison Co.
                     notes 6 3/8s, 2006                                                                          185,649
.........................................................................................................................
           575,000   Teco Energy, Inc. notes 10 1/2s, 2007                                                       662,688
.........................................................................................................................
           335,000   Teco Energy, Inc. notes 7.2s, 2011                                                          366,825
.........................................................................................................................
           525,000   Teco Energy, Inc. notes 7s, 2012                                                            573,563
.........................................................................................................................
           140,000   Tennessee Gas Pipeline Co.
                     debs. 7s, 2028                                                                              140,350
.........................................................................................................................
         1,310,000   Tennessee Gas Pipeline Co. unsecd.
                     notes 7 1/2s, 2017                                                                        1,444,275
.........................................................................................................................
         1,415,000   Texas Genco LLC/Texas Genco Financing
                     Corp. 144A sr. notes 6 7/8s, 2014                                                         1,462,756
.........................................................................................................................
           195,000   Transcontinental Gas Pipeline Corp.
                     debs. 7 1/4s, 2026                                                                          212,063
.........................................................................................................................
         1,980,000   Utilicorp Canada Finance Corp. company
                     guaranty 7 3/4s, 2011 (Canada)                                                            2,056,680
.........................................................................................................................
           755,000   Utilicorp United, Inc.
                     sr. notes 9.95s, 2011                                                                       855,038
.........................................................................................................................
           775,000   Western Resources, Inc.
                     sr. notes 9 3/4s, 2007                                                                      868,709
.........................................................................................................................
           270,000   Williams Cos., Inc. (The)
                     notes 8 3/4s, 2032                                                                          310,163
.........................................................................................................................
          $695,000   Williams Cos., Inc. (The)
                     notes 7 3/4s, 2031                                                                          728,013
.........................................................................................................................
         1,000,000   Williams Cos., Inc. (The)
                     notes 7 5/8s, 2019                                                                        1,100,000
.........................................................................................................................
           737,719   York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON) (F)                                                     74
------------------------------------------------------------------------------------------------------------------------
                                                                                                              57,637,848
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $566,515,496)                                                                    $604,624,637
------------------------------------------------------------------------------------------------------------------------
SENIOR LOANS (2.3%) (a) (c)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Automotive (--%)
.........................................................................................................................
            51,207   Tenneco Automotive, Inc. bank term
                     loan FRN 5.412s, 2010                                                                       $52,082
.........................................................................................................................
            23,276   Tenneco Automotive, Inc. bank term
                     loan FRN 4.99s, 2010                                                                         23,673
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  75,755
------------------------------------------------------------------------------------------------------------------------
Basic Materials (0.2%)
.........................................................................................................................
           112,875   Buckeye Technologies, Inc. bank
                     term loan FRN 4.743s, 2010                                                                  114,380
.........................................................................................................................
           136,882   Graphics Packaging bank term loan
                     FRN Ser. Ser. C, 4.509s, 2010                                                               139,175
.........................................................................................................................
           347,375   Hercules, Inc. bank term loan FRN
                     Ser. B, 3.952s, 2010                                                                        348,938
.........................................................................................................................
           690,000   Huntsman bank term loan FRN Ser. B,
                     5.94s, 2010                                                                                 701,500
.........................................................................................................................
           114,449   Nalco Co. bank term loan FRN
                     Ser. B, 4.326s, 2010                                                                        115,987
.........................................................................................................................
           145,361   SGL Carbon, LLC bank term loan FRN
                     4.95s, 2009                                                                                 146,088
.........................................................................................................................
            99,000   St. Mary's Cement Corp. bank term
                     loan FRN Ser. B, 3.975s, 2009                                                                99,990
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,666,058
------------------------------------------------------------------------------------------------------------------------
Beverage (0.1%)
.........................................................................................................................
         1,000,000   Constellation Brands, Inc. bank
                     term loan FRN Ser. B, 3.77s, 2011                                                         1,013,250
------------------------------------------------------------------------------------------------------------------------
Cable Television (--%)
.........................................................................................................................
           199,000   Charter Communications
                     Holdings, LLC/Capital Corp. bank
                     term loan FRN Ser. B, 5.38s, 2011                                                           199,104
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.1%)
.........................................................................................................................
           137,725   AGCO Corp. bank term loan FRN
                     4.484s, 2008                                                                                139,963
.........................................................................................................................
           112,139   Allied Waste Industries, Inc. bank
                     term loan FRN 5.125s, 2010                                                                  113,739
.........................................................................................................................
            19,093   Allied Waste Industries, Inc. bank
                     term loan FRN Ser. C, 1.84s, 2010                                                            19,314
.........................................................................................................................
           182,869   Amsted Industries bank term loan
                     FRN 4.884s, 2010                                                                            185,384
.........................................................................................................................
           127,458   EaglePicher bank term loan FRN
                     Ser. B, 5.46s, 2009                                                                         128,096
.........................................................................................................................
            24,262   Flowserve Corp. bank term loan FRN
                     Ser. C, 5.033s, 2009                                                                         24,626
.........................................................................................................................
            98,858   Invensys, PLC bank term loan FRN
                     Ser. B-1, 5.477s, 2009
                     (United Kingdom)                                                                            100,217
.........................................................................................................................
           118,119   Mueller Group bank term loan FRN
                     5.099s, 2011                                                                                119,153
.........................................................................................................................
           124,063   Solo Cup Co. bank term loan FRN
                     4.876s, 2011                                                                                126,234
.........................................................................................................................
            49,501   Transdigm, Inc. bank term loan FRN
                     Ser. C, 4.6s, 2010                                                                           50,089
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,006,815
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (--%)
.........................................................................................................................
            98,750   IESI Corp. bank term loan FRN
                     5.079s, 2010                                                                                 99,367
------------------------------------------------------------------------------------------------------------------------
Communication Services (0.1%)
.........................................................................................................................
            99,333   Consolidated Communications bank
                     term loan FRN Ser. C, 4.645s, 2012                                                          100,823
.........................................................................................................................
            69,473   PanAmSat Corp. bank term loan FRN
                     Ser. B, 5.16s, 2011                                                                          69,813
.........................................................................................................................
           146,250   Qwest Communications International, Inc.
                     bank term loan FRN Ser. A, 7.39s, 2007                                                      152,374
.........................................................................................................................
            99,500   SBA Senior Finance, Inc. bank term
                     loan FRN 4.869s, 2008                                                                       100,651
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 423,661
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.3%)
.........................................................................................................................
           163,525   Dex Media West, LLC bank term loan
                     FRN Ser. B, 4.177s, 2010                                                                    165,024
.........................................................................................................................
           555,000   Federal Mogul Corp. bank term loan
                     FRN Ser. A, 4.65s, 2005                                                                     523,643
.........................................................................................................................
         1,285,000   Federal Mogul Corp. bank term loan
                     FRN Ser. B, 4.9s, 2005                                                                    1,216,574
.........................................................................................................................
           128,513   Hayes Lemmerz International, Inc.
                     bank term loan FRN 6.044s, 2009                                                             130,333
.........................................................................................................................
           100,000   Landsource bank term loan FRN
                     Ser. B, 4.938s, 2010                                                                        101,375
.........................................................................................................................
           104,475   TRW Automotive bank term loan FRN
                     Ser. D-1, 4 1/8s, 2011                                                                      105,154
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,242,103
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (0.5%)
.........................................................................................................................
            25,841   Affinity Group Holdings bank term
                     loan FRN Ser. B1, 5.368s, 2009                                                               26,077
.........................................................................................................................
            64,601   Affinity Group Holdings bank term
                     loan FRN Ser. B2, 4.975s, 2009                                                               65,193
.........................................................................................................................
            97,444   AMF Bowling Worldwide bank term
                     loan FRN Ser. B, 5.485s, 2009                                                                98,297
.........................................................................................................................
         1,090,000   Century Cable Holdings bank term
                     loan FRN 7 1/4s, 2009                                                                     1,082,214
.........................................................................................................................
           158,993   Del Monte Foods Co. bank term loan
                     FRN Ser. B, 4.38s, 2010                                                                     161,378
.........................................................................................................................
           111,499   DirecTV bank term loan FRN
                     Ser. B-2, 4.4s, 2010                                                                        112,725
.........................................................................................................................
            24,320   Dole Food Co. bank term loan FRN
                     Ser. D, 4.759s, 2009                                                                         24,708
.........................................................................................................................
           100,000   Dole Holding Co. bank term loan
                     FRN 7s, 2010                                                                                102,250
.........................................................................................................................
            88,939   Itron, Inc. bank term loan FRN
                     4 1/4s, 2010                                                                                 89,680
.........................................................................................................................
         1,000,000   Mediacom bank term loan FRN Ser. B,
                     4.587s, 2012                                                                              1,002,500
.........................................................................................................................
           149,625   MGM Studios bank term loan FRN
                     Ser. B, 4.48s, 2011                                                                         149,924
.........................................................................................................................
           640,000   Olympus Cable bank term loan FRN
                     Ser. B, 7s, 2010                                                                            635,300
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,550,246
------------------------------------------------------------------------------------------------------------------------
Energy (--%)
.........................................................................................................................
           150,000   Dresser, Inc. bank term loan FRN
                     5.84s, 2010                                                                                 152,250
------------------------------------------------------------------------------------------------------------------------
Entertainment (--%)
.........................................................................................................................
            45,046   Six Flags, Inc. bank term loan FRN
                     Ser. B, 4.84s, 2009                                                                          45,651
------------------------------------------------------------------------------------------------------------------------
Financial (0.2%)
.........................................................................................................................
         1,000,000   General Growth Property bank term
                     loan FRN Ser. B, 4.53s, 2008                                                              1,002,500
------------------------------------------------------------------------------------------------------------------------
Food (--%)
.........................................................................................................................
           173,688   Pinnacle Foods Holding Corp. bank
                     term loan FRN 4.76s, 2010                                                                   173,326
------------------------------------------------------------------------------------------------------------------------
Health Care (0.2%)
.........................................................................................................................
           123,438   Beverly Enterprises, Inc. bank term
                     loan FRN 4.51s, 2008                                                                        125,135
.........................................................................................................................
            99,750   Community Health Systems, Inc. bank
                     term loan FRN Ser. B, 4.15s, 2011                                                           100,483
.........................................................................................................................
           197,010   Concentra bank term loan FRN
                     5.044s, 2009                                                                                198,570
.........................................................................................................................
           394,601   DaVita, Inc. bank term loan FRN
                     Ser. B, 4.182s, 2009                                                                        395,024
.........................................................................................................................
            99,500   Fisher Scientific
                     International, Inc. bank term loan
                     FRN Ser. B, 3.681s, 2011                                                                    100,184
.........................................................................................................................
            98,750   Hanger Orthopedic Group, Inc. bank
                     term loan FRN 5.475s, 2009                                                                   99,614
.........................................................................................................................
           108,625   Kinetic Concepts, Inc. bank term
                     loan FRN Ser. B, 3.73s, 2011                                                                109,259
.........................................................................................................................
           111,094   Medex, Inc. bank term loan FRN
                     Ser. B, 5.415s, 2009                                                                        112,297
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,240,566
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (--%)
.........................................................................................................................
            83,929   Sealy Mattress Co. bank term loan
                     FRN Ser. C, 4.535s, 2012                                                                     85,048
------------------------------------------------------------------------------------------------------------------------
Media (0.1%)
.........................................................................................................................
           397,000   Warner Music Group bank term loan
                     FRN Ser. B, 5.209s, 2011                                                                    401,963
------------------------------------------------------------------------------------------------------------------------
Publishing (--%)
.........................................................................................................................
           137,500   WRC Media Corp. bank term loan FRN
                     6.761s, 2009                                                                                136,469
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (0.1%)
.........................................................................................................................
           100,000   Goodyear Tire & Rubber Co. (The)
                     bank term loan FRN 7.03s, 2006                                                              101,250
.........................................................................................................................
           150,000   Goodyear Tire & Rubber Co. (The)
                     bank term loan FRN 4.6s, 2007                                                               151,406
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 252,656
------------------------------------------------------------------------------------------------------------------------
Transportation (--%)
.........................................................................................................................
            95,118   Pacer International, Inc. bank term
                     loan FRN 4.406s, 2010                                                                        96,307
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (0.4%)
.........................................................................................................................
           840,000   EL Paso bank term loan FRN Ser. B,
                     Class B, 5.188s, 2009                                                                       846,534
.........................................................................................................................
           500,000   El Paso Corp. bank Corp. term loan
                     FRN Ser. C, 5.165s, 2009                                                                    503,203
.........................................................................................................................
           437,500   NRG bank term loan FRN 3.895s, 2011                                                         438,958
.........................................................................................................................
           562,500   NRG bank term loan FRN Ser. B,
                     3.895s, 2011                                                                                564,141
.........................................................................................................................
           100,000   Unisource Energy bank term loan FRN
                     Ser. B, 5.652s, 2011                                                                         98,875
.........................................................................................................................
            88,655   Williams Products bank term loan
                     FRN Ser. C, 4.994s, 2007                                                                     89,837
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,541,548
------------------------------------------------------------------------------------------------------------------------
                     Total Senior Loans
                     (cost $16,185,724)                                                                      $16,404,643
------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (1.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $460,000   Brazil (Federal Republic of)
                     bonds 10 1/2s, 2014                                                                        $545,790
.........................................................................................................................
           420,000   Colombia (Republic of)
                     bonds 10 3/8s, 2033                                                                         486,150
.........................................................................................................................
           690,000   Colombia (Republic of)
                     notes 10 3/4s, 2013                                                                         823,860
.........................................................................................................................
           385,000   Colombia (Republic of)
                     bonds Ser. NOV, 9 3/4s, 2009                                                                438,515
.........................................................................................................................
         1,185,000   Ecuador (Republic of) bonds
                     stepped-coupon Ser. REGS, 8s, 2030                                                        1,023,840
.........................................................................................................................
           515,000   Peru (Republic of) bonds 8 3/4s, 2033                                                       560,063
.........................................................................................................................
           650,000   Philippines (Republic of)
                     bonds 8 3/8s, 2011                                                                          651,625
.........................................................................................................................
         1,195,000   Philippines (Republic of)
                     sr. notes 8 7/8s, 2015                                                                    1,195,000
.........................................................................................................................
         1,725,000   Russia (Federation of) unsub. stepped-
                     coupon 5s (7 1/2s, 3/31/07), 2030 (STP)                                                   1,770,713
.........................................................................................................................
         1,285,000   United Mexican States
                     bonds Ser. MTN, 8.3s, 2031                                                                1,502,808
.........................................................................................................................
           435,000   Venezuela (Republic of)
                     notes 10 3/4s, 2013                                                                         519,825
------------------------------------------------------------------------------------------------------------------------
                     Total Foreign Government Bonds
                     and Notes  (cost $8,339,324)                                                             $9,518,189
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.1%) (a)
(cost $7,500,000)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $7,500,000   Fannie Mae 1.8s, May 27, 2005                                                            $7,477,734
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (1.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             3,932   AboveNet, Inc. (NON) (S)                                                                   $125,824
.........................................................................................................................
             4,226   Alderwoods Group, Inc. (NON)                                                                 48,092
.........................................................................................................................
         1,922,000   AMRESCO Creditor Trust (acquired
                     5/18/00, cost $217,950) (RES) (NON) (R) (F)                                                   1,922
.........................................................................................................................
             3,240   Birch Telecom, Inc. (NON) (F)                                                                    32
.........................................................................................................................
               890   Comdisco Holding Co., Inc. (S)                                                               19,856
.........................................................................................................................
         5,126,274   Contifinancial Corp. Liquidating
                     Trust Units                                                                                 102,525
.........................................................................................................................
            29,846   Covad Communications Group, Inc. (NON) (S)                                                   64,169
.........................................................................................................................
               929   Crown Castle International Corp. (NON)                                                       15,459
.........................................................................................................................
            11,167   Decrane Aircraft Holdings, Inc. (NON)                                                            11
.........................................................................................................................
             3,109   Genesis HealthCare Corp. (NON)                                                              108,908
.........................................................................................................................
            59,355   Globix Corp. (NON)                                                                          213,678
.........................................................................................................................
         1,180,000   iPCS Escrow, Inc. (NON) (F)                                                                   1,180
.........................................................................................................................
            27,464   iPCS, Inc. (NON)                                                                            837,652
.........................................................................................................................
               431   Knology, Inc. (NON)                                                                           1,685
.........................................................................................................................
               153   Leucadia National Corp.                                                                      10,630
.........................................................................................................................
            12,272   Lodgian, Inc. (NON)                                                                         150,946
.........................................................................................................................
           220,000   Loewen Group International, Inc. (NON) (F)                                                       22
.........................................................................................................................
            10,753   Northwestern Corp. (NON)                                                                    301,084
.........................................................................................................................
             1,612   Polymer Group, Inc. Class A (NON)                                                            30,628
.........................................................................................................................
             1,579   PSF Group Holdings, Inc. 144A
                     Class A (NON) (F)                                                                         2,367,795
.........................................................................................................................
            99,280   Regal Entertainment Group (F)                                                             2,061,053
.........................................................................................................................
               691   Sterling Chemicals, Inc. (NON)                                                               25,740
.........................................................................................................................
             3,215   Sun Healthcare Group, Inc. (NON) (S)                                                         29,613
.........................................................................................................................
               410   USA Mobility, Inc. (NON)                                                                     14,477
.........................................................................................................................
         2,812,235   VFB LLC (acquired various dates from
                     1/21/00 to 12/8/03, cost $1,601,579) (RES)                                                  576,508
.........................................................................................................................
            84,875   VS Holdings, Inc. (NON)                                                                          85
.........................................................................................................................
             8,777   Washington Group International, Inc. (NON)                                                  362,051
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $24,029,452)                                                                       $7,471,625
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             8,000   Decrane Aircraft Holdings, Inc.
                     $16.00 pfd. (PIK)                                                                           $56,000
.........................................................................................................................
            21,256   Doane Pet Care Co. $7.125 pfd.                                                            1,105,312
.........................................................................................................................
                30   Dobson Communications Corp.
                     13.00% pfd. (PIK)                                                                            12,000
.........................................................................................................................
             1,010   First Republic Capital Corp. 144A
                     10.50% pfd.                                                                               1,040,300
.........................................................................................................................
            24,133   iStar Financial, Inc. Ser. F, $1.95
                     cum. pfd. (R)                                                                               622,933
.........................................................................................................................
               190   Paxson Communications Corp. 14.25%
                     cum. pfd. (PIK) (S)                                                                       1,396,500
.........................................................................................................................
             7,400   PRIMEDIA, Inc. Ser. F, $9.20 cum. pfd.                                                      704,850
.........................................................................................................................
               843   Rural Cellular Corp. Ser. B,
                     11.375% cum. pfd. (PIK)                                                                     649,110
------------------------------------------------------------------------------------------------------------------------
                     Total Preferred Stocks
                     (cost $5,354,133)                                                                        $5,587,005
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $880,000   CDO Repackaging Trust Series 144A
                     Ser. 03-3, Class A, 9.49s, 2008                                                            $950,400
.........................................................................................................................
           370,000   Denali Capital CLO III Ltd. FRN Ser. B-2L,
                     10.08s, 2015 (Cayman Islands)                                                               380,944
.........................................................................................................................
           880,000   Goldentree Loan Opportunities II,
                     Ltd. 144A FRN Ser. 2A, Class 5A,
                     10.591s, 2015 (Cayman Islands)                                                              902,000
.........................................................................................................................
           345,000   Octagon Investment Parties VI, Ltd.
                     FRN Ser. 03-6A, Class B2L, 9.46s, 2016                                                      357,938
.........................................................................................................................
         1,375,000   Providian Gateway Master Trust
                     Ser. 02, Class B, zero %, 2006                                                            1,249,577
.........................................................................................................................
           625,000   Verdi Synthetic CLO 144A Ser. 1A,
                     Class E2, 11.15s, 2010                                                                      627,539
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $4,212,864)                                                                        $4,468,398
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
            17,095   Crown Castle International Corp.
                     $3.125 cum. cv. pfd.                                                                       $833,381
.........................................................................................................................
             5,913   Emmis Communications Corp. Ser. A,
                     $3.125 cum. cv. pfd.                                                                        271,998
.........................................................................................................................
            10,177   Omnicare, Inc. $2.00 cv. pfd.                                                               557,191
.........................................................................................................................
               183   Paxson Communications Corp. 144A
                     9.75% cv. pfd. (PIK)                                                                      1,006,500
.........................................................................................................................
            13,000   Williams Cos., Inc. (The) 144A
                     $2.75 cv. pfd.                                                                            1,088,750
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $3,699,885)                                                                        $3,757,820
------------------------------------------------------------------------------------------------------------------------
WARRANTS (0.2%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
             1,424   AboveNet, Inc.                                                               9/8/08         $17,088
.........................................................................................................................
             1,675   AboveNet, Inc.                                                               9/8/10          13,400
.........................................................................................................................
             1,950   Dayton Superior Corp. 144A                                                  6/15/09               1
.........................................................................................................................
                 1   Decrane Aircraft Holdings Co.
                     Class B                                                                     6/30/00               1
.........................................................................................................................
             2,215   Huntsman Co., LLC 144A                                                      5/15/11       1,041,050
.........................................................................................................................
               432   MDP Acquisitions PLC 144A                                                   10/1/13          17,280
.........................................................................................................................
               720   Mikohn Gaming Corp. 144A                                                    8/15/08           2,340
.........................................................................................................................
               850   Pliant Corp. 144A                                                            6/1/10               9
.........................................................................................................................
             1,140   Travel Centers of America, Inc.
                     144A                                                                         5/1/09           5,700
.........................................................................................................................
             3,450   Ubiquitel, Inc. 144A                                                        4/15/10               1
.........................................................................................................................
             5,416   Washington Group
                     International, Inc. Ser. A                                                  1/25/06          73,005
.........................................................................................................................
             6,190   Washington Group
                     International, Inc. Ser. B                                                  1/25/06         $64,747
.........................................................................................................................
             3,346   Washington Group
                     International, Inc. Ser. C                                                  1/25/06          30,281
.........................................................................................................................
             2,050   XM Satellite Radio Holdings, Inc.
                     144A                                                                        3/15/10         194,750
------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $1,637,170)                                                                        $1,459,653
------------------------------------------------------------------------------------------------------------------------
UNITS (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    Value
.........................................................................................................................
         1,720,000   Morrison Knudsen Corp. Units                                                               $146,200
.........................................................................................................................
             2,670   XCL Equity Units (F)                                                                      1,184,897
------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $5,617,439)                                                                        $1,331,097
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $5,150,000   Cybernet Internet Services
                     International, Inc. 144A cv. sr. disc.
                     notes 13s, 2009 (Denmark) (In default) (NON)                                                    $52
.........................................................................................................................
           680,000   Fairchild Semiconductor International, Inc.
                     cv. company guaranty 5s, 2008                                                               685,950
.........................................................................................................................
           515,000   WCI Communities, Inc.
                     cv. sr. sub. notes 4s, 2023                                                                 640,531
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $5,550,251)                                                                        $1,326,533
------------------------------------------------------------------------------------------------------------------------
BRADY BONDS (0.1%) (a) (cost $1,036,539)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,113,200   Peru (Republic of) FRB Ser. 20YR,
                     5s, 2017                                                                                 $1,064,553
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $12,000,000   Credit Lyonnais 1.41s
                     January 14, 2005 (France)                                                               $11,993,890
.........................................................................................................................
           341,400   Short-term investments held as
                     collateral for loaned securities with yields
                     ranging from 2.15% to 2.50% and due dates
                     ranging from January 3, 2005, to
                     February 2, 2005 (d)                                                                        341,095
.........................................................................................................................
        11,686,090   Putnam Prime Money Market Fund (e)                                                       11,686,090
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $24,021,075)                                                                      $24,021,075
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $673,699,352)                                                                    $688,512,962
------------------------------------------------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2004
(aggregate face value $6,003,150)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Depreciation
...............................................................................
Euro                       $6,155,468   $6,003,150     3/16/05      $(152,318)
------------------------------------------------------------------------------

Total Return Swap Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                          Notional Termination     Unrealized
                                            Amount        Date   Appreciation
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated October 9, 2003 to
receive (pay) semi-annually
the notional amount multiplied
by the total rate of return of
the Lehman Brothers U.S.
High Yield Index and pay
semi-annually the notional
amount multiplied by the
six month USD-LIBOR
adjusted by a specified spread.         $8,505,022      5/1/06       $207,831
...............................................................................
Agreement with Lehman
Brothers Special Financing,
Inc. dated February 2, 2004
to receive (pay) at maturity
the notional amount multiplied
by the Lehman Brothers US
High Yield Index and pay at
maturity the notional amount
multiplied by the one year
USD-LIBOR adjusted by
a specified spread.                      2,000,188      3/1/05        167,137
...............................................................................
Agreement with Lehman
Brothers Special Financing,
Inc. dated April 20, 2004
to receive (pay) at maturity
the notional amount multiplied
by the return of the Lehman
Brothers US High Yield Index
and receive at maturity the
notional amount multiplied
by the one month USD-LIBOR
adjusted by a specified spread.         10,000,223      2/1/05        824,257
------------------------------------------------------------------------------
                                                                   $1,199,225
------------------------------------------------------------------------------

Credit Default Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                                      Notional   Appreciation/
                                                        Amount  (Depreciation)
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the
assets securing the reference
obligation are liquidated, the fund
receives a payment of the outstanding
notional amount times 2.35% and the
fund pays in the event of a credit
default in one of the underlying
securities in the basket of
BB CMBS securities.                                   $246,815         $3,251
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced
to zero or the date on which the
assets securing the reference
obligation are liquidated, the fund
receives a payment of the outstanding
notional amount times 2.55625%
and the fund pays in the event of a
credit default in one of the underlying
securities in the basket of
BB CMBS securities.                                    246,815            791
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the assets
securing the reference obligation
are liquidated, the fund receives a
payment of the outstanding notional
amount times 2.4625% and the fund
pays in the event of a credit default
in one of the underlying securities
in the basket of BB CMBS securities.                   123,407          1,959
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced
to zero or the date on which the
assets securing the reference obligation
are liquidated, the fund receives a
payment of the outstanding notional
amount times 2.433% and the fund
pays in the event of a credit default
in one of the underlying securities
in the basket of BB CMBS securities.                    92,556          1,630
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the assets
securing the reference obligation are
liquidated, the fund receives a payment
of the outstanding notional amount
times 2.475% and the fund pays
in the event of a credit default in
one of the underlying securities
in the basket of BB CMBS securities.                    61,704            543
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the assets
securing the reference obligation
are liquidated, the fund receives a
payment of the outstanding notional
amount times 2.5% and the fund
pays in the event of a credit default
in one of the underlying securities
in the basket of BB CMBS securities.                    30,852          1,204
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced
to zero or the date on which the
assets securing the reference obligation
are liquidated, the fund receives a
payment of the outstanding notional
amount times 2.6% and the fund
pays in the event of a credit default
in one of the underlying securities
in the basket of BB CMBS securities.                    30,852           (876)
------------------------------------------------------------------------------
                                                                       $8,502
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Income Fund

The fund's portfolio
December 31, 2004

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (44.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government Guaranteed Mortgage Obligations (0.1%)
.........................................................................................................................
          $191,272   Government National Mortgage
                     Association Pass-Through Certificates,
                     7s, with due dates from April 15, 2031
                     to October 15, 2031                                                                        $206,595
------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Obligations (44.6%)
.........................................................................................................................
                     Federal Home Loan Mortgage
                     Corporation
.........................................................................................................................
        47,900,000   6 1/2s, TBA, January 1, 2035                                                             50,257,581
.........................................................................................................................
           462,756   7 1/2s, with due dates from
                     October 1, 2029 to December 1, 2029                                                         496,739
.........................................................................................................................
                     Federal National Mortgage
                     Association Pass-Through
                     Certificates
.........................................................................................................................
           192,118   9s, with due dates from
                     January 1, 2027 to July 1, 2032                                                             209,757
.........................................................................................................................
           127,281   8s, with due dates from
                     March 1, 2033 to July 1, 2033                                                               137,544
.........................................................................................................................
         1,025,506   7 1/2s, with due dates from
                     June 1, 2032 to July 1, 2033                                                              1,099,014
.........................................................................................................................
        73,817,440   7s, with due dates from
                     August 1, 2023 to August 1, 2034                                                         78,322,774
.........................................................................................................................
           562,730   7s, with due dates from
                     February 1, 2007 to December 1, 2014                                                        597,876
.........................................................................................................................
        11,818,924   6 1/2s, with due dates from
                     April 1, 2026 to November 1, 2034                                                        12,410,990
.........................................................................................................................
        51,400,000   6 1/2s, TBA, January 1, 2033                                                             53,889,688
.........................................................................................................................
           363,405   6s, with due dates from
                     April 1, 2009 to October 1, 2017                                                            381,362
.........................................................................................................................
        61,481,000   5 1/2s, TBA, January 1, 2035                                                             62,403,215
.........................................................................................................................
           674,632   5s, June 1, 2019                                                                            686,596
.........................................................................................................................
       114,700,000   5s, TBA, January 1, 2035                                                                113,821,834
.........................................................................................................................
        33,100,000   5s, TBA, January 1, 2020                                                                 33,622,358
.........................................................................................................................
           674,105   4s, June 1, 2019                                                                            658,701
------------------------------------------------------------------------------------------------------------------------
                                                                                                             408,996,029
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and
                     Agency Mortgage Obligations
                     (cost $408,663,087)                                                                    $409,202,624
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%) (a)
(cost $18,186,393)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $15,780,000   Fannie Mae 7 1/4s, January 15, 2010                                                     $18,126,683
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (1.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
                     U.S. Treasury Notes
.........................................................................................................................
        $7,500,000   4 1/4s, August 15, 2014                                                                  $7,515,234
.........................................................................................................................
           715,000   4 1/4s, November 15, 2013                                                                   719,357
.........................................................................................................................
         1,335,000   3 1/4s, August 15, 2008                                                                   1,328,742
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Treasury Obligations
                     (cost $9,638,011)                                                                        $9,563,333
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (23.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,597,415   Aames Mortgage Investment Trust FRN
                     Ser. 04-1, Class 2A1, 2.758s, 2034                                                       $1,597,415
.........................................................................................................................
         3,620,000   Aames Mortgage Trust Ser. 03-1,
                     Class A, IO (interest only), 6s, 2005                                                       121,684
.........................................................................................................................
           207,770   Aames Mortgage Trust 144A
                     Ser. 03-1N, Class A, 7 1/2s, 2033                                                           207,568
.........................................................................................................................
         1,633,280   ABFS Mortgage Loan Trust Ser. 03-1,
                     Class A, IO, 4s, 2005                                                                        31,500
.........................................................................................................................
         3,083,000   Ace Securities Corp. Ser. 03-FM1,
                     Class A, IO, 3 1/2s, 2005                                                                    86,941
.........................................................................................................................
           373,000   Advanta Business Card Master Trust
                     FRN Ser. 04-C1, Class C, 3.137s, 2013                                                       373,000
.........................................................................................................................
           623,913   Advanta Mortgage Loan Trust
                     Ser. 00-1, Class A4, 8.61s, 2028                                                            641,168
.........................................................................................................................
                     Aegis Asset Backed Securities Trust 144A
.........................................................................................................................
           332,161   5s, 2034                                                                                    332,161
.........................................................................................................................
           153,718   Ser. 04-1N, Class Note, 5s, 2034                                                            153,718
.........................................................................................................................
           274,803   Ser. 04-2N, Class N1, 4 1/2s, 2034                                                          274,159
.........................................................................................................................
           370,610   Ser. 04-4N, Class Note, 5s, 2034                                                            370,610
.........................................................................................................................
           449,000   Ser. 04-6N, Class Note, 4 3/4s, 2034                                                        449,000
.........................................................................................................................
         2,558,098   AFC Home Equity Loan Trust
                     Ser. 99-2, Class 1A, 2.591s, 2029                                                         2,558,098
.........................................................................................................................
         4,550,000   American Express Credit Account
                     Master Trust 144A Ser. 04-C,
                     Class C, 2.6s, 2012                                                                       4,550,710
.........................................................................................................................
                     American Home Mtge Investment Trust
.........................................................................................................................
         4,972,650   FRB Ser. 04-3, Class 3A, 3.71s, 2034                                                      4,948,221
.........................................................................................................................
         5,519,768   FRN Ser. 04-3, Class 2A, 3.59s, 2034                                                      5,485,440
.........................................................................................................................
           164,902   Ameriquest Finance NIM Trust 144A
                     Ser. 04-IAN, Class 1A, 5.437s, 2034                                                         164,490
.........................................................................................................................
                     Ameriquest Mortgage Securities, Inc.
.........................................................................................................................
         1,902,000   Ser. 02-3, Class S, IO, 6s, 2032                                                             19,144
.........................................................................................................................
         2,848,524   Ser. 03-12, Class S, IO, 5s, 2006                                                           124,623
.........................................................................................................................
         2,737,591   Ser. 03-6, Class S, IO, 5s, 2033                                                             86,619
.........................................................................................................................
         2,663,143   Ser. 03-8, Class S, IO, 5s, 2006                                                             84,155
.........................................................................................................................
           632,094   Ameriquest Mortgage Securities, Inc.
                     144A Ser. 04-RN9, 4.8s, 2034                                                                632,094
.........................................................................................................................
                     Amortizing Residential Collateral Trust
.........................................................................................................................
         1,043,636   Ser. 02-BC1, Class A, IO, 6s, 2005                                                            9,358
.........................................................................................................................
         1,865,000   Ser. 02-BC3, Class A, IO, 6s, 2005                                                           44,434
.........................................................................................................................
                     AQ Finance NIM Trust 144A
.........................................................................................................................
            13,259   Ser. 03-N7A, Class Note, 9.07s, 2033                                                         13,275
.........................................................................................................................
            84,207   Ser. 03-N9A, Class Note, 7.385s, 2033                                                        84,418
.........................................................................................................................
            38,431   Arc Net Interest Margin Trust
                     Ser. 02-2, Class A, 7 3/4s, 2032                                                             38,367
.........................................................................................................................
                     Arcap (R), Inc. 144A
.........................................................................................................................
           622,000   Ser. 03-1A, Class E, 7.11s, 2038                                                            661,653
.........................................................................................................................
           495,418   Ser. 04-1A, Class E, 6.42s, 2039                                                            503,082
.........................................................................................................................
                     Argent NIM Trust 144A
.........................................................................................................................
            74,238   Ser. 03-N6, Class A, 6.4s, 2034
                     (Cayman Islands)                                                                             74,423
.........................................................................................................................
            64,428   Ser. 03-N8, Class A, 5.56s, 2034
                     (Cayman Islands)                                                                             64,428
.........................................................................................................................
                     Argent NIM Trust 144A
.........................................................................................................................
           224,749   Ser. 04-WN2, Class A, 4.55s, 2034
                     (Cayman Islands)                                                                            225,030
.........................................................................................................................
           167,460   Ser. 04-WN4, Class A, 4.459s, 2034
                     (Cayman Islands)                                                                            166,937
.........................................................................................................................
           248,823   Ser. 04-WN9, Class A, 5 3/4s, 2034
                     (Cayman Islands)                                                                            248,823
.........................................................................................................................
                     Asset Backed Funding Corp. NIM
                     Trust 144A
.........................................................................................................................
           100,142   Ser. 03-OPT1, Class Note, 6.9s, 2033                                                        100,142
.........................................................................................................................
            42,522   Ser. 03-WF1, Class N1, 8.35s, 2032                                                           42,522
.........................................................................................................................
           456,257   Ser. 03-WMC1, Class Note, 6.9s, 2033                                                        460,962
.........................................................................................................................
           346,114   Ser. 04-0PT1, Class N1, 4.55s, 2033
                     (Cayman Islands)                                                                            343,626
.........................................................................................................................
           331,349   Ser. 04-0PT5, Class N1, 4 1/2s,
                     2034 (Cayman Islands)                                                                       331,349
.........................................................................................................................
           531,977   Ser. 04-AHL1, Class Note, 5.6s, 2033                                                        531,957
.........................................................................................................................
           648,369   Ser. 04-FF1, Class N1, 5s, 2034
                     (Cayman Islands)                                                                            646,236
.........................................................................................................................
            25,000   Ser. 04-FF1, Class N2, 5s, 2034
                     (Cayman Islands)                                                                             23,042
.........................................................................................................................
                     Asset Backed Securities Corp. Home
                     Equity Loan Trust
.........................................................................................................................
        15,101,832   Ser. 03-HE1, Class A, IO, 5s, 2033                                                          341,135
.........................................................................................................................
         3,709,428   Ser. 03-HE5, Class A, IO, 4s, 2033                                                          119,366
.........................................................................................................................
           223,303   FRB Ser. 04-HE1, Class A3, 2.803s, 2034                                                     223,520
.........................................................................................................................
                     Asset Backed Securities Corp. Home
                     Equity Loan Trust FRB
.........................................................................................................................
           649,000   Ser. 04-HE9, Class A2, 2.701s, 2034                                                         649,853
.........................................................................................................................
           628,000   Ser. 05-HE1, Class A3, 2.83s, 2035                                                          627,826
.........................................................................................................................
           500,660   Aviation Capital Group Trust 144A
                     FRB Ser. 03-2A, Class G1, 3.11s, 2033                                                       501,403
.........................................................................................................................
           470,000   Bank One Issuance Trust FRB
                     Ser. 03-C4, Class C4, 3.433s, 2011                                                          470,129
.........................................................................................................................
                     Bayview Financial Acquisition Trust
.........................................................................................................................
         7,093,966   Ser. 03-DA, Class A, IO, 4s, 2006                                                           150,747
.........................................................................................................................
         4,942,551   Ser. 03-E, Class A, IO, 4s, 2006                                                            139,625
.........................................................................................................................
        21,155,482   Ser. 03-X, Class A, IO, 0.9s, 2006                                                          376,348
.........................................................................................................................
         2,465,539   Ser. 04-B, Class A1, 2.918s, 2039                                                         2,465,539
.........................................................................................................................
        13,682,000   Ser. 04-D, Class A, IO, 3 1/2s, 2007                                                        604,744
.........................................................................................................................
         2,147,000   FRB Ser. 03-G, Class A1, 3.018s, 2039                                                     2,147,000
.........................................................................................................................
         1,629,526   FRN Ser. 03-F, Class A, 2.918s, 2043                                                      1,632,327
.........................................................................................................................
           918,400   Bayview Financial Acquisition Trust
                     144A Ser. 03-CA, Class A, IO, 4s, 2005                                                       26,006
.........................................................................................................................
         2,230,399   Bayview Financial Acquisition Trust
                     FRN Ser. 04-D, Class A, 2.808s, 2044                                                      2,230,399
.........................................................................................................................
                     Bayview Financial Asset Trust 144A
.........................................................................................................................
        36,421,297   Ser. 03-Z, Class AIO1, IO, 0.521s, 2005                                                     108,597
.........................................................................................................................
         1,001,772   FRB Ser. 03-SSRA, Class A, 3.118s, 2038                                                   1,004,276
.........................................................................................................................
         1,009,961   FRB Ser. 03-SSRA, Class M, 3.768s, 2038                                                   1,012,486
.........................................................................................................................
           963,637   FRN Ser. 04-SSR1, Class A, 3.018s, 2039                                                     963,637
.........................................................................................................................
                     Bear Stearns Alternate Trust
.........................................................................................................................
           440,430   Ser. 04-11, Class 2A1, 4.906s, 2034                                                         446,020
.........................................................................................................................
         2,002,738   Ser. 04-11, Class 2A2, 4.974s, 2034                                                       2,030,210
.........................................................................................................................
          $776,916   Ser. 04-9, Class 1A1, 5.134s, 2007                                                          789,481
.........................................................................................................................
         4,891,371   Ser. 04-12, Class 2A2, 5.136s, 2034                                                       4,973,779
.........................................................................................................................
                     Bear Stearns Asset Backed
                     Securities NIM Trust 144A
.........................................................................................................................
           533,572   Ser. 04-FR1, Class A1, 5s, 2034
                     (Cayman Islands)                                                                            533,572
.........................................................................................................................
           254,946   Ser. 04-HE10, Class A1, 4 1/4s,
                     2034 (Cayman Islands)                                                                       254,946
.........................................................................................................................
           128,000   Ser. 04-HE10, Class A2, 5s, 2034
                     (Cayman Islands)                                                                            128,000
.........................................................................................................................
           529,968   Ser. 04-HE6, Class A1, 5 1/4s, 2034
                     (Cayman Islands)                                                                            530,879
.........................................................................................................................
           363,018   Ser. 04-HE7N, Class A1, 5 1/4s,
                     2034 (Cayman Islands)                                                                       363,699
.........................................................................................................................
           153,303   Ser. 04-HE8N, Class A1, 5s, 2034
                     (Cayman Islands)                                                                            153,303
.........................................................................................................................
                     Bear Stearns Asset Backed
                     Securities, Inc.
.........................................................................................................................
         4,603,200   Ser. 03-AC1, Class A, IO, 5s, 2005                                                          121,354
.........................................................................................................................
         5,431,000   Ser. 03-AC4, Class A, IO, 5s, 2006                                                          206,254
.........................................................................................................................
           943,000   FRB Ser. 03-3, Class A2, 3.008s, 2043                                                       944,179
.........................................................................................................................
           278,000   Capital One Multi-Asset Execution
                     Trust FRB Ser. 02-C1, Class C1,
                     5.153s, 2010                                                                                293,290
.........................................................................................................................
           283,000   CARMAX Auto Owner Trust Ser. 04-2,
                     Class D, 3.67s, 2011                                                                        281,302
.........................................................................................................................
                     CARSSX Finance, Ltd. 144A
.........................................................................................................................
           158,377   FRB Ser. 04-AA, Class B3, 5.753s,
                     2011 (Cayman Islands)                                                                       161,841
.........................................................................................................................
           934,581   FRB Ser. 04-AA, Class B4, 7.903s,
                     2011 (Cayman Islands)                                                                       959,296
.........................................................................................................................
         1,505,000   CDO Repackaging Trust Series 144A
                     FRB Ser. 03-2, Class A, 6.621s, 2008                                                      1,595,300
.........................................................................................................................
         8,589,850   Centex Home Equity Ser. 04-C,
                     Class A, IO, 3 1/2s, 2006                                                                   241,931
.........................................................................................................................
           860,000   Chase Credit Card Master Trust FRB
                     Ser. 03-3, Class C, 3.483s, 2010                                                            881,351
.........................................................................................................................
                     Chase Funding Net Interest Margin 144A
.........................................................................................................................
               587   Ser. 03-3A, Class Note, 6 7/8s, 2036                                                            588
.........................................................................................................................
           114,815   Ser. 03-C1A, Class Note, 6 3/4s, 2036                                                       115,245
.........................................................................................................................
           517,443   Ser. 04-OPT1, 4.458s, 2034                                                                  516,796
.........................................................................................................................
                     CHEC NIM Ltd., 144A
.........................................................................................................................
           408,327   Ser. 04-2, Class N1, 4.45s, 2034
                     (Cayman Islands)                                                                            408,303
.........................................................................................................................
           187,000   Ser. 04-2, Class N2, 8s, 2034
                     (Cayman Islands)                                                                            185,932
.........................................................................................................................
            75,000   Ser. 04-2, Class N3, 8s, 2034
                     (Cayman Islands)                                                                             64,500
.........................................................................................................................
           470,000   Citibank Credit Card Issuance Trust
                     FRN Ser. 01-C1, Class C1, 3.15s, 2010                                                       479,014
.........................................................................................................................
                     Conseco Finance
                     Securitizations Corp.
.........................................................................................................................
         3,120,000   Ser. 00-4, Class A6, 8.31s, 2032                                                          2,718,995
.........................................................................................................................
         2,250,190   Ser. 00-5, Class A4, 7.47s, 2032                                                          2,308,695
.........................................................................................................................
         1,638,000   Ser. 00-5, Class A6, 7.96s, 2032                                                          1,441,440
.........................................................................................................................
         2,675,000   Ser. 01-04, Class A4, 7.36s, 2033                                                         2,747,284
.........................................................................................................................
         3,353,475   Ser. 01-1, Class A4, 6.21s, 2032                                                          3,395,059
.........................................................................................................................
         3,013,000   Ser. 01-1, Class A5, 6.99s, 2032                                                          2,866,503
.........................................................................................................................
         1,850,000   Ser. 01-3, Class A4, 6.91s, 2033                                                          1,838,384
.........................................................................................................................
         1,265,808   Ser. 01-4, Class B1, 9.4s, 2033                                                             170,884
.........................................................................................................................
         3,392,402   Ser. 02-1, Class A, 6.681s, 2033                                                          3,545,060
.........................................................................................................................
         1,750,000   Ser. 02-1, Class M2, 9.546s, 2033                                                           787,500
.........................................................................................................................
         3,424,142   Ser. 02-2, Class A, IO, 8 1/2s, 2033                                                        941,235
.........................................................................................................................
         1,226,000   Consumer Credit Reference IDX
                     Securities FRB Ser. 02-1A, Class A,
                     4.521s, 2007                                                                              1,241,667
.........................................................................................................................
                     Countrywide Asset Backed
                     Certificates 144A
.........................................................................................................................
            94,154   Ser. 03-5NF, Class NF, 6 3/4s, 2034                                                          94,418
.........................................................................................................................
           181,024   Ser. 04-1NIM, Class Note, 6s, 2034                                                          181,929
.........................................................................................................................
         1,652,670   Ser. 04-6N, Class N1, 6 1/4s, 2035                                                        1,652,670
.........................................................................................................................
           383,978   Ser. 04-BC1N, Class Note, 5 1/2s, 2035                                                      383,498
.........................................................................................................................
           251,919   Countrywide Asset-Backed
                     Certificates 144A Ser. 04-11N,
                     Class N, 5 1/4s, 2036                                                                       252,468
                     Countrywide Partnership Trust 144A
.........................................................................................................................
           416,000   Ser. 04-14N, 5s, 2036                                                                       416,166
.........................................................................................................................
           261,977   Ser. 04-EC1N, Class N, 5 1/4s, 2035                                                         261,812
.........................................................................................................................
             5,729   Credit-Based Asset Servicing and
                     Securitization 144A Ser. 03-CB2N,
                     Class Note, 8.35s, 2033                                                                       5,734
.........................................................................................................................
           716,000   Crest, Ltd. 144A Ser. 03-2A,
                     Class D2, 6.723s, 2038                                                                      743,208
.........................................................................................................................
                     CS First Boston Mortgage
                     Securities Corp. 144A
.........................................................................................................................
         8,024,998   Ser. 04-C4, Class AX, IO, 0.081s, 2039                                                      185,402
.........................................................................................................................
           699,912   Ser. 04-FR1N, Class A, 5s, 2034                                                             699,912
.........................................................................................................................
           658,250   Fieldstone Mortgage Investment Corp.
                     Ser. 03-1, Class A, IO, 6s, 2005                                                              9,167
.........................................................................................................................
           309,300   Finance America NIM Trust 144A
                     Ser. 04-1, Class A, 5 1/4s, 2034                                                            309,435
.........................................................................................................................
         2,160,000   First Chicago Lennar Trust 144A
                     Ser. 97-CHL1, Class D, 7.863s, 2039                                                       2,250,266
.........................................................................................................................
                     First Franklin Mortgage Loan Asset
                     Backed Certificates
.........................................................................................................................
         5,674,523   Ser. 03-FF3, Class A, IO, 6s, 2005                                                           22,639
.........................................................................................................................
         4,154,182   Ser. 03-FFB, Class A, IO, 6s, 2005                                                           98,973
.........................................................................................................................
                     First Franklin NIM Trust 144A
.........................................................................................................................
            93,620   Ser. 03-FF3A, Class A, 6 3/4s, 2033                                                          93,257
.........................................................................................................................
           244,686   Ser. 04-FF1, Class N1, 4 1/2s, 2034                                                         244,001
.........................................................................................................................
           337,642   Ser. 04-FF10, Class N1, 4.45s, 2034
                     (Cayman Islands)                                                                            337,620
.........................................................................................................................
           433,653   Ser. 04-FF7A, Class A, 5s, 2034                                                             434,607
.........................................................................................................................
           490,333   First Plus Home Loan Trust
                     Ser. 97-3, Class B1, 7.79s, 2023                                                            490,639
.........................................................................................................................
           480,000   Ford Credit Auto Owner Trust
                     Ser. 04-A, Class C, 4.19s, 2009                                                             480,600
.........................................................................................................................
           134,797   Freemont NIM Trust 144A Ser. 04-3,
                     Class B, 7 1/2s, 2034                                                                       132,142
.........................................................................................................................
           670,216   Freemont Trust 144A Ser. 04-3A,
                     4 1/2s, 2034                                                                                669,076
.........................................................................................................................
                     Fremont NIM Trust 144A
.........................................................................................................................
            20,197   Ser. 03-B, Class Note, 5.65s, 2033                                                           20,222
.........................................................................................................................
           380,133   Ser. 04-A, Class Note, 4 3/4s, 2034                                                         378,803
.........................................................................................................................
           263,614   Ser. 04-B, Class Note, 4.703s, 2034                                                         263,614
.........................................................................................................................
           589,320   Ser. 04-D, Class N1, 4 1/2s, 2034                                                           591,500
.........................................................................................................................
            64,341   Ser. 04-D, Class N2, 7 1/2s, 2034                                                            64,406
.........................................................................................................................
           836,610   GE Capital Credit Card Master Note
                     Trust FRB Ser. 04-2, Class C,
                     2.883s, 2010                                                                                836,610
.........................................................................................................................
           223,541   GE Corporate Aircraft
                     Financing, LLC 144A Ser. 04-1A,
                     Class B, 3.031s, 2018                                                                       223,541
.........................................................................................................................
         3,940,000   GMAC Mortgage Corp. Ser. 04-HE5,
                     Class A, IO, 6s, 2007                                                                       371,222
.........................................................................................................................
           230,000   Goldentree Loan Opportunities II,
                     Ltd. 144A FRN Ser. 2A, Class 4,
                     5.091s, 2015 (Cayman Islands)                                                               234,313
.........................................................................................................................
                     Granite Mortgages PLC
.........................................................................................................................
           719,000   FRB Ser. 04-1, Class 1C, 3.41s,
                     2044 (United Kingdom)                                                                       722,146
.........................................................................................................................
         1,495,000   FRN Ser. 01-1, Class 1C, 3.479s,
                     2041 (United Kingdom)                                                                     1,499,438
.........................................................................................................................
                     Granite Mortgages PLC FRB
.........................................................................................................................
           580,000   Ser. 02-1, Class 1C, 3.379s, 2042
                     (United Kingdom)                                                                            589,106
.........................................................................................................................
           290,000   Ser. 02-2, Class 1C, 3.329s, 2043
                     (United Kingdom)                                                                            294,640
.........................................................................................................................
                     Green Tree Financial Corp.
.........................................................................................................................
           397,400   Ser. 97-4, Class A7, 7.36s, 2029                                                            430,185
.........................................................................................................................
           241,747   Ser. 97-6, Class A8, 7.07s, 2029                                                            250,925
.........................................................................................................................
           412,562   Ser. 97-6, Class A9, 7.55s, 2029                                                            447,485
.........................................................................................................................
           316,531   Ser. 97-7, Class A8, 6.86s, 2029                                                            336,414
.........................................................................................................................
           167,550   Ser. 99-3, Class A5, 6.16s, 2031                                                            169,356
.........................................................................................................................
           505,000   Ser. 99-3, Class A6, 6 1/2s, 2031                                                           527,488
.........................................................................................................................
         6,610,000   Ser. 99-5, Class A5, 7.86s, 2030                                                          5,910,999
.........................................................................................................................
         2,067,672   Greenpoint Manufactured Housing
                     Ser. 00-3, Class IA, 8.45s, 2031                                                          2,010,811
.........................................................................................................................
         1,658,000   GS Auto Loan Trust 144A Ser. 04-1,
                     Class D, 5s, 2011                                                                         1,632,801
.........................................................................................................................
                     GSAMP Trust 144A
.........................................................................................................................
            80,181   Ser. 03-HE1N, Class Note, 7 1/4s, 2033                                                       80,230
.........................................................................................................................
           242,418   Ser. 04-FM1N, Class Note, 5 1/4s, 2033                                                      242,199
.........................................................................................................................
           322,643   Ser. 04-HE1N, Class N1, 5s, 2034                                                            322,062
.........................................................................................................................
         1,901,550   Ser. 04-NIM1, Class N1, 5 1/2s, 2034                                                      1,900,599
.........................................................................................................................
           681,000   Ser. 04-NIM1, Class N2, zero %, 2034                                                        503,824
.........................................................................................................................
         1,762,265   Ser. 04-NIM2, Class N, 4 7/8s, 2034                                                       1,754,687
.........................................................................................................................
           159,736   Ser. 04-RENM, Class Note, 5 1/2s, 2032                                                      159,736
.........................................................................................................................
           289,249   Ser. 04-SE2N, Class Note, 5 1/2s, 2034                                                      289,104
.........................................................................................................................
         1,709,356   High Income Trust Securities 144A
                     FRB Ser. 03-1A, Class A, 2.76s, 2036                                                      1,651,067
.........................................................................................................................
           332,000   Holmes Financing PLC FRB Ser. 8,
                     Class 2C, 2.79s, 2040 (United Kingdom)                                                      333,349
.........................................................................................................................
                     Holmes Financing PLC FRB
.........................................................................................................................
         6,735,000   Ser. 1, Class 2C, 3.22s, 2040
                     (United Kingdom)                                                                          6,735,000
.........................................................................................................................
           380,000   Ser. 4, Class 3C, 3.37s, 2040
                     (United Kingdom)                                                                            384,864
.........................................................................................................................
           290,000   Ser. 5, Class 2C, 3.52s, 2040
                     (United Kingdom)                                                                            290,812
.........................................................................................................................
                     Home Equity Asset Trust 144A
.........................................................................................................................
            23,096   Ser. 03-4N, Class A, 8s, 2033                                                                23,153
.........................................................................................................................
            63,138   Ser. 03-5N, Class A, 7 1/2s, 2034                                                            63,454
.........................................................................................................................
            24,114   Ser. 03-6N, Class A, 6 1/2s, 2034                                                            24,114
.........................................................................................................................
           121,562   Ser. 03-7N, Class A, 5 1/4s, 2034                                                           121,638
.........................................................................................................................
           277,880   Ser. 04-1N, Class A, 5s, 2034                                                               277,880
.........................................................................................................................
           300,927   Ser. 04-3N, Class A, 5s, 2034                                                               300,927
.........................................................................................................................
           430,609   Ser. 04-4N, Class A, 5s, 2034                                                               430,609
.........................................................................................................................
           880,675   Ser. 04-5N, Class A, 5 1/4s, 2034                                                           881,776
.........................................................................................................................
           188,000   Hyundai Auto Receivables Trust
                     Ser. 04-A, Class D, 4.1s, 2011                                                              186,556
.........................................................................................................................
           605,735   IMPAC Secured Assets Corp.
                     Ser. 03-1, Class A, IO, 5s, 2005                                                             13,695
.........................................................................................................................
                     LNR CDO, Ltd. 144A
.........................................................................................................................
         2,075,000   FRB Ser. 02-1A, Class FFL, 5.167s,
                     2037 (Cayman Islands)                                                                     2,044,498
.........................................................................................................................
         1,280,000   FRB Ser. 03-1A, Class EFL, 5.415s,
                     2036 (Cayman Islands)                                                                     1,390,464
.........................................................................................................................
                     Long Beach Asset Holdings Corp. NIM
                     Trust 144A
.........................................................................................................................
            25,854   Ser. 03-4, Class N1, 6.535s, 2033                                                            25,854
.........................................................................................................................
           274,410   Ser. 04-2, Class N1, 4.94s, 2034                                                            274,410
.........................................................................................................................
           706,776   Ser. 04-5, Class Note, 5s, 2034                                                             708,331
.........................................................................................................................
                     Long Beach Mortgage Loan Trust
.........................................................................................................................
           211,600   Ser. 03-2, Class S1, IO, 4 1/4s, 2005                                                         4,202
.........................................................................................................................
         4,407,105   Ser. 03-2, Class S2, IO, 4 1/4s, 2005                                                        88,171
.........................................................................................................................
        11,456,910   Ser. 04-3, Class S1, IO, 4 1/2s, 2006                                                       635,500
.........................................................................................................................
         5,728,477   Ser. 04-3, Class S2, IO, 4 1/2s, 2006                                                       317,751
.........................................................................................................................
                     Madison Avenue Manufactured
                     Housing Contract
.........................................................................................................................
        82,496,067   Ser. 02-A IO, 0.3s, 2032                                                                    940,967
.........................................................................................................................
         1,626,445   FRB Ser. 02-A, Class B1, 5.668s, 2032                                                       894,545
.........................................................................................................................
                     Marriott Vacation Club Owner Trust 144A
.........................................................................................................................
           103,707   Ser. 04-2A, Class C, 4.741s, 2026                                                           103,081
.........................................................................................................................
           104,650   Ser. 04-2A, Class D, 5.389s, 2026                                                           104,033
.........................................................................................................................
         1,116,733   FRB Ser. 02-1A, Class A1, 3.11s, 2024                                                     1,127,071
.........................................................................................................................
                     Master Asset Backed Securities NIM
                     Trust 144A
.........................................................................................................................
           202,591   Ser. 04-CI3, Class N1, 4.45s, 2034                                                          202,591
.........................................................................................................................
           187,000   Ser. 04-CI5, Class N2, 10s, 2034                                                            186,794
.........................................................................................................................
           317,163   Ser. 04-HE1, Class A, 5 1/4s, 2034                                                          317,131
.........................................................................................................................
           503,835   Master Asset Backed Securities NIM
                     Trust 144A Ser. 04-CI5, Class N1,
                     4.946s, 2034                                                                                503,835
.........................................................................................................................
           860,000   MBNA Credit Card Master Note Trust
                     FRN Ser. 03-C5, Class C5, 3.583s, 2010                                                      879,410
.........................................................................................................................
         2,809,546   Merit Securities Corp. FRB
                     Ser. 11PA, Class 3A1, 3.04s, 2027                                                         2,697,164
.........................................................................................................................
                     Merrill Lynch Mortgage
                     Investors, Inc.
.........................................................................................................................
            61,253   Ser. 03-WM3N, Class N1, 8s, 2005                                                             61,412
.........................................................................................................................
           243,924   Ser. 04-OP1N, Class N1, 4 3/4s,
                     2035 (Cayman Islands)                                                                       243,217
.........................................................................................................................
                     Merrill Lynch Mortgage
                     Investors, Inc. 144A
.........................................................................................................................
           164,883   Ser. 03-OP1N, Class N1, 7 1/4s, 2034                                                        165,328
.........................................................................................................................
           111,879   Ser. 03-WM1N, Class N1, 7s, 2033                                                            112,159
.........................................................................................................................
           139,051   Ser. 04-FM1N, Class N1, 5s, 2035                                                            138,439
.........................................................................................................................
           167,197   Ser. 04-HE1N, Class N1, 5s, 2006                                                            166,027
.........................................................................................................................
           436,820   Ser. 04-HE2N, Class N1, 5s, 2035                                                            434,795
.........................................................................................................................
           354,583   Ser. 04-WM1N, Class N1, 4 1/2s, 2034                                                        353,271
.........................................................................................................................
           253,202   Ser. 04-WM2N, Class N1, 4 1/2s, 2005                                                        252,240
.........................................................................................................................
           535,781   Ser. 04-WM3N, Class N1, 4 1/2s, 2005                                                        533,638
.........................................................................................................................
           467,000   Metris Master Trust FRN Ser. 04-2,
                     Class C, 3.76s, 2010                                                                        467,000
.........................................................................................................................
           928,000   Metris Master Trust 144A FRN
                     Ser. 01-2, Class C, 4.31s, 2009                                                             926,674
.........................................................................................................................
         1,122,000   Mezz Cap Commercial Mortgage Trust
                     144A Ser. 04-C2, Class X, IO, 5s, 2034                                                      448,274
.........................................................................................................................
           303,430   Mid-State Trust Ser. 11, Class B,
                     8.221s, 2038                                                                                294,003
.........................................................................................................................
         1,277,679   MMCA Automobile Trust Ser. 02-1,
                     Class B, 5.37s, 2010                                                                      1,285,600
.........................................................................................................................
                     Morgan Stanley ABS Capital I 144A
.........................................................................................................................
            18,605   Ser. 03-NC8N, Class Note, 7.6s, 2033                                                         18,651
.........................................................................................................................
           149,541   Ser. 04-NC2N, Class Note, 6 1/4s, 2033                                                      149,774
.........................................................................................................................
         1,540,000   Morgan Stanley ABS Capital I FRB
                     Ser. 04-WMC3, Class A2PT, 2.62s, 2035                                                     1,540,000
.........................................................................................................................
            94,000   Morgan Stanley Auto Loan Trust
                     Ser. 04-HB2, Class D, 3.59s, 2012                                                            94,029
.........................................................................................................................
                     Morgan Stanley Auto Loan Trust 144A
.........................................................................................................................
           483,000   Ser. 04-HB1, Class D, 5 1/2s, 2011                                                          477,735
.........................................................................................................................
           226,000   Ser. 04-HB2, Class E, 5s, 2012                                                              219,008
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
.........................................................................................................................
           270,633   FRN Ser. 01-NC3, Class B1, 4.
                     868s, 2031                                                                                  268,336
.........................................................................................................................
           579,000   FRN Ser. 01-NC4, Class B1,
                     4.913s, 2032                                                                                574,053
.........................................................................................................................
           520,000   Navigator CDO, Ltd. 144A FRB
                     Ser. 03-1A, Class A1, 2.78s, 2015                                                           523,328
.........................................................................................................................
           736,000   New Century Home Equity Loan Trust
                     Ser. 03-5, Class AI7, 5.15s, 2033                                                           739,682
.........................................................................................................................
                     New Century Mortgage Corp. NIM
                     Trust 144A
.........................................................................................................................
            23,748   Ser. 03-5, Class Note, 8s, 2033                                                              23,885
.........................................................................................................................
           114,808   Ser. 03-B, Class Note, 6 1/2s, 2033                                                         115,203
.........................................................................................................................
           299,000   Newcastle CDO, Ltd. 144A FRB
                     Ser. 3A, Class 4FL, 5.617s, 2038                                                            303,485
.........................................................................................................................
           387,801   Nomura Asset Acceptance Corp. 144A
                     Ser. 04-R2, Class PT, 10.118s, 2034                                                         431,550
.........................................................................................................................
           371,000   Nomura Asset Acceptance Corp.
                     Ser. 04-R3, Class PT, 10.001s, 2035                                                         415,520
.........................................................................................................................
                     Novastar NIM Trust 144A
.........................................................................................................................
           201,432   Ser. 04-N1, Class Note, 4.458s, 2034                                                        201,432
.........................................................................................................................
           506,255   Ser. 04-N2, Class Note, 4.458s, 2034                                                        506,255
.........................................................................................................................
                     Oakwood Mortgage Investors, Inc.
.........................................................................................................................
         1,107,205   Ser. 00-A, Class A3, 7.945s, 2022                                                           981,398
.........................................................................................................................
         2,704,954   Ser. 02-C, Class A1, 5.41s, 2032                                                          2,405,010
.........................................................................................................................
           287,923   Oakwood Mortgage Investors, Inc.
                     144A Ser. 01-B, Class A4, 7.21s, 2030                                                       274,336
.........................................................................................................................
           273,000   Oceanstar 144A FRB Ser. 04,
                     Class D, 4.406s, 2034                                                                       273,000
.........................................................................................................................
           111,957   Option One Mortgage
                     Securities Corp. NIM Trust 144A
                     Ser. 03-5, Class Note, 6.9s, 2033                                                           112,517
.........................................................................................................................
         1,349,667   Option One Woodbridge Loan Trust
                     144A Ser. 03-1, Class S, IO, 3.7s, 2005                                                      19,900
.........................................................................................................................
           189,000   Origen Manufactured Housing
                     Ser. 04-B, Class A2, 3.79s, 2017                                                            185,988
.........................................................................................................................
                     Park Place Securities NIM Trust 144A
.........................................................................................................................
         1,052,000   Ser. 04, 4 1/2s, 2035                                                                     1,050,422
.........................................................................................................................
           195,396   Ser. 04-MCWN1, Class A, 4.458s, 2034                                                        195,396
.........................................................................................................................
           330,000   Ser. 04-WCW2, Class D, 7.387s, 2034                                                         330,000
.........................................................................................................................
                     Pass-Through Amortizing Credit
                     Card Trust
.........................................................................................................................
           151,020   Ser. 02-1A, Class A3FL, 5.11s, 2012                                                         151,301
.........................................................................................................................
           236,869   Ser. 02-1A, Class A4FL, 7.61s, 2012                                                         237,306
.........................................................................................................................
                     People's Choice Net Interest Margin
                     Note 144A
.........................................................................................................................
         1,106,184   Ser. 04-2, Class A, 5s, 2034                                                              1,108,671
.........................................................................................................................
           140,000   Ser. 04-2, Class B, 5s, 2034                                                                126,840
.........................................................................................................................
           580,000   Permanent Financing PLC FRB Ser. 3,
                     Class 3C, 3.61s, 2042 (United Kingdom)                                                      587,888
.........................................................................................................................
                     Providian Gateway Master Trust 144A
.........................................................................................................................
           415,000   Ser. 04-DA, Class D, 4.4s, 2011                                                             410,591
.........................................................................................................................
           535,000   FRB Ser. 04-AA, Class D, 3.95s, 2011                                                        536,177
.........................................................................................................................
           920,000   FRN Ser. 04-BA, Class D, 3.803s, 2010                                                       926,952
.........................................................................................................................
           267,000   FRN Ser. 04-EA, Class D, 3.333s, 2011                                                       267,083
.........................................................................................................................
         1,091,267   Renaissance Home Equity Loan Trust
                     Ser. 03-2, Class A, IO, 3s, 2005                                                             20,327
.........................................................................................................................
           112,405   Renaissance NIM Trust 144A
                     Ser. 04-A, 4.45s, 2034                                                                      112,405
.........................................................................................................................
         3,522,711   Residential Asset Mortgage
                     Products, Inc. Ser. 04-RZ2,
                     Class A, IO, 3 1/2s, 2006                                                                    96,187
.........................................................................................................................
         1,222,236   Residential Accredit Loans, Inc.
                     Ser. 04-QA5, Class A2, 5.003s, 2034                                                       1,239,424
.........................................................................................................................
                     Residential Asset Securities Corp.
.........................................................................................................................
         1,440,188   Ser. 02-KS6, Class AIO, IO, 4 1/2s, 2005                                                      9,669
.........................................................................................................................
           392,914   Ser. 03-KS4, Class AI, IO, 3 1/2s, 2005                                                       7,594
.........................................................................................................................
                     Residential Asset Securities Corp. 144A
.........................................................................................................................
           863,603   Ser. 04-N10B, Class A1, 5s, 2034                                                            863,603
.........................................................................................................................
           862,663   Ser. 04-NT, 5s, 2034                                                                        858,350
.........................................................................................................................
                     Residential Funding Mortgage Securities II
.........................................................................................................................
         7,123,880   Ser. 03-HS1, Class AI, IO, 5 1/2s, 2033                                                     206,593
.........................................................................................................................
         2,579,655   Ser. 03-HS2, Class AI, IO, 5 1/2s, 2005                                                      97,235
.........................................................................................................................
         2,312,963   Ser. 03-HS3, Class AI, IO, 5s, 2006                                                          76,790
.........................................................................................................................
                     SAIL Net Interest Margin Notes 144A
.........................................................................................................................
           167,819   Ser. 03-12A, Class A, 7.35s, 2033
                     (Cayman Islands)                                                                            169,497
.........................................................................................................................
           109,029   Ser. 03-13A, Class A, 6 3/4s, 2033
                     (Cayman Islands)                                                                            109,574
.........................................................................................................................
            40,599   Ser. 03-3, Class A, 7 3/4s, 2033
                     (Cayman Islands)                                                                             40,903
.........................................................................................................................
           172,295   Ser. 03-4, Class A, 7 1/2s, 2033
                     (Cayman Islands)                                                                            172,106
.........................................................................................................................
            60,122   Ser. 03-5, Class A, 7.35s, 2033
                     (Cayman Islands)                                                                             60,104
.........................................................................................................................
           114,362   Ser. 03-6A, Class A, 7s, 2033
                     (Cayman Islands)                                                                            114,362
.........................................................................................................................
           101,259   Ser. 03-7A, Class A, 7s, 2033
                     (Cayman Islands)                                                                            100,508
.........................................................................................................................
           113,160   Ser. 03-8A, Class A, 7s, 2033
                     (Cayman Islands)                                                                            112,591
.........................................................................................................................
           243,174   Ser. 03-9A, Class A, 7s, 2033
                     (Cayman Islands)                                                                            241,910
.........................................................................................................................
           162,261   Ser. 03-BC2A, Class A, 7 3/4s, 2033
                     (Cayman Islands)                                                                            161,790
.........................................................................................................................
         1,556,889   Ser. 04-10A, Class A, 5s, 2034
                     (Cayman Islands)                                                                          1,557,512
.........................................................................................................................
           850,834   Ser. 04-2A, Class A, 5 1/2s, 2034
                     (Cayman Islands)                                                                            850,834
.........................................................................................................................
         1,104,902   Ser. 04-4A, Class A, 5s, 2034
                     (Cayman Islands)                                                                          1,103,245
.........................................................................................................................
           160,000   Ser. 04-4A, Class B, 7 1/2s, 2034
                     (Cayman Islands)                                                                            147,504
.........................................................................................................................
           321,784   Ser. 04-5A, Class A, 4 1/2s, 2034
                     (Cayman Islands)                                                                            321,310
.........................................................................................................................
           441,189   Ser. 04-7A, Class A, 4 3/4s, 2034
                     (Cayman Islands)                                                                            440,575
.........................................................................................................................
            64,032   Ser. 04-7A, Class B, 6 3/4s, 2034
                     (Cayman Islands)                                                                             62,969
.........................................................................................................................
           431,462   Ser. 04-8A, Class A, 5s, 2034
                     (Cayman Islands)                                                                            431,462
.........................................................................................................................
           269,810   Ser. 04-8A, Class B, 6 3/4s, 2034
                     (Cayman Islands)                                                                            263,753
.........................................................................................................................
           701,403   Ser. 04-AA, Class A, 4 1/2s, 2034
                     (Cayman Islands)                                                                            698,948
.........................................................................................................................
           254,849   Ser. 04-BN2A, Class A, 5s, 2034
                     (Cayman Islands)                                                                            254,951
.........................................................................................................................
           131,842   Ser. 04-BNCA, Class A, 5s, 2034
                     (Cayman Islands)                                                                            131,648
.........................................................................................................................
            18,373   Sasco Net Interest Margin Trust
                     144A Ser. 03-AM1, Class A, 7 3/4s, 2033                                                      18,284
.........................................................................................................................
            66,008   Saxon Net Interest Margin Trust
                     144A Ser. 03-A, Class A, 6.656s, 2033                                                        66,008
.........................................................................................................................
            65,515   Sharps SP I, LLC Net Interest Margin Trust
                     Ser. 03-NC1N, Class N, 7 1/4s, 2033                                                          65,784
.........................................................................................................................
                     Sharps SP I, LLC Net Interest
                     Margin Trust 144A
.........................................................................................................................
           409,443   Ser. 03-0P1N, Class NA, 4.45s, 2033                                                         408,952
.........................................................................................................................
           119,205   Ser. 03-HE1N, 6.9s, 2033                                                                    119,694
.........................................................................................................................
            49,374   Ser. 03-TC1N, Class N, 7.45s, 2033                                                           49,374
.........................................................................................................................
           231,582   Ser. 04-4N, Class Note, 6.65s, 2034                                                         231,304
.........................................................................................................................
           210,349   Ser. 04-HE1N, Class Note, 4.94s, 2034                                                       210,349
.........................................................................................................................
           155,198   Ser. 04-HE2N, Class NA, 5.43s, 2034                                                         154,810
.........................................................................................................................
           189,235   Ser. 04-HS1N, Class Note, 5.92s, 2034                                                       189,235
.........................................................................................................................
           235,000   South Coast Funding FRB Ser. 3A,
                     Class A2, 3.46s, 2038                                                                       237,938
.........................................................................................................................
                     Structured Adjustable Rate Mortgage
                     Loan Trust
.........................................................................................................................
           354,730   Ser. 04-4, Class 1A1, 4.79s, 2034                                                           359,065
.........................................................................................................................
         1,106,892   Ser. 04-10, Class 1A1, 4.969s, 2034                                                       1,124,086
.........................................................................................................................
         1,264,173   Ser. 04-18, Class 1A1, 5.089s, 2034                                                       1,285,798
.........................................................................................................................
         2,132,067   Ser. 04-12, Class 1A2, 5.064s, 2034                                                       2,167,294
.........................................................................................................................
         3,210,000   Ser. 04-20, Class 1A2, 5.093s, 2034                                                       3,269,686
.........................................................................................................................
         2,737,237   Ser. 04-14, Class 1A, 5.128s, 2034                                                        2,785,560
.........................................................................................................................
         2,054,641   Ser. 04-16, Class 1A2, 5.041s, 2034                                                       2,088,439
.........................................................................................................................
         4,402,442   Ser. 04-6, Class 1A, 4.424s, 2034                                                         4,439,474
.........................................................................................................................
            81,343   Ser. 04-8, Class 1A3, 4.729s, 2034                                                           81,951
.........................................................................................................................
         1,853,162   Structured Adjustable Rate Mortgage
                     Loan Trust 144A Ser. 04-NP2,
                     Class A, 2.767s, 2034                                                                     1,853,162
.........................................................................................................................
                     Structured Asset Investment Loan Trust
.........................................................................................................................
         3,449,804   Ser. 03-BC1, Class A, IO, 6s, 2005                                                           30,925
.........................................................................................................................
         2,383,992   Ser. 03-BC10, Class A, IO, 6s, 2005                                                          33,214
.........................................................................................................................
        16,908,146   Ser. 03-BC11, Class A, IO, 6s, 2005                                                         319,304
.........................................................................................................................
         2,394,004   Ser. 03-BC12, Class A, IO, 6s, 2005                                                          57,037
.........................................................................................................................
         3,884,571   Ser. 03-BC13, Class A, IO, 6s, 2005                                                          92,550
.........................................................................................................................
            77,530   Ser. 03-BC1A, Class A, 7 3/4s, 2033                                                          77,772
.........................................................................................................................
        10,195,293   Ser. 03-BC2, Class A, IO, 6s, 2005                                                          142,040
.........................................................................................................................
        13,078,890   Ser. 03-BC6, Class A, IO, 6s, 2005                                                           52,180
.........................................................................................................................
         7,956,737   Ser. 03-BC7, Class A, IO, 6s, 2005                                                           31,738
.........................................................................................................................
         5,794,015   Ser. 03-BC8, Class A, IO, 6s, 2005                                                          137,723
.........................................................................................................................
         6,907,333   Ser. 03-BC9, Class A, IO, 6s, 2005                                                           61,938
.........................................................................................................................
        15,350,982   Ser. 04-1, Class A, IO, 6s, 2005                                                            440,919
.........................................................................................................................
        11,272,507   Ser. 04-3, Class A, IO, 6s, 2005                                                            434,893
.........................................................................................................................
                     Structured Asset Securities Corp.
.........................................................................................................................
         1,492,057   Ser. 03-26A, Class 2A, 4.571s, 2033                                                       1,505,357
.........................................................................................................................
           902,182   Ser. 03-40A, Class 1A, 4.983s, 2034                                                         914,456
.........................................................................................................................
           813,427   Ser. 04-8, Class 1A1, 4.729s, 2034                                                          823,467
.........................................................................................................................
                     Structured Asset Securities Corp. 144A
.........................................................................................................................
         1,236,000   FRB Ser. 03-NP2, Class A2, 2.731s, 2032                                                   1,234,262
.........................................................................................................................
           289,642   FRN Ser. 03-NP3, Class A1, 2.913s, 2033                                                     289,642
.........................................................................................................................
         1,416,000   Terwin Mortgage Trust FRB
                     Ser. 04-5HE, Class A1B, 2.601s, 2035                                                      1,414,673
.........................................................................................................................
           718,000   TIAA Real Estate CD0, Ltd. Ser. 03-1A,
                     Class E, 8s, 2038 (Cayman Islands)                                                          691,760
.........................................................................................................................
         6,676,707   Wells Fargo Home Equity Trust
                     Ser. 04-1, Class A, IO, 6s, 2005                                                            266,076
.........................................................................................................................
                     Wells Fargo Home Equity Trust 144A
.........................................................................................................................
           337,301   Ser. 04-1N, Class A, 5s, 2034                                                               336,095
.........................................................................................................................
         1,156,182   Ser. 04-2, Class N1, 4.45s, 2034                                                          1,156,114
.........................................................................................................................
           378,000   Ser. 04-2, Class N2, 8s, 2034                                                               359,100
.........................................................................................................................
         2,339,469   Wells Fargo Mortgage Backed
                     Securities Trust FRB Ser. 04-U,
                     Class A1, 3.892s, 2034                                                                    2,357,015
.........................................................................................................................
           438,000   Westo Ser. 04-3, Class D, 4.07s, 2012                                                       436,073
.........................................................................................................................
                     WFS Financial Owner Trust
.........................................................................................................................
           221,809   Ser. 04-1, Class D, 3.17s, 2011                                                             219,902
.........................................................................................................................
           187,000   Ser. 04-4, Class D, 3.58s, 2012                                                             185,115
.........................................................................................................................
           172,545   Whole Auto Loan Trust Ser. 03-1,
                     Class C, 3.13s, 2010                                                                        170,064
.........................................................................................................................
                     Whole Auto Loan Trust 144A
.........................................................................................................................
           932,346   Ser. 03-1, Class D, 6s, 2010                                                                929,724
.........................................................................................................................
           700,000   Ser. 04-1, Class D, 5.6s, 2011                                                              697,047
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $219,415,103)                                                                    $214,942,852
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (18.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Basic Materials (1.0%)
.........................................................................................................................
          $635,000   Avery Dennison Corp. notes 4 7/8s, 2013                                                    $643,197
.........................................................................................................................
           305,000   Barrick Gold Corp. bonds 5.8s, 2034
                     (Canada)                                                                                    306,965
.........................................................................................................................
           155,000   Barrick Gold Finance, Inc.
                     notes 4 7/8s, 2014                                                                          154,437
.........................................................................................................................
           550,000   Dow Chemical Co. (The) debs.
                     8.55s, 2009                                                                                 643,408
.........................................................................................................................
            65,000   Dow Chemical Co. (The) notes 6s, 2012                                                        71,015
.........................................................................................................................
           695,000   Dow Chemical Co. (The) Pass Through
                     Trust 144A company guaranty
                     4.027s, 2009                                                                                667,392
.........................................................................................................................
           355,000   Eastman Chemical Co. notes 3 1/4s, 2008                                                     346,903
.........................................................................................................................
           605,000   Falconbridge, Ltd. bonds 5 3/8s,
                     2015 (Canada)                                                                               599,176
.........................................................................................................................
           330,000   Georgia-Pacific Corp. sr. notes 8s, 2014                                                    375,375
.........................................................................................................................
           180,000   ICI Wilmington Inc. company
                     guaranty 5 5/8s, 2013                                                                       186,425
.........................................................................................................................
           525,000   ICI Wilmington Inc. company
                     guaranty 4 3/8s, 2008                                                                       527,050
.........................................................................................................................
           265,000   Inco, Ltd. bonds 5.7s, 2015 (Canada)                                                        276,024
.........................................................................................................................
           310,000   International Paper Co. notes 5.3s, 2015                                                    313,638
.........................................................................................................................
           415,000   Lubrizol Corp. (The)
                     sr. notes 5 1/2s, 2014                                                                      417,446
.........................................................................................................................
           970,000   Millennium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                     1,103,375
.........................................................................................................................
           360,000   Monsanto Co. notes 4s, 2008                                                                 360,610
.........................................................................................................................
           110,000   Monsanto Co. sr. notes 7 3/8s, 2012                                                         128,621
.........................................................................................................................
           225,000   Potash Corp. of Saskatchewan
                     notes 7 3/4s, 2011 (Canada)                                                                 265,041
.........................................................................................................................
           230,000   Praxair, Inc. notes 6 3/8s, 2012                                                            256,778
.........................................................................................................................
           455,000   Weyerhaeuser Co. debs. 7.95s, 2025                                                          559,707
.........................................................................................................................
           300,000   Weyerhaeuser Co. debs. 7 1/8s, 2023                                                         339,775
.........................................................................................................................
           410,000   Weyerhaeuser Co. notes 6 3/4s, 2012                                                         462,001
.........................................................................................................................
           160,000   WMC Finance USA company
                     guaranty 6 1/4s, 2033 (Australia)                                                           163,772
.........................................................................................................................
           290,000   WMC Finance USA company
                     guaranty 5 1/8s, 2013 (Australia)                                                           289,162
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,457,293
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.6%)
.........................................................................................................................
            65,000   Boeing Capital Corp. sr. notes 6.1s, 2011                                                    70,899
.........................................................................................................................
           305,000   Boeing Co. (The) debs. 6 7/8s, 2043                                                         351,268
.........................................................................................................................
            75,000   Bunge Ltd. Finance Corp. company
                     guaranty 7.8s, 2012                                                                          89,057
.........................................................................................................................
           425,000   Bunge Ltd. Finance Corp. company
                     guaranty 4 3/8s, 2008                                                                       428,261
.........................................................................................................................
           215,000   Bunge Ltd. Finance Corp.
                     notes 5 7/8s, 2013                                                                          228,240
.........................................................................................................................
           210,000   Litton Industries, Inc. sr. notes 8s, 2009                                                  240,478
.........................................................................................................................
           560,000   Lockheed Martin Corp. bonds
                     8 1/2s, 2029                                                                                766,235
.........................................................................................................................
           565,000   Northrop Grumman Corp. company
                     guaranty 7 1/8s, 2011                                                                       648,401
.........................................................................................................................
           110,000   Raytheon Co. bonds 5 3/8s, 2013                                                             114,594
.........................................................................................................................
           280,000   Raytheon Co. debs. 7s, 2028                                                                 325,422
.........................................................................................................................
           286,000   Raytheon Co. debs. 6s, 2010                                                                 309,469
.........................................................................................................................
           410,000   Raytheon Co. notes 8.3s, 2010                                                               485,847
.........................................................................................................................
           370,000   Raytheon Co. notes 4.85s, 2011                                                              377,504
.........................................................................................................................
           355,000   Sealed Air Corp. 144A bonds
                     6 7/8s, 2033                                                                                383,358
.........................................................................................................................
           435,000   Sealed Air Corp. 144A notes
                     5 5/8s, 2013                                                                                450,015
.........................................................................................................................
           550,000   Waste Management, Inc.
                     sr. notes 7 3/8s, 2010                                                                      630,439
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,899,487
------------------------------------------------------------------------------------------------------------------------
Communication Services (2.3%)
.........................................................................................................................
           325,000   Ameritech Capital Funding company
                     guaranty 6 1/4s, 2009                                                                       346,867
.........................................................................................................................
           265,000   AT&T Wireless Services, Inc.
                     notes 8 1/8s, 2012                                                                          320,344
.........................................................................................................................
           700,000   AT&T Wireless Services, Inc.
                     sr. notes 8 3/4s, 2031                                                                      943,819
.........................................................................................................................
         1,050,000   AT&T Wireless Services, Inc.
                     sr. notes 7 7/8s, 2011                                                                    1,237,548
.........................................................................................................................
           520,000   Bellsouth Capital Funding
                     notes 7 3/4s, 2010                                                                          602,403
.........................................................................................................................
           305,000   Citizens Communications Co.
                     sr. notes 6 1/4s, 2013                                                                      307,288
.........................................................................................................................
           765,000   Deutsche Telekom International
                     Finance BV bonds 8 1/2s, 2010
                     (Netherlands)                                                                               911,400
.........................................................................................................................
           300,000   Deutsche Telekom International
                     Finance BV company guaranty 8 3/4s,
                     2030 (Netherlands)                                                                          393,381
.........................................................................................................................
           790,000   Deutsche Telekom International
                     Finance BV notes 5 1/4s, 2013
                     (Netherlands) (S)                                                                           812,600
.........................................................................................................................
           300,000   France Telecom notes 9 1/4s,
                     2031 (France)                                                                               406,678
.........................................................................................................................
         1,395,000   France Telecom notes 7 3/4s,
                     2011 (France)                                                                             1,664,100
.........................................................................................................................
           455,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8 3/8s, 2030 (Netherlands)                                                            590,347
.........................................................................................................................
           395,000   New England Telephone &
                     Telegraph Co. debs. 7 7/8s, 2029                                                            476,901
.........................................................................................................................
         1,135,000   Nextel Communications, Inc.
                     sr. notes 5.95s, 2014                                                                     1,174,725
.........................................................................................................................
           246,000   Qwest Corp. 144A sr. notes 7 7/8s, 2011                                                     266,910
.........................................................................................................................
           200,000   SBC Communications, Inc.
                     notes 5.1s, 2014                                                                            201,859
.........................................................................................................................
           200,000   SBC Communications, Inc.
                     notes 4 1/8s, 2009                                                                          199,635
.........................................................................................................................
         1,255,000   Sprint Capital Corp. company
                     guaranty 7 5/8s, 2011                                                                     1,457,104
.........................................................................................................................
         1,775,000   Sprint Capital Corp. company
                     guaranty 6 7/8s, 2028                                                                     1,943,247
.........................................................................................................................
           695,000   Telecom Italia Capital SA company
                     guaranty 6 3/8s, 2033 (Luxembourg)                                                          714,598
.........................................................................................................................
           490,000   Telecom Italia Capital SA company
                     guaranty 5 1/4s, 2013 (Luxembourg)                                                          495,260
.........................................................................................................................
           560,000   Telecom Italia Capital SA 144A company
                     guaranty 4s, 2010 (Luxembourg)                                                              546,006
.........................................................................................................................
           380,000   Telefonica Europe BV company
                     guaranty 8 1/4s, 2030 (Netherlands)                                                         509,580
.........................................................................................................................
           345,000   United States Cellular Corp.
                     notes 6.7s, 2033                                                                            357,427
.........................................................................................................................
           135,000   Verizon Global Funding Corp.
                     notes 7 3/4s, 2030                                                                          167,849
.........................................................................................................................
         1,735,000   Verizon New England Inc.
                     sr. notes 6 1/2s, 2011                                                                    1,908,580
.........................................................................................................................
           850,000   Verizon Virginia Inc. debs. Ser. A,
                     4 5/8s, 2013                                                                                830,173
.........................................................................................................................
           780,000   Vodafone Group PLC notes 7 3/4s,
                     2010 (United Kingdom)                                                                       905,156
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,691,785
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.2%)
.........................................................................................................................
           610,000   Tyco International Group SA company
                     guaranty 7s, 2028 (Luxembourg)                                                              709,209
.........................................................................................................................
           775,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                          868,611
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,577,820
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (1.3%)
.........................................................................................................................
         1,015,000   Cendant Corp. notes 6 1/4s, 2010                                                          1,098,478
.........................................................................................................................
           325,000   Cendant Corp. sr. notes 7 3/8s, 2013 (S)                                                    376,589
.........................................................................................................................
           225,000   D.R. Horton, Inc. company
                     guaranty 8s, 2009                                                                           251,719
.........................................................................................................................
           375,000   D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                                    382,969
.........................................................................................................................
         1,205,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 7.2s, 2009                                                               1,341,184
.........................................................................................................................
           390,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 6 1/2s, 2013                                                               421,235
.........................................................................................................................
           460,000   Dana Corp. 144A notes 5.85s, 2015                                                           455,400
.........................................................................................................................
           355,000   Federated Department Stores, Inc.
                     sr. notes 6 5/8s, 2011 (S)                                                                  396,928
.........................................................................................................................
           900,000   Ford Motor Co. debs. 9.98s, 2047                                                          1,118,379
.........................................................................................................................
           145,000   Ford Motor Credit Corp.
                     notes 7 3/4s, 2007                                                                          154,031
.........................................................................................................................
         1,650,000   Ford Motor Credit Corp.
                     notes 7 3/8s, 2009                                                                        1,779,802
.........................................................................................................................
           670,000   General Motors Acceptance Corp.
                     bonds 8s, 2031                                                                              688,683
.........................................................................................................................
           210,000   General Motors Corp. debs. 8 3/8s, 2033                                                     216,926
.........................................................................................................................
           215,000   General Motors Corp.
                     notes 7.2s, 2011 (S)                                                                        220,513
.........................................................................................................................
           345,000   GTECH Holdings Corp.
                     notes 4 3/4s, 2010                                                                          346,318
.........................................................................................................................
           605,000   Hilton Hotels Corp. notes 8 1/4s, 2011                                                      713,900
.........................................................................................................................
           310,000   Lear Corp. company guaranty
                     Ser. B, 8.11s, 2009                                                                         351,587
.........................................................................................................................
           426,000   Lennar Corp. sr. notes 7 5/8s, 2009                                                         474,127
.........................................................................................................................
           320,000   Nordstrom, Inc. debs. 6.95s, 2028                                                           359,066
.........................................................................................................................
           120,000   Park Place Entertainment Corp.
                     sr. notes 7 1/2s, 2009                                                                      134,256
.........................................................................................................................
           230,000   Park Place Entertainment Corp.
                     sr. notes 7s, 2013                                                                          253,575
.........................................................................................................................
           235,000   Pulte Homes, Inc. company
                     guaranty 7 7/8s, 2011 (S)                                                                   272,619
.........................................................................................................................
           530,000   RadioShack Corp. notes 7 3/8s, 2011                                                         602,378
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,410,662
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (2.0%)
.........................................................................................................................
           420,000   AOL Time Warner, Inc. bonds
                     7 5/8s, 2031                                                                                508,100
.........................................................................................................................
           110,000   AT&T Broadband Corp. company
                     guaranty 8 3/8s, 2013                                                                       135,641
.........................................................................................................................
           135,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                           151,576
.........................................................................................................................
           360,000   Clear Channel Communications, Inc.
                     sr. notes 5 3/4s, 2013 (S)                                                                  371,971
.........................................................................................................................
           340,000   ConAgra Foods, Inc. notes 7 7/8s, 2010                                                      399,413
.........................................................................................................................
           310,000   ConAgra Foods, Inc.
                     notes 6 3/4s, 2011 (S)                                                                      348,773
.........................................................................................................................
           145,000   Cox Communications, Inc.
                     notes 7 3/4s, 2010                                                                          166,097
.........................................................................................................................
           955,000   Cox Communications, Inc. 144A
                     notes 5.45s, 2014                                                                           954,964
.........................................................................................................................
           290,000   Cox Communications, Inc. 144A
                     notes 4 5/8s, 2010                                                                          289,331
.........................................................................................................................
           585,000   Cox Enterprises, Inc. 144A
                     notes 8s, 2007                                                                              629,215
.........................................................................................................................
           523,865   CVS Corp. 144A pass-through
                     certificates 6.117s, 2013                                                                   555,454
.........................................................................................................................
           205,000   Foster's Finance Corp. 144A
                     notes 4 7/8s, 2014                                                                          203,810
.........................................................................................................................
           720,000   Fred Meyer, Inc. Holding Co.
                     company guaranty 7.45s, 2008                                                                793,825
.........................................................................................................................
           585,000   Grand Metro Investment Corp.
                     company guaranty 9s, 2011                                                                   734,742
.........................................................................................................................
           690,000   Hormel Foods Corp. notes 6 5/8s, 2011                                                       771,637
.........................................................................................................................
           690,000   Johnson (SC) & Son, Inc. 144A
                     bonds 5 3/4s, 2033                                                                          696,695
.........................................................................................................................
         1,475,000   Jones Intercable, Inc.
                     sr. notes 7 5/8s, 2008                                                                    1,632,009
.........................................................................................................................
           905,000   Kraft Foods, Inc. notes 6 1/4s, 2012                                                        993,477
.........................................................................................................................
           575,000   Kraft Foods, Inc. notes 5 5/8s, 2011                                                        608,892
.........................................................................................................................
            20,000   Kroger Co. company
                     guaranty 6 3/4s, 2012                                                                        22,581
.........................................................................................................................
           635,000   Liberty Media Corp. sr. notes 5.7s, 2013                                                    630,084
.........................................................................................................................
           665,000   Miller Brewing Co. 144A
                     notes 5 1/2s, 2013 (S)                                                                      692,053
.........................................................................................................................
           215,000   News America, Inc. debs. 7 1/4s, 2018                                                       247,880
.........................................................................................................................
           595,000   News America, Inc. 144A bonds
                     6.2s, 2034 (S)                                                                              603,043
.........................................................................................................................
           185,000   TCI Communications, Inc.
                     debs. 9.8s, 2012                                                                            238,464
.........................................................................................................................
           580,000   TCI Communications, Inc.
                     debs. 8 3/4s, 2015                                                                          739,766
.........................................................................................................................
         1,000,000   TCI Communications, Inc.
                     debs. 7 7/8s, 2013                                                                        1,198,992
.........................................................................................................................
           140,000   Time Warner, Inc. debs. 9.15s, 2023                                                         187,594
.........................................................................................................................
         1,280,000   Time Warner, Inc. debs. 9 1/8s, 2013                                                      1,645,490
.........................................................................................................................
           220,000   Turner Broadcasting System, Inc.
                     sr. notes 8 3/8s, 2013                                                                      271,074
.........................................................................................................................
           225,000   Tyson Foods, Inc. notes 8 1/4s, 2011                                                        267,176
.........................................................................................................................
           255,000   USA Interactive notes 7s, 2013 (S)                                                          281,282
.........................................................................................................................
           255,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                    315,057
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,286,158
------------------------------------------------------------------------------------------------------------------------
Energy (0.6%)
.........................................................................................................................
           410,000   Anadarko Finance Co. company
                     guaranty Ser. B, 6 3/4s, 2011                                                               461,749
.........................................................................................................................
           247,000   BRL Universal Equipment sec.
                     notes 8 7/8s, 2008                                                                          259,350
.........................................................................................................................
           250,000   Buckeye Partners LP notes 5.3s, 2014                                                        253,213
.........................................................................................................................
           270,000   Chesapeake Energy Corp. 144A
                     sr. notes 6 3/8s, 2015                                                                      277,425
.........................................................................................................................
           245,000   Enbridge Energy Partners LP
                     sr. notes 5.35s, 2014                                                                       248,444
.........................................................................................................................
           545,000   Kerr-McGee Corp. company
                     guaranty 6 7/8s, 2011                                                                       613,711
.........................................................................................................................
           570,000   MidAmerican Energy Holdings Co.
                     sr. notes 4 5/8s, 2007                                                                      578,753
.........................................................................................................................
           110,000   MidAmerican Energy Holdings Co.
                     sr. notes 3 1/2s, 2008                                                                      107,658
.........................................................................................................................
           920,000   Motiva Enterprises, LLC 144A
                     sr. notes 5.2s, 2012                                                                        939,573
.........................................................................................................................
           370,000   Ocean Energy, Inc. company
                     guaranty 7 1/4s, 2011                                                                       421,698
.........................................................................................................................
           300,000   Petro-Canada, Ltd. bonds 5.35s,
                     2033 (Canada)                                                                               278,241
.........................................................................................................................
           345,000   Phillips Petroleum Co.
                     notes 8 3/4s, 2010                                                                          421,029
.........................................................................................................................
           500,000   Schlumberger Technology Corp. 144A
                     notes 6 1/2s, 2012                                                                          557,216
.........................................................................................................................
           260,000   Sunoco, Inc. notes 4 7/8s, 2014                                                             257,088
.........................................................................................................................
           140,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                     163,829
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,838,977
------------------------------------------------------------------------------------------------------------------------
Financial (6.6%)
.........................................................................................................................
           505,000   Allfirst Financial Inc. sub. notes 7.2s, 2007                                               547,714
.........................................................................................................................
           245,000   American General Finance Corp.
                     sr. notes Ser. MTN1, 4 5/8s, 2009                                                           249,312
.........................................................................................................................
         1,750,000   Associates First Capital Corp.
                     debs. 6.95s, 2018                                                                         2,025,835
.........................................................................................................................
           625,000   AXA Financial, Inc. sr. notes 7 3/4s, 2010                                                  728,641
.........................................................................................................................
            90,000   Bank of America Corp.
                     sr. notes 5 3/8s, 2014                                                                       93,922
.........................................................................................................................
           650,000   Bank of America Corp.
                     sub. notes 7.4s, 2011                                                                       752,946
.........................................................................................................................
           210,000   Bank of New York Co., Inc. (The)
                     sr. sub. notes FRN 3.4s, 2013                                                               204,485
.........................................................................................................................
           100,000   Bank One Corp. sub. notes 5 1/4s, 2013                                                      102,698
.........................................................................................................................
         2,941,000   Bank United Corp. notes Ser. A, 8s, 2009                                                  3,367,833
.........................................................................................................................
           350,000   Barclays Bank PLC 144A FRN 6.86s,
                     2049 (United Kingdom)                                                                       393,609
.........................................................................................................................
           335,000   Block Financial Corp. notes 5 1/8s, 2014                                                    327,487
.........................................................................................................................
           170,000   Capital One Bank notes 6 1/2s, 2013                                                         185,757
.........................................................................................................................
           250,000   Capital One Bank notes Ser. BKNT,
                     4 7/8s, 2008                                                                                256,755
.........................................................................................................................
           230,000   Capital One Bank
                     sr. notes Ser. BKNT, 6.7s, 2008                                                             248,527
.........................................................................................................................
           320,000   CenterPoint Properties Trust
                     notes Ser. MTN, 4 3/4s, 2010                                                                319,570
.........................................................................................................................
           210,000   CIT Group, Inc. sr. notes 7 3/4s, 2012                                                      248,426
.........................................................................................................................
         1,435,000   CIT Group, Inc. sr. notes 5s, 2014                                                        1,432,645
.........................................................................................................................
           970,000   Citigroup, Inc. debs. 6 5/8s, 2028                                                        1,090,592
.........................................................................................................................
           980,000   Citigroup, Inc. notes 5.85s, 2034                                                         1,008,090
.........................................................................................................................
         1,316,000   Citigroup, Inc. 144A sub. notes 5s, 2014                                                  1,322,348
.........................................................................................................................
           295,000   Colonial Properties Trust
                     notes 6 1/4s, 2014 (R)                                                                      310,107
.........................................................................................................................
           495,000   Countrywide Capital III company
                     guaranty Ser. B, 8.05s, 2027                                                                582,484
.........................................................................................................................
           760,000   Countrywide Home Loans, Inc.
                     company guaranty Ser. MTNL, 4s, 2011                                                        737,062
.........................................................................................................................
           350,000   Credit Suisse First Boston
                     USA, Inc. notes 4 7/8s, 2015                                                                345,663
.........................................................................................................................
           205,000   Developers Diversified Realty Corp.
                     notes 4 5/8s, 2010 (R)                                                                      202,597
.........................................................................................................................
           815,000   Equity One, Inc. company
                     guaranty 3 7/8s, 2009                                                                       786,892
.........................................................................................................................
           805,000   Executive Risk Capital Trust
                     company guaranty Class B, 8.675s, 2027                                                      911,219
.........................................................................................................................
         1,450,000   First Chicago NBD Corp.
                     sub. notes 6 3/8s, 2009                                                                   1,573,880
.........................................................................................................................
         1,890,000   First Union National Bank
                     sub. notes 7.8s, 2010                                                                     2,219,733
.........................................................................................................................
           470,000   Fleet Capital Trust V bank
                     guaranty FRN 3.51s, 2028                                                                    471,228
.........................................................................................................................
         1,655,000   Franchise Finance Corp. of America
                     sr. notes 8 3/4s, 2010 (R)                                                                2,045,635
.........................................................................................................................
           650,000   Fund American Cos. Inc.
                     notes 5 7/8s, 2013                                                                          661,142
.........................................................................................................................
           285,000   General Electric Capital Corp.
                     notes Ser. A, 6 3/4s, 2032                                                                  333,578
.........................................................................................................................
           350,000   General Electric Capital Corp.
                     notes Ser. A, 6s, 2012 (S)                                                                  381,513
.........................................................................................................................
           190,000   General Electric Capital Corp.
                     notes Ser. MTNA, 6 1/8s, 2011                                                               208,124
.........................................................................................................................
           690,000   Goldman Sachs Group, Inc. (The)
                     notes 4 3/4s, 2013                                                                          682,653
.........................................................................................................................
           265,000   Greenpoint Capital Trust I company
                     guaranty 9.1s, 2027                                                                         303,533
.........................................................................................................................
           525,000   Hartford Financial Services
                     Group, Inc. (The) sr. notes 7.9s, 2010                                                      607,058
.........................................................................................................................
           390,000   Heller Financial, Inc. notes 7 3/8s, 2009                                                   444,030
.........................................................................................................................
           300,000   Heritage Property Investment Trust
                     company guaranty 5 1/8s, 2014 (R)                                                           288,722
.........................................................................................................................
           805,000   Hospitality Properties Trust
                     notes 6 3/4s, 2013 (R)                                                                      888,876
.........................................................................................................................
           360,000   Household Finance Corp. notes 8s, 2010                                                      423,697
.........................................................................................................................
         1,970,000   Household Finance Corp. notes 7s, 2012                                                    2,249,695
.........................................................................................................................
           220,000   HRPT Properties Trust bonds
                     5 3/4s, 2014 (R)                                                                            225,246
.........................................................................................................................
           245,000   HRPT Properties Trust notes
                     6 1/4s, 2016 (R)                                                                            258,425
.........................................................................................................................
         1,150,000   HSBC Capital Funding LP 144A bank
                     guaranty FRB 9.547s, 2049 (Jersey)                                                        1,432,736
.........................................................................................................................
         1,045,000   HSBC Finance Corp. notes 6 3/4s, 2011                                                     1,172,722
.........................................................................................................................
           760,000   International Lease Finance Corp.
                     notes 4.35s, 2008                                                                           766,817
.........................................................................................................................
            85,000   iStar Financial, Inc.
                     sr. notes 8 3/4s, 2008 (R)                                                                   96,806
.........................................................................................................................
           525,000   iStar Financial, Inc. sr. notes 7s, 2008 (R)                                                567,275
.........................................................................................................................
           245,000   iStar Financial, Inc. sr. notes 6s, 2010 (R)                                                258,267
.........................................................................................................................
           375,000   John Hancock Global Funding II 144A
                     notes 7.9s, 2010                                                                            439,079
.........................................................................................................................
         1,195,000   JPMorgan Chase & Co.
                     sub. notes 5 1/8s, 2014                                                                   1,202,839
.........................................................................................................................
           230,000   Kimco Realty Corp. notes Ser. MTNC,
                     5.19s, 2013 (R)                                                                             230,943
.........................................................................................................................
           375,000   Lehman Brothers Holdings, Inc.
                     notes 6 5/8s, 2012                                                                          419,321
.........................................................................................................................
         3,275,000   Liberty Mutual Insurance 144A
                     notes 7.697s, 2097                                                                        3,428,863
.........................................................................................................................
           280,000   Merrill Lynch & Co., Inc.
                     notes Ser. B, 4 3/4s, 2009                                                                  286,038
.........................................................................................................................
           300,000   MetLife, Inc. sr. notes 6 1/8s, 2011                                                        326,033
.........................................................................................................................
           360,000   Morgan Stanley Dean Witter & Co.
                     sr. notes 6 3/4s, 2011                                                                      403,790
.........................................................................................................................
           635,000   National City Bank bonds 4 5/8s, 2013                                                       628,522
.........................................................................................................................
           395,000   National City Bank
                     sub. notes Ser. BKNT, 6 1/4s, 2011                                                          432,976
.........................................................................................................................
           235,000   Nationwide Financial Services, Inc.
                     notes 5 5/8s, 2015                                                                          239,297
.........................................................................................................................
           205,000   Nationwide Mutual Insurance Co.
                     144A notes 8 1/4s, 2031                                                                     253,355
.........................................................................................................................
         2,110,000   NB Capital Trust IV company
                     guaranty 8 1/4s, 2027                                                                     2,347,628
.........................................................................................................................
           305,000   OneAmerica Financial Partners, Inc.
                     144A bonds 7s, 2033                                                                         329,309
.........................................................................................................................
           985,000   PNC Funding Corp. bonds 5 1/4s, 2015                                                        997,958
.........................................................................................................................
           535,000   Popular North America, Inc.
                     sub. notes 3 7/8s, 2008                                                                     534,318
.........................................................................................................................
           760,000   Principal Life Global Funding I
                     144A sec. notes 5 1/4s, 2013                                                                776,750
.........................................................................................................................
           435,000   Protective Life Corp. notes 4.3s, 2013 (S)                                                  416,676
.........................................................................................................................
           350,000   Prudential Financial, Inc.
                     notes Ser. MTNB, 4 1/2s, 2013                                                               338,341
.........................................................................................................................
           390,000   Prudential Insurance Co. 144A
                     notes 8.3s, 2025                                                                            498,023
.........................................................................................................................
           235,000   Rabobank Capital Funding II 144A
                     bonds 5.26s, 2049                                                                           239,110
.........................................................................................................................
           110,000   Royal Bank of Scotland Group PLC
                     FRB 7.648s, 2049 (United Kingdom)                                                           133,917
.........................................................................................................................
           375,000   Royal Bank of Scotland Group PLC
                     FRN 7 3/8s, 2049 (United Kingdom)                                                           391,973
.........................................................................................................................
           295,000   Simon Property Group LP 144A
                     notes 5 5/8s, 2014 (R)                                                                      305,505
.........................................................................................................................
           805,000   St. Paul Co., Inc. (The)
                     sr. notes 5 3/4s, 2007                                                                      839,885
.........................................................................................................................
           565,000   State Street Capital Trust II FRN
                     2.79s, 2008                                                                                 567,531
.........................................................................................................................
           940,000   Sun Life Canada Capital Trust 144A
                     company guaranty 8.526s, 2049                                                             1,041,141
.........................................................................................................................
           635,000   Suncorp-Metway, Ltd. 144A FRB
                     3 1/2s, 2013 (Australia)                                                                    623,681
.........................................................................................................................
           285,000   Travelers Property Casualty Corp.
                     sr. notes 3 3/4s, 2008                                                                      282,214
.........................................................................................................................
         1,485,000   UBS AG/Jersey Branch FRN 5.51s,
                     2008 (United Kingdom)                                                                     1,559,250
.........................................................................................................................
           595,000   UBS Preferred Funding Trust I FRB
                     8.622s, 2049 (S)                                                                            715,200
.........................................................................................................................
           460,000   Vornado Realty Trust notes 4 3/4s, 2010                                                     460,990
.........................................................................................................................
           560,000   Wachovia Corp. sub. notes
                     5 1/4s, 2014 (S)                                                                            573,946
.........................................................................................................................
           645,000   Westpac Capital Trust III 144A
                     sub. notes FRN 5.819s, 2049                                                                 676,379
------------------------------------------------------------------------------------------------------------------------
                                                                                                              60,285,388
------------------------------------------------------------------------------------------------------------------------
Health Care (0.4%)
.........................................................................................................................
         1,470,000   American Home Products Corp.
                     notes 6.95s, 2011                                                                         1,655,163
.........................................................................................................................
           430,000   Bayer Corp. 144A FRB 6.2s, 2008                                                             458,561
.........................................................................................................................
           410,000   HCA, Inc. sr. notes 6.95s, 2012                                                             431,691
.........................................................................................................................
           380,000   Hospira, Inc. notes 4.95s, 2009                                                             388,185
.........................................................................................................................
           230,000   WellPoint, Inc. 144A notes 5s, 2014                                                         229,276
.........................................................................................................................
           230,000   WellPoint, Inc. 144A notes 4 1/4s, 2009                                                     229,890
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,392,766
------------------------------------------------------------------------------------------------------------------------
Technology (0.2%)
.........................................................................................................................
           245,000   Computer Associates International, Inc. 144A
                     sr. notes 5 5/8s, 2014                                                                      247,662
.........................................................................................................................
           330,000   Fiserv, Inc. notes 4s, 2008                                                                 331,111
.........................................................................................................................
           195,000   Motorola, Inc. notes 7 5/8s, 2010                                                           226,193
.........................................................................................................................
           440,000   Motorola, Inc. notes 4.608s, 2007                                                           448,685
.........................................................................................................................
           310,000   SunGard Data Systems, Inc.
                     bonds 4 7/8s, 2014                                                                          301,290
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,554,941
------------------------------------------------------------------------------------------------------------------------
Transportation (0.5%)
.........................................................................................................................
         1,860,000   Continental Airlines, Inc. pass-through
                     certificates Ser. 98-2, 6.32s, 2008                                                       1,876,107
.........................................................................................................................
           420,000   CSX Corp. notes 6 3/4s, 2011                                                                470,101
.........................................................................................................................
           170,000   CSX Corp. notes 6 1/4s, 2008                                                                183,290
.........................................................................................................................
           675,000   Norfolk Southern Corp.
                     notes 7.05s, 2037                                                                           789,257
.........................................................................................................................
           380,000   Norfolk Southern Corp.
                     sr. notes 6 3/4s, 2011                                                                      428,251
.........................................................................................................................
           310,000   Union Pacific Corp. notes 7 3/8s, 2009                                                      350,101
.........................................................................................................................
           330,000   Union Pacific Corp. notes 6 5/8s, 2008                                                      358,527
.........................................................................................................................
           295,000   Union Pacific Corp. 144A
                     pass-through certificates 5.214s, 2014                                                      295,735
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,751,369
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (2.3%)
.........................................................................................................................
           240,000   AEP Texas Central Co.
                     sr. notes Ser. D, 5 1/2s, 2013                                                              249,253
.........................................................................................................................
           295,000   AEP Texas North Co.
                     sr. notes Ser. B, 5 1/2s, 2013                                                              306,420
.........................................................................................................................
           380,000   Atmos Energy Corp. notes 4.95s, 2014                                                        376,576
.........................................................................................................................
           205,000   Carolina Power & Light Co. 1st
                     mtge. 6 1/8s, 2033                                                                          218,305
.........................................................................................................................
           515,000   CenterPoint Energy Resources Corp.
                     notes 7 3/4s, 2011                                                                          600,325
.........................................................................................................................
           565,000   Cleveland Electric Illuminating Co.
                     (The) sr. notes 5.65s, 2013                                                                 585,968
.........................................................................................................................
           965,000   Consumers Energy Co. 1st mtge.
                     Ser. B, 5 3/8s, 2013                                                                        997,998
.........................................................................................................................
           225,000   Consumers Energy Co.
                     1st. mtge. 5s, 2015                                                                         223,794
.........................................................................................................................
           350,000   Dayton Power & Light Co. (The) 144A
                     1st mtge. 5 1/8s, 2013                                                                      356,412
.........................................................................................................................
         1,095,000   Dominion Resources, Inc.
                     notes 5 1/8s, 2009                                                                        1,129,687
.........................................................................................................................
           580,000   Duke Capital Corp.
                     sr. notes Ser. A, 6 1/4s, 2005                                                              589,609
.........................................................................................................................
         1,005,000   Duke Energy Field Services, LLC
                     notes 7 7/8s, 2010                                                                        1,172,145
.........................................................................................................................
           860,000   Exelon Generation Co., LLC
                     sr. notes 6.95s, 2011 (S)                                                                   970,711
.........................................................................................................................
            40,000   FirstEnergy Corp. notes Ser. B,
                     6.45s, 2011                                                                                  43,459
.........................................................................................................................
           410,000   Florida Power & Light Co. 1st mtge.
                     5.95s, 2033                                                                                 439,303
.........................................................................................................................
           245,000   Florida Power & Light Co. 1st mtge.
                     5 5/8s, 2034                                                                                251,066
.........................................................................................................................
           230,000   Indianapolis Power & Light 144A 1st
                     mtge. 6.3s, 2013                                                                            246,907
.........................................................................................................................
           940,000   Kinder Morgan, Inc.
                     sr. notes 6 1/2s, 2012                                                                    1,032,203
.........................................................................................................................
           905,000   Monongahela Power Co. 1st mtge.
                     5s, 2006                                                                                    921,343
.........................................................................................................................
           270,000   National Fuel Gas Co. notes 5 1/4s, 2013                                                    274,486
.........................................................................................................................
           346,000   Nevada Power Co. 2nd mtge. 9s, 2013                                                         404,820
.........................................................................................................................
           160,000   Nevada Power Co. 144A general ref.
                     mtge. 5 7/8s, 2015                                                                          161,200
.........................................................................................................................
           595,000   NiSource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                       699,470
.........................................................................................................................
           770,000   Northern States Power Co. mtge.
                     Ser. B, 8s, 2012                                                                            938,417
.........................................................................................................................
           375,000   Oncor Electric Delivery Co. sec.
                     notes 7 1/4s, 2033                                                                          445,496
.........................................................................................................................
           600,000   Oncor Electric Delivery Co. sec.
                     notes 6 3/8s, 2012                                                                          661,723
.........................................................................................................................
           530,000   Pacific Gas & Electric Co. 1st
                     mtge. 6.05s, 2034                                                                           550,226
.........................................................................................................................
           245,000   Pacific Gas & Electric Co. 1st
                     mtge. 4.8s, 2014                                                                            243,300
.........................................................................................................................
           165,000   Pacific Gas & Electric Co. 1st.
                     mtge. 4.2s, 2011                                                                            162,423
.........................................................................................................................
           485,000   PacifiCorp Sinking Fund 1st mtge.
                     5.45s, 2013                                                                                 507,614
.........................................................................................................................
           365,000   Pepco Holdings, Inc. notes 5 1/2s, 2007                                                     379,570
.........................................................................................................................
           607,418   Power Receivable Finance, LLC 144A
                     sr. notes 6.29s, 2012 (S)                                                                   639,277
.........................................................................................................................
           270,000   PP&L Capital Funding, Inc. company
                     guaranty Ser. D, 8 3/8s, 2007                                                               297,281
.........................................................................................................................
           270,000   Public Service Company of New
                     Mexico sr. notes 4.4s, 2008                                                                 272,235
.........................................................................................................................
           745,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                  799,314
.........................................................................................................................
           390,000   Public Services Co. of Colorado
                     sr. notes Ser. A, 6 7/8s, 2009                                                              432,367
.........................................................................................................................
           340,000   Rochester Gas & Electric
                     notes 6 3/8s, 2033                                                                          366,767
.........................................................................................................................
           345,000   Southern California Edison Co. 1st
                     mtge. 6s, 2034                                                                              366,531
.........................................................................................................................
           435,000   Southern California Edison Co. 1st
                     mtge. 5s, 2014                                                                              442,040
.........................................................................................................................
           275,000   Tampa Electric Co. notes 6 7/8s, 2012                                                       310,044
.........................................................................................................................
           245,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                266,424
.........................................................................................................................
           414,000   Western Resources, Inc.
                     sr. notes 9 3/4s, 2007                                                                      464,059
.........................................................................................................................
            89,679   York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON) (F)                                                      9
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,796,577
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $158,623,035)                                                                    $164,943,223
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (14.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $373,000   Amresco Commercial Mortgage Funding
                     I 144A Ser. 97-C1, Class H, 7s, 2029                                                       $391,165
.........................................................................................................................
        17,408,704   Banc of America Commercial Mortgage, Inc.
                     144A Ser. 04-4, IO, 0.048s, 2042                                                            266,571
.........................................................................................................................
                     Banc of America Large Loan 144A
.........................................................................................................................
           188,000   FRN Ser. 02-FL2A, Class L1, 5.34s, 2014                                                     188,537
.........................................................................................................................
        44,143,925   Ser. 03-BBA2, Class X1A,
                     IO, 0.81s, 2015                                                                             280,076
.........................................................................................................................
                     Banc of America Large Loan FRN
.........................................................................................................................
           101,000   Ser. 04-BBA4, Class G, 3.103s, 2018                                                         101,000
.........................................................................................................................
            63,000   Ser. 04-BBA4, Class H, 3.353s, 2018                                                          63,000
.........................................................................................................................
           905,000   Banc of America Structured Security Trust
                     144A Ser. 02-X1, Class A3, 5.436s, 2033                                                     943,248
.........................................................................................................................
                     Bayview Commercial Asset Trust 144A
.........................................................................................................................
         3,287,309   Ser. 04-3, IO, 0.775s, 2035                                                                 261,666
.........................................................................................................................
         5,791,606   Ser. 04-2, IO, 0.72s, 2034                                                                  471,699
.........................................................................................................................
                     Bear Stearns Commercial Mortgage
                     Securitization Corp. 144A
.........................................................................................................................
           470,000   Ser. 04-ESA, Class K, 4.6s, 2016                                                            469,998
.........................................................................................................................
           352,000   Ser. 04-HS2A, Class G, 3 1/2s, 2016                                                         351,999
.........................................................................................................................
        12,370,369   Ser. 04-PWRA, Class X, IO, 0.162s, 2041                                                     112,106
.........................................................................................................................
         4,842,000   Ser. 04-T16, Class X1, IO, 0.119s, 2046                                                      90,031
.........................................................................................................................
        18,462,070   Ser. 04-PWR5, Class X1,
                     IO, 0.076s, 2034                                                                            358,692
.........................................................................................................................
         6,921,000   Ser. 04-PWR6, Class X1,
                     IO, 0.067s, 2041                                                                            114,629
.........................................................................................................................
                     Chase Commercial Mortgage
                     Securities Corp.
.........................................................................................................................
         1,031,640   Ser. 00-1, Class A1, 7.656s, 2032                                                         1,051,102
.........................................................................................................................
           247,000   Ser. 00-3, Class A2, 7.319s, 2032                                                           281,916
.........................................................................................................................
                     Chase Commercial Mortgage
                     Securities Corp. 144A
.........................................................................................................................
         2,005,365   Ser. 98-1, Class F, 6.56s, 2030                                                           2,173,148
.........................................................................................................................
           515,745   Ser. 98-1, Class G, 6.56s, 2030                                                             553,217
.........................................................................................................................
           779,000   Ser. 98-1, Class H, 6.34s, 2030                                                             669,741
.........................................................................................................................
        15,254,722   Citigroup Commercial Mortgage Trust
                     144A Ser. 04-C2, Class XC, IO,
                     0.082s, 2041                                                                                364,683
.........................................................................................................................
         2,261,000   Commercial Mortgage Acceptance Corp.
                     Ser. 97-ML1, Class A3, 6.57s, 2030                                                        2,390,301
.........................................................................................................................
                     Commercial Mortgage
                     Acceptance Corp. 144A
.........................................................................................................................
           895,470   Ser. 98-C1, Class F, 6.23s, 2031                                                            956,285
.........................................................................................................................
           313,470   Ser. 98-C2, Class F, 5.44s, 2030                                                            319,710
.........................................................................................................................
           884,000   Commercial Mortgage Pass-Through
                     Certificates 144A Ser. 01-FL4A,
                     Class D, 2.95s, 2013                                                                        861,772
.........................................................................................................................
           115,000   Criimi Mae Commercial Mortgage
                     Trust Ser. 98-C1, Class A2, 7s, 2033                                                        122,331
.........................................................................................................................
                     CS First Boston Mortgage
                     Securities Corp.
.........................................................................................................................
           371,000   Ser. 97-C2, Class F, 7.46s, 2035                                                            397,376
.........................................................................................................................
        17,973,000   Ser. 04-C5, Class A-X, IO, 0.075s, 2026                                                     367,728
.........................................................................................................................
                     CS First Boston Mortgage
                     Securities Corp. 144A
.........................................................................................................................
           499,000   FRB Ser. 03-TF2A, Class L, 6.1s, 2014                                                       496,173
.........................................................................................................................
           278,000   FRN Ser. 04-TF2A, Class J, 3.353s, 2016                                                     277,999
.........................................................................................................................
           278,000   FRN Ser. 04-TF2A, Class H, 3.103s, 2019                                                     278,000
.........................................................................................................................
        28,160,688   Ser. 04-C3, Class AX, IO, 0.072s, 2036                                                      477,690
.........................................................................................................................
                     DLJ Commercial Mortgage Corp.
.........................................................................................................................
           989,000   Ser. 00-CF1, Class A1B, 7.62s, 2033                                                       1,137,002
.........................................................................................................................
           195,455   Ser. 98-CF2, Class B3, 6.04s, 2031                                                          205,625
.........................................................................................................................
         1,998,000   DLJ Commercial Mortgage Corp. 144A
                     Ser. 99-CG2, Class B3, 6.1s, 2032                                                         2,101,634
.........................................................................................................................
           450,000   DLJ Mortgage Acceptance Corp. 144A
                     Ser. 97-CF1, Class A3, 7.76s, 2030                                                          482,777
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
         1,309,348   Ser. 04-10, Class QC, 18.93s, 2031                                                        1,524,718
.........................................................................................................................
           486,094   Ser. 02-36, Class SJ, 14.081s, 2029                                                         516,493
.........................................................................................................................
               288   Ser. 92-15, Class L, IO, 10.376s, 2022                                                        2,639
.........................................................................................................................
           738,228   Ser. 04-T3, Class PT1, 10.111s, 2044                                                        843,627
.........................................................................................................................
           212,713   Ser. 02-T12, Class A4, 9 1/2s, 2042                                                         234,930
.........................................................................................................................
           434,599   Ser. 02-T6, Class A3, 9 1/2s, 2041                                                          478,735
.........................................................................................................................
         1,680,562   Ser. 04-4, Class QM, 9.365s, 2033                                                         1,650,680
.........................................................................................................................
           446,226   Ser. 03-W6, Class PT1, 9.344s, 2042                                                         502,220
.........................................................................................................................
           548,740   Ser. 04-W12, Class 1A4, 7 1/2s, 2044                                                        589,094
.........................................................................................................................
         1,595,510   Ser. 04-W8, Class 3A, 7 1/2s, 2044                                                        1,712,059
.........................................................................................................................
         2,261,560   Ser. 04-W9, Class 2A3, 7 1/2s, 2044                                                       2,424,332
.........................................................................................................................
           541,069   Ser. 02-T18, Class A4, 7 1/2s, 2042                                                         579,519
.........................................................................................................................
         1,563,187   Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                       1,674,378
.........................................................................................................................
         2,508,876   Ser. 02-T16, Class A3, 7 1/2s, 2042                                                       2,686,942
.........................................................................................................................
           713,827   Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                         764,816
.........................................................................................................................
           431,701   Ser. 02-T12, Class A3, 7 1/2s, 2042                                                         461,892
.........................................................................................................................
         5,571,059   Ser. 02-W4, Class A5, 7 1/2s, 2042                                                        5,963,242
.........................................................................................................................
           188,424   Ser. 02-W1, Class 2A, 7 1/2s, 2042                                                          200,802
.........................................................................................................................
           824,574   Ser. 02-14, Class A2, 7 1/2s, 2042                                                          882,319
.........................................................................................................................
         1,634,690   Ser. 01-T10, Class A2, 7 1/2s, 2041                                                       1,742,596
.........................................................................................................................
           317,470   Ser. 02-T4, Class A3, 7 1/2s, 2041                                                          339,273
.........................................................................................................................
         3,787,302   Ser. 02-T6, Class A2, 7 1/2s, 2041                                                        4,045,595
.........................................................................................................................
         1,027,432   Ser. 01-T12, Class A2, 7 1/2s, 2041                                                       1,098,275
.........................................................................................................................
         1,169,528   Ser. 01-T8, Class A1, 7 1/2s, 2041                                                        1,248,320
.........................................................................................................................
         2,419,287   Ser. 01-T7, Class A1, 7 1/2s, 2041                                                        2,579,723
.........................................................................................................................
           258,113   Ser. 01-T3, Class A1, 7 1/2s, 2040                                                          275,423
.........................................................................................................................
           570,094   Ser. 01-T1, Class A1, 7 1/2s, 2040                                                          609,402
.........................................................................................................................
           140,086   Ser. 99-T2, Class A1, 7 1/2s, 2039                                                          149,796
.........................................................................................................................
           686,031   Ser. 02-T1, Class A3, 7 1/2s, 2031                                                          733,510
.........................................................................................................................
         1,304,726   Ser. 00-T6, Class A1, 7 1/2s, 2030                                                        1,391,250
.........................................................................................................................
            33,075   Ser. 01-T5, Class A3, 7 1/2s, 2030                                                           35,262
.........................................................................................................................
         3,765,165   Ser. 01-T4, Class A1, 7 1/2s, 2028                                                        4,041,154
.........................................................................................................................
         1,176,617   Ser. 02-W3, Class A5, 7 1/2s, 2028                                                        1,259,015
.........................................................................................................................
        10,284,586   Ser. 03-22, Class IO, IO, 6s, 2033                                                        1,973,124
.........................................................................................................................
         4,892,971   Ser. 03-31, Class IM, IO, 5 3/4s, 2032                                                      428,942
.........................................................................................................................
         6,700,427   Ser. 03-118, Class SF, IO, 5.683s, 2033                                                     837,553
.........................................................................................................................
         1,053,202   Ser. 02-36, Class QH, IO, 5.633s, 2029                                                       38,622
.........................................................................................................................
         1,658,781   Ser. 346, Class 2, IO, 5 1/2s, 2033                                                         353,528
.........................................................................................................................
        16,153,043   Ser. 333, Class 2, IO, 5 1/2s, 2033                                                       3,417,378
.........................................................................................................................
        22,623,930   Ser. 329, Class 2, IO, 5 1/2s, 2033                                                       4,779,305
.........................................................................................................................
         3,445,239   Ser. 331, Class 1, IO, 5 1/2s, 2032                                                         652,442
.........................................................................................................................
         2,808,835   Ser. 03-8, Class IP, IO, 5 1/2s, 2028                                                       161,983
.........................................................................................................................
         2,535,056   Ser. 03-24, Class UI, IO, 5s, 2031                                                          376,257
.........................................................................................................................
         2,385,144   Ser. 343, Class 29, IO, 5s, 2018                                                            357,161
.........................................................................................................................
         6,127,721   Ser. 03-W12, Class 2, IO, 2.219s, 2043                                                      383,171
.........................................................................................................................
        14,012,013   Ser. 03-W10, Class 1, IO, 1.992s, 2043                                                      704,804
.........................................................................................................................
         5,661,869   Ser. 03-W10, Class 3, IO, 1.968s, 2043                                                      283,093
.........................................................................................................................
           393,576   Ser. 03-W10, Class 1A1, 1.701s, 2032                                                        392,344
.........................................................................................................................
        25,909,029   Ser. 03-W8, Class 12, IO, 1.641s, 2042                                                    1,237,942
.........................................................................................................................
        11,999,941   Ser. 03-W6, Class 11, IO, 1.629s, 2042                                                      134,973
.........................................................................................................................
         2,057,198   Ser. 03-W3, Class 2IO2, IO, 1.623s, 2042                                                     23,641
.........................................................................................................................
         7,194,191   Ser. 03-W17, Class 12, IO, 1.158s, 2033                                                     235,161
.........................................................................................................................
        15,804,347   Ser. 03-W8, Class 11, IO, 1.128s, 2042                                                       73,241
.........................................................................................................................
        39,816,834   Ser. 03-T2, Class 2, IO, 1.014s, 2042                                                       959,893
.........................................................................................................................
        11,018,549   Ser. 03-W6, Class 21, IO, 0.978s, 2042                                                       33,377
.........................................................................................................................
        10,553,281   Ser. 03-W6, Class 51, IO, 0.681s, 2042                                                      194,258
.........................................................................................................................
         3,515,691   Ser. 03-W3, Class 2IO1, IO, 0.673s, 2042                                                     71,262
.........................................................................................................................
        21,956,732   Ser. 01-T12, Class IO, 0.569s, 2041                                                         325,007
.........................................................................................................................
        22,131,224   Ser. 03-W2, Class 1, IO, 0.468s, 2042                                                       286,727
.........................................................................................................................
        38,063,458   Ser. 03-W3, Class 1, IO, 0.435s, 2042                                                       454,791
.........................................................................................................................
        16,215,359   Ser. 02-T1, Class IO, IO, 0.424s, 2031                                                      172,144
.........................................................................................................................
        15,237,551   Ser. 03-W6, Class 3, IO, 0.366s, 2042                                                       155,546
.........................................................................................................................
        15,977,522   Ser. 03-W6, Class 23, IO, 0.352s, 2042                                                      156,790
.........................................................................................................................
        15,980,618   Ser. 03-W4, Class 3A, IO, 0.274s, 2042                                                      134,237
.........................................................................................................................
                     Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
.........................................................................................................................
           219,265   Ser. T-42, Class A6, 9 1/2s, 2042                                                           242,076
.........................................................................................................................
         3,971,360   Ser. T-60, Class 1A3, 7 1/2s, 2044                                                        4,259,439
.........................................................................................................................
           963,162   Ser. T-58, Class 4A, 7 1/2s, 2043                                                         1,029,554
.........................................................................................................................
         1,268,074   Ser. T-51, Class 2A, 7 1/2s, 2042                                                         1,353,332
.........................................................................................................................
           340,513   Ser. T-42, Class A5, 7 1/2s, 2042                                                           364,217
.........................................................................................................................
        10,879,744   Ser. T-56, Class A, IO, 1.328s, 2043                                                        166,460
.........................................................................................................................
        11,641,136   Ser. T-56, Class 3, IO, 0.358s, 2043                                                        123,396
.........................................................................................................................
        13,906,273   Ser. T-56, Class 1, IO, 0.288s, 2043                                                        104,297
.........................................................................................................................
        13,467,544   Ser. T-56, Class 2, IO, 0.041s, 2043                                                         41,749
.........................................................................................................................
         6,185,000   FFCA Secured Lending Corp. 144A
                     Ser. 00-1, Class A2, 7.77s, 2027                                                          7,030,757
.........................................................................................................................
        15,270,818   First Union National Bank-Bank
                     of America Commercial Mortgage 144A
                     Ser. 01-C1, Class 3, IO, 1.746s, 2033                                                     1,288,475
.........................................................................................................................
                     First Union-Lehman Brothers
                     Commercial Mortgage Trust II
.........................................................................................................................
         1,196,000   Ser. 97-C2, Class F, 7 1/2s, 2029                                                         1,392,406
.........................................................................................................................
         2,525,398   Ser. 97-C1, Class A3, 7.38s, 2029                                                         2,656,891
.........................................................................................................................
           606,000   First Union-Lehman Brothers-Bank
                     of America 144A Ser. 98-C2,
                     Class G, 7s, 2035                                                                           674,767
.........................................................................................................................
                     Freddie Mac
.........................................................................................................................
         2,530,218   IFB Ser. 2763, Class SC, 18.99s, 2032                                                     2,961,949
.........................................................................................................................
         2,227,493   Ser. 2553, Class IJ, IO, 5 1/2s, 2020                                                        52,207
.........................................................................................................................
         2,872,933   Ser. 2596, Class IL, IO, 5s, 2030                                                           386,846
.........................................................................................................................
           876,614   Ser. 2696, PO (principal only),
                     zero %, 2033                                                                                616,053
.........................................................................................................................
           397,629   G-Force CDO, Ltd. FRB Ser. 01-1A,
                     Class A, 2.74s, 2033 (Cayman Islands)                                                       398,136
.........................................................................................................................
                     G-Force CDO, Ltd. 144A
.........................................................................................................................
           318,000   Ser. 02-1A, Class E, 8 1/4s, 2037
                     (Cayman Islands)                                                                            328,683
.........................................................................................................................
           140,000   Ser. 02-1A, Class D, 7.61s, 2037
                     (Cayman Islands)                                                                            152,469
.........................................................................................................................
                     GEBL 144A
.........................................................................................................................
           369,000   Ser. 04-2, Class D, 5 1/2s, 2034                                                            369,000
.........................................................................................................................
           276,000   Ser. 04-2, Class C, 5s, 2034                                                                276,000
.........................................................................................................................
         1,132,850   General Growth Properties-Mall
                     Properties Trust FRB Ser. 01-C1A,
                     Class D3, 4.653s, 2014                                                                    1,134,266
.........................................................................................................................
           418,000   G-Force CDO, Ltd. 144A Ser. 03-1A,
                     Class E, 6.58s, 2038 (Cayman Islands)                                                       420,155
.........................................................................................................................
         1,821,000   GMAC Commercial Mortgage Securities,
                     Inc. Ser. 04-C2, Class A4, 5.301s, 2038                                                   1,886,556
.........................................................................................................................
                     GMAC Commercial Mortgage
                     Securities, Inc. 144A
.........................................................................................................................
           706,723   Ser. 99-C3, Class G, 6.974s, 2036                                                           563,817
.........................................................................................................................
           166,059   FRN Ser. 02-FL1A, Class D, 5.14s, 2014                                                      165,696
.........................................................................................................................
                     Government National Mortgage
                     Association
.........................................................................................................................
         1,751,852   Ser. 03-114, Class SP, 13.646s, 2027                                                      1,874,482
.........................................................................................................................
         3,433,440   Ser. 04-86, Class SW, IO, 4.34s, 2034                                                       292,437
.........................................................................................................................
           601,718   Ser. 98-2, Class EA, PO, zero %, 2028                                                       500,836
.........................................................................................................................
                     GS Mortgage Securities Corp. II 144A
.........................................................................................................................
           272,000   FRB Ser. 03-FL6A, Class L, 5.653s, 2015                                                     272,340
.........................................................................................................................
        11,276,000   Ser. 04-GG2, Class XC, IO, 0.091s, 2038                                                     130,379
.........................................................................................................................
                     JP Morgan Chase Commercial Mortgage
                     Securities Corp. 144A
.........................................................................................................................
        16,519,333   Ser. 04-FL1A, Class X1A, IO,
                     0.848s, 2019                                                                                145,370
.........................................................................................................................
         9,808,449   Ser. 04-CBX, Class X1, IO, 0.074s, 2039                                                     185,576
.........................................................................................................................
         7,135,000   Ser. 04-C3, Class X1, IO, 0.047s, 2042                                                      121,366
.........................................................................................................................
                     LB Commercial Conduit Mortgage
                     Trust 144A
.........................................................................................................................
           314,997   Ser. 99-C1, Class F, 6.41s, 2031                                                            313,611
.........................................................................................................................
           337,198   Ser. 99-C1, Class G, 6.41s, 2031                                                            324,595
.........................................................................................................................
                     LB-UBS Commercial Mortgage Trust 144A
.........................................................................................................................
        11,182,685   Ser. 04-C7, Class XCL, IO, 0.138s, 2036                                                     241,029
.........................................................................................................................
         7,307,304   Ser. 04-C2, Class XCL, IO, 0.135s, 2036                                                     210,250
.........................................................................................................................
                     Lehman Brothers Floating Rate
                     Commercial Mortgage Trust 144A
.........................................................................................................................
           757,000   FRN Ser. 03-LLFA, Class L, 6.148s, 2014                                                     746,880
.........................................................................................................................
           377,000   FRB Ser. 04-LLFA, Class H, 3.353s, 2017                                                     378,433
.........................................................................................................................
           578,142   FRB Ser. 03-C4, Class A, 2.99s, 2015                                                        579,588
.........................................................................................................................
                     Merrill Lynch Mortgage
                     Investors, Inc.
.........................................................................................................................
           283,000   Ser. 98-C3, Class E, 7.143s, 2030                                                           314,970
.........................................................................................................................
            86,224   Ser. 96-C2, Class A3, 6.96s, 2028                                                            89,795
.........................................................................................................................
                     Merrill Lynch Mortgage Trust 144A
.........................................................................................................................
         9,889,000   Ser. 04-BPC1, Class XC, IO, 0.059s, 2041                                                    190,054
.........................................................................................................................
        14,060,020   Ser. 04-KEY2, Class X-C, IO,
                     0.052s, 2039                                                                                289,988
.........................................................................................................................
         1,430,857   Mezz Cap Commercial Mortgage Trust
                     144A Ser. 04-C1, Class X, IO,
                     6.18s, 2037                                                                                 639,191
.........................................................................................................................
                     Morgan Stanley Capital I 144A
.........................................................................................................................
           467,000   Ser. 96-C1, Class E, 7.472s, 2028                                                           484,501
.........................................................................................................................
           256,000   Ser. 98-HF1, Class F, 7.18s, 2030                                                           279,040
.........................................................................................................................
           790,000   Ser. 04-RR, Class F5, 6s, 2039                                                              681,988
.........................................................................................................................
           820,000   Ser. 04-RR, Class F6, 6s, 2039                                                              680,340
.........................................................................................................................
           572,992   Morgan Stanley Dean Witter Capital
                     I Ser. 00-LIF2, Class A1, 6.96s, 2033                                                       613,044
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I 144A
.........................................................................................................................
           222,487   FRB Ser. 01-XLF, Class D, 3.85s, 2013                                                       222,487
.........................................................................................................................
           280,842   FRB Ser. 01-XLF, Class E, 3.801s, 2013                                                      280,842
.........................................................................................................................
           470,000   Mortgage Capital Funding, Inc. FRB
                     Ser. 98-MC2, Class E, 7.147s, 2030                                                          519,744
.........................................................................................................................
                     PNC Mortgage Acceptance Corp. 144A
.........................................................................................................................
         1,699,000   Ser. 99-CM1, Class B3, 7.1s, 2032                                                         1,864,351
.........................................................................................................................
           439,000   Ser. 00-C2, Class J, 6.22s, 2033                                                            457,419
.........................................................................................................................
                     Pure Mortgages 144A
.........................................................................................................................
         1,175,000   FRB Ser. 04-1A, Class F, 6.132s,
                     2034 (Ireland)                                                                            1,175,000
.........................................................................................................................
           463,000   Ser. 04-1A, Class E, 3.645s, 2034
                     (Ireland)                                                                                   463,000
.........................................................................................................................
         1,230,000   Salomon Brothers Mortgage
                     Securities VII Ser. 96-C1, Class E,
                     8.384s, 2028                                                                              1,278,585
.........................................................................................................................
         3,977,281   Salomon Brothers Mortgage
                     Securities VII 144A Ser. 03-CDCA,
                     Class X3CD, IO, 0.994s, 2015                                                                 36,249
.........................................................................................................................
           692,000   Starwood Asset Receivables Trust
                     FRN Ser. 02-1A, Class F, 3.755s, 2020                                                       692,623
.........................................................................................................................
                     Starwood Asset Receivables Trust 144A
.........................................................................................................................
           299,448   FRB Ser. 03-1A, Class F, 3.518s, 2022                                                       299,837
.........................................................................................................................
           376,579   FRB Ser. 03-1A, Class E, 3.468s, 2022                                                       377,068
.........................................................................................................................
                     STRIPS 144A
.........................................................................................................................
           336,000   Ser. 03-1A, Class L, 5s, 2018
                     (Cayman Islands)                                                                            293,765
.........................................................................................................................
           228,000   Ser. 03-1A, Class M, 5s, 2018
                     (Cayman Islands)                                                                            189,149
.........................................................................................................................
           150,000   Ser. 04-1A, Class L, 5s, 2018
                     (Cayman Islands)                                                                            132,105
.........................................................................................................................
           237,938   TIAA Real Estate CDO, Ltd.
                     Ser. 01-C1A, Class A1, 5.77s, 2016
                     (Cayman Islands)                                                                            242,288
.........................................................................................................................
           306,000   Trizechahn Office Properties Trust
                     144A Ser. 01-TZHA, Class D3,
                     6.943s, 2013                                                                                323,579
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized mortgage obligations
                     (cost $140,389,062)                                                                    $133,329,178
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Rating (RAT)            Value
.........................................................................................................................
          $515,000   IL State G.O. Bonds, 5.1s, 6/1/33                                               AA         $494,694
.........................................................................................................................
           555,000   NJ State Tpk. Auth. Rev. Bonds,
                     Ser. B, AMBAC, 4.252s, 1/1/16                                                   Aaa         534,770
.........................................................................................................................
           555,000   OR State G.O. Bonds
                     (Taxable Pension), 5.892s, 6/1/27                                               Aa3         592,685
------------------------------------------------------------------------------------------------------------------------
                     Total Municipal Bonds and Notes
                     (cost $1,625,000)                                                                        $1,622,149
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (--%) (a) (cost $--)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
               273   Birch Telecom, Inc. (NON) (RES) (F)                                                              $3
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (29.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
      $182,274,932   Putnam Prime Money Market fund (e)                                                     $182,274,932
.........................................................................................................................
         5,779,994   Short-term investments held as
                     collateral for loaned securities
                     with yields ranging from 2.15%
                     to 2.50% and due dates ranging from
                     January 3, 2005 to February 2, 2005 (d)                                                   5,774,823
.........................................................................................................................
         4,000,000   Bank of America Corp. for an
                     effective yield of 2.42%, March 14, 2005                                                  3,980,640
.........................................................................................................................
        10,000,000   Dexia Delaware LLC for an effective
                     yield of 2.33%, January 19, 2005                                                          9,988,350
.........................................................................................................................
        10,000,000   Danske Corporation for an effective
                     yield of 2.33%, January 14, 2005                                                          9,991,586
.........................................................................................................................
        10,000,000   Wells Fargo Bank for an effective
                     yield of 2.33%, January 13, 2005                                                         10,000,000
.........................................................................................................................
         6,000,000   Citi CC ISS Trust for an effective
                     yield of 2.31% February 3, 2005                                                           5,987,295
.........................................................................................................................
        10,000,000   Sheffield Receivables Corp for an
                     effective yield of 2.31%, January 11, 2005                                                9,993,597
.........................................................................................................................
        10,000,000   Delaware Funding Corp for an
                     effective yield of 2.29%, January 13, 2005                                                9,992,367
.........................................................................................................................
        10,000,000   Federal Home Loan Banks for an
                     effective yield of 2.26%, January 12, 2005                                                9,993,094
.........................................................................................................................
        10,000,000   International Lease Financial Corp
                     for an effective yield of 2.26,
                     January 24, 2005                                                                          9,985,593
.........................................................................................................................
         2,200,000   U.S. Treasury Bill zero %,
                     March 31, 2005 (SEG)                                                                      2,188,278
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $270,150,556)                                                                    $270,150,555
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $1,226,690,247)                                                                $1,221,880,600
------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
CBT Interest Rate
Swap 10 yr (Long)         $23,048,781  $23,187,775      Mar-05      $(138,994)
...............................................................................
Euro 90 day (Long)          1,205,500    1,208,146      Dec-05         (2,646)
...............................................................................
Euro 90 day (Short)        27,429,338   27,475,347      Mar-05         46,009
...............................................................................
Euro 90 day (Short)         4,357,125    4,380,011      Jun-05         22,886
...............................................................................
Euro 90 day (Short)         4,347,450    4,364,036      Sep-05         16,586
...............................................................................
U.S. Treasury Bond
30 yr (Long)               55,237,500   55,309,442      Mar-05        (71,942)
...............................................................................
U.S. Treasury Note
10 yr (Long)              205,853,063  205,283,983      Mar-05        569,080
...............................................................................
U.S. Treasury Note
5 yr (Short)              109,202,656  108,968,086      Mar-05       (234,570)
------------------------------------------------------------------------------
                                                                     $206,409
------------------------------------------------------------------------------


TBA Sale Commitments Outstanding at December 31, 2004
(proceeds receivable $116,084,578)
------------------------------------------------------------------------------
                                           Principal  Settlement
Agency                                        Amount        Date        Value
...............................................................................
FNMA, 7s, January 1, 2035                $14,400,000     1/13/05  $15,252,751
...............................................................................
FNMA, 6 1/2s, January 1, 2035             36,700,000     1/13/05   38,477,656
...............................................................................
FNMA, 5 1/2s, January 1, 2035             61,481,000     1/13/05   62,403,215
------------------------------------------------------------------------------
                                                                 $116,133,622
------------------------------------------------------------------------------

Interest Rate Swap Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                            Notional Termination Appreciation/
                                              Amount        Date (Depreciation)
...............................................................................
Agreement with Bank of
America, N.A. dated
December 20, 2004 to
pay semi-annually the
notional amount multiplied
by 3.965% and receive
quarterly the notional
amount multiplied by the
three month USD-LIBOR.                   $29,313,000    12/22/09      $54,745
...............................................................................
Agreement with Bank of
America, N.A. dated
March 25, 2004 to pay
semi-annually the notional
amount multiplied by 3.075%
and receive quarterly the
notional amount multiplied
by the three month
USD-LIBOR.                                24,800,000     3/30/09      598,193
...............................................................................
Agreement with Bank of
America, N.A. dated
January 26, 2004 to receive
semi-annually the notional
amount multiplied by 5.2125%
and pay quarterly the notional
amount multiplied by the
three month USD-LIBOR.                    23,974,000     1/28/24      764,605
...............................................................................
Agreement with Credit Suisse
First Boston International dated
May 13, 2004 to receive
semi-annually the notional
amount multiplied by 4.505%
and pay quarterly the notional
amount multiplied by the
three month USD-LIBOR.                    28,000,000     5/17/09      748,608
...............................................................................
Agreement with Credit Suisse
First Boston International dated
July 7, 2004 to receive
semi-annually the notional
amount multiplied by 2.931%
and pay quarterly the notional
amount multiplied by the
three month USD-LIBOR.                    11,098,100      7/9/06       47,409
...............................................................................
Agreement with Credit Suisse
First Boston International dated
October 5, 2004 to receive
semi-annually the notional
amount multiplied by 4.624%
and pay quarterly the notional
amount multiplied by the
three month USD-LIBOR.                    10,570,000     10/7/14       78,877
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 9, 2003 to
pay semi-annually the notional
amount multiplied by 4.64101%
and receive quarterly the
notional amount multiplied by
the three month
USD-LIBOR-BBA.                            33,131,000    12/11/13    ($309,281)
------------------------------------------------------------------------------
                                                                   $1,983,156
------------------------------------------------------------------------------

Total Return Swap Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                            Notional Termination Appreciation/
                                              Amount        Date (Depreciation)
...............................................................................
Agreement with Deutsche Bank
AG dated December 29, 2004
to receive at maturity the notional
amount multiplied by the nominal
spread appreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities Index
adjusted by a modified duration
factor and an accrual of 7 basis
points plus the beginning of the
period nominal spread of the
Lehman Brothers AAA Commercial
Mortgage Backed Securities Index
and pay at maturity the notional
amount multiplied by the nominal
spread depreciation of the
Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index and an accrual
of 7 basis points plus the beginning
of the period nominal spread
of the Lehman Brothers
AAA Commercial Mortgage
Backed Securities Index.                  $7,986,600      4/1/05         $240
...............................................................................
Agreement with Deutsche Bank
AG dated August 10, 2004 to
receive at maturity the notional
amount multiplied by the
nominal spread depreciation
of the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and pay
at maturity the notional amount
multiplied by the nominal spread
appreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities
Index and an accrual of 25 basis
points plus the beginning of the
period nominal spread of the
Lehman Brothers AAA
Commercial Mortgage
Backed Securities Index.                   1,688,500      3/1/05       11,262
...............................................................................
Agreement with Deutsche
Bank AG dated July 16, 2004
to receive at maturity the
notional amount multiplied
by the nominal spread
depreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities
Index adjusted by a modified
duration factor and pay at
maturity the notional amount
multiplied by the nominal
spread appreciation of the
Lehman Brothers AAA
Commercial Mortgage
Backed Securities Index and
an accrual of 40 basis points
plus the beginning of the
period nominal spread of the
Lehman Brothers AAA
Commercial Mortgage
Backed Securities Index.                   5,325,000     1/31/05      (36,851)
...............................................................................
Agreement with Deutsche
Bank AG dated June 28, 2004
to pay monthly the notional
amount multiplied by the
spread adjusted by a modified
duration factor and receive
monthly the notional amount
multiplied by a fixed
funding advantage.                         7,986,600      1/1/05       61,855
...............................................................................
Agreement with Goldman Sachs
Capital Markets, L.P. dated
December 29, 2004 to pay at
maturity the notional amount
multiplied by the spread depreciation
of the Lehman Brothers AAA
Commercial Mortgage Backed
Securities Index adjusted by a
modified duration factor and
receive at maturity the notional
amount multiplied by the
appreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities
Index plus 8 basis points.                83,197,000      7/1/05        2,662
...............................................................................
Agreement with Goldman
Sachs Capital Markets, L.P.
dated June 16, 2004 to pay
monthly the notional amount
multiplied by the spread
appreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities
Index adjusted by a modified
duration factor and receive
monthly the notional amount
multiplied by the depreciation
of the Lehman Brothers
AAA Commercial Mortgage
Backed Securities Index
plus 43 basis points.                     10,532,915      6/1/05        1,385
...............................................................................
Agreement with Lehman
Brothers Special Financing,
Inc. dated August 12, 2004
to receive/(pay) monthly
the notional amount multiplied
by the return of Lehman
Brothers CMBS ERISA-
Eligible Index and pay
monthly the one month
USD LIBOR-BBA
less 25 basis points.                     10,492,736      3/1/05       41,893
...............................................................................
Agreement with Morgan
Stanley & Co. dated July 16,
2004 to pay at maturity the
notional amount multiplied
by the nominal spread
depreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities
Index adjusted by a modified
duration factor and receive
at maturity the notional
amount multiplied by the
nominal spread appreciation
of the Lehman Brothers
AAA Commercial Mortgage
Backed Securities Index and
an accrual of 47 basis points
plus the beginning of the
period nominal spread of
the Lehman Brothers
AAA Commercial Mortgage
Backed Securities Index.                   5,325,000     1/31/05       38,404
...............................................................................
Agreement with Goldman
Sachs Capital Markets, L.P.
dated October 29, 2004
to pay monthly the notional
amount multiplied by the
spread depreciation of
the Lehman Brothers
AAA Commercial Mortgage
Backed Securities Index
adjusted by a modified
duration factor and receive
monthly the notional amount
multiplied by the appreciation
of the Lehman Brothers AAA
Commercial Mortgage
Backed Securities Index
plus 25 basis points.                     15,662,475      5/1/05      (16,276)
...............................................................................
Agreement with Morgan
Stanley & Co. dated July 16,
2004 to pay at maturity the
notional amount multiplied
by the nominal spread
depreciation of the Lehman
Brothers AAA Commercial
Mortgage Backed Securities
Index adjusted by a modified
duration factor and receive
at maturity notional amount
multiplied by the nominal
spread appreciation of the
Lehman Brothers AAA
Commercial Mortgage
Backed Securities Index
and an accrual of 47
basis points plus the
beginning of the period
nominal spread of the
Lehman Brothers AAA
Commercial Mortgage
Backed Securities Index.                 10,650,000     1/31/05        85,330
------------------------------------------------------------------------------
                                                                     $189,904
------------------------------------------------------------------------------

Credit Default Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                                                   Unrealized
                                                        Notional Appreciation/
                                                          Amount (Depreciation)
...............................................................................
Agreement with Bank of America, N.A.
effective August 11, 2004, maturing on
April 15, 2010, to receive a premium
equal to 4.417% times the notional amount.
Upon a credit default event of News Corp.
Libor plus 85, 2010 the fund makes a
payment of the proportional notional
amount times the difference between
the par value and the then-market
value of News Corp. Libor plus 85,
April 15, 2010.                                         $650,000      $12,399
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced to
zero or the date on which the assets
securing the reference obligation
are liquidated, the fund receives a
payment of the outstanding notional
amount times 2.35% and the fund
pays in the event of a credit default
in one of the underlying securities
in the basket of BB CMBS securities.                   1,116,444       14,708
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced
to zero or the date on which the
assets securing the reference
obligation are liquidated, the fund
receives a payment of the outstanding
notional amount times 2.55625%
and the fund pays in the event of a
credit default in one of the underlying
 securities in the basket of
BB CMBS securities.                                    1,116,444        3,582
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced
to zero or the date on which the
assets securing the reference
obligation are liquidated, the fund
receives a payment of the
outstanding notional amount times
2.4625% and the fund pays in the
event of a credit default in one of
the underlying securities in the
basket of BB CMBS securities.                            558,222        8,857
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced
to zero or the date on which
the assets securing the reference
obligation are liquidated, the fund
receives a payment of the
outstanding notional amount times
2.433% and the fund pays in the
event of a credit default in one
of the underlying securities in the
basket of BB CMBS securities.                            418,667        7,377
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on
which the notional amount is
reduced to zero or the date
on which the assets securing
the reference obligation are
liquidated, the fund receives
a payment of the outstanding
notional amount times 2.475%
and the fund pays in the event
of a credit default in one of the
underlying securities in the
basket of BB CMBS securities.                            279,111        2,455
...............................................................................
Agreement with Bank of America,
N.A. effective November 24, 2004,
maturing on April 15, 2010, to
receive a premium equal to 2.583%
times the notional amount. Upon
a credit default event of any
News Corp. senior note or
bond the fund makes a payment
of the proportional notional
amount times the difference
between the par value and
the then-market value of the
defaulted News Corp.
senior note or bond.                                     300,000          445
...............................................................................
Agreement with Deutsche Bank AG
effective November 19, 2004, maturing
on December 20, 2009, to pay a
premium based on the difference
between the original spread on issue
and the market spread on day of
execution and pay quarterly 225
basis points time the notional amount.
Upon a credit default event of a
reference entity within CDX BB HY
Series 3 Index, the fund makes a
payment of the proportional notional
amount times the difference between
the par value and the then-market
value of the reference entity within
the CDX BB HY Series 3 Index.                          1,080,000       26,250
...............................................................................
Agreement with Deutsche Bank
AG effective September 9, 2004,
maturing on September 20, 2014,
to receive a quarterly payment of
0.58% times the notional amount.
Upon a credit default event of
CVS 5.625% due 3/15/06 the
fund makes a payment of the
proportional notional amount
times the difference between
the par value and the then-
market value of CVS
5.625%, 3/15/06.                                         140,000        2,220
...............................................................................
Agreement with JPMorgan
Chase Bank effective dates
September 8, 2004 and
November 12, 2004, maturing
on December 20, 2009, to
receive premiums equal to
10.09% and 8.464% times the
notional amount. For each
credit default event related
to one of the issues within
the CDX HY 3.75%, 12/20/09
Bond Index, the fund makes
a payment of the proportional
notional amount times the
difference between the par
value and the then-market
value of the defaulted issue.                          1,865,000       21,914
...............................................................................
Agreement with Merrill Lynch
International effective July 1, 2004,
maturing on July 1, 2007, to
receive a premium equal to
1.441% times the notional amount.
Upon a credit default event of
Consolidated Natural Gas, 6.625%,
December 12, 2008, the fund
makes a payment of the proportional
notional amount times the difference
between the par value and the then-
market value of Consolidated Natural Gas,
6.625%, December 12, 2008.                               275,000        2,237
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on
which the notional amount is
reduced to zero or the date
on which the assets securing
the reference obligation are
liquidated, the fund receives
a payment of the outstanding
notional amount times 2.5%
and the fund pays in the event
of a credit default in one of the
underlying securities in the
basket of BB CMBS securities.                            139,556        5,450
...............................................................................
Agreement with Goldman Sachs
effective September 2, 2004,
terminating on the date on which
the notional amount is reduced
to zero or the date on which
the assets securing the reference
obligation are liquidated, the
fund receives a payment of
the outstanding notional amount
times 2.6% and the fund pays in
the event of a credit default in
one of the underlying securities
in the basket of BB CMBS securities.                    $139,556      ($3,961)
------------------------------------------------------------------------------
                                                                     $103,933
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT International Equity Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (97.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Australia (0.8%)
.........................................................................................................................
           524,891   Amcor, Ltd.                                                                              $3,023,475
.........................................................................................................................
            69,050   Australia & New Zealand Banking
                     Group, Ltd.                                                                               1,114,217
.........................................................................................................................
            70,242   QBE Insurance Group, Ltd.                                                                   844,997
.........................................................................................................................
           278,128   Woolworths, Ltd.                                                                          3,271,713
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,254,402
------------------------------------------------------------------------------------------------------------------------
Austria (0.6%)
.........................................................................................................................
           199,501   Telekom Austria AG                                                                        3,782,428
.........................................................................................................................
            96,170   Telekom Austria AG 144A                                                                   1,823,330
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,605,758
------------------------------------------------------------------------------------------------------------------------
Belgium (0.6%)
.........................................................................................................................
           147,683   Interbrew SA                                                                              5,728,434
------------------------------------------------------------------------------------------------------------------------
Brazil (1.2%)
.........................................................................................................................
            36,500   Banco Itau SA ADR                                                                         2,743,705
.........................................................................................................................
           189,100   Petroleo Brasileiro SA ADR                                                                7,522,398
.........................................................................................................................
            36,200   Tele Norte Leste Participacoes SA ADR                                                       610,694
.........................................................................................................................
            16,600   Unibanco-Uniao de Bancos
                     Brasileiros SA GDR                                                                          526,552
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,403,349
------------------------------------------------------------------------------------------------------------------------
Canada (1.0%)
.........................................................................................................................
            87,111   Canadian National Railway Co.                                                             5,313,633
.........................................................................................................................
           115,000   Canadian Natural Resources, Ltd.                                                          4,920,068
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,233,701
------------------------------------------------------------------------------------------------------------------------
Cayman Islands (1.0%)
.........................................................................................................................
            62,200   Noble Corp. (NON)                                                                         3,093,828
.........................................................................................................................
            82,500   XL Capital, Ltd. Class A                                                                  6,406,125
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,499,953
------------------------------------------------------------------------------------------------------------------------
China (0.6%)
.........................................................................................................................
        15,978,000   China Telecom Corp., Ltd.                                                                 5,858,696
------------------------------------------------------------------------------------------------------------------------
Denmark (0.9%)
.........................................................................................................................
           275,658   Danske Bank A/S                                                                           8,451,208
------------------------------------------------------------------------------------------------------------------------
Finland (0.1%)
.........................................................................................................................
            30,190   Nokia OYJ                                                                                   476,783
.........................................................................................................................
            65,600   Sampo OYJ Class A                                                                           905,835
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,382,618
------------------------------------------------------------------------------------------------------------------------
France (12.1%)
.........................................................................................................................
            77,494   Accor SA                                                                                  3,392,425
.........................................................................................................................
             2,680   Air Liquide                                                                                 495,365
.........................................................................................................................
           166,394   BNP Paribas SA                                                                           12,053,586
.........................................................................................................................
           362,078   Credit Agricole SA                                                                       10,924,625
.........................................................................................................................
           176,618   France Telecom SA                                                                         5,847,412
.........................................................................................................................
           190,100   France Telecom SA 144A                                                                    6,293,769
.........................................................................................................................
             5,726   Groupe Danone                                                                               528,801
.........................................................................................................................
            18,769   Lagardere SCA                                                                             1,354,525
.........................................................................................................................
            31,647   LVMH Moet Hennessy Louis Vuitton SA                                                       2,423,695
.........................................................................................................................
             3,768   Pernod-Ricard SA                                                                            577,147
.........................................................................................................................
            86,397   Renault SA                                                                                7,227,334
.........................................................................................................................
             7,404   Schneider Electric SA                                                                       515,214
.........................................................................................................................
           124,819   Societe Television Francaise I                                                            4,062,914
.........................................................................................................................
            39,710   Societes Des Autoroutes
                     Paris-Rhin-Rhone (NON)                                                                    2,398,960
.........................................................................................................................
             9,380   Societes Des Autoroutes
                     Paris-Rhin-Rhone 144A (NON)                                                                 566,665
.........................................................................................................................
           171,109   Total SA                                                                                 37,371,467
.........................................................................................................................
           248,648   Veolia Environnement                                                                      8,999,276
.........................................................................................................................
           358,794   Vivendi Universal SA (NON)                                                               11,454,591
.........................................................................................................................
            85,610   Vivendi Universal SA 144A                                                                 2,733,121
------------------------------------------------------------------------------------------------------------------------
                                                                                                             119,220,892
------------------------------------------------------------------------------------------------------------------------
Germany (4.2%)
.........................................................................................................................
            47,515   Allianz AG                                                                                6,273,717
.........................................................................................................................
           175,944   BASF AG                                                                                  12,654,521
.........................................................................................................................
            79,600   Bayerische Motoren Werke (BMW) AG                                                         3,586,312
.........................................................................................................................
            42,700   Deutsche Telekom AG (NON)                                                                   965,679
.........................................................................................................................
             5,400   E.On AG                                                                                     493,043
.........................................................................................................................
            81,800   Linde AG                                                                                  5,104,016
.........................................................................................................................
             9,200   Metro AG                                                                                    505,901
.........................................................................................................................
             3,740   Porsche AG (Preference)                                                                   2,372,252
.........................................................................................................................
             5,632   Schwarz Pharma AG                                                                           254,511
.........................................................................................................................
           113,413   Siemens AG                                                                                9,612,146
------------------------------------------------------------------------------------------------------------------------
                                                                                                              41,822,098
------------------------------------------------------------------------------------------------------------------------
Greece (0.7%)
.........................................................................................................................
            32,510   Hellenic Telecommunication
                     Organization (OTE) SA                                                                       584,117
.........................................................................................................................
           107,175   National Bank of Greece SA                                                                3,536,662
.........................................................................................................................
            72,085   National Bank of Greece SA 144A                                                           2,378,729
.........................................................................................................................
            20,080   Titan Cement Co. SA                                                                         594,938
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,094,446
------------------------------------------------------------------------------------------------------------------------
Hong Kong (0.4%)
.........................................................................................................................
         2,453,500   China Netcom Group Corp.
                     Hong Kong, Ltd. (NON)                                                                     3,330,214
.........................................................................................................................
            58,500   Swire Pacific, Ltd.                                                                         489,219
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,819,433
------------------------------------------------------------------------------------------------------------------------
Hungary (0.1%)
.........................................................................................................................
            35,014   OTP Bank Rt.                                                                              1,080,583
------------------------------------------------------------------------------------------------------------------------
India (0.8%)
.........................................................................................................................
           148,603   Housing Development
                     Finance Corp., Ltd.                                                                       2,621,943
.........................................................................................................................
           422,009   Reliance Industries, Ltd.                                                                 5,188,125
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,810,068
------------------------------------------------------------------------------------------------------------------------
Ireland (2.1%)
.........................................................................................................................
           236,926   Allied Irish Banks PLC                                                                    4,942,794
.........................................................................................................................
           367,715   Bank of Ireland                                                                           6,122,078
.........................................................................................................................
           318,395   CRH PLC                                                                                   8,524,794
.........................................................................................................................
           599,049   Eircom Group PLC                                                                          1,408,510
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,998,176
------------------------------------------------------------------------------------------------------------------------
Italy (4.2%)
.........................................................................................................................
           575,791   ENI SpA                                                                                  14,414,710
.........................................................................................................................
           796,600   Mediaset SpA                                                                             10,101,209
.........................................................................................................................
         2,927,052   Telecom Italia SpA                                                                       11,974,251
.........................................................................................................................
           884,700   UniCredito Italiano SpA                                                                   5,086,134
------------------------------------------------------------------------------------------------------------------------
                                                                                                              41,576,304
------------------------------------------------------------------------------------------------------------------------
Japan (20.4%)
.........................................................................................................................
           124,190   Acom Co., Ltd.                                                                            9,297,582
.........................................................................................................................
           221,900   Aeon Co., Ltd.                                                                            3,703,748
.........................................................................................................................
            16,600   Aeon Co., Ltd. 144A                                                                         277,072
.........................................................................................................................
           399,500   Canon, Inc.                                                                              21,564,031
.........................................................................................................................
           192,100   Credit Saison Co., Ltd.                                                                   6,993,978
.........................................................................................................................
           404,000   Dai Nippon Printing Co., Ltd.                                                             6,482,928
.........................................................................................................................
             1,723   East Japan Railway Co.                                                                    9,586,237
.........................................................................................................................
             4,000   FUNAI Electric Co., Ltd.                                                                    496,633
.........................................................................................................................
           104,000   Hitachi, Ltd.                                                                               720,742
.........................................................................................................................
           190,700   Honda Motor Co., Ltd.                                                                     9,884,012
.........................................................................................................................
               888   Japan Tobacco, Inc.                                                                      10,141,142
.........................................................................................................................
           109,000   JGC Corp.                                                                                   996,906
.........................................................................................................................
               420   KDDI Corp.                                                                                2,262,958
.........................................................................................................................
           124,300   Lawson, Inc.                                                                              4,586,179
.........................................................................................................................
            44,000   Matsushita Electric Industrial Co.                                                          698,331
.........................................................................................................................
             1,198   Mitsubishi Tokyo Finance Group, Inc.                                                     12,161,249
.........................................................................................................................
           364,000   Mitsui & Co., Ltd.                                                                        3,265,163
.........................................................................................................................
               878   Mizuho Financial Group, Inc.                                                              4,422,138
.........................................................................................................................
            24,600   Nomura Research Institute, Ltd.                                                           2,305,124
.........................................................................................................................
           887,000   Nomura Securities Co., Ltd.                                                              12,934,876
.........................................................................................................................
             1,306   NTT DoCoMo, Inc.                                                                          2,409,312
.........................................................................................................................
            87,000   Omron Corp.                                                                               2,076,281
.........................................................................................................................
            30,600   Orix Corp.                                                                                4,157,657
.........................................................................................................................
            20,800   Rohm Co., Ltd.                                                                            2,152,074
.........................................................................................................................
               200   Sankyo Co., Ltd.                                                                              4,519
.........................................................................................................................
            72,400   Shin-Etsu Chemical Co.                                                                    2,968,082
.........................................................................................................................
            31,598   SMC Corp.                                                                                 3,617,809
.........................................................................................................................
           124,000   Taisho Pharmaceutical Co., Ltd.                                                           2,699,073
.........................................................................................................................
            15,500   Takeda Chemical Industries, Ltd.                                                            780,674
.........................................................................................................................
            53,170   Takefuji Corp.                                                                            3,596,565
.........................................................................................................................
            21,859   Tokyo Electric Power Co.                                                                    536,607
.........................................................................................................................
         1,970,000   Tokyo Gas Co., Ltd.                                                                       8,076,135
.........................................................................................................................
           740,400   Toyota Motor Corp.                                                                       30,136,340
.........................................................................................................................
            67,000   Uni-Charm Corp.                                                                           3,211,030
.........................................................................................................................
           295,500   Yamanouchi Pharmaceutical Co., Ltd.                                                      11,508,492
------------------------------------------------------------------------------------------------------------------------
                                                                                                             200,711,679
------------------------------------------------------------------------------------------------------------------------
Mexico (0.7%)
.........................................................................................................................
           174,614   Telefonos de Mexico SA de CV
                     (Telmex) ADR Ser. L                                                                       6,691,208
------------------------------------------------------------------------------------------------------------------------
Netherlands (2.4%)
.........................................................................................................................
            20,336   IHC Caland NV                                                                             1,291,831
.........................................................................................................................
            48,721   ING Groep NV                                                                              1,473,984
.........................................................................................................................
            85,390   Koninklijke (Royal) KPN NV                                                                  811,214
.........................................................................................................................
            84,112   Koninklijke (Royal) Philips
                     Electronics NV                                                                            2,230,317
.........................................................................................................................
           100,292   Koninklijke Ahold NV (NON)                                                                  776,949
.........................................................................................................................
            55,446   Royal Dutch Petroleum Co.                                                                 3,191,354
.........................................................................................................................
            16,058   Royal Numico NV (NON)                                                                       579,002
.........................................................................................................................
           373,800   TPG NV                                                                                   10,150,471
.........................................................................................................................
           118,975   VNU NV                                                                                    3,513,718
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,018,840
------------------------------------------------------------------------------------------------------------------------
New Zealand (0.1%)
.........................................................................................................................
           179,558   Telecom Corp. of New Zealand, Ltd.                                                          797,291
------------------------------------------------------------------------------------------------------------------------
Norway (0.4%)
.........................................................................................................................
            46,415   Norsk Hydro ASA                                                                           3,657,985
------------------------------------------------------------------------------------------------------------------------
Poland (0.1%)
.........................................................................................................................
            94,657   Powszechna Kasa Oszczednosci Bank
                     Polski SA (NON)                                                                             879,236
------------------------------------------------------------------------------------------------------------------------
Singapore (2.3%)
.........................................................................................................................
           963,366   DBS Group Holdings, Ltd.                                                                  9,503,212
.........................................................................................................................
           616,000   Overseas-Chinese Banking Corp.                                                            5,095,276
.........................................................................................................................
           844,000   Singapore Airlines, Ltd.                                                                  5,895,227
.........................................................................................................................
           911,000   Singapore Press Holdings, Ltd.                                                            2,567,612
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,061,327
------------------------------------------------------------------------------------------------------------------------
South Korea (2.9%)
.........................................................................................................................
           215,800   Hyundai Motor Co. GDR 144A                                                                5,610,800
.........................................................................................................................
            85,950   Kookmin Bank (NON)                                                                        3,362,936
.........................................................................................................................
            59,190   LG Electronics, Inc.                                                                      3,665,423
.........................................................................................................................
            34,697   Samsung Electronics Co., Ltd.                                                            15,100,955
.........................................................................................................................
            20,008   SK Telecom Co., Ltd. ADR                                                                    445,178
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,185,292
------------------------------------------------------------------------------------------------------------------------
Spain (2.6%)
.........................................................................................................................
           228,166   Altadis SA                                                                               10,450,384
.........................................................................................................................
            28,289   Banco Bilbao Vizcaya Argentaria SA                                                          501,741
.........................................................................................................................
            24,158   Gestevision Telecinco SA (NON)                                                              498,407
.........................................................................................................................
           531,430   Iberdrola SA                                                                             13,506,384
.........................................................................................................................
            30,961   Telefonica SA                                                                               583,216
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,540,132
------------------------------------------------------------------------------------------------------------------------
Sweden (3.5%)
.........................................................................................................................
           325,200   Assa Abloy AB Class B                                                                     5,557,342
.........................................................................................................................
           237,660   Hennes & Mauritz AB Class B                                                               8,283,766
.........................................................................................................................
           162,500   Nordea AB                                                                                 1,639,264
.........................................................................................................................
           229,367   SKF AB Class B                                                                           10,222,177
.........................................................................................................................
         2,894,314   Telefonaktiebolaget LM Ericsson AB
                     Class B (NON)                                                                             9,238,517
------------------------------------------------------------------------------------------------------------------------
                                                                                                              34,941,066
------------------------------------------------------------------------------------------------------------------------
Switzerland (12.9%)
.........................................................................................................................
           108,013   Ciba Specialty Chemicals AG                                                               8,218,794
.........................................................................................................................
           348,254   Credit Suisse Group (NON)                                                                14,643,333
.........................................................................................................................
            23,713   Nestle SA                                                                                 6,205,680
.........................................................................................................................
           427,408   Novartis AG                                                                              21,543,348
.........................................................................................................................
           183,303   Roche Holding AG                                                                         21,106,934
.........................................................................................................................
           125,671   Swatch Group AG (The)                                                                     3,736,523
.........................................................................................................................
            48,859   Swatch Group AG (The) Class B                                                             7,173,265
.........................................................................................................................
           201,495   Swiss Re                                                                                 14,374,775
.........................................................................................................................
            27,780   Synthes, Inc. (NON)                                                                       3,115,720
.........................................................................................................................
           205,561   UBS AG                                                                                   17,241,592
.........................................................................................................................
            55,950   Zurich Financial Services AG                                                              9,331,562
------------------------------------------------------------------------------------------------------------------------
                                                                                                             126,691,526
------------------------------------------------------------------------------------------------------------------------
Taiwan (1.2%)
.........................................................................................................................
         1,245,900   Acer, Inc.                                                                                2,067,312
.........................................................................................................................
         1,782,000   Fubon Financial Holding Co., Ltd.                                                         1,830,436
.........................................................................................................................
           273,300   Fubon Financial Holding Co., Ltd. GDR                                                     2,746,665
.........................................................................................................................
         3,389,679   Taiwan Semiconductor
                     Manufacturing Co., Ltd.                                                                   5,410,202
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,054,615
------------------------------------------------------------------------------------------------------------------------
United Kingdom (16.9%)
.........................................................................................................................
         1,974,116   Aggregate Industries PLC                                                                  3,960,247
.........................................................................................................................
           328,859   AstraZeneca PLC (London
                     Stock Exchange)                                                                          11,925,458
.........................................................................................................................
         1,758,242   Barclays PLC                                                                             19,779,241
.........................................................................................................................
           606,039   BHP Billiton PLC                                                                          7,102,637
.........................................................................................................................
         1,197,436   Diageo PLC                                                                               17,079,474
.........................................................................................................................
           269,734   GlaxoSmithKline PLC                                                                       6,327,618
.........................................................................................................................
            33,920   HSBC Holdings PLC (London Exchange)                                                         572,372
.........................................................................................................................
           196,429   International Power PLC (NON)                                                               582,596
.........................................................................................................................
         1,833,108   ITV PLC                                                                                   3,703,766
.........................................................................................................................
           199,228   Reckitt Benckiser PLC                                                                     6,019,889
.........................................................................................................................
           254,940   Rio Tinto PLC                                                                             7,502,630
.........................................................................................................................
           544,289   Royal Bank of Scotland Group PLC                                                         18,306,150
.........................................................................................................................
           197,877   Royal Bank of Scotland Group PLC 144A                                                     6,655,226
.........................................................................................................................
            59,575   Scottish and Southern Energy PLC                                                            997,844
.........................................................................................................................
            69,924   Scottish Power PLC                                                                          541,295
.........................................................................................................................
            67,988   Shell Transport & Trading Co. PLC                                                           579,494
.........................................................................................................................
           738,542   Tesco PLC                                                                                 4,561,704
.........................................................................................................................
        15,637,263   Vodafone Group PLC                                                                       42,401,631
.........................................................................................................................
           761,970   WPP Group PLC                                                                             8,381,575
------------------------------------------------------------------------------------------------------------------------
                                                                                                             166,980,847
------------------------------------------------------------------------------------------------------------------------
United States (0.1%)
.........................................................................................................................
            60,882   News Corp., Ltd. (The) Class B (S)                                                        1,168,934
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $771,853,261)                                                                    $965,220,097
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,094,980   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 2.15% to 2.50% and
                     due dates ranging from January 3, 2005,
                     to February 2, 2005 (d)                                                                  $1,094,000
.........................................................................................................................
        18,955,930   Putnam Prime Money Market Fund (e)                                                       18,955,930
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $20,049,930)                                                                      $20,049,930
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $791,903,191)                                                                    $985,270,027
------------------------------------------------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2004
(aggregate face value $246,139,081)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Australian Dollar         $45,836,198  $45,274,342     4/20/05       $561,856
...............................................................................
British Pound             135,554,383  134,728,936     3/16/05        825,447
...............................................................................
Euro                       50,211,038   49,378,372     3/16/05        832,666
...............................................................................
Japanese Yen                7,309,681    7,209,198     5/18/05        100,483
...............................................................................
Norwegian Krone             4,924,631    4,839,443     3/16/05         85,188
...............................................................................
Swiss Franc                 4,792,976    4,708,790     3/16/05         84,186
------------------------------------------------------------------------------
                                                                   $2,489,826
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2004
(aggregate face value $182,049,961)
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate    Delivery   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
British Pound             $14,103,737  $14,165,377     3/16/05        $61,640
...............................................................................
Canadian Dollar            14,132,804   14,182,132     4/20/05         49,328
...............................................................................
Euro                       15,889,589   15,604,969     3/16/05       (284,620)
...............................................................................
Japanese Yen               48,932,991   48,818,900     5/18/05       (114,091)
...............................................................................
Swedish Krona              12,019,862   11,859,129     3/16/05       (160,733)
...............................................................................
Swiss Franc                77,442,464   77,419,454     3/16/05        (23,010)
------------------------------------------------------------------------------
                                                                    $(471,486)
------------------------------------------------------------------------------

The fund had the following industry group concentration greater than 10% at December 31, 2004 (as a percentage of net assets):

  Banking        13.9%
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT International Growth and Income Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (98.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (0.6%)
.........................................................................................................................
            72,316   European Aeronautic Defense and
                     Space Co. (Netherlands) (S)                                                              $2,102,309
------------------------------------------------------------------------------------------------------------------------
Airlines (0.8%)
.........................................................................................................................
           196,400   Deutsche Lufthansa AG (Germany) (NON)                                                     2,808,075
------------------------------------------------------------------------------------------------------------------------
Automotive (5.8%)
.........................................................................................................................
            28,200   Bayerische Motoren Werke (BMW) AG
                     (Germany)                                                                                 1,270,527
.........................................................................................................................
            24,300   Honda Motor Co., Ltd. (Japan)                                                             1,259,473
.........................................................................................................................
            33,660   Hyundai Motor Co. (South Korea)                                                           1,804,782
.........................................................................................................................
           328,000   Nissan Motor Co., Ltd. (Japan)                                                            3,566,540
.........................................................................................................................
            61,295   Peugeot SA (France)                                                                       3,890,392
.........................................................................................................................
            39,854   Renault SA (France)                                                                       3,333,891
.........................................................................................................................
           121,800   Toyota Motor Corp. (Japan)                                                                4,957,599
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,083,204
------------------------------------------------------------------------------------------------------------------------
Banking (19.4%)
.........................................................................................................................
           177,319   ABN AMRO Holdings NV (Netherlands)                                                        4,696,978
.........................................................................................................................
           276,702   Allied Irish Banks PLC (Ireland)                                                          5,772,608
.........................................................................................................................
            37,800   Banco Itau SA ADR (Brazil)                                                                2,841,426
.........................................................................................................................
           885,781   Barclays PLC (United Kingdom)                                                             9,964,542
.........................................................................................................................
           128,095   BNP Paribas SA (France)                                                                   9,279,206
.........................................................................................................................
            59,886   Canadian Imperial Bank of Commerce
                     (Canada)                                                                                  3,610,957
.........................................................................................................................
            51,400   Danske Bank A/S (Denmark)                                                                 1,575,837
.........................................................................................................................
           187,000   DBS Group Holdings, Ltd.
                     (Singapore)                                                                               1,844,679
.........................................................................................................................
           725,745   HSBC Holdings PLC
                     (London Exchange) (United Kingdom)                                                       12,246,339
.........................................................................................................................
           182,000   Joyo Bank, Ltd. (The) (Japan)                                                               888,238
.........................................................................................................................
            24,605   National Bank of Greece 144A
                     (Greece)                                                                                    811,939
.........................................................................................................................
            29,895   National Bank of Greece SA (Greece)                                                         986,504
.........................................................................................................................
           152,000   Nordea AB (Sweden)                                                                        1,533,342
.........................................................................................................................
           318,391   Royal Bank of Scotland Group PLC
                     (United Kingdom)                                                                         10,708,490
.........................................................................................................................
            12,200   Unibanco-Uniao de Bancos
                     Brasileiros SA GDR (Brazil)                                                                 386,984
------------------------------------------------------------------------------------------------------------------------
                                                                                                              67,148,069
------------------------------------------------------------------------------------------------------------------------
Basic Materials (1.0%)
.........................................................................................................................
            58,880   Compagnie de Saint Gobain (France)                                                        3,546,655
------------------------------------------------------------------------------------------------------------------------
Beverage (1.6%)
.........................................................................................................................
           375,004   Diageo PLC (United Kingdom)                                                               5,348,821
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.0%)
.........................................................................................................................
            58,800   BASF AG (Germany)                                                                         4,229,106
.........................................................................................................................
            37,481   Ciba Specialty Chemicals AG
                     (Switzerland)                                                                             2,851,959
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,081,065
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.5%)
.........................................................................................................................
         1,613,204   Telefonaktiebolaget LM Ericsson AB
                     Class B (Sweden) (NON)                                                                    5,149,273
------------------------------------------------------------------------------------------------------------------------
Computers (0.8%)
.........................................................................................................................
           411,000   Hitachi, Ltd. (Japan)                                                                     2,848,316
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.4%)
.........................................................................................................................
           154,000   Swire Pacific, Ltd. (Hong Kong)                                                           1,287,857
.........................................................................................................................
           109,548   Vivendi Universal SA (France) (NON)                                                       3,497,348
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,785,205
------------------------------------------------------------------------------------------------------------------------
Construction (1.1%)
.........................................................................................................................
         1,404,538   Aggregate Industries PLC
                     (United Kingdom)                                                                          2,817,625
.........................................................................................................................
            39,172   CRH PLC (Ireland)                                                                         1,048,802
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,866,427
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.5%)
.........................................................................................................................
            42,900   Sony Corp. (Japan)                                                                        1,658,214
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.5%)
.........................................................................................................................
            20,920   Acom Co., Ltd. (Japan)                                                                    1,566,192
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.6%)
.........................................................................................................................
            63,411   Reckitt Benckiser PLC
                     (United Kingdom)                                                                          1,916,032
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.3%)
.........................................................................................................................
            22,565   Adecco SA (Switzerland)                                                                   1,136,388
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (3.4%)
.........................................................................................................................
            86,702   E.On AG (Germany)                                                                         7,916,269
.........................................................................................................................
           110,320   Iberdrola SA (Spain)                                                                      2,803,802
.........................................................................................................................
           143,435   Scottish Power PLC (United Kingdom)                                                       1,110,358
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,830,429
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (1.1%)
.........................................................................................................................
            44,500   Siemens AG (Germany)                                                                      3,771,530
------------------------------------------------------------------------------------------------------------------------
Electronics (4.0%)
.........................................................................................................................
            13,400   FUNAI Electric Co., Ltd. (Japan)                                                          1,663,719
.........................................................................................................................
           192,838   Koninklijke (Royal) Philips
                     Electronics NV (Netherlands)                                                              5,113,300
.........................................................................................................................
            23,569   Micronas Semiconductor Holding AG
                     (Switzerland) (NON)                                                                       1,155,851
.........................................................................................................................
           116,300   Omron Corp. (Japan)                                                                       2,775,534
.........................................................................................................................
         1,830,670   Taiwan Semiconductor
                     Manufacturing Co., Ltd. (Taiwan)                                                          2,921,897
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,630,301
------------------------------------------------------------------------------------------------------------------------
Energy (0.2%)
.........................................................................................................................
           307,069   John Wood Group PLC
                     (United Kingdom)                                                                            789,904
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.3%)
.........................................................................................................................
            33,920   LG Engineering & Construction, Ltd.
                     (South Korea)                                                                               933,939
------------------------------------------------------------------------------------------------------------------------
Financial (0.4%)
.........................................................................................................................
             6,700   Sanyo Shinpan Finance Co., Ltd.
                     (Japan)                                                                                     476,096
.........................................................................................................................
            93,400   Fubon Financial Holding Co., Ltd.
                     GDR (Taiwan)                                                                                938,670
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,414,766
------------------------------------------------------------------------------------------------------------------------
Food (2.4%)
.........................................................................................................................
            26,336   Nestle SA (Switzerland)                                                                   6,892,118
.........................................................................................................................
           103,000   Toyo Suisan Kaisha, Ltd. (Japan)                                                          1,518,106
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,410,224
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.8%)
.........................................................................................................................
             5,160   Hankuk Paper Manufacturing Co.,
                     Ltd. (South Korea)                                                                          120,638
.........................................................................................................................
            57,500   Svenska Cellulosa AB (SCA) Class B
                     (Sweden)                                                                                  2,454,379
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,575,017
------------------------------------------------------------------------------------------------------------------------
Insurance (7.8%)
.........................................................................................................................
            52,900   ACE, Ltd. (Cayman Islands)                                                                2,261,475
.........................................................................................................................
           191,260   Aegon NV (Netherlands)                                                                    2,607,213
.........................................................................................................................
            26,300   Allianz AG (Germany)                                                                      3,472,562
.........................................................................................................................
            34,835   ING Canada, Inc. 144A (Canada) (NON)                                                        852,336
.........................................................................................................................
           152,630   ING Groep NV (Netherlands)                                                                4,617,602
.........................................................................................................................
            66,855   Swiss Re (Switzerland)                                                                    4,769,476
.........................................................................................................................
            19,000   XL Capital, Ltd. Class A
                     (Cayman Islands)                                                                          1,475,350
.........................................................................................................................
            41,525   Zurich Financial Services AG
                     (Switzerland)                                                                             6,925,704
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,981,718
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.7%)
.........................................................................................................................
           121,618   Credit Suisse Group (Switzerland) (NON)                                                   5,113,776
.........................................................................................................................
           148,000   Nomura Securities Co., Ltd. (Japan)                                                       2,158,243
.........................................................................................................................
            24,523   UBS AG (Switzerland)                                                                      2,056,886
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,328,905
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.3%)
.........................................................................................................................
            51,369   Accor SA (France)                                                                         2,248,761
.........................................................................................................................
           429,089   Hilton Group PLC (United Kingdom)                                                         2,343,490
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,592,251
------------------------------------------------------------------------------------------------------------------------
Machinery (0.5%)
.........................................................................................................................
           348,000   Kubota Corp. (Japan)                                                                      1,725,564
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.9%)
.........................................................................................................................
            73,100   SKF AB Class B (Sweden)                                                                   3,257,841
------------------------------------------------------------------------------------------------------------------------
Metals (3.6%)
.........................................................................................................................
           391,012   BHP Billiton PLC (United Kingdom)                                                         4,582,570
.........................................................................................................................
            42,300   Companhia Vale do Rio Doce (CVRD)
                     ADR (Brazil)                                                                              1,227,123
.........................................................................................................................
            42,100   Dofasco, Inc. (Canada)                                                                    1,595,576
.........................................................................................................................
            52,500   JFE Holdings, Inc. (Japan)                                                                1,498,902
.........................................................................................................................
           124,602   Rio Tinto PLC (United Kingdom)                                                            3,666,912
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,571,083
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.8%)
.........................................................................................................................
           679,000   Tokyo Gas Co., Ltd. (Japan)                                                               2,783,602
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (1.4%)
.........................................................................................................................
           133,000   Brother Industries, Ltd. (Japan)                                                          1,130,727
.........................................................................................................................
            65,900   Canon, Inc. (Japan)                                                                       3,557,121
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,687,848
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (6.2%)
.........................................................................................................................
           473,859   BP PLC (United Kingdom)                                                                   4,621,109
.........................................................................................................................
            44,100   Canadian Natural Resources, Ltd.
                     (Canada)                                                                                  1,886,739
.........................................................................................................................
           113,500   ENI SpA (Italy)                                                                           2,841,430
.........................................................................................................................
            16,882   Norsk Hydro ASA (Norway)                                                                  1,330,477
.........................................................................................................................
            64,600   Petroleo Brasileiro SA ADR (Brazil)                                                       2,569,788
.........................................................................................................................
           759,471   Shell Transport & Trading Co. PLC
                     (United Kingdom)                                                                          6,473,327
.........................................................................................................................
             7,471   Total SA (France)                                                                         1,631,721
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,354,591
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (7.0%)
.........................................................................................................................
            49,104   AstraZeneca PLC (London Stock
                     Exchange) (United Kingdom)                                                                1,780,665
.........................................................................................................................
           195,581   Novartis AG (Switzerland)                                                                 9,858,191
.........................................................................................................................
            42,019   Roche Holding AG (Switzerland)                                                            4,838,395
.........................................................................................................................
           152,500   Sankyo Co., Ltd. (Japan)                                                                  3,445,949
.........................................................................................................................
            85,000   Taisho Pharmaceutical Co., Ltd.
                     (Japan)                                                                                   1,850,171
.........................................................................................................................
            57,700   Yamanouchi Pharmaceutical Co., Ltd.
                     (Japan)                                                                                   2,247,174
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,020,545
------------------------------------------------------------------------------------------------------------------------
Publishing (0.8%)
.........................................................................................................................
           181,000   Dai Nippon Printing Co., Ltd.
                     (Japan)                                                                                   2,904,480
.........................................................................................................................
               400   Toppan Printing Co., Ltd. (Japan)                                                             4,439
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,908,919
------------------------------------------------------------------------------------------------------------------------
Railroads (0.7%)
.........................................................................................................................
            15,100   Canadian National Railway Co.
                     (Canada)                                                                                    921,076
.........................................................................................................................
               278   East Japan Railway Co. (Japan)                                                            1,546,706
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,467,782
------------------------------------------------------------------------------------------------------------------------
Retail (3.3%)
.........................................................................................................................
            61,400   Aeon Co., Ltd. (Japan)                                                                    1,024,832
.........................................................................................................................
             5,400   Aeon Co., Ltd. 144A (Japan)                                                                  90,132
.........................................................................................................................
           520,554   Dixons Group PLC (United Kingdom)                                                         1,518,947
.........................................................................................................................
           190,649   GUS PLC (United Kingdom)                                                                  3,434,806
.........................................................................................................................
           194,000   Onward Kashiyama Co., Ltd. (Japan)                                                        2,823,367
.........................................................................................................................
           394,660   Tesco PLC (United Kingdom)                                                                2,437,670
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,329,754
------------------------------------------------------------------------------------------------------------------------
Telecommunications (8.7%)
.........................................................................................................................
         3,506,000   China Telecom Corp., Ltd. (China)                                                         1,285,554
.........................................................................................................................
           142,300   Deutsche Telekom AG (Germany) (NON)                                                       3,218,175
.........................................................................................................................
           107,464   France Telecom 144A (France)                                                              3,557,883
.........................................................................................................................
            37,379   France Telecom SA (France)                                                                1,237,532
.........................................................................................................................
           132,670   Hellenic Telecommunication
                     Organization (OTE) SA (Greece)                                                            2,383,722
.........................................................................................................................
           154,193   Koninklijke (Royal) KPN NV
                     (Netherlands)                                                                             1,464,850
.........................................................................................................................
               424   Nippon Telegraph & Telephone
                     (NTT) Corp. (Japan)                                                                       1,903,759
.........................................................................................................................
             1,049   NTT DoCoMo, Inc. (Japan)                                                                  1,935,198
.........................................................................................................................
            36,016   SK Telecom Co., Ltd. ADR
                     (South Korea)                                                                               801,356
.........................................................................................................................
            95,600   Tele Norte Leste Participacoes SA
                     ADR (Brazil)                                                                              1,612,772
.........................................................................................................................
           933,250   Telecom Italia SpA (Italy)                                                                3,817,824
.........................................................................................................................
           171,551   Telefonica SA (Spain)                                                                     3,231,528
.........................................................................................................................
            51,300   Telus Corp. (Canada)                                                                      1,551,118
.........................................................................................................................
           832,179   Vodafone Group PLC (United Kingdom)                                                       2,256,516
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,257,787
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.2%)
.........................................................................................................................
               357   Japan Tobacco, Inc. (Japan)                                                               4,077,013
------------------------------------------------------------------------------------------------------------------------
Transportation Services (0.8%)
.........................................................................................................................
           104,422   TPG NV (Netherlands)                                                                      2,835,560
------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.5%)
.........................................................................................................................
            52,095   Veolia Environnement (France)                                                             1,885,466
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $270,659,931)                                                                    $341,466,584
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,966,424   Short-term investments held as
                     collateral for loaned securities
                     with yields ranging from 2.15%
                     to 2.50% and due dates ranging from
                     January 3, 2005 to February 2, 2005(d)                                                   $1,964,665
.........................................................................................................................
         4,597,953   Prime Money Market (e)                                                                    4,597,953
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $6,562,618)                                                                        $6,562,618
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $277,222,549)                                                                    $348,029,202
------------------------------------------------------------------------------------------------------------------------


DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at December 31, 2004:
(as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Brazil                                                                    2.5%
...............................................................................
Canada                                                                    3.1
...............................................................................
Cayman Islands                                                            1.1
...............................................................................
France                                                                   10.0
...............................................................................
Germany                                                                   7.8
...............................................................................
Greece                                                                    1.2
...............................................................................
Ireland                                                                   2.0
...............................................................................
Italy                                                                     2.0
...............................................................................
Japan                                                                    17.5
...............................................................................
Netherlands                                                               6.9
...............................................................................
South Korea                                                               1.1
...............................................................................
Spain                                                                     1.8
...............................................................................
Sweden                                                                    3.6
...............................................................................
Switzerland                                                              13.4
...............................................................................
Taiwan                                                                    1.1
...............................................................................
United Kingdom                                                           22.8
...............................................................................
Other                                                                     2.1
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT International New Opportunities Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (98.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.5%)
.........................................................................................................................
           588,928   Aegis Group PLC (United Kingdom)                                                         $1,221,010
------------------------------------------------------------------------------------------------------------------------
Automotive (2.3%)
.........................................................................................................................
            19,889   Renault SA (France)                                                                       1,663,767
.........................................................................................................................
            90,900   Toyota Motor Corp. (Japan)                                                                3,699,883
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,363,650
------------------------------------------------------------------------------------------------------------------------
Banking (10.0%)
.........................................................................................................................
            83,034   Anglo Irish Bank Corp. PLC
                     (Ireland)                                                                                 2,020,042
.........................................................................................................................
            43,794   BNP Paribas SA (France)                                                                   3,172,439
.........................................................................................................................
           112,850   Depfa Bank PLC (Ireland)                                                                  1,897,242
.........................................................................................................................
            74,540   EFG Eurobank Ergasias SA (Greece)                                                         2,561,049
.........................................................................................................................
           660,000   Fubon Financial Holding Co., Ltd.
                     (Taiwan)                                                                                    677,939
.........................................................................................................................
            85,600   Fubon Financial Holding Co., Ltd.
                     GDR (Taiwan)                                                                                860,280
.........................................................................................................................
           247,905   ICAP PLC (United Kingdom)                                                                 1,293,267
.........................................................................................................................
           205,250   IntesaBCI SpA (Italy)                                                                       987,502
.........................................................................................................................
            24,454   KBC Bancassurance Holdings
                     (Belgium)                                                                                 1,877,802
.........................................................................................................................
           126,500   Nordea AB (Sweden)                                                                        1,276,104
.........................................................................................................................
           276,526   Northern Rock PLC (United Kingdom)                                                        4,148,569
.........................................................................................................................
            65,240   Royal Bank of Scotland Group PLC
                     144A (United Kingdom)                                                                     2,194,226
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,966,461
------------------------------------------------------------------------------------------------------------------------
Basic Materials (--%)
.........................................................................................................................
            33,796   Fortescue Metals Group, Ltd.
                     (Australia) (NON)                                                                            71,512
------------------------------------------------------------------------------------------------------------------------
Beverage (1.0%)
.........................................................................................................................
            14,787   Pernod-Ricard SA (France)                                                                 2,264,933
------------------------------------------------------------------------------------------------------------------------
Broadcasting (1.8%)
.........................................................................................................................
            57,762   Gestevision Telecinco SA (Spain) (NON)                                                    1,191,696
.........................................................................................................................
           239,423   Mediaset SpA (Italy)                                                                      3,035,980
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,227,676
------------------------------------------------------------------------------------------------------------------------
Building Materials (1.7%)
.........................................................................................................................
           122,000   Asahi Glass Co., Ltd. (Japan)                                                             1,345,632
.........................................................................................................................
           283,273   BPB PLC (United Kingdom)                                                                  2,573,530
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,919,162
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.9%)
.........................................................................................................................
            16,200   BASF AG (Germany)                                                                         1,165,162
.........................................................................................................................
            22,500   Shin-Etsu Chemical Co. (Japan)                                                              922,401
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,087,563
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.0%)
.........................................................................................................................
             3,369   SGS Societe Generale Surveillance
                     Holding SA (Switzerland)                                                                  2,360,493
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.7%)
.........................................................................................................................
           102,658   Nokia OYJ (Finland)                                                                       1,621,251
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.8%)
.........................................................................................................................
            55,074   Vivendi Universal SA (France) (NON)                                                       1,758,252
------------------------------------------------------------------------------------------------------------------------
Construction (2.6%)
.........................................................................................................................
           512,830   Aggregate Industries PLC
                     (United Kingdom)                                                                          1,028,781
.........................................................................................................................
           144,842   CRH PLC (Ireland)                                                                         3,878,039
.........................................................................................................................
           123,354   Rinker Group, Ltd. (Australia)                                                            1,029,562
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,936,382
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.7%)
.........................................................................................................................
            53,000   KAO Corp. (Japan)                                                                         1,355,393
.........................................................................................................................
           161,168   Reckitt Benckiser PLC
                     (United Kingdom)                                                                          4,869,865
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,225,258
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (1.1%)
.........................................................................................................................
            72,750   Enel SpA (Italy)                                                                            714,863
.........................................................................................................................
            86,900   Enel SpA 144A (Italy)                                                                       853,905
.........................................................................................................................
           330,427   Hera SpA (Italy)                                                                            952,057
.........................................................................................................................
            20,300   National Thermal Power 144A
                     (India) (NON)                                                                                40,838
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,561,663
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (1.5%)
.........................................................................................................................
            42,107   Siemens AG (Germany)                                                                      3,568,715
------------------------------------------------------------------------------------------------------------------------
Electronics (4.3%)
.........................................................................................................................
            14,800   Nidec Corp. (Japan)                                                                       1,804,314
.........................................................................................................................
           161,900   Omron Corp. (Japan)                                                                       3,863,792
.........................................................................................................................
             6,310   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                             2,746,261
.........................................................................................................................
           892,157   Taiwan Semiconductor
                     Manufacturing Co., Ltd. (Taiwan)                                                          1,423,955
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,838,322
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (1.2%)
.........................................................................................................................
            19,726   Vinci SA (France)                                                                         2,648,789
------------------------------------------------------------------------------------------------------------------------
Financial (1.1%)
.........................................................................................................................
                70   Mitsubishi Tokyo Finance
                     Group, Inc. (Japan)                                                                         710,591
.........................................................................................................................
            34,971   Perpetual Trustees Australia, Ltd.
                     (Australia)                                                                               1,723,886
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,434,477
------------------------------------------------------------------------------------------------------------------------
Food (4.6%)
.........................................................................................................................
            59,000   Ajinomoto Co., Inc. (Japan)                                                                 702,587
.........................................................................................................................
            37,400   Bunge, Ltd. (Bermuda)                                                                     2,132,174
.........................................................................................................................
            15,053   Nestle SA (Switzerland)                                                                   3,939,363
.........................................................................................................................
         1,194,034   Northern Foods PLC
                     (United Kingdom)                                                                          3,925,370
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,699,494
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.4%)
.........................................................................................................................
            36,050   Greek Organization of Football
                     Prognostics SA (Greece)                                                                     997,550
------------------------------------------------------------------------------------------------------------------------
Insurance (1.8%)
.........................................................................................................................
            54,830   Cathay Financial Holding Co., Ltd.
                     144A GDR (Taiwan)                                                                         1,110,308
.........................................................................................................................
            96,454   QBE Insurance Group, Ltd.
                     (Australia)                                                                               1,160,322
.........................................................................................................................
            83,192   Riunione Adriatica di Sicurta SpA
                     (RAS) (Italy)                                                                             1,881,422
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,152,052
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (4.5%)
.........................................................................................................................
           142,460   Babcock & Brown, Ltd. (Australia) (NON)                                                   1,214,707
.........................................................................................................................
            28,875   Credit Suisse Group (Switzerland) (NON)                                                   1,214,132
.........................................................................................................................
           544,000   Nomura Securities Co., Ltd. (Japan)                                                       7,933,001
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,361,840
------------------------------------------------------------------------------------------------------------------------
Manufacturing (2.1%)
.........................................................................................................................
            69,219   SKF AB Class B (Sweden)                                                                   3,084,876
.........................................................................................................................
            89,861   Wolseley PLC (United Kingdom)                                                             1,679,347
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,764,223
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.9%)
.........................................................................................................................
            39,800   Canon, Inc. (Japan)                                                                       2,148,306
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (15.3%)
.........................................................................................................................
           503,574   BG Group PLC (United Kingdom)                                                             3,422,157
.........................................................................................................................
           714,931   BP PLC (United Kingdom)                                                                   6,972,061
.........................................................................................................................
            56,082   Canadian Natural Resources, Ltd.
                     (Canada)                                                                                  2,399,368
.........................................................................................................................
            54,985   EnCana Corp. (Canada)                                                                     3,139,639
.........................................................................................................................
           123,942   ENI SpA (Italy)                                                                           3,102,841
.........................................................................................................................
            30,445   PetroKazakhstan Inc. Class A
                     (Canada)                                                                                  1,131,744
.........................................................................................................................
            88,815   Royal Dutch Petroleum Co.
                     (Netherlands)                                                                             5,112,004
.........................................................................................................................
           181,500   Saipem SpA (Italy)                                                                        2,183,088
.........................................................................................................................
           314,557   Shell Transport & Trading Co. PLC
                     (United Kingdom)                                                                          2,681,117
.........................................................................................................................
            23,738   Total SA (France)                                                                         5,184,554
------------------------------------------------------------------------------------------------------------------------
                                                                                                              35,328,573
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (13.0%)
.........................................................................................................................
            49,531   AstraZeneca PLC (London Stock
                     Exchange) (United Kingdom)                                                                1,796,149
.........................................................................................................................
           297,872   GlaxoSmithKline PLC
                     (United Kingdom)                                                                          6,987,700
.........................................................................................................................
           106,072   Novartis AG (Switzerland)                                                                 5,346,521
.........................................................................................................................
           126,900   Sankyo Co., Ltd. (Japan)                                                                  2,867,482
.........................................................................................................................
            50,937   Sanofi-Synthelabo SA (France)                                                             4,070,634
.........................................................................................................................
            49,172   Stada Arzneimittel AG (Germany)                                                           1,325,232
.........................................................................................................................
           120,600   Takeda Chemical Industries, Ltd.
                     (Japan)                                                                                   6,074,143
.........................................................................................................................
            57,100   Terumo Corp. (Japan)                                                                      1,538,272
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,006,133
------------------------------------------------------------------------------------------------------------------------
Railroads (0.7%)
.........................................................................................................................
            28,100   Canadian National Railway Co.
                     (Canada)                                                                                  1,714,055
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.5%)
.........................................................................................................................
            20,894   Pirelli & C Real Estate SpA (Italy)                                                       1,098,113
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.2%)
.........................................................................................................................
           176,000   Melco Intl. Development, Ltd.
                     (Hong Kong)                                                                                 446,080
------------------------------------------------------------------------------------------------------------------------
Retail (6.0%)
.........................................................................................................................
           519,835   Carphone Warehouse Group PLC 144A
                     (United Kingdom)                                                                          1,713,940
.........................................................................................................................
             5,861   Colruyt SA (Belgium)                                                                        952,696
.........................................................................................................................
           208,000   Esprit Holdings, Ltd. (Hong Kong)                                                         1,257,752
.........................................................................................................................
           137,300   Geox SpA 144A (Italy) (NON)                                                               1,067,377
.........................................................................................................................
            40,500   Lawson, Inc. (Japan)                                                                      1,494,290
.........................................................................................................................
            27,604   Metro AG (Germany)                                                                        1,517,921
.........................................................................................................................
           222,000   Onward Kashiyama Co., Ltd. (Japan)                                                        3,230,864
.........................................................................................................................
            52,300   RONA, Inc. (Canada) (NON)                                                                 1,781,317
.........................................................................................................................
            61,241   Woolworths, Ltd. (Australia)                                                                720,399
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,736,556
------------------------------------------------------------------------------------------------------------------------
Shipping (4.6%)
.........................................................................................................................
               149   AP Moller - Maersk A/S (Denmark)                                                          1,222,695
.........................................................................................................................
            49,600   Dampskibsselskabet Torm A/S
                     (Denmark) (S)                                                                             2,030,558
.........................................................................................................................
            45,872   Frontline, Ltd. (Norway)                                                                  2,042,545
.........................................................................................................................
           137,616   Golden Ocean Group, Ltd. (Norway) (NON)                                                      86,401
.........................................................................................................................
             4,236   Kuehne & Nagel International AG
                     (Switzerland)                                                                               912,931
.........................................................................................................................
             5,331   Kuehne & Nagel International AG
                     144A (Switzerland)                                                                        1,148,922
.........................................................................................................................
           449,000   Nippon Yusen Kabushiki Kaisha
                     (Japan)                                                                                   2,419,209
.........................................................................................................................
             6,116   Ship Finance International, Ltd.
                     (Bermuda)                                                                                   125,500
.........................................................................................................................
           646,000   Shun Tak Holdings, Ltd. (Hong Kong)                                                         710,612
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,699,373
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.0%)
.........................................................................................................................
           141,439   Indra Sistemas SA Class A (Spain)                                                         2,416,328
------------------------------------------------------------------------------------------------------------------------
Telecommunications (5.5%)
.........................................................................................................................
            55,140   Hellenic Telecommunication
                     Organization (OTE) SA (Greece)                                                              990,717
.........................................................................................................................
           318,144   Koninklijke (Royal) KPN NV
                     (Netherlands)                                                                             3,022,403
.........................................................................................................................
           566,651   mmO2 PLC (United Kingdom) (NON)                                                           1,335,274
.........................................................................................................................
             1,030   NTT DoCoMo, Inc. (Japan)                                                                  1,900,146
.........................................................................................................................
            69,948   Telekom Austria AG (Austria)                                                              1,326,175
.........................................................................................................................
            22,870   Telecom Austria AG 144A (Austria)                                                           433,603
.........................................................................................................................
         1,359,323   Vodafone Group PLC (United Kingdom)                                                       3,685,911
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,694,229
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.8%)
.........................................................................................................................
               364   Japan Tobacco, Inc. (Japan)                                                               4,156,955
------------------------------------------------------------------------------------------------------------------------
Transportation (0.1%)
.........................................................................................................................
             2,220   Societes Des Autoroutes
                     Paris-Rhin-Rhone 144A (France) (NON)                                                        134,115
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $189,395,451)                                                                    $226,629,544
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $865,324   Short-term investments held as
                     collateral for loaned securities
                     with a yield of 1.60% and a due date
                     of January 3, 2005 (d)                                                                     $865,000
.........................................................................................................................
         4,267,422   Putnam Prime Money Market Fund (e)                                                        4,267,422
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $5,132,422)                                                                        $5,132,422
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $194,527,873)                                                                    $231,761,966
------------------------------------------------------------------------------------------------------------------------


DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at December 31, 2004:
(as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Australia                                                                 2.6%
...............................................................................
Austria                                                                   0.8
...............................................................................
Belgium                                                                   1.2
...............................................................................
Canada                                                                    4.4
...............................................................................
Denmark                                                                   1.4
...............................................................................
Finland                                                                   0.7
...............................................................................
France                                                                    9.0
...............................................................................
Germany                                                                   3.3
...............................................................................
Greece                                                                    2.0
...............................................................................
Hong Kong                                                                 1.0
...............................................................................
Ireland                                                                   3.4
...............................................................................
Italy                                                                     6.9
...............................................................................
Japan                                                                    20.5
...............................................................................
Netherlands                                                               3.5
...............................................................................
Norway                                                                    0.9
...............................................................................
South Korea                                                               1.2
...............................................................................
Spain                                                                     1.6
...............................................................................
Sweden                                                                    1.9
...............................................................................
Switzerland                                                               6.5
...............................................................................
Taiwan                                                                    1.8
...............................................................................
United Kingdom                                                           22.3
...............................................................................
United States                                                             3.1
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Investors Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (98.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.6%)
.........................................................................................................................
            39,900   Omnicom Group, Inc.                                                                      $3,364,368
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (2.8%)
.........................................................................................................................
           105,400   Boeing Co. (The)                                                                          5,456,558
.........................................................................................................................
           123,000   Lockheed Martin Corp.                                                                     6,832,650
.........................................................................................................................
            32,500   United Technologies Corp.                                                                 3,358,875
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,648,083
------------------------------------------------------------------------------------------------------------------------
Airlines (0.5%)
.........................................................................................................................
           158,000   Southwest Airlines Co. (S)                                                                2,572,240
------------------------------------------------------------------------------------------------------------------------
Banking (4.6%)
.........................................................................................................................
           183,800   Commerce Bancorp, Inc. (S)                                                               11,836,720
.........................................................................................................................
            35,500   Investors Financial Services Corp. (S)                                                    1,774,290
.........................................................................................................................
             5,200   North Fork Bancorp., Inc.                                                                   150,020
.........................................................................................................................
           295,704   U.S. Bancorp                                                                              9,261,449
.........................................................................................................................
            55,500   Washington Mutual, Inc.                                                                   2,346,540
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,369,019
------------------------------------------------------------------------------------------------------------------------
Basic Materials (0.1%)
.........................................................................................................................
            13,400   Vulcan Materials Co.                                                                        731,774
------------------------------------------------------------------------------------------------------------------------
Beverage (0.1%)
.........................................................................................................................
             3,000   Anheuser-Busch Cos., Inc.                                                                   152,190
.........................................................................................................................
             3,900   Coca-Cola Co. (The)                                                                         162,357
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 314,547
------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.4%)
.........................................................................................................................
           115,537   Amgen, Inc. (NON)                                                                         7,411,699
.........................................................................................................................
               900   Biogen Idec, Inc. (NON)                                                                      59,949
.........................................................................................................................
               900   Genzyme Corp. (NON)                                                                          52,263
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,523,911
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.6%)
.........................................................................................................................
            90,600   Masco Corp.                                                                               3,309,618
------------------------------------------------------------------------------------------------------------------------
Cable Television (--%)
.........................................................................................................................
             5,600   Comcast Corp. Class A (Special) (NON)                                                       183,904
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.3%)
.........................................................................................................................
             3,700   E.I. du Pont de Nemours & Co.                                                               181,485
.........................................................................................................................
            23,600   PPG Industries, Inc.                                                                      1,608,576
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,790,061
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.6%)
.........................................................................................................................
             4,500   ARAMARK Corp. Class B                                                                       119,295
.........................................................................................................................
             1,200   eBay, Inc. (NON)                                                                            139,536
.........................................................................................................................
            84,200   Yahoo!, Inc. (NON)                                                                        3,172,656
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,431,487
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (3.2%)
.........................................................................................................................
           840,200   Cisco Systems, Inc. (NON)                                                                16,215,860
.........................................................................................................................
            52,700   Scientific-Atlanta, Inc.                                                                  1,739,627
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,955,487
------------------------------------------------------------------------------------------------------------------------
Computers (3.6%)
.........................................................................................................................
            40,500   Apple Computer, Inc. (NON)                                                                2,608,200
.........................................................................................................................
            81,400   Dell, Inc. (NON)                                                                          3,430,196
.........................................................................................................................
           127,900   EMC Corp. (NON)                                                                           1,901,873
.........................................................................................................................
           250,825   Hewlett-Packard Co.                                                                       5,259,800
.........................................................................................................................
            18,100   IBM Corp.                                                                                 1,784,298
.........................................................................................................................
            18,300   Lexmark International, Inc. (NON)                                                         1,555,500
.........................................................................................................................
            21,800   Network Appliance, Inc. (NON)                                                               724,196
.........................................................................................................................
           471,600   Sun Microsystems, Inc. (NON)                                                              2,537,208
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,801,271
------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.0%)
.........................................................................................................................
             1,300   ITT Industries, Inc.                                                                        109,785
.........................................................................................................................
           308,453   Tyco International, Ltd. (Bermuda) (S)                                                   11,024,110
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,133,895
------------------------------------------------------------------------------------------------------------------------
Construction (0.2%)
.........................................................................................................................
           649,501   Aggregate Industries PLC
                     (United Kingdom)                                                                          1,302,955
------------------------------------------------------------------------------------------------------------------------
Consumer (0.5%)
.........................................................................................................................
            89,600   Eastman Kodak Co. (S)                                                                     2,889,600
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (5.5%)
.........................................................................................................................
           137,755   Capital One Financial Corp. (S)                                                          11,600,349
.........................................................................................................................
           284,400   Countrywide Financial Corp.                                                              10,525,644
.........................................................................................................................
            98,150   MBNA Corp.                                                                                2,766,849
.........................................................................................................................
           339,000   Providian Financial Corp. (NON)                                                           5,583,330
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,476,172
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.9%)
.........................................................................................................................
             2,400   Alberto-Culver Co.                                                                          116,568
.........................................................................................................................
            87,100   Avon Products, Inc.                                                                       3,370,770
.........................................................................................................................
             2,300   Colgate-Palmolive Co.                                                                       117,668
.........................................................................................................................
            68,300   Hasbro, Inc. (S)                                                                          1,323,654
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,928,660
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.5%)
.........................................................................................................................
            62,800   Alliance Data Systems Corp. (NON) (S)                                                     2,981,744
------------------------------------------------------------------------------------------------------------------------
Containers (--%)
.........................................................................................................................
             2,200   Sealed Air Corp. (NON)                                                                      117,194
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.1%)
.........................................................................................................................
             4,985   Edison International                                                                        159,670
.........................................................................................................................
             1,717   Entergy Corp.                                                                               116,052
.........................................................................................................................
             5,276   PG&E Corp. (NON)                                                                            175,585
.........................................................................................................................
             5,700   Sierra Pacific Resources (NON) (S)                                                           59,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 511,157
------------------------------------------------------------------------------------------------------------------------
Electronics (2.1%)
.........................................................................................................................
            46,500   Amphenol Corp. Class A (NON)                                                              1,708,410
.........................................................................................................................
            33,200   Analog Devices, Inc.                                                                      1,225,744
.........................................................................................................................
             3,100   Freescale Semiconductor, Inc.
                     Class A (NON) (S)                                                                            55,242
.........................................................................................................................
               651   Freescale Semiconductor, Inc.
                     Class B (NON)                                                                                11,952
.........................................................................................................................
           253,800   Intel Corp.                                                                               5,936,382
.........................................................................................................................
             2,300   Jabil Circuit, Inc. (NON)                                                                    58,834
.........................................................................................................................
             1,300   Maxim Integrated Products, Inc.                                                              55,107
.........................................................................................................................
             5,900   Motorola, Inc.                                                                              101,480
.........................................................................................................................
            89,566   SanDisk Corp. (NON)                                                                       2,236,463
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,389,614
------------------------------------------------------------------------------------------------------------------------
Energy (0.4%)
.........................................................................................................................
             4,943   GlobalSantaFe Corp. (Cayman Islands)                                                        163,663
.........................................................................................................................
            44,500   Noble Corp. (Cayman Islands) (NON)                                                        2,213,430
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,377,093
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.5%)
.........................................................................................................................
            54,400   Royal Caribbean Cruises, Ltd. (Liberia)                                                   2,961,536
------------------------------------------------------------------------------------------------------------------------
Financial (8.7%)
.........................................................................................................................
           461,877   Citigroup, Inc.                                                                          22,253,234
.........................................................................................................................
           198,700   Fannie Mae                                                                               14,149,427
.........................................................................................................................
           109,849   Freddie Mac                                                                               8,095,871
.........................................................................................................................
            90,900   PMI Group, Inc. (The)                                                                     3,795,075
------------------------------------------------------------------------------------------------------------------------
                                                                                                              48,293,607
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.3%)
.........................................................................................................................
            24,200   Harrah's Entertainment, Inc. (S)                                                          1,618,738
.........................................................................................................................
             1,000   Station Casinos, Inc.                                                                        54,680
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,673,418
------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.7%)
.........................................................................................................................
            18,000   AmerisourceBergen Corp.                                                                   1,056,240
.........................................................................................................................
           174,617   Cardinal Health, Inc.                                                                    10,153,979
.........................................................................................................................
            33,700   CIGNA Corp.                                                                               2,748,909
.........................................................................................................................
             1,900   Community Health Systems, Inc. (NON)                                                         52,972
.........................................................................................................................
             1,100   Coventry Health Care, Inc. (NON)                                                             58,388
.........................................................................................................................
            61,000   Express Scripts, Inc. (NON)                                                               4,662,840
.........................................................................................................................
            11,100   HCA, Inc.                                                                                   443,556
.........................................................................................................................
            27,100   Laboratory Corp. of America
                     Holdings (NON) (S)                                                                        1,350,122
.........................................................................................................................
             1,700   Medco Health Solutions, Inc. (NON)                                                           70,720
.........................................................................................................................
               600   Quest Diagnostics, Inc.                                                                      57,330
.........................................................................................................................
               500   WellPoint, Inc. (NON)                                                                        57,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,712,556
------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.8%)
.........................................................................................................................
            84,700   Lennar Corp.                                                                              4,800,796
.........................................................................................................................
             6,300   NVR, Inc. (NON)                                                                           4,847,220
.........................................................................................................................
             1,700   Pulte Homes, Inc.                                                                           108,460
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,756,476
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.5%)
.........................................................................................................................
            41,800   Whirlpool Corp. (S)                                                                       2,892,978
------------------------------------------------------------------------------------------------------------------------
Industrial (--%)
.........................................................................................................................
               700   3M Co.                                                                                       57,449
------------------------------------------------------------------------------------------------------------------------
Insurance (8.2%)
.........................................................................................................................
           261,600   ACE, Ltd. (Cayman Islands)                                                               11,183,400
.........................................................................................................................
           194,300   American International Group, Inc.                                                       12,759,681
.........................................................................................................................
            24,400   Chubb Corp. (The)                                                                         1,876,360
.........................................................................................................................
           104,300   Everest Re Group, Ltd.
                     (Bermuda) (S)                                                                             9,341,108
.........................................................................................................................
            74,100   Hartford Financial Services
                     Group, Inc. (The)                                                                         5,135,871
.........................................................................................................................
           110,600   St. Paul Travelers Cos., Inc. (The)                                                       4,099,942
.........................................................................................................................
            28,300   Willis Group Holdings, Ltd.
                     (United Kingdom)                                                                          1,165,111
------------------------------------------------------------------------------------------------------------------------
                                                                                                              45,561,473
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (3.0%)
.........................................................................................................................
            34,600   Bear Stearns Cos., Inc. (The) (S)                                                         3,539,926
.........................................................................................................................
            29,700   Goldman Sachs Group, Inc. (The)                                                           3,089,988
.........................................................................................................................
           112,800   Lehman Brothers Holdings, Inc.                                                            9,867,744
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,497,658
------------------------------------------------------------------------------------------------------------------------
Leisure (1.2%)
.........................................................................................................................
           110,900   Harley-Davidson, Inc.                                                                     6,737,175
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.6%)
.........................................................................................................................
           113,800   Cendant Corp.                                                                             2,660,644
.........................................................................................................................
             7,539   Las Vegas Sands Corp. (NON) (S)                                                             361,872
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,022,516
------------------------------------------------------------------------------------------------------------------------
Manufacturing (--%)
.........................................................................................................................
             1,332   Dover Corp.                                                                                  55,864
------------------------------------------------------------------------------------------------------------------------
Media (1.2%)
.........................................................................................................................
           103,700   IAC/InterActiveCorp. Class B (NON) (S)                                                    2,864,194
.........................................................................................................................
             8,700   Time Warner, Inc. (NON)                                                                     169,128
.........................................................................................................................
           131,700   Walt Disney Co. (The)                                                                     3,661,260
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,694,582
------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.6%)
.........................................................................................................................
             3,300   Baxter International, Inc.                                                                  113,982
.........................................................................................................................
            28,800   Charles River Laboratories
                     International, Inc. (NON)                                                                 1,325,088
.........................................................................................................................
            21,700   Dade Behring Holdings, Inc. (NON)                                                         1,215,200
.........................................................................................................................
               900   Guidant Corp.                                                                                64,890
.........................................................................................................................
            15,800   Medtronic, Inc.                                                                             784,786
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,503,946
------------------------------------------------------------------------------------------------------------------------
Metals (0.4%)
.........................................................................................................................
           169,855   BHP Billiton PLC (United Kingdom)                                                         1,990,661
.........................................................................................................................
            17,383   BHP Billiton PLC ADR
                     (United Kingdom)                                                                            406,241
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,396,902
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (6.7%)
.........................................................................................................................
            70,100   Amerada Hess Corp. (S)                                                                    5,774,838
.........................................................................................................................
             2,100   Apache Corp.                                                                                106,197
.........................................................................................................................
            78,504   Canadian Natural Resources, Ltd.
                     (Canada)                                                                                  3,358,653
.........................................................................................................................
            65,000   ChevronTexaco Corp.                                                                       3,413,150
.........................................................................................................................
             6,700   Devon Energy Corp. (S)                                                                      260,764
.........................................................................................................................
           438,209   ExxonMobil Corp.                                                                         22,462,593
.........................................................................................................................
            41,400   Marathon Oil Corp.                                                                        1,557,054
------------------------------------------------------------------------------------------------------------------------
                                                                                                              36,933,249
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (9.0%)
.........................................................................................................................
             2,493   Abbott Laboratories                                                                         116,298
.........................................................................................................................
           119,000   Bristol-Myers Squibb Co.                                                                  3,048,780
.........................................................................................................................
               800   Eli Lilly Co.                                                                                45,400
.........................................................................................................................
           300,400   Johnson & Johnson                                                                        19,051,368
.........................................................................................................................
           209,000   Merck & Co., Inc.                                                                         6,717,260
.........................................................................................................................
           667,107   Pfizer, Inc.                                                                             17,938,507
.........................................................................................................................
            91,900   Teva Pharmaceutical Industries,
                     Ltd. ADR (Israel) (S)                                                                     2,744,134
------------------------------------------------------------------------------------------------------------------------
                                                                                                              49,661,747
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.8%)
.........................................................................................................................
           253,300   Xerox Corp. (NON)                                                                         4,308,633
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.7%)
.........................................................................................................................
           100,000   General Growth Properties, Inc. (R)                                                       3,616,000
------------------------------------------------------------------------------------------------------------------------
Regional Bells (0.1%)
.........................................................................................................................
             1,900   BellSouth Corp.                                                                              52,801
.........................................................................................................................
             4,004   SBC Communications, Inc.                                                                    103,183
.........................................................................................................................
             3,902   Verizon Communications, Inc.                                                                158,070
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 314,054
------------------------------------------------------------------------------------------------------------------------
Restaurants (1.5%)
.........................................................................................................................
           258,300   McDonald's Corp.                                                                          8,281,098
.........................................................................................................................
             1,100   Starbucks Corp. (NON)                                                                        68,596
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,349,694
------------------------------------------------------------------------------------------------------------------------
Retail (6.4%)
.........................................................................................................................
            34,143   AutoZone, Inc. (NON) (S)                                                                  3,117,597
.........................................................................................................................
            26,500   Bed Bath & Beyond, Inc. (NON)                                                             1,055,495
.........................................................................................................................
            58,300   Best Buy Co., Inc.                                                                        3,464,186
.........................................................................................................................
             1,900   Family Dollar Stores, Inc. (S)                                                               59,337
.........................................................................................................................
           100,800   Gap, Inc. (The) (S)                                                                       2,128,896
.........................................................................................................................
           139,800   Home Depot, Inc. (The)                                                                    5,975,052
.........................................................................................................................
             2,045   Kohl's Corp. (NON)                                                                          100,553
.........................................................................................................................
           157,400   Lowe's Cos., Inc.                                                                         9,064,666
.........................................................................................................................
           154,100   Office Depot, Inc. (NON)                                                                  2,675,176
.........................................................................................................................
            64,600   Ross Stores, Inc.                                                                         1,865,002
.........................................................................................................................
           134,100   Staples, Inc.                                                                             4,520,511
.........................................................................................................................
            38,600   Supervalu, Inc.                                                                           1,332,472
------------------------------------------------------------------------------------------------------------------------
                                                                                                              35,358,943
------------------------------------------------------------------------------------------------------------------------
Schools (1.3%)
.........................................................................................................................
            76,100   Apollo Group, Inc. Class A (NON) (S)                                                      6,142,031
.........................................................................................................................
            27,400   Career Education Corp. (NON) (S)                                                          1,096,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,238,031
------------------------------------------------------------------------------------------------------------------------
Software (6.1%)
.........................................................................................................................
            53,200   Adobe Systems, Inc.                                                                       3,337,768
.........................................................................................................................
           103,800   BMC Software, Inc. (NON)                                                                  1,930,680
.........................................................................................................................
           131,300   Citrix Systems, Inc. (NON)                                                                3,220,789
.........................................................................................................................
             5,400   Computer Associates
                     International, Inc.                                                                         167,724
.........................................................................................................................
           921,000   Microsoft Corp. (SEG)                                                                    24,599,910
.........................................................................................................................
            11,800   Oracle Corp. (NON)                                                                          161,896
.........................................................................................................................
             6,800   Siebel Systems, Inc. (NON)                                                                   71,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,490,167
------------------------------------------------------------------------------------------------------------------------
Technology Services (0.8%)
.........................................................................................................................
               900   Affiliated Computer Services, Inc.
                     Class A (NON) (S)                                                                            54,171
.........................................................................................................................
             1,200   Automatic Data Processing, Inc.                                                              53,220
.........................................................................................................................
            78,600   Fair Isaac Corp.                                                                          2,883,048
.........................................................................................................................
             1,500   Fiserv, Inc. (NON)                                                                           60,285
.........................................................................................................................
            45,700   Ingram Micro, Inc. Class A (NON)                                                            950,560
.........................................................................................................................
             3,500   Iron Mountain, Inc. (NON)                                                                   106,715
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,107,999
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.1%)
.........................................................................................................................
             3,700   Nextel Communications, Inc. Class A (NON)                                                   111,000
.........................................................................................................................
             5,100   Sprint Corp. (FON Group)                                                                    126,735
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 237,735
------------------------------------------------------------------------------------------------------------------------
Tobacco (3.5%)
.........................................................................................................................
           289,700   Altria Group, Inc.                                                                       17,700,670
.........................................................................................................................
            38,600   UST, Inc.                                                                                 1,857,046
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,557,716
------------------------------------------------------------------------------------------------------------------------
                     Total Common stocks
                     (cost $447,906,352)                                                                    $544,095,958
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (7.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $9,537,207   Putnam Prime Money Market Fund (e)                                                       $9,537,207
.........................................................................................................................
        33,569,534   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 2.15% to 2.50%
                     and due dates ranging from
                     January 3, 2005 to February 2, 2005 (d)                                                  33,539,499
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $43,076,706)                                                                      $43,076,706
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $490,983,058)                                                                    $587,172,664
------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                         Aggregate  Expiration     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
S&P 500 Index
(Long)                     $7,585,625   $7,451,855      Mar-05       $133,770
------------------------------------------------------------------------------


Written Options Outstanding at December 31,2004
(premiums received $18,740)
------------------------------------------------------------------------------
Contract                                      Expiration Date/
Amount                                        Strike Price              Value
...............................................................................
        4,346 Apple Computer, Inc. (Put)     Jan 05/$55.89             $2,841
...............................................................................
        3,995 Career Education Corp. (Call)  Jan 05/$45.08              1,087
...............................................................................
       22,210 Pfizer, Inc. (Put)             Jan 05/$22.41                384
------------------------------------------------------------------------------
                                                                       $4,312
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Mid Cap Value Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (98.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Automotive (1.3%)
.........................................................................................................................
            10,340   Autoliv, Inc.                                                                              $499,422
.........................................................................................................................
             2,600   Lear Corp.                                                                                  158,626
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 658,048
------------------------------------------------------------------------------------------------------------------------
Banking (9.5%)
.........................................................................................................................
             8,930   City National Corp.                                                                         630,905
.........................................................................................................................
            11,770   Comerica, Inc.                                                                              718,205
.........................................................................................................................
             5,890   Commerce Bancorp, Inc.                                                                      379,316
.........................................................................................................................
            14,760   Compass Bancshares, Inc.                                                                    718,369
.........................................................................................................................
            15,190   Cullen/Frost Bankers, Inc.                                                                  738,234
.........................................................................................................................
            11,006   Marshall & Ilsley Corp.                                                                     486,465
.........................................................................................................................
            19,150   Synovus Financial Corp.                                                                     547,307
.........................................................................................................................
             8,030   Zions Bancorp.                                                                              546,281
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,765,082
------------------------------------------------------------------------------------------------------------------------
Basic Materials (0.8%)
.........................................................................................................................
             7,600   Vulcan Materials Co.                                                                        415,036
------------------------------------------------------------------------------------------------------------------------
Broadcasting (1.7%)
.........................................................................................................................
            89,570   UnitedGlobalCom, Inc. Class A (NON)                                                         865,246
------------------------------------------------------------------------------------------------------------------------
Chemicals (4.1%)
.........................................................................................................................
            25,410   Great Lakes Chemical Corp.                                                                  723,931
.........................................................................................................................
            30,860   Lyondell Chemical Co.                                                                       892,471
.........................................................................................................................
            10,140   Rohm & Haas Co.                                                                             448,492
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,064,894
------------------------------------------------------------------------------------------------------------------------
Coal (0.7%)
.........................................................................................................................
             8,820   CONSOL Energy, Inc.                                                                         362,061
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.7%)
.........................................................................................................................
             5,490   CDW Corp.                                                                                   364,262
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.6%)
.........................................................................................................................
            11,120   Textron, Inc.                                                                               820,656
------------------------------------------------------------------------------------------------------------------------
Consumer (2.0%)
.........................................................................................................................
            32,430   Eastman Kodak Co.                                                                         1,045,868
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (5.2%)
.........................................................................................................................
            67,080   AmeriCredit Corp. (NON)                                                                   1,640,106
.........................................................................................................................
            59,080   Providian Financial Corp. (NON)                                                             973,048
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,613,154
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.4%)
.........................................................................................................................
             4,960   Alberto-Culver Co.                                                                          240,907
------------------------------------------------------------------------------------------------------------------------
Containers (1.4%)
.........................................................................................................................
            10,990   Ball Corp.                                                                                  483,340
.........................................................................................................................
            11,520   Owens-Illinois, Inc. (NON)                                                                  260,928
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 744,268
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (6.7%)
.........................................................................................................................
             9,570   Ameren Corp.                                                                                479,840
.........................................................................................................................
             8,472   FPL Group, Inc.                                                                             633,282
.........................................................................................................................
            22,310   Great Plains Energy, Inc.                                                                   675,547
.........................................................................................................................
             4,850   Progress Energy, Inc.                                                                       219,414
.........................................................................................................................
            11,380   TXU Corp.                                                                                   734,693
.........................................................................................................................
            18,330   Wisconsin Energy Corp.                                                                      617,904
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,360,680
------------------------------------------------------------------------------------------------------------------------
Electronics (4.2%)
.........................................................................................................................
            33,030   American Power Conversion Corp.                                                             706,842
.........................................................................................................................
            15,790   Amphenol Corp. (NON)                                                                        580,125
.........................................................................................................................
            59,900   Atmel Corp. (NON)                                                                           234,808
.........................................................................................................................
            22,380   Jabil Circuit, Inc. (NON)                                                                   572,480
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,094,255
------------------------------------------------------------------------------------------------------------------------
Energy (2.3%)
.........................................................................................................................
            12,070   National-Oilwell, Inc. (NON)                                                                425,950
.........................................................................................................................
             3,300   Noble Corp. (Cayman Islands) (NON)                                                          164,142
.........................................................................................................................
            18,990   Varco International, Inc. (NON)                                                             553,559
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,143,651
------------------------------------------------------------------------------------------------------------------------
Financial (1.0%)
.........................................................................................................................
             7,250   MGIC Investment Corp.                                                                       499,598
------------------------------------------------------------------------------------------------------------------------
Food (1.2%)
.........................................................................................................................
            19,610   Smithfield Foods, Inc. (NON)                                                                580,260
------------------------------------------------------------------------------------------------------------------------
Health Care Services (8.7%)
.........................................................................................................................
            23,567   AmerisourceBergen Corp.                                                                   1,382,912
.........................................................................................................................
             2,840   CIGNA Corp.                                                                                 231,659
.........................................................................................................................
             2,360   Coventry Health Care, Inc. (NON)                                                            125,269
.........................................................................................................................
             7,270   Express Scripts, Inc. Class A (NON)                                                         555,719
.........................................................................................................................
            10,620   Laboratory Corp. of America Holdings (NON)                                                  529,088
.........................................................................................................................
            18,320   Lincare Holdings, Inc. (NON)                                                                781,348
.........................................................................................................................
            22,780   Omnicare, Inc.                                                                              788,644
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,394,639
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.9%)
.........................................................................................................................
             8,090   Lennar Corp.                                                                                458,541
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (1.3%)
.........................................................................................................................
             9,230   Whirlpool Corp.                                                                             638,808
------------------------------------------------------------------------------------------------------------------------
Insurance (7.2%)
.........................................................................................................................
            25,680   Fremont General Corp.                                                                       646,622
.........................................................................................................................
             6,268   MBIA, Inc.                                                                                  396,639
.........................................................................................................................
             8,543   Mercury General Corp.                                                                       511,897
.........................................................................................................................
             9,590   Radian Group, Inc.                                                                          510,572
.........................................................................................................................
             3,090   Stancorp Financial Group                                                                    254,925
.........................................................................................................................
             7,960   Torchmark Corp.                                                                             454,834
.........................................................................................................................
             6,240   Willis Group Holdings, Ltd. (Bermuda)                                                       256,901
.........................................................................................................................
             7,400   XL Capital, Ltd. Class A (Cayman Islands)                                                   574,610
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,607,000
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.4%)
.........................................................................................................................
             1,320   Bear Stearns Cos., Inc. (The)                                                               135,049
.........................................................................................................................
            11,600   Federated Investors, Inc.                                                                   352,640
.........................................................................................................................
            12,540   IndyMac Bancorp, Inc.                                                                       432,003
.........................................................................................................................
             3,800   Legg Mason, Inc.                                                                            278,388
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,198,080
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.8%)
.........................................................................................................................
             6,248   Marriott International, Inc. Class A                                                        393,499
------------------------------------------------------------------------------------------------------------------------
Machinery (1.4%)
.........................................................................................................................
             9,430   Parker-Hannifin Corp.                                                                       714,228
------------------------------------------------------------------------------------------------------------------------
Manufacturing (2.0%)
.........................................................................................................................
            12,100   Dover Corp.                                                                                 507,474
.........................................................................................................................
             6,320   Ingersoll-Rand Co. Class A (Bermuda)                                                        507,496
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,014,970
------------------------------------------------------------------------------------------------------------------------
Media (1.0%)
.........................................................................................................................
            85,450   Gemstar-TV Guide International, Inc. (NON)                                                  505,864
------------------------------------------------------------------------------------------------------------------------
Metals (0.7%)
.........................................................................................................................
             6,880   United States Steel Corp.                                                                   352,600
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
.........................................................................................................................
             8,160   National Fuel Gas Co.                                                                       231,254
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (4.8%)
.........................................................................................................................
             8,800   EOG Resources, Inc.                                                                         627,968
.........................................................................................................................
            12,960   Newfield Exploration Co. (NON)                                                              765,288
.........................................................................................................................
            12,320   Unocal Corp.                                                                                532,717
.........................................................................................................................
            15,960   Western Gas Resources, Inc.                                                                 466,830
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,392,803
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (2.0%)
.........................................................................................................................
             8,180   Andrx Group (NON)                                                                           178,569
.........................................................................................................................
            19,610   Par Pharmaceutical Cos., Inc. (NON)                                                         811,462
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 990,031
------------------------------------------------------------------------------------------------------------------------
Railroads (1.0%)
.........................................................................................................................
            10,380   Burlington Northern Santa Fe Corp.                                                          491,078
------------------------------------------------------------------------------------------------------------------------
Real Estate (2.4%)
.........................................................................................................................
             5,070   CB Richard Ellis Group, Inc. Class A (NON)                                                  170,099
.........................................................................................................................
            11,830   Equity Residential Properties Trust (R)                                                     428,009
.........................................................................................................................
            10,830   Post Properties, Inc. (R)                                                                   377,967
.........................................................................................................................
             8,630   Ventas, Inc.                                                                                236,548
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,212,623
------------------------------------------------------------------------------------------------------------------------
Retail (3.3%)
.........................................................................................................................
            12,813   JC Penney Co., Inc. (Holding Co.)                                                           530,458
.........................................................................................................................
            90,540   Rite Aid Corp. (NON)                                                                        331,376
.........................................................................................................................
            22,420   Ross Stores, Inc.                                                                           647,265
.........................................................................................................................
             4,600   Supervalu, Inc.                                                                             158,792
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,667,891
------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.8%)
.........................................................................................................................
            14,480   Cognex Corp.                                                                                403,992
------------------------------------------------------------------------------------------------------------------------
Shipping (1.4%)
.........................................................................................................................
            13,570   CNF Transportation, Inc.                                                                    679,857
------------------------------------------------------------------------------------------------------------------------
Software (1.3%)
.........................................................................................................................
            19,150   Cadence Design Systems, Inc. (NON)                                                          264,462
.........................................................................................................................
             5,030   McAfee, Inc. (NON)                                                                          145,518
.........................................................................................................................
            12,410   Sybase, Inc. (NON)                                                                          247,580
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 657,560
------------------------------------------------------------------------------------------------------------------------
Technology Services (4.7%)
.........................................................................................................................
            12,570   Computer Sciences Corp. (NON)                                                               708,571
.........................................................................................................................
            10,770   Fiserv, Inc. (NON)                                                                          432,846
.........................................................................................................................
             6,940   Global Payments, Inc.                                                                       406,268
.........................................................................................................................
            39,030   Ingram Micro, Inc. Class A (NON)                                                            811,824
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,359,509
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.6%)
.........................................................................................................................
            13,970   CenturyTel, Inc.                                                                            495,516
.........................................................................................................................
            26,970   Earthlink, Inc. (NON)                                                                       310,694
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 806,210
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.1%)
.........................................................................................................................
            11,740   UST, Inc.                                                                                   564,811
------------------------------------------------------------------------------------------------------------------------
Toys (0.8%)
.........................................................................................................................
            20,690   Mattel, Inc.                                                                                403,248
------------------------------------------------------------------------------------------------------------------------
Waste Management (2.0%)
.........................................................................................................................
            82,230   Allied Waste Industries, Inc. (NON)                                                         763,094
.........................................................................................................................
             7,260   Republic Services, Inc.                                                                     243,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,006,594
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $42,507,890)                                                                      $49,783,616
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.0%) (a) (cost $492,045)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $492,045   Putnam Prime Money Market Fund (e)                                                         $492,045
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $42,999,935)                                                                      $50,275,661
------------------------------------------------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.





Putnam VT Money Market Fund

The fund's portfolio
December 31, 2004

Commercial paper (61.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
Domestic (40.3%)
.........................................................................................................................
        $3,800,000   Amstel Funding Corp. 2.41s                                                  2/28/05      $3,785,245
.........................................................................................................................
         3,685,000   Amstel Funding Corp. 2.07s                                                  1/18/05       3,681,398
.........................................................................................................................
         8,000,000   Amstel Funding Corp. 2.06s                                                  2/22/05       7,973,740
.........................................................................................................................
         2,000,000   Atlantic Asset Securitization
                     Corp. 2.49s                                                                 3/28/05       1,988,103
.........................................................................................................................
         3,257,000   Atlantic Asset Securitization
                     Corp. 2.48s                                                                 3/31/05       3,237,031
.........................................................................................................................
         3,018,000   Atlantic Asset Securitization
                     Corp. 2.34s                                                                 2/22/05       3,007,799
.........................................................................................................................
         4,092,000   Atlantic Asset Securitization
                     Corp. 2.34s                                                                 1/10/05       4,089,606
.........................................................................................................................
           800,000   Bank of America Corp. 2.42s                                                 3/14/05         796,128
.........................................................................................................................
         4,000,000   Bank of America Corp. 2.32s                                                  2/7/05       3,990,462
.........................................................................................................................
         3,000,000   Bank of America Corp. 2.18s                                                 1/21/05       2,996,367
.........................................................................................................................
         3,700,000   Bank of America Corp. 2.04s                                                  2/4/05       3,692,871
.........................................................................................................................
         2,000,000   CAFCO, LLC 2.43s                                                             3/4/05       1,991,630
.........................................................................................................................
         3,000,000   CAFCO, LLC 2.31s                                                            2/11/05       2,992,108
.........................................................................................................................
         2,250,000   Citibank Credit Card Issuance
                     Trust (Dakota) 2.4s                                                         1/13/05       2,248,200
.........................................................................................................................
         6,000,000   Citibank Credit Card Issuance
                     Trust (Dakota) 2.31s                                                         2/3/05       5,987,323
.........................................................................................................................
         2,000,000   Citibank Credit Card Issuance
                     Trust (Dakota) 2.25s                                                         2/2/05       1,996,000
.........................................................................................................................
         5,000,000   Citibank Credit Card Issuance
                     Trust (Dakota) 2.01s                                                         1/4/05       4,999,163
.........................................................................................................................
         4,000,000   Citigroup Global Markets
                     Holdings, Inc. 2.36s                                                        2/18/05       3,987,413
.........................................................................................................................
         4,000,000   Citigroup Global Markets
                     Holdings, Inc. 2.06s                                                        1/25/05       3,994,507
.........................................................................................................................
         4,000,000   CRC Funding, LLC 2.42s                                                       3/9/05       3,981,984
.........................................................................................................................
         3,000,000   CRC Funding, LLC 2.35s                                                      2/23/05       2,989,621
.........................................................................................................................
         3,000,000   CRC Funding, LLC 2.25s                                                      1/19/05       2,996,625
.........................................................................................................................
         2,000,000   CXC, LLC 2.42s                                                               3/7/05       1,991,261
.........................................................................................................................
         4,000,000   General Electric Capital Corp.
                     2.02s                                                                       3/21/05       3,982,269
.........................................................................................................................
         2,750,000   General Electric Capital Services
                     2.46s                                                                       3/23/05       2,734,779
.........................................................................................................................
         4,000,000   General Electric Capital Services
                     2.19s                                                                       2/10/05       3,990,267
.........................................................................................................................
         3,000,000   Govco, Inc. 2.42s                                                           2/24/05       2,989,110
.........................................................................................................................
         2,000,000   Govco, Inc. 2.4s                                                             3/8/05       1,991,200
.........................................................................................................................
         2,000,000   Govco, Inc. 2.26s                                                           2/17/05       1,994,099
.........................................................................................................................
         4,000,000   Govco, Inc. 2.05s                                                           1/20/05       3,995,672
.........................................................................................................................
         4,000,000   Govco, Inc. 2s                                                              1/12/05       3,997,556
.........................................................................................................................
         4,000,000   International Lease Finance
                     Corp. 2.34s                                                                 2/15/05       3,988,300
.........................................................................................................................
         3,000,000   Jupiter Securitization Corp.
                     2.35s                                                                        2/4/05       2,993,342
.........................................................................................................................
         3,135,000   Jupiter Securitization Corp.
                     2.06s                                                                       1/25/05       3,130,695
.........................................................................................................................
         5,000,000   Morgan Stanley Dean Witter
                     & Co. 2.37s                                                                 2/16/05       4,984,858
.........................................................................................................................
         3,750,000   NATC California, LLC (Chase
                     Manhattan Bank (Letter
                     of credit (LOC)) 2.04s                                                      1/20/05       3,745,963
.........................................................................................................................
         3,000,000   Park Granada, LLC 2.08s                                                     2/14/05       2,992,373
.........................................................................................................................
         4,000,000   Ranger Funding Co., LLC 2.4s                                                2/14/05       3,988,267
.........................................................................................................................
         3,000,000   Ranger Funding Co., LLC 2.38s                                               2/16/05       2,990,877
.........................................................................................................................
         2,389,000   Ranger Funding Co., LLC 2.27s                                               1/26/05       2,385,234
.........................................................................................................................
         3,000,000   Sheffield Receivables Corp. 2.18s                                           1/13/05       2,997,820
.........................................................................................................................
         5,000,000   Sheffield Receivables Corp. 144A
                     FRN, 2.367s                                                                 1/25/05       4,999,967
.........................................................................................................................
         3,117,000   Thunder Bay Funding, Inc. 2.35s                                              2/3/05       3,110,285
.........................................................................................................................
         2,835,000   Thunder Bay Funding, Inc. 2.03s                                             1/18/05       2,832,282
------------------------------------------------------------------------------------------------------------------------
                                                                                                             150,209,800
------------------------------------------------------------------------------------------------------------------------
Foreign (20.8%)
.........................................................................................................................
         2,000,000   Abbey National North America,
                     LLC 2.35s (United Kingdom)                                                  1/11/05       1,998,694
.........................................................................................................................
         4,000,000   Abbey National North America,
                     LLC 2.35s (United Kingdom)                                                   1/6/05       3,998,694
.........................................................................................................................
         4,000,000   Atlantis One Funding Corp. 1.94s
                     (Netherlands)                                                               2/22/05       3,988,791
.........................................................................................................................
         3,700,000   Banco Bradesco S.A. (Calyon
                     (LOC)) 2.66s (France)                                                       6/10/05       3,656,258
.........................................................................................................................
         2,100,000   Barclays U.S. Funding Corp.
                     2.34s (United Kingdom)                                                      2/28/05       2,092,083
.........................................................................................................................
         3,200,000   CBA Delaware Finance 2.45s
                     (Australia)                                                                 3/15/05       3,184,102
.........................................................................................................................
         4,000,000   CBA Delaware Finance 2.25s
                     (Australia)                                                                 2/17/05       3,988,250
.........................................................................................................................
         3,500,000   Credit Suisse First Boston
                     (USA), Inc. 2.3s (Switzerland)                                              1/31/05       3,493,292
.........................................................................................................................
         3,100,000   DnB NOR BANK ASA 2.24s
                     (Norway)                                                                     2/3/05       3,093,635
.........................................................................................................................
         3,750,000   Greenwich Capital Holdings, Inc.
                     FRN, 2.316s (United Kingdom)                                                3/15/05       3,750,000
.........................................................................................................................
         1,900,000   Greenwich Capital Holdings, Inc.
                     FRN, 2.150s (United Kingdom)                                                 4/8/05       1,900,000
.........................................................................................................................
         2,700,000   Nordea North America, Inc.
                     2.08s (Sweden)                                                              3/16/05       2,688,456
.........................................................................................................................
         4,000,000   Spintab AB 2.42s (Sweden)                                                   3/31/05       3,976,069
.........................................................................................................................
         2,000,000   Spintab AB 2.28s (Sweden)                                                    2/1/05       1,996,073
.........................................................................................................................
         4,000,000   Spintab AB 2.27s (Sweden)                                                   1/24/05       3,994,199
.........................................................................................................................
         3,000,000   Toyota Motor Credit Corp.
                     2.27s (Japan)                                                               1/31/05       2,994,325
.........................................................................................................................
         3,000,000   Toyota Motor Credit Corp.
                     2.21s (Japan)                                                                2/9/05       2,992,818
.........................................................................................................................
         3,500,000   Tulip Funding Corp. 2.39s
                     (Netherlands)                                                               1/28/05       3,493,726
.........................................................................................................................
         2,634,000   Tulip Funding Corp. 2.37s
                     (Netherlands)                                                               1/19/05       2,630,879
.........................................................................................................................
         3,750,000   Tulip Funding Corp. 2.34s
                     (Netherlands)                                                               1/24/05       3,744,394
.........................................................................................................................
         2,116,000   Tulip Funding Corp. 2.25s
                     (Netherlands)                                                               1/10/05       2,114,810
.........................................................................................................................
         4,000,000   UBS Finance (Delaware),
                     LLC 2.345s (Switzerland)                                                     1/3/05       3,999,479
.........................................................................................................................
         3,000,000   UBS Finance (Delaware),
                     LLC 2.34s (Switzerland)                                                     1/27/05       2,994,930
.........................................................................................................................
         2,200,000   UBS Finance (Delaware), LLC
                     2.25s (Switzerland)                                                         2/28/05       2,192,025
.........................................................................................................................
         2,800,000   Westpac Capital Corp. 2.36s
                     (Australia)                                                                 3/24/05       2,784,948
------------------------------------------------------------------------------------------------------------------------
                                                                                                              77,740,930
------------------------------------------------------------------------------------------------------------------------
                     Total Commercial Paper
                     (cost $227,950,730)                                                                    $227,950,730
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (13.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
Domestic (4.1%)
.........................................................................................................................
        $3,000,000   Citibank, N.A. 2.4s                                                          3/7/05      $3,000,000
.........................................................................................................................
         1,500,000   Citibank, N.A. 2.295s                                                       2/22/05       1,500,000
.........................................................................................................................
         2,700,000   Wells Fargo & Co. 2.42s                                                      1/7/05       2,700,000
.........................................................................................................................
         3,000,000   Wells Fargo & Co. 2.37s                                                      1/4/05       3,000,000
.........................................................................................................................
         5,000,000   Wells Fargo Bank N.A. 2.35s                                                  1/7/05       5,000,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,200,000
------------------------------------------------------------------------------------------------------------------------
Foreign (9.8%)
.........................................................................................................................
         3,000,000   Bank of Nova Scotia FRN, Ser.
                     YCD, 2.448s (Canada)                                                         3/4/05       3,000,312
.........................................................................................................................
         2,600,000   Barclays Bank PLC FRN, Ser.
                     YCD1, 2.348s (United Kingdom)                                               3/24/05       2,599,853
.........................................................................................................................
         4,000,000   Barclays Bank PLC Ser. ECD,
                     2.4475s (United Kingdom)                                                    2/17/05       3,999,948
.........................................................................................................................
         7,750,000   Calyon North America, Inc.
                     Ser. ECD, 2.15s (France)                                                    3/30/05       7,748,697
.........................................................................................................................
         3,000,000   Den Danske Bank AG Ser. YCD,
                     2.2s (Denmark)                                                              2/10/05       3,000,000
.........................................................................................................................
         3,000,000   Lloyds TSB Bank PLC FRN, Ser.
                     YCD, 2.32s
                     (United Kingdom)                                                            9/30/05       2,998,185
.........................................................................................................................
         3,500,000   Royal Bank of Scotland PLC FRN,
                     Ser. YCD, 2.335s
                     (United Kingdom)                                                            6/20/05       3,498,863
.........................................................................................................................
         5,000,000   Societe Generale FRN, Ser.
                     YCD, 2.38s (France)                                                         6/14/05       4,999,326
.........................................................................................................................
         3,000,000   Societe Generale Ser. ECD, 2.53s
                     (France)                                                                    4/18/05       2,999,905
.........................................................................................................................
         1,800,000   Societe Generale Ser. ECD, 2s
                     (France)                                                                     3/7/05       1,800,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              36,645,089
------------------------------------------------------------------------------------------------------------------------
                     Total Certificates of Deposit
                     (cost $51,845,089)                                                                      $51,845,089
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (6.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
        $5,700,000   National City Bank FRN, Ser.
                     BKNT, 2.36s                                                                 1/19/05      $5,699,931
.........................................................................................................................
         5,000,000   National City Bank FRN, Ser.
                     BKNT, 2.345s                                                                6/23/05       4,999,285
.........................................................................................................................
         6,000,000   Toyota Motor Credit Corp.
                     FRN Ser. MTN1, 2.338s (Japan)                                               1/14/05       6,000,000
.........................................................................................................................
         2,750,000   U. S. Bank N.A. FRN, Ser.
                     BKNT, 2.438s                                                                12/5/05       2,751,004
.........................................................................................................................
         4,500,000   Wells Fargo Bank NA FRN
                     Ser. BKNT, 2.33s                                                             2/1/05       4,500,000
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $23,950,220)                                                                      $23,950,220
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE
OBLIGATIONS (3.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
        $3,000,000   Federal Home Loan
                     Mortgage Corp. 1.98s                                                         3/8/05      $2,989,110
.........................................................................................................................
         3,000,000   Federal Home Loan
                     Mortgage Corp. 1.85s                                                        1/25/05       2,996,300
.........................................................................................................................
         3,000,000   Federal National Mortgage
                     Association 2.44s                                                           3/23/05       2,983,496
.........................................................................................................................
         2,850,000   Federal National Mortgage
                     Association 1.96s                                                            1/5/05       2,849,379
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government Agency
                     Mortgage Obligations
                     (cost $11,818,285)                                                                      $11,818,285
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
        $2,700,000   Fannie Mae notes, 1.8s                                                      5/27/05      $2,700,000
.........................................................................................................................
         5,000,000   Fannie Mae notes, 1.65s                                                      2/8/05       5,000,000
.........................................................................................................................
         4,500,000   Fannie Mae notes, 1.6s                                                      5/13/05       4,500,000
.........................................................................................................................
         3,000,000   Fannie Mae notes, 1.4s                                                       5/3/05       3,000,000
.........................................................................................................................
         5,000,000   Fannie Mae notes, 1.4s                                                      3/29/05       5,000,000
.........................................................................................................................
         5,000,000   Fannie Mae notes, 1.35s                                                     4/28/05       5,000,000
.........................................................................................................................
         4,000,000   Federal Home Loan Bank,
                     bonds Ser. JX05, 1.4s                                                        4/1/05       4,000,000
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government
                     Agency Obligations
                     (cost $29,200,000)                                                                      $29,200,000
------------------------------------------------------------------------------------------------------------------------
PROMISSORY NOTES (2.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
        $2,000,000   Goldman Sachs Group,
                     Inc. (The) 2.48s (acquired
                     11/18/04, cost $2,000,000) (RES)                                            5/19/05      $2,000,000
.........................................................................................................................
         4,800,000   Goldman Sachs Group,
                     Inc. (The) 2.199s (acquired
                     10/26/04, cost $4,800,000) (RES)                                            4/22/05       4,800,000
.........................................................................................................................
         3,800,000   Goldman Sachs Group,
                     Inc. (The) 2.187s (acquired
                     10/20/04, cost $3,800,000) (RES)                                            4/18/05       3,800,000
------------------------------------------------------------------------------------------------------------------------
                     Total Promissory Notes
                     (cost $10,600,000)                                                                      $10,600,000
------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (1.0%) (a) (cost $3,854,948)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                 Maturity Date     Value
.........................................................................................................................
        $3,854,948   TIAA Real Estate CDO,
                     Ltd. 144A FRN, Ser. 03-1A,
                     Class A1MM, 2.448s
                     (Cayman Islands)                                                            3/28/05      $3,854,948
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.9%) (a) (cost $14,511,000)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $14,511,000   Interest in $700,000,000 joint
                     tri-party repurchase agreement
                     dated December 31, 2004
                     with Goldman Sachs & Co. due
                     January 3, 2005 with respect
                     to various U.S. Government
                     obligations -- maturity value
                     of $14,513,769 for an effective
                     yield of 2.29% (collateralized by
                     Fannie Mae with yields ranging from
                     5.00% to 7.00% and due dates
                     ranging from January 1, 2009
                     to November 1, 2034, valued at
                     $714,000,000)                                                                           $14,511,000
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $373,730,272)                                                                    $373,730,272
------------------------------------------------------------------------------------------------------------------------


DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at December 31, 2004:
(as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Australia                                                                 2.7%
...............................................................................
Canada                                                                    0.8
...............................................................................
Cayman Islands                                                            1.0
...............................................................................
Denmark                                                                   0.8
...............................................................................
France                                                                    5.7
...............................................................................
Japan                                                                     3.2
...............................................................................
Netherlands                                                               4.3
...............................................................................
Norway                                                                    0.8
...............................................................................
Sweden                                                                    3.4
...............................................................................
Switzerland                                                               3.4
...............................................................................
United Kingdom                                                            7.2
...............................................................................
United States                                                            66.7
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT New Opportunities Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (97.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.2%)
.........................................................................................................................
            44,000   Omnicom Group, Inc.                                                                      $3,710,080
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (2.3%)
.........................................................................................................................
           232,700   Raytheon Co.                                                                              9,035,741
.........................................................................................................................
           130,000   Rockwell Collins, Inc.                                                                    5,127,200
.........................................................................................................................
           356,500   United Defense Industries, Inc. (NON)                                                    16,844,624
.........................................................................................................................
            93,200   United Technologies Corp.                                                                 9,632,220
------------------------------------------------------------------------------------------------------------------------
                                                                                                              40,639,785
------------------------------------------------------------------------------------------------------------------------
Automotive (0.1%)
.........................................................................................................................
           102,500   Copart, Inc. (NON)                                                                        2,697,800
------------------------------------------------------------------------------------------------------------------------
Banking (1.8%)
.........................................................................................................................
           100,300   Doral Financial Corp.                                                                     4,939,775
.........................................................................................................................
            49,200   TCF Financial Corp.                                                                       1,581,288
.........................................................................................................................
            61,000   UnionBanCal Corp.                                                                         3,933,280
.........................................................................................................................
           124,440   W Holding Co., Inc.                                                                       2,854,654
.........................................................................................................................
           192,800   Wells Fargo & Co.                                                                        11,982,520
.........................................................................................................................
           115,100   Zions Bancorp.                                                                            7,830,253
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,121,770
------------------------------------------------------------------------------------------------------------------------
Beverage (0.3%)
.........................................................................................................................
           174,200   Pepsi Bottling Group, Inc. (The)                                                          4,710,368
------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.1%)
.........................................................................................................................
            45,500   Amylin Pharmaceuticals, Inc. (NON)                                                        1,062,880
.........................................................................................................................
           203,500   Celgene Corp. (NON)                                                                       5,398,855
.........................................................................................................................
           221,700   Genzyme Corp. (NON)                                                                      12,874,119
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,335,854
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.6%)
.........................................................................................................................
           262,900   XM Satellite Radio Holdings, Inc. Class A (NON)                                           9,890,298
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.3%)
.........................................................................................................................
           120,100   Sherwin Williams Co.                                                                      5,360,063
------------------------------------------------------------------------------------------------------------------------
Coal (0.3%)
.........................................................................................................................
           140,753   CONSOL Energy, Inc.                                                                       5,777,911
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.3%)
.........................................................................................................................
           102,000   CDW Corp.                                                                                 6,767,700
.........................................................................................................................
           181,700   Corporate Executive Board Co. (The)                                                      12,162,998
.........................................................................................................................
            98,800   Yahoo!, Inc. (NON)                                                                        3,722,784
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,653,482
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (4.3%)
.........................................................................................................................
         2,371,800   Cisco Systems, Inc. (NON)                                                                45,775,740
.........................................................................................................................
           280,500   Harris Corp.                                                                             17,332,095
.........................................................................................................................
            66,900   Juniper Networks, Inc. (NON)                                                              1,819,011
.........................................................................................................................
           245,200   Scientific-Atlanta, Inc.                                                                  8,094,052
.........................................................................................................................
           572,700   Tellabs, Inc. (NON)                                                                       4,919,493
------------------------------------------------------------------------------------------------------------------------
                                                                                                              77,940,391
------------------------------------------------------------------------------------------------------------------------
Computers (3.6%)
.........................................................................................................................
           100,500   Anixter International, Inc.                                                               3,616,995
.........................................................................................................................
           409,000   Dell, Inc. (NON)                                                                         17,235,260
.........................................................................................................................
           198,900   Lexmark International, Inc. (NON)                                                        16,906,500
.........................................................................................................................
            52,600   Micros Systems, Inc. (NON)                                                                4,105,956
.........................................................................................................................
            78,700   NCR Corp. (NON)                                                                           5,448,401
.........................................................................................................................
           497,300   Network Appliance, Inc. (NON)                                                            16,520,306
------------------------------------------------------------------------------------------------------------------------
                                                                                                              63,833,418
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.8%)
.........................................................................................................................
            92,300   Danaher Corp.                                                                             5,298,943
.........................................................................................................................
           114,500   Harman International Industries, Inc.                                                    14,541,500
.........................................................................................................................
           103,000   ITT Industries, Inc.                                                                      8,698,350
.........................................................................................................................
            49,600   Textron, Inc.                                                                             3,660,480
------------------------------------------------------------------------------------------------------------------------
                                                                                                              32,199,273
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (1.0%)
.........................................................................................................................
           207,200   Black & Decker Manufacturing Co.                                                         18,301,976
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.4%)
.........................................................................................................................
           326,800   Capital One Financial Corp.                                                              27,519,828
.........................................................................................................................
           181,100   Countrywide Financial Corp.                                                               6,702,511
.........................................................................................................................
           554,100   Providian Financial Corp. (NON)                                                           9,126,027
------------------------------------------------------------------------------------------------------------------------
                                                                                                              43,348,366
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (5.1%)
.........................................................................................................................
           207,000   Energizer Holdings, Inc. (NON)                                                           10,285,830
.........................................................................................................................
            73,400   Fortune Brands, Inc.                                                                      5,665,012
.........................................................................................................................
           523,000   Gillette Co. (The)                                                                       23,419,940
.........................................................................................................................
           255,200   Newell Rubbermaid, Inc.                                                                   6,173,288
.........................................................................................................................
           747,000   Procter & Gamble Co. (The)                                                               41,144,760
.........................................................................................................................
           129,400   Yankee Candle Co., Inc. (The) (NON)                                                       4,293,492
------------------------------------------------------------------------------------------------------------------------
                                                                                                              90,982,322
------------------------------------------------------------------------------------------------------------------------
Consumer Services (1.6%)
.........................................................................................................................
           310,300   Alliance Data Systems Corp. (NON)                                                        14,733,044
.........................................................................................................................
           191,000   Getty Images, Inc. (NON)                                                                 13,150,350
------------------------------------------------------------------------------------------------------------------------
                                                                                                              27,883,394
------------------------------------------------------------------------------------------------------------------------
Containers (0.3%)
.........................................................................................................................
           120,000   Ball Corp.                                                                                5,277,600
------------------------------------------------------------------------------------------------------------------------
Distributors (0.2%)
.........................................................................................................................
           119,400   Hughes Supply, Inc.                                                                       3,862,590
------------------------------------------------------------------------------------------------------------------------
Electronics (4.8%)
.........................................................................................................................
           192,000   Arrow Electronics, Inc. (NON)                                                             4,665,600
.........................................................................................................................
         1,075,700   Atmel Corp. (NON)                                                                         4,216,744
.........................................................................................................................
           539,600   Cypress Semiconductor Corp. (NON)                                                         6,329,508
.........................................................................................................................
           385,000   Intel Corp.                                                                               9,005,150
.........................................................................................................................
            99,000   International Rectifier Corp. (NON)                                                       4,412,430
.........................................................................................................................
           520,650   Linear Technology Corp.                                                                  20,180,394
.........................................................................................................................
           199,200   Microchip Technology, Inc.                                                                5,310,672
.........................................................................................................................
           501,000   Motorola, Inc.                                                                            8,617,200
.........................................................................................................................
           285,400   National Semiconductor Corp.                                                              5,122,930
.........................................................................................................................
           177,500   PerkinElmer, Inc.                                                                         3,991,975
.........................................................................................................................
           138,000   SanDisk Corp. (NON)                                                                       3,445,860
.........................................................................................................................
           355,500   Storage Technology Corp. (NON)                                                           11,237,355
------------------------------------------------------------------------------------------------------------------------
                                                                                                              86,535,818
------------------------------------------------------------------------------------------------------------------------
Energy (0.7%)
.........................................................................................................................
           111,700   BJ Services Co.                                                                           5,198,518
.........................................................................................................................
            51,300   Cooper Cameron Corp. (NON)                                                                2,760,453
.........................................................................................................................
           351,300   Superior Energy Services (NON)                                                            5,413,533
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,372,504
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.4%)
.........................................................................................................................
            74,900   Pixar, Inc. (NON)                                                                         6,412,189
------------------------------------------------------------------------------------------------------------------------
Financial (2.3%)
.........................................................................................................................
            58,800   Chicago Mercantile Exchange                                                              13,447,560
.........................................................................................................................
           103,300   Fannie Mae                                                                                7,355,993
.........................................................................................................................
           229,300   Moody's Corp.                                                                            19,914,705
------------------------------------------------------------------------------------------------------------------------
                                                                                                              40,718,258
------------------------------------------------------------------------------------------------------------------------
Food (0.2%)
.........................................................................................................................
           134,600   7-Eleven, Inc. (NON)                                                                      3,223,670
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.3%)
.........................................................................................................................
            71,300   Ameristar Casinos, Inc.                                                                   3,073,743
.........................................................................................................................
           336,600   GTECH Holdings Corp.                                                                      8,734,770
.........................................................................................................................
           167,100   Harrah's Entertainment, Inc.                                                             11,177,319
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,985,832
------------------------------------------------------------------------------------------------------------------------
Health Care Services (4.8%)
.........................................................................................................................
           101,800   AmerisourceBergen Corp.                                                                   5,973,624
.........................................................................................................................
            82,500   Community Health Systems, Inc. (NON)                                                      2,300,100
.........................................................................................................................
           200,300   Coventry Health Care, Inc. (NON)                                                         10,631,924
.........................................................................................................................
            68,100   Laboratory Corp. of America Holdings (NON)                                                3,392,742
.........................................................................................................................
           166,300   McKesson Corp.                                                                            5,231,798
.........................................................................................................................
            56,300   PacifiCare Health Systems, Inc. (NON)                                                     3,182,076
.........................................................................................................................
           318,000   UnitedHealth Group, Inc.                                                                 27,993,540
.........................................................................................................................
           439,200   VCA Antech, Inc. (NON)                                                                    8,608,320
.........................................................................................................................
            97,800   WellChoice, Inc. (NON)                                                                    5,222,520
.........................................................................................................................
           111,200   WellPoint, Inc. (NON)                                                                    12,788,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              85,324,644
------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.7%)
.........................................................................................................................
            42,700   KB Home                                                                                   4,457,880
.........................................................................................................................
            66,200   M.D.C. Holdings, Inc.                                                                     5,722,328
.........................................................................................................................
            25,790   NVR, Inc. (NON)                                                                          19,842,826
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,023,034
------------------------------------------------------------------------------------------------------------------------
Insurance (1.6%)
.........................................................................................................................
           176,700   Everest Re Group, Ltd. (Bermuda)                                                         15,825,252
.........................................................................................................................
           177,500   W.R. Berkley Corp.                                                                        8,372,675
.........................................................................................................................
           127,300   Willis Group Holdings, Ltd.
                     (United Kingdom)                                                                          5,240,941
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,438,868
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.1%)
.........................................................................................................................
           106,500   Bear Stearns Cos., Inc. (The)                                                            10,896,015
.........................................................................................................................
           329,800   E*Trade Group, Inc. (NON)                                                                 4,930,510
.........................................................................................................................
            77,500   Eaton Vance Corp.                                                                         4,041,625
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,868,150
------------------------------------------------------------------------------------------------------------------------
Leisure (1.5%)
.........................................................................................................................
           122,800   Brunswick Corp.                                                                           6,078,600
.........................................................................................................................
            66,100   Harley-Davidson, Inc.                                                                     4,015,575
.........................................................................................................................
           239,300   Polaris Industries, Inc.                                                                 16,277,186
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,371,361
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.2%)
.........................................................................................................................
           178,200   Hilton Hotels Corp.                                                                       4,052,268
------------------------------------------------------------------------------------------------------------------------
Machinery (0.6%)
.........................................................................................................................
           241,800   Terex Corp. (NON)                                                                        11,521,770
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.3%)
.........................................................................................................................
           101,700   Mettler-Toledo International, Inc.
                     (Switzerland) (NON)                                                                       5,218,227
------------------------------------------------------------------------------------------------------------------------
Medical Technology (8.3%)
.........................................................................................................................
           122,900   Bausch & Lomb, Inc.                                                                       7,922,134
.........................................................................................................................
           139,600   Becton, Dickinson and Co.                                                                 7,929,280
.........................................................................................................................
           304,700   Biomet, Inc.                                                                             13,220,933
.........................................................................................................................
           298,500   C.R. Bard, Inc.                                                                          19,098,030
.........................................................................................................................
           190,000   Charles River Laboratories
                     International, Inc. (NON)                                                                 8,741,900
.........................................................................................................................
           133,500   Dade Behring Holdings, Inc. (NON)                                                         7,476,000
.........................................................................................................................
            90,457   Gen-Probe, Inc. (NON)                                                                     4,089,561
.........................................................................................................................
           136,400   Haemonetics Corp. (NON)                                                                   4,939,044
.........................................................................................................................
           181,500   Kinetic Concepts, Inc. (NON)                                                             13,848,450
.........................................................................................................................
            81,200   Medtronic, Inc.                                                                           4,033,204
.........................................................................................................................
           217,167   Respironics, Inc. (NON)                                                                  11,805,198
.........................................................................................................................
           515,800   St. Jude Medical, Inc. (NON)                                                             21,627,494
.........................................................................................................................
            74,900   Sybron Dental Specialties, Inc. (NON)                                                     2,649,962
.........................................................................................................................
           389,400   Varian Medical Systems, Inc. (NON)                                                       16,837,656
.........................................................................................................................
           111,100   Waters Corp. (NON)                                                                        5,198,369
------------------------------------------------------------------------------------------------------------------------
                                                                                                             149,417,215
------------------------------------------------------------------------------------------------------------------------
Metals (0.5%)
.........................................................................................................................
           409,900   AK Steel Holding Corp. (NON)                                                              5,931,253
.........................................................................................................................
            77,200   Steel Dynamics, Inc.                                                                      2,924,336
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,855,589
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (2.3%)
.........................................................................................................................
            65,700   Amerada Hess Corp.                                                                        5,412,366
.........................................................................................................................
           238,400   Burlington Resources, Inc.                                                               10,370,400
.........................................................................................................................
            62,600   Noble Energy, Inc.                                                                        3,859,916
.........................................................................................................................
           128,100   Oil States International, Inc. (NON)                                                      2,471,049
.........................................................................................................................
           107,700   Pogo Producing Co.                                                                        5,222,373
.........................................................................................................................
            75,100   Southwestern Energy Co. (NON)                                                             3,806,819
.........................................................................................................................
           103,800   Sunoco, Inc.                                                                              8,481,498
.........................................................................................................................
            77,500   Tesoro Petroleum Corp. (NON)                                                              2,469,150
------------------------------------------------------------------------------------------------------------------------
                                                                                                              42,093,571
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (7.9%)
.........................................................................................................................
           262,800   Abbott Laboratories                                                                      12,259,620
.........................................................................................................................
            32,400   Allergan, Inc.                                                                            2,626,668
.........................................................................................................................
           271,650   Barr Pharmaceuticals, Inc. (NON)                                                         12,370,941
.........................................................................................................................
           283,900   Caremark Rx, Inc. (NON)                                                                  11,194,177
.........................................................................................................................
           285,400   Cephalon, Inc. (NON)                                                                     14,521,152
.........................................................................................................................
           940,500   Johnson & Johnson                                                                        59,646,510
.........................................................................................................................
           108,400   Medicis Pharmaceutical Corp. Class A                                                      3,805,924
.........................................................................................................................
           224,100   Mylan Laboratories, Inc.                                                                  3,962,088
.........................................................................................................................
           818,100   Pfizer, Inc.                                                                             21,998,709
------------------------------------------------------------------------------------------------------------------------
                                                                                                             142,385,789
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.1%)
.........................................................................................................................
           154,900   Xerox Corp. (NON)                                                                         2,634,849
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.3%)
.........................................................................................................................
           104,600   Ryland Group, Inc. (The)                                                                  6,018,684
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.2%)
.........................................................................................................................
            97,200   CEC Entertainment, Inc. (NON)                                                             3,885,084
------------------------------------------------------------------------------------------------------------------------
Retail (8.6%)
.........................................................................................................................
           132,800   Abercrombie & Fitch Co. Class A                                                           6,234,960
.........................................................................................................................
           196,300   Aeropostale, Inc. (NON)                                                                   5,777,109
.........................................................................................................................
           274,800   American Eagle Outfitters, Inc.                                                          12,943,080
.........................................................................................................................
           175,520   Barnes & Noble, Inc. (NON)                                                                5,664,030
.........................................................................................................................
           165,600   Best Buy Co., Inc.                                                                        9,839,952
.........................................................................................................................
           178,700   Borders Group, Inc.                                                                       4,538,980
.........................................................................................................................
           188,600   Claire's Stores, Inc.                                                                     4,007,750
.........................................................................................................................
           244,500   Coach, Inc. (NON)                                                                        13,789,800
.........................................................................................................................
           211,200   Costco Wholesale Corp.                                                                   10,224,192
.........................................................................................................................
            50,800   Fossil, Inc. (NON)                                                                        1,302,512
.........................................................................................................................
           713,100   Home Depot, Inc. (The)                                                                   30,477,894
.........................................................................................................................
           283,400   Limited Brands, Inc.                                                                      6,523,868
.........................................................................................................................
           316,600   Michaels Stores, Inc.                                                                     9,488,502
.........................................................................................................................
           289,400   PETCO Animal Supplies, Inc. (NON)                                                        11,425,512
.........................................................................................................................
           137,300   Regis Corp.                                                                               6,336,395
.........................................................................................................................
           466,000   Staples, Inc.                                                                            15,708,860
------------------------------------------------------------------------------------------------------------------------
                                                                                                             154,283,396
------------------------------------------------------------------------------------------------------------------------
Schools (1.3%)
.........................................................................................................................
           208,400   Apollo Group, Inc. Class A (NON)                                                         16,819,964
.........................................................................................................................
           183,149   Career Education Corp. (NON)                                                              7,325,960
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,145,924
------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.4%)
.........................................................................................................................
           221,300   Lam Research Corp. (NON)                                                                  6,397,783
------------------------------------------------------------------------------------------------------------------------
Shipping (1.1%)
.........................................................................................................................
            19,100   FedEx Corp.                                                                               1,881,159
.........................................................................................................................
           340,000   J. B. Hunt Transport Services, Inc.                                                      15,249,000
.........................................................................................................................
            55,000   Ryder System, Inc.                                                                        2,627,350
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,757,509
------------------------------------------------------------------------------------------------------------------------
Software (11.5%)
.........................................................................................................................
           516,400   Adobe Systems, Inc.                                                                      32,398,936
.........................................................................................................................
           194,600   Amdocs, Ltd. (Guernsey) (NON)                                                             5,108,250
.........................................................................................................................
           447,200   Autodesk, Inc.                                                                           16,971,240
.........................................................................................................................
         1,016,700   BMC Software, Inc. (NON)                                                                 18,910,620
.........................................................................................................................
           984,400   Citrix Systems, Inc. (NON)                                                               24,147,332
.........................................................................................................................
           166,100   Cognos, Inc. (Canada) (NON)                                                               7,318,366
.........................................................................................................................
           199,800   McAfee, Inc. (NON)                                                                        5,780,214
.........................................................................................................................
         2,277,800   Microsoft Corp. (SEG)                                                                    60,840,038
.........................................................................................................................
           733,100   Oracle Corp. (NON)                                                                       10,058,132
.........................................................................................................................
           856,300   Siebel Systems, Inc. (NON)                                                                8,991,150
.........................................................................................................................
           480,300   Symantec Corp. (NON)                                                                     12,372,528
.........................................................................................................................
           111,900   Veritas Software Corp. (NON)                                                              3,194,745
------------------------------------------------------------------------------------------------------------------------
                                                                                                             206,091,551
------------------------------------------------------------------------------------------------------------------------
Technology (0.4%)
.........................................................................................................................
           107,400   Dun & Bradstreet Corp. (The) (NON)                                                        6,406,410
------------------------------------------------------------------------------------------------------------------------
Technology Services (2.1%)
.........................................................................................................................
            70,100   Accenture, Ltd. Class A (Bermuda) (NON)                                                   1,892,700
.........................................................................................................................
           192,100   Acxiom Corp.                                                                              5,052,230
.........................................................................................................................
           109,100   Ask Jeeves, Inc. (NON)                                                                    2,918,425
.........................................................................................................................
           315,010   Automatic Data Processing, Inc.                                                          13,970,694
.........................................................................................................................
           322,000   Ingram Micro, Inc. Class A (NON)                                                          6,697,600
.........................................................................................................................
            38,300   Total Systems Services, Inc.                                                                930,690
.........................................................................................................................
           165,800   VeriSign, Inc. (NON)                                                                      5,557,616
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,019,955
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.7%)
.........................................................................................................................
           153,700   American Tower Corp. Class A (NON)                                                        2,828,080
.........................................................................................................................
           491,950   Earthlink, Inc. (NON)                                                                     5,667,264
.........................................................................................................................
           131,500   Western Wireless Corp. Class A (NON)                                                      3,852,950
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,348,294
------------------------------------------------------------------------------------------------------------------------
Textiles (1.7%)
.........................................................................................................................
            75,100   Armor Holdings, Inc. (NON)                                                                3,531,202
.........................................................................................................................
           243,600   NIKE, Inc.                                                                               22,092,084
.........................................................................................................................
           146,200   WESCO International, Inc. (NON)                                                           4,333,368
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,956,654
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.2%)
.........................................................................................................................
            66,500   Altria Group, Inc.                                                                        4,063,150
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $1,526,002,919)                                                                $1,752,354,741
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON) (cost $--)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
             1,057   Lucent Technologies, Inc.                                                  12/10/07          $1,628
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $8,797,000   Interest in $700,000,000 joint tri-party
                     repurchase agreement dated
                     December 31, 2004 with Goldman
                     Sachs & Co. due January 3, 2005
                     with respect to various U.S.
                     Government obligations -- maturity
                     value of $8,798,679 for an effective
                     yield of 2.29% (collateralized by
                     Fannie Mae securities with coupons
                     ranging from 4.193% to 7.00% and
                     due dates ranging from January 1, 2009
                     to November 1, 2034)                                                                     $8,797,000
.........................................................................................................................
        35,958,345   Putnam Prime Money Market Fund (e)                                                       35,958,345
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $44,755,345)                                                                      $44,755,345
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $1,570,758,264)                                                                $1,797,111,714
------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                         Aggregate  Expiration     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
NASDAQ 100
Index (Long)              $10,259,550  $10,218,325      Mar-05        $41,225
...............................................................................
Russell 2000 Index
Mini (Long)                 8,698,200    8,557,570      Mar-05        140,630
...............................................................................
S&P 500
Index (Long)               16,081,525   15,882,384      Mar-05        199,141
------------------------------------------------------------------------------
                                                                     $380,996
------------------------------------------------------------------------------


Written Options Outstanding at December 31,2004
(premiums received $16,200)
------------------------------------------------------------------------------
Contract                                              Expiration Date/
Amount                                                Strike Price      Value
...............................................................................
       13,706 Abercrombie & Fitch Co. Class A (Call) Jan 05/$50.22     $1,425
...............................................................................
       14,008 National Semiconductor Corp. (Call)    Jan 05/$18.45      4,438
...............................................................................
        8,604 Steel Dynamics, Inc. (Call)            Jan 05/$39.43      4,477
------------------------------------------------------------------------------
                                                                      $10,340
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT New Value Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (99.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (5.1%)
.........................................................................................................................
           287,500   Boeing Co. (The)                                                                        $14,883,875
.........................................................................................................................
           315,800   Lockheed Martin Corp.                                                                    17,542,690
------------------------------------------------------------------------------------------------------------------------
                                                                                                              32,426,565
------------------------------------------------------------------------------------------------------------------------
Airlines (1.1%)
.........................................................................................................................
           435,300   Southwest Airlines Co.                                                                    7,086,684
------------------------------------------------------------------------------------------------------------------------
Automotive (1.5%)
.........................................................................................................................
           162,000   Lear Corp.                                                                                9,883,620
------------------------------------------------------------------------------------------------------------------------
Banking (10.3%)
.........................................................................................................................
           420,200   Bank of America Corp.                                                                    19,745,198
.........................................................................................................................
            99,700   Commerce Bancorp, Inc. (S)                                                                6,420,680
.........................................................................................................................
           194,600   State Street Corp.                                                                        9,558,752
.........................................................................................................................
           619,800   U.S. Bancorp                                                                             19,412,136
.........................................................................................................................
           180,100   Wells Fargo & Co.                                                                        11,193,215
------------------------------------------------------------------------------------------------------------------------
                                                                                                              66,329,981
------------------------------------------------------------------------------------------------------------------------
Building Materials (1.9%)
.........................................................................................................................
           338,000   Masco Corp.                                                                              12,347,140
------------------------------------------------------------------------------------------------------------------------
Chemicals (3.0%)
.........................................................................................................................
            86,809   Avery Dennison Corp.                                                                      5,205,936
.........................................................................................................................
           156,800   Dow Chemical Co. (The)                                                                    7,763,168
.........................................................................................................................
           417,200   Hercules, Inc. (NON)                                                                      6,195,420
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,164,524
------------------------------------------------------------------------------------------------------------------------
Coal (0.5%)
.........................................................................................................................
            38,600   Peabody Energy Corp.                                                                      3,123,126
------------------------------------------------------------------------------------------------------------------------
Computers (2.4%)
.........................................................................................................................
           723,076   Hewlett-Packard Co.                                                                      15,162,904
------------------------------------------------------------------------------------------------------------------------
Conglomerates (4.6%)
.........................................................................................................................
             1,595   Berkshire Hathaway, Inc. Class B (NON)                                                    4,682,920
.........................................................................................................................
           701,600   Tyco International, Ltd. (Bermuda)                                                       25,075,184
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,758,104
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (3.1%)
.........................................................................................................................
           178,400   Countrywide Financial Corp.                                                               6,602,584
.........................................................................................................................
           243,020   MBNA Corp.                                                                                6,850,734
.........................................................................................................................
           393,300   Providian Financial Corp. (NON)                                                           6,477,651
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,930,969
------------------------------------------------------------------------------------------------------------------------
Consumer Services (1.0%)
.........................................................................................................................
           877,900   Service Corporation Intl. (NON)                                                           6,540,355
------------------------------------------------------------------------------------------------------------------------
Containers (0.6%)
.........................................................................................................................
           170,100   Owens-Illinois, Inc. (NON)                                                                3,852,765
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (4.0%)
.........................................................................................................................
           148,800   Exelon Corp.                                                                              6,557,616
.........................................................................................................................
           106,800   Great Plains Energy, Inc.                                                                 3,233,904
.........................................................................................................................
           289,070   PG&E Corp. (NON) (S)                                                                      9,620,250
.........................................................................................................................
           592,260   Sierra Pacific Resources (NON)                                                            6,218,730
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,630,500
------------------------------------------------------------------------------------------------------------------------
Electronics (4.7%)
.........................................................................................................................
            91,225   Freescale Semiconductor, Inc. Class B (NON)                                               1,674,891
.........................................................................................................................
           828,800   Intel Corp.                                                                              19,385,632
.........................................................................................................................
           346,200   Motorola, Inc.                                                                            5,954,640
.........................................................................................................................
           215,100   Vishay Intertechnology, Inc. (NON)                                                        3,230,802
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,245,965
------------------------------------------------------------------------------------------------------------------------
Energy (1.1%)
.........................................................................................................................
           105,800   GlobalSantaFe Corp.
                     (Cayman Islands) (S)                                                                      3,503,038
.........................................................................................................................
           117,700   Varco International, Inc. (NON)                                                           3,430,955
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,933,993
------------------------------------------------------------------------------------------------------------------------
Financial (10.3%)
.........................................................................................................................
           522,200   Citigroup, Inc.                                                                          25,159,596
.........................................................................................................................
           223,600   Fannie Mae                                                                               15,922,556
.........................................................................................................................
           110,500   Freddie Mac                                                                               8,143,850
.........................................................................................................................
           437,000   JPMorgan Chase & Co.                                                                     17,047,370
------------------------------------------------------------------------------------------------------------------------
                                                                                                              66,273,372
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (1.0%)
.........................................................................................................................
           344,300   Smurfit-Stone Container Corp. (NON)                                                       6,431,524
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.5%)
.........................................................................................................................
           123,000   GTECH Holdings Corp.                                                                      3,191,850
------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.1%)
.........................................................................................................................
           106,200   AmerisourceBergen Corp.                                                                   6,231,816
.........................................................................................................................
           116,800   Cardinal Health, Inc.                                                                     6,791,920
.........................................................................................................................
            86,900   CIGNA Corp.                                                                               7,088,433
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,112,169
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.6%)
.........................................................................................................................
            69,800   Lennar Corp.                                                                              3,956,264
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.7%)
.........................................................................................................................
            60,400   Whirlpool Corp.                                                                           4,180,284
------------------------------------------------------------------------------------------------------------------------
Insurance (4.4%)
.........................................................................................................................
           176,400   ACE, Ltd. (Cayman Islands)                                                                7,541,100
.........................................................................................................................
            88,700   Chubb Corp. (The)                                                                         6,821,030
.........................................................................................................................
           103,700   Hartford Financial Services
                     Group, Inc. (The)                                                                         7,187,447
.........................................................................................................................
            83,900   XL Capital, Ltd. Class A
                     (Cayman Islands)                                                                          6,514,835
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,064,412
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.3%)
.........................................................................................................................
           139,200   Merrill Lynch & Co., Inc.                                                                 8,319,984
------------------------------------------------------------------------------------------------------------------------
Manufacturing (1.2%)
.........................................................................................................................
            99,100   Ingersoll-Rand Co. Class A (Bermuda)                                                      7,957,730
------------------------------------------------------------------------------------------------------------------------
Media (2.7%)
.........................................................................................................................
           994,200   Liberty Media Corp. Class A (NON)                                                        10,916,316
.........................................................................................................................
           227,400   Walt Disney Co. (The)                                                                     6,321,720
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,238,036
------------------------------------------------------------------------------------------------------------------------
Metals (1.8%)
.........................................................................................................................
           357,920   Alcoa, Inc.                                                                              11,245,846
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.9%)
.........................................................................................................................
           245,700   Southern Union Co. (NON)                                                                  5,891,886
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (7.7%)
.........................................................................................................................
           106,100   Amerada Hess Corp.                                                                        8,740,518
.........................................................................................................................
           235,300   ChevronTexaco Corp.                                                                      12,355,603
.........................................................................................................................
           434,800   ExxonMobil Corp.                                                                         22,287,847
.........................................................................................................................
           157,100   Marathon Oil Corp.                                                                        5,908,531
------------------------------------------------------------------------------------------------------------------------
                                                                                                              49,292,499
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (3.0%)
.........................................................................................................................
           176,400   Abbott Laboratories                                                                       8,229,060
.........................................................................................................................
           276,600   King Pharmaceuticals, Inc. (NON)                                                          3,429,840
.........................................................................................................................
           291,600   Pfizer, Inc.                                                                              7,841,124
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,500,024
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (2.0%)
.........................................................................................................................
           762,700   Xerox Corp. (NON)                                                                        12,973,527
------------------------------------------------------------------------------------------------------------------------
Publishing (0.2%)
.........................................................................................................................
            31,600   R. R. Donnelley & Sons Co.                                                                1,115,164
------------------------------------------------------------------------------------------------------------------------
Railroads (1.3%)
.........................................................................................................................
           125,950   Union Pacific Corp.                                                                       8,470,138
------------------------------------------------------------------------------------------------------------------------
Restaurants (2.8%)
.........................................................................................................................
           172,500   Darden Restaurants, Inc.                                                                  4,785,150
.........................................................................................................................
           403,900   McDonald's Corp.                                                                         12,949,034
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,734,184
------------------------------------------------------------------------------------------------------------------------
Retail (5.7%)
.........................................................................................................................
           294,100   Home Depot, Inc. (The)                                                                   12,569,834
.........................................................................................................................
           285,200   Limited Brands, Inc.                                                                      6,565,304
.........................................................................................................................
           313,600   Office Depot, Inc. (NON)                                                                  5,444,096
.........................................................................................................................
           151,400   OfficeMax, Inc.                                                                           4,750,932
.........................................................................................................................
           929,700   Rite Aid Corp. (NON)                                                                      3,402,702
.........................................................................................................................
           125,800   Ross Stores, Inc.                                                                         3,631,846
------------------------------------------------------------------------------------------------------------------------
                                                                                                              36,364,714
------------------------------------------------------------------------------------------------------------------------
Tobacco (3.0%)
.........................................................................................................................
           318,000   Altria Group, Inc.                                                                       19,429,800
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $493,297,706)                                                                    $636,160,602
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $8,009,000   Putnam Prime Money Market (e)                                                            $8,009,000
.........................................................................................................................
         5,034,404   Short-term investments held as
                     collateral for loaned securities
                     with yields ranging from 2.15%
                     to 2.50% and due dates ranging from
                     January 3, 2005 to February 2, 2005 (d)                                                   5,029,900
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $13,038,900)                                                                      $13,038,900
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $506,336,606)                                                                    $649,199,502
------------------------------------------------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.





Putnam VT OTC & Emerging Growth Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (96.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (2.3%)
.........................................................................................................................
             9,700   Alliant Techsystems, Inc. (NON)                                                            $634,186
.........................................................................................................................
            11,600   Rockwell Collins, Inc.                                                                      457,504
.........................................................................................................................
            26,300   United Defense Industries, Inc. (NON)                                                     1,242,675
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,334,365
------------------------------------------------------------------------------------------------------------------------
Automotive (1.0%)
.........................................................................................................................
            22,400   Autoliv, Inc.                                                                             1,081,920
------------------------------------------------------------------------------------------------------------------------
Banking (5.2%)
.........................................................................................................................
            27,800   Commerce Bancorp, Inc.                                                                    1,790,320
.........................................................................................................................
            10,707   Compass Bancshares, Inc.                                                                    521,110
.........................................................................................................................
            19,100   Investors Financial Services Corp.                                                          954,618
.........................................................................................................................
            12,900   Pacific Capital Bancorp.                                                                    438,471
.........................................................................................................................
            35,500   TCF Financial Corp.                                                                       1,140,970
.........................................................................................................................
            16,300   Texas Regional Bancshares, Inc.                                                             532,684
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,378,173
------------------------------------------------------------------------------------------------------------------------
Biotechnology (3.2%)
.........................................................................................................................
            20,000   Amylin Pharmaceuticals, Inc. (NON)                                                          467,200
.........................................................................................................................
            34,200   Celgene Corp. (NON)                                                                         907,326
.........................................................................................................................
            17,500   Connetics Corp. (NON)                                                                       425,075
.........................................................................................................................
            24,300   Medicines Co. (NON)                                                                         699,840
.........................................................................................................................
            15,700   MGI Pharma, Inc. (NON)                                                                      439,757
.........................................................................................................................
             8,200   Neurocrine Biosciences, Inc. (NON)                                                          404,260
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,343,458
------------------------------------------------------------------------------------------------------------------------
Coal (1.1%)
.........................................................................................................................
            27,800   CONSOL Energy, Inc.                                                                       1,141,190
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.6%)
.........................................................................................................................
             9,900   Corporate Executive Board Co. (The)                                                         662,706
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.2%)
.........................................................................................................................
            51,000   Aspect Communications Corp. (NON)                                                           568,140
.........................................................................................................................
            33,813   Comverse Technology, Inc. (NON)                                                             826,728
.........................................................................................................................
            14,000   Harris Corp.                                                                                865,060
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,259,928
------------------------------------------------------------------------------------------------------------------------
Computers (2.2%)
.........................................................................................................................
            27,600   Catapult Communications Corp. (NON)                                                         666,816
.........................................................................................................................
            13,169   Logitech International SA ADR
                     (Switzerland) (NON)                                                                         800,017
.........................................................................................................................
            11,000   NCR Corp. (NON)                                                                             761,530
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,228,363
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.6%)
.........................................................................................................................
            10,600   First Marblehead Corp. (The) (NON)                                                          596,250
.........................................................................................................................
            63,600   Providian Financial Corp. (NON)                                                           1,047,492
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,643,742
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.5%)
.........................................................................................................................
            12,000   Energizer Holdings, Inc. (NON)                                                              596,280
.........................................................................................................................
            29,300   Yankee Candle Co., Inc. (The) (NON)                                                         972,174
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,568,454
------------------------------------------------------------------------------------------------------------------------
Consumer Services (2.8%)
.........................................................................................................................
            21,200   Alliance Data Systems Corp. (NON)                                                         1,006,576
.........................................................................................................................
            20,500   Getty Images, Inc. (NON)                                                                  1,411,425
.........................................................................................................................
            36,000   Valueclick, Inc. (NON)                                                                      479,880
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,897,881
------------------------------------------------------------------------------------------------------------------------
Distributors (0.9%)
.........................................................................................................................
            30,200   Hughes Supply, Inc.                                                                         976,970
------------------------------------------------------------------------------------------------------------------------
Electronics (5.4%)
.........................................................................................................................
            60,100   Cypress Semiconductor Corp. (NON)                                                           704,973
.........................................................................................................................
            72,100   Integrated Device
                     Technology, Inc. (NON)                                                                      833,476
.........................................................................................................................
            16,700   International Rectifier Corp. (NON)                                                         744,319
.........................................................................................................................
            36,900   Jabil Circuit, Inc. (NON)                                                                   943,902
.........................................................................................................................
            31,600   Omnivision Technologies, Inc. (NON)                                                         579,860
.........................................................................................................................
            35,200   PerkinElmer, Inc.                                                                           791,648
.........................................................................................................................
            18,400   QLogic Corp. (NON)                                                                          675,832
.........................................................................................................................
            19,100   Vishay Intertechnology, Inc. (NON)                                                          286,882
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,560,892
------------------------------------------------------------------------------------------------------------------------
Energy (3.4%)
.........................................................................................................................
            16,600   Cooper Cameron Corp. (NON)                                                                  893,246
.........................................................................................................................
            10,000   ENSCO International, Inc.                                                                   317,400
.........................................................................................................................
            13,400   Nabors Industries, Ltd. (Bermuda) (NON)                                                     687,286
.........................................................................................................................
            39,400   Pride International, Inc. (NON)                                                             809,276
.........................................................................................................................
            29,300   Rowan Cos., Inc. (NON)                                                                      758,870
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,466,078
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.3%)
.........................................................................................................................
            15,100   Great Wolf Resorts, Inc. (NON)                                                              337,334
------------------------------------------------------------------------------------------------------------------------
Financial (1.8%)
.........................................................................................................................
             6,700   Chicago Mercantile Exchange                                                               1,532,290
.........................................................................................................................
            24,600   Spirit Finance Corp. (NON)                                                                  311,190
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,843,480
------------------------------------------------------------------------------------------------------------------------
Food (0.3%)
.........................................................................................................................
            13,800   7-Eleven, Inc. (NON)                                                                        330,510
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.5%)
.........................................................................................................................
            61,600   GTECH Holdings Corp.                                                                      1,598,520
------------------------------------------------------------------------------------------------------------------------
Health Care Services (6.0%)
.........................................................................................................................
            13,200   AMERIGROUP Corp. (NON)                                                                      998,712
.........................................................................................................................
            19,000   Coventry Health Care, Inc. (NON)                                                          1,008,520
.........................................................................................................................
             8,100   Fisher Scientific
                     International, Inc. (NON)                                                                   505,278
.........................................................................................................................
            19,000   Lincare Holdings, Inc. (NON)                                                                810,350
.........................................................................................................................
            26,100   Manor Care, Inc.                                                                            924,723
.........................................................................................................................
            13,500   Pediatrix Medical Group, Inc. (NON)                                                         864,675
.........................................................................................................................
            20,800   WellChoice, Inc. (NON)                                                                    1,110,720
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,222,978
------------------------------------------------------------------------------------------------------------------------
Homebuilding (2.7%)
.........................................................................................................................
            14,300   Hovnanian Enterprises, Inc.
                     Class A (NON)                                                                               708,136
.........................................................................................................................
            14,300   Lennar Corp.                                                                                810,524
.........................................................................................................................
             1,700   NVR, Inc. (NON)                                                                           1,307,980
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,826,640
------------------------------------------------------------------------------------------------------------------------
Insurance (1.3%)
.........................................................................................................................
            17,300   W.R. Berkley Corp.                                                                          816,041
.........................................................................................................................
            13,100   Willis Group Holdings, Ltd.
                     (Bermuda)                                                                                   539,327
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,355,368
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.7%)
.........................................................................................................................
            42,400   Ameritrade Holding Corp. Class A (NON)                                                      602,928
.........................................................................................................................
            46,400   E*Trade Group, Inc. (NON)                                                                   693,680
.........................................................................................................................
            20,600   Eaton Vance Corp.                                                                         1,074,290
.........................................................................................................................
             7,600   T. Rowe Price Group, Inc.                                                                   472,720
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,843,618
------------------------------------------------------------------------------------------------------------------------
Leisure (0.6%)
.........................................................................................................................
            16,100   Winnebago Industries, Inc.                                                                  628,866
------------------------------------------------------------------------------------------------------------------------
Machinery (2.1%)
.........................................................................................................................
            20,700   Briggs & Stratton Corp.                                                                     860,706
.........................................................................................................................
            11,650   Bucyrus International, Inc. Class A                                                         473,456
.........................................................................................................................
            16,900   Terex Corp. (NON)                                                                           805,285
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,139,447
------------------------------------------------------------------------------------------------------------------------
Medical Technology (5.5%)
.........................................................................................................................
            11,600   Beckman Coulter, Inc.                                                                       777,084
.........................................................................................................................
            16,100   C.R. Bard, Inc.                                                                           1,030,078
.........................................................................................................................
             8,800   Dade Behring Holdings, Inc. (NON)                                                           492,800
.........................................................................................................................
             8,015   Kinetic Concepts, Inc. (NON)                                                                611,545
.........................................................................................................................
            24,200   Mentor Corp.                                                                                816,508
.........................................................................................................................
            13,300   Respironics, Inc. (NON)                                                                     722,988
.........................................................................................................................
             1,500   Sybron Dental Specialties, Inc. (NON)                                                        53,070
.........................................................................................................................
            18,100   Varian Medical Systems, Inc. (NON)                                                          782,644
.........................................................................................................................
             8,800   Waters Corp. (NON)                                                                          411,752
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,698,469
------------------------------------------------------------------------------------------------------------------------
Metal Fabricators (0.8%)
.........................................................................................................................
            25,000   Mueller Industries, Inc.                                                                    805,000
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (1.6%)
.........................................................................................................................
            11,200   Newfield Exploration Co. (NON)                                                              661,360
.........................................................................................................................
            15,900   Noble Energy, Inc.                                                                          980,394
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,641,754
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (2.2%)
.........................................................................................................................
            26,300   Barr Pharmaceuticals, Inc. (NON)                                                          1,197,702
.........................................................................................................................
            16,000   Cephalon, Inc. (NON)                                                                        814,080
.........................................................................................................................
            16,600   Salix Pharmaceuticals, Ltd. (NON)                                                           291,994
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,303,776
------------------------------------------------------------------------------------------------------------------------
Real Estate (1.6%)
.........................................................................................................................
            15,100   CB Richard Ellis Group, Inc.
                     Class A (NON)                                                                               506,605
.........................................................................................................................
            20,600   Ryland Group, Inc. (The)                                                                  1,185,324
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,691,929
------------------------------------------------------------------------------------------------------------------------
Restaurants (2.7%)
.........................................................................................................................
            19,200   CBRL Group, Inc.                                                                            803,520
.........................................................................................................................
            19,900   CEC Entertainment, Inc. (NON)                                                               795,403
.........................................................................................................................
            34,600   Darden Restaurants, Inc.                                                                    959,804
.........................................................................................................................
             6,900   Jack in the Box, Inc. (NON)                                                                 254,403
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,813,130
------------------------------------------------------------------------------------------------------------------------
Retail (8.6%)
.........................................................................................................................
            14,800   Abercrombie & Fitch Co. Class A                                                             694,860
.........................................................................................................................
            25,100   Advance Auto Parts, Inc. (NON)                                                            1,096,368
.........................................................................................................................
            34,200   Claire's Stores, Inc.                                                                       726,750
.........................................................................................................................
            11,386   GameStop Corp. Class B (NON)                                                                255,160
.........................................................................................................................
            35,600   Michaels Stores, Inc.                                                                     1,066,932
.........................................................................................................................
            22,700   PETCO Animal Supplies, Inc. (NON)                                                           896,196
.........................................................................................................................
            22,800   RadioShack Corp.                                                                            749,664
.........................................................................................................................
            17,000   Regis Corp.                                                                                 784,550
.........................................................................................................................
            41,100   Ross Stores, Inc.                                                                         1,186,557
.........................................................................................................................
            11,800   Timberland Co. (The) Class A (NON)                                                          739,506
.........................................................................................................................
            25,500   Zale Corp. (NON)                                                                            761,685
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,958,228
------------------------------------------------------------------------------------------------------------------------
Schools (1.6%)
.........................................................................................................................
            40,500   Career Education Corp. (NON)                                                              1,620,000
------------------------------------------------------------------------------------------------------------------------
Semiconductor (1.1%)
.........................................................................................................................
            39,900   Lam Research Corp. (NON)                                                                  1,153,509
------------------------------------------------------------------------------------------------------------------------
Shipping (2.1%)
.........................................................................................................................
            46,300   Heartland Express, Inc.                                                                   1,040,361
.........................................................................................................................
            24,400   J. B. Hunt Transport Services, Inc.                                                       1,094,340
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,134,701
------------------------------------------------------------------------------------------------------------------------
Software (8.9%)
.........................................................................................................................
            42,900   Amdocs, Ltd. (Guernsey) (NON)                                                             1,126,125
.........................................................................................................................
            45,400   Autodesk, Inc.                                                                            1,722,930
.........................................................................................................................
            22,200   Avid Technology, Inc. (NON)                                                               1,370,850
.........................................................................................................................
            45,700   Citrix Systems, Inc. (NON)                                                                1,121,021
.........................................................................................................................
            20,000   Cognos, Inc. (Canada) (NON)                                                                 881,200
.........................................................................................................................
             4,900   FileNET Corp. (NON)                                                                         126,224
.........................................................................................................................
            22,900   Kronos, Inc. (NON)                                                                        1,170,876
.........................................................................................................................
            40,900   RSA Security, Inc. (NON)                                                                    820,454
.........................................................................................................................
            42,500   Synopsys, Inc. (NON)                                                                        833,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,173,530
------------------------------------------------------------------------------------------------------------------------
Technology (1.0%)
.........................................................................................................................
            16,800   Dun & Bradstreet Corp. (The) (NON)                                                        1,002,120
------------------------------------------------------------------------------------------------------------------------
Technology Services (2.7%)
.........................................................................................................................
            41,300   Acxiom Corp.                                                                              1,086,190
.........................................................................................................................
            43,000   Ingram Micro, Inc. Class A (NON)                                                            894,400
.........................................................................................................................
            23,300   VeriSign, Inc. (NON)                                                                        781,016
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,761,606
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.8%)
.........................................................................................................................
            27,600   Western Wireless Corp. Class A (NON)                                                        808,680
------------------------------------------------------------------------------------------------------------------------
Telephone (0.3%)
.........................................................................................................................
             4,600   Telephone and Data Systems, Inc.                                                            353,970
------------------------------------------------------------------------------------------------------------------------
Textiles (0.8%)
.........................................................................................................................
            27,900   WESCO International, Inc. (NON)                                                             826,956
------------------------------------------------------------------------------------------------------------------------
Transportation (0.6%)
.........................................................................................................................
             9,800   UTI Worldwide, Inc.                                                                         666,596
------------------------------------------------------------------------------------------------------------------------
Transportation Services (0.5%)
.........................................................................................................................
             6,700   Landstar Systems, Inc. (NON)                                                                493,388
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.5%)
.........................................................................................................................
            15,050   Waste Connections, Inc. (NON)                                                               515,463
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $82,704,738)                                                                     $100,093,686
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.6%) (a) (cost $3,730,601)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $3,730,601   Putnam Prime Money Market Fund (e)                                                       $3,730,601
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $86,435,339)                                                                     $103,824,287
------------------------------------------------------------------------------------------------------------------------


Written Options Outstanding at December 31,2004
(premiums received $19,179)
------------------------------------------------------------------------------
Contract                                          Expiration Date/
Amount                                            Strike Price           Value
...............................................................................
       21,061 Ameritrade Holding Corp. (Call)     Jan 05/$15.00         $7,961
...............................................................................
        3,081 Career Education Corp. (Call)       Jan 05/$44.31          2,657
...............................................................................
        4,597 Claire's Stores, Inc. (Put)         Jan 05/$20.00          1,086
...............................................................................
        5,049 Hovnanian Enterprises, Inc. (Call)  Jan 05/$52.70          3,029
...............................................................................
        1,316 Hovnanian Enterprises, Inc. (Call)  Jan 05/$53.71            526
...............................................................................
          881 Neurocrine Biosciences, Inc. (Call) Jan 05/$50.57            322
...............................................................................
        4,088 QLogic Corp. (Put)                  Jan 05/$33.44            245
...............................................................................
        2,383 VeriSign, Inc. (Call)               Jan 05/$37.40            243
------------------------------------------------------------------------------
                                                                       $16,069
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Research Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (99.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.9%)
.........................................................................................................................
            23,900   Omnicom Group, Inc.                                                                      $2,015,248
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (2.6%)
.........................................................................................................................
            39,700   Boeing Co. (The)                                                                          2,055,269
.........................................................................................................................
            30,900   Lockheed Martin Corp.                                                                     1,716,495
.........................................................................................................................
            21,900   United Technologies Corp.                                                                 2,263,365
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,035,129
------------------------------------------------------------------------------------------------------------------------
Airlines (0.6%)
.........................................................................................................................
            81,000   Southwest Airlines Co.                                                                    1,318,680
------------------------------------------------------------------------------------------------------------------------
Banking (3.6%)
.........................................................................................................................
            61,000   Commerce Bancorp, Inc.                                                                    3,928,400
.........................................................................................................................
            70,200   Fifth Third Bancorp                                                                       3,319,056
.........................................................................................................................
            28,800   Washington Mutual, Inc.                                                                   1,217,664
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,465,120
------------------------------------------------------------------------------------------------------------------------
Basic Materials (1.1%)
.........................................................................................................................
            46,500   Vulcan Materials Co.                                                                      2,539,365
------------------------------------------------------------------------------------------------------------------------
Beverage (1.4%)
.........................................................................................................................
            80,000   Coca-Cola Co. (The)                                                                       3,330,400
------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.4%)
.........................................................................................................................
            39,100   Amgen, Inc. (NON)                                                                         2,508,265
.........................................................................................................................
            13,400   Genzyme Corp. (NON)                                                                         778,138
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,286,403
------------------------------------------------------------------------------------------------------------------------
Cable Television (1.2%)
.........................................................................................................................
            87,100   Comcast Corp. Class A (NON)                                                               2,898,688
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.5%)
.........................................................................................................................
            17,300   PPG Industries, Inc.                                                                      1,179,168
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.8%)
.........................................................................................................................
            16,700   eBay, Inc. (NON)                                                                          1,941,876
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.7%)
.........................................................................................................................
           325,700   Cisco Systems, Inc. (NON)                                                                 6,286,010
------------------------------------------------------------------------------------------------------------------------
Computers (3.1%)
.........................................................................................................................
           132,500   EMC Corp. (NON)                                                                           1,970,275
.........................................................................................................................
            41,200   IBM Corp.                                                                                 4,061,496
.........................................................................................................................
            16,200   Lexmark International, Inc. (NON)                                                         1,377,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,408,771
------------------------------------------------------------------------------------------------------------------------
Conglomerates (4.3%)
.........................................................................................................................
            95,100   General Electric Co.                                                                      3,471,150
.........................................................................................................................
            21,600   ITT Industries, Inc.                                                                      1,824,120
.........................................................................................................................
           134,900   Tyco International, Ltd. (Bermuda)                                                        4,821,326
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,116,596
------------------------------------------------------------------------------------------------------------------------
Construction (0.5%)
.........................................................................................................................
           653,804   Aggregate Industries PLC
                     (United Kingdom)                                                                          1,311,587
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (3.0%)
.........................................................................................................................
            33,900   Capital One Financial Corp.                                                               2,854,719
.........................................................................................................................
            72,900   Countrywide Financial Corp.                                                               2,698,029
.........................................................................................................................
            99,300   Providian Financial Corp. (NON)                                                           1,635,471
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,188,219
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.3%)
.........................................................................................................................
            28,500   Alberto-Culver Co.                                                                        1,384,245
.........................................................................................................................
            69,000   Avon Products, Inc.                                                                       2,670,300
.........................................................................................................................
            28,600   Estee Lauder Cos., Inc. (The)
                     Class A                                                                                   1,309,022
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,363,567
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (2.6%)
.........................................................................................................................
            13,700   Dominion Resources, Inc.                                                                    928,038
.........................................................................................................................
            36,000   Edison International                                                                      1,153,080
.........................................................................................................................
            28,400   Entergy Corp.                                                                             1,919,556
.........................................................................................................................
            46,400   PG&E Corp. (NON)                                                                          1,544,192
.........................................................................................................................
            21,200   Wisconsin Energy Corp.                                                                      714,652
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,259,518
------------------------------------------------------------------------------------------------------------------------
Electronics (3.0%)
.........................................................................................................................
           105,600   Freescale Semiconductor, Inc.
                     Class A (NON)                                                                             1,881,792
.........................................................................................................................
           178,100   Intel Corp.                                                                               4,165,759
.........................................................................................................................
            25,500   Maxim Integrated Products, Inc.                                                           1,080,945
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,128,496
------------------------------------------------------------------------------------------------------------------------
Energy (3.0%)
.........................................................................................................................
            32,800   Cooper Cameron Corp. (NON)                                                                1,764,968
.........................................................................................................................
            33,700   GlobalSantaFe Corp.
                     (Cayman Islands)                                                                          1,115,807
.........................................................................................................................
            31,800   Noble Corp. (Cayman Islands) (NON)                                                        1,581,732
.........................................................................................................................
            58,500   Pride International, Inc. (NON)                                                           1,201,590
.........................................................................................................................
            45,700   Varco International, Inc. (NON)                                                           1,332,155
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,996,252
------------------------------------------------------------------------------------------------------------------------
Entertainment (1.0%)
.........................................................................................................................
            42,200   Royal Caribbean Cruises, Ltd.
                     (Liberia)                                                                                 2,297,368
------------------------------------------------------------------------------------------------------------------------
Financial (6.7%)
.........................................................................................................................
           168,500   Citigroup, Inc.                                                                           8,118,330
.........................................................................................................................
            72,200   Fannie Mae                                                                                5,141,362
.........................................................................................................................
            33,500   Freddie Mac                                                                               2,468,950
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,728,642
------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.7%)
.........................................................................................................................
            12,700   AmerisourceBergen Corp.                                                                     745,236
.........................................................................................................................
            69,700   Cardinal Health, Inc.                                                                     4,053,055
.........................................................................................................................
            15,800   Coventry Health Care, Inc. (NON)                                                            838,664
.........................................................................................................................
            10,400   Express Scripts, Inc. (NON)                                                                 794,976
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,431,931
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.9%)
.........................................................................................................................
            38,400   Lennar Corp.                                                                              2,176,512
------------------------------------------------------------------------------------------------------------------------
Insurance (5.6%)
.........................................................................................................................
            82,900   ACE, Ltd. (Cayman Islands)                                                                3,543,975
.........................................................................................................................
            80,800   American International Group, Inc.                                                        5,306,136
.........................................................................................................................
            28,900   Hartford Financial Services
                     Group, Inc. (The)                                                                         2,003,059
.........................................................................................................................
            31,500   St. Paul Travelers Cos., Inc. (The)                                                       1,167,705
.........................................................................................................................
            31,100   Willis Group Holdings, Ltd.
                     (United Kingdom)                                                                          1,280,387
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,301,262
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.0%)
.........................................................................................................................
            24,500   Lehman Brothers Holdings, Inc.                                                            2,143,260
.........................................................................................................................
            46,600   Morgan Stanley                                                                            2,587,232
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,730,492
------------------------------------------------------------------------------------------------------------------------
Leisure (0.8%)
.........................................................................................................................
            32,400   Harley-Davidson, Inc.                                                                     1,968,300
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.4%)
.........................................................................................................................
           140,100   Cendant Corp.                                                                             3,275,538
------------------------------------------------------------------------------------------------------------------------
Manufacturing (1.1%)
.........................................................................................................................
            31,800   Ingersoll-Rand Co. Class A
                     (Bermuda)                                                                                 2,553,540
------------------------------------------------------------------------------------------------------------------------
Media (3.2%)
.........................................................................................................................
            25,400   Fox Entertainment Group, Inc.
                     Class A (NON)                                                                               794,004
.........................................................................................................................
            51,500   IAC/InterActiveCorp. Class B (NON)                                                        1,422,430
.........................................................................................................................
           126,200   Time Warner, Inc. (NON)                                                                   2,453,328
.........................................................................................................................
           100,700   Walt Disney Co. (The)                                                                     2,799,460
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,469,222
------------------------------------------------------------------------------------------------------------------------
Medical Technology (1.8%)
.........................................................................................................................
            24,900   Guidant Corp.                                                                             1,795,290
.........................................................................................................................
            50,400   Medtronic, Inc.                                                                           2,503,368
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,298,658
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (5.5%)
.........................................................................................................................
            36,400   Amerada Hess Corp.                                                                        2,998,632
.........................................................................................................................
           163,800   ExxonMobil Corp.                                                                          8,396,388
.........................................................................................................................
            39,600   Marathon Oil Corp.                                                                        1,489,356
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,884,376
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (6.3%)
.........................................................................................................................
            52,400   Abbott Laboratories                                                                       2,444,460
.........................................................................................................................
            64,100   Johnson & Johnson                                                                         4,065,222
.........................................................................................................................
           218,600   Pfizer, Inc.                                                                              5,878,154
.........................................................................................................................
            57,600   Wyeth                                                                                     2,453,184
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,841,020
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.6%)
.........................................................................................................................
            82,400   Xerox Corp. (NON)                                                                         1,401,624
------------------------------------------------------------------------------------------------------------------------
Regional Bells (1.5%)
.........................................................................................................................
            89,200   Verizon Communications, Inc.                                                              3,613,492
------------------------------------------------------------------------------------------------------------------------
Restaurants (1.8%)
.........................................................................................................................
           102,300   McDonald's Corp.                                                                          3,279,738
.........................................................................................................................
            17,200   Starbucks Corp. (NON)                                                                     1,072,592
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,352,330
------------------------------------------------------------------------------------------------------------------------
Retail (6.2%)
.........................................................................................................................
            28,400   AutoZone, Inc. (NON)                                                                      2,593,204
.........................................................................................................................
            40,300   Family Dollar Stores, Inc.                                                                1,258,569
.........................................................................................................................
            67,700   Kohl's Corp. (NON)                                                                        3,328,809
.........................................................................................................................
            83,200   Lowe's Cos., Inc.                                                                         4,791,488
.........................................................................................................................
            46,100   Staples, Inc.                                                                             1,554,031
.........................................................................................................................
            48,100   TJX Cos., Inc. (The)                                                                      1,208,753
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,734,854
------------------------------------------------------------------------------------------------------------------------
Schools (0.6%)
.........................................................................................................................
            18,300   Apollo Group, Inc. Class A (NON)                                                          1,476,993
------------------------------------------------------------------------------------------------------------------------
Software (5.3%)
.........................................................................................................................
            23,600   Adobe Systems, Inc.                                                                       1,480,664
.........................................................................................................................
           272,000   Microsoft Corp.                                                                           7,265,120
.........................................................................................................................
           281,700   Oracle Corp. (NON)                                                                        3,864,924
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,610,708
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.9%)
.........................................................................................................................
            59,300   Automatic Data Processing, Inc.                                                           2,629,955
.........................................................................................................................
            43,400   Fiserv, Inc. (NON)                                                                        1,744,246
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,374,201
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.8%)
.........................................................................................................................
            64,000   Nextel Communications, Inc.
                     Class A (NON)                                                                             1,920,000
.........................................................................................................................
            41,900   Sprint Corp. (FON Group)                                                                  1,041,215
.........................................................................................................................
            48,400   Vodafone Group PLC ADR
                     (United Kingdom)                                                                          1,325,192
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,286,407
------------------------------------------------------------------------------------------------------------------------
Tobacco (2.4%)
.........................................................................................................................
            94,700   Altria Group, Inc.                                                                        5,786,170
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $212,390,594)                                                                    $235,662,733
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.5%) (a) (cost $1,236,607)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,236,607   Putnam Prime Money Market Fund (e)                                                       $1,236,607
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $213,627,201)                                                                    $236,899,340
------------------------------------------------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2004
(aggregate face value $2,533,084)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Depreciation
...............................................................................
British Pound              $2,568,434   $2,533,084     3/16/05       $(35,350)
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Small Cap Value Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (97.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.2%)
.........................................................................................................................
            60,400   Valassis Communications, Inc. (NON)                                                      $2,114,604
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (3.2%)
.........................................................................................................................
           576,850   AAR Corp. (NON)                                                                           7,856,697
.........................................................................................................................
            31,200   Curtiss-Wright Corp.                                                                      1,791,192
.........................................................................................................................
           105,600   Heico Corp. (S)                                                                           2,385,504
.........................................................................................................................
            23,500   Heico Corp. Class A                                                                         406,315
.........................................................................................................................
            93,100   Herley Industries, Inc. (NON)                                                             1,893,654
.........................................................................................................................
           115,600   Innovative Solutions & Support, Inc. (NON)                                                3,856,416
.........................................................................................................................
           165,800   Teledyne Technologies, Inc. (NON)                                                         4,879,494
.........................................................................................................................
            65,900   United Defense Industries, Inc. (NON)                                                     3,113,775
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,183,047
------------------------------------------------------------------------------------------------------------------------
Airlines (0.9%)
.........................................................................................................................
           138,700   Airtran Holdings, Inc. (NON) (S)                                                          1,484,090
.........................................................................................................................
           296,700   SkyWest, Inc.                                                                             5,951,802
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,435,892
------------------------------------------------------------------------------------------------------------------------
Automotive (0.6%)
.........................................................................................................................
            83,000   American Axle & Manufacturing
                     Holdings, Inc.                                                                            2,544,780
.........................................................................................................................
            31,200   CLARCOR, Inc.                                                                             1,708,824
.........................................................................................................................
           322,100   Tower Automotive, Inc. (NON) (S)                                                            769,819
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,023,423
------------------------------------------------------------------------------------------------------------------------
Banking (10.6%)
.........................................................................................................................
           528,600   BankAtlantic Bancorp, Inc. Class A                                                       10,519,140
.........................................................................................................................
           397,100   Brookline Bancorp, Inc. (S)                                                               6,480,672
.........................................................................................................................
           265,300   Colonial Bancgroup, Inc.                                                                  5,632,319
.........................................................................................................................
           190,800   Commercial Federal Corp.                                                                  5,668,668
.........................................................................................................................
            61,500   East West Bancorp, Inc.                                                                   2,580,540
.........................................................................................................................
            45,700   First Community Bancorp                                                                   1,951,390
.........................................................................................................................
           110,900   First Niagara Financial Group, Inc.                                                       1,547,055
.........................................................................................................................
           196,720   Flagstar Bancorp, Inc.                                                                    4,445,872
.........................................................................................................................
            97,550   Greater Bay Bancorp                                                                       2,719,694
.........................................................................................................................
           134,500   Hudson United Bancorp                                                                     5,296,610
.........................................................................................................................
           220,300   Irwin Financial Corp.                                                                     6,254,317
.........................................................................................................................
           510,700   Netbank, Inc.                                                                             5,316,387
.........................................................................................................................
           109,200   NewAlliance Bancshares, Inc.                                                              1,670,760
.........................................................................................................................
            70,510   Oriental Financial Group                                                                  1,996,138
.........................................................................................................................
           158,100   Provident Bankshares Corp.                                                                5,750,097
.........................................................................................................................
           314,017   Republic Bancorp, Inc.                                                                    4,798,180
.........................................................................................................................
            48,400   Sovereign Bancorp, Inc. (S)                                                               1,091,420
.........................................................................................................................
           239,300   Sterling Bancshares, Inc.                                                                 3,414,811
.........................................................................................................................
            94,656   W Holding Co., Inc.                                                                       2,171,409
.........................................................................................................................
            85,400   Webster Financial Corp.                                                                   4,324,656
.........................................................................................................................
            50,700   Westcorp                                                                                  2,328,651
.........................................................................................................................
            34,200   Wintrust Financial Corp.                                                                  1,948,032
------------------------------------------------------------------------------------------------------------------------
                                                                                                              87,906,818
------------------------------------------------------------------------------------------------------------------------
Basic Materials (0.7%)
.........................................................................................................................
           160,800   Ameron International Corp.                                                                6,094,320
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.4%)
.........................................................................................................................
           399,000   Sinclair Broadcast Group, Inc. Class A                                                    3,674,790
------------------------------------------------------------------------------------------------------------------------
Building Materials (2.0%)
.........................................................................................................................
           451,600   Apogee Enterprises, Inc.                                                                  6,055,956
.........................................................................................................................
           288,300   Interface, Inc. Class A (NON)                                                             2,874,351
.........................................................................................................................
           369,400   Lennox International, Inc.                                                                7,517,290
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,447,597
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.3%)
.........................................................................................................................
            48,200   Bandag, Inc.                                                                              2,400,842
------------------------------------------------------------------------------------------------------------------------
Chemicals (4.6%)
.........................................................................................................................
            81,790   A. Schulman, Inc.                                                                         1,751,124
.........................................................................................................................
           135,400   Airgas, Inc.                                                                              3,589,454
.........................................................................................................................
           646,200   Crompton Corp.                                                                            7,625,160
.........................................................................................................................
            39,700   Great Lakes Chemical Corp.                                                                1,131,053
.........................................................................................................................
            59,400   H.B. Fuller Co.                                                                           1,693,494
.........................................................................................................................
         1,021,100   Omnova Solutions, Inc. (NON)                                                              5,738,582
.........................................................................................................................
           884,100   PolyOne Corp. (NON)                                                                       8,009,946
.........................................................................................................................
           115,300   RPM, Inc.                                                                                 2,266,798
.........................................................................................................................
           296,700   Tredegar Corp.                                                                            5,996,307
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,801,918
------------------------------------------------------------------------------------------------------------------------
Coal (0.5%)
.........................................................................................................................
           190,170   Foundation Coal Holdings, Inc. (NON) (S)                                                  4,385,320
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (2.3%)
.........................................................................................................................
            82,600   4Kids Entertainment, Inc. (NON) (S)                                                       1,736,252
.........................................................................................................................
            87,200   Banta Corp.                                                                               3,903,072
.........................................................................................................................
           109,200   Brink's Co. (The)                                                                         4,315,584
.........................................................................................................................
           109,200   Catalina Marketing Corp. (S)                                                              3,235,596
.........................................................................................................................
           222,100   ePlus, Inc. (NON)                                                                         2,623,001
.........................................................................................................................
           187,200   MPS Group, Inc. (NON)                                                                     2,295,072
.........................................................................................................................
           117,900   RemedyTemp, Inc. Class A (NON)                                                            1,208,475
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,317,052
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.9%)
.........................................................................................................................
           256,000   Arris Group, Inc. (NON) (S)                                                               1,802,240
.........................................................................................................................
           215,200   Inter-Tel, Inc.                                                                           5,892,176
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,694,416
------------------------------------------------------------------------------------------------------------------------
Computers (0.7%)
.........................................................................................................................
            47,200   Anixter International, Inc.                                                               1,698,728
.........................................................................................................................
           250,000   Iomega Corp. (NON)                                                                        1,385,000
.........................................................................................................................
           158,000   Xyratex Ltd. (Bermuda) (NON)                                                              2,603,840
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,687,568
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.9%)
.........................................................................................................................
           123,500   AMETEK, Inc.                                                                              4,405,245
.........................................................................................................................
           169,900   Crane Co. (Australia)                                                                     4,899,916
.........................................................................................................................
           191,100   Walter Industries, Inc.                                                                   6,445,803
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,750,964
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.3%)
.........................................................................................................................
           105,700   AmeriCredit Corp. (NON)                                                                   2,584,365
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.9%)
.........................................................................................................................
           163,200   American Greetings Corp. Class A                                                          4,137,120
.........................................................................................................................
           165,400   Blyth Industries, Inc.                                                                    4,889,224
.........................................................................................................................
           124,500   Elizabeth Arden, Inc. (NON)                                                               2,955,630
.........................................................................................................................
           133,700   Rayovac Corp. (NON)                                                                       4,085,872
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,067,846
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.6%)
.........................................................................................................................
           109,100   Ikon Office Solutions, Inc.                                                               1,261,196
.........................................................................................................................
           508,400   Stewart Enterprises, Inc. Class A (NON)                                                   3,553,716
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,814,912
------------------------------------------------------------------------------------------------------------------------
Distributors (0.7%)
.........................................................................................................................
           178,900   Hughes Supply, Inc.                                                                       5,787,415
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.6%)
.........................................................................................................................
           515,550   Sierra Pacific Resources (NON)                                                            5,413,275
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (1.3%)
.........................................................................................................................
           100,800   Lincoln Electric Holdings, Inc.                                                           3,481,632
.........................................................................................................................
            63,700   Smith (A.O.) Corp.                                                                        1,907,178
.........................................................................................................................
           155,400   Watsco, Inc.                                                                              5,473,188
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,861,998
------------------------------------------------------------------------------------------------------------------------
Electronics (3.2%)
.........................................................................................................................
           296,400   Agilysys, Inc.                                                                            5,080,296
.........................................................................................................................
           272,900   Avnet, Inc. (NON)                                                                         4,977,696
.........................................................................................................................
           454,400   General Cable Corp. (NON) (S)                                                             6,293,440
.........................................................................................................................
           117,000   Komag, Inc. (NON)                                                                         2,197,260
.........................................................................................................................
           359,000   Monolithic System Technology, Inc. (NON)                                                  2,236,570
.........................................................................................................................
           354,800   X-Rite, Inc.                                                                              5,680,348
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,465,610
------------------------------------------------------------------------------------------------------------------------
Energy (2.1%)
.........................................................................................................................
           227,300   Global Industries, Ltd. (NON)                                                             1,884,317
.........................................................................................................................
           155,900   GulfMark Offshore, Inc. (NON) (S)                                                         3,471,893
.........................................................................................................................
            36,700   Hydril Co. (NON)                                                                          1,670,217
.........................................................................................................................
            52,800   National-Oilwell, Inc. (NON)                                                              1,863,312
.........................................................................................................................
            55,000   Pride International, Inc. (NON) (S)                                                       1,129,700
.........................................................................................................................
           168,400   Tidewater, Inc.                                                                           5,996,724
.........................................................................................................................
            39,400   Varco International, Inc. (NON)                                                           1,148,510
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,164,673
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.3%)
.........................................................................................................................
            54,100   EMCOR Group, Inc. (NON)                                                                   2,444,238
------------------------------------------------------------------------------------------------------------------------
Financial (0.7%)
.........................................................................................................................
           224,100   Advanta Corp. Class B                                                                     5,438,907
------------------------------------------------------------------------------------------------------------------------
Food (2.0%)
.........................................................................................................................
           120,000   Cal-Maine Foods, Inc. (S)                                                                 1,450,800
.........................................................................................................................
            91,300   Chiquita Brands International, Inc.                                                       2,014,078
.........................................................................................................................
            97,000   Flowers Foods, Inc.                                                                       3,063,260
.........................................................................................................................
            87,400   Ralcorp Holdings, Inc.                                                                    3,664,682
.........................................................................................................................
           137,800   Sanderson Farms, Inc. (S)                                                                 5,963,984
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,156,804
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.1%)
.........................................................................................................................
            24,800   Albany International Corp.                                                                  871,968
------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.1%)
.........................................................................................................................
            55,000   AMERIGROUP Corp. (NON)                                                                    4,161,300
.........................................................................................................................
           418,160   D&K Healthcare Resources, Inc.                                                            3,378,733
.........................................................................................................................
         1,153,700   Hooper Holmes, Inc.                                                                       6,829,904
.........................................................................................................................
            46,700   Pediatrix Medical Group, Inc. (NON)                                                       2,991,135
.........................................................................................................................
           175,600   PSS World Medical, Inc. (NON)                                                             2,197,634
.........................................................................................................................
            35,400   Sierra Health Services, Inc. (NON)                                                        1,950,894
.........................................................................................................................
            80,700   Sunrise Assisted Living, Inc. (NON) (S)                                                   3,741,252
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,250,852
------------------------------------------------------------------------------------------------------------------------
Homebuilding (2.7%)
.........................................................................................................................
           325,100   Champion Enterprises, Inc. (NON) (S)                                                      3,842,682
.........................................................................................................................
           567,500   Fleetwood Enterprises, Inc. (NON) (S)                                                     7,638,550
.........................................................................................................................
           223,075   Levitt Corp. Class A                                                                      6,819,403
.........................................................................................................................
            32,800   Meritage Corp. (NON)                                                                      3,696,560
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,997,195
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (1.1%)
.........................................................................................................................
            86,900   Furniture Brands International, Inc.                                                      2,176,845
.........................................................................................................................
           353,900   Haverty Furniture Cos., Inc.                                                              6,547,150
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,723,995
------------------------------------------------------------------------------------------------------------------------
Insurance (9.0%)
.........................................................................................................................
           435,400   American Equity Investment Life
                     Holding Co. (S)                                                                           4,689,258
.........................................................................................................................
           182,700   AmerUs Group Co. (S)                                                                      8,276,310
.........................................................................................................................
           152,800   Bristol West Holdings, Inc.                                                               3,056,000
.........................................................................................................................
           415,800   Ceres Group, Inc. (NON)                                                                   2,145,528
.........................................................................................................................
            86,900   FBL Financial Group, Inc. Class A                                                         2,480,995
.........................................................................................................................
           269,000   Fremont General Corp.                                                                     6,773,420
.........................................................................................................................
            91,700   Hub International, Ltd. (Canada)                                                          1,688,197
.........................................................................................................................
           154,400   Infinity Property & Casualty Corp. (S)                                                    5,434,880
.........................................................................................................................
            96,700   Landamerica Financial Group, Inc.                                                         5,215,031
.........................................................................................................................
            38,100   Navigators Group, Inc. (NON)                                                              1,147,191
.........................................................................................................................
            80,400   Philadelphia Consolidated Holding Corp. (NON)                                             5,317,656
.........................................................................................................................
           335,400   Presidential Life Corp.                                                                   5,688,384
.........................................................................................................................
           186,500   PXRE Group, Ltd. (Bermuda)                                                                4,701,665
.........................................................................................................................
            93,400   Stancorp Financial Group                                                                  7,705,500
.........................................................................................................................
           110,100   State Auto Financial Corp.                                                                2,846,085
.........................................................................................................................
           103,500   Stewart Information Services                                                              4,310,775
.........................................................................................................................
            61,100   Zenith National Insurance Corp. (S)                                                       3,045,224
------------------------------------------------------------------------------------------------------------------------
                                                                                                              74,522,099
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.6%)
.........................................................................................................................
           307,300   MCG Capital Corp. (S)                                                                     5,264,049
------------------------------------------------------------------------------------------------------------------------
Machinery (1.9%)
.........................................................................................................................
           102,500   Gardner Denver, Inc. (NON)                                                                3,719,725
.........................................................................................................................
         1,062,000   Milacron, Inc. (NON)                                                                      3,600,180
.........................................................................................................................
            62,900   MSC Industrial Direct Co., Inc. Class A                                                   2,263,142
.........................................................................................................................
           212,500   Regal-Beloit Corp. (S)                                                                    6,077,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,660,547
------------------------------------------------------------------------------------------------------------------------
Manufacturing (2.8%)
.........................................................................................................................
           120,600   Blount International, Inc. (NON)                                                          2,100,852
.........................................................................................................................
            80,600   Griffon Corp. (NON)                                                                       2,176,200
.........................................................................................................................
           259,800   Kaman Corp.                                                                               3,286,470
.........................................................................................................................
           321,400   Stewart & Stevenson Services, Inc.                                                        6,501,922
.........................................................................................................................
            67,100   Watts Industries, Inc. Class A                                                            2,163,304
.........................................................................................................................
           192,500   York International Corp.                                                                  6,648,950
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,877,698
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.6%)
.........................................................................................................................
            86,100   Conmed Corp. (NON)                                                                        2,446,962
.........................................................................................................................
           138,600   Datascope Corp.                                                                           5,501,034
.........................................................................................................................
            24,300   Dionex Corp. (NON) (S)                                                                    1,377,081
.........................................................................................................................
            57,400   Edwards Lifesciences Corp. (NON) (S)                                                      2,368,324
.........................................................................................................................
           139,200   Hanger Orthopedic Group, Inc. (NON)                                                       1,127,520
.........................................................................................................................
           107,400   Serologicals Corp. (NON)                                                                  2,375,688
.........................................................................................................................
           150,000   Vital Signs, Inc.                                                                         5,838,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,034,609
------------------------------------------------------------------------------------------------------------------------
Metals (1.7%)
.........................................................................................................................
            83,600   Quanex Corp. (S)                                                                          5,732,452
.........................................................................................................................
            30,600   Reliance Steel & Aluminum Co.                                                             1,192,176
.........................................................................................................................
            46,100   Steel Dynamics, Inc.                                                                      1,746,268
.........................................................................................................................
            54,600   Texas Industries, Inc.                                                                    3,405,948
.........................................................................................................................
            44,300   United States Steel Corp.                                                                 2,270,375
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,347,219
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (4.9%)
.........................................................................................................................
           161,500   Energy Partners, Ltd. (NON) (S)                                                           3,273,605
.........................................................................................................................
           295,800   Magnum Hunter Resources, Inc. (NON)                                                       3,815,820
.........................................................................................................................
            49,300   Premcor, Inc.                                                                             2,078,981
.........................................................................................................................
            58,600   Quicksilver Resources, Inc. (NON) (S)                                                     2,155,308
.........................................................................................................................
           302,300   Range Resources Corp.                                                                     6,185,058
.........................................................................................................................
           152,000   Remington Oil & Gas Corp. (NON)                                                           4,142,000
.........................................................................................................................
           151,800   St. Mary Land & Exploration Co. (S)                                                       6,336,132
.........................................................................................................................
           113,100   Universal Compression Holdings, Inc. (NON)                                                3,948,321
.........................................................................................................................
           310,600   Vintage Petroleum, Inc.                                                                   7,047,514
.........................................................................................................................
           131,200   Warren Resources, Inc. (NON)                                                              1,193,920
------------------------------------------------------------------------------------------------------------------------
                                                                                                              40,176,659
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (1.5%)
.........................................................................................................................
           303,100   Alpharma, Inc. Class A                                                                    5,137,545
.........................................................................................................................
            80,500   Andrx Group (NON)                                                                         1,757,315
.........................................................................................................................
           143,200   Owens & Minor, Inc. (S)                                                                   4,033,944
.........................................................................................................................
            30,100   Par Pharmaceutical Cos., Inc. (NON)                                                       1,245,538
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,174,342
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.2%)
.........................................................................................................................
            42,400   Imation Corp.                                                                             1,349,592
------------------------------------------------------------------------------------------------------------------------
Publishing (0.4%)
.........................................................................................................................
           236,900   Playboy Enterprises, Inc. Class B (NON)                                                   2,911,501
------------------------------------------------------------------------------------------------------------------------
Railroads (0.1%)
.........................................................................................................................
            46,900   Rail America, Inc. (Private) (NON) (F)                                                      612,045
------------------------------------------------------------------------------------------------------------------------
Real Estate (2.4%)
.........................................................................................................................
           102,000   Anworth Mortgage Asset Corp. (R) (S)                                                      1,092,420
.........................................................................................................................
            60,660   Comstock Homebuilding Cos., Inc.
                     Class A (NON)                                                                             1,320,568
.........................................................................................................................
           148,800   Entertainment Properties Trust (R)                                                        6,629,040
.........................................................................................................................
           103,500   Friedman, Billings, Ramsey Group, Inc.
                     Class A (S)                                                                               2,006,865
.........................................................................................................................
           194,600   Getty Realty Corp. (R)                                                                    5,590,858
.........................................................................................................................
            47,900   Mills Corp. (R)                                                                           3,054,104
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,693,855
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.8%)
.........................................................................................................................
            30,700   CBRL Group, Inc.                                                                          1,284,795
.........................................................................................................................
           177,900   Landry's Restaurants, Inc. (S)                                                            5,169,774
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,454,569
------------------------------------------------------------------------------------------------------------------------
Retail (6.2%)
.........................................................................................................................
            59,200   Aaron Rents, Inc.                                                                         1,480,000
.........................................................................................................................
           101,800   Coldwater Creek, Inc. (NON)                                                               3,142,566
.........................................................................................................................
           172,600   CSK Auto Corp. (NON)                                                                      2,889,324
.........................................................................................................................
            70,500   Finlay Enterprises, Inc. (NON)                                                            1,395,195
.........................................................................................................................
           215,600   Handleman Co.                                                                             4,631,088
.........................................................................................................................
            89,400   Movie Gallery, Inc.                                                                       1,704,858
.........................................................................................................................
           143,600   Nash Finch Co. (S)                                                                        5,422,336
.........................................................................................................................
           217,700   Nautilus Group, Inc. (S)                                                                  5,261,809
.........................................................................................................................
            49,600   New York & Company, Inc. (NON)                                                              819,392
.........................................................................................................................
           126,500   Nu Skin Enterprises, Inc. Class A                                                         3,210,570
.........................................................................................................................
           185,800   Pep Boys (The) -- Manny, Moe, & Jack                                                      3,171,606
.........................................................................................................................
           295,500   Ruddick Corp.                                                                             6,409,395
.........................................................................................................................
            69,700   School Specialty, Inc. (NON)                                                              2,687,632
.........................................................................................................................
            90,800   ShopKo Stores, Inc. (NON)                                                                 1,696,144
.........................................................................................................................
           110,800   Sonic Automotive, Inc.                                                                    2,747,840
.........................................................................................................................
            78,200   Sports Authority, Inc. (The) (NON) (S)                                                    2,013,650
.........................................................................................................................
            48,900   Stage Stores, Inc. (NON)                                                                  2,030,328
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,713,733
------------------------------------------------------------------------------------------------------------------------
Semiconductor (1.7%)
.........................................................................................................................
            62,800   Applied Films Corp. (NON)                                                                 1,353,968
.........................................................................................................................
           279,200   Cohu, Inc.                                                                                5,181,952
.........................................................................................................................
           318,400   Helix Technology Corp. (S)                                                                5,536,976
.........................................................................................................................
            43,780   Rofin-Sinar Technologies, Inc. (NON)                                                      1,858,461
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,931,357
------------------------------------------------------------------------------------------------------------------------
Shipping (1.0%)
.........................................................................................................................
           143,600   EGL, Inc. (NON)                                                                           4,292,204
.........................................................................................................................
            45,400   General Maritime Corp. (NON)                                                              1,813,730
.........................................................................................................................
            64,000   Tsakos Energy Navigation, Ltd. (Norway)                                                   2,290,560
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,396,494
------------------------------------------------------------------------------------------------------------------------
Software (0.9%)
.........................................................................................................................
            93,775   Ascential Software Corp. (NON)                                                            1,529,470
.........................................................................................................................
            40,000   Hyperion Solutions Corp. (NON)                                                            1,864,800
.........................................................................................................................
            62,700   JDA Software Group, Inc. (NON)                                                              853,974
.........................................................................................................................
           213,700   S1 Corp. (NON)                                                                            1,936,122
.........................................................................................................................
           182,600   Verisity, Ltd. (NON)                                                                      1,497,320
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,681,686
------------------------------------------------------------------------------------------------------------------------
Staffing (0.1%)
.........................................................................................................................
            86,620   Kforce, Inc. (NON)                                                                          961,482
------------------------------------------------------------------------------------------------------------------------
Technology Services (2.1%)
.........................................................................................................................
           138,500   Acxiom Corp.                                                                              3,642,550
.........................................................................................................................
           335,300   Digitas, Inc. (NON)                                                                       3,202,115
.........................................................................................................................
            13,600   Imagistics International, Inc. (NON)                                                        457,776
.........................................................................................................................
           161,100   MTS Systems Corp.                                                                         5,446,791
.........................................................................................................................
           229,600   Neoware Systems, Inc. (NON) (S)                                                           2,137,346
.........................................................................................................................
           139,800   Overland Storage, Inc. (NON)                                                              2,333,262
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,219,840
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.1%)
.........................................................................................................................
           242,900   Boston Communications Group (NON) (S)                                                     2,244,396
.........................................................................................................................
           280,148   Earthlink, Inc. (NON)                                                                     3,227,305
.........................................................................................................................
            23,400   Equinix, Inc. (NON)                                                                       1,000,116
.........................................................................................................................
           298,300   Primus Telecommunications GP (NON) (S)                                                      948,594
.........................................................................................................................
           179,400   Radyne Comstream Corp. (NON) (S)                                                          1,340,118
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,760,529
------------------------------------------------------------------------------------------------------------------------
Textiles (2.3%)
.........................................................................................................................
           172,100   Kellwood Co. (S)                                                                          5,937,450
.........................................................................................................................
           173,300   Phillips-Van Heusen Corp.                                                                 4,679,100
.........................................................................................................................
            87,100   WESCO International, Inc. (NON)                                                           2,581,644
.........................................................................................................................
           176,000   Wolverine World Wide, Inc.                                                                5,529,920
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,728,114
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (0.7%)
.........................................................................................................................
           286,300   Cooper Tire & Rubber                                                                      6,169,765
------------------------------------------------------------------------------------------------------------------------
Toys (0.6%)
.........................................................................................................................
           452,000   Action Performance Cos., Inc. (S)                                                         4,967,480
------------------------------------------------------------------------------------------------------------------------
Transportation Services (0.4%)
.........................................................................................................................
            44,400   Landstar Systems, Inc. (NON) (S)                                                          3,269,616
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.5%)
.........................................................................................................................
           126,600   URS Corp. (NON)                                                                           4,063,860
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $552,133,022)                                                                    $799,905,364
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON) (cost $23,492)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
            27,100   Magnum Hunter
                     Resources, Inc.                                                             3/21/05          $8,943
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (10.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $63,266,045   Short-term investments held as
                     collateral for loaned securities
                     with yields ranging from 2.15%
                     to 2.50% and due dates ranging from
                     January 3, 2005 to February 2, 2005 (d)                                                 $63,209,440
.........................................................................................................................
        23,130,250   Putnam Prime Money Market Fund (e)                                                       23,130,250
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $86,339,690)                                                                      $86,339,690
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $638,496,204)                                                                    $886,253,997
------------------------------------------------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.





Putnam VT Utilities Growth and Income Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (89.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Conglomerates (0.3%)
.........................................................................................................................
            28,840   Vivendi Universal SA (France) (NON)                                                        $920,728
.........................................................................................................................
            12,640   Vivendi Universal SA 144A
                     (France) (NON)                                                                              403,535
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,324,263
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (52.8%)
.........................................................................................................................
           147,686   Alliant Energy Corp.                                                                      4,223,820
.........................................................................................................................
           128,190   Ameren Corp. (S)                                                                          6,427,447
.........................................................................................................................
           104,106   American Electric Power Co., Inc.(S)                                                      3,575,000
.........................................................................................................................
           210,300   Aquila, Inc. (NON) (S)                                                                      776,007
.........................................................................................................................
            27,700   Cleco Corp. (S)                                                                             561,202
.........................................................................................................................
           164,056   CMS Energy Corp. (NON) (S)                                                                1,714,385
.........................................................................................................................
            93,356   Consolidated Edison, Inc. (S)                                                             4,084,325
.........................................................................................................................
           275,166   Dominion Resources, Inc. (S)                                                             18,639,745
.........................................................................................................................
           115,927   DTE Energy Co. (S)                                                                        4,999,932
.........................................................................................................................
           459,596   Edison International                                                                     14,720,860
.........................................................................................................................
             8,750   Electrabel SA (Belgium)                                                                   3,900,617
.........................................................................................................................
           570,010   Electricidade de Portugal SA (Portugal)                                                   1,727,582
.........................................................................................................................
           105,410   Energy East Corp.                                                                         2,812,339
.........................................................................................................................
           314,229   Entergy Corp.                                                                            21,238,738
.........................................................................................................................
           449,660   Exelon Corp.                                                                             19,816,516
.........................................................................................................................
            80,355   FirstEnergy Corp.                                                                         3,174,826
.........................................................................................................................
           183,035   FPL Group, Inc. (S)                                                                      13,681,866
.........................................................................................................................
            85,628   Great Plains Energy, Inc. (S)                                                             2,592,816
.........................................................................................................................
            33,200   Hawaiian Electric Industries, Inc.                                                          967,780
.........................................................................................................................
            59,436   Iberdrola SA (Spain) (S)                                                                  1,510,576
.........................................................................................................................
            73,298   Northeast Utilities (S)                                                                   1,381,667
.........................................................................................................................
            15,500   NSTAR                                                                                       841,340
.........................................................................................................................
           659,374   PG&E Corp. (NON) (SEG)                                                                   21,943,967
.........................................................................................................................
           145,835   Pinnacle West Capital Corp.                                                               6,476,532
.........................................................................................................................
            34,434   PNM Resources, Inc.                                                                         870,836
.........................................................................................................................
           150,598   PPL Corp.                                                                                 8,023,861
.........................................................................................................................
           135,093   Progress Energy, Inc. (S)                                                                 6,111,607
.........................................................................................................................
           100,537   Public Service Enterprise
                     Group, Inc. (S)                                                                           5,204,800
.........................................................................................................................
            87,049   Puget Energy, Inc.                                                                        2,150,110
.........................................................................................................................
            67,401   SCANA Corp.                                                                               2,655,599
.........................................................................................................................
            42,100   Scottish Power PLC ADR
                     (United Kingdom)                                                                          1,311,836
.........................................................................................................................
         1,127,585   Sierra Pacific Resources (NON) (S)                                                       11,839,643
.........................................................................................................................
           176,343   Southern Co. (The) (S)                                                                    5,911,017
.........................................................................................................................
           138,530   Teco Energy, Inc. (S)                                                                     2,125,050
.........................................................................................................................
            36,687   Westar Energy, Inc.                                                                         839,032
.........................................................................................................................
           135,000   Wisconsin Energy Corp.                                                                    4,550,850
.........................................................................................................................
            21,600   WPS Resources Corp.                                                                       1,079,136
.........................................................................................................................
           226,758   XCEL Energy, Inc. (S)                                                                     4,126,996
------------------------------------------------------------------------------------------------------------------------
                                                                                                             218,590,258
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (5.5%)
.........................................................................................................................
            39,000   Atmos Energy Corp. (S)                                                                    1,066,650
.........................................................................................................................
            31,460   Energen Corp.                                                                             1,854,567
.........................................................................................................................
            75,126   Equitable Resources, Inc. (S)                                                             4,557,143
.........................................................................................................................
           119,900   MDU Resources Group, Inc. (S)                                                             3,198,932
.........................................................................................................................
            26,363   National Fuel Gas Co. (S)                                                                   747,127
.........................................................................................................................
           136,205   NiSource, Inc.                                                                            3,102,750
.........................................................................................................................
            45,916   Questar Corp.                                                                             2,339,879
.........................................................................................................................
           150,220   Sempra Energy (S)                                                                         5,510,070
.........................................................................................................................
            22,346   Vectren Corp.                                                                               598,873
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,975,991
------------------------------------------------------------------------------------------------------------------------
Power Producers (0.6%)
.........................................................................................................................
           879,841   International Power PLC
                     (United Kingdom) (NON)                                                                    2,609,553
------------------------------------------------------------------------------------------------------------------------
Regional Bells (6.8%)
.........................................................................................................................
           161,754   BellSouth Corp.                                                                           4,495,144
.........................................................................................................................
           321,759   SBC Communications, Inc.                                                                  8,291,729
.........................................................................................................................
           124,371   Telus Corp. (Canada)                                                                      3,606,852
.........................................................................................................................
           295,722   Verizon Communications, Inc.                                                             11,979,698
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,373,423
------------------------------------------------------------------------------------------------------------------------
Telecommunications (22.0%)
.........................................................................................................................
            20,500   ALLTEL Corp.                                                                              1,204,580
.........................................................................................................................
            61,200   American Tower Corp. Class A (NON)                                                        1,126,080
.........................................................................................................................
            45,517   CenturyTel, Inc.                                                                          1,614,488
.........................................................................................................................
         2,952,000   China Telecom Corp., Ltd. (China)                                                         1,082,418
.........................................................................................................................
           321,067   Deutsche Telekom AG (Germany) (NON)                                                       7,261,066
.........................................................................................................................
            66,921   Eesti Telekom (Estonia)                                                                     654,857
.........................................................................................................................
            10,198   Fastweb (Italy) (NON) (S)                                                                   587,391
.........................................................................................................................
           181,673   France Telecom SA (France)                                                                6,014,771
.........................................................................................................................
            28,449   France Telecom SA 144A (France)                                                             941,880
.........................................................................................................................
           101,770   Hellenic Telecommunication
                     Organization (OTE) SA (Greece)                                                            1,828,532
.........................................................................................................................
           732,000   Hutchinson Telecommunications
                     International, Ltd.
                     (Cayman Islands) (NON)                                                                      659,239
.........................................................................................................................
               119   KDDI Corp. (Japan)                                                                          641,171
.........................................................................................................................
           227,671   Koninklijke (Royal) KPN NV
                     (Netherlands)                                                                             2,162,899
.........................................................................................................................
            14,030   KT Freetel Co., Ltd. (South Korea)                                                          334,790
.........................................................................................................................
            44,930   Maroc Telecom 144A (Paris Stock
                     Exchange) (Morocco) (NON)                                                                   513,551
.........................................................................................................................
            32,090   Maroc Telecom 144A (Casablanca
                     Stock Exchange) (Morocco) (NON) (F)                                                         366,790
.........................................................................................................................
           198,839   Nextel Communications, Inc.
                     Class A (NON)                                                                             5,965,170
.........................................................................................................................
               578   Nippon Telegraph & Telephone
                     (NTT) Corp. (Japan)                                                                       2,595,217
.........................................................................................................................
             1,523   NTT DoCoMo, Inc. (Japan)                                                                  2,809,634
.........................................................................................................................
           203,800   Sprint Corp. (FON Group) (S)                                                              5,064,430
.........................................................................................................................
           511,000   StarHub Ltd. (Singapore) (NON)                                                              344,403
.........................................................................................................................
           500,736   Telecom Corp. of New Zealand, Ltd.
                     (New Zealand) (S)                                                                         2,223,418
.........................................................................................................................
         2,243,094   Telecom Italia SpA (Italy) (S)                                                            9,176,253
.........................................................................................................................
           466,319   Telefonica SA (Spain)                                                                     8,784,110
.........................................................................................................................
           172,700   Telia AB 144A (Sweden)                                                                    1,034,895
.........................................................................................................................
            90,424   Telekom Austria AG (Austria)                                                              1,714,389
.........................................................................................................................
            20,300   Telekom Austria AG 144A (Austria)                                                           384,877
.........................................................................................................................
            91,000   Telenor ASA (Norway)                                                                        826,931
.........................................................................................................................
         8,565,131   Vodafone Group PLC (United Kingdom)                                                      23,225,006
------------------------------------------------------------------------------------------------------------------------
                                                                                                              91,143,236
------------------------------------------------------------------------------------------------------------------------
Telephone (0.6%)
.........................................................................................................................
         1,706,500   China Netcom Group Corp. Hong Kong,
                     Ltd. (Hong Kong) (NON)                                                                    2,316,287
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (0.2%)
.........................................................................................................................
            72,870   Southwest Water Co. (S)                                                                     980,102
------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.7%)
.........................................................................................................................
           107,963   Aqua America, Inc.                                                                        2,654,810
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $239,925,587)                                                                    $370,967,923
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (8.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Electric Utilities (3.5%)
.........................................................................................................................
          $565,000   AEP Texas Central Co.
                     sr. notes Ser. D, 5 1/2s, 2013                                                             $586,782
.........................................................................................................................
           145,000   AEP Texas North Co.
                     sr. notes Ser. B, 5 1/2s, 2013                                                              150,613
.........................................................................................................................
           355,000   Arizona Public Services Co.
                     notes 6 1/2s, 2012                                                                          394,629
.........................................................................................................................
            25,000   CenterPoint Energy Houston
                     Electric LLC general ref. mtge.
                     Ser. M2, 5 3/4s, 2014                                                                        26,503
.........................................................................................................................
            60,000   Cleveland Electric Illuminating Co.
                     (The) sec. notes Ser. D, 7.43s, 2009                                                         68,160
.........................................................................................................................
           270,000   Connecticut Light & Power Co. 1st
                     mtge. Ser. D, 7 7/8s, 2024                                                                  345,679
.........................................................................................................................
           430,000   Consumers Energy Co. 1st mtge.
                     Ser. B, 5 3/8s, 2013                                                                        444,704
.........................................................................................................................
            35,000   Dayton Power & Light Co. (The) 144A
                     1st mtge. 5 1/8s, 2013                                                                       35,641
.........................................................................................................................
           808,000   Dominion Resources, Inc.
                     sr. notes 8 1/8s, 2010                                                                      951,042
.........................................................................................................................
           200,000   DPL, Inc. sr. notes 6 7/8s, 2011                                                            218,426
.........................................................................................................................
           400,000   Duke Capital Corp.
                     sr. notes Ser. A, 6 1/4s, 2005                                                              406,627
.........................................................................................................................
           180,000   Duquesne Light Co. 1st mtge.
                     Ser. O, 6.7s, 2012                                                                          201,673
.........................................................................................................................
           340,000   Entergy Arkansas Inc. 1st mtge.
                     5.4s, 2018                                                                                  339,798
.........................................................................................................................
           620,000   Exelon Generation Co., LLC
                     sr. notes 6.95s, 2011                                                                       699,815
.........................................................................................................................
           680,000   FirstEnergy Corp. notes Ser. B,
                     6.45s, 2011                                                                                 738,800
.........................................................................................................................
           415,000   Florida Power & Light Co. 1st mtge.
                     5.95s, 2033                                                                                 444,660
.........................................................................................................................
           280,000   Florida Power & Light Co. 1st mtge.
                     5 5/8s, 2034                                                                                286,932
.........................................................................................................................
           325,000   Florida Power Corp. 1st mtge.
                     5.9s, 2033                                                                                  337,105
.........................................................................................................................
           110,000   Indianapolis Power & Light 144A 1st
                     mtge. 6.3s, 2013                                                                            118,086
.........................................................................................................................
            75,000   Kansas Gas & Electric 1st mtge.
                     6.2s, 2006                                                                                   77,128
.........................................................................................................................
           625,000   Mission Energy Holding Co. sec.
                     notes 13 1/2s, 2008                                                                         779,688
.........................................................................................................................
           230,000   Monongahela Power Co. 1st mtge.
                     5s, 2006                                                                                    234,154
.........................................................................................................................
            48,000   Nevada Power Co. 2nd mtge. 9s, 2013                                                          56,160
.........................................................................................................................
           250,000   Nevada Power Co. 144A general ref.
                     mtge. 5 7/8s, 2015                                                                          251,875
.........................................................................................................................
           155,000   New York State Electric & Gas Corp.
                     bonds 5 3/4s, 2023                                                                          159,476
.........................................................................................................................
           480,000   Niagara Mohawk Power Corp.
                     sr. notes Ser. G, 7 3/4s, 2008                                                              539,992
.........................................................................................................................
            10,000   NiSource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                        11,756
.........................................................................................................................
           310,000   Oncor Electric Delivery Co. sec.
                     notes 7 1/4s, 2033                                                                          368,277
.........................................................................................................................
           320,000   Oncor Electric Delivery Co. sec.
                     notes 6 3/8s, 2015                                                                          352,585
.........................................................................................................................
           230,000   Oncor Electric Delivery Co. sec.
                     notes 6 3/8s, 2012                                                                          253,661
.........................................................................................................................
           510,000   Pacific Gas & Electric Co. 1st
                     mtge. 6.05s, 2034                                                                           529,463
.........................................................................................................................
           615,000   Pacific Gas & Electric Co. 1st
                     mtge. 4.8s, 2014                                                                            610,734
.........................................................................................................................
            45,000   PacifiCorp Sinking Fund 1st mtge.
                     5.45s, 2013                                                                                  47,098
.........................................................................................................................
           340,000   Pepco Holdings, Inc. notes 5 1/2s, 2007                                                     353,572
.........................................................................................................................
           191,313   Power Receivable Finance, LLC 144A
                     sr. notes 6.29s, 2012                                                                       201,347
.........................................................................................................................
            10,000   PP&L Capital Funding, Inc. company
                     guaranty Ser. D, 8 3/8s, 2007                                                                11,010
.........................................................................................................................
            35,000   Public Service Company of New
                     Mexico sr. notes 4.4s, 2008                                                                  35,290
.........................................................................................................................
           320,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                  343,330
.........................................................................................................................
           285,000   Public Service Electric & Gas Co.
                     secd. notes 5s, 2014                                                                        288,523
.........................................................................................................................
           175,000   Public Services Co. of Colorado
                     sr. notes Ser. A, 6 7/8s, 2009                                                              194,011
.........................................................................................................................
            85,000   Rochester Gas & Electric
                     notes 6 3/8s, 2033                                                                           91,692
.........................................................................................................................
            55,000   Southern California Edison Co. 1st
                     mtge. 6s, 2034                                                                               58,432
.........................................................................................................................
           150,000   Southern California Edison Co. 1st
                     mtge. 5s, 2014                                                                              152,427
.........................................................................................................................
           225,000   Southern Power Co.
                     sr. notes Ser. D, 4 7/8s, 2015                                                              221,505
.........................................................................................................................
           175,000   Tampa Electric Co. notes 6 7/8s, 2012                                                       197,301
.........................................................................................................................
           605,000   TransAlta Corp. notes 6 3/4s, 2012
                     (Canada)                                                                                    663,697
.........................................................................................................................
           190,000   Western Energy, Inc.
                     sr. notes Ser. (a), 7 1/8s, 2009                                                            208,636
.........................................................................................................................
           160,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                173,991
.........................................................................................................................
           120,000   Wisconsin Electric Power
                     notes 4 1/2s, 2013                                                                          118,865
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,381,351
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.2%)
.........................................................................................................................
            50,000   Atmos Energy Corp. notes 4.95s, 2014                                                         49,549
.........................................................................................................................
            80,000   CenterPoint Energy Resources Corp.
                     notes 7 3/4s, 2011                                                                           93,254
.........................................................................................................................
           190,000   Duke Energy Field Services, LLC
                     notes 7 7/8s, 2010                                                                          221,599
.........................................................................................................................
           170,000   National Fuel Gas Co. notes 5 1/4s, 2013                                                    172,824
.........................................................................................................................
           170,000   Texas Eastern Transmission LP
                     sr. notes 7s, 2032                                                                          195,295
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 732,521
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (0.1%)
.........................................................................................................................
           155,000   Canadian Natural Resources, Ltd.
                     sr. notes 5.45s, 2012 (Canada)                                                              162,723
.........................................................................................................................
            10,000   Kerr-McGee Corp. company
                     guaranty 6 7/8s, 2011                                                                        11,261
.........................................................................................................................
           290,000   MidAmerican Energy Holdings Co.
                     sr. notes 4 5/8s, 2007                                                                      294,453
.........................................................................................................................
            85,000   Motiva Enterprises, LLC 144A
                     sr. notes 5.2s, 2012                                                                         86,808
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 555,245
------------------------------------------------------------------------------------------------------------------------
Regional Bells (1.0%)
.........................................................................................................................
           150,000   Ameritech Capital Funding company
                     guaranty 6 1/4s, 2009                                                                       160,093
.........................................................................................................................
           240,000   Bellsouth Capital Funding
                     notes 7 3/4s, 2010                                                                          278,032
.........................................................................................................................
           740,000   BellSouth Corp. bonds 5.2s, 2014                                                            754,224
.........................................................................................................................
            15,000   Michigan Bell Telephone Co.
                     debs. 7.85s, 2022                                                                            17,981
.........................................................................................................................
           285,000   SBC Communications, Inc.
                     notes 5.1s, 2014                                                                            287,649
.........................................................................................................................
           285,000   SBC Communications, Inc.
                     notes 4 1/8s, 2009                                                                          284,480
.........................................................................................................................
           430,000   Telus Corp. notes 8s, 2011 (Canada)                                                         509,584
.........................................................................................................................
           120,000   Verizon Global Funding Corp.
                     notes 7 3/4s, 2030                                                                          149,199
.........................................................................................................................
         1,350,000   Verizon New England Inc.
                     sr. notes 6 1/2s, 2011                                                                    1,485,062
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,926,304
------------------------------------------------------------------------------------------------------------------------
Telecommunications (2.9%)
.........................................................................................................................
           355,000   AT&T Wireless Services, Inc.
                     notes 8 1/8s, 2012                                                                          429,140
.........................................................................................................................
           150,000   AT&T Wireless Services, Inc.
                     sr. notes 8 3/4s, 2031                                                                      202,247
.........................................................................................................................
         1,250,000   AT&T Wireless Services, Inc.
                     sr. notes 7 7/8s, 2011                                                                    1,473,271
.........................................................................................................................
         1,150,000   British Telecommunications PLC
                     notes 8 3/8s, 2010 (United Kingdom)                                                       1,375,857
.........................................................................................................................
           255,000   Deutsche Telekom International
                     Finance BV bonds 8 1/2s,
                     2010 (Netherlands)                                                                          303,800
.........................................................................................................................
         1,255,000   Deutsche Telekom International
                     Finance BV company guaranty 8 3/4s,
                     2030 (Netherlands)                                                                        1,645,644
.........................................................................................................................
           100,000   Deutsche Telekom International
                     Finance BV notes 5 1/4s,
                     2013 (Netherlands)                                                                          102,861
.........................................................................................................................
           335,000   France Telecom notes 9 1/4s, 2031 (France)                                                  454,123
.........................................................................................................................
           965,000   France Telecom notes 7 3/4s, 2011 (France)                                                1,151,151
.........................................................................................................................
            65,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8 3/8s, 2030 (Netherlands)                                                             84,335
.........................................................................................................................
           290,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8s, 2010 (Netherlands)                                                                342,298
.........................................................................................................................
         1,300,000   Sprint Capital Corp. company
                     guaranty 7 5/8s, 2011                                                                     1,509,351
.........................................................................................................................
           995,000   Sprint Capital Corp. company
                     guaranty 6 7/8s, 2028                                                                     1,089,313
.........................................................................................................................
           600,000   Telecom Italia Capital SA company
                     guaranty 6 3/8s, 2033 (Luxembourg)                                                          616,919
.........................................................................................................................
            50,000   Telecom Italia Capital SA company
                     guaranty 5 1/4s, 2013 (Luxembourg)                                                           50,537
.........................................................................................................................
           145,000   Telecom Italia Capital SA 144A company
                     guaranty 4s, 2010 (Luxembourg)                                                              141,376
.........................................................................................................................
            75,000   United States Cellular Corp. notes
                     6.7s, 2033                                                                                   77,702
.........................................................................................................................
            45,000   Vodafone Group PLC notes 7 7/8s,
                     2030 (United Kingdom)                                                                        58,023
.........................................................................................................................
           795,000   Vodafone Group PLC notes 7 3/4s,
                     2010 (United Kingdom)                                                                       922,563
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,030,511
------------------------------------------------------------------------------------------------------------------------
Telephone (0.8%)
.........................................................................................................................
         1,870,000   New England Telephone &
                     Telegraph Co. debs. 7 7/8s, 2029                                                          2,257,735
.........................................................................................................................
           325,000   Telefonica Europe BV company
                     guaranty 8 1/4s, 2030 (Netherlands)                                                         435,825
.........................................................................................................................
           615,000   Telefonica Europe BV company
                     guaranty 7 3/4s, 2010 (Netherlands)                                                         721,204
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,414,764
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $33,305,789)                                                                      $35,040,696
------------------------------------------------------------------------------------------------------------------------
WARRANTS (0.2%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
           216,247   Hanaro Telecom, Inc.
                     144A Structured Exercise
                     Call Warrants (issued by
                     UBS AG) (South Korea)                                                        9/5/05        $671,659
.........................................................................................................................
               663   SK Telecom Co., Ltd.
                     144A Structured Exercise
                     Call Warrants (issued by
                     UBS AG) (South Korea)                                                       7/15/05         126,182
------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $717,020)                                                                            $797,841
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (20.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $6,435,920   Putnam Prime Money Market Fund (e)                                                       $6,435,920
.........................................................................................................................
        78,393,591   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.60% to 2.50% and
                     due dates ranging from January 3, 2005
                     to February 2, 2005 (d)                                                                  78,328,753
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $84,764,673)                                                                      $84,764,673
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $358,713,069)                                                                    $491,571,133
------------------------------------------------------------------------------------------------------------------------


DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at December 31, 2004:
(as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Austria                                                                   0.5%
...............................................................................
Belgium                                                                   0.9
...............................................................................
Canada                                                                    1.2
...............................................................................
France                                                                    2.4
...............................................................................
Germany                                                                   1.8
...............................................................................
Hong Kong                                                                 0.6
...............................................................................
Italy                                                                     2.4
...............................................................................
Japan                                                                     1.5
...............................................................................
Netherlands                                                               1.4
...............................................................................
New Zealand                                                               0.5
...............................................................................
Spain                                                                     2.5
...............................................................................
United Kingdom                                                            7.1
...............................................................................
United States                                                            74.6
...............................................................................
Other                                                                     2.6
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2004
(aggregate face value $4,548,230)
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate    Delivery   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Australian Dollar            $138,386     $137,764     4/20/05           $622
...............................................................................
Danish Krone                  263,369      257,543     3/16/05          5,826
...............................................................................
Euro                        1,051,345    1,026,954     3/16/05         24,391
...............................................................................
Japanese Yen                1,084,571    1,085,752     5/18/05         (1,181)
...............................................................................
Mexican Peso                  222,350      217,482     4/20/05          4,868
...............................................................................
Norwegian Krone               524,940      515,859     3/16/05          9,081
...............................................................................
Swedish Krona                 188,160      185,982     3/16/05          2,178
...............................................................................
Swiss Franc                 1,118,302    1,120,894     3/16/05         (2,592)
------------------------------------------------------------------------------
                                                                      $43,193
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2004
(aggregate face value $23,236,669)
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate    Delivery   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
British Pound              $3,003,608   $2,988,248     3/16/05       $(15,360)
...............................................................................
Canadian Dollar             2,094,908    2,113,405     4/20/05         18,497
...............................................................................
Euro                       16,705,776   16,323,977     3/16/05       (381,799)
...............................................................................
Hong Kong Dollar              311,579      311,661     5/18/05             82
...............................................................................
New Zealand Dollar          1,506,970    1,499,378     4/20/05         (7,592)
------------------------------------------------------------------------------
                                                                    $(386,172)
------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
U.S. Treasury Note
10 yr (Long)               $3,693,938   $3,674,282      Mar-05        $19,656
...............................................................................
U.S. Treasury Note
5 yr (Short)                4,928,906    4,918,586      Mar-05        (10,320)
------------------------------------------------------------------------------
                                                                       $9,336
------------------------------------------------------------------------------

Credit Default Contracts Outstanding at December 31, 2004
                                                      Notional     Unrealized
                                                        Amount   Appreciation
...............................................................................
Agreement with Merrill Lynch International
effective July 1, 2004, maturing on July 1, 2007,
to receive a premium equal to 1.441% times
the notional amount. Upon a credit default
event of Consolidated Natural Gas, 6.625%,
December 12, 2008, the fund makes a
payment of the proportional notional amount
times the difference between the par value
and the then-market value of Consolidated
Natural Gas, 6.625%, December 12, 2008.               $120,000           $976
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Vista Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (98.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (1.5%)
.........................................................................................................................
           162,500   United Defense Industries, Inc. (NON)                                                    $7,678,125
------------------------------------------------------------------------------------------------------------------------
Automotive (1.5%)
.........................................................................................................................
           157,200   Autoliv, Inc.                                                                             7,592,760
------------------------------------------------------------------------------------------------------------------------
Banking (1.4%)
.........................................................................................................................
            49,300   Commerce Bancorp, Inc. (S)                                                                3,174,920
.........................................................................................................................
            83,200   Doral Financial Corp.                                                                     4,097,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,272,520
------------------------------------------------------------------------------------------------------------------------
Basic Materials (1.2%)
.........................................................................................................................
           110,240   Vulcan Materials Co.                                                                      6,020,206
------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.9%)
.........................................................................................................................
            44,800   Biogen Idec, Inc. (NON)                                                                   2,984,128
.........................................................................................................................
            66,000   Genzyme Corp. (NON) (S)                                                                   3,832,620
.........................................................................................................................
            56,600   IDEXX Laboratories, Inc. (NON) (S)                                                        3,089,794
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,906,542
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.7%)
.........................................................................................................................
            93,200   XM Satellite Radio Holdings, Inc.
                     Class A (NON) (S)                                                                         3,506,184
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.8%)
.........................................................................................................................
            80,000   Georgia Gulf Corp. (S)                                                                    3,984,000
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.4%)
.........................................................................................................................
            58,800   Corporate Executive Board Co. (The)                                                       3,936,072
.........................................................................................................................
            16,200   Strayer Education, Inc.                                                                   1,778,598
.........................................................................................................................
            43,800   West Corp. (NON)                                                                          1,450,218
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,164,888
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.9%)
.........................................................................................................................
           112,600   Harris Corp.                                                                              6,957,554
.........................................................................................................................
           113,500   Scientific-Atlanta, Inc.                                                                  3,746,635
.........................................................................................................................
           492,900   Tellabs, Inc. (NON)                                                                       4,234,011
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,938,200
------------------------------------------------------------------------------------------------------------------------
Computers (3.8%)
.........................................................................................................................
            62,400   Lexmark International, Inc. (NON)                                                         5,304,000
.........................................................................................................................
            27,400   Logitech International SA ADR
                     (Switzerland) (NON)                                                                       1,664,550
.........................................................................................................................
            64,700   NAVTEQ Corp. (NON)                                                                        2,999,492
.........................................................................................................................
           252,300   Network Appliance, Inc. (NON) (S)                                                         8,381,406
.........................................................................................................................
            56,800   Take-Two Interactive
                     Software, Inc. (NON) (S)                                                                  1,976,072
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,325,520
------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.0%)
.........................................................................................................................
            78,000   AMETEK, Inc.                                                                              2,782,260
.........................................................................................................................
            35,800   Harman International
                     Industries, Inc.                                                                          4,546,600
.........................................................................................................................
            38,000   ITT Industries, Inc. (S)                                                                  3,209,100
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,537,960
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.9%)
.........................................................................................................................
            51,200   Black & Decker Manufacturing Co.                                                          4,522,496
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (3.4%)
.........................................................................................................................
            89,700   Capital One Financial Corp. (S)                                                           7,553,637
.........................................................................................................................
           178,600   Nelnet, Inc. Class A (NON) (S)                                                            4,809,698
.........................................................................................................................
           323,600   Providian Financial Corp. (NON)                                                           5,329,692
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,693,027
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.8%)
.........................................................................................................................
            86,114   Alberto-Culver Co.                                                                        4,182,557
.........................................................................................................................
            36,800   Energizer Holdings, Inc. (NON)                                                            1,828,592
.........................................................................................................................
            41,800   Scotts Co. (The) Class A (NON) (S)                                                        3,073,136
.........................................................................................................................
           170,300   Yankee Candle Co., Inc. (The) (NON)                                                       5,650,554
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,734,839
------------------------------------------------------------------------------------------------------------------------
Consumer Services (1.5%)
.........................................................................................................................
            38,600   Alliance Data Systems Corp. (NON)                                                         1,832,728
.........................................................................................................................
            85,100   Getty Images, Inc. (NON) (S)                                                              5,859,135
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,691,863
------------------------------------------------------------------------------------------------------------------------
Containers (1.2%)
.........................................................................................................................
           145,390   Ball Corp.                                                                                6,394,252
------------------------------------------------------------------------------------------------------------------------
Distributors (0.3%)
.........................................................................................................................
            48,000   Hughes Supply, Inc.                                                                       1,552,800
------------------------------------------------------------------------------------------------------------------------
Electronics (6.7%)
.........................................................................................................................
            52,200   Amphenol Corp. (NON)                                                                      1,917,828
.........................................................................................................................
           169,600   ATI Technologies, Inc. (Canada) (NON)                                                     3,288,544
.........................................................................................................................
           349,300   Linear Technology Corp.                                                                  13,538,868
.........................................................................................................................
           347,200   SanDisk Corp. (NON) (S)                                                                   8,669,584
.........................................................................................................................
           246,300   Storage Technology Corp. (NON)                                                            7,785,543
------------------------------------------------------------------------------------------------------------------------
                                                                                                              35,200,367
------------------------------------------------------------------------------------------------------------------------
Energy (1.0%)
.........................................................................................................................
           117,100   BJ Services Co. (S)                                                                       5,449,834
------------------------------------------------------------------------------------------------------------------------
Financial (1.5%)
.........................................................................................................................
            10,100   Chicago Mercantile Exchange                                                               2,309,870
.........................................................................................................................
            65,200   Moody's Corp. (S)                                                                         5,662,620
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,972,490
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.6%)
.........................................................................................................................
           119,600   Louisiana-Pacific Corp.                                                                   3,198,104
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.5%)
.........................................................................................................................
            37,600   Harrah's Entertainment, Inc. (S)                                                          2,515,064
------------------------------------------------------------------------------------------------------------------------
Health Care Services (5.0%)
.........................................................................................................................
            63,920   Coventry Health Care, Inc. (NON)                                                          3,392,874
.........................................................................................................................
           145,900   Laboratory Corp. of America
                     Holdings (NON) (S)                                                                        7,268,738
.........................................................................................................................
           117,700   PacifiCare Health
                     Systems, Inc. (NON) (S)                                                                   6,652,404
.........................................................................................................................
            74,500   WellPoint, Inc. (NON)                                                                     8,567,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,881,516
------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.5%)
.........................................................................................................................
             9,900   NVR, Inc. (NON)                                                                           7,617,060
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.9%)
.........................................................................................................................
            65,200   Whirlpool Corp.                                                                           4,512,492
------------------------------------------------------------------------------------------------------------------------
Insurance (1.8%)
.........................................................................................................................
            41,200   Everest Re Group, Ltd. (Barbados)                                                         3,689,872
.........................................................................................................................
           120,500   W.R. Berkley Corp.                                                                        5,683,985
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,373,857
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.5%)
.........................................................................................................................
            76,500   Bear Stearns Cos., Inc. (The)                                                             7,826,715
------------------------------------------------------------------------------------------------------------------------
Leisure (0.9%)
.........................................................................................................................
            79,400   Harley-Davidson, Inc.                                                                     4,823,550
------------------------------------------------------------------------------------------------------------------------
Machinery (3.4%)
.........................................................................................................................
           205,400   Terex Corp. (NON)                                                                         9,787,310
.........................................................................................................................
            94,200   Toro Co. (The)                                                                            7,663,170
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,450,480
------------------------------------------------------------------------------------------------------------------------
Manufacturing (1.3%)
.........................................................................................................................
            83,440   Graco, Inc.                                                                               3,116,484
.........................................................................................................................
            93,600   IDEX Corp.                                                                                3,790,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,907,284
------------------------------------------------------------------------------------------------------------------------
Medical Technology (7.7%)
.........................................................................................................................
           109,200   Biomet, Inc.                                                                              4,738,188
.........................................................................................................................
           111,600   C.R. Bard, Inc.                                                                           7,140,168
.........................................................................................................................
           140,600   Charles River Laboratories
                     International, Inc. (NON)                                                                 6,469,006
.........................................................................................................................
            66,300   Dade Behring Holdings, Inc. (NON)                                                         3,712,800
.........................................................................................................................
           111,300   Edwards Lifesciences Corp. (NON) (S)                                                      4,592,238
.........................................................................................................................
            97,570   Gen-Probe, Inc. (NON) (S)                                                                 4,411,140
.........................................................................................................................
             3,300   Inamed Corp. (NON)                                                                          208,725
.........................................................................................................................
            63,800   Respironics, Inc. (NON)                                                                   3,468,168
.........................................................................................................................
           123,500   Varian Medical Systems, Inc. (NON)                                                        5,340,140
------------------------------------------------------------------------------------------------------------------------
                                                                                                              40,080,573
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (3.7%)
.........................................................................................................................
            75,700   Amerada Hess Corp. (S)                                                                    6,236,166
.........................................................................................................................
            68,900   Burlington Resources, Inc. (S)                                                            2,997,150
.........................................................................................................................
            24,500   EOG Resources, Inc.                                                                       1,748,320
.........................................................................................................................
            63,100   Newfield Exploration Co. (NON)                                                            3,726,055
.........................................................................................................................
            50,500   Pogo Producing Co.                                                                        2,448,745
.........................................................................................................................
            23,400   Sunoco, Inc. (S)                                                                          1,912,014
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,068,450
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (3.5%)
.........................................................................................................................
            97,850   Barr Pharmaceuticals, Inc. (NON)                                                          4,456,089
.........................................................................................................................
           106,800   Cephalon, Inc. (NON) (S)                                                                  5,433,984
.........................................................................................................................
            64,600   Endo Pharmaceuticals
                     Holdings, Inc. (NON) (S)                                                                  1,357,892
.........................................................................................................................
            20,960   Eon Labs, Inc. (NON)                                                                        565,920
.........................................................................................................................
           179,700   Medicis Pharmaceutical Corp.
                     Class A (S)                                                                               6,309,267
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,123,152
------------------------------------------------------------------------------------------------------------------------
Publishing (0.5%)
.........................................................................................................................
           115,800   Marvel Enterprises, Inc. (NON) (S)                                                        2,371,584
------------------------------------------------------------------------------------------------------------------------
Restaurants (1.6%)
.........................................................................................................................
           120,400   Darden Restaurants, Inc.                                                                  3,339,896
.........................................................................................................................
            83,100   Starbucks Corp. (NON)                                                                     5,182,116
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,522,012
------------------------------------------------------------------------------------------------------------------------
Retail (7.8%)
.........................................................................................................................
            49,500   Abercrombie & Fitch Co. Class A                                                           2,324,025
.........................................................................................................................
           160,000   Aeropostale, Inc. (NON)                                                                   4,708,800
.........................................................................................................................
            62,900   American Eagle Outfitters, Inc.                                                           2,962,590
.........................................................................................................................
           423,100   Claire's Stores, Inc.                                                                     8,990,875
.........................................................................................................................
           136,100   Coach, Inc. (NON)                                                                         7,676,040
.........................................................................................................................
            52,900   Fossil, Inc. (NON)                                                                        1,356,356
.........................................................................................................................
           116,000   Michaels Stores, Inc.                                                                     3,476,520
.........................................................................................................................
            35,600   PETCO Animal Supplies, Inc. (NON)                                                         1,405,488
.........................................................................................................................
           225,200   Staples, Inc.                                                                             7,591,492
------------------------------------------------------------------------------------------------------------------------
                                                                                                              40,492,186
------------------------------------------------------------------------------------------------------------------------
Schools (1.1%)
.........................................................................................................................
            69,700   Apollo Group, Inc. Class A (NON) (S)                                                      5,625,487
------------------------------------------------------------------------------------------------------------------------
Semiconductor (1.5%)
.........................................................................................................................
           112,900   Lam Research Corp. (NON)                                                                  3,263,939
.........................................................................................................................
           134,100   Sigmatel, Inc. (NON) (S)                                                                  4,764,573
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,028,512
------------------------------------------------------------------------------------------------------------------------
Shipping (1.7%)
.........................................................................................................................
           126,000   CNF Transportation, Inc.                                                                  6,312,600
.........................................................................................................................
            45,200   Overseas Shipholding Group                                                                2,495,040
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,807,640
------------------------------------------------------------------------------------------------------------------------
Software (9.7%)
.........................................................................................................................
           186,300   Adobe Systems, Inc. (S)                                                                  11,688,462
.........................................................................................................................
            80,200   Autodesk, Inc. (S)                                                                        3,043,590
.........................................................................................................................
           517,800   BMC Software, Inc. (NON) (SEG)                                                            9,631,080
.........................................................................................................................
           439,800   Citrix Systems, Inc. (NON)                                                               10,788,294
.........................................................................................................................
            46,700   McAfee, Inc. (NON)                                                                        1,351,031
.........................................................................................................................
           176,900   Siebel Systems, Inc. (NON) (S)                                                            1,857,450
.........................................................................................................................
           111,600   Symantec Corp. (NON)                                                                      2,874,816
.........................................................................................................................
           270,400   Veritas Software Corp. (NON) (S)                                                          7,719,920
.........................................................................................................................
            29,510   Zebra Technology Corp. (NON)                                                              1,660,823
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,615,466
------------------------------------------------------------------------------------------------------------------------
Technology Services (3.2%)
.........................................................................................................................
           110,300   Acxiom Corp. (S)                                                                          2,900,890
.........................................................................................................................
           106,800   Equifax, Inc. (S)                                                                         3,001,080
.........................................................................................................................
           198,500   Fair Isaac Corp.                                                                          7,280,980
.........................................................................................................................
            50,800   Ingram Micro, Inc. Class A (NON)                                                          1,056,640
.........................................................................................................................
            67,000   VeriSign, Inc. (NON)                                                                      2,245,840
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,485,430
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.8%)
.........................................................................................................................
            86,400   UST, Inc.                                                                                 4,156,704
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $399,898,742)                                                                    $512,622,191
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $8,799,369   Prime Money Market (e)                                                                   $8,799,369
.........................................................................................................................
        50,097,020   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 2.15% to 2.50%
                     and due dates ranging from January 3,
                     2005 to February 2, 2005 (d)                                                             50,052,197
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $58,851,566)                                                                      $58,851,566
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $458,750,308)                                                                    $571,473,757
------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004

                                         Aggregate  Expiration     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
NASDAQ 100 Index
(Long)                     $1,791,350   $1,752,836      Mar-05        $38,514
...............................................................................
Russell 2000 Index
Mini (Long)                 3,989,400    3,865,082      Mar-05        124,318
...............................................................................
S&P 500 Index
(Long)                        606,850      590,108      Mar-05         16,742
------------------------------------------------------------------------------
                                                                     $179,574
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.




Putnam VT Voyager Fund

The fund's portfolio
December 31, 2004

COMMON STOCKS (97.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (3.9%)
.........................................................................................................................
         1,258,100   Boeing Co. (The)                                                                        $65,131,837
.........................................................................................................................
            47,400   General Dynamics Corp. (S)                                                                4,958,040
.........................................................................................................................
           103,300   L-3 Communications Holdings, Inc.                                                         7,565,692
.........................................................................................................................
           341,800   United Technologies Corp.                                                                35,325,030
------------------------------------------------------------------------------------------------------------------------
                                                                                                             112,980,599
------------------------------------------------------------------------------------------------------------------------
Automotive (0.2%)
.........................................................................................................................
           107,700   Johnson Controls, Inc.                                                                    6,832,488
------------------------------------------------------------------------------------------------------------------------
Banking (2.4%)
.........................................................................................................................
            71,500   Commerce Bancorp, Inc. (S)                                                                4,604,600
.........................................................................................................................
           355,729   Doral Financial Corp. (S)                                                                17,519,653
.........................................................................................................................
           633,700   U.S. Bancorp                                                                             19,847,484
.........................................................................................................................
           417,100   Wells Fargo & Co.                                                                        25,922,765
------------------------------------------------------------------------------------------------------------------------
                                                                                                              67,894,502
------------------------------------------------------------------------------------------------------------------------
Basic Materials (--%)
.........................................................................................................................
            20,400   Vulcan Materials Co.                                                                      1,114,044
------------------------------------------------------------------------------------------------------------------------
Beverage (0.8%)
.........................................................................................................................
           362,900   Pepsi Bottling Group, Inc. (The)                                                          9,812,816
.........................................................................................................................
           250,400   PepsiCo, Inc.                                                                            13,070,880
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,883,696
------------------------------------------------------------------------------------------------------------------------
Biotechnology (2.7%)
.........................................................................................................................
           658,800   Amgen, Inc. (NON)                                                                        42,262,020
.........................................................................................................................
           166,900   Biogen Idec, Inc. (NON)                                                                  11,117,209
.........................................................................................................................
           195,600   Genzyme Corp. (NON) (S)                                                                  11,358,492
.........................................................................................................................
           391,500   Gilead Sciences, Inc. (NON)                                                              13,698,585
------------------------------------------------------------------------------------------------------------------------
                                                                                                              78,436,306
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.8%)
.........................................................................................................................
           624,600   Masco Corp.                                                                              22,816,638
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (2.5%)
.........................................................................................................................
           415,300   eBay, Inc. (NON) (S)                                                                     48,291,084
.........................................................................................................................
           621,400   Yahoo!, Inc. (NON)                                                                       23,414,352
------------------------------------------------------------------------------------------------------------------------
                                                                                                              71,705,436
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (5.7%)
.........................................................................................................................
         4,586,500   Cisco Systems, Inc. (NON)                                                                88,519,450
.........................................................................................................................
            80,900   Harris Corp.                                                                              4,998,811
.........................................................................................................................
         1,676,100   Qualcomm, Inc.                                                                           71,066,640
------------------------------------------------------------------------------------------------------------------------
                                                                                                             164,584,901
------------------------------------------------------------------------------------------------------------------------
Computers (4.3%)
.........................................................................................................................
         1,715,900   Dell, Inc. (NON)                                                                         72,308,026
.........................................................................................................................
         2,297,100   EMC Corp. (NON)                                                                          34,157,877
.........................................................................................................................
            72,700   IBM Corp.                                                                                 7,166,766
.........................................................................................................................
           108,800   Lexmark International, Inc. (NON)                                                         9,248,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                             122,880,669
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.3%)
.........................................................................................................................
            97,600   Danaher Corp. (S)                                                                         5,603,216
.........................................................................................................................
           780,600   General Electric Co.                                                                     28,491,900
.........................................................................................................................
            32,800   ITT Industries, Inc.                                                                      2,769,960
------------------------------------------------------------------------------------------------------------------------
                                                                                                              36,865,076
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.1%)
.........................................................................................................................
            34,600   Black & Decker Manufacturing Co.                                                          3,056,218
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.9%)
.........................................................................................................................
           451,300   Capital One Financial Corp.                                                              38,003,973
.........................................................................................................................
           600,900   MBNA Corp.                                                                               16,939,371
------------------------------------------------------------------------------------------------------------------------
                                                                                                              54,943,344
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.6%)
.........................................................................................................................
           525,200   Avon Products, Inc.                                                                      20,325,240
.........................................................................................................................
           145,200   Estee Lauder Cos., Inc. (The)
                     Class A                                                                                   6,645,804
.........................................................................................................................
           554,600   Gillette Co. (The)                                                                       24,834,988
.........................................................................................................................
           404,400   Procter & Gamble Co. (The)                                                               22,274,352
------------------------------------------------------------------------------------------------------------------------
                                                                                                              74,080,384
------------------------------------------------------------------------------------------------------------------------
Containers (0.1%)
.........................................................................................................................
            27,200   Ball Corp.                                                                                1,196,256
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.7%)
.........................................................................................................................
           657,000   Edison International (S)                                                                 21,043,710
------------------------------------------------------------------------------------------------------------------------
Electronics (6.2%)
.........................................................................................................................
           334,300   Advanced Micro Devices, Inc. (NON) (S)                                                    7,361,286
.........................................................................................................................
           725,913   Freescale Semiconductor, Inc.
                     Class B (NON)                                                                            13,327,763
.........................................................................................................................
         3,300,500   Intel Corp.                                                                              77,198,695
.........................................................................................................................
           105,600   Jabil Circuit, Inc. (NON)                                                                 2,701,248
.........................................................................................................................
            88,000   Maxim Integrated Products, Inc.                                                           3,730,320
.........................................................................................................................
         2,008,000   Motorola, Inc.                                                                           34,537,600
.........................................................................................................................
            86,600   QLogic Corp. (NON)                                                                        3,180,818
.........................................................................................................................
           287,500   SanDisk Corp. (NON)                                                                       7,178,875
.........................................................................................................................
           381,800   Storage Technology Corp. (NON)                                                           12,068,698
.........................................................................................................................
           684,700   Texas Instruments, Inc.                                                                  16,857,314
.........................................................................................................................
            47,700   Xilinx, Inc.                                                                              1,414,305
------------------------------------------------------------------------------------------------------------------------
                                                                                                             179,556,922
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.6%)
.........................................................................................................................
           306,900   Royal Caribbean Cruises, Ltd.
                     (Liberia)                                                                                16,707,636
------------------------------------------------------------------------------------------------------------------------
Financial (2.1%)
.........................................................................................................................
           127,300   American Express Co.                                                                      7,175,901
.........................................................................................................................
           579,700   Fannie Mae                                                                               41,280,437
.........................................................................................................................
           231,600   SLM Corp. (S)                                                                            12,365,124
------------------------------------------------------------------------------------------------------------------------
                                                                                                              60,821,462
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.6%)
.........................................................................................................................
           238,400   Harrah's Entertainment, Inc. (S)                                                         15,946,576
------------------------------------------------------------------------------------------------------------------------
Health Care Services (5.4%)
.........................................................................................................................
           127,000   Community Health Systems, Inc. (NON)                                                      3,540,760
.........................................................................................................................
           401,050   Coventry Health Care, Inc. (NON)                                                         21,287,734
.........................................................................................................................
           180,300   Express Scripts, Inc. Class A (NON)                                                      13,782,132
.........................................................................................................................
           114,700   Fisher Scientific
                     International, Inc. (NON)                                                                 7,154,986
.........................................................................................................................
           106,500   Manor Care, Inc.                                                                          3,773,295
.........................................................................................................................
           328,500   Medco Health Solutions, Inc. (NON)                                                       13,665,600
.........................................................................................................................
           159,600   PacifiCare Health Systems, Inc. (NON)                                                     9,020,592
.........................................................................................................................
           102,400   Sierra Health Services, Inc. (NON) (S)                                                    5,643,264
.........................................................................................................................
           630,400   UnitedHealth Group, Inc.                                                                 55,494,112
.........................................................................................................................
            62,700   Universal Health Services, Inc.
                     Class B                                                                                   2,790,150
.........................................................................................................................
           105,300   WellChoice, Inc. (NON)                                                                    5,623,020
.........................................................................................................................
           110,300   WellPoint, Inc. (NON)                                                                    12,684,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                             154,460,145
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.3%)
.........................................................................................................................
            12,700   NVR, Inc. (NON)                                                                           9,771,380
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.5%)
.........................................................................................................................
           220,100   Whirlpool Corp.                                                                          15,233,121
------------------------------------------------------------------------------------------------------------------------
Insurance (1.0%)
.........................................................................................................................
            25,500   AMBAC Financial Group, Inc. (S)                                                           2,094,315
.........................................................................................................................
           213,800   Fidelity National Financial, Inc.                                                         9,764,246
.........................................................................................................................
           195,000   Progressive Corp. (The)                                                                  16,543,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,402,361
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.2%)
.........................................................................................................................
            52,700   Lehman Brothers Holdings, Inc.                                                            4,610,196
------------------------------------------------------------------------------------------------------------------------
Leisure (0.1%)
.........................................................................................................................
            37,400   Polaris Industries, Inc.                                                                  2,543,948
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.4%)
.........................................................................................................................
           301,300   Cendant Corp.                                                                             7,044,394
.........................................................................................................................
            99,732   Las Vegas Sands Corp. (NON) (S)                                                           4,787,136
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,831,530
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.3%)
.........................................................................................................................
           103,400   Illinois Tool Works, Inc. (S)                                                             9,583,112
------------------------------------------------------------------------------------------------------------------------
Media (0.2%)
.........................................................................................................................
           205,200   Walt Disney Co. (The)                                                                     5,704,560
------------------------------------------------------------------------------------------------------------------------
Medical Technology (3.6%)
.........................................................................................................................
           192,500   Becton, Dickinson and Co.                                                                10,934,000
.........................................................................................................................
            31,900   Charles River Laboratories
                     International, Inc. (NON)                                                                 1,467,719
.........................................................................................................................
           678,800   Medtronic, Inc.                                                                          33,715,996
.........................................................................................................................
            30,800   Respironics, Inc. (NON) (S)                                                               1,674,288
.........................................................................................................................
           666,400   St. Jude Medical, Inc. (NON)                                                             27,942,152
.........................................................................................................................
           281,100   Varian Medical Systems, Inc. (NON)                                                       12,154,764
.........................................................................................................................
           195,300   Zimmer Holdings, Inc. (NON)                                                              15,647,436
------------------------------------------------------------------------------------------------------------------------
                                                                                                             103,536,355
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (2.6%)
.........................................................................................................................
           455,500   Amerada Hess Corp.                                                                       37,524,090
.........................................................................................................................
           186,600   Anadarko Petroleum Corp.                                                                 12,093,546
.........................................................................................................................
            86,500   Apache Corp.                                                                              4,374,305
.........................................................................................................................
           463,600   Valero Energy Corp.                                                                      21,047,440
------------------------------------------------------------------------------------------------------------------------
                                                                                                              75,039,381
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (11.8%)
.........................................................................................................................
         1,205,500   Abbott Laboratories                                                                      56,236,575
.........................................................................................................................
           334,700   Caremark Rx, Inc. (NON)                                                                  13,197,221
.........................................................................................................................
         2,228,800   Johnson & Johnson                                                                       141,350,496
.........................................................................................................................
         3,911,500   Pfizer, Inc.                                                                            105,180,235
.........................................................................................................................
           527,100   Wyeth                                                                                    22,449,189
------------------------------------------------------------------------------------------------------------------------
                                                                                                             338,413,716
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.5%)
.........................................................................................................................
           891,200   Xerox Corp. (NON)                                                                        15,159,312
------------------------------------------------------------------------------------------------------------------------
Regional Bells (0.3%)
.........................................................................................................................
           217,400   Verizon Communications, Inc.                                                              8,806,874
------------------------------------------------------------------------------------------------------------------------
Restaurants (1.5%)
.........................................................................................................................
           315,800   Darden Restaurants, Inc. (S)                                                              8,760,292
.........................................................................................................................
           311,600   Starbucks Corp. (NON) (S)                                                                19,431,376
.........................................................................................................................
           298,700   Yum! Brands, Inc.                                                                        14,092,666
------------------------------------------------------------------------------------------------------------------------
                                                                                                              42,284,334
------------------------------------------------------------------------------------------------------------------------
Retail (14.0%)
.........................................................................................................................
           116,100   Abercrombie & Fitch Co. Class A                                                           5,450,895
.........................................................................................................................
           666,000   Best Buy Co., Inc.                                                                       39,573,720
.........................................................................................................................
            61,800   Chico's FAS, Inc. (NON) (S)                                                               2,813,754
.........................................................................................................................
            44,200   Claire's Stores, Inc.                                                                       939,250
.........................................................................................................................
           112,400   Coach, Inc. (NON)                                                                         6,339,360
.........................................................................................................................
           690,100   Costco Wholesale Corp.                                                                   33,407,741
.........................................................................................................................
         1,898,500   Home Depot, Inc. (The)                                                                   81,141,890
.........................................................................................................................
           389,059   Kohl's Corp. (NON)                                                                       19,130,031
.........................................................................................................................
           700,600   Lowe's Cos., Inc.                                                                        40,347,554
.........................................................................................................................
           545,600   Michaels Stores, Inc.                                                                    16,351,632
.........................................................................................................................
           268,800   Nordstrom, Inc.                                                                          12,561,024
.........................................................................................................................
            58,400   RadioShack Corp.                                                                          1,920,192
.........................................................................................................................
         1,086,400   Staples, Inc.                                                                            36,622,544
.........................................................................................................................
           457,500   Target Corp.                                                                             23,757,975
.........................................................................................................................
           148,400   Timberland Co. (The) Class A (NON)                                                        9,300,228
.........................................................................................................................
           192,700   TJX Cos., Inc. (The)                                                                      4,842,551
.........................................................................................................................
         1,245,200   Wal-Mart Stores, Inc.                                                                    65,771,464
.........................................................................................................................
            65,700   Williams-Sonoma, Inc. (NON) (S)                                                           2,302,128
------------------------------------------------------------------------------------------------------------------------
                                                                                                             402,573,933
------------------------------------------------------------------------------------------------------------------------
Schools (0.1%)
.........................................................................................................................
            40,700   Apollo Group, Inc. Class A (NON)                                                          3,284,897
------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.1%)
.........................................................................................................................
           125,000   Applied Materials, Inc. (NON)                                                             2,137,500
------------------------------------------------------------------------------------------------------------------------
Shipping (0.7%)
.........................................................................................................................
           115,900   FedEx Corp.                                                                              11,414,991
.........................................................................................................................
           219,500   J. B. Hunt Transport Services, Inc.                                                       9,844,575
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,259,566
------------------------------------------------------------------------------------------------------------------------
Software (10.5%)
.........................................................................................................................
         1,113,500   Adobe Systems, Inc.                                                                      69,860,990
.........................................................................................................................
           643,200   Autodesk, Inc.                                                                           24,409,440
.........................................................................................................................
           239,400   Computer Associates
                     International, Inc. (S)                                                                   7,435,764
.........................................................................................................................
         4,528,400   Microsoft Corp. (SEG)                                                                   120,953,564
.........................................................................................................................
         3,433,900   Oracle Corp. (NON)                                                                       47,113,108
.........................................................................................................................
         1,259,200   Symantec Corp. (NON)                                                                     32,436,992
------------------------------------------------------------------------------------------------------------------------
                                                                                                             302,209,858
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.0%)
.........................................................................................................................
           438,400   Accenture, Ltd. Class A (Bermuda) (NON)                                                  11,836,800
.........................................................................................................................
           148,000   Affiliated Computer Services, Inc.
                     Class A (NON) (S)                                                                         8,908,120
.........................................................................................................................
           186,500   Fiserv, Inc. (NON)                                                                        7,495,435
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,240,355
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.4%)
.........................................................................................................................
           251,300   CenturyTel, Inc.                                                                          8,913,611
.........................................................................................................................
           130,800   Sprint Corp. (FON Group) (S)                                                              3,250,380
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,163,991
------------------------------------------------------------------------------------------------------------------------
Textiles (1.2%)
.........................................................................................................................
           325,400   Liz Claiborne, Inc.                                                                      13,735,134
.........................................................................................................................
           219,600   NIKE, Inc.                                                                               19,915,524
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,650,658
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.9%)
.........................................................................................................................
           438,500   Altria Group, Inc.                                                                       26,792,350
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $2,186,118,836)                                                                $2,794,040,296
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON) (cost $--)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
           123,220   Lucent Technologies, Inc.                                                  12/10/07        $189,759
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $28,737,412   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 2.15% to 2.50%
                     and due dates ranging from
                     January 3, 2005 to February 2, 2005 (d)                                                 $28,711,700
.........................................................................................................................
        85,417,680   Putnam Prime Money Market Fund (e)                                                       85,417,680
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $114,129,380)                                                                    $114,129,380
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $2,300,248,216)                                                                $2,908,359,435
------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2004
------------------------------------------------------------------------------
                                         Aggregate  Expiration     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Russell 2000 Index
Mini (Long)               $47,872,800  $46,421,242      Mar-05     $1,451,558
...............................................................................
S&P 500 Index
(Long)                     10,923,300   10,621,935      Mar-05        301,365
------------------------------------------------------------------------------
                                                                   $1,752,923
------------------------------------------------------------------------------


Written Options Outstanding at December 31,2004
(premiums received $192,422)
------------------------------------------------------------------------------
Contract                                    Expiration Date/
Amount                                      Strike Price                Value
...............................................................................
       32,118 Abercrombie & Fitch Co.
              Class A (Call)                Jan 05/$49.78              $3,344
...............................................................................
       31,888 Abercrombie & Fitch Co.
              Class A (Call)                Jan 05/$50.22               3,316
...............................................................................
       99,640 Altera Corp. (Put)            Jan 05/$18.23               7,842
...............................................................................
       36,113 Best Buy Co., Inc. (Put)      Jan 05/$50.32                 134
...............................................................................
       87,732 Intel Corp. (Call)            Jan 05/$25.57               4,825
...............................................................................
       73,601 Intel Corp. (Call)            Jan 05/$25.36                   7
...............................................................................
       87,793 NationalSemiconductor
              Corp. (Put)                   Jan 05/$14.36                   9
...............................................................................
       32,885 Urban Outfitters, Inc. (Put)  Jan 05/$39.37               6,478
...............................................................................
       41,492 Valero Energy Corp. (Put)     Jan 05/$37.67                 415
------------------------------------------------------------------------------
                                                                      $26,370
------------------------------------------------------------------------------
See page 225 for Notes to the Portfolios.


PUTNAM VARIABLE TRUST

Notes to the Portfolios
December 31, 2004

  (a) Percentages indicated are based on net assets.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at December 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at December 31, 2004. Securities rated by Putnam are indicated by "/P". Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities by fund did not exceed 2.8% of each fund's net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) These securities, in part or in entirety, were pledged and segregated with the custodian to cover margin requirements for futures contracts on Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Health Sciences Fund, Putnam VT Income Fund, Putnam VT Investors Fund, Putnam VT New Opportunities Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund at December 31, 2004.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at December 31, 2004.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2004. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).

  (d) See Note 1 to the financial statements.

  (e) See Note 6 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at December 31, 2004.

      The rates shown on Inverse Floating Rate Bonds (IFB), which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at December 31, 2004

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities
-----------------------------------------------------------------------------------------------------------------------------
December 31, 2004

                                            Putnam VT         Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                             American           Capital           Capital         Discovery       Diversified
                                           Government      Appreciation     Opportunities            Growth            Income
                                          Income Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1):
Unaffiliated issuers                     $293,861,016       $50,194,738       $22,240,307       $49,705,424      $560,920,550
Affiliated issuers  (Note 6)                       --           406,756           388,074         1,577,223        61,721,751
Cash                                        1,514,891                24                22                --         3,808,799
Foreign currency, at value (Note 1)                --                --                --                --         3,221,916
Dividends, interest, and other
receivables                                 1,619,379            67,748            31,510            24,606         8,154,055
Receivable for shares of the fund sold          4,888            20,304           117,625                --             4,801
Receivable for securities sold             33,263,629           467,055            92,983            96,624        33,532,622
Receivable for variation margin
(Note 1)                                       65,070                --                --                --                --
Receivable for open swap contracts
(Note 1)                                      398,213                --                --                --           753,164
Receivable for open forward currency
contracts (Note 1)                                 --                --                --                --           553,888
Receivable for closed forward currency
contracts (Note 1)                                 --                --                --                --           439,413
Receivable for open credit default
contracts (Note 1)                                 --                --                --                --            33,961
Foreign tax reclaim                                --                --                --                --            12,493
..............................................................................................................................
Total assets                              330,727,086        51,156,625        22,870,521        51,403,877       673,157,413
..............................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                   --                --                --             2,668                --
Payable for variation margin (Note 1)              --                --                --                --           240,720
Payable for securities purchased           66,827,942           680,245           302,808            42,501        79,055,600
Payable for shares of the fund
repurchased                                   103,970             4,069             1,230            12,120            53,184
Payable for compensation of Manager
(Notes 2 and 6)                               310,357            19,801             9,249            19,554           901,007
Payable for investor servicing and
custodian fees (Note 2)                        23,582            11,275             8,136            13,530            60,281
Payable for Trustee compensation and
expenses (Note 2)                              21,846             9,796             1,325            15,946            63,965
Payable for administrative services
(Note 2)                                          920               575                 8               621             1,488
Payable for distribution fees (Note 2)         18,549             4,855             1,842               369            31,605
Collateral on securities loaned, at
value (Note 1)                                     --           885,500                --                --         1,229,218
Payable for open swap contracts
(Note 1)                                       96,301                --                --                --           308,771
Payable for open forward currency
contracts (Note 1)                                 --                --                --                --           865,979
Payable for closed forward currency
contracts (Note 1)                                 --                --                --                --           521,010
TBA sale commitments, at value (Note 1)    31,639,178                --                --                --        30,740,530
Written options outstanding, at value
(Note 1)                                           --                --                --             5,310                --
Payable for open credit default
contracts (Note 1)                                 --                --                --                --             3,170
Other accrued expenses                         51,767            15,900            10,143            37,356           113,186
..............................................................................................................................
Total liabilities                          99,094,412         1,632,016           334,741           149,975       114,189,714
..............................................................................................................................
Net assets                               $231,632,674       $49,524,609       $22,535,780       $51,253,902      $558,967,699
..............................................................................................................................
Represented by:
Paid-in capital  (Unlimited shares
authorized)(Notes 1 and 4)               $223,718,458       $43,696,422       $19,677,207       $52,828,236      $634,433,036
Undistributed net investment income
(loss)(Note 1)                              7,079,739           284,168             6,397                --        39,104,607
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                          31,670        (1,198,785)           56,140       (10,411,917)     (131,509,785)
Net unrealized appreciation
(depreciation)of investments and
assets and liabilities in foreign
currencies                                    802,807         6,742,804         2,796,036         8,837,583        16,939,841
..............................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                              $231,632,674       $49,524,609       $22,535,780       $51,253,902      $558,967,699
..............................................................................................................................
Computation of net asset value Class IA
Net Assets                               $144,320,469       $26,222,875       $13,522,863       $17,067,780      $409,381,321
Number of shares outstanding               12,278,362         3,003,220           936,444         3,400,720        44,173,588
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                   $11.75             $8.73            $14.44             $5.02             $9.27
Computation of net asset value Class IB
Net Assets                                $87,312,205       $23,301,734        $9,012,917       $34,186,122      $149,586,378
Number of shares outstanding                7,458,198         2,689,769           625,940         6,880,848        16,313,596
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                   $11.71             $8.66            $14.40             $4.97             $9.17
..............................................................................................................................
Cost of investments (Note 1):
Unaffiliated issuers                     $293,469,692       $43,451,934       $19,444,271       $40,868,887      $544,468,358
Affiliated issuers (Note 6)                        --           406,756           388,074         1,577,223        61,721,751
Cost of foreign currency (Note 1)                  --                --                --                --         3,084,497
Value of securities on loan (Note 1)               --           863,796                --                --         1,188,421
Proceeds receivable on TBA sale
commitments (Note 1)                       31,665,632                --                --                --        30,769,648
Premiums received on written options
(Note 1)                                           --                --                --             6,356                --
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities
(continued)
-----------------------------------------------------------------------------------------------------------------------------
December 31, 2004
                                            Putnam VT         Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                        Equity Income The George Putnam      Global Asset     Global Equity            Growth
                                                 Fund    Fund of Boston   Allocation Fund              Fund   and Income Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)
Unaffiliated issuers                     $131,774,818      $758,407,741      $406,912,548      $691,247,134    $5,405,406,557
Affiliated issuers (Note 6)                 4,674,517        69,278,994        53,383,767        24,202,319        27,551,307
Cash                                           18,161         3,659,086         1,239,406                --                --
Foreign currency, at value (Note 1)                --                --         1,578,567           506,192                --
Dividends, interest, and other
receivables                                   246,181         2,738,882         1,457,619         1,761,907         9,106,258
Receivable for shares of the fund sold        310,776            16,721                --                27            61,153
Receivable for securities sold                883,764        36,558,378        14,391,712           247,261        16,044,766
Receivable for variation margin
(Note 1)                                           --           140,219                --                --                --
Receivable for open swap contracts
(Note 1)                                           --           650,185         1,626,084                --                --
Receivable for closed swap contracts
(Note 1)                                           --                --             6,220                --                --
Receivable for open forward currency
contracts (Note 1)                                 --             6,272           484,279           695,402                --
Receivable for closed forward currency
contracts (Note 1)                                 --                --           316,389           185,365                --
Receivable for open credit default
contracts (Note 1)                                 --            23,389            26,076                --                --
Foreign tax reclaim                                --                --            11,701            21,319                --
..............................................................................................................................
Total assets                              137,908,217       871,479,867       481,434,368       718,866,926     5,458,170,041
..............................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                   --                --                --             1,487            42,553
Payable for variation margin (Note 1)              --                --            94,486               781                --
Payable for securities purchased            1,922,331        90,318,119        34,753,423         3,238,889         9,153,005
Payable for shares of the fund
repurchased                                        91           195,268           175,357           399,751         3,543,104
Payable for compensation of Manager
(Notes 2 and 6)                                71,684         1,092,092           705,338         1,284,764         6,385,110
Payable for investor servicing and
custodian fees (Note 2)                        17,337            44,176            81,292            27,089            84,809
Payable for Trustee compensation and
expenses (Note 2)                               5,235            44,975            81,609           160,256           400,963
Payable for administrative services
(Note 2)                                          887             1,527               972             1,599             5,106
Payable for distribution fees (Note 2)         11,380            61,671            10,012            15,778           183,081
Collateral on securities loaned, at
value (Note 1)                                     --        10,227,319         5,857,141        28,361,614        61,639,802
Payable for open swap contracts
(Note 1)                                           --           132,509         3,596,435                --                --
Payable for closed swap contracts
(Note 1)                                           --            42,161                --                --                --
Payable for open forward currency
contracts (Note 1)                                 --                --           744,285           894,539                --
Payable for closed forward currency
contracts (Note 1)                                 --                --           330,509           368,469                --
Credit default contracts outstanding,
at value (Note 1)                                  --            53,094         1,291,043                --                --
Payable for open credit default
contracts (Note 1)                                 --             1,142               434                --                --
TBA sale commitments, at value (Note 1)            --        30,219,147        13,845,257                --                --
Other accrued expenses                         22,092           111,869            98,765           229,860           713,230
..............................................................................................................................
Total liabilities                           2,051,037       132,545,069        61,666,358        34,984,876        82,150,763
..............................................................................................................................
Net assets                               $135,857,180      $738,934,798      $419,768,010      $683,882,050    $5,376,019,278
..............................................................................................................................
Represented by:
Paid-in capital  (Unlimited shares
authorized)(Notes 1 and 4)               $116,938,475      $653,887,962      $449,653,886    $1,484,820,736    $4,474,820,512
Undistributed net investment income
(loss)(Note 1)                              1,614,591        15,380,642         7,912,174         6,573,481        88,667,430
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                       1,836,450       (26,296,522)      (80,958,302)     (891,470,970)     (496,524,550)
Net unrealized appreciation
(depreciation)of investments and
assets and liabilities in foreign
currencies                                 15,467,664        95,962,716        43,160,252        83,958,803     1,309,055,886
..............................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                              $135,857,180      $738,934,798      $419,768,010      $683,882,050    $5,376,019,278
..............................................................................................................................
Computation of net asset value Class IA
Net Assets                                $80,093,101      $444,636,711      $371,881,550      $608,379,342    $4,504,541,714
Number of shares outstanding                5,915,587        38,292,608        26,145,068        58,956,563       175,999,923
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                   $13.54            $11.61            $14.22            $10.32            $25.59
Computation of net asset value Class IB
Net Assets                                $55,764,079      $294,298,087       $47,886,460       $75,502,708      $871,477,564
Number of shares outstanding                4,132,286        25,469,579         3,360,726         7,374,966        34,250,342
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                   $13.49            $11.55            $14.25            $10.24            $25.44
..............................................................................................................................
Cost of investments (Note 1):
Unaffiliated issuers                     $116,307,154      $662,746,601      $362,294,957      $607,771,356    $4,096,350,671
Affiliated issuers (Note 6)                 4,674,517        69,278,994        53,383,767        24,202,319        27,551,307
Cost of foreign currency (Note 1)                  --                --         1,466,227           495,275                --
Premiums received on credit default
contracts (Note 1)                                 --            63,022         1,589,943                --                --
Value of securities on loan (Note 1)               --         9,882,685         5,634,943        27,382,264        59,474,127
Proceeds receivable on TBA sale
commitments (Note 1)                               --        30,211,508        13,863,321                --                --
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities
(continued)
-----------------------------------------------------------------------------------------------------------------------------
December 31, 2004

                                            Putnam VT         Putnam VT                                             Putnam VT
                                               Growth            Health         Putnam VT                       International
                                        Opportunities          Sciences        High Yield         Putnam VT            Equity
                                                 Fund              Fund              Fund       Income Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)
Unaffiliated issuers                      $65,725,283      $336,237,425      $676,826,872    $1,039,605,668      $966,314,097
Affiliated issuers (Note 6)                 1,655,035         8,926,445        11,686,090       182,274,932        18,955,930
Cash                                              287                --         3,261,465         4,856,566           511,596
Foreign currency, at value (Note 1)                --               119                --                --           313,062
Dividends, interest, and other
receivables                                    56,914           225,005        11,057,703         6,736,467         1,462,566
Receivable for shares of the fund sold         19,464           112,792           219,358           702,246           140,523
Receivable for securities sold                     --                --         1,513,666       123,836,384         1,776,267
Receivable for variation margin
(Note 1)                                           --                --                --           817,131                --
Receivable for open swap contracts
(Note 1)                                           --                --         1,199,225         2,535,468                --
Receivable for open forward currency
contracts (Note 1)                                 --           407,937                --                --         2,823,980
Receivable for closed forward currency
contracts (Note 1)                                 --            40,684                --                --           868,976
Receivable for open credit default
contracts (Note 1)                                 --                --             9,378            70,899                --
Foreign tax reclaim                                --            43,549                --                --            97,687
..............................................................................................................................
Total assets                               67,456,983       345,993,956       705,773,757     1,361,435,761       993,264,684
..............................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                   --            29,483                --                --                --
Payable for variation margin (Note 1)              --             1,750                --                --                --
Payable for securities purchased                   --                --         2,498,766       321,029,512         1,788,220
Payable for shares of the fund
repurchased                                    32,722            89,512           237,251           155,313           955,632
Payable for compensation of Manager
(Notes 2 and 6)                               103,824           567,187         1,172,904         1,237,063         1,761,227
Payable for investor servicing and
custodian fees (Note 2)                         8,625            22,577            52,994            71,017           109,425
Payable for Trustee compensation and
expenses (Note 2)                              16,423            34,938           104,144           111,307            81,211
Payable for administrative services
(Note 2)                                          666               959             1,527             1,495             1,631
Payable for distribution fees (Note 2)          7,613            33,812            36,854            58,692           115,024
Collateral on securities loaned, at
value (Note 1)                                     --        10,951,311           341,095         5,774,823         1,094,000
Payable for open swap contracts
(Note 1)                                           --                --                --           362,408                --
Payable for open forward currency
contracts (Note 1)                                 --            49,754           152,318                --           805,640
Payable for closed forward currency
contracts (Note 1)                                 --            15,848                --                --           535,505
TBA sale commitments, at value (Note 1)            --                --                --       116,133,622                --
Credit default contracts outstanding,
at value (Note 1)                                  --                --                --           171,935                --
Payable for open credit default
contracts (Note 1)                                 --                --               876             3,961                --
Other accrued expenses                         32,663           117,456           169,903           139,942           263,363
..............................................................................................................................
Total liabilities                             202,536        11,914,587         4,768,632       445,251,090         7,510,878
..............................................................................................................................
Net assets                                $67,254,447      $334,079,369      $701,005,125      $916,184,671      $985,753,806
..............................................................................................................................
Represented by:
Paid-in capital  (Unlimited shares
authorized)(Notes 1 and 4)               $162,651,048      $345,037,868    $1,018,432,456      $880,840,055      $971,081,053
Undistributed net investment income
(loss)(Note 1)                                444,931           264,016        49,888,375        28,539,884        12,776,392
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                    (106,675,248)      (71,533,182)     (383,184,725)        9,180,021      (193,537,458)
Net unrealized appreciation
(depreciation)of investments and
assets and liabilities in foreign
currencies                                 10,833,716        60,310,667        15,869,019        (2,375,289)      195,433,819
..............................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                               $67,254,447      $334,079,369      $701,005,125      $916,184,671      $985,753,806
..............................................................................................................................
Computation of net asset value Class IA
Net Assets                                $31,195,733      $171,982,221      $525,899,071      $637,567,853      $427,547,887
Number of shares outstanding                6,610,924        14,573,639        64,953,256        49,189,637        28,892,074
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                    $4.72            $11.80             $8.10            $12.96            $14.80
Computation of net asset value Class IB
Net Assets                                $36,058,714      $162,097,148      $175,106,054      $278,616,818      $558,205,919
Number of shares outstanding                7,718,079        13,823,283        21,750,581        21,632,842        37,939,057
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                    $4.67            $11.73             $8.05            $12.88            $14.71
..............................................................................................................................
Cost of investments (Note 1):
Unaffiliated issuers                      $54,891,567      $276,323,989      $662,013,262    $1,044,415,315      $772,947,261
Affiliated issuers (Note 6)                 1,655,035         8,926,445        11,686,090       182,274,932        18,955,930
Cost of foreign currency (Note 1)                  --               111                --                --           310,904
Premiums received on credit default
contracts (Note 1)                                 --                --                --           208,930                --
Value of securities on loan (Note 1)               --        10,670,105           312,740         5,638,785         1,046,958
Proceeds receivable on TBA sale
commitments (Note 1)                               --                --                --       116,084,578                --
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities
(continued)
-----------------------------------------------------------------------------------------------------------------------------
December 31, 2004

                                            Putnam VT         Putnam VT
                                        International     International         Putnam VT         Putnam VT         Putnam VT
                                           Growth and New Opportunities         Investors     Mid Cap Value      Money Market
                                          Income Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)
Unaffiliated issuers                     $343,431,249      $227,494,544      $577,635,457       $49,783,616      $373,730,272
Affiliated issuers (Note 6)                 4,597,953         4,267,422         9,537,207           492,045                --
Cash                                           22,066                --               493                29            14,475
Foreign currency, at value (Note 1)            26,274            59,692                --                --                --
Dividends, interest, and other
receivables                                   428,400           270,113           665,912            53,165           275,490
Receivable for shares of the fund sold          5,181             9,842             8,922            55,680           714,864
Receivable for securities sold                372,961           406,531         4,823,278                --                --
Foreign tax reclaim                            82,279            53,982                --                --                --
..............................................................................................................................
Total assets                              348,966,363       232,562,126       592,671,269        50,384,535       374,735,101
..............................................................................................................................
Liabilities
Distributions payable to shareholder               --                --                --                --            23,374
Payable to subcustodian (Note 2)                   --            46,613                --                --                --
Payable for variation margin (Note 1)              --                --             5,211                --                --
Payable for securities purchased              156,821                --         4,183,812                --                --
Payable for shares of the fund
repurchased                                   195,017           196,518           193,027                --         1,136,741
Payable for compensation of Manager
(Notes 2 and 6)                               641,133           546,295           859,737            29,243           428,369
Payable for investor servicing and
custodian fees (Note 2)                        42,006             9,486            15,462             8,304            32,307
Payable for Trustee compensation and
expenses (Note 2)                              41,270            39,755            50,821             2,567            50,785
Payable for administrative services
(Note 2)                                        1,037             1,004             1,475               575               867
Payable for distribution fees (Note 2)         17,901            29,310            47,478             2,976            22,624
Collateral on securities loaned, at
value (Note 1)                              1,964,665           865,000        33,539,499                --                --
Written options outstanding, at value
(Note 1)                                           --                --             4,312                --                --
Other accrued expenses                         90,516           103,267           153,618            14,170            57,363
..............................................................................................................................
Total liabilities                           3,150,366         1,837,248        39,054,452            57,835         1,752,430
..............................................................................................................................
Net assets                               $345,815,997      $230,724,878      $553,616,817       $50,326,700      $372,982,671
..............................................................................................................................
Represented by:
Paid-in capital  (Unlimited shares
authorized)(Notes 1 and 4)               $324,844,001      $388,694,461      $892,265,327       $42,005,412      $372,982,671
Undistributed net investment income
(loss)(Note 1)                              3,358,684         1,704,818         5,948,058           183,595                --
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                     (53,214,261)     (196,929,849)     (440,934,392)          861,967                --
Net unrealized appreciation
(depreciation)of investments and
assets and liabilities in foreign
currencies                                 70,827,573        37,255,448        96,337,824         7,275,726                --
..............................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                              $345,815,997      $230,724,878      $553,616,817       $50,326,700      $372,982,671
..............................................................................................................................
Computation of net asset value Class IA
Net Assets                               $258,073,431       $89,614,557      $326,878,889       $35,819,336      $264,970,803
Number of shares outstanding               19,018,437         7,153,788        32,568,699         2,431,868       264,966,514
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                   $13.57            $12.53            $10.04            $14.73             $1.00
Computation of net asset value Class IB
Net Assets                                $87,742,566      $141,110,321      $226,737,928       $14,507,364      $108,011,868
Number of shares outstanding                6,494,627        11,316,621        22,692,912           988,111       108,016,157
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                   $13.51            $12.47             $9.99            $14.68             $1.00
..............................................................................................................................
Cost of investment (Note 1):
Unaffiliated issuers                     $272,624,596      $190,260,451      $481,445,851       $42,507,890      $373,730,272
Affiliated issuers (Note 6)                 4,597,953         4,267,422         9,537,207           492,045                --
Cost of foreign currency (Note 1)              25,762            57,710                --                --                --
Premiums received on written options
(Note 1)                                           --                --            18,740                --                --
Value of securities on loan (Note 1)        1,870,555           820,813        32,658,528                --                --
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities
(continued)
-----------------------------------------------------------------------------------------------------------------------------
December 31, 2004

                                            Putnam VT         Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                    New Opportunities         New Value    OTC & Emerging          Research         Small Cap
                                                 Fund              Fund       Growth Fund              Fund        Value Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)
Unaffiliated issuers                   $1,761,153,369      $641,190,502      $100,093,686      $235,662,733      $863,123,747
Affiliated issuers (Note 6)                35,958,345         8,009,000         3,730,601         1,236,607        23,130,250
Cash                                               --                --               219                69         1,815,761
Dividends, interest, and other
receivables                                 1,120,624         1,307,773            31,261           282,099           905,305
Receivable for shares of the fund sold              8            43,048                --                --            91,821
Receivable for securities sold              2,576,261         4,168,845           280,375                --         2,300,260
Foreign tax reclaim                                --                --                --             1,805                --
..............................................................................................................................
Total assets                            1,800,808,607       654,719,168       104,136,142       237,183,313       891,367,144
..............................................................................................................................
Liabilities
Payable to subcustodian (Note 2)              424,643             8,579                --                --                --
Payable for variation margin (Note 1)           2,580                --                --                --                --
Payable for securities purchased            1,701,504         6,385,626           133,569                --         1,457,621
Payable for shares of the fund
repurchased                                 1,967,224           406,420            85,042           234,071           378,534
Payable for compensation of Manager
(Notes 2 and 6)                             2,616,051         1,041,407           171,352           375,992         1,451,509
Payable for investor servicing and
custodian fees (Note 2)                        84,803            14,026            14,304             7,929            26,811
Payable for Trustee compensation and
expenses (Note 2)                             232,146            42,246            30,132            31,299            30,736
Payable for administrative services
(Note 2)                                        2,856             1,469               900               972             1,488
Payable for distribution fees (Note 2)         36,114            41,132             8,587            26,525            98,104
Collateral on securities loaned, at
value (Note 1)                                     --         5,029,900                --                --        63,209,440
Payable for open forward currency
contracts (Note 1)                                 --                --                --            35,350                --
Written options outstanding, at value
(Note 1)                                       10,340                --            16,069                --                --
Other accrued expenses                        519,120           124,474            66,512            68,747           135,529
..............................................................................................................................
Total liabilities                           7,597,381        13,095,279           526,467           780,885        66,789,772
..............................................................................................................................
Net assets                             $1,793,211,226      $641,623,889      $103,609,675      $236,402,428      $824,577,372
..............................................................................................................................
Represented by:
Paid-in capital  (Unlimited shares
authorized)(Notes 1 and 4)             $2,933,845,648      $498,539,727      $466,571,264      $310,265,196      $536,443,135
Undistributed net investment income
(loss)(Note 1)                              5,595,636         6,397,432                 -         2,117,330         2,434,300
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                  (1,372,970,364)       (6,176,176)     (380,353,647)      (99,216,717)       37,942,144
Net unrealized appreciation
(depreciation)of investments and
assets and liabilities in foreign
currencies                                226,740,306       142,862,906        17,392,058        23,236,619       247,757,793
..............................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                            $1,793,211,226      $641,623,889      $103,609,675      $236,402,428      $824,577,372
..............................................................................................................................
Computation of net asset value Class IA
Net Assets                             $1,621,906,408      $443,680,260       $62,565,814      $110,116,203      $348,938,378
Number of shares outstanding               95,127,794        27,010,477        10,333,731         9,622,644        15,206,726
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                   $17.05            $16.43             $6.05            $11.44            $22.95
Computation of net asset value Class IB
Net Assets                               $171,304,818      $197,943,629       $41,043,861      $126,286,225      $475,638,994
Number of shares outstanding               10,198,664        12,118,644         6,866,690        11,095,281        20,868,440
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                   $16.80            $16.33             $5.98            $11.38            $22.79
..............................................................................................................................
Cost of investments (Note 1):
Unaffiliated issuers                   $1,534,799,919      $498,327,606       $82,704,738      $212,390,594      $615,365,954
Affiliated issuers (Note 6)                35,958,345         8,009,000         3,730,601         1,236,607        23,130,250
Premiums received on written options
(Note 1)                                       16,200                --            19,179                --                --
Value of securities on loan (Note 1)               --         4,920,306                --                --        61,104,034
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities
(continued)
-----------------------------------------------------------------------------------------
December 31, 2004

                                            Putnam VT         Putnam VT         Putnam VT
                                     Utilities Growth             Vista           Voyager
                                      and Income Fund              Fund              Fund
-----------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)
Unaffiliated issuers                     $485,135,213      $562,674,388    $2,822,941,755
Affiliated issuers (Note 6)                 6,435,920         8,799,369        85,417,680
Cash                                              122                --            16,715
Foreign currency, at value (Note 1)           807,774                --                --
Dividends, interest, and other
receivables                                 1,381,160           114,692         2,005,277
Receivable for shares of the fund sold             14             3,959            69,736
Receivable for securities sold                597,595                --         1,484,874
Receivable for variation margin
(Note 1)                                        2,438             3,100            27,600
Receivable for open forward currency
contracts (Note 1)                             76,431                --                --
Foreign tax reclaim                            17,584                --                --
..........................................................................................
Total assets                              494,454,251       571,595,508     2,911,963,637
..........................................................................................
Liabilities
Payable to subcustodian  (Note 2)                  --           193,292                --
Payable for securities purchased              130,425                --                --
Payable for shares of the fund
repurchased                                   290,791           410,505         2,068,194
Payable for compensation of Manager
(Notes 2 and 6)                               712,176           804,871         3,991,507
Payable for investor servicing and
custodian fees (Note 2)                        24,941            12,796           113,338
Payable for Trustee compensation and
expenses (Note 2)                              92,091            44,055           331,378
Payable for administrative services
(Note 2)                                        1,024             1,449             4,643
Payable for distribution fees (Note 2)         12,273            54,278           109,482
Collateral on securities loaned, at
value (Note 1)                             78,328,753        50,052,197        28,711,700
Payable for open forward currency
contracts (Note 1)                            419,410                --                --
Payable for closed forward currency
contracts (Note 1)                             24,651                --                --
Written options outstanding, at value
(Note 1)                                           --                --            26,370
Credit default contracts outstanding,
at value (Note 1)                                 754                --                --
Other accrued expenses                        108,358           174,976           558,649
..........................................................................................
Total liabilities                          80,145,647        51,748,419        35,915,261
..........................................................................................
Net assets                               $414,308,604      $519,847,089    $2,876,048,376
..........................................................................................
Represented by:
Paid-in capital (Unlimited shares
authorized)(Notes 1 and 4)               $418,717,472      $888,606,781    $4,140,466,996
Undistributed net investment income
(loss)(Note 1)                              8,739,961                --        23,096,343
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                    (145,691,352)     (481,662,715)   (1,897,545,157)
Net unrealized appreciation
(depreciation)of investments and
assets and liabilities in foreign
currencies                                132,542,523       112,903,023       610,030,194
..........................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                              $414,308,604      $519,847,089    $2,876,048,376
..........................................................................................
Computation of net asset value Class IA
Net Assets                               $355,946,672      $260,963,576    $2,357,097,327
Number of shares outstanding               26,183,761        20,737,681        86,125,869
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                   $13.59            $12.58            $27.37
Computation of net asset value Class IB
Net Assets                                $58,361,932      $258,883,513      $518,951,049
Number of shares outstanding                4,311,696        20,831,625        19,076,027
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                   $13.54            $12.43            $27.20
..........................................................................................
Cost of investments (Note 1):
Unaffiliated issuers                     $352,277,149      $449,950,939    $2,214,830,536
Affiliated issuers (Note 6)                 6,435,920         8,799,369        85,417,680
Cost of foreign currency (Note 1)             801,407                --                --
Premiums received on written options
(Note 1)                                           --                --           192,422
Premiums received on credit default
contracts (Note 1)                              1,730                --                --
Value of securities on loan (Note 1)       75,769,073        48,723,863        27,962,931
-----------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Operations
-----------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2004

                                            Putnam VT         Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                             American           Capital           Capital         Discovery       Diversified
                                           Government      Appreciation     Opportunities            Growth            Income
                                          Income Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                         $--          $704,512          $226,981          $320,643          $678,248
Interest-unaffiliated issuers               8,862,743             1,772             2,371             3,108        35,571,807
Interest-affiliated  issuers (Note 6)              --             3,667               949            11,606           586,272
Securities lending                                 --            10,757                --                               4,442
Less: foreign taxes withheld                       --              (680)             (396)             (222)               --
..............................................................................................................................
Total investment income                     8,862,743           720,028           229,905           335,135        36,840,769
..............................................................................................................................
Expenses
Compensation of Manager (Note 2)            1,746,204           289,965            95,724           359,935         3,916,733
Investor servicing fees (Note 2)               79,361            13,501             4,573            15,416           171,019
Custodian fees (Note 2)                       151,314            79,645            53,785            87,623           315,251
Trustee compensation and expenses
(Note 2)                                       14,229             8,767             1,763            10,009            26,571
Administrative services (Note 2)               12,633             7,880               100             8,456            20,373
Distribution fees-Class IB (Note 2)           239,314            52,356            15,213            83,971           362,225
Auditing                                       31,682            29,008            29,225            32,836            85,320
Legal                                          16,315            14,363            14,085            14,426            28,343
Other                                          65,160            17,284             8,264            28,118           153,918
Non-recurring costs (Notes 2 and 7)            12,765             3,447               796             4,132            25,877
Costs assumed by Manager (Notes 2 and
7)                                            (12,765)           (3,447)             (796)           (4,132)          (25,877)
Fees waived and reimbursed by Manager
(Notes 2 and 6)                              (337,981)          (58,677)          (65,395)          (73,684)         (187,580)
..............................................................................................................................
Total expenses                              2,018,231           454,092           157,337           567,106         4,892,173
..............................................................................................................................
Expense reduction (Note 2)                    (27,681)          (19,181)              (65)          (26,306)          (19,953)
..............................................................................................................................
Net expenses                                1,990,550           434,911           157,272           540,800         4,872,220
..............................................................................................................................
Net investment income (loss)                6,872,193           285,117            72,633          (205,665)       31,968,549
..............................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                              (634,719)        5,135,339           725,180         4,821,058        14,793,449
Net realized gain (loss) on futures
contracts (Note 1)                          1,643,398                --                --                --           492,048
Net realized gain (loss) on swap
contracts (Note 1)                            463,070                --                --                --         1,348,812
Net realized gain (loss) on written
options (Notes 1 and 3)                            --           (47,577)               --             3,021                --
Net realized gain (loss) on credit
default  contracts (Note 1)                        --                --                --                --            63,106
Net realized gain (loss) on foreign
currency transactions (Note 1)                     --                --                31                --        (1,418,956)
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                    --                --                --                --           392,051
Net unrealized appreciation
(depreciation) of investments, written
options, TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year          (1,024,056)          795,638         1,984,240        (1,126,237)        3,266,635
..............................................................................................................................
Net gain (loss) on investments                447,693         5,883,400         2,709,451         3,697,842        18,937,145
..............................................................................................................................
Net increase (decrease) in net assets
resulting from operations                  $7,319,886        $6,168,517        $2,782,084        $3,492,177       $50,905,694
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Operations (continued)
-----------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2004

                                            Putnam VT         Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                        Equity Income The George Putnam      Global Asset     Global Equity            Growth
                                                 Fund    Fund of Boston   Allocation Fund              Fund   and Income Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                  $2,487,498       $10,431,720        $4,985,404       $14,071,457      $120,575,916
Interest-unaffiliated issuers                  14,141         9,427,727         6,052,726            74,941           323,869
Interest-affiliated  issuers (Note 6)          27,270           617,142           356,434           179,498           186,339
Securities lending                                 --            16,603            56,624            56,768            88,966
Less: foreign taxes withheld                   (9,320)          (33,337)         (187,678)         (910,027)          (24,399)
Total investment income                     2,519,589        20,459,855        11,263,510        13,472,637       121,150,691
..............................................................................................................................
Expenses
Compensation of Manager (Note 2)              632,230         4,442,628         2,976,589         5,328,101        26,305,072
Investor servicing fees (Note 2)               30,105           215,838           127,407           206,443         1,640,087
Custodian fees (Note 2)                        88,858           286,019           630,602           534,965           385,042
Trustee compensation and expenses
(Note 2)                                        9,407            26,785            18,195            30,495           107,317
Administrative services (Note 2)               10,338            20,860            13,324            21,877            69,808
Distribution fees-Class IB (Note 2)            93,243           672,681            97,448           182,284         2,086,230
Auditing                                       25,939            65,067            76,079            69,648            98,433
Legal                                          14,921            19,567            17,563            20,257            65,061
Other                                          28,912           156,023           132,764           293,041           981,212
Non-recurring costs (Notes 2 and 7)             4,082            29,206            19,947            39,422           199,811
Costs assumed by Manager (Notes 2 and
7)                                             (4,082)          (29,206)          (19,947)          (39,422)         (199,811)
Fees waived and reimbursed by Manager
(Notes 2 and 6)                               (31,574)          (56,446)          (44,163)          (15,691)          (18,110)
..............................................................................................................................
Total expenses                                902,379         5,849,022         4,045,808         6,671,420        31,720,152
..............................................................................................................................
Expense reduction (Note 2)                       (838)         (134,016)         (149,991)         (619,859)       (1,037,389)
..............................................................................................................................
Net expenses                                  901,541         5,715,006         3,895,817         6,051,561        30,682,763
..............................................................................................................................
Net investment income (loss)                1,618,048        14,744,849         7,367,693         7,421,076        90,467,928
..............................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                             1,890,706        32,879,356        38,723,475+       78,201,415*      364,911,126
Net realized gain (loss) on futures
contracts (Note 1)                                 --           290,278          (257,168)        1,341,866            88,323
Net realized gain (loss) on swap
contracts (Note 1)                                 --           763,566         1,310,682                --                --
Net realized gain (loss) on written
options (Notes 1 and 3)                            --                --               286                --            68,045
Net realized gain (loss) on credit
default  contracts (Note 1)                        --           (87,311)          (53,330)               --                --
Net realized gain (loss) on foreign
currency transactions (Note 1)                     --            24,203        (2,059,236)         (446,195)           (3,937)
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                    --            (5,055)          (48,749)         (302,394)               --
Net unrealized appreciation
(depreciation) of investments, written
options TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year           9,814,421         9,399,603        (7,912,997)        1,017,791       120,104,618
..............................................................................................................................
Net gain (loss) on investments             11,705,127        43,264,640        29,702,963        79,812,483       485,168,175
..............................................................................................................................
Net increase (decrease) in net assets
resulting from operations                 $13,323,175       $58,009,489       $37,070,656       $87,233,559      $575,636,103
-----------------------------------------------------------------------------------------------------------------------------

+ Net of foreign tax of $1,660.

* Net of foreign tax of $98,836.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Operations (continued)
-----------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2004
                                            Putnam VT         Putnam VT                                             Putnam VT
                                               Growth            Health         Putnam VT         Putnam VT     International
                                        Opportunities          Sciences        High Yield            Income            Equity
                                                 Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                  $1,156,869        $4,199,684        $1,743,921               $--       $21,716,345
Interest-unaffiliated issuers                   1,715            19,513        56,275,329        33,850,241            36,930
Interest-affiliated  issuers (Note 6)           7,888            40,628           216,676         1,307,468            90,464
Securities lending                              1,733            46,499             3,085             1,887            94,061
Less: foreign taxes withheld                       --          (170,394)               --                --        (2,584,263)
..............................................................................................................................
Total investment income                     1,168,205         4,135,930        58,239,011        35,159,596        19,353,537
..............................................................................................................................
Expenses
Compensation of Manager (Note 2)              494,221         2,404,002         4,739,471         5,793,557         6,990,611
Investor servicing fees (Note 2)               21,107           102,851           211,891           288,125           278,673
Custodian fees (Note 2)                        43,078           187,735           229,232           332,485           973,469
Trustee compensation and expenses
(Note 2)                                       11,387            16,993            28,129            37,053            30,200
Administrative services (Note 2)                9,139            13,122            20,898            23,088            22,224
Distribution fees-Class IB (Note 2)            91,598           404,077           402,881           677,320         1,277,054
Auditing                                       32,905            28,433            73,094            81,700            60,852
Legal                                          14,599            17,125            35,845            21,831            22,586
Other                                          39,018           150,405           234,980           205,874           360,649
Non-recurring costs (Notes 2 and 7)             6,722            18,741            31,489            39,574            39,162
Costs assumed by Manager (Notes 2 and
7)                                             (6,722)          (18,741)          (31,489)          (39,574)          (39,162)
Fees waived and reimbursed by Manager
(Notes 2 and 6)                               (32,669)           (3,895)          (32,152)         (406,089)           (7,506)
..............................................................................................................................
Total expenses                                724,383         3,320,848         5,944,269         7,054,944        10,008,812
..............................................................................................................................
Expense reduction (Note 2)                    (14,936)         (105,535)           (1,155)          (89,721)         (508,316)
..............................................................................................................................
Net expenses                                  709,447         3,215,313         5,943,114         6,965,223         9,500,496
..............................................................................................................................
Net investment income (loss)                  458,758           920,617        52,295,897        28,194,373         9,853,041
..............................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                            (1,576,164)       22,871,341        (9,856,855)       14,368,176        99,093,357*
Net realized gain (loss) on futures
contracts (Note 1)                                 --           (54,998)               --         6,981,544                --
Net realized gain (loss) on swap
contracts (Note 1)                                 --                --         2,647,446         3,495,099                --
Net realized gain (loss) on credit
default contracts (Note 1)                         --                --             4,846          (556,076)               --
Net realized gain (loss) on foreign
currency transactions (Note 1)                     --          (879,898)         (441,881)           83,911         4,821,842
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                    --           397,044           163,470           (89,392)          833,167
Net unrealized appreciation
(depreciation) of investments, written
options, TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year           1,991,365          (625,852)       27,071,305        (9,277,174)       26,602,179
..............................................................................................................................
Net gain (loss) on investments                415,201        21,707,637        19,588,331        15,006,088       131,350,545
..............................................................................................................................
Net increase (decrease) in net assets
resulting from operations                    $873,959       $22,628,254       $71,884,228       $43,200,461      $141,203,586
-----------------------------------------------------------------------------------------------------------------------------

* Net of foreign tax of $126,609.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Operations (continued)
-----------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2004

                                            Putnam VT         Putnam VT
                                        International     International         Putnam VT         Putnam VT         Putnam VT
                                           Growth and New Opportunities         Investors     Mid Cap Value      Money Market
                                          Income Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                  $7,146,124        $5,245,039       $10,539,541          $553,097               $--
Interest-unaffiliated issuers                  11,103            11,359            15,759             5,176         6,409,751
Interest-affiliated  issuers (Note 6)          28,678            24,677            36,947             7,889            12,271
Securities lending                                295             9,788            52,031                --                --
Less: foreign taxes withheld                 (825,244)         (599,471)          (26,586)               --                --
..............................................................................................................................
Total investment income                     6,360,956         4,691,392        10,617,692           566,162         6,422,022
..............................................................................................................................
Expenses
Compensation of Manager (Note 2)            2,421,792         2,262,441         3,496,254           244,735         2,048,794
Investor servicing fees (Note 2)               91,370            67,975           163,597            10,910           133,305
Custodian fees (Note 2)                       335,642           314,301           183,804            38,839           137,042
Trustee compensation and expenses
(Note 2)                                       18,828            18,141            25,267             5,657            18,937
Administrative services (Note 2)               14,083            13,703            20,158             7,866            12,403
Distribution fees-Class IB (Note 2)           175,319           340,578           541,241            24,676           282,086
Auditing                                       43,269            44,678            44,553            25,625            40,666
Legal                                          16,779            16,048            19,025            14,289            18,093
Other                                         118,965           130,806           196,225            14,036            72,856
Non-recurring costs (Notes 2 and 7)            16,313            13,353            31,501             2,888            17,877
Costs assumed by Manager (Notes 2 and
7)                                            (16,313)          (13,353)          (31,501)           (2,888)          (17,877)
Fees waived and reimbursed by Manager
(Notes 2 and 6)                                (2,806)          (31,671)           (3,246)          (23,076)          (79,396)
..............................................................................................................................
Total expenses                              3,233,241         3,177,000         4,686,878           363,557         2,684,786
..............................................................................................................................
Expense reduction (Note 2)                   (235,446)         (292,723)         (176,004)               --            (3,312)
..............................................................................................................................
Net expenses                                2,997,795         2,884,277         4,510,874           363,557         2,681,474
..............................................................................................................................
Net investment income (loss)                3,363,161         1,807,115         6,106,818           202,605         3,740,548
..............................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                            33,741,348*       38,632,241        57,660,267           901,925             5,355
Net realized gain (loss) on futures
contracts (Note 1)                                 --                --           424,254                --                --
Net realized gain (loss) on written
options (Notes 1 and 3)                            --                --           125,410                --                --
Net realized gain (loss) on foreign
currency transactions (Note 1)                129,980           (54,341)               92                --                --
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                               (47,595)          (19,885)              (78)               --                --
Net unrealized appreciation
(depreciation) of investments, written
options, TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year          22,683,089       (12,490,990)          622,806         4,943,569                --
..............................................................................................................................
Net gain (loss) on investments             56,506,822        26,067,025        58,832,751         5,845,494             5,355
..............................................................................................................................
Net increase (decrease) in net assets
resulting from operations                 $59,869,983       $27,874,140       $64,939,569        $6,048,099        $3,745,903
-----------------------------------------------------------------------------------------------------------------------------

* Net of foreign taxes of $56,202.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Operations (continued)
-----------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2004

                                            Putnam VT         Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                    New Opportunities         New Value    OTC & Emerging          Research         Small Cap
                                                 Fund              Fund       Growth Fund              Fund        Value Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                 $17,352,288       $11,345,356          $308,330        $4,311,351        $8,843,654
Interest-unaffiliated issuers                  75,707            16,836             5,649            21,896            43,688
Interest-affiliated  issuers (Note 6)         477,400            44,466            30,364            22,149           109,562
Securities lending                                 --            14,198                --             4,111           173,236
Less: foreign taxes withheld                  (11,005)               --              (672)          (10,691)           (7,889)
..............................................................................................................................
Total investment income                    17,894,390        11,420,856           343,671         4,348,816         9,162,251
..............................................................................................................................
Expenses
Compensation of Manager (Note 2)           10,942,308         3,987,188           739,038         1,556,170         5,338,268
Investor servicing fees (Note 2)              549,977           176,125            31,410            71,973           210,697
Custodian fees (Note 2)                       248,664           142,128            95,773           113,313           219,372
Trustee compensation and expenses
(Note 2)                                       52,329            24,583            14,323            17,599            24,309
Administrative services (Note 2)               39,190            19,991            10,407            13,328            20,105
Distribution fees-Class IB (Note 2)           420,451           416,109            99,295           310,360           954,764
Auditing                                       56,521            44,089            27,530            31,638            46,082
Legal                                          31,067            19,471            14,918            16,184            20,606
Other                                         853,843           169,507            78,871            86,468           166,501
Non-recurring costs (Notes 2 and 7)            82,982            26,308            10,993            14,486            25,901
Costs assumed by Manager (Notes 2 and
7)                                            (82,982)          (26,308)          (10,993)          (14,486)          (25,901)
Fees waived and reimbursed by Manager
(Notes 2 and 6)                               (41,375)           (3,918)           (5,286)           (2,950)           (8,724)
..............................................................................................................................
Total expenses                             13,152,975         4,995,273         1,106,279         2,214,083         6,991,980
..............................................................................................................................
Expense reduction (Note 2)                   (854,191)         (110,711)          (67,709)          (88,658)         (183,963)
..............................................................................................................................
Net expenses                               12,298,784         4,884,562         1,038,570         2,125,425         6,808,017
..............................................................................................................................
Net investment income (loss)                5,595,606         6,536,294          (694,899)        2,223,391         2,354,234
..............................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                           241,523,923        53,233,636         7,424,686        20,866,382        72,099,833
Net realized gain (loss) on futures
contracts (Note 1)                          4,655,392                --           (44,617)          476,199                --
Net realized gain (loss) on written
options (Notes 1 and 3)                        60,448                --             9,048                --                --
Net realized gain (loss) on foreign
currency transactions (Note 1)                     30                --                --          (291,154)               --
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                  (207)               10                --           181,008                --
Net unrealized appreciation
(depreciation) of investments, written
options, TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year         (76,673,912)       26,677,335         1,383,475        (6,487,533)       91,232,512
..............................................................................................................................
Net gain (loss) on investments            169,565,674        79,910,981         8,772,592        14,744,902       163,332,345
..............................................................................................................................
Net increase (decrease) in net assets
resulting from operations                $175,161,280       $86,447,275        $8,077,693       $16,968,293      $165,686,579
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Operations (continued)
-----------------------------------------------------------------------------------------
Year ended December 31, 2004

                                            Putnam VT         Putnam VT         Putnam VT
                                     Utilities Growth             Vista           Voyager
                                      and Income Fund              Fund              Fund
-----------------------------------------------------------------------------------------
Investment income
Dividends                                 $11,215,528        $1,990,316       $42,666,707
Interest-unaffiliated issuers               1,844,906            20,543            43,749
Interest-affiliated  issuers (Note 6)          66,600            70,774           281,369
Securities lending                            127,690            96,518           106,817
Less: foreign taxes withheld                 (270,653)           (9,376)          (28,880)
..........................................................................................
Total investment income                    12,984,071         2,168,775        43,069,762
..........................................................................................
Expenses
Compensation of Manager (Note 2)            2,749,989         3,205,296        16,860,657
Investor servicing fees (Note 2)              118,558           148,068           902,592
Custodian fees (Note 2)                       234,644           190,170           275,809
Trustee compensation and expenses
(Note 2)                                       19,513            23,321            87,905
Administrative services (Note 2)               13,919            16,449            63,781
Distribution fees-Class IB (Note 2)           130,127           602,545         1,267,381
Auditing                                       32,576            51,574            75,188
Legal                                          17,586            18,579            41,972
Other                                         141,419           234,915           905,481
Non-recurring costs (Notes 2 and 7)            20,900            25,204           137,266
Costs assumed by Manager (Notes 2 and
7)                                            (20,900)          (25,204)         (137,266)
Fees waived and reimbursed by Manager
(Notes 2 and 6)                                (5,844)           (6,816)          (23,985)
..........................................................................................
Total expenses                              3,452,487         4,484,101        20,456,781
..........................................................................................
Expense reduction (Note 2)                   (144,760)         (171,417)         (822,975)
..........................................................................................
Net expenses                                3,307,727         4,312,684        19,633,806
..........................................................................................
Net investment income (loss)                9,676,344        (2,143,909)       23,435,956
..........................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                            30,921,118        66,883,278        85,569,872
Net realized gain (loss) on futures
contracts (Note 1)                             13,601           850,420           646,719
Net realized gain (loss) on written
options (Notes 1 and 3)                            --                --           513,389
Net realized gain (loss) on foreign
currency transactions (Note 1)             (1,131,717)               --                --
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                48,253                --                --
Net unrealized appreciation
(depreciation) of investments, written
options TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year          38,679,097        19,214,578        32,665,976
..........................................................................................
Net gain (loss) on investments             68,530,352        86,948,276       119,395,956
..........................................................................................
Net increase (decrease) in net assets
resulting from operations                 $78,206,696       $84,804,367      $142,831,912
-----------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                                                        Putnam VT
                                                    Putnam VT                            Capital
                                                     American                          Appreciation
                                                    Government                            Fund
                                           Year ended        Year ended        Year ended        Year ended
                                          December 31       December 31       December 31       December 31
                                                 2004              2003              2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)               $6,872,193       $11,085,879          $285,117          $(26,910)
Net realized gain (loss) on investments
and foreign currency transactions           1,471,749         3,612,358         5,087,762           756,394
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                 (1,024,056)       (7,471,274)          795,638         6,746,633
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                   7,319,886         7,226,963         6,168,517         7,476,117
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                   (7,618,446)       (8,306,607)               --                --
Class IB                                   (3,760,316)       (3,219,731)               --                --
From net realized short-term gain on
investments
Class IA                                   (1,589,124)       (6,704,151)               --                --
Class IB                                     (861,915)       (2,832,810)               --                --
From net realized long-term gain on
investments
Class IA                                   (1,246,371)         (948,392)               --                --
Class IB                                     (676,012)         (400,739)               --                --
Increase (decrease) from capital share
transactions (Note 4)                     (92,975,547)     (202,711,571)         (275,226)        8,592,352
............................................................................................................
Total increase (decrease) in net assets  (101,407,845)     (217,897,038)        5,893,291        16,068,469
............................................................................................................
Net assets:
Beginning of period                       333,040,519       550,937,557        43,631,318        27,562,849
............................................................................................................
End of period                            $231,632,674      $333,040,519       $49,524,609       $43,631,318
............................................................................................................
Undistributed net investment income
(loss), end of period                      $7,079,739       $11,123,239          $284,168               $--
-----------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                                    Putnam VT                           Putnam VT
                                           Capital Opportunities Fund             Discovery Growth Fund
                                          Year ended      Period ended        Year ended        Year ended
                                         December 31       December 31       December 31       December 31
                                                2004              2003**            2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $72,633           $(3,988)        $(205,665)        $(329,380)
Net realized gain (loss) on investments
and foreign currency transactions             725,211           333,130         4,824,079         1,300,484
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                  1,984,240           811,796        (1,126,237)       10,952,903
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                   2,782,084         1,140,938         3,492,177        11,924,007
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                      (47,486)               --                --                --
Class IB                                      (17,843)               --                --                --
From net realized short term gain on
investments
Class IA                                     (350,064)         (119,096)               --                --
Class IB                                     (240,575)          (98,856)               --                --
From net realized long term gain on
investments
Class IA                                     (112,816)               --                --                --
Class IB                                      (77,713)               --                --                --
Increase (decrease)  from capital share
transactions (Note 4)                       9,891,716         8,785,491        (7,163,520)        6,566,382
............................................................................................................
Total increase (decrease) in net assets    11,827,303         9,708,477        (3,671,343)       18,490,389
............................................................................................................
Net assets:
Beginning of period (Note 5)               10,708,477         1,000,000        54,925,245        36,434,856
............................................................................................................
End of period                             $22,535,780       $10,708,477       $51,253,902       $54,925,245
............................................................................................................
Undistributed net investment income
(loss), end of period                          $6,397               $--               $--               $--
-----------------------------------------------------------------------------------------------------------

** From May 1, 2003 (commencement of operations)through December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-------------------------------------------------------------------------------------------------------------
                                                       Putnam VT                        Putnam VT
                                               Diversified Income Fund             Equity Income Fund
                                            Year ended        Year ended       Year ended      Period ended
                                           December 31       December 31      December 31       December 31
                                                  2004              2003             2004              2003**
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)              $31,968,549       $41,274,843        $1,618,048          $237,762
Net realized gain (loss) on investments
and foreign currency transactions          15,278,459        14,954,307         1,890,706           117,030
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                  3,658,686        50,085,187         9,814,421         5,653,243
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                  50,905,694       106,314,337        13,323,175         6,008,035
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                  (40,845,808)      (42,039,989)               --          (155,881)
Class IB                                  (13,445,220)      (10,179,633)               --           (75,005)
From net realized short term gain on
investments
Class IA                                           --                --           (63,353)          (46,764)
Class IB                                           --                --           (37,960)          (26,787)
From net realized long term gain on
investments
Class IA                                           --                --            (4,224)               --
Class IB                                           --                --            (2,531)               --
Increase (decrease)  from capital share
transactions (Note 4)                     (28,411,530)       (7,157,127)       60,704,586        55,233,889
............................................................................................................
Total increase (decrease) in net assets   (31,796,864)       46,937,588        73,919,693        60,937,487
............................................................................................................
Net assets:
Beginning of period (Note 5)              590,764,563       543,826,975        61,937,487         1,000,000
............................................................................................................
End of period                            $558,967,699      $590,764,563      $135,857,180       $61,937,487
............................................................................................................
Undistributed net investment income
(loss), end of period                     $39,104,607       $52,060,304        $1,614,591            $6,882
-----------------------------------------------------------------------------------------------------------

** From May 1, 2003 (commencement of operations)through December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                                     Putnam VT                          Putnam VT
                                         The George Putnam Fund of Boston      Global Asset Allocation Fund
                                           Year ended        Year ended        Year ended        Year ended
                                          December 31       December 31       December 31       December 31
                                                 2004              2003              2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)              $14,744,849       $14,198,655        $7,367,693        $8,475,121
Net realized gain (loss) on investments
and foreign currency transactions          33,870,092       (12,718,539)       37,664,709        (2,472,296)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                  9,394,548       104,316,164        (7,961,746)       82,622,767
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                  58,009,489       105,796,280        37,070,656        88,625,592
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                   (9,628,562)      (11,398,383)      (12,503,617)      (17,438,656)
Class IB                                   (5,049,784)       (4,574,872)       (1,038,075)         (953,527)
Increase (decrease)  from capital share
transactions (Note 4)                     (21,772,413)       32,293,033       (54,061,879)      (65,343,966)
............................................................................................................
Total increase (decrease) in net assets    21,558,730       122,116,058       (30,532,915)        4,889,443
............................................................................................................
Net assets:
Beginning of period                       717,376,068       595,260,010       450,300,925       445,411,482
............................................................................................................
End of period                            $738,934,798      $717,376,068      $419,768,010      $450,300,925
............................................................................................................
Undistributed net investment income
(loss), end of period                     $15,380,642       $14,263,569        $7,912,174       $13,385,266
-----------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                                    Putnam VT                           Putnam VT
                                               Global Equity Fund                  Growth and Income Fund
                                           Year ended        Year ended        Year ended        Year ended
                                          December 31       December 31       December 31       December 31
                                                 2004              2003              2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)               $7,421,076        $8,436,730       $90,467,928       $98,088,182
Net realized gain (loss) on investments
and foreign currency transactions          79,097,086        11,444,312       365,063,557      (192,293,026)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    715,397       164,701,935       120,104,618     1,418,968,741
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                  87,233,559       184,582,977       575,636,103     1,324,763,897
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                  (14,270,519)       (8,218,463)      (85,070,163)      (99,132,003)
Class IB                                   (1,493,778)         (665,514)      (13,278,799)      (12,019,407)
Increase (decrease)  from capital share
transactions (Note 4)                    (133,323,371)     (155,060,977)     (877,382,537)     (778,828,874)
............................................................................................................
Total increase (decrease) in net assets   (61,854,109)       20,638,023      (400,095,396)      434,783,613
............................................................................................................
Net assets:
Beginning of period                       745,736,159       725,098,136     5,776,114,674     5,341,331,061
............................................................................................................
End of period                            $683,882,050      $745,736,159    $5,376,019,278    $5,776,114,674
............................................................................................................
Undistributed net investment income
(loss), end of period                      $6,573,481       $15,461,735       $88,667,430       $96,816,064
-----------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                                     Putnam VT                          Putnam VT
                                             Growth Opportunities Fund             Health Sciences Fund
                                           Year ended        Year ended        Year ended        Year ended
                                          December 31       December 31       December 31       December 31
                                                 2004              2003              2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                 $458,758           $34,397          $920,617          $965,521
Net realized gain (loss) on investments
and foreign currency transactions          (1,576,164)       (4,404,505)       21,936,445       (10,802,808)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                  1,991,365        18,885,298          (228,808)       68,415,891
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                     873,959        14,515,190        22,628,254        58,578,604
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                      (48,224)               --          (741,222)       (1,677,393)
Class IB                                           --                --          (303,309)         (715,041)
Increase (decrease) from capital share
transactions (Note 4)                      (9,946,664)       (1,439,793)      (48,594,014)      (27,707,414)
............................................................................................................
Total increase (decrease) in net assets    (9,120,929)       13,075,397       (27,010,291)       28,478,756
............................................................................................................
Net assets:
Beginning of period                        76,375,376        63,299,979       361,089,660       332,610,904
............................................................................................................
End of period                             $67,254,447       $76,375,376      $334,079,369      $361,089,660
............................................................................................................
Undistributed net investment income
(loss), end of period                        $444,931           $34,397          $264,016        $1,269,092
-----------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                                     Putnam VT                           Putnam VT
                                                  High Yield Fund                       Income Fund
                                           Year ended        Year ended        Year ended        Year ended
                                          December 31       December 31       December 31       December 31
                                                 2004              2003              2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)              $52,295,897       $61,196,596       $28,194,373       $39,688,998
Net realized gain (loss) on investments
and foreign currency transactions          (7,646,444)      (13,451,250)       24,372,654        15,697,046
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                 27,234,775       115,573,829        (9,366,566)       (4,930,895)
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                  71,884,228       163,319,175        43,200,461        50,455,149
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                  (48,322,088)      (61,388,535)      (30,507,662)      (44,069,130)
Class IB                                  (13,065,494)      (10,000,573)      (10,847,245)      (10,530,223)
Increase (decrease)  from capital share
transactions (Note 4)                     (62,860,229)       55,516,802      (112,847,403)     (103,837,957)
............................................................................................................
Total increase (decrease) in net assets   (52,363,583)      147,446,869      (111,001,849)     (107,982,161)
............................................................................................................
Net assets:
Beginning of period                       753,368,708       605,921,839     1,027,186,520     1,135,168,681
............................................................................................................
End of period                            $701,005,125      $753,368,708      $916,184,671    $1,027,186,520
............................................................................................................
Undistributed net investment income
(loss), end of period                     $49,888,375       $55,718,345       $28,539,884       $39,680,901
-----------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                                      Putnam VT                         Putnam VT
                                             International Equity Fund  International Growth and Income Fund
                                            Year ended        Year ended        Year ended        Year ended
                                           December 31       December 31       December 31       December 31
                                                 2004              2003              2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)               $9,853,041       $10,810,475        $3,363,161        $4,144,530
Net realized gain (loss) on investments
and foreign currency transactions         103,915,199       (62,537,516)       33,871,328         3,088,742
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                 27,435,346       271,848,784        22,635,494        77,528,948
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                 141,203,586       220,121,743        59,869,983        84,762,220
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                   (7,172,506)       (4,745,642)       (3,366,872)       (3,572,539)
Class IB                                   (7,701,113)       (3,094,231)         (866,022)         (751,617)
Increase (decrease)  from capital share
transactions (Note 4)                     (94,959,326)        2,523,862          (709,648)      (36,461,703)
............................................................................................................
Total increase (decrease) in net assets    31,370,641       214,805,732        54,927,441        43,976,361
............................................................................................................
Net assets:
Beginning of period                       954,383,165       739,577,433       290,888,556       246,912,195
............................................................................................................
End of period                            $985,753,806      $954,383,165      $345,815,997      $290,888,556
............................................................................................................
Undistributed net investment income
(loss), end of period                     $12,776,392       $13,024,585        $3,358,684        $4,154,638
-----------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                             Putnam VT International                   Putnam VT
                                              New Opportunities Fund                 Investors Fund
                                          Year ended        Year ended        Year ended        Year ended
                                         December 31       December 31       December 31       December 31
                                                2004              2003              2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)               $1,807,115        $1,856,742        $6,106,818        $3,273,194
Net realized gain (loss) on investments
and foreign currency transactions          38,577,900        14,264,119        58,210,023         8,672,066
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                (12,510,875)       48,378,925           622,728       116,627,327
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                  27,874,140        64,499,786        64,939,569       128,572,587
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                   (1,153,219)         (540,542)       (2,327,042)       (2,400,705)
Class IB                                   (1,387,297)         (397,587)       (1,020,711)         (770,956)
Increase (decrease)  from capital share
transactions (Note 4)                     (37,441,150)      (34,999,913)      (81,068,947)      (74,322,637)
............................................................................................................
Total increase (decrease) in net assets   (12,107,526)       28,561,744       (19,477,131)       51,078,289
............................................................................................................
Net assets:
Beginning of period                       242,832,404       214,270,660       573,093,948       522,015,659
............................................................................................................
End of period                            $230,724,878      $242,832,404      $553,616,817      $573,093,948
............................................................................................................
Undistributed net investment income
(loss), end of period                      $1,704,818        $2,492,561        $5,948,058        $3,230,503
-----------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                                     Putnam VT                           Putnam VT
                                                Mid Cap Value Fund                   Money Market Fund
                                           Year ended      Period ended        Year ended        Year ended
                                          December 31       December 31       December 31       December 31
                                                 2004           2003**               2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                 $202,605           $59,092        $3,740,548        $5,445,581
Net realized gain (loss) on investments
and foreign currency transactions             901,925           211,495             5,355             1,746
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                  4,943,569         2,332,157                --                --
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                   6,048,099         2,602,744         3,745,903         5,447,327
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                           --           (44,612)       (2,994,623)       (4,716,121)
Class IB                                           --           (14,480)         (745,925)         (729,460)
From net realized short term gain on
investments
Class IA                                     (103,988)          (85,772)               --                --
Class IB                                      (38,112)          (35,715)               --                --
From net realized long term gain on
investments
Class IA                                       (5,032)               --           (15,148)               --
Class IB                                       (1,844)               --            (5,358)               --
Increase (decrease)  from capital share
transactions (Note 4)                      21,224,980        19,780,432      (206,449,251)     (369,360,640)
............................................................................................................
Total increase (decrease) in net assets    27,124,103        22,202,597      (206,464,402)     (369,358,894)
............................................................................................................
Net assets:
Beginning of period                        23,202,597         1,000,000       579,447,073       948,805,967
............................................................................................................
End of period                             $50,326,700       $23,202,597      $372,982,671      $579,447,073
............................................................................................................
Undistributed net investment income
(loss), end of period                        $183,595               $--               $--               $--
-----------------------------------------------------------------------------------------------------------

** From May 1, 2003 (commencement of operations) through December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                                      Putnam VT                         Putnam VT
                                              New Opportunities Fund                  New Value Fund
                                           Year ended        Year ended        Year ended        Year ended
                                          December 31       December 31       December 31       December 31
                                                 2004              2003              2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)               $5,595,606       $(2,502,239)       $6,536,294        $5,736,541
Net realized gain (loss) on investments
and foreign currency transactions         246,239,793       (76,057,801)       53,233,636        (4,445,024)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                (76,674,119)      611,672,087        26,677,345       139,892,603
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                 175,161,280       533,112,047        86,447,275       141,184,120
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                           --                --        (4,392,201)       (5,493,851)
Class IB                                           --                --        (1,367,363)       (1,371,132)
Increase (decrease)  from capital share
transactions (Note 4)                    (384,389,307)     (321,186,942)       (4,704,175)      (34,993,039)
............................................................................................................
Total increase (decrease) in net assets  (209,228,027)      211,925,105        75,983,536        99,326,098
............................................................................................................
Net assets:
Beginning of period                     2,002,439,253     1,790,514,148       565,640,353       466,314,255
............................................................................................................
End of period                          $1,793,211,226    $2,002,439,253      $641,623,889      $565,640,353
............................................................................................................
Undistributed net investment income
(loss), end of period                      $5,595,636               $--        $6,397,432        $5,620,702
-----------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                                     Putnam VT                           Putnam VT
                                           OTC & Emerging Growth Fund                  Research Fund
                                           Year ended        Year ended        Year ended        Year ended
                                          December 31       December 31       December 31       December 31
                                                 2004              2003              2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                $(694,899)        $(756,693)       $2,223,391        $1,618,461
Net realized gain (loss) on investments
and foreign currency transactions           7,389,117         4,885,477        21,051,427           356,362
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                  1,383,475        27,703,495        (6,306,525)       51,177,252
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                   8,077,693        31,832,279        16,968,293        53,152,075
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                           --                --          (194,535)         (700,646)
Class IB                                           --                --                --          (319,440)
Increase (decrease)  from capital share
transactions (Note 4)                     (20,914,996)       (9,456,853)      (34,551,933)      (26,480,843)
............................................................................................................
Total increase (decrease) in net assets   (12,837,303)       22,375,426       (17,778,175)       25,651,146
............................................................................................................
Net assets:
Beginning of period                       116,446,978        94,071,552       254,180,603       228,529,457
............................................................................................................
End of period                            $103,609,675      $116,446,978      $236,402,428      $254,180,603
............................................................................................................
Undistributed net investment income
(loss), end of period                             $--               $--        $2,117,330          $379,628
-----------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                                      Putnam VT                          Putnam VT
                                               Small Cap Value Fund        Utilities Growth and Income Fund
                                           Year ended        Year ended        Year ended        Year ended
                                          December 31       December 31       December 31       December 31
                                                 2004              2003              2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)               $2,354,234        $3,104,778        $9,676,344       $10,878,557
Net realized gain (loss) on investments
and foreign currency transactions          72,099,833         4,044,168        29,803,002       (47,797,858)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                 91,232,512       194,328,799        38,727,350       122,640,377
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                 165,686,579       201,477,745        78,206,696        85,721,076
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                   (1,625,412)       (1,226,829)       (8,479,930)      (14,252,581)
Class IB                                   (1,299,360)         (782,378)       (1,133,290)       (1,536,800)
Increase (decrease)  from capital share
transactions (Note 4)                      38,787,693        16,098,993       (55,469,178)      (63,450,161)
............................................................................................................
Total increase (decrease) in net assets   201,549,500       215,567,531        13,124,298         6,481,534
............................................................................................................
Net assets:
Beginning of period                       623,027,872       407,460,341       401,184,306       394,702,772
............................................................................................................
End of period                            $824,577,372      $623,027,872      $414,308,604      $401,184,306
............................................................................................................
Undistributed net investment income
(loss), end of period                      $2,434,300        $3,145,432        $8,739,961        $9,808,553
-----------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
(continued)
-----------------------------------------------------------------------------------------------------------
                                                     Putnam VT                            Putnam VT
                                                    Vista Fund                          Voyager Fund
                                           Year ended        Year ended        Year ended        Year ended
                                          December 31       December 31       December 31       December 31
                                                 2004              2003              2004              2003
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)              $(2,143,909)      $(1,495,038)      $23,435,956       $13,165,646
Net realized gain (loss) on investments
and foreign currency transactions          67,733,698       (16,639,639)       86,729,980      (182,689,036)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                 19,214,578       150,208,009        32,665,976       880,967,841
............................................................................................................
Net increase (decrease) in net assets
resulting from operations                  84,804,367       132,073,332       142,831,912       711,444,451
............................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                           --                --       (12,009,064)      (18,045,529)
Class IB                                           --                --        (1,265,736)       (1,516,320)
Increase (decrease) from capital share
transactions (Note 4)                     (68,977,804)      (51,746,613)     (563,026,026)     (484,888,427)
............................................................................................................
Total increase (decrease) in net assets    15,826,563        80,326,719      (433,468,914)      206,994,175
............................................................................................................
Net assets:
Beginning of period                       504,020,526       423,693,807     3,309,517,290     3,102,523,115
............................................................................................................
End of period                            $519,847,089      $504,020,526    $2,876,048,376    $3,309,517,290
............................................................................................................
Undistributed net investment income
(loss), end of period                             $--               $--       $23,096,343       $12,935,187
-----------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



THIS PAGE LEFT BLANK INTENTIONALLY




PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2004                                       $12.08           $.31(a)(i)           $.03              $.34
December 31, 2003                                        12.34            .29(a)              (.07)              .22
December 31, 2002                                        11.62            .39(a)               .63              1.02
December 31, 2001                                        10.88            .48(a)               .26               .74
December 31, 2000**                                      10.00            .59(a)(i)            .62              1.21
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2004                                        $7.59           $.06(a)(i)(j)       $1.08             $1.14
December 31, 2003                                         6.07             --(a)(e)           1.52              1.52
December 31, 2002                                         7.82            .02(a)             (1.75)            (1.73)
December 31, 2001                                         9.06            .01(a)             (1.25)            (1.24)
December 31, 2000***                                     10.00           (.07)(a)             (.87)             (.94)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2004                                       $12.74           $.08(a)(i)          $2.26             $2.34
December 31, 2003****                                    10.00             --(a)(e)(i)        3.02              3.02
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                        $4.66          $(.01)(a)(i)(j)       $.37              $.36
December 31, 2003                                         3.52           (.02)(a)             1.16              1.14
December 31, 2002                                         4.98           (.04)(a)            (1.42)            (1.46)
December 31, 2001                                         7.18           (.06)(a)            (2.14)            (2.20)
December 31, 2000***                                     10.00           (.05)(a)            (2.77)            (2.82)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2004                                        $9.32           $.51(a)(i)           $.33              $.84
December 31, 2003                                         8.55            .63(a)               .97              1.60
December 31, 2002                                         8.81            .71(a)              (.20)              .51
December 31, 2001                                         9.15            .78(a)              (.44)              .34
December 31, 2000                                         9.92            .80(a)              (.78)              .02
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2004                                       $12.09           $.22(a)(i)          $1.25             $1.47
December 31, 2003****                                    10.00            .10(a)(i)           2.06              2.16
-----------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2004                                       $10.93           $.24(a)(i)           $.67              $.91
December 31, 2003                                         9.58            .23(a)              1.38              1.61
December 31, 2002                                        10.73            .28(a)             (1.17)             (.89)
December 31, 2001                                        10.96            .31(a)              (.24)              .07
December 31, 2000                                         9.98            .19(a)               .79               .98
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2004                                       $13.43           $.24(a)(i)           $.98             $1.22
December 31, 2003                                        11.51            .23(a)              2.19              2.42
December 31, 2002                                        13.37            .26(a)             (1.87)            (1.61)
December 31, 2001                                        16.66            .36(a)             (1.78)            (1.42)
December 31, 2000                                        19.60            .48(a)             (1.32)             (.84)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2004                                        $9.26           $.10(a)(i)          $1.17             $1.27
December 31, 2003                                         7.25            .09(a)              2.02              2.11
December 31, 2002                                         9.34            .07(a)             (2.13)            (2.06)
December 31, 2001                                        18.10            .02(a)             (5.17)            (5.15)
December 31, 2000                                        30.49           (.08)(a)            (7.36)            (7.44)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2004                                           $(.49)           $(.18)               $--
December 31, 2003                                            (.25)            (.23)                --
December 31, 2002                                            (.30)              --                 --
December 31, 2001                                              --               --(e)              --
December 31, 2000**                                          (.22)            (.11)                --
------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2004                                             $--              $--                $--
December 31, 2003                                              --               --                 --
December 31, 2002                                            (.01)              --                (.01)
December 31, 2001                                              --               --                 --
December 31, 2000***                                           --               --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2004                                           $(.06)           $(.58)               $--
December 31, 2003****                                          --             (.28)                --
------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                             $--              $--                $--
December 31, 2003                                              --               --                 --
December 31, 2002                                              --               --                 --
December 31, 2001                                              --               --                 --
December 31, 2000***                                           --               --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2004                                           $(.89)             $--                $--
December 31, 2003                                            (.83)              --                 --
December 31, 2002                                            (.77)              --                 --
December 31, 2001                                            (.68)              --                 --
December 31, 2000                                            (.79)              --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2004                                             $--            $(.02)               $--
December 31, 2003****                                        (.05)            (.02)                --
------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2004                                           $(.23)             $--                $--
December 31, 2003                                            (.26)              --                 --
December 31, 2002                                            (.26)              --                 --
December 31, 2001                                            (.30)              --                 --
December 31, 2000                                              --               --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2004                                           $(.43)             $--                $--
December 31, 2003                                            (.50)              --                 --
December 31, 2002                                            (.25)              --                 --
December 31, 2001                                            (.18)           (1.69)                --
December 31, 2000                                            (.34)           (1.76)                --
------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2004                                           $(.21)             $--                $--
December 31, 2003                                            (.10)              --                 --
December 31, 2002                                            (.03)              --                 --
December 31, 2001                                              --            (3.61)                --
December 31, 2000                                            (.18)           (4.77)                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2004                                            $(.67)           $11.75              2.85          $144,320
December 31, 2003                                             (.48)            12.08              1.89           225,290
December 31, 2002                                             (.30)            12.34              8.98           386,364
December 31, 2001                                               --(e)          11.62              6.82           136,461
December 31, 2000**                                           (.33)            10.88             12.11*           17,992
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2004                                              $--             $8.73             15.02           $26,223
December 31, 2003                                               --              7.59             25.04            23,316
December 31, 2002                                             (.02)             6.07            (22.13)           13,542
December 31, 2001                                               --              7.82            (13.69)           11,003
December 31, 2000***                                            --              9.06             (9.40)*           2,258
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2004                                            $(.64)           $14.44             18.54           $13,523
December 31, 2003****                                         (.28)            12.74             30.25*            5,972
------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                              $--             $5.02              7.73           $17,068
December 31, 2003                                               --              4.66             32.39            19,835
December 31, 2002                                               --              3.52            (29.32)           12,353
December 31, 2001                                               --              4.98            (30.64)            7,558
December 31, 2000***                                            --              7.18            (28.20)*           3,174
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2004                                            $(.89)            $9.27              9.58          $409,381
December 31, 2003                                             (.83)             9.32             20.27           449,121
December 31, 2002                                             (.77)             8.55              6.20           440,845
December 31, 2001                                             (.68)             8.81              3.82           491,673
December 31, 2000                                             (.79)             9.15              0.19           537,743
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2004                                            $(.02)           $13.54             12.14           $80,093
December 31, 2003****                                         (.07)            12.09             21.57*           39,133
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2004                                            $(.23)           $11.61              8.48          $444,637
December 31, 2003                                             (.26)            10.93             17.35           463,270
December 31, 2002                                             (.26)             9.58             (8.57)          416,550
December 31, 2001                                             (.30)            10.73              0.74           387,517
December 31, 2000                                               --             10.96              9.82           305,564
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2004                                            $(.43)           $14.22              9.26          $371,882
December 31, 2003                                             (.50)            13.43             22.04           417,713
December 31, 2002                                             (.25)            11.51            (12.30)          423,653
December 31, 2001                                            (1.87)            13.37             (8.42)          611,233
December 31, 2000                                            (2.10)            16.66             (4.87)          815,135
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2004                                            $(.21)           $10.32             13.94          $608,379
December 31, 2003                                             (.10)             9.26             29.54           670,764
December 31, 2002                                             (.03)             7.25            (22.16)          659,264
December 31, 2001                                            (3.61)             9.34            (29.66)        1,139,131
December 31, 2000                                            (4.95)            18.10            (29.64)        2,018,743
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2004                                                .66(i)           2.65(i)         309.71
December 31, 2003                                                .74              2.35            553.08
December 31, 2002                                                .74              3.26            517.44(f)
December 31, 2001                                                .77              4.23            262.05(f)
December 31, 2000**                                              .82(i)*          5.20(i)*        336.72*
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2004                                                .90(i)            .75(i)(j)      139.79
December 31, 2003                                               1.06               .04            143.90
December 31, 2002                                               1.13               .30            166.36
December 31, 2001                                               1.35               .13            101.98
December 31, 2000***                                            1.18*             (.72)*           89.87*
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2004                                                .96(i)            .59(i)         163.42
December 31, 2003****                                            .71(i)*          (.01)(i)*       163.05*
--------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                                .94(i)           (.24)(i)(j)     106.52
December 31, 2003                                               1.08              (.58)            81.55
December 31, 2002                                               1.56             (1.11)            92.27(g)
December 31, 2001                                               1.62             (1.10)           109.55
December 31, 2000***                                             .85*             (.67)*           28.20*
--------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2004                                                .80(i)           5.68(i)          79.07
December 31, 2003                                                .82              7.16            104.06
December 31, 2002                                                .82              8.45            176.17(f)
December 31, 2001                                                .79              8.83            139.13(f)
December 31, 2000                                                .78              8.62            169.27
--------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2004                                                .83(i)           1.75(i)          89.30
December 31, 2003****                                            .71(i)*           .93(i)*        113.49*
--------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2004                                                .72(i)           2.15(i)         148.39
December 31, 2003                                                .73              2.27            144.47
December 31, 2002                                                .75              2.83            128.14(f)
December 31, 2001                                                .76              2.92            334.64(f)
December 31, 2000                                                .76              3.44            154.53
--------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2004                                                .93(i)           1.76(i)         156.86
December 31, 2003                                                .95              1.92            155.21
December 31, 2002                                                .91              2.10            105.04
December 31, 2001                                                .84              2.54            187.96(f)
December 31, 2000                                                .79              2.73            159.03
--------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2004                                                .94(i)           1.10(i)          77.03
December 31, 2003                                                .92              1.21             88.32
December 31, 2002                                                .89               .92            173.27
December 31, 2001                                                .82               .20            186.11
December 31, 2000                                                .76              (.32)           170.41
--------------------------------------------------------------------------------------------------------

See page 272 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                       $23.39           $.40(a)(i)          $2.22             $2.62
December 31, 2003                                        18.75            .37(a)              4.69              5.06
December 31, 2002                                        23.56            .36(a)             (4.69)            (4.33)
December 31, 2001                                        25.85            .35(a)             (1.94)            (1.59)
December 31, 2000                                        26.80            .40(a)              1.49              1.89
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2004                                        $4.63           $.03(a)(i)(j)        $.07              $.10
December 31, 2003                                         3.75            .01(a)               .87               .88
December 31, 2002                                         5.31             --(a)(e)          (1.56)            (1.56)
December 31, 2001                                         7.80           (.01)(a)            (2.48)            (2.49)
December 31, 2000**                                      10.00           (.02)(a)            (2.18)            (2.20)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2004                                       $11.04           $.04(a)(i)           $.76(a)(i)        $.80
December 31, 2003                                         9.37            .07(a)              1.68              1.75
December 31, 2002                                        11.75            .04(a)             (2.41)            (2.37)
December 31, 2001                                        14.61            .01(a)             (2.86)            (2.85)
December 31, 2000                                        10.50            .01(a)              4.10              4.11
-----------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2004                                        $7.97           $.58(a)(i)           $.24              $.82
December 31, 2003                                         7.08            .65(a)              1.07              1.72
December 31, 2002                                         8.08            .76(a)              (.78)             (.02)
December 31, 2001                                         8.98            .91(a)              (.55)              .36
December 31, 2000                                        11.09           1.14(a)             (1.97)             (.83)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2004                                       $12.91           $.38(a)(i)           $.22              $.60
December 31, 2003                                        12.95            .46(a)               .13               .59
December 31, 2002                                        12.65            .64(a)               .33               .97
December 31, 2001                                        12.61            .70(a)               .21               .91
December 31, 2000                                        12.52            .84(a)               .11               .95
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2004                                       $12.91           $.16(a)(i)          $1.95             $2.11
December 31, 2003                                        10.14            .16(a)              2.73              2.89
December 31, 2002                                        12.42            .13(a)             (2.29)            (2.16)
December 31, 2001                                        17.72            .13(a)             (3.62)            (3.49)
December 31, 2000                                        21.66            .31(a)             (2.05)            (1.74)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2004                                       $11.35           $.14(a)(i)          $2.25             $2.39
December 31, 2003                                         8.37            .15(a)              2.99              3.14
December 31, 2002                                         9.76            .12(a)             (1.44)            (1.32)
December 31, 2001                                        13.28            .13(a)             (2.80)            (2.67)
December 31, 2000                                        15.25            .16(a)               .05               .21
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2004                                       $11.16           $.11(a)(i)          $1.40             $1.51
December 31, 2003                                         8.41            .09(a)              2.71              2.80
December 31, 2002                                         9.80            .07(a)             (1.38)            (1.31)
December 31, 2001                                        13.71            .04(a)             (3.95)            (3.91)
December 31, 2000                                        23.31           (.11)(a)            (8.45)            (8.56)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                          $(.42)              $--                $--
December 31, 2003                                           (.42)               --                 --
December 31, 2002                                           (.36)             (.12)                --
December 31, 2001                                           (.41)             (.29)                --
December 31, 2000                                           (.50)            (2.34)                --
------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2004                                          $(.01)              $--                $--
December 31, 2003                                             --                --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --                --                 --
December 31, 2000**                                           --                --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2004                                          $(.04)              $--                $--
December 31, 2003                                           (.08)               --                 --
December 31, 2002                                           (.01)               --                 --
December 31, 2001                                           (.01)               --                 --
December 31, 2000                                             --                --                 --
------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2004                                          $(.69)              $--                $--
December 31, 2003                                           (.83)               --                 --
December 31, 2002                                           (.98)               --                 --
December 31, 2001                                          (1.26)               --                 --
December 31, 2000                                          (1.28)               --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2004                                          $(.55)              $--                $--
December 31, 2003                                           (.63)               --                 --
December 31, 2002                                           (.67)               --                 --
December 31, 2001                                           (.87)               --                 --
December 31, 2000                                           (.86)               --                 --
------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2004                                          $(.22)              $--                $--
December 31, 2003                                           (.12)               --                 --
December 31, 2002                                           (.12)               --                 --
December 31, 2001                                           (.06)            (1.75)                --
December 31, 2000                                           (.41)            (1.79)                --
------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2004                                          $(.17)              $--                $--
December 31, 2003                                           (.16)               --                 --
December 31, 2002                                           (.07)               --                 --
December 31, 2001                                           (.13)             (.72)                --
December 31, 2000                                           (.68)            (1.50)                --
------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2004                                          $(.14)              $--                $--
December 31, 2003                                           (.05)               --                 --
December 31, 2002                                           (.08)               --                 --
December 31, 2001                                             --                --                 --
December 31, 2000                                           (.01)            (1.03)                --(e)
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                            $(.42)           $25.59             11.37        $4,504,542
December 31, 2003                                             (.42)            23.39             27.69         4,947,556
December 31, 2002                                             (.48)            18.75            (18.79)        4,729,161
December 31, 2001                                             (.70)            23.56             (6.16)        7,216,388
December 31, 2000                                            (2.84)            25.85              8.11         8,675,872
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2004                                            $(.01)            $4.72              2.08           $31,196
December 31, 2003                                               --              4.63             23.47            38,470
December 31, 2002                                               --              3.75            (29.38)           32,235
December 31, 2001                                               --              5.31            (31.92)           55,646
December 31, 2000**                                             --              7.80            (22.00)*          77,022
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2004                                            $(.04)           $11.80              7.30          $171,982
December 31, 2003                                             (.08)            11.04             18.80           200,054
December 31, 2002                                             (.01)             9.37            (20.21)          212,783
December 31, 2001                                             (.01)            11.75            (19.53)          342,488
December 31, 2000                                               --             14.61             39.14           497,695
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2004                                            $(.69)            $8.10             10.99          $525,899
December 31, 2003                                             (.83)             7.97             26.68           594,299
December 31, 2002                                             (.98)             7.08             (0.52)          526,885
December 31, 2001                                            (1.26)             8.08              4.00           647,505
December 31, 2000                                            (1.28)             8.98             (8.45)          709,534
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2004                                            $(.55)           $12.96              4.72          $637,568
December 31, 2003                                             (.63)            12.91              4.70           765,119
December 31, 2002                                             (.67)            12.95              8.09           919,294
December 31, 2001                                             (.87)            12.65              7.53           879,911
December 31, 2000                                             (.86)            12.61              8.01           806,452
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2004                                            $(.22)           $14.80             16.58          $427,548
December 31, 2003                                             (.12)            12.91             28.91           444,329
December 31, 2002                                             (.12)            10.14            (17.60)          430,607
December 31, 2001                                            (1.81)            12.42            (20.41)          521,192
December 31, 2000                                            (2.20)            17.72             (9.48)          696,527
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2004                                            $(.17)           $13.57             21.31          $258,073
December 31, 2003                                             (.16)            11.35             38.37           227,237
December 31, 2002                                             (.07)             8.37            (13.67)          201,168
December 31, 2001                                             (.85)             9.76            (20.67)          273,298
December 31, 2000                                            (2.18)            13.28              1.36           393,973
------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2004                                            $(.14)           $12.53             13.63           $89,615
December 31, 2003                                             (.05)            11.16             33.59            98,339
December 31, 2002                                             (.08)             8.41            (13.46)           91,939
December 31, 2001                                               --              9.80            (28.52)          140,731
December 31, 2000                                            (1.04)            13.71            (38.56)          255,447
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                                .54(i)           1.70(i)          29.21
December 31, 2003                                                .53              1.85             32.55
December 31, 2002                                                .52              1.71             36.01
December 31, 2001                                                .51              1.42             32.75
December 31, 2000                                                .50              1.63             55.04
--------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2004                                                .90(i)            .76(i)(j)       57.02
December 31, 2003                                                .96               .17             59.00
December 31, 2002                                                .96               .03             63.30
December 31, 2001                                                .85              (.19)            83.13
December 31, 2000**                                              .80*             (.23)*           57.60*
--------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2004                                                .85(i)            .39(i)          47.82
December 31, 2003                                                .84               .39             63.66
December 31, 2002                                                .83               .39             74.33
December 31, 2001                                                .79               .09             53.20
December 31, 2000                                                .79               .06             49.10
--------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2004                                                .78(i)           7.47(i)          50.44
December 31, 2003                                                .78              8.86             75.01
December 31, 2002                                                .78             10.55             68.41
December 31, 2001                                                .76             10.99             81.97
December 31, 2000                                                .74             11.46             69.05
--------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2004                                                .66(i)           3.01(i)         401.71
December 31, 2003                                                .68              3.61            287.19
December 31, 2002                                                .68              5.10            399.61(f)
December 31, 2001                                                .68              5.60            250.79(f)
December 31, 2000                                                .67              6.94            238.00
--------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2004                                                .94(i)           1.21(i)          62.84
December 31, 2003                                                .94              1.50             71.14
December 31, 2002                                                .99              1.17             53.20(g)
December 31, 2001                                                .94               .93             69.81
December 31, 2000                                                .94              1.62             78.84
--------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2004                                               1.01(i)           1.18(i)          59.34
December 31, 2003                                               1.02              1.70             71.71
December 31, 2002                                               1.00              1.34             99.21
December 31, 2001                                                .98              1.26            154.29
December 31, 2000                                                .97              1.15             82.02
--------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2004                                               1.25(i)            .96(i)         139.72
December 31, 2003                                               1.26              1.00            135.90
December 31, 2002                                               1.27               .82            136.66
December 31, 2001                                               1.24               .35            198.97
December 31, 2000                                               1.21              (.57)           189.71
--------------------------------------------------------------------------------------------------------

See page 272 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2004                                        $8.95           $.11(a)(i)(j)       $1.04             $1.15
December 31, 2003                                         7.08            .05(a)              1.87              1.92
December 31, 2002                                         9.31            .04(a)             (2.24)            (2.20)
December 31, 2001                                        12.36            .03(a)             (3.07)            (3.04)
December 31, 2000                                        15.16            .01(a)             (2.81)            (2.80)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2004                                       $12.79           $.09(a)(i)          $1.92             $2.01
December 31, 2003****                                    10.00            .07(a)(i)           2.83              2.90
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2004                                        $1.00         $.0091(i)               $--(h)         $.0091
December 31, 2003                                         1.00          .0076                   --(h)          .0076
December 31, 2002                                         1.00          .0145                   --(h)          .0145
December 31, 2001                                         1.00          .0392                   --             .0392
December 31, 2000                                         1.00          .0588                   --             .0588
-----------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2004                                       $15.43           $.05(a)(i)(j)       $1.57             $1.62
December 31, 2003                                        11.62           (.02)(a)             3.83              3.81
December 31, 2002                                        16.67           (.03)(a)            (5.02)            (5.05)
December 31, 2001                                        29.89           (.04)(a)            (8.76)            (8.80)
December 31, 2000                                        43.54           (.13)(a)           (10.03)           (10.16)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2004                                       $14.34           $.18(a)(i)          $2.06             $2.24
December 31, 2003                                        10.98            .15(a)              3.39              3.54
December 31, 2002                                        13.47            .16(a)             (2.14)            (1.98)
December 31, 2001                                        13.52            .18(a)               .28               .46
December 31, 2000                                        11.86            .21(a)              2.27              2.48
-----------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2004                                        $5.56          $(.03)(a)(i)          $.52              $.49
December 31, 2003                                         4.09           (.03)(a)             1.50              1.47
December 31, 2002                                         6.02           (.03)(a)            (1.90)            (1.93)
December 31, 2001                                        11.06           (.05)(a)            (4.99)            (5.04)
December 31, 2000                                        22.79           (.08)(a)           (11.42)           (11.50)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2004                                       $10.63           $.11(a)(i)(j)        $.72              $.83
December 31, 2003                                         8.51            .07(a)              2.10              2.17
December 31, 2002                                        10.99            .06(a)             (2.47)            (2.41)
December 31, 2001                                        14.32            .08(a)             (2.73)            (2.65)
December 31, 2000                                        14.69            .07(a)              (.34)             (.27)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2004                                       $18.23           $.09(a)(i)          $4.73             $4.82
December 31, 2003                                        12.23            .11(a)              5.97              6.08
December 31, 2002                                        15.09            .08(a)             (2.76)            (2.68)
December 31, 2001                                        12.81            .08(a)              2.27              2.35
December 31, 2000                                        10.31            .07(a)              2.47              2.54
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2004                                          $(.06)              $--                $--
December 31, 2003                                           (.05)               --                 --
December 31, 2002                                           (.03)               --                 --
December 31, 2001                                           (.01)               --                 --
December 31, 2000                                             --                --                 --
------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2004                                            $--             $(.07)               $--
December 31, 2003****                                       (.04)             (.07)                --
------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2004                                        $(.0091)              $--                $--
December 31, 2003                                         (.0076)               --                 --
December 31, 2002                                         (.0145)               --                 --
December 31, 2001                                         (.0392)               --                 --
December 31, 2000                                         (.0588)               --                 --
------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2004                                            $--               $--                $--
December 31, 2003                                             --                --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --             (4.42)                --(e)
December 31, 2000                                             --             (3.49)                --
------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2004                                          $(.15)              $--                $--
December 31, 2003                                           (.18)               --                 --
December 31, 2002                                           (.13)             (.38)                --
December 31, 2001                                           (.14)             (.37)                --
December 31, 2000                                           (.18)             (.64)                --
------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2004                                            $--               $--                $--
December 31, 2003                                             --                --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --                --                 --
December 31, 2000                                             --              (.23)                --(e)
------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2004                                          $(.02)              $--                $--
December 31, 2003                                           (.05)               --                 --
December 31, 2002                                           (.07)               --                 --
December 31, 2001                                           (.05)             (.63)                --
December 31, 2000                                             --              (.10)                --
------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2004                                          $(.10)              $--                $--
December 31, 2003                                           (.08)               --                 --
December 31, 2002                                           (.04)             (.14)                --
December 31, 2001                                             --(e)           (.07)                --
December 31, 2000                                           (.04)               --                 --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2004                                            $(.06)           $10.04             12.95          $326,879
December 31, 2003                                             (.05)             8.95             27.39           353,033
December 31, 2002                                             (.03)             7.08            (23.68)          341,675
December 31, 2001                                             (.01)             9.31            (24.61)          597,312
December 31, 2000                                               --             12.36            (18.47)          905,213
------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2004                                            $(.07)           $14.73             15.75           $35,819
December 31, 2003****                                         (.11)            12.79             29.01*           16,499
------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2004                                          $(.0091)            $1.00               .91          $264,971
December 31, 2003                                           (.0076)             1.00               .76           457,943
December 31, 2002                                           (.0145)             1.00              1.46           794,448
December 31, 2001                                           (.0392)             1.00              3.99           893,647
December 31, 2000                                           (.0588)             1.00              6.03           637,405
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2004                                              $--            $17.05             10.50        $1,621,906
December 31, 2003                                               --             15.43             32.79         1,826,123
December 31, 2002                                               --             11.62            (30.29)        1,664,685
December 31, 2001                                            (4.42)            16.67            (29.99)        3,058,087
December 31, 2000                                            (3.49)            29.89            (26.09)        4,992,696
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2004                                            $(.15)           $16.43             15.77          $443,680
December 31, 2003                                             (.18)            14.34             32.86           416,273
December 31, 2002                                             (.51)            10.98            (15.44)          366,623
December 31, 2001                                             (.51)            13.47              3.53           455,975
December 31, 2000                                             (.82)            13.52             22.59           302,930
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2004                                              $--             $6.05              8.81           $62,566
December 31, 2003                                               --              5.56             35.94            73,227
December 31, 2002                                               --              4.09            (32.06)           61,535
December 31, 2001                                               --              6.02            (45.57)          107,050
December 31, 2000                                             (.23)            11.06            (51.03)          217,797
------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2004                                            $(.02)           $11.44              7.79          $110,116
December 31, 2003                                             (.05)            10.63             25.69           128,360
December 31, 2002                                             (.07)             8.51            (22.06)          127,084
December 31, 2001                                             (.68)            10.99            (18.62)          197,443
December 31, 2000                                             (.10)            14.32             (1.84)          222,579
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2004                                            $(.10)           $22.95             26.54          $348,938
December 31, 2003                                             (.08)            18.23             50.06           290,933
December 31, 2002                                             (.18)            12.23            (18.06)          215,964
December 31, 2001                                             (.07)            15.09             18.42           231,329
December 31, 2000                                             (.04)            12.81             24.62            59,483
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2004                                                .76(i)           1.21(i)(j)       84.91
December 31, 2003                                                .75               .71             73.32
December 31, 2002                                                .72               .56            122.88
December 31, 2001                                                .66               .23             98.05
December 31, 2000                                                .65               .08             76.32
--------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2004                                                .97(i)            .65(i)         145.30
December 31, 2003****                                            .74(i)*           .60(i)*        117.37*
--------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2004                                                .53(i)            .87(i)             --
December 31, 2003                                                .49               .77                --
December 31, 2002                                                .48              1.45                --
December 31, 2001                                                .45              3.75                --
December 31, 2000                                                .50              5.87                --
--------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2004                                                .69(i)            .33(i)(j)      115.82
December 31, 2003                                                .67              (.11)            44.22
December 31, 2002                                                .63              (.19)            68.82
December 31, 2001                                                .59              (.21)            72.16
December 31, 2000                                                .57              (.31)            53.64
--------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2004                                                .79(i)           1.19(i)          51.50
December 31, 2003                                                .79              1.24             59.50
December 31, 2002                                                .78              1.37             60.33
December 31, 2001                                                .79              1.32             74.80
December 31, 2000                                                .79              1.75             83.62
--------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2004                                                .95(i)           (.57)(i)        123.52
December 31, 2003                                                .89              (.62)            71.72
December 31, 2002                                                .90              (.72)            68.02
December 31, 2001                                                .85              (.63)           116.66
December 31, 2000                                                .81              (.42)            88.63
--------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2004                                                .80(i)           1.05(i)(j)      106.08
December 31, 2003                                                .79               .82            116.88
December 31, 2002                                                .78               .64            154.60
December 31, 2001                                                .74               .67            146.42
December 31, 2000                                                .78               .47            161.52
--------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2004                                                .87(i)            .48(i)          39.27
December 31, 2003                                                .91               .77             36.14
December 31, 2002                                                .92               .57             51.54
December 31, 2001                                                .94               .56             36.65
December 31, 2000                                               1.10               .59             34.05
--------------------------------------------------------------------------------------------------------

See page 272 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2004                                       $11.43           $.30(a)(i)          $2.15             $2.45
December 31, 2003                                         9.57            .28(a)              1.99              2.27
December 31, 2002                                        12.97            .35(a)             (3.35)            (3.00)
December 31, 2001                                        18.13            .36(a)             (4.17)            (3.81)
December 31, 2000                                        16.97            .49(a)              2.25              2.74
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2004                                       $10.58          $(.03)(a)(i)         $2.03             $2.00
December 31, 2003                                         7.93           (.02)(a)             2.67              2.65
December 31, 2002                                        11.40           (.03)(a)            (3.44)            (3.47)
December 31, 2001                                        19.65           (.02)(a)            (6.47)            (6.49)
December 31, 2000                                        20.68           (.05)(a)             (.73)             (.78)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2004                                       $26.10           $.21(a)(i)(j)       $1.18             $1.39
December 31, 2003                                        21.00            .10(a)              5.15              5.25
December 31, 2002                                        28.72            .12(a)             (7.63)            (7.51)
December 31, 2001                                        48.82            .20(a)            (10.65)           (10.45)
December 31, 2000                                        66.25            .04(a)             (8.96)            (8.92)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net
                                                              Net          Realized              From
                                                       Investment           Gain on            Return
Period ended                                               Income       Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2004                                          $(.29)              $--                $--
December 31, 2003                                           (.41)               --                 --
December 31, 2002                                           (.40)               --                 --
December 31, 2001                                           (.50)             (.85)                --
December 31, 2000                                           (.57)            (1.01)                --
------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2004                                            $--               $--                $--
December 31, 2003                                             --                --                 --
December 31, 2002                                             --                --                 --
December 31, 2001                                             --             (1.76)                --(e)
December 31, 2000                                             --              (.25)                --
------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2004                                          $(.12)              $--                $--
December 31, 2003                                           (.15)               --                 --
December 31, 2002                                           (.21)               --                 --
December 31, 2001                                           (.05)            (9.60)                --
December 31, 2000                                           (.02)            (8.49)                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2004                                            $(.29)           $13.59             21.87          $355,947
December 31, 2003                                             (.41)            11.43             25.00           352,531
December 31, 2002                                             (.40)             9.57            (23.83)          355,128
December 31, 2001                                            (1.35)            12.97            (22.11)          631,897
December 31, 2000                                            (1.58)            18.13             17.61           958,078
------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2004                                              $--            $12.58             18.90          $260,964
December 31, 2003                                               --             10.58             33.42           263,268
December 31, 2002                                               --              7.93            (30.44)          234,249
December 31, 2001                                            (1.76)            11.40            (33.34)          443,879
December 31, 2000                                             (.25)            19.65             (3.98)          767,550
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2004                                            $(.12)           $27.37              5.34        $2,357,097
December 31, 2003                                             (.15)            26.10             25.16         2,799,625
December 31, 2002                                             (.21)            21.00            (26.34)        2,740,121
December 31, 2001                                            (9.65)            28.72            (22.24)        4,784,868
December 31, 2000                                            (8.51)            48.82            (16.41)        7,326,157
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2004                                                .85(i)           2.50(i)          31.79
December 31, 2003                                                .83              2.84             38.45
December 31, 2002                                                .79              3.23             42.68
December 31, 2001                                                .73              2.45             93.13
December 31, 2000                                                .72              2.94             28.88
--------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2004                                                .79(i)           (.31)(i)         93.49
December 31, 2003                                                .76              (.21)            90.84
December 31, 2002                                                .74              (.28)            78.14
December 31, 2001                                                .67              (.18)           112.81
December 31, 2000                                                .67              (.22)           104.60
--------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2004                                                .64(i)            .81(i)(j)       48.94
December 31, 2003                                                .62               .45             47.37
December 31, 2002                                                .60               .51             90.52
December 31, 2001                                                .57               .61            105.03
December 31, 2000                                                .56               .07             92.54
--------------------------------------------------------------------------------------------------------

See page 272 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2004                                       $12.02           $.28(a)(i)           $.04              $.32
December 31, 2003                                        12.30            .25(a)              (.07)              .18
December 31, 2002                                        11.59            .37(a)               .62               .99
December 31, 2001                                        10.87            .47(a)               .25               .72
December 31, 2000**                                      10.00            .54(a)(i)            .66              1.20
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2004                                        $7.55           $.04(a)(i)(j)       $1.07             $1.11
December 31, 2003                                         6.05           (.01)(a)             1.51              1.50
December 31, 2002                                         7.80             --(a)(e)          (1.74)            (1.74)
December 31, 2001                                         9.06           (.01)(a)            (1.25)            (1.26)
December 31, 2000***                                     10.00           (.05)(a)             (.89)             (.94)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2004                                       $12.72           $.05(a)(i)          $2.24             $2.29
December 31, 2003****                                    10.00           (.03)(a)(i)          3.03              3.00
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                        $4.62          $(.02)(a)(i)(j)       $.37              $.35
December 31, 2003                                         3.50           (.03)(a)             1.15              1.12
December 31, 2002                                         4.97           (.05)(a)            (1.42)            (1.47)
December 31, 2001                                         7.18           (.07)(a)            (2.14)            (2.21)
December 31, 2000***                                     10.00           (.07)(a)            (2.75)            (2.82)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2004                                        $9.24           $.48(a)(i)           $.32              $.80
December 31, 2003                                         8.49            .60(a)               .96              1.56
December 31, 2002                                         8.75            .68(a)              (.18)              .50
December 31, 2001                                         9.11            .76(a)              (.45)              .31
December 31, 2000                                         9.90            .78(a)              (.78)               --(e)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2004                                       $12.08           $.19(a)(i)          $1.24             $1.43
December 31, 2003****                                    10.00            .09(a)(i)           2.05              2.14
-----------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2004                                       $10.88           $.21(a)(i)           $.67              $.88
December 31, 2003                                         9.54            .20(a)              1.38              1.58
December 31, 2002                                        10.69            .26(a)             (1.17)             (.91)
December 31, 2001                                        10.94            .29(a)              (.25)              .04
December 31, 2000                                         9.98            .18(a)               .78               .96
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2004                                       $13.45           $.20(a)(i)          $1.00             $1.20
December 31, 2003                                        11.51            .20(a)              2.21              2.41
December 31, 2002                                        13.37            .23(a)             (1.86)            (1.63)
December 31, 2001                                        16.67            .32(a)             (1.77)            (1.45)
December 31, 2000                                        19.60            .45(a)             (1.29)             (.84)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2004                                        $9.19           $.08(a)(i)          $1.16             $1.24
December 31, 2003                                         7.19            .07(a)              2.01              2.08
December 31, 2002                                         9.27            .05(a)             (2.12)            (2.07)
December 31, 2001                                        18.02             --(a)(e)          (5.14)            (5.14)
December 31, 2000                                        30.41           (.10)(a)            (7.34)            (7.44)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net              From
                                                              Net          Realized            Return
                                                       Investment           Gain on                of
Period ended                                               Income       Investments           Capital
------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2004                                           $(.45)            $(.18)              $--
December 31, 2003                                            (.23)             (.23)               --
December 31, 2002                                            (.28)               --                --
December 31, 2001                                              --                --(e)             --
December 31, 2000**                                          (.22)             (.11)               --
------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2004                                             $--               $--               $--
December 31, 2003                                              --                --                --
December 31, 2002                                            (.01)               --                --(e)
December 31, 2001                                              --                --                --
December 31, 2000***                                           --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2004                                           $(.03)            $(.58)              $--
December 31, 2003****                                          --              (.28)               --
------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                             $--               $--               $--
December 31, 2003                                              --                --                --
December 31, 2002                                              --                --                --
December 31, 2001                                              --                --                --
December 31, 2000***                                           --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2004                                           $(.87)              $--               $--
December 31, 2003                                            (.81)               --                --
December 31, 2002                                            (.76)               --                --
December 31, 2001                                            (.67)               --                --
December 31, 2000                                            (.79)               --                --
------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2004                                             $--             $(.02)              $--
December 31, 2003****                                        (.04)             (.02)               --
------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2004                                           $(.21)              $--               $--
December 31, 2003                                            (.24)               --                --
December 31, 2002                                            (.24)               --                --
December 31, 2001                                            (.29)               --                --
December 31, 2000                                              --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2004                                           $(.40)              $--               $--
December 31, 2003                                            (.47)               --                --
December 31, 2002                                            (.23)               --                --
December 31, 2001                                            (.16)            (1.69)               --
December 31, 2000                                            (.33)            (1.76)               --
------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2004                                           $(.19)              $--               $--
December 31, 2003                                            (.08)               --                --
December 31, 2002                                            (.01)               --                --
December 31, 2001                                              --             (3.61)               --
December 31, 2000                                            (.18)            (4.77)               --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2004                                            $(.63)           $11.71              2.66           $87,312
December 31, 2003                                             (.46)            12.02              1.56           107,751
December 31, 2002                                             (.28)            12.30              8.77           164,573
December 31, 2001                                               --(e)          11.59              6.64            73,366
December 31, 2000**                                           (.33)            10.87             11.98*            7,690
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2004                                              $--             $8.66             14.70           $23,302
December 31, 2003                                               --              7.55             24.79            20,315
December 31, 2002                                             (.01)             6.05            (22.35)           14,021
December 31, 2001                                               --              7.80            (13.91)            9,784
December 31, 2000***                                            --              9.06             (9.40)*             989
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2004                                            $(.61)           $14.40             18.21            $9,013
December 31, 2003****                                         (.28)            12.72             30.05*            4,737
------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                              $--             $4.97              7.58           $34,186
December 31, 2003                                               --              4.62             32.00            35,091
December 31, 2002                                               --              3.50            (29.58)           24,082
December 31, 2001                                               --              4.97            (30.78)           13,245
December 31, 2000***                                            --              7.18            (28.20)*           1,921
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2004                                            $(.87)            $9.17              9.20          $149,586
December 31, 2003                                             (.81)             9.24             19.91           141,644
December 31, 2002                                             (.76)             8.49              6.03           102,982
December 31, 2001                                             (.67)             8.75              3.51            92,828
December 31, 2000                                             (.79)             9.11             (0.07)           68,832
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2004                                            $(.02)           $13.49             11.82           $55,764
December 31, 2003****                                         (.06)            12.08             21.39*           22,804
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2004                                            $(.21)           $11.55              8.21          $294,298
December 31, 2003                                             (.24)            10.88             17.04           254,106
December 31, 2002                                             (.24)             9.54             (8.75)          178,710
December 31, 2001                                             (.29)            10.69              0.46           156,821
December 31, 2000                                               --             10.94              9.62            94,236
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2004                                            $(.40)           $14.25              9.11           $47,886
December 31, 2003                                             (.47)            13.45             21.90            32,588
December 31, 2002                                             (.23)            11.51            (12.46)           21,758
December 31, 2001                                            (1.85)            13.37             (8.58)           24,735
December 31, 2000                                            (2.09)            16.67             (4.87)           18,984
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2004                                            $(.19)           $10.24             13.68           $75,503
December 31, 2003                                             (.08)             9.19             29.23            74,972
December 31, 2002                                             (.01)             7.19            (22.39)           65,834
December 31, 2001                                            (3.61)             9.27            (29.76)           92,817
December 31, 2000                                            (4.95)            18.02            (29.75)          103,129
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2004                                                .91(i)           2.39(i)         309.71
December 31, 2003                                                .99              2.09            553.08
December 31, 2002                                                .99              3.13            517.44(f)
December 31, 2001                                                .99              4.12            262.05(f)
December 31, 2000**                                              .95(i)*          5.21(i)*        336.72*
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2004                                               1.15(i)            .51(i)(j)      139.79
December 31, 2003                                               1.31              (.20)           143.90
December 31, 2002                                               1.38               .05            166.36
December 31, 2001                                               1.57              (.13)           101.98
December 31, 2000***                                            1.22*             (.66)*           89.87*
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2004                                               1.21(i)            .35(i)         163.42
December 31, 2003****                                            .88(i)*          (.18)(i)*       163.05*
--------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2004                                               1.19(i)           (.48)(i)(j)     106.52
December 31, 2003                                               1.33              (.83)            81.55
December 31, 2002                                               1.81             (1.36)            92.27(g)
December 31, 2001                                               1.84             (1.34)           109.55
December 31, 2000***                                             .89*             (.67)*           28.20*
--------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2004                                               1.05(i)           5.41(i)          79.07
December 31, 2003                                               1.07              6.86            104.06
December 31, 2002                                               1.07              8.20            176.17(f)
December 31, 2001                                               1.01              8.58            139.13(f)
December 31, 2000                                                .93              8.45            169.27
--------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2004                                               1.08(i)           1.51(i)          89.30
December 31, 2003****                                            .88(i)*           .76(i)*        113.49*
--------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2004                                                .97(i)           1.90(i)         148.39
December 31, 2003                                                .98              2.00            144.47
December 31, 2002                                               1.00              2.58            128.14(f)
December 31, 2001                                                .98              2.69            334.64(f)
December 31, 2000                                                .91              3.27            154.53
--------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2004                                               1.18(i)           1.51(i)         156.86
December 31, 2003                                               1.20              1.63            155.21
December 31, 2002                                               1.16              1.87            105.04
December 31, 2001                                               1.06              2.29            187.96(f)
December 31, 2000                                                .94              2.60            159.03
--------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2004                                               1.19(i)            .86(i)          77.03
December 31, 2003                                               1.17               .95             88.32
December 31, 2002                                               1.14               .69            173.27
December 31, 2001                                               1.04              (.02)           186.11
December 31, 2000                                                .91              (.43)           170.41
--------------------------------------------------------------------------------------------------------

See page 272 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                       $23.26           $.34(a)(i)          $2.21             $2.55
December 31, 2003                                        18.64            .32(a)              4.67              4.99
December 31, 2002                                        23.44            .31(a)             (4.67)            (4.36)
December 31, 2001                                        25.76            .29(a)             (1.93)            (1.64)
December 31, 2000                                        26.75            .36(a)              1.48              1.84
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2004                                        $4.59           $.02(a)(i)(j)        $.06              $.08
December 31, 2003                                         3.73             --(a)(e)            .86               .86
December 31, 2002                                         5.29           (.01)(a)            (1.55)            (1.56)
December 31, 2001                                         7.79           (.02)(a)            (2.48)            (2.50)
December 31, 2000**                                      10.00           (.04)(a)            (2.17)            (2.21)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2004                                       $10.97           $.01(a)(i)           $.77              $.78
December 31, 2003                                         9.32            .02(a)              1.69              1.71
December 31, 2002                                        11.70            .01(a)             (2.39)            (2.38)
December 31, 2001                                        14.58           (.02)(a)            (2.86)            (2.88)
December 31, 2000                                        10.50           (.01)(a)             4.09              4.08
-----------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2004                                        $7.94           $.55(a)(i)           $.23              $.78
December 31, 2003                                         7.05            .62(a)              1.09              1.71
December 31, 2002                                         8.06            .74(a)              (.78)             (.04)
December 31, 2001                                         8.97            .88(a)              (.54)              .34
December 31, 2000                                        11.08           1.13(a)             (1.97)             (.84)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2004                                       $12.84           $.34(a)(i)           $.22              $.56
December 31, 2003                                        12.89            .42(a)               .13               .55
December 31, 2002                                        12.60            .60(a)               .35               .95
December 31, 2001                                        12.58            .65(a)               .23               .88
December 31, 2000                                        12.51            .81(a)               .11               .92
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2004                                       $12.85           $.12(a)(i)          $1.94             $2.06
December 31, 2003                                        10.09            .13(a)              2.73              2.86
December 31, 2002                                        12.36            .10(a)             (2.28)            (2.18)
December 31, 2001                                        17.67            .09(a)             (3.61)            (3.52)
December 31, 2000                                        21.63            .21(a)             (1.97)            (1.76)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2004                                       $11.31           $.11(a)(i)          $2.24             $2.35
December 31, 2003                                         8.35            .13(a)              2.97              3.10
December 31, 2002                                         9.73            .09(a)             (1.42)            (1.33)
December 31, 2001                                        13.25            .11(a)             (2.79)            (2.68)
December 31, 2000                                        15.22            .13(a)               .08               .21
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2004                                       $11.11           $.08(a)(i)          $1.39             $1.47
December 31, 2003                                         8.37            .07(a)              2.70              2.77
December 31, 2002                                         9.75            .05(a)             (1.37)            (1.32)
December 31, 2001                                        13.67            .02(a)             (3.94)            (3.92)
December 31, 2000                                        23.28           (.13)(a)            (8.44)            (8.57)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net              From
                                                              Net          Realized            Return
                                                       Investment           Gain on                of
Period ended                                               Income       Investments           Capital
------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                           $(.37)              $--               $--
December 31, 2003                                            (.37)               --                --
December 31, 2002                                            (.32)             (.12)               --
December 31, 2001                                            (.39)             (.29)               --
December 31, 2000                                            (.49)            (2.34)               --
------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2004                                             $--               $--               $--
December 31, 2003                                              --                --                --
December 31, 2002                                              --                --                --
December 31, 2001                                              --                --                --
December 31, 2000**                                            --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2004                                           $(.02)              $--               $--
December 31, 2003                                            (.06)               --                --
December 31, 2002                                              --                --                --
December 31, 2001                                              --                --                --
December 31, 2000                                              --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2004                                           $(.67)              $--               $--
December 31, 2003                                            (.82)               --                --
December 31, 2002                                            (.97)               --                --
December 31, 2001                                           (1.25)               --                --
December 31, 2000                                           (1.27)               --                --
------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2004                                           $(.52)              $--               $--
December 31, 2003                                            (.60)               --                --
December 31, 2002                                            (.66)               --                --
December 31, 2001                                            (.86)               --                --
December 31, 2000                                            (.85)               --                --
------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2004                                           $(.20)              $--               $--
December 31, 2003                                            (.10)               --                --
December 31, 2002                                            (.09)               --                --
December 31, 2001                                            (.04)            (1.75)               --
December 31, 2000                                            (.41)            (1.79)               --
------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2004                                           $(.15)              $--               $--
December 31, 2003                                            (.14)               --                --
December 31, 2002                                            (.05)               --                --
December 31, 2001                                            (.12)             (.72)               --
December 31, 2000                                            (.68)            (1.50)               --
------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2004                                           $(.11)              $--               $--
December 31, 2003                                            (.03)               --                --
December 31, 2002                                            (.06)               --                --
December 31, 2001                                              --                --                --
December 31, 2000                                            (.01)            (1.03)               --(e)
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                            $(.37)           $25.44             11.11          $871,478
December 31, 2003                                             (.37)            23.26             27.38           828,558
December 31, 2002                                             (.44)            18.64            (18.99)          612,170
December 31, 2001                                             (.68)            23.44             (6.39)          709,842
December 31, 2000                                            (2.83)            25.76              7.92           513,216
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2004                                              $--             $4.67              1.74           $36,059
December 31, 2003                                               --              4.59             23.06            37,906
December 31, 2002                                               --              3.73            (29.49)           31,065
December 31, 2001                                               --              5.29            (32.09)           44,521
December 31, 2000**                                             --              7.79            (22.10)*          41,072
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2004                                            $(.02)           $11.73              7.12          $162,097
December 31, 2003                                             (.06)            10.97             18.39           161,036
December 31, 2002                                               --              9.32            (20.34)          119,828
December 31, 2001                                               --             11.70            (19.75)          128,067
December 31, 2000                                               --             14.58             38.86           107,991
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2004                                            $(.67)            $8.05             10.54          $175,106
December 31, 2003                                             (.82)             7.94             26.54           159,069
December 31, 2002                                             (.97)             7.05             (0.85)           79,036
December 31, 2001                                            (1.25)             8.06              3.78            64,972
December 31, 2000                                            (1.27)             8.97             (8.51)           38,039
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2004                                            $(.52)           $12.88              4.43          $278,617
December 31, 2003                                             (.60)            12.84              4.43           262,067
December 31, 2002                                             (.66)            12.89              7.89           215,874
December 31, 2001                                             (.86)            12.60              7.30           144,380
December 31, 2000                                             (.85)            12.58              7.79            55,669
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2004                                            $(.20)           $14.71             16.19          $558,206
December 31, 2003                                             (.10)            12.85             28.65           510,055
December 31, 2002                                             (.09)            10.09            (17.75)          308,970
December 31, 2001                                            (1.79)            12.36            (20.61)          252,647
December 31, 2000                                            (2.20)            17.67             (9.61)          197,754
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2004                                            $(.15)           $13.51             20.98           $87,743
December 31, 2003                                             (.14)            11.31             37.85            63,651
December 31, 2002                                             (.05)             8.35            (13.77)           45,744
December 31, 2001                                             (.84)             9.73            (20.81)           41,771
December 31, 2000                                            (2.18)            13.25              1.33            36,934
------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2004                                            $(.11)           $12.47             13.35          $141,110
December 31, 2003                                             (.03)            11.11             33.21           144,493
December 31, 2002                                             (.06)             8.37            (13.63)          122,332
December 31, 2001                                               --              9.75            (28.68)          159,227
December 31, 2000                                            (1.04)            13.67            (38.67)          184,660
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2004                                                .79(i)           1.45(i)          29.21
December 31, 2003                                                .78              1.60             32.55
December 31, 2002                                                .77              1.47             36.01
December 31, 2001                                                .73              1.22             32.75
December 31, 2000                                                .65              1.47             55.04
--------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2004                                               1.15(i)            .55(i)(j)       57.02
December 31, 2003                                               1.21              (.08)            59.00
December 31, 2002                                               1.21              (.21)            63.30
December 31, 2001                                               1.07              (.39)            83.13
December 31, 2000**                                              .94*             (.39)*           57.60*
--------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2004                                               1.10(i)            .13(i)          47.82
December 31, 2003                                               1.09               .11             63.66
December 31, 2002                                               1.08               .13             74.33
December 31, 2001                                               1.01              (.13)            53.20
December 31, 2000                                                .94              (.10)            49.10
--------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2004                                               1.03(i)           7.18(i)          50.44
December 31, 2003                                               1.03              8.44             75.01
December 31, 2002                                               1.03             10.38             68.41
December 31, 2001                                                .98             10.71             81.97
December 31, 2000                                                .89             11.61             69.05
--------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2004                                                .91(i)           2.71(i)         401.71
December 31, 2003                                                .93              3.29            287.19
December 31, 2002                                                .93              4.79            399.61(f)
December 31, 2001                                                .90              5.26            250.79(f)
December 31, 2000                                                .82              6.74            238.00
--------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2004                                               1.19(i)            .95(i)          62.84
December 31, 2003                                               1.19              1.15             71.14
December 31, 2002                                               1.24               .91             53.20(g)
December 31, 2001                                               1.16               .66             69.81
December 31, 2000                                               1.09              1.13             78.84
--------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2004                                               1.26(i)            .89(i)          59.34
December 31, 2003                                               1.27              1.39             71.71
December 31, 2002                                               1.25              1.03             99.21
December 31, 2001                                               1.20              1.02            154.29
December 31, 2000                                               1.12               .97             82.02
--------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2004                                               1.50(i)            .70(i)         139.72
December 31, 2003                                               1.51               .74            135.90
December 31, 2002                                               1.52               .56            136.66
December 31, 2001                                               1.46               .14            198.97
December 31, 2000                                               1.36              (.74)           189.71
--------------------------------------------------------------------------------------------------------

See page 272 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2004                                        $8.91           $.09(a)(i)(j)       $1.03             $1.12
December 31, 2003                                         7.04            .03(a)              1.87              1.90
December 31, 2002                                         9.26            .03(a)             (2.24)            (2.21)
December 31, 2001                                        12.31            .01(a)             (3.06)            (3.05)
December 31, 2000                                        15.13           (.01)(a)            (2.81)            (2.82)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2004                                       $12.78           $.05(a)(i)          $1.92             $1.97
December 31, 2003****                                    10.00            .05(a)(i)           2.83              2.88
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2004                                        $1.00         $.0066(i)               $--(h)         $.0066
December 31, 2003                                         1.00          .0051                   --(h)          .0051
December 31, 2002                                         1.00          .0120                   --(h)          .0120
December 31, 2001                                         1.00          .0370                   --             .0370
December 31, 2000                                         1.00          .0566                   --             .0566
-----------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2004                                       $15.23           $.01(a)(i)(j)       $1.56             $1.57
December 31, 2003                                        11.50           (.05)(a)             3.78              3.73
December 31, 2002                                        16.55           (.06)(a)            (4.99)            (5.05)
December 31, 2001                                        29.77           (.08)(a)            (8.72)            (8.80)
December 31, 2000                                        43.44           (.18)(a)           (10.00)           (10.18)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2004                                       $14.27           $.14(a)(i)          $2.05             $2.19
December 31, 2003                                        10.93            .12(a)              3.37              3.49
December 31, 2002                                        13.42            .14(a)             (2.14)            (2.00)
December 31, 2001                                        13.49            .14(a)               .29               .43
December 31, 2000                                        11.85            .20(a)              2.26              2.46
-----------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2004                                        $5.51          $(.04)(a)(i)          $.51              $.47
December 31, 2003                                         4.06           (.04)(a)             1.49              1.45
December 31, 2002                                         5.99           (.05)(a)            (1.88)            (1.93)
December 31, 2001                                        11.03           (.06)(a)            (4.98)            (5.04)
December 31, 2000                                        22.76           (.10)(a)           (11.40)           (11.50)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2004                                       $10.58           $.09(a)(i)(j)        $.71              $.80
December 31, 2003                                         8.47            .05(a)              2.09              2.14
December 31, 2002                                        10.94            .04(a)             (2.46)            (2.42)
December 31, 2001                                        14.28            .05(a)             (2.72)            (2.67)
December 31, 2000                                        14.67            .05(a)              (.34)             (.29)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2004                                       $18.12           $.05(a)(i)          $4.69             $4.74
December 31, 2003                                        12.16            .08(a)              5.93              6.01
December 31, 2002                                        15.03            .05(a)             (2.75)            (2.70)
December 31, 2001                                        12.79            .04(a)              2.27              2.31
December 31, 2000                                        10.30            .05(a)              2.47              2.52
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                               From
                                                             From               Net              From
                                                              Net          Realized            Return
                                                       Investment           Gain on                of
Period ended                                               Income       Investments           Capital
------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2004                                           $(.04)              $--               $--
December 31, 2003                                            (.03)               --                --
December 31, 2002                                            (.01)               --                --
December 31, 2001                                              --                --                --
December 31, 2000                                              --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2004                                             $--             $(.07)              $--
December 31, 2003****                                        (.03)             (.07)               --
------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2004                                         $(.0066)              $--               $--
December 31, 2003                                          (.0051)               --                --
December 31, 2002                                          (.0120)               --                --
December 31, 2001                                          (.0370)               --                --
December 31, 2000                                          (.0566)               --                --
------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2004                                             $--               $--               $--
December 31, 2003                                              --                --                --
December 31, 2002                                              --                --                --
December 31, 2001                                              --             (4.42)               --(e)
December 31, 2000                                              --             (3.49)               --
------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2004                                           $(.13)              $--               $--
December 31, 2003                                            (.15)               --                --
December 31, 2002                                            (.11)             (.38)               --
December 31, 2001                                            (.13)             (.37)               --
December 31, 2000                                            (.18)             (.64)               --
------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2004                                             $--               $--               $--
December 31, 2003                                              --                --                --
December 31, 2002                                              --                --                --
December 31, 2001                                              --                --                --
December 31, 2000                                              --              (.23)               --(e)
------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2004                                             $--               $--               $--
December 31, 2003                                            (.03)               --                --
December 31, 2002                                            (.05)               --                --
December 31, 2001                                            (.04)             (.63)               --
December 31, 2000                                              --              (.10)               --
------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2004                                           $(.07)              $--               $--
December 31, 2003                                            (.05)               --                --
December 31, 2002                                            (.03)             (.14)               --
December 31, 2001                                              --(e)           (.07)               --
December 31, 2000                                            (.03)               --                --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2004                                            $(.04)            $9.99             12.64          $226,738
December 31, 2003                                             (.03)             8.91             27.14           220,061
December 31, 2002                                             (.01)             7.04            (23.87)          180,341
December 31, 2001                                               --              9.26            (24.78)          261,025
December 31, 2000                                               --             12.31            (18.64)          279,598
------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2004                                            $(.07)           $14.68             15.44           $14,507
December 31, 2003****                                         (.10)            12.78             28.83*            6,703
------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2004                                          $(.0066)            $1.00               .66          $108,012
December 31, 2003                                           (.0051)             1.00               .51           121,504
December 31, 2002                                           (.0120)             1.00              1.20           154,358
December 31, 2001                                           (.0370)             1.00              3.76           154,176
December 31, 2000                                           (.0566)             1.00              5.82           101,820
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2004                                              $--            $16.80             10.31          $171,305
December 31, 2003                                               --             15.23             32.44           176,316
December 31, 2002                                               --             11.50            (30.51)          125,829
December 31, 2001                                            (4.42)            16.55            (30.14)          200,041
December 31, 2000                                            (3.49)            29.77            (26.20)          231,779
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2004                                            $(.13)           $16.33             15.43          $197,944
December 31, 2003                                             (.15)            14.27             32.48           149,367
December 31, 2002                                             (.49)            10.93            (15.60)           99,692
December 31, 2001                                             (.50)            13.42              3.32            88,543
December 31, 2000                                             (.82)            13.49             22.37            30,806
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2004                                              $--             $5.98              8.53           $41,044
December 31, 2003                                               --              5.51             35.71            43,220
December 31, 2002                                               --              4.06            (32.22)           32,536
December 31, 2001                                               --              5.99            (45.69)           55,209
December 31, 2000                                             (.23)            11.03            (51.09)           74,367
------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2004                                              $--            $11.38              7.56          $126,286
December 31, 2003                                             (.03)            10.58             25.32           125,821
December 31, 2002                                             (.05)             8.47            (22.20)          101,445
December 31, 2001                                             (.67)            10.94            (18.83)          119,888
December 31, 2000                                             (.10)            14.28             (1.98)           88,834
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2004                                            $(.07)           $22.79             26.22          $475,639
December 31, 2003                                             (.05)            18.12             49.65           332,094
December 31, 2002                                             (.17)            12.16            (18.27)          191,497
December 31, 2001                                             (.07)            15.03             18.13           130,991
December 31, 2000                                             (.03)            12.79             24.44            30,586
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2004                                               1.01(i)            .98(i)(j)       84.91
December 31, 2003                                               1.00               .46             73.32
December 31, 2002                                                .97               .32            122.88
December 31, 2001                                                .88               .02             98.05
December 31, 2000                                                .80              (.06)            76.32
--------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2004                                               1.22(i)            .40(i)         145.30
December 31, 2003****                                            .91(i)*           .45(i)*        117.37*
--------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2004                                                .78(i)            .66(i)             --
December 31, 2003                                                .74               .51                --
December 31, 2002                                                .73              1.19                --
December 31, 2001                                                .67              3.51                --
December 31, 2000                                                .65              5.81                --
--------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2004                                                .94(i)            .09(i)(j)      115.82
December 31, 2003                                                .92              (.36)            44.22
December 31, 2002                                                .88              (.44)            68.82
December 31, 2001                                                .81              (.43)            72.16
December 31, 2000                                                .72              (.45)            53.64
--------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2004                                               1.04(i)            .95(i)          51.50
December 31, 2003                                               1.04               .99             59.50
December 31, 2002                                               1.03              1.16             60.33
December 31, 2001                                               1.01              1.10             74.80
December 31, 2000                                                .94              1.65             83.62
--------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2004                                               1.20(i)           (.81)(i)        123.52
December 31, 2003                                               1.14              (.87)            71.72
December 31, 2002                                               1.15              (.97)            68.02
December 31, 2001                                               1.07              (.86)           116.66
December 31, 2000                                                .96              (.59)            88.63
--------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2004                                               1.05(i)            .82(i)(j)      106.08
December 31, 2003                                               1.04               .56            116.88
December 31, 2002                                               1.03               .41            154.60
December 31, 2001                                                .96               .46            146.42
December 31, 2000                                                .93               .35            161.52
--------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2004                                               1.12(i)            .23(i)          39.27
December 31, 2003                                               1.16               .53             36.14
December 31, 2002                                               1.17               .36             51.54
December 31, 2001                                               1.16               .33             36.65
December 31, 2000                                               1.25               .44             34.05
--------------------------------------------------------------------------------------------------------

See page 272 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB
-----------------------------------------------------------------------------------------------------------------------
                                                                    Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2004                                       $11.39           $.27(a)(i)          $2.14             $2.41
December 31, 2003                                         9.52            .26(a)              1.99              2.25
December 31, 2002                                        12.92            .32(a)             (3.35)            (3.03)
December 31, 2001                                        18.09            .33(a)             (4.16)            (3.83)
December 31, 2000                                        16.95            .45(a)              2.26              2.71
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2004                                       $10.48          $(.06)(a)(i)         $2.01             $1.95
December 31, 2003                                         7.87           (.04)(a)             2.65              2.61
December 31, 2002                                        11.34           (.05)(a)            (3.42)            (3.47)
December 31, 2001                                        19.60           (.05)(a)            (6.45)            (6.50)
December 31, 2000                                        20.65           (.08)(a)             (.72)             (.80)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2004                                       $25.96           $.15(a)(i)(j)       $1.15             $1.30
December 31, 2003                                        20.87            .04(a)              5.14              5.18
December 31, 2002                                        28.56            .06(a)             (7.60)            (7.54)
December 31, 2001                                        48.64            .13(a)            (10.61)           (10.48)
December 31, 2000                                        66.11            .01(a)             (8.99)            (8.98)
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                       Less Distributions:
                                                                               From
                                                             From               Net              From
                                                              Net          Realized            Return
                                                       Investment           Gain on                of
Period ended                                               Income       Investments           Capital
------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2004                                           $(.26)              $--               $--
December 31, 2003                                            (.38)               --                --
December 31, 2002                                            (.37)               --                --
December 31, 2001                                            (.49)             (.85)               --
December 31, 2000                                            (.56)            (1.01)               --
------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2004                                             $--               $--               $--
December 31, 2003                                              --                --                --
December 31, 2002                                              --                --                --
December 31, 2001                                              --             (1.76)               --(e)
December 31, 2000                                              --              (.25)               --
------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2004                                           $(.06)              $--               $--
December 31, 2003                                            (.09)               --                --
December 31, 2002                                            (.15)               --                --
December 31, 2001                                              --             (9.60)               --
December 31, 2000                                              --(e)          (8.49)               --
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------


                                                                                                 Total
                                                                                            Investment
                                                                                             Return at       Net Assets,
                                                             Total  Net Asset Value,         Net Asset     End of Period
Period ended                                         Distributions     End of Period    Value(%)(b)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2004                                            $(.26)           $13.54             21.60           $58,362
December 31, 2003                                             (.38)            11.39             24.82            48,653
December 31, 2002                                             (.37)             9.52            (24.09)           39,574
December 31, 2001                                            (1.34)            12.92            (22.28)           59,284
December 31, 2000                                            (1.57)            18.09             17.45            48,543
------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2004                                              $--            $12.43             18.61          $258,884
December 31, 2003                                               --             10.48             33.16           240,752
December 31, 2002                                               --              7.87            (30.60)          189,445
December 31, 2001                                            (1.76)            11.34            (33.50)          293,140
December 31, 2000                                             (.25)            19.60             (4.09)          297,024
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2004                                            $(.06)           $27.20              5.03          $518,951
December 31, 2003                                             (.09)            25.96             24.91           509,892
December 31, 2002                                             (.15)            20.87            (26.53)          362,402
December 31, 2001                                            (9.60)            28.56            (22.41)          481,526
December 31, 2000                                            (8.49)            48.64            (16.54)          485,116
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------


                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(b)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2004                                               1.10(i)           2.24(i)          31.79
December 31, 2003                                               1.08              2.57             38.45
December 31, 2002                                               1.04              2.99             42.68
December 31, 2001                                                .95              2.23             93.13
December 31, 2000                                                .87              2.68             28.88
--------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2004                                               1.04(i)           (.56)(i)         93.49
December 31, 2003                                               1.01              (.46)            90.84
December 31, 2002                                                .99              (.53)            78.14
December 31, 2001                                                .89              (.39)           112.81
December 31, 2000                                                .82              (.36)           104.60
--------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2004                                                .89(i)            .60(i)(j)       48.94
December 31, 2003                                                .87               .19             47.37
December 31, 2002                                                .85               .26             90.52
December 31, 2001                                                .79               .39            105.03
December 31, 2000                                                .71               .02             92.54
--------------------------------------------------------------------------------------------------------

See page 272 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



PUTNAM VARIABLE TRUST

Notes to Financial Highlights

   * Not annualized.

  ** For the period February 1, 2000 (commencement of operations) to
     December 31, 2000.

 *** For the period September 29, 2000 (commencement of operations) to
     December 31, 2000.

**** For the period May 1, 2003 (commencement of operations) to December
     31, 2003.

 (a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 (b) The charges and expenses at the insurance company separate account level are not reflected.

 (c) Total return assumes dividend reinvestment.

 (d) Includes amounts paid through expense offset arrangements and for certain funds, brokerage service arrangements (Note 2).

 (e) Amount represents less than $0.01 per share.

 (f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

 (g) Portfolio turnover excludes the impact of assets received from the acquired fund.

 (h) Amount represents less than $0.0001 per share.

 (i) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the following funds' class IA and class IB shares reflect a reduction of the following amounts based on average net assets (Notes 2 and 6).


                                                   12/31/04     12/31/03     12/31/02     12/31/01       12/31/00
                                                   --------     --------     --------     --------       --------
Putnam VT American Government Income Fund          0.13%        --           --           --             0.19%
Putnam VT Capital Appreciation Fund                0.13%        --           --           --             --
Putnam VT Capital Opportunities Fund               0.44%        0.61%        --           --             --
Putnam VT Discovery Growth Fund                    0.14%        --           --           --             --
Putnam VT Diversified Income Fund                  0.03%        --           --           --             --
Putnam VT Equity Income Fund                       0.03%        0.18%        --           --             --
Putnam VT The George Putnam Fund of Boston         0.01%        --           --           --             --
Putnam VT Global Asset Allocation Fund             0.01%        --           --           --             --
Putnam VT Global Equity Fund                      <0.01%        --           --           --             --
Putnam VT Growth and Income Fund                  <0.01%        --           --           --             --
Putnam VT Growth Opportunities Fund                0.05%        --           --           --             --
Putnam VT Health Sciences Fund                    <0.01%        --           --           --             --
Putnam VT High Yield Fund                         <0.01%        --           --           --             --
Putnam VT Income Fund                              0.04%        --           --           --             --
Putnam VT International Equity Fund               <0.01%        --           --           --             --
Putnam VT International Growth and Income Fund    <0.01%        --           --           --             --
Putnam VT International New Opportunities Fund     0.01%        --           --           --             --
Putnam VT Investors Fund                          <0.01%        --           --           --             --
Putnam VT Mid Cap Value Fund                       0.07%        0.54%        --           --             --
Putnam VT Money Market Fund                        0.02%        --           --           --             --
Putnam VT New Opportunities Fund                  <0.01%        --           --           --             --
Putnam VT New Value Fund                          <0.01%        --           --           --             --
Putnam VT OTC & Emerging Growth Fund               0.01%        --           --           --             --
Putnam VT Research Fund                           <0.01%        --           --           --             --
Putnam VT Small Cap Value Fund                    <0.01%        --           --           --             --
Putnam VT Utilities Growth and Income Fund        <0.01%        --           --           --             --
Putnam VT Vista Fund                              <0.01%        --           --           --             --
Putnam VT Voyager Fund                            <0.01%        --           --           --             --



 (j) Net investment income (loss) per share and ratio of net investment income (loss) for the following funds' class IA and class IB shares reflect a special dividend which amounted to the following amounts based on the weighted average number of shares outstanding and average net assets, respectively, for the year ended December 31, 2004.

                                         Net investment       Ratio of net
                                          income (loss)        investment
                                            per share         income (loss)
                                       ------------------   ------------------
Putnam VT Capital Appreciation Fund           $0.02               0.31%
Putnam VT Discovery Growth Fund                0.01               0.14%
Putnam VT Growth Opportunities Fund            0.03               0.58%
Putnam VT Investors Fund                       0.05               0.54%
Putnam VT New Opportunities Fund               0.06               0.37%
Putnam VT Research Fund                        0.04               0.34%
Putnam VT Voyager Fund                         0.12               0.45%



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST

Notes to Financial Statements
December 31, 2004

NOTE 1
SIGNIFICANT
ACCOUNTING
POLICIES

Putnam Variable Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company (except for Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund, which are non-diversified) which consists of a series of investment portfolios (the "fund" or the "funds"), each of which are represented by a separate series of class IA shares and class IB shares of beneficial interest. The Trust currently offers the following twenty-eight funds:
Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Mid Cap Value Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund each concentrate their investments in one sector which involves more risk than a fund that invests more broadly. Putnam VT Diversified Income Fund, Putnam VT High Yield Fund and Putnam VT Income Fund invest in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the fund's investments.

Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation For all funds other than Putnam VT Money Market Fund, investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. See sections F, G, H, I, J, K and L with respect to the valuation of forward currency contracts, futures and options contracts, total return swap contracts, interest rate swap contracts, credit default contracts and TBA purchase and sale commitments.

The valuation of Putnam VT Money Market Fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an Exemptive Order from the Securities and Exchange Commission, each fund may transfer uninvested cash balances, which includes for every fund other than Putnam VT Money Market Fund cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the Trust's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements for funds other than Putnam VT Money Market Fund, and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Putnam VT Diversified Income Fund and Putnam VT High Yield Fund earned certain fees in connection with their senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of each fund of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. Each fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Certain funds of the Trust may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. For the year ended December 31, 2004, Putnam VT Global Equity Fund, Putnam VT International Equity Fund and Putnam VT International Growth and Income Fund incurred these taxes.

F) Forward currency contracts Each fund, except for Putnam VT Money Market Fund, may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

G) Futures and options contracts During the year ended December 31, 2004, Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT Discovery Growth Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Income Fund, Putnam VT Investors Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund used futures contracts and/or options contracts to hedge against changes in the values of securities that each fund owns, owned or expects to purchase. Each fund may also write options on securities they own or in which they may invest to increase their current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

H) Total return swap contracts During the year ended December 31, 2004, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund and Putnam VT Income Fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

I) Interest rate swap contracts During the year ended December 31, 2004, Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund and Putnam VT Income Fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

J) Credit default contracts During the year ended December 31, 2004, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund entered into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

K) TBA purchase commitments Each fund, except for Putnam VT Money Market Fund, may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments Each fund, except for Putnam VT Money Market Fund, may enter into TBA sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

M) Security lending During the year ended December 31, 2004, each fund except Putnam VT American Government Income Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund, Putnam VT Mid Cap Value Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund and Putnam VT OTC & Emerging Growth Fund, lent securities, through their agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At December 31, 2004, the value of securities loaned and the cash collateral received by the funds, which is pooled with collateral from other Putnam funds into 25 issuers (26 issuers for Putnam VT Global Asset Allocation Fund and Putnam VT Utilities Growth and Income Fund, and one issuer for Putnam VT International Growth and Income Fund and Putnam VT International New Opportunities Fund) of high-grade short-term investments, amounted to the following:

                                                 Total                Total
Fund Name                                Loaned Amount      Cash Collateral
---------------------------------------------------------------------------
Putnam VT American
Government Fund                                    $--                  $--

Putnam VT Capital
Appreciation Fund                              863,796              885,500

Putnam VT Capital
Opportunities Fund                                  --                   --

Putnam VT Discovery
Growth Fund                                         --                   --

Putnam VT Diversified
Income Fund                                  1,188,421            1,229,218

Putnam VT Equity Income Fund                        --                   --

Putnam VT The George
Putnam Fund of Boston                        9,882,685           10,227,319

Putnam VT Global Asset
Allocation Fund                              5,634,943            5,857,141

Putnam VT Global Equity Fund                27,382,264           28,361,614

Putnam VT Growth and
Income Fund                                 59,474,127           61,639,802

Putnam VT Growth
Opportunities Fund                                  --                   --

Putnam VT Health Sciences Fund              10,670,105           10,951,311

Putnam VT High Yield Fund                      312,740              341,095

Putnam VT Income Fund                        5,638,785            5,774,823

Putnam VT International Equity Fund          1,046,958            1,094,000

Putnam VT International
Growth and Income Fund                       1,870,555            1,964,665

Putnam VT International
New Opportunities Fund                         820,813              865,000

Putnam VT Investors Fund                    32,658,528           33,539,499

Putnam VT Mid Cap Value Fund                        --                   --

Putnam VT Money Market Fund                         --                   --

Putnam VT New Opportunities Fund                    --                   --

Putnam VT New Value Fund                     4,920,306            5,029,900

Putnam VT OTC & Emerging
Growth Fund                                         --                   --

Putnam VT Research Fund                             --                   --

Putnam VT Small Cap Value Fund              61,104,034           63,209,440

Putnam VT Utilities Growth
and Income Fund                             75,769,073           78,328,753

Putnam VT Vista Fund                        48,723,863           50,052,197

Putnam VT Voyager Fund                      27,962,931           28,711,700
---------------------------------------------------------------------------

N) Federal taxes Each fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2004, the following funds had capital loss carryovers, which will expire on the following dates:

Fund Name                               Loss Carryover      Expiration Date
---------------------------------------------------------------------------
Putnam VT Capital
Appreciation Fund                             $457,882    December 31, 2010

Putnam VT Discovery
Growth Fund                                  2,829,340    December 31, 2008
                                               979,611    December 31, 2009
                                             6,200,829    December 31, 2010

Putnam VT Diversified
Income Fund                                  9,003,798    December 31, 2006
                                            29,253,857    December 31, 2007
                                            17,509,545    December 31, 2008
                                            35,797,191    December 31, 2009
                                            39,497,485    December 31, 2010

Putnam VT The George
Putnam Fund of Boston                        6,383,501    December 31, 2010
                                             8,852,237    December 31, 2011

Putnam VT Global Asset
Allocation Fund                              3,741,298    December 31, 2009
                                            66,084,293    December 31, 2010
                                             6,209,003    December 31, 2011

Putnam VT Global
Equity Fund                                688,458,058    December 31, 2009
                                           194,434,404    December 31, 2010
                                             1,895,219    December 31, 2011

Putnam VT Growth and
Income Fund                                102,248,157    December 31, 2010
                                           258,656,063    December 31, 2011

Putnam VT Growth
Opportunities Fund                           9,528,605    December 31, 2008
                                            61,617,837    December 31, 2009
                                            26,053,370    December 31, 2010
                                             4,350,359    December 31, 2011
                                             2,999,640    December 31, 2012

Putnam VT Health
Sciences Fund                                8,311,931    December 31, 2009
                                            43,198,692    December 31, 2010
                                            14,247,714    December 31, 2011

Putnam VT High Yield Fund                   16,523,488    December 31, 2006
                                            60,939,752    December 31, 2007
                                            69,810,807    December 31, 2008
                                            88,127,331    December 31, 2009
                                           116,537,335    December 31, 2010
                                            16,826,743    December 31, 2011
                                            11,865,539    December 31, 2012

Putnam VT International
Equity Fund                                  8,923,713    December 31, 2008
                                             2,230,928    December 31, 2009
                                            98,048,377    December 31, 2010
                                            72,711,365    December 31, 2011

Putnam VT International
Growth and Income Fund                      31,274,099    December 31, 2009
                                            21,014,713    December 31, 2010

Putnam VT International
New Opportunities Fund                      23,319,930    December 31, 2008
                                           135,534,785    December 31, 2009
                                            37,566,266    December 31, 2010

Putnam VT Investors Fund                    80,448,346    December 31, 2008
                                           245,199,480    December 31, 2009
                                           109,246,178    December 31, 2010

Putnam VT New
Opportunities Fund                         660,875,902    December 31, 2009
                                           625,131,957    December 31, 2010
                                            74,081,080    December 31, 2011

Putnam VT New Value Fund                       283,416    December 31, 2011

Putnam VT OTC & Emerging
Growth Fund                                126,784,924    December 31, 2008
                                           207,253,292    December 31, 2009
                                            46,156,491    December 31, 2010

Putnam VT Research Fund                     44,773,261    December 31, 2009
                                            50,685,433    December 31, 2010
                                             2,734,369    December 31, 2011

Putnam VT Utilities Growth
and Income Fund                              8,318,622    December 31, 2009
                                            90,436,035    December 31, 2010
                                            44,040,714    December 31, 2011

Putnam VT Vista Fund                       295,747,391    December 31, 2009
                                           161,305,547    December 31, 2010
                                            23,278,091    December 31, 2011

Putnam VT Voyager Fund                     507,999,885    December 31, 2009
                                         1,042,501,471    December 31, 2010
                                           236,222,586    December 31, 2011
---------------------------------------------------------------------------

These capital loss carryovers, available to the extent allowed by the Code, may be used to offset future net capital gains, if any.

O) Distributions to shareholders For Putnam VT Money Market Fund, income dividends are recorded daily by the fund and are paid monthly to shareholders. Distributions of realized gains, if any, are paid at least annually. For all other funds, distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and permanent differences for each fund:


Fund Name                                        Timing Differences During the Period
------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Fund:              losses on wash sale transactions, realized and unrealized gains and losses on certain futures contracts and income on swap contracts

Putnam VT Capital Appreciation Fund:             losses on wash sale transactions and nontaxable dividends

Putnam VT Capital Opportunities Fund:            losses on wash sale transactions, foreign currency gains and losses and nontaxable dividends

Putnam VT Discovery Growth Fund:                 losses on wash sale transactions, straddle loss deferrals, realized built-in losses and net operating loss

Putnam VT Diversified Income Fund:               losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities and income on swap contracts

Putnam VT Equity Income Fund:                    losses on wash sale transactions and nontaxable dividends

Putnam VT The George Putnam Fund of Boston:      losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, realized and unrealized gains and losses on certain futures contracts, market discount, income on swap contracts and interest only securities

Putnam VT Global Asset Allocation Fund:          losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains, nontaxable dividends, defaulted interest, realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, straddle loss deferrals and income on swap contracts

Putnam VT Global Equity Fund:                    losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains and realized and unrealized gains and losses on certain futures contracts

Putnam VT Growth and Income Fund:                losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and realized gains and losses on certain futures contracts

Putnam VT Growth Opportunities Fund:             losses on wash sale transactions

Putnam VT Health Sciences Fund:                  losses on wash sale transactions, foreign currency gains and losses and realized and unrealized gains and losses on certain futures contracts

Putnam VT High Yield Fund:                       losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, interest on payment-in-kind securities, non-taxable basis adjustments, amortization and accretion and income on swap contracts

Putnam VT Income Fund:                           losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, income on swap contracts and interest only securities

Putnam VT International Equity Fund:             losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains, realized gains and losses on passive foreign investments and realized built-in losses

Putnam VT International Growth and Income Fund:  losses on wash sale transactions, foreign currency gains and losses and foreign tax credits

Putnam VT International New Opportunities Fund:  losses on wash sale transactions, foreign currency gains and losses and foreign tax credits

Putnam VT Investors Fund:                        losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and realized and unrealized gains and losses on certain futures contracts

Putnam VT Mid Cap Value Fund:                    losses on wash sale transactions and nontaxable dividends

Putnam VT New Opportunities Fund:                losses on wash sale transactions, foreign currency gains and losses and realized and unrealized gains and losses on certain futures contracts

Putnam VT New Value Fund:                        losses on wash sale transactions

Putnam VT OTC & Emerging Growth Fund:            losses on wash sale transactions, realized gains and losses on certain futures contracts and net operating loss

Putnam VT Research Fund:                         losses on wash sale transactions, foreign currency gains and losses and realized and unrealized gains and losses on certain futures contracts

Putnam VT Small Cap Value Fund:                  losses on wash sale transactions and nontaxable dividends

Putnam VT Utilities Growth and Income Fund:      losses on wash sale transactions, foreign currency gains and losses and realized and unrealized gains and losses on certain futures contracts

Putnam VT Vista Fund:                            losses on wash sale transactions, realized and unrealized gains and losses on certain futures contracts and net operating loss

Putnam VT Voyager Fund:                          losses on wash sale transactions and realized and unrealized gains and losses on certain futures contracts
------------------------------------------------------------------------------------------------------------------------------



Reclassifications are made to the funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2004, the funds reclassified the following amounts:

                                                   Accumulated
                               Undistributed      Net Realized
                                         Net    Gain/(Loss) on
                                  Investment        Investment       Paid-in-
                               Income/(Loss)      Transactions        Capital
-----------------------------------------------------------------------------
Putnam VT American
Government Fund                     $463,069         $(463,069)           $--

Putnam VT Capital
Appreciation Fund                       (949)            1,729           (780)

Putnam VT Capital
Opportunities Fund                      (907)              907             --

Putnam VT Discovery
Growth Fund                          205,665            11,529       (217,194)

Putnam VT Diversified
Income Fund                        9,366,782        (9,576,145)       209,363

Putnam VT Equity
Income Fund                          (10,339)           10,339             --

Putnam VT The George
Putnam Fund of Boston              1,050,570        (1,050,570)            --

Putnam VT Global Asset
Allocation Fund                      700,907          (704,830)         3,923

Putnam VT Global
Equity Fund                         (545,033)          545,033             --

Putnam VT Growth
and Income Fund                     (267,600)          267,600             --

Putnam VT Growth
Opportunities Fund                        --                --             --

Putnam VT Health
Sciences Fund                       (881,162)          881,162             --

Putnam VT High Yield Fund          3,801,715        (4,416,775)       615,060

Putnam VT Income Fund              2,019,517        (2,019,517)            --

Putnam VT International
Equity Fund                        4,772,385        (4,112,959)      (659,426)

Putnam VT International
Growth and Income Fund                73,779           (73,779)            --

Putnam VT International
New Opportunities Fund               (54,342)           54,342             --

Putnam VT Investors Fund             (41,510)           41,507              3

Putnam VT Mid Cap
Value Fund                           (19,010)           19,010             --

Putnam VT Money
Market Fund                               --                --             --

Putnam VT New
Opportunities Fund                        30               (30)            --

Putnam VT New Value Fund                  --                --             --

Putnam VT OTC & Emerging
Growth Fund                          694,899                --       (694,899)

Putnam VT Research Fund             (291,154)          291,157             (3)

Putnam VT Small Cap
Value Fund                          (140,594)          140,594             --

Putnam VT Utilities Growth
and Income Fund                   (1,131,716)        1,131,716             --

Putnam VT Vista Fund               2,143,909                --     (2,143,909)

Putnam VT Voyager Fund                    --                --             --
-----------------------------------------------------------------------------


The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


                                                                                             Net
                                                                                      Unrealized        Undistributed
                                            Unrealized           Unrealized        Appreciation/             Ordinary
Fund Name                                 Appreciation         Depreciation       (Depreciation)               Income
---------------------------------------------------------------------------------------------------------------------
Putnam VT American
Government Fund                             $3,253,513          $(3,168,958)             $84,555           $7,065,018

Putnam VT Capital
Appreciation Fund                            6,697,121             (693,275)           6,003,846              282,222

Putnam VT Capital
Opportunities Fund                           3,145,634             (394,216)           2,751,418                4,549

Putnam VT Discovery Growth Fund              8,924,393             (487,726)           8,436,667                   --

Putnam VT Diversified Income Fund           36,243,846          (21,041,920)          15,201,926           39,347,120

Putnam VT Equity Income Fund                16,177,289             (954,463)          15,222,826            1,614,591

Putnam VT The George Putnam
Fund of Boston                              92,323,962           (7,970,513)          84,353,449           15,266,349

Putnam VT Global Asset
Allocation Fund                             45,415,150           (5,951,046)          39,464,104            5,328,766

Putnam VT Global Equity Fund                86,309,655           (9,240,468)          77,069,187            6,374,343

Putnam VT Growth and
Income Fund                              1,293,075,920         (119,640,364)       1,173,435,556           88,667,430

Putnam VT Growth
Opportunities Fund                          10,125,477           (1,417,199)           8,708,278              444,931

Putnam VT Health Sciences Fund              56,874,829           (2,707,569)          54,167,260              581,844

Putnam VT High Yield Fund                   50,778,270          (41,294,877)           9,483,393           52,778,532

Putnam VT Income Fund                       11,317,553          (16,182,114)          (4,864,561)          29,070,025

Putnam VT International Equity Fund        188,677,350           (6,933,589)         181,743,761           14,794,717

Putnam VT International Growth
and Income Fund                             72,117,439           (2,236,233)          69,881,206            3,358,684

Putnam VT International New
Opportunities Fund                          37,339,910             (614,684)          36,725,226            1,704,818

Putnam VT Investors Fund                    94,884,382           (4,601,394)          90,282,988            5,948,058

Putnam VT Mid Cap Value Fund                 7,399,823             (318,622)           7,081,201              181,461

Putnam VT Money Market Fund                         --                   --                   --               23,374

Putnam VT New Opportunities Fund           241,330,490          (27,477,468)         213,853,022            5,595,636

Putnam VT New Value Fund                   141,758,672           (4,788,537)         136,970,135            6,397,432

Putnam VT OTC & Emerging
Growth Fund                                 17,949,283             (719,273)          17,230,010                   --

Putnam VT Research Fund                     25,974,283           (3,725,798)          22,248,485            2,081,980

Putnam VT Small Cap Value Fund             262,390,463          (21,722,559)         240,667,904            2,267,921

Putnam VT Utilities Growth
and Income Fund                            130,826,821             (855,402)         129,971,419            8,391,073

Putnam VT Vista Fund                       113,782,176           (2,210,838)         111,571,338                   --

Putnam VT Voyager Fund                     537,873,038          (38,830,111)         499,042,927           23,096,343
---------------------------------------------------------------------------------------------------------------------


                                              Capital loss               Undis-             Cost for
                                              Carryforward             tributed              Federal
                                          or Undistributed            Long-term           Income tax
Fund Name                                  Short-Term Gain                 Gain             Purposes
----------------------------------------------------------------------------------------------------
Putnam VT American
Government Fund                                   $421,550                  $--         $293,776,461

Putnam VT Capital
Appreciation Fund                                 (457,882)                  --           44,597,648

Putnam VT Capital
Opportunities Fund                                  45,091               57,514           19,876,963

Putnam VT Discovery Growth Fund                (10,009,780)                  --           42,845,980

Putnam VT Diversified Income Fund             (131,061,876)                  --          607,440,375

Putnam VT Equity Income Fund                     1,621,479              459,808          121,226,509

Putnam VT The George Putnam
Fund of Boston                                 (15,235,738)                  --          743,333,286

Putnam VT Global Asset
Allocation Fund                                (76,034,594)                  --          420,832,211

Putnam VT Global Equity Fund                  (884,787,681)                  --          638,380,266

Putnam VT Growth and
Income Fund                                   (360,904,220)                  --        4,259,522,308

Putnam VT Growth
Opportunities Fund                            (104,549,811)                  --           58,672,040

Putnam VT Health Sciences Fund                 (65,758,337)                  --          290,996,629

Putnam VT High Yield Fund                     (380,630,995)                  --          679,029,569

Putnam VT Income Fund                            1,892,574            7,548,612        1,226,745,161

Putnam VT International Equity Fund           (181,914,383)                  --          803,526,266

Putnam VT International Growth
and Income Fund                                (52,288,812)                  --          278,147,996

Putnam VT International New
Opportunities Fund                            (196,420,981)                  --          195,036,740

Putnam VT Investors Fund                      (434,894,004)                  --          496,889,676

Putnam VT Mid Cap Value Fund                       691,243              367,382           43,194,460

Putnam VT Money Market Fund                             --                   --          373,730,272

Putnam VT New Opportunities Fund            (1,360,088,939)                  --        1,583,258,692

Putnam VT New Value Fund                          (283,416)                  --          512,229,367

Putnam VT OTC & Emerging
Growth Fund                                   (380,194,707)                  --           86,594,277

Putnam VT Research Fund                        (98,193,063)                  --          214,650,855

Putnam VT Small Cap Value Fund                          --           45,198,411          645,586,093

Putnam VT Utilities Growth
and Income Fund                               (142,795,371)                  --          361,599,714

Putnam VT Vista Fund                          (480,331,029)                  --          459,902,419

Putnam VT Voyager Fund                      (1,786,723,942)                  --        2,409,316,508
----------------------------------------------------------------------------------------------------


P) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Q) Beneficial interest At December 31, 2004, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. From 39.9% to 90.1% of each fund is owned by accounts of one group of insurance companies.


NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Putnam Management is paid for management and investment advisory services quarterly by each fund, except for Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund, each of which pays monthly, based on the average net assets of each fund. The following summarizes the annual management fee rates in effect at December 31, 2004:



Fund                                              Fee Rate
--------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund                      0.80% of the first $500 million of average net assets,
Putnam VT International Equity Fund               0.70% of the next $500 million,
Putnam VT International Growth and Income Fund    0.65% of the next $500 million,
Putnam VT Small Cap Value Fund                    0.60% of the next $5 billion,
                                                  0.575% of the next $5 billion,
                                                  0.555% of the next $5 billion,
                                                  0.54% of the next $5 billion,
                                                  and 0.53% thereafter.
--------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund                       0.45% of first $500 million of average net assets,
                                                  0.35% of the next $500 million,
                                                  0.30% of the next $500 million,
                                                  0.25% of the next $5 billion,
                                                  0.225% of the next $5 billion,
                                                  0.205% of the next $5 billion,
                                                  0.19% of the next $5 billion,
                                                  and 0.18% thereafter.
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund              0.65% of first $500 million of average net assets,
Putnam VT Equity Income Fund                      0.55% of the next $500 million,
Putnam VT The George Putnam Fund of Boston        0.50% of the next $500 million,
Putnam VT Growth and Income Fund                  0.45% of the next $5 billion,
Putnam VT Income Fund                             0.425% of the next $5 billion,
Putnam VT Investors Fund                          0.405% of the next $5 billion,
Putnam VT Research Fund                           0.39% of the next $5 billion,
Putnam VT Vista Fund                              and 0.38% thereafter.
--------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund                 0.70% of first $500 million of average net assets,
Putnam VT Global Asset Allocation Fund            0.60% of the next $500 million,
Putnam VT Health Sciences Fund                    0.55% of the next $500 million,
Putnam VT High Yield Fund                         0.50% of the next $5 billion,
Putnam VT Mid Cap Value Fund                      0.475% of the next $5 billion,
Putnam VT New Opportunities Fund                  0.455% of the next $5 billion,
Putnam VT New Value Fund                          0.44% of the next $5 billion,
Putnam VT OTC & Emerging Growth Fund              and 0.43% thereafter.
Putnam VT Utilities Growth and Income Fund
Putnam VT Voyager Fund
--------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund    1.00% of the first $500 million of average net assets,
                                                  0.90% of the next $500 million,
                                                  0.85% of the next $500 million,
                                                  0.80% of the next $5 billion,
                                                  0.775% of the next $5 billion,
                                                  0.755% of the next $5 billion,
                                                  0.74% of the next $5 billion,
                                                  and 0.73% thereafter.
--------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund         0.65% of the first $500 million of average net assets,
                                                  0.55% of the next $500 million,
                                                  0.50% of the next $500 million,
                                                  0.45% of the next $5 billion,
                                                  0.425% of the next $5 billion,
                                                  0.405% of the next $5 billion,
                                                  0.39% of the next $5 billion,
                                                  0.38% of the next $5 billion,
                                                  0.37% of the next $5 billion,
                                                  0.36% of the next $5 billion,
                                                  0.35% of the next $5 billion,
                                                  and 0.34% thereafter.
--------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund               0.70% of the first $500 million of average net assets,
                                                  0.60% of the next $500 million,
                                                  0.55% of the next $500 million,
                                                  0.50% of the next $5 billion,
                                                  0.475% of the next $5 billion,
                                                  0.455% of the next $5 billion,
                                                  0.44% of the next $5 billion,
                                                  0.43% of the next $5 billion,
                                                  and 0.42% thereafter.
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund               0.65% of the first $500 million of average net assets,
                                                  0.55% of the next $500 million,
                                                  0.50% of the next $500 million,
                                                  0.45% of the next $5 billion,
                                                  0.425% of the next $5 billion,
                                                  0.405% of the next $5 billion,
                                                  0.39% of the next $5 billion,
                                                  0.38% of the next $5 billion,
                                                  0.37% of the next $5 billion,
                                                  0.36% of the next $5 billion,
                                                  0.35% of the next $5 billion,
                                                  0.34% of the next $5 billion,
                                                  0.33% of the next $8.5 billion,
                                                  and 0.32% thereafter.
--------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund                   0.70% of the first $500 million of average net assets,
                                                  0.60% of the next $500 million,
                                                  0.55% of the next $500 million,
                                                  0.50% of the next $5 billion,
                                                  0.475% of the next $5 billion,
                                                  0.455% of the next $5 billion,
                                                  0.44% of the next $5 billion,
                                                  0.43% of the next $5 billion,
                                                  0.42% of the next $5 billion,
                                                  0.41% of the next $5 billion,
                                                  0.40% of the next $5 billion,
                                                  0.39% of the next $5 billion,
                                                  0.38% of the next $8.5 billion,
                                                  and 0.37% thereafter.
--------------------------------------------------------------------------------------------------------


Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized to manage a separate portion of the assets of the Putnam VT Diversified Income Fund, the Putnam VT Global Equity Fund, the Putnam VT High Yield Fund, the Putnam VT International Equity Fund and the Putnam VT International Growth and Income Fund. Putnam Management pays a quarterly sub-management fee to PIL for its services at the following annual rates as a percentage of the average net assets of the portion of the assets of each fund that is managed by PIL.

Fund Name                                                          Rate
-----------------------------------------------------------------------
Putnam VT Diversified Income Fund                                 0.40%
Putnam VT Global Equity Fund                                      0.35%
Putnam VT High Yield Fund                                         0.40%
Putnam VT International Equity Fund                               0.35%
Putnam VT International Growth and Income Fund                    0.35%

From January 1, 2004 through December 31, 2004, Putnam Management agreed to limit the compensation (and, to the extent necessary, bear other expenses) of Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund, and Putnam VT Mid Cap Value Fund, to the extent that the expenses of each fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses and credits from Putnam Fiduciary Trust Company ("PFTC"), and a subsidiary of Putnam, LLC, and payments under each fund's distribution plan) would exceed annual rates of 1.05%, 1.05%, and 1.10%, respectively, of that fund's average net assets. For the period from January 28, 2004 through December 31, 2004, each fund's expenses accordingly were limited to the lower of the limits specified in the previous sentence and the applicable Lipper peer group average expenses.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of each fund of the Trust through December 31, 2005, to the extent necessary to ensure that each fund's expenses do not exceed the average expense ratio for that fund's Lipper peer group of funds underlying variable insurance products. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

At December 31, 2004, the funds of the Trust that exceeded their Lipper peer group limit or were subject to their involuntary expense limitation, and the amount of their management fee that Putnam Management waived on each fund for exceeding that limit, was as follows:

Fund Name                                         Management fee waived
-----------------------------------------------------------------------
Putnam VT American Government Fund                             $337,981
Putnam VT Capital Appreciation Fund                              58,329
Putnam VT Capital Opportunities Fund                             65,172
Putnam VT Discovery Growth Fund                                  72,997
Putnam VT Diversified Income Fund                               131,705
Putnam VT Equity Income Fund                                     29,104
Putnam VT Growth Opportunities Fund                              31,923
Putnam VT High Yield Fund                                        15,387
Putnam VT Income Fund                                           278,915
Putnam VT International New Opportunities Fund                   29,250
Putnam VT Mid Cap Value Fund                                     22,328
Putnam VT Money Market Fund                                      77,364
Putnam VT OTC & Emerging Growth Fund                              2,511

For the period ended December 31, 2004, Putnam Management has assumed the following amounts of legal, shareholder servicing and communication, audit and Trustee fees incurred by each fund in connection with certain legal and regulatory matters. (including those described in Note 7):

Fund Name                                                        Amount
-----------------------------------------------------------------------
Putnam VT American Government Fund                              $12,765
Putnam VT Capital Appreciation Fund                               3,447
Putnam VT Capital Opportunities Fund                                796
Putnam VT Discovery Growth Fund                                   4,132
Putnam VT Diversified Income Fund                                25,877
Putnam VT Equity Income Fund                                      4,082
Putnam VT The George Putnam Fund of Boston                       29,206
Putnam VT Global Asset Allocation Fund                           19,947
Putnam VT Global Equity Fund                                     39,422
Putnam VT Growth and Income Fund                                199,811
Putnam VT Growth Opportunities Fund                               6,722
Putnam VT Health Sciences Fund                                   18,741
Putnam VT High Yield Fund                                        31,489
Putnam VT Income Fund                                            39,574
Putnam VT International Equity Fund                              39,162
Putnam VT International Growth and Income Fund                   16,313
Putnam VT International New Opportunities Fund                   13,353
Putnam VT Investors Fund                                         31,501
Putnam VT Mid Cap Value Fund                                      2,888
Putnam VT Money Market Fund                                      17,877
Putnam VT New Opportunities Fund                                 82,982
Putnam VT New Value Fund                                         26,308
Putnam VT OTC & Emerging Growth Fund                             10,993
Putnam VT Research Fund                                          14,486
Putnam VT Small Cap Value Fund                                   25,901
Putnam VT Utilities Growth and Income Fund                       20,900
Putnam VT Vista Fund                                             25,204
Putnam VT Voyager Fund                                          137,266

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the Trust or funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for each fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended December 31, 2004, each fund paid PFTC the following amounts for these services:

Fund Name                                                        Amount
-----------------------------------------------------------------------
Putnam VT American Government Fund                             $230,675
Putnam VT Capital Appreciation Fund                              93,146
Putnam VT Capital Opportunities Fund                             58,358
Putnam VT Discovery Growth Fund                                 103,039
Putnam VT Diversified Income Fund                               486,270
Putnam VT Equity Income Fund                                    118,963
Putnam VT The George Putnam Fund of Boston                      501,857
Putnam VT Global Asset Allocation Fund                          758,009
Putnam VT Global Equity Fund                                    741,408
Putnam VT Growth and Income Fund                              2,025,129
Putnam VT Growth Opportunities Fund                              64,185
Putnam VT Health Sciences Fund                                  290,586
Putnam VT High Yield Fund                                       441,123
Putnam VT Income Fund                                           620,610
Putnam VT International Equity Fund                           1,252,142
Putnam VT International Growth and Income Fund                  427,012
Putnam VT International New Opportunities Fund                  382,276
Putnam VT Investors Fund                                        347,401
Putnam VT Mid Cap Value Fund                                     49,749
Putnam VT Money Market Fund                                     270,347
Putnam VT New Opportunities Fund                                798,641
Putnam VT New Value Fund                                        318,253
Putnam VT OTC & Emerging Growth Fund                            127,183
Putnam VT Research Fund                                         185,286
Putnam VT Small Cap Value Fund                                  430,069
Putnam VT Utilities Growth and Income Fund                      353,202
Putnam VT Vista Fund                                            338,238
Putnam VT Voyager Fund                                        1,178,401

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of Putnam VT Discovery Growth Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT International New Opportunities Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund and Putnam VT Vista Fund to the extent permitted by each fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by that fund. At December 31, 2004, the payable to the subcustodian bank on each of these funds represents the amount due for cash advanced for the settlement of a security purchased.

The funds have entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each fund's expenses. Certain funds also reduced expenses through brokerage service arrangements. For the year ended December 31, 2004, the funds' expenses were reduced by the following amounts under these arrangements:

Fund Name                                                        Amount
-----------------------------------------------------------------------
Putnam VT American Government Fund                              $27,681
Putnam VT Capital Appreciation Fund                              19,181
Putnam VT Capital Opportunities Fund                                 65
Putnam VT Discovery Growth Fund                                  26,306
Putnam VT Diversified Income Fund                                19,953
Putnam VT Equity Income Fund                                        838
Putnam VT The George Putnam Fund of Boston                      134,016
Putnam VT Global Asset Allocation Fund                          149,991
Putnam VT Global Equity Fund                                    619,859
Putnam VT Growth and Income Fund                              1,037,389
Putnam VT Growth Opportunities Fund                              14,936
Putnam VT Health Sciences Fund                                  105,535
Putnam VT High Yield Fund                                         1,155
Putnam VT Income Fund                                            89,721
Putnam VT International Equity Fund                             508,316
Putnam VT International Growth and Income Fund                  235,446
Putnam VT International New Opportunities Fund                  292,723
Putnam VT Investors Fund                                        176,004
Putnam VT Mid Cap Value Fund                                         --
Putnam VT Money Market Fund                                       3,312
Putnam VT New Opportunities Fund                                854,191
Putnam VT New Value Fund                                        110,711
Putnam VT OTC & Emerging Growth Fund                             67,709
Putnam VT Research Fund                                          88,658
Putnam VT Small Cap Value Fund                                  183,963
Putnam VT Utilities Growth and Income Fund                      144,760
Putnam VT Vista Fund                                            171,417
Putnam VT Voyager Fund                                          822,975

Each independent Trustee of the funds receives an annual Trustee fee, of which $33,423, as a quarterly retainer, has been allocated to the Trust, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

Each fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of each fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for each fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted a distribution plan (the "Plan") with respect to its class IB shares, pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by each fund to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets of that fund's class IB shares. The Trustees have approved payment by each fund at an annual rate of 0.25% of the average net assets of that fund's class IB shares.


NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2004, cost of purchases and proceeds from sales of investment securities (other than short-term investments) were as follows:


                                                             U.S. Government
                                                               Securities                     Other Securities
----------------------------------------------------------------------------------------------------------------------
Fund Name                                           Purchases              Sales          Purchases              Sales
----------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Fund                $36,838,266       $101,828,193       $640,992,357       $694,145,046
Putnam VT Capital Appreciation Fund                        --                 --         62,549,316         62,170,911
Putnam VT Capital Opportunities Fund                       --                 --         32,873,675         23,888,196
Putnam VT Discovery Growth Fund                            --                 --         53,784,842         61,889,430
Putnam VT Diversified Income Fund                  35,645,898                 --        371,073,945        519,340,865
Putnam VT Equity Income Fund                               --                 --        144,569,832         84,759,773
Putnam VT The George Putnam Fund of Boston         17,799,663         15,912,344        939,539,635        928,490,118
Putnam VT Global Asset Allocation Fund              5,549,412          4,895,477        558,397,429        599,527,640
Putnam VT Global Equity Fund                               --                 --        515,238,588        656,277,943
Putnam VT Growth and Income Fund                           --                 --      1,587,215,647      2,479,282,225
Putnam VT Growth Opportunities Fund                        --                 --         39,844,370         50,394,577
Putnam VT Health Sciences Fund                             --                 --        161,746,251        213,287,006
Putnam VT High Yield Fund                                  --                 --        332,645,179        385,529,457
Putnam VT Income Fund                              40,021,138         31,102,204      2,635,534,249      2,605,206,328
Putnam VT International Equity Fund                        --                 --        573,809,904        678,436,279
Putnam VT International Growth and Income Fund             --                 --        177,364,858        179,480,348
Putnam VT International New Opportunities Fund             --                 --        313,616,202        354,089,422
Putnam VT Investors Fund                                   --                 --        459,628,915        539,448,203
Putnam VT Mid Cap Value Fund                               --                 --         71,923,857         49,982,951
Putnam VT New Opportunities Fund                           --                 --      2,090,834,984      2,475,337,452
Putnam VT New Value Fund                                   --                 --        297,848,635        301,059,636
Putnam VT OTC & Emerging Growth Fund                       --                 --        127,971,847        151,895,490
Putnam VT Research Fund                                    --                 --        249,895,692        273,803,071
Putnam VT Small Cap Value Fund                             --                 --        285,759,098        269,126,383
Putnam VT Utilities Growth and Income Fund                 --                 --        122,623,546        179,858,122
Putnam VT Vista Fund                                       --                 --        454,761,267        528,207,037
Putnam VT Voyager Fund                                     --                 --      1,470,432,965      2,097,031,468


Putnam VT Money Market Fund: Cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $4,040,473,857 and $4,250,897,418, respectively.

Written option transactions for those funds that invested in them during the year are summarized as follows:


Putnam VT Capital Appreciation Fund
------------------------------------------------------------------------------------------
                                                                Contract       Premiums
                                                                 Amounts       Received
------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                      --            $--
------------------------------------------------------------------------------------------
Options opened                                                     9,122         15,344
Options exercised                                                     --             --
Options expired                                                       --             --
Options closed                                                    (9,122)       (15,344)
------------------------------------------------------------------------------------------
Written options outstanding at end of year                            --            $--
------------------------------------------------------------------------------------------

Putnam VT Discovery Growth Fund
------------------------------------------------------------------------------------------
                                                                Contract       Premiums
                                                                 Amounts       Received
------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                      --            $--
------------------------------------------------------------------------------------------
Options opened                                                    33,619         20,323
Options exercised                                                 (5,176)        (6,838)
Options expired                                                  (11,827)        (5,287)
Options closed                                                    (2,533)        (1,842)
------------------------------------------------------------------------------------------
Written options outstanding at end of year                        14,083         $6,356
------------------------------------------------------------------------------------------

Putnam VT Global Asset Allocation Fund
------------------------------------------------------------------------------------------
                                                                Contract       Premiums
                                                                 Amounts       Received
------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                      --            $--
------------------------------------------------------------------------------------------
Options opened                                                       598            286
Options exercised                                                     --             --
Options expired                                                     (598)          (286)
Options closed                                                        --             --
------------------------------------------------------------------------------------------
Written options outstanding at end of year                            --            $--
------------------------------------------------------------------------------------------

Putnam VT Growth and Income Fund
------------------------------------------------------------------------------------------
                                                                Contract       Premiums
                                                                 Amounts       Received
------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                      --            $--
------------------------------------------------------------------------------------------
Options opened                                                   219,227        117,013
Options exercised                                               (186,049)       (48,968)
Options expired                                                  (33,178)       (68,045)
Options closed                                                        --             --
------------------------------------------------------------------------------------------
Written options outstanding at end of year                            --            $--
------------------------------------------------------------------------------------------

Putnam VT Investors Fund
------------------------------------------------------------------------------------------
                                                                Contract       Premiums
                                                                 Amounts       Received
------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                      --            $--
------------------------------------------------------------------------------------------
Options opened                                                   527,643        295,943
Options exercised                                                (67,202)       (32,595)
Options expired                                                 (276,463)      (146,458)
Options closed                                                  (153,427)       (98,150)
------------------------------------------------------------------------------------------
Written options outstanding at end of year                        30,551        $18,740
------------------------------------------------------------------------------------------

Putnam VT New Opportunities Fund
------------------------------------------------------------------------------------------
                                                                Contract       Premiums
                                                                 Amounts       Received
------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                      --            $--
------------------------------------------------------------------------------------------
Options opened                                                   944,782        450,826
Options exercised                                               (263,796)       (80,552)
Options expired                                                 (478,171)      (241,989)
Options closed                                                  (166,497)      (112,085)
------------------------------------------------------------------------------------------
Written options outstanding at end of year                        36,318        $16,200
------------------------------------------------------------------------------------------

Putnam VT OTC & Emerging Growth Fund
------------------------------------------------------------------------------------------
                                                                Contract       Premiums
                                                                 Amounts       Received
------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                      --            $--
------------------------------------------------------------------------------------------
Options opened                                                   101,899         61,586
Options exercised                                                (15,623)       (20,610)
Options expired                                                  (35,960)       (16,082)
Options closed                                                    (7,860)        (5,715)
------------------------------------------------------------------------------------------
Written options outstanding at end of year                        42,456        $19,179
------------------------------------------------------------------------------------------

Putnam VT Voyager Fund
------------------------------------------------------------------------------------------
                                                                Contract       Premiums
                                                                 Amounts       Received
------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                      --            $--
------------------------------------------------------------------------------------------
Options opened                                                 4,855,758      2,022,691
Options exercised                                               (319,558)      (137,866)
Options expired                                               (3,530,670)    (1,442,784)
Options closed                                                  (482,268)      (249,619)
------------------------------------------------------------------------------------------
Written options outstanding at end of year                       523,262       $192,422
------------------------------------------------------------------------------------------



NOTE 4
CAPITAL SHARES

At December 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                                                     Year ended December 31
---------------------------------------------------------------------------------------------------------------------------------
Class IA                                                                    2004                                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                                  Shares             Amount             Shares             Amount
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
Shares sold                                                      300,547         $3,598,440          2,965,993        $36,668,093
Shares issued in connection with reinvestment of distributions   894,263         10,453,941          1,335,494         15,959,150
..................................................................................................................................
                                                               1,194,810         14,052,381          4,301,487         52,627,243
Shares repurchased                                            (7,572,316)       (89,477,618)       (16,942,890)      (203,461,884)
..................................................................................................................................
Net decrease                                                  (6,377,506)      $(75,425,237)       (12,641,403)     $(150,834,641)
..................................................................................................................................
Putnam VT Capital Appreciation Fund
Shares sold                                                      985,968         $7,774,742          1,763,795        $12,144,049
Shares issued in connection with reinvestment of distributions        --                 --                 --                 --
..................................................................................................................................
                                                                 985,968          7,774,742          1,763,795         12,144,049
Shares repurchased                                            (1,053,072)        (8,116,108)          (926,109)        (6,090,427)
..................................................................................................................................
Net increase (decrease)                                          (67,104)         $(341,366)           837,686         $6,053,622
..................................................................................................................................
Putnam VT Discovery Growth Fund
Shares sold                                                      606,721         $2,874,453          2,158,479         $9,207,514
Shares issued in connection with reinvestment of distributions        --                 --                 --                 --
..................................................................................................................................
                                                                 606,721          2,874,453          2,158,479          9,207,514
Shares repurchased                                            (1,466,487)        (6,776,827)        (1,410,425)        (5,632,350)
..................................................................................................................................
Net increase (decrease)                                         (859,766)       $(3,902,374)           748,054         $3,575,164
..................................................................................................................................
Putnam VT Diversified Income Fund
Shares sold                                                      568,834         $5,187,000          2,315,831        $20,084,135
Shares issued in connection with reinvestment of distributions 4,694,920         40,845,808          5,215,879         42,039,989
..................................................................................................................................
                                                               5,263,754         46,032,808          7,531,710         62,124,124
Shares repurchased                                            (9,262,318)       (83,076,179)       (10,893,155)       (95,968,662)
..................................................................................................................................
Net decrease                                                  (3,998,564)      $(37,043,371)        (3,361,445)      $(33,844,538)
..................................................................................................................................
Putnam VT The George Putnam Fund of Boston
Shares sold                                                      892,556         $9,804,274          3,444,833        $33,562,315
Shares issued in connection with reinvestment of distributions   878,518          9,628,562          1,248,454         11,398,383
..................................................................................................................................
                                                               1,771,074         19,432,836          4,693,287         44,960,698
Shares repurchased                                            (5,869,299)       (64,558,467)        (5,770,862)       (58,278,713)
..................................................................................................................................
Net decrease                                                  (4,098,225)      $(45,125,631)        (1,077,575)      $(13,318,015)
..................................................................................................................................
Putnam VT Global Asset Allocation Fund
Shares sold                                                      225,122         $3,002,724            338,562         $4,139,694
Shares issued in connection with reinvestment of distributions   935,199         12,503,617          1,601,346         17,438,656
..................................................................................................................................
                                                               1,160,321         15,506,341          1,939,908         21,578,350
Shares repurchased                                            (6,107,137)       (82,095,357)        (7,662,418)       (93,325,362)
..................................................................................................................................
Net decrease                                                  (4,946,816)      $(66,589,016)        (5,722,510)      $(71,747,012)
..................................................................................................................................
Putnam VT Global Equity Fund
Shares sold                                                      365,738         $3,401,981            862,837         $6,933,029
Shares issued in connection with reinvestment of distributions 1,526,259         14,270,519          1,205,053          8,218,463
..................................................................................................................................
                                                               1,891,997         17,672,500          2,067,890         15,151,492
Shares repurchased                                           (15,350,895)      (143,719,134)       (20,603,565)      (162,342,144)
..................................................................................................................................
Net decrease                                                 (13,458,898)     $(126,046,634)       (18,535,675)     $(147,190,652)
..................................................................................................................................
Putnam VT Growth and Income Fund
Shares sold                                                      539,462        $12,807,643          1,356,555        $26,657,348
Shares issued in connection with reinvestment of distributions 3,610,769         85,070,163          5,629,302         99,132,003
..................................................................................................................................
                                                               4,150,231         97,877,806          6,985,857        125,789,351
Shares repurchased                                           (39,710,428)      (943,216,750)       (47,694,324)      (958,362,393)
..................................................................................................................................
Net decrease                                                 (35,560,197)     $(845,338,944)       (40,708,467)     $(832,573,042)
..................................................................................................................................
Putnam VT Growth Opportunities Fund
Shares sold                                                      768,378         $3,528,731          2,591,779        $10,637,390
Shares issued in connection with reinvestment of distributions    10,484             48,224                 --                 --
..................................................................................................................................
                                                                 778,862          3,576,955          2,591,779         10,637,390
Shares repurchased                                            (2,474,452)       (11,159,688)        (2,878,115)       (11,853,822)
..................................................................................................................................
Net decrease                                                  (1,695,590)       $(7,582,733)          (286,336)       $(1,216,432)
..................................................................................................................................
Putnam VT Health Sciences Fund
Shares sold                                                      202,000         $2,290,986            560,559         $5,583,595
Shares issued in connection with reinvestment of distributions    67,630            741,222            176,568          1,677,393
..................................................................................................................................
                                                                 269,630          3,032,208            737,127          7,260,988
Shares repurchased                                            (3,821,263)       (42,348,615)        (5,309,732)       (53,051,314)
..................................................................................................................................
Net decrease                                                  (3,551,633)      $(39,316,407)        (4,572,605)      $(45,790,326)
..................................................................................................................................
Putnam VT High Yield Fund
Shares sold                                                    2,944,813        $22,879,761          9,158,946        $66,401,079
Shares issued in connection with reinvestment of distributions 6,477,492         48,322,088          9,245,261         61,388,535
..................................................................................................................................
                                                               9,422,305         71,201,849         18,404,207        127,789,614
Shares repurchased                                           (19,012,707)      (146,703,495)       (18,319,338)      (135,387,722)
..................................................................................................................................
Net increase (decrease)                                       (9,590,402)      $(75,501,646)            84,869        $(7,598,108)
..................................................................................................................................
Putnam VT Income Fund
Shares sold                                                      844,841        $10,873,719          2,335,405        $30,167,437
Shares issued in connection with reinvestment of distributions 2,395,136         30,507,662          3,528,353         44,069,130
..................................................................................................................................
                                                               3,239,977         41,381,381          5,863,758         74,236,567
Shares repurchased                                           (13,296,206)      (170,052,471)       (17,598,694)      (224,522,769)
..................................................................................................................................
Net decrease                                                 (10,056,229)     $(128,671,090)       (11,734,936)     $(150,286,202)
..................................................................................................................................
Putnam VT International Equity Fund
Shares sold                                                      693,865         $9,161,288          2,920,431        $30,181,458
Shares issued in connection with reinvestment of distributions   550,460          7,172,506            508,643          4,745,642
..................................................................................................................................
                                                               1,244,325         16,333,794          3,429,074         34,927,100
Shares repurchased                                            (6,759,279)       (88,738,886)       (11,468,107)      (123,561,045)
..................................................................................................................................
Net decrease                                                  (5,514,954)      $(72,405,092)        (8,039,033)      $(88,633,945)
..................................................................................................................................
Putnam VT International Growth and Income Fund
Shares sold                                                    1,313,482        $15,800,950          1,029,046         $9,036,426
Shares issued in connection with reinvestment of distributions   290,248          3,366,872            460,973          3,572,539
..................................................................................................................................
                                                               1,603,730         19,167,822          1,490,019         12,608,965
Shares repurchased                                            (2,599,291)       (30,605,169)        (5,498,582)       (49,992,603)
..................................................................................................................................
Net decrease                                                    (995,561)      $(11,437,347)        (4,008,563)      $(37,383,638)
..................................................................................................................................
Putnam VT International New Opportunities Fund
Shares sold                                                      329,771         $3,748,336          1,237,849        $11,377,646
Shares issued in connection with reinvestment of distributions   102,055          1,153,219             68,510            540,542
..................................................................................................................................
                                                                 431,826          4,901,555          1,306,359         11,918,188
Shares repurchased                                            (2,090,322)       (23,395,371)        (3,422,308)       (31,554,929)
..................................................................................................................................
Net decrease                                                  (1,658,496)      $(18,493,816)        (2,115,949)      $(19,636,741)
..................................................................................................................................
Putnam VT Investors Fund
Shares sold                                                      181,958         $1,667,808            745,936         $5,642,956
Shares issued in connection with reinvestment of distributions   256,282          2,327,042            351,494          2,400,705
..................................................................................................................................
                                                                 438,240          3,994,850          1,097,430          8,043,661
Shares repurchased                                            (7,336,042)       (66,824,981)        (9,901,108)       (75,990,522)
..................................................................................................................................
Net decrease                                                  (6,897,802)      $(62,830,131)        (8,803,678)      $(67,946,861)
..................................................................................................................................
Putnam VT Money Market Fund*
Shares sold                                                           --        $78,672,669                 --       $174,582,640
Shares issued in connection with reinvestment of distributions        --          3,009,771                 --          4,716,121
..................................................................................................................................
                                                                      --         81,682,440                 --        179,298,761
Shares repurchased                                                    --       (274,640,425)                --       (515,810,987)
..................................................................................................................................
Net decrease                                                          --      $(192,957,985)                --      $(336,512,226)
..................................................................................................................................
Putnam VT New Opportunities Fund
Shares sold                                                      567,433         $8,798,750          2,028,098        $26,254,852
Shares issued in connection with reinvestment of distributions        --                 --                 --                 --
..................................................................................................................................
                                                                 567,433          8,798,750          2,028,098         26,254,852
Shares repurchased                                           (23,820,574)      (372,157,966)       (26,951,416)      (357,352,444)
..................................................................................................................................
Net decrease                                                 (23,253,141)     $(363,359,216)       (24,923,318)     $(331,097,592)
..................................................................................................................................
Putnam VT New Value Fund
Shares sold                                                    1,401,578        $21,020,925          1,731,227        $20,657,336
Shares issued in connection with reinvestment of distributions   298,586          4,392,201            540,202          5,493,851
..................................................................................................................................
                                                               1,700,164         25,413,126          2,271,429         26,151,187
Shares repurchased                                            (3,719,312)       (54,714,755)        (6,624,926)       (77,720,585)
..................................................................................................................................
Net decrease                                                  (2,019,148)      $(29,301,629)        (4,353,497)      $(51,569,398)
..................................................................................................................................
Putnam VT OTC & Emerging Growth Fund
Shares sold                                                      869,951         $4,909,510          4,116,496        $19,937,956
Shares issued in connection with reinvestment of distributions        --                 --                 --                 --
..................................................................................................................................
                                                                 869,951          4,909,510          4,116,496         19,937,956
Shares repurchased                                            (3,698,161)       (20,434,068)        (5,992,640)       (28,877,456)
..................................................................................................................................
Net decrease                                                  (2,828,210)      $(15,524,558)        (1,876,144)       $(8,939,500)
..................................................................................................................................
Putnam VT Research Fund
Shares sold                                                      128,772         $1,381,498            339,441         $3,134,250
Shares issued in connection with reinvestment of distributions    18,096            194,535             85,549            700,646
..................................................................................................................................
                                                                 146,868          1,576,033            424,990          3,834,896
Shares repurchased                                            (2,598,517)       (27,623,289)        (3,278,336)       (29,717,823)
..................................................................................................................................
Net decrease                                                  (2,451,649)      $(26,047,256)        (2,853,346)      $(25,882,927)
..................................................................................................................................
Putnam VT Small Cap Value Fund
Shares sold                                                    1,570,199        $31,169,858          2,996,077        $43,661,079
Shares issued in connection with reinvestment of distributions    82,299          1,625,412            105,670          1,226,829
..................................................................................................................................
                                                               1,652,498         32,795,270          3,101,747         44,887,908
Shares repurchased                                            (2,403,211)       (46,205,202)        (4,801,800)       (65,089,883)
..................................................................................................................................
Net decrease                                                    (750,713)      $(13,409,932)        (1,700,053)      $(20,201,975)
..................................................................................................................................
Putnam VT Utilities Growth and Income Fund
Shares sold                                                      369,830         $4,399,227            566,716         $5,571,330
Shares issued in connection with reinvestment of distributions   733,558          8,479,930          1,612,283         14,252,581
..................................................................................................................................
                                                               1,103,388         12,879,157          2,178,999         19,823,911
Shares repurchased                                            (5,753,179)       (68,630,520)        (8,469,440)       (84,371,513)
..................................................................................................................................
Net decrease                                                  (4,649,791)      $(55,751,363)        (6,290,441)      $(64,547,602)
..................................................................................................................................
Putnam VT Vista Fund
Shares sold                                                      509,762         $5,756,483          1,306,669        $12,054,356
Shares issued in connection with reinvestment of distributions        --                 --                 --                 --
..................................................................................................................................
                                                                 509,762          5,756,483          1,306,669         12,054,356
Shares repurchased                                            (4,653,332)       (51,291,345)        (5,950,338)       (53,243,034)
..................................................................................................................................
Net decrease                                                  (4,143,570)      $(45,534,862)        (4,643,669)      $(41,188,678)
..................................................................................................................................
Putnam VT Voyager Fund
Shares sold                                                      365,053         $9,504,922          1,473,252        $33,303,592
Shares issued in connection with reinvestment of distributions   456,445         12,009,064            863,010         18,045,529
..................................................................................................................................
                                                                 821,498         21,513,986          2,336,262         51,349,121
Shares repurchased                                           (21,961,819)      (570,221,035)       (25,578,066)      (589,488,156)
..................................................................................................................................
Net decrease                                                 (21,140,321)     $(548,707,049)       (23,241,804)     $(538,139,035)
..................................................................................................................................

                                                                                                      For the period May 1, 2003
                                                                                                  (commencement of operations) to
                                                                     Year ended December                      December 31
---------------------------------------------------------------------------------------------------------------------------------
Class IA                                                                    2004                                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                                  Shares             Amount             Shares             Amount
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
Shares sold                                                      721,318         $9,754,028            408,127         $4,830,682
Shares issued in connection with reinvestment of distributions    36,113            510,366              9,520            119,096
..................................................................................................................................
                                                                 757,431         10,264,394            417,647          4,949,778
Shares repurchased                                              (289,587)        (3,798,543)           (48,947)          (595,747)
..................................................................................................................................
Net increase                                                     467,844         $6,465,851            368,700         $4,354,031
..................................................................................................................................
Putnam VT Equity Income Fund
Shares sold                                                    3,191,639        $39,404,496          3,292,220        $36,154,213
Shares issued in connection with reinvestment of distributions     5,485             67,577             17,188            202,645
..................................................................................................................................
                                                               3,197,124         39,472,073          3,309,408         36,356,858
Shares repurchased                                              (519,658)        (6,490,561)          (171,187)        (1,860,868)
..................................................................................................................................
Net increase                                                   2,677,466        $32,981,512          3,138,221        $34,495,990
..................................................................................................................................
Putnam VT Mid Cap Value Fund
Shares sold                                                    1,608,633        $21,275,577          1,317,268        $15,265,081
Shares issued in connection with reinvestment of distributions     8,419            109,020             10,414            130,384
..................................................................................................................................
                                                               1,617,052         21,384,597          1,327,682         15,395,465
Shares repurchased                                              (475,259)        (6,248,858)          (137,507)        (1,682,045)
..................................................................................................................................
Net increase                                                   1,141,793        $15,135,739          1,190,175        $13,713,420
..................................................................................................................................

                                                                                     Year ended December 31
---------------------------------------------------------------------------------------------------------------------------------
Class IB                                                                    2004                                   2003
---------------------------------------------------------------------------------------------------------------------------------
                                                                  Shares             Amount             Shares             Amount
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
Shares sold                                                      536,091         $6,331,947          2,619,100        $31,779,442
Shares issued in connection with reinvestment of distributions   454,415          5,298,243            541,837          6,453,280
..................................................................................................................................
                                                                 990,506         11,630,190          3,160,937         38,232,722
Shares repurchased                                            (2,499,093)       (29,180,500)        (7,577,961)       (90,109,652)
..................................................................................................................................
Net decrease                                                  (1,508,587)      $(17,550,310)        (4,417,024)      $(51,876,930)
..................................................................................................................................
Putnam VT Capital Appreciation Fund
Shares sold                                                      487,891         $3,792,436            792,549         $5,316,787
Shares issued in connection with reinvestment of distributions        --                 --                 --                 --
..................................................................................................................................
                                                                 487,891          3,792,436            792,549          5,316,787
Shares repurchased                                              (487,572)        (3,726,296)          (421,332)        (2,778,057)
..................................................................................................................................
Net increase                                                         319            $66,140            371,217         $2,538,730
..................................................................................................................................
Putnam VT Discovery Growth Fund
Shares sold                                                      589,414         $2,751,695          3,047,714        $12,278,798
Shares issued in connection with reinvestment of distributions        --                 --                 --                 --
..................................................................................................................................
                                                                 589,414          2,751,695          3,047,714         12,278,798
Shares repurchased                                            (1,303,451)        (6,012,841)        (2,335,778)        (9,287,580)
..................................................................................................................................
Net increase (decrease)                                         (714,037)       $(3,261,146)           711,936         $2,991,218
..................................................................................................................................
Putnam VT Diversified Income Fund
Shares sold                                                    1,903,688        $17,111,649          3,990,376        $34,493,762
Shares issued in connection with reinvestment of distributions 1,559,770         13,445,220          1,272,453         10,179,633
..................................................................................................................................
                                                               3,463,458         30,556,869          5,262,829         44,673,395
Shares repurchased                                            (2,485,717)       (21,925,028)        (2,060,602)       (17,985,984)
..................................................................................................................................
Net increase                                                     977,741         $8,631,841          3,202,227        $26,687,411
..................................................................................................................................
Putnam VT The George Putnam Fund of Boston
Shares sold                                                    3,185,553        $35,041,801          5,521,757        $55,018,835
Shares issued in connection with reinvestment of distributions   462,073          5,049,784            502,181          4,574,872
..................................................................................................................................
                                                               3,647,626         40,091,585          6,023,938         59,593,707
Shares repurchased                                            (1,530,060)       (16,738,367)        (1,397,757)       (13,982,659)
..................................................................................................................................
Net increase                                                   2,117,566        $23,353,218          4,626,181        $45,611,048
..................................................................................................................................
Putnam VT Global Asset Allocation Fund
Shares sold                                                    1,141,900        $15,295,700          2,479,081        $29,531,618
Shares issued in connection with reinvestment of distributions    77,411          1,038,075             87,319            953,527
..................................................................................................................................
                                                               1,219,311         16,333,775          2,566,400         30,485,145
Shares repurchased                                              (280,915)        (3,806,638)        (2,034,095)       (24,082,099)
..................................................................................................................................
Net increase                                                     938,396        $12,527,137            532,305         $6,403,046
..................................................................................................................................
Putnam VT Global Equity Fund
Shares sold                                                      213,034         $1,988,029          2,857,877        $20,774,821
Shares issued in connection with reinvestment of distributions   160,794          1,493,778             98,159            665,514
..................................................................................................................................
                                                                 373,828          3,481,807          2,956,036         21,440,335
Shares repurchased                                            (1,154,169)       (10,758,544)        (3,957,681)       (29,310,660)
..................................................................................................................................
Net decrease                                                    (780,341)       $(7,276,737)        (1,001,645)       $(7,870,325)
..................................................................................................................................
Putnam VT Growth and Income Fund
Shares sold                                                    2,656,169        $62,986,564          6,644,620       $133,378,178
Shares issued in connection with reinvestment of distributions   566,018         13,278,799            684,867         12,019,407
..................................................................................................................................
                                                               3,222,187         76,265,363          7,329,487        145,397,585
Shares repurchased                                            (4,591,370)      (108,308,956)        (4,549,416)       (91,653,417)
..................................................................................................................................
Net increase (decrease)                                       (1,369,183)      $(32,043,593)         2,780,071        $53,744,168
..................................................................................................................................
Putnam VT Growth Opportunities Fund
Shares sold                                                      710,586         $3,227,137          1,527,542         $6,197,293
Shares issued in connection with reinvestment of distributions        --                 --                 --                 --
..................................................................................................................................
                                                                 710,586          3,227,137          1,527,542          6,197,293
Shares repurchased                                            (1,249,983)        (5,591,068)        (1,603,539)        (6,420,654)
..................................................................................................................................
Net decrease                                                    (539,397)       $(2,363,931)           (75,997)         $(223,361)
..................................................................................................................................
Putnam VT Health Sciences Fund
Shares sold                                                    1,947,715        $21,673,088          4,360,889        $43,629,897
Shares issued in connection with reinvestment of distributions    27,811            303,309             75,586            715,041
..................................................................................................................................
                                                               1,975,526         21,976,397          4,436,475         44,344,938
Shares repurchased                                            (2,829,070)       (31,254,004)        (2,617,027)       (26,262,026)
..................................................................................................................................
Net increase (decrease)                                         (853,544)       $(9,277,607)         1,819,448        $18,082,912
..................................................................................................................................
Putnam VT High Yield Fund
Shares sold                                                    6,660,146        $51,441,767         14,001,289       $101,701,264
Shares issued in connection with reinvestment of distributions 1,756,786         13,065,494          1,510,661         10,000,573
..................................................................................................................................
                                                               8,416,932         64,507,261         15,511,950        111,701,837
Shares repurchased                                            (6,710,492)       (51,865,844)        (6,677,404)       (48,586,927)
..................................................................................................................................
Net increase                                                   1,706,440        $12,641,417          8,834,546        $63,114,910
..................................................................................................................................
Putnam VT Income Fund
Shares sold                                                    2,743,672        $35,004,622          5,056,779        $64,373,726
Shares issued in connection with reinvestment of distributions   855,461         10,847,245            846,481         10,530,223
..................................................................................................................................
                                                               3,599,133         45,851,867          5,903,260         74,903,949
Shares repurchased                                            (2,375,260)       (30,028,180)        (2,245,941)       (28,455,704)
..................................................................................................................................
Net increase                                                   1,223,873        $15,823,687          3,657,319        $46,448,245
..................................................................................................................................
Putnam VT International Equity Fund
Shares sold                                                    5,642,362        $74,177,451         44,297,020       $462,010,078
Shares issued in connection with reinvestment of distributions   593,306          7,701,113            332,713          3,094,231
..................................................................................................................................
                                                               6,235,668         81,878,564         44,629,733        465,104,309
Shares repurchased                                            (7,991,023)      (104,432,798)       (35,541,430)      (373,946,502)
..................................................................................................................................
Net increase (decrease)                                       (1,755,355)      $(22,554,234)         9,088,303        $91,157,807
..................................................................................................................................
Putnam VT International Growth and Income Fund
Shares sold                                                    2,101,057        $25,231,099          6,742,560        $57,149,113
Shares issued in connection with reinvestment of distributions    74,851            866,022             97,108            751,617
..................................................................................................................................
                                                               2,175,908         26,097,121          6,839,668         57,900,730
Shares repurchased                                            (1,308,527)       (15,369,422)        (6,692,925)       (56,978,795)
..................................................................................................................................
Net increase                                                     867,381        $10,727,699            146,743           $921,935
..................................................................................................................................
Putnam VT International New Opportunities Fund
Shares sold                                                      387,981         $4,384,220          3,355,449        $29,004,800
Shares issued in connection with reinvestment of distributions   123,096          1,387,297             50,519            397,587
..................................................................................................................................
                                                                 511,077          5,771,517          3,405,968         29,402,387
Shares repurchased                                            (2,197,969)       (24,718,851)        (5,016,149)       (44,765,559)
..................................................................................................................................
Net decrease                                                  (1,686,892)      $(18,947,334)        (1,610,181)      $(15,363,172)
..................................................................................................................................
Putnam VT Investors Fund
Shares sold                                                      836,496         $7,616,204          2,142,940        $16,703,518
Shares issued in connection with reinvestment of distributions   112,661          1,020,711            113,043            770,956
..................................................................................................................................
                                                                 949,157          8,636,915          2,255,983         17,474,474
Shares repurchased                                            (2,960,144)       (26,875,731)        (3,154,614)       (23,850,250)
..................................................................................................................................
Net decrease                                                  (2,010,987)      $(18,238,816)          (898,631)       $(6,375,776)
..................................................................................................................................
Putnam VT Money Market Fund*
Shares sold                                                           --       $106,655,766                 --       $264,197,838
Shares issued in connection with reinvestment of distributions        --            751,283                 --            729,460
..................................................................................................................................
                                                                      --        107,407,049                 --        264,927,298
Shares repurchased                                                    --       (120,898,315)                --       (297,775,712)
..................................................................................................................................
Net decrease                                                          --       $(13,491,266)                --       $(32,848,414)
..................................................................................................................................
Putnam VT New Opportunities Fund
Shares sold                                                    1,834,642        $28,627,197          2,028,208        $28,010,074
Shares issued in connection with reinvestment of distributions        --                 --                 --                 --
..................................................................................................................................
                                                               1,834,642         28,627,197          2,028,208         28,010,074
Shares repurchased                                            (3,209,100)       (49,657,288)        (1,395,572)       (18,099,424)
..................................................................................................................................
Net increase (decrease)                                       (1,374,458)      $(21,030,091)           632,636         $9,910,650
..................................................................................................................................
Putnam VT New Value Fund
Shares sold                                                    2,426,230        $36,011,253          2,250,722        $27,134,114
Shares issued in connection with reinvestment of distributions    93,335          1,367,363            135,220          1,371,132
..................................................................................................................................
                                                               2,519,565         37,378,616          2,385,942         28,505,246
Shares repurchased                                              (868,766)       (12,781,162)        (1,041,068)       (11,928,887)
..................................................................................................................................
Net increase                                                   1,650,799        $24,597,454          1,344,874        $16,576,359
..................................................................................................................................
Putnam VT OTC & Emerging Growth Fund
Shares sold                                                      528,363         $2,958,863          1,977,780         $9,810,714
Shares issued in connection with reinvestment of distributions        --                 --                 --                 --
..................................................................................................................................
                                                                 528,363          2,958,863          1,977,780          9,810,714
Shares repurchased                                            (1,511,383)        (8,349,301)        (2,142,319)       (10,328,067)
..................................................................................................................................
Net decrease                                                    (983,020)       $(5,390,438)          (164,539)         $(517,353)
..................................................................................................................................
Putnam VT Research Fund
Shares sold                                                    1,134,459        $12,021,667          1,027,270         $9,555,957
Shares issued in connection with reinvestment of distributions        --                 --             39,099            319,440
..................................................................................................................................
                                                               1,134,459         12,021,667          1,066,369          9,875,397
Shares repurchased                                            (1,927,679)       (20,526,344)        (1,152,380)       (10,473,313)
..................................................................................................................................
Net decrease                                                    (793,220)       $(8,504,677)           (86,011)         $(597,916)
..................................................................................................................................
Putnam VT Small Cap Value Fund
Shares sold                                                    5,726,840       $113,800,047          9,266,191       $128,596,164
Shares issued in connection with reinvestment of distributions    66,092          1,299,360             67,680            782,378
..................................................................................................................................
                                                               5,792,932        115,099,407          9,333,871        129,378,542
Shares repurchased                                            (3,247,191)       (62,901,782)        (6,760,722)       (93,077,574)
..................................................................................................................................
Net increase                                                   2,545,741        $52,197,625          2,573,149        $36,300,968
..................................................................................................................................
Putnam VT Utilities Growth and Income Fund
Shares sold                                                      534,995         $6,313,702            476,792         $4,833,145
Shares issued in connection with reinvestment of distributions    98,291          1,133,290            174,240          1,536,800
..................................................................................................................................
                                                                 633,286          7,446,992            651,032          6,369,945
Shares repurchased                                              (593,325)        (7,164,807)          (534,903)        (5,272,504)
..................................................................................................................................
Net increase                                                      39,961           $282,185            116,129         $1,097,441
..................................................................................................................................
Putnam VT Vista Fund
Shares sold                                                    1,168,498        $12,945,926          2,590,696        $23,684,348
Shares issued in connection with reinvestment of distributions        --                 --                 --                 --
..................................................................................................................................
                                                               1,168,498         12,945,926          2,590,696         23,684,348
Shares repurchased                                            (3,318,607)       (36,388,868)        (3,666,789)       (34,242,283)
..................................................................................................................................
Net decrease                                                  (2,150,109)      $(23,442,942)        (1,076,093)      $(10,557,935)
..................................................................................................................................
Putnam VT Voyager Fund
Shares sold                                                    1,859,880        $48,461,272          4,314,439       $101,468,041
Shares issued in connection with reinvestment of distributions    48,311          1,265,736             72,760          1,516,320
..................................................................................................................................
                                                               1,908,191         49,727,008          4,387,199        102,984,361
Shares repurchased                                            (2,477,130)       (64,045,985)        (2,105,253)       (49,733,753)
..................................................................................................................................
Net increase (decrease)                                         (568,939)      $(14,318,977)         2,281,946        $53,250,608
..................................................................................................................................

                                                                                                      For the period May 1, 2003
                                                                                                  (commencement of operations) to
                                                                     Year ended December                      December 31
---------------------------------------------------------------------------------------------------------------------------------
                                                                            2004                                   2003
---------------------------------------------------------------------------------------------------------------------------------
Class IB                                                         Shares             Amount             Shares             Amount
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
Shares sold                                                      396,324         $5,276,979            422,551         $4,999,778
Shares issued in connection with reinvestment of distributions    23,864            336,131              7,915             98,856
..................................................................................................................................
                                                                 420,188          5,613,110            430,466          5,098,634
Shares repurchased                                              (166,529)        (2,187,245)           (58,285)          (667,174)
..................................................................................................................................
Net increase                                                     253,659         $3,425,865            372,181         $4,431,460
..................................................................................................................................
Putnam VT Equity Income Fund
Shares sold                                                    2,509,903        $31,012,631          1,959,860        $21,523,625
Shares issued in connection with reinvestment of distributions     3,292             40,491              8,641            101,792
..................................................................................................................................
                                                               2,513,195         31,053,122          1,968,501         21,625,417
Shares repurchased                                              (269,382)        (3,330,048)           (80,128)          (887,518)
..................................................................................................................................
Net increase                                                   2,243,813        $27,723,074          1,888,373        $20,737,899
..................................................................................................................................
Putnam VT Mid Cap Value Fund
Shares sold                                                      692,067         $9,067,221            647,803         $7,482,645
Shares issued in connection with reinvestment of distributions     3,090             39,956              4,012             50,195
..................................................................................................................................
                                                                 695,157          9,107,177            651,815          7,532,840
Shares repurchased                                              (231,518)        (3,017,936)          (127,443)        (1,465,828)
..................................................................................................................................
Net increase                                                     463,639         $6,089,241            524,372         $6,067,012
..................................................................................................................................

* Putnam VT Money Market Fund's transactions in capital shares were at a constant net asset value of $1.00 per share.



NOTE 5
INITIAL CAPITALIZATION AND
OFFERING OF SHARES

The following were established as series of Putnam Variable Trust, a Massachusetts business trust, on April 30, 2003. During the period April 30, 2003 to May 1, 2003, the following funds had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and the issuance of shares for each fund:

Fund name                             Capital contribution     Shares issued
----------------------------------------------------------------------------
Class IA
Putnam VT Capital Opportunities Fund              $999,000            99,900
Putnam VT Equity Income Fund                       999,000            99,900
Putnam VT Mid Cap Value Fund                       999,000            99,900
Class IB
Putnam VT Capital Opportunities Fund                $1,000               100
Putnam VT Equity Income Fund                         1,000               100
Putnam VT Mid Cap Value Fund                         1,000               100

NOTE 6
INVESTMENT IN PUTNAM PRIME
MONEY MARKET FUND

Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), each fund of the Trust may invest in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by each fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by that fund in Putnam Prime Money Market Fund. For the year ended December 31, 2004, the table below identifies, for each fund that invested in Putnam Prime Money Market Fund, the amount by which that fund's management fee was reduced in relation to that fund's investment in Putnam Prime Money Market Fund. In addition, the table also identifies the income distributions earned, if any, by each fund for the year ended December 31, 2004 for that fund's investment in Putnam Prime Money Market Fund. Income distributions earned by each fund are recorded as income in the statement of operations.

                                               Income
                                        distributions        Management
Fund Name                                      earned        fee waived
-----------------------------------------------------------------------
Putnam VT American Government Fund                $--               $--
Putnam VT Capital Appreciation Fund             3,667               348
Putnam VT Capital Opportunities Fund              949               223
Putnam VT Discovery Growth Fund                11,606               687
Putnam VT Diversified Income Fund             586,272            55,875
Putnam VT Equity Income Fund                   27,270             2,470
Putnam VT The George Putnam
Fund of Boston                                617,142            56,446
Putnam VT Global Asset Allocation Fund        356,434            44,163
Putnam VT Global Equity Fund                  179,498            15,691
Putnam VT Growth and Income Fund              186,339            18,110
Putnam VT Growth Opportunities Fund             7,888               746
Putnam VT Health Sciences Fund                 40,628             3,895
Putnam VT High Yield Fund                     216,676            16,765
Putnam VT Income Fund                       1,307,468           127,174
Putnam VT International Equity Fund            90,464             7,506
Putnam VT International Growth and
Income Fund                                    28,678             2,806
Putnam VT International New
Opportunities Fund                             24,677             2,421
Putnam VT Investors Fund                       36,947             3,246
Putnam VT Mid Cap Value Fund                    7,889               748
Putnam VT Money Market Fund                    12,271             2,032
Putnam VT New Opportunities Fund              477,400            41,375
Putnam VT New Value Fund                       44,466             3,918
Putnam VT OTC & Emerging Growth Fund           30,364             2,775
Putnam VT Research Fund                        22,149             2,950
Putnam VT Small Cap Value Fund                109,562             8,724
Putnam VT Utilities Growth and
Income Fund                                    66,600             5,844
Putnam VT Vista Fund                           70,774             6,816
Putnam VT Voyager Fund                        281,369            23,985

NOTE 7
REGULATORY MATTERS AND LITIGATION

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Each fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds, including certain funds of the Trust. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.


NOTE 8
SENIOR LOAN COMMITMENTS

At December 31, 2004, Putnam VT Diversified Income Fund and Putnam VT High Yield Fund were invested in senior loans, which are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.


PUTNAM VARIABLE TRUST

Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the following funds have hereby designated the following amounts as long term capital gain, for their taxable year ended December 31, 2004:

Fund Name                                                      Amount
---------------------------------------------------------------------
Putnam VT Capital Opportunities Fund                         $247,852
Putnam VT Equity Income Fund                                  466,563
Putnam VT Income Fund                                       7,548,612
Putnam VT Mid Cap Value Fund                                  374,257
Putnam VT Small Cap Value Fund                             45,198,411

For the year ended December 31, 2004, the following funds received interest and dividends from foreign countries and paid taxes to foreign countries in the following amounts (per share numbers, which are based on all share classes, are also included):

                                            Interest    Per     Foreign    Per
Fund Name                              and Dividends  Share  Taxes Paid  Share
------------------------------------------------------------------------------
Putnam VT International Equity Fund $21,716,345 $0.32 $2,710,872 $0.04 Putnam VT International Growth and
Income Fund                                7,146,124   0.28     881,446   0.03
Putnam VT International New
Opportunities Fund                         5,235,648   0.28     599,471   0.03

Each fund has designated the following percentages of that fund's distributions from net investment income as qualifying for the dividends received deduction for corporations:

                                                           Qualifying
Fund Name                                                           %
---------------------------------------------------------------------
Putnam VT American Government Fund                                --%
Putnam VT Capital Appreciation Fund                           100.00
Putnam VT Capital Opportunities Fund                           25.06
Putnam VT Discovery Growth Fund                                   --
Putnam VT Diversified Income Fund                               0.92
Putnam VT Equity Income Fund                                   68.41
Putnam VT The George Putnam Fund of Boston                     63.28
Putnam VT Global Asset Allocation Fund                         53.46
Putnam VT Global Equity Fund                                   97.66
Putnam VT Growth and Income Fund                              100.00
Putnam VT Growth Opportunities Fund                           100.00
Putnam VT Health Sciences Fund                                100.00
Putnam VT High Yield Fund                                       1.95
Putnam VT Income Fund                                             --
Putnam VT International Equity Fund                               --
Putnam VT International Growth and Income Fund                    --
Putnam VT International New Opportunities Fund                    --
Putnam VT Investors Fund                                      100.00
Putnam VT Mid Cap Value Fund                                   52.41
Putnam VT Money Market Fund                                       --
Putnam VT New Opportunities Fund                              100.00
Putnam VT New Value Fund                                      100.00
Putnam VT OTC & Emerging Growth Fund                              --
Putnam VT Research Fund                                       100.00
Putnam VT Small Cap Value Fund                                100.00
Putnam VT Utilities Growth and Income Fund                    100.00
Putnam VT Vista Fund                                              --
Putnam VT Voyager Fund                                        100.00


PUTNAM VARIABLE TRUST

Results of December 9, 2004 shareholder meeting
(Unaudited)

A special meeting of shareholders of the Trust and of the funds was held on December 9, 2004.

At the meeting, each of the 14 nominees for Trustees was elected with all funds of the Trust voting together as a single class, as follows:


                                                             Votes                    Votes
                                                               for                 withheld
---------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter                                    1,618,715,556               84,963,087
Charles B. Curtis                                    1,618,939,391               84,739,252
Myra R. Drucker                                      1,619,554,749               84,123,894
Charles E. Haldeman, Jr.                             1,617,532,347               86,146,296
John A. Hill                                         1,618,212,615               85,466,028
Ronald J. Jackson                                    1,619,885,746               83,792,897
Paul L. Joskow                                       1,618,940,464               84,738,179
Elizabeth T. Kennan                                  1,616,839,359               86,839,284
John H. Mullin, III                                  1,618,846,473               84,832,170
Robert E. Patterson                                  1,618,236,467               85,442,176
George Putnam, III                                   1,616,732,935               86,945,708
A.J.C. Smith**                                       1,615,296,976               88,381,667
W. Thomas Stevens                                    1,618,704,986               84,973,657
Richard B. Worley                                    1,619,377,345               84,301,298

A proposal to amend the Trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was approved with all funds of the Trust voting together as a single class, as follows:


                                                             Votes                    Votes
                                                               for                  against               Abstentions
---------------------------------------------------------------------------------------------------------------------
                                                     1,466,158,903               89,160,609               148,359,131

A proposal to amend the following funds' fundamental investment restrictions with respect to borrowing to allow each fund the investment flexibility permitted by the Investment Company Act was approved by each fund as follows:


                                                             Votes                    Votes
Fund Name                                                      for                  against               Abstentions
---------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund                       52,972,374                4,348,233                 4,367,696
Putnam VT Global Asset Allocation Fund                  25,376,119                2,218,068                 2,321,422
Putnam VT Growth and Income Fund                       182,612,682               18,533,625                16,966,176
Putnam VT High Yield Fund                               75,205,088                6,930,518                 6,601,516
Putnam VT Income Fund                                   62,204,083                5,732,167                 4,932,384
Putnam VT International Growth and Income Fund          20,788,912                2,219,893                 1,623,831
Putnam VT International New Opportunities Fund          15,932,771                1,951,249                 1,367,504
Putnam VT Money Market Fund                            353,411,009               36,275,984                40,119,610
Putnam VT New Opportunities Fund                        92,709,615               11,245,362                 8,600,033
Putnam VT New Value Fund                                31,094,439                3,104,201                 2,998,673
Putnam VT Utilities Growth and Income Fund              27,165,515                2,569,688                 2,366,282
Putnam VT Vista Fund                                    34,076,963                4,309,542                 4,097,188
Putnam VT Voyager Fund                                  90,873,925               10,227,373                 9,114,348

A proposal to amend the following funds' fundamental investment restrictions with respect to making loans to enhance each fund's ability to participate in an interfund borrowing and lending program was approved by each fund as follows:


                                                             Votes                    Votes
Fund Name                                                      for                  against               Abstentions
---------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund                       53,665,349                3,654,744                 4,368,210
Putnam VT Global Asset Allocation Fund                  25,725,229                2,030,850                 2,159,530
Putnam VT Growth and Income Fund                       185,464,255               16,025,499                16,622,729
Putnam VT High Yield Fund                               76,528,351                6,074,332                 6,134,439
Putnam VT Income Fund                                   63,365,439                4,860,297                 4,642,898
Putnam VT International Growth and Income Fund          21,051,907                1,887,884                 1,692,845
Putnam VT International New Opportunities Fund          16,319,795                1,489,004                 1,442,725
Putnam VT Money Market Fund                            359,385,134               32,634,382                37,787,087
Putnam VT New Opportunities Fund                        94,342,389                9,750,980                 8,461,641
Putnam VT New Value Fund                                31,557,011                2,640,559                 2,999,743
Putnam VT Utilities Growth and Income Fund              27,518,110                2,243,949                 2,339,426
Putnam VT Vista Fund                                    34,915,431                3,508,274                 4,059,988
Putnam VT Voyager Fund                                  91,989,951                9,182,335                 9,043,360

A proposal to amend the following funds' fundamental investment restrictions with respect to diversification of investments to enhance each fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved by each fund as follows:


                                                             Votes                    Votes
Fund Name                                                      for                  against               Abstentions
---------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Fund                      19,273,034                  762,883                 1,334,668
Putnam VT Capital Appreciation Fund                      5,097,537                  167,504                   344,485
Putnam VT Capital Opportunities Fund                     1,044,927                   28,676                    29,826
Putnam VT Discovery Growth Fund                          9,003,144                  431,052                   680,861
Putnam VT Diversified Income Fund                       56,028,833                1,644,821                 4,014,649
Putnam VT Equity Income Fund                             7,089,354                  472,207                   612,045
Putnam VT The George Putnam Fund of Boston              58,277,012                2,314,508                 4,189,550
Putnam VT Global Asset Allocation Fund                  26,862,900                  991,873                 2,060,836
Putnam VT Global Equity Fund                            61,645,210                3,048,097                 4,978,264
Putnam VT Growth and Income Fund                       194,298,150                8,375,722                15,438,611
Putnam VT Growth Opportunities Fund                     13,620,983                  585,130                   808,759
Putnam VT Health Sciences Fund                          26,605,186                1,305,517                 2,078,749
Putnam VT High Yield Fund                               80,329,660                2,820,378                 5,587,084
Putnam VT Income Fund                                   66,063,036                2,580,210                 4,225,388
Putnam VT International Equity Fund                     57,143,749                2,369,901                 4,044,480
Putnam VT International Growth and Income Fund          22,189,977                1,016,194                 1,426,465
Putnam VT International New Opportunities Fund          17,054,825                  826,752                 1,369,947
Putnam VT Investors Fund                                51,888,620                2,276,414                 3,648,802
Putnam VT Mid Cap Value Fund                             2,648,472                  110,714                   202,462
Putnam VT Money Market Fund                            372,799,632               19,101,649                37,905,322
Putnam VT New Opportunities Fund                        99,319,356                5,325,811                 7,909,843
Putnam VT New Value Fund                                33,116,011                1,518,857                 2,562,445
Putnam VT OTC & Emerging Growth Fund                    15,716,088                  928,095                   887,710
Putnam VT Research Fund                                 19,366,046                  908,208                 1,504,834
Putnam VT Small Cap Value Fund                          30,774,178                1,678,272                 2,186,367
Putnam VT Utilities Growth and Income Fund              28,756,780                1,224,874                 2,119,831
Putnam VT Vista Fund                                    37,073,006                1,715,198                 3,695,489
Putnam VT Voyager Fund                                  97,074,320                4,779,518                 8,361,808

A proposal to amend Putnam VT Equity Income Fund's investment objective was approved as follows:


                                                             Votes                    Votes
                                                               for                  against               Abstentions
---------------------------------------------------------------------------------------------------------------------
                                                         7,006,950                  465,373                   701,283


** Mr. Smith resigned from the Board of Trustees on January 21, 2005.

All tabulations are rounded to the nearest whole number.



Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are Putnam's groupings of funds and these groups' largest relationships based upon brokerage commissions for the year ended December 31, 2004.

Global Asset Allocation group

Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation:
Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam Income Opportunities Fund, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Union Bank of Switzerland, SG Cowen, Goldman Sachs, Citigroup, and Lehman Brothers. Commissions paid to these firms together represented approximately 56% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 29% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Credit Suisse First Boston, First Albany, Jefferies & Co., JP Morgan, Merrill Lynch, Morgan Stanley, Royal Bank of Switzerland, Susquehanna, and Wachovia.

International group

Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Goldman Sachs, Union Bank of Switzerland, Merrill Lynch, Citigroup, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, Bear Stearns, Deutsche Bank, Dresdner, Hong Kong Shanghai Banking Corp., JP Morgan, Lehman Brothers, Morgan Stanley, Royal Bank of Canada, and Sanford Bernstein.

Large-Cap Growth group

Putnam Growth Opportunities Fund, Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Credit Suisse First Boston, Citigroup, Morgan Stanley, Goldman Sachs, and Merrill Lynch. Commissions paid to these firms together represented approximately 68% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 27% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bridge Trading, Charles Schwab, Deutsche Bank, Factset, JP Morgan, Lazard Freres, Lehman Brothers, Royal Bank of Canada, Standard & Poor's, and Union Bank of Switzerland.

Large-Cap Value group

The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Citigroup, Goldman Sachs, Merrill Lynch, Deutsche Bank, and Lehman Brothers. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Credit Suisse First Boston, Investment Technologies Group, JP Morgan, Lazard Freres, Morgan Stanley, Sanford Bernstein, Standard & Poor's, and Union Bank of Switzerland.

Research group

Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Citigroup, Goldman Sachs, Union Bank of Switzerland, Merrill Lynch, and Lehman Brothers. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Credit Suisse First Boston, Deutsche Bank, JP Morgan, Lazard Freres, Leerink Swann, Morgan Stanley, Royal Bank of Canada, and Sanford Bernstein.

U.S. Core group

Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S Core group are (in descending order) Goldman Sachs, Merrill Lynch, Citigroup, Lehman Brothers, and JP Morgan. Commissions paid to these firms together represented approximately 45% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Canadian Imperial Bank, Credit Suisse First Boston, Deutsche Bank, Morgan Stanley, Royal Bank of Canada, Sanford Bernstein, Standard & Poor's, and Union Bank of Switzerland.

U.S. Small- and Mid-Cap Core group

Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap Core group are (in descending order) Citigroup, Goldman Sachs, Merrill Lynch, JP Morgan, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 36% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Deutsche Bank, Lazard Freres, Lehman Brothers, Morgan Stanley, Royal Bank of Canada, SG Cowen, Union Bank of Switzerland, and Wachovia.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


PUTNAM VARIABLE TRUST

Trustees and Officers of the Putnam Funds

Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell
University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St.Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since
2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of December 31, 2004, there were 110 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


PUTNAM VARIABLE TRUST

Officers

In addition to George Putnam, III, the other officers of the trust are shown below:


Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and
Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000, Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and PutnamManagement. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation; prior to 2001, President and Chief Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.



Putnam
Variable
Trust

FUND INFORMATION

Investment Manager

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Not applicable to all investments.

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203
1-800-225-1581

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley


PUTNAM INVESTMENTS

This report has been prepared for the shareholders of Putnam Variable Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust's policies, charges, and other matters of interest for the prospective investor.

AN505  221727  2/05

PRESORTED
STANDARD
U.S. POSTAGE PAID
BROCKTON, MA
02302
PERMIT NO. 301


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the registrant by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
December 31, 2004   $1,299,856* $--             $84,855   $4,070
December 31, 2003   $1,129,837  $--             $75,066   $--

* Includes fees of $8,214 billed by the fund's independent auditor to the registrant for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended December 31, 2004 and December 31, 2003, the registrant's independent auditors billed aggregate non-audit fees in the amounts of $251,219 and $215,896 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the registrant.

Audit Fees represents fees billed for the registrant's last two fiscal years.

Audit-Related Fees represents fees billed in the registrant's last two fiscal years for services traditionally performed by the registrant's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the registrant.

The following table presents fees billed by the registrant's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
December 31, 2004   $--             $--   $--         $--
December 31, 2003   $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: February 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: February 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: February 28, 2005